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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09885
Janus Adviser Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado	80206
(Address of principal executive offices)	(Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 7/31
Date of reporting period: 1/31/09

Item 1 — Reports to Shareholders

2009 Semiannual Report
Janus Adviser Series

Growth & Core
Janus Adviser Large Cap Growth Fund
Janus Adviser Forty Fund
Janus Adviser Orion Fund
Janus Adviser Mid Cap Growth Fund
Janus Adviser Small-Mid Growth Fund
Janus Adviser Growth and Income Fund
Janus Adviser Fundamental Equity Fund
Janus Adviser Contrarian Fund
Janus Adviser Balanced Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Adviser Series

Useful Information About Your Fund Report	1
Management Commentaries and Schedules of Investments
Growth & Core
Large Cap Growth Fund	2
Forty Fund	11
Orion Fund	19
Mid Cap Growth Fund	29
Small-Mid Growth Fund	38
Growth and Income Fund	47
Fundamental Equity Fund	56
Contrarian Fund	64
Balanced Fund	75
Statements of Assets and Liabilities	88
Statements of Operations	90
Statements of Changes in Net Assets	92
Financial Highlights	94
Notes to Schedules of Investments	119
Notes to Financial Statements	122
Additional Information	142
Explanations of Charts, Tables and Financial Statements	145

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was January 31, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from August 1, 2008 to January 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least December 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series  January 31, 2009  1

Janus Adviser Large Cap Growth Fund (unaudited)

Fund Snapshot
This fund invests primarily in common stocks of larger, more established companies singled out for their growth potential. In addition, we focus on companies that exhibit “smart growth” meaning we place greater emphasis on sustainable and repeatable growth than the pace at which the company grows.

Jonathan Coleman
lead co-portfolio manager

Daniel Riff
co-portfolio manager

For the six-month period ended January 31, 2009, Janus Adviser Large Cap Growth Fund’s Class S Shares returned -33.37%, outperforming the Fund’s primary benchmark, the Russell 1000® Growth Index, which returned -34.31%. The Fund also outperformed its secondary benchmark, the S&P 500® Index, which returned -33.95%.

Economic Summary

Continuing turmoil from the credit crisis and concerns over the potential for a prolonged recession characterized U.S. equity markets during the six-month period ending January 31, 2009. After a relatively benign start to the period, markets worldwide sold off significantly in September and October, as the full weight of the credit crisis took hold leading to the demise of several long-standing financial institutions. This gave rise to a crisis of confidence that pervaded the markets, prompting the U.S. Federal Reserve (Fed) and central banks around the world to take unprecedented steps in an attempt to support markets and global financial institutions. The S&P 500® Index touched an 11-year low in November before somewhat stabilizing in December. The markets hovered near their lows at the end of the period with many indices turning in their worst January on record amid renewed concerns about the stability of financial institutions and the effectiveness of government intervention.

Volatility approached historically high levels during the period amid the heightened sense of uncertainty and fear but eased a bit during the last two months. Most domestic indices finished the period with losses of over 30%. In expectation of significant declines in demand due to a number of economies suffering from a recession, commodity prices dropped precipitously from their peaks in the summer, led by oil, to finish the period sharply lower. Gold managed to eke out a small gain amid the growing uncertainty. Financials were the worst performing sector due to the ongoing credit crisis and subsequent difficulties in raising additional capital, while the materials sector was the second worst performer, reflecting the decline in commodity prices. Consumer staples and healthcare, meanwhile, outperformed, but posted double-digit declines as well. Large-cap stocks outperformed small caps, while growth-style indices had a slight advantage over value.

Energy and Healthcare Pace Outperformance

Looking more closely at the Fund, the sectors that contributed to outperformance were energy and healthcare. Our security selection and underweight position in energy were the primary drivers of our relative returns, while our overweight in healthcare aided comparable performance.

One of the Fund’s largest positions, UnitedHealth Group, was our single largest contributor to performance for the period, largely because we added to the position on weakness, which proved beneficial as the stock rebounded late in the period. We feel this managed care company is well positioned to benefit from improved pricing trends, and it continued to trade at an attractive valuation at period end relative to its historical valuation ranges.

Storage and Internet security software maker Symantec, a new holding, rose significantly late in the period after deep sell-off in October and November. We initiated a position in the company late in the period, because we were attracted to its free-cash-flow yield and new CEO. In addition, we think the need for virus protection and other Internet security services represent a stable business, where spending in this area is less likely to be cut in a recessionary environment.

In consumer staples, Philip Morris International generated modest gains, but on a relative basis was among the strongest performers during the period. The tobacco stock benefited from its defensive characteristics in a volatile market environment. We sold the position late in the period to reallocate to other companies we considered to have better risk/reward profiles.

Detractors from Performance

Our holdings in consumer staples and financials as well as an overweight in the troubled financials sector were the largest detractors from our relative performance.

Although our energy holdings overall contributed to relative performance, Hess Corp. was our largest individual detractor. This oil exploration and development company declined in sympathy with the pullback in oil prices. Regardless, we

2  Janus Adviser Series  January 31, 2009

(unaudited)

remain believers in the long-term potential of Hess, as we feel the stock price failed to properly value their pipeline of reserves in Brazil and Australia at period end. We did, however, trim our position.

Industrials holding Siemens A.G. was negatively impacted by the financial crisis and the resulting global economic slowdown. Tighter credit conditions stalled its customers’ ability to finance purchases of Siemens’ equipment, while the tougher economic conditions have impacted its ability to execute on its original restructuring initiatives. While we believe the German company could continue to benefit from various power generation and infrastructure projects worldwide, we did trim our position.

Utilities holding AES Corp. came under pressure amid worries about debt on its balance sheet and its access to credit for project-based financing. Concerns about a slowing economy impacting demand for electricity also weighed on the stock. While we feel the company has undervalued assets and its ability to generate free cash flow should be sufficient to service its debt needs in the years to come, we trimmed the position.

During the period, the Fund was overweight in the financials and healthcare sectors as compared to the primary benchmark, while underweight in the consumer discretionary and information technology sectors.

Due to certain circumstances and market conditions, we initiated positions in put and call options in order to mitigate the risks and potentially enhance the performance of the Fund. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Outlook

We recognize that great uncertainty about the future persists and believe there could be more negative surprises in 2009. However, we remain optimistic that the seeds that will ultimately lead to recovery in the markets and the economy are being sown. If past history is any indication, we will likely see the markets improve before the economic data reflects signs of a recovery. As a result, we continue to invest with a long-term view in what we think are industry-leading companies that have attractive long-term secular opportunities, which can potentially offset short-term cyclical headwinds. .

Thank you for your investment in Janus Adviser Large Cap Growth Fund.

Janus Adviser Large Cap Growth Fund At A Glance

5 Top Performers – Holdings

Contribution

UnitedHealth Group, Inc.	0.33%
Anheuser-Busch InBev Rights	0.25%
Symantec Corp.	0.06%
Philip Morris International, Inc.	0.06%
Northrop Grumman Corp.	0.06%

5 Bottom Performers – Holdings

Contribution

Hess Corp.	-1.80%
Anheuser-Busch InBev N.V.	-1.32%
Siemens A.G.	-1.26%
AES Corp.	-1.23%
Research In Motion, Ltd. (U.S. Shares)	-1.13%

5 Top Performers – Sectors

		Fund Weighting	Russell 1000® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Telecommunication Services	-1.02%	1.94%	0.75%
Consumer Discretionary	-1.57%	4.79%	9.38%
Utilities	-1.73%	3.69%	1.94%
Consumer Staples	-2.85%	14.01%	13.91%
Health Care	-2.88%	17.47%	14.82%

5 Bottom Performers – Sectors

		Fund Weighting	Russell 1000® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	-9.52%	26.55%	28.71%
Industrials	-4.83%	11.24%	13.20%
Financials	-4.58%	7.67%	3.95%
Energy	-3.60%	7.94%	9.48%
Materials	-3.04%	4.69%	3.84%

Janus Adviser Series  January 31, 2009  3

Janus Adviser Large Cap Growth Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of January 31, 2009

Anheuser-Busch InBev N.V. Brewery	6.6%
UnitedHealth Group, Inc. Medical – HMO	5.4%
CVS/Caremark Corp. Retail – Drug Store	2.6%
Oracle Corp. Enterprise Software/Services	2.6%
Cisco Systems, Inc. Networking Products	2.5%

19.7%

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Emerging markets comprised 1.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of January 31, 2009

As of July 31, 2008

4  Janus Adviser Series  January 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009						Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Large Cap Growth Fund – Class A Shares

NAV	–33.29%	–37.32%	–4.54%	–3.74%	4.32%	1.03%	0.91%(a)

MOP	–37.12%	–40.93%	–5.45%	–4.20%	4.22%

Janus Adviser Large Cap Growth Fund – Class C Shares

NAV	–33.56%	–37.79%	–5.02%	–4.36%	3.72%	1.81%	1.66%(a)

CDSC	–34.22%	–38.41%	–5.02%	–4.36%	3.72%

Janus Adviser Large Cap Growth Fund – Class I Shares	–33.19%	–37.15%	–4.54%	–3.74%	4.32%	0.77%	0.66%(b)

Janus Adviser Large Cap Growth Fund – Class R Shares	–33.46%	–37.61%	–4.78%	–4.00%	4.17%	1.54%	1.41%(c)

Janus Adviser Large Cap Growth Fund – Class S Shares	–33.37%	–37.45%	–4.54%	–3.74%	4.32%	1.25%	1.16%(c)

Russell 1000® Growth Index	–34.31%	–36.44%	–4.76%	–5.29%	4.65%

S&P 500® Index	–33.95%	–38.63%	–4.24%	–2.65%	5.80%

Lipper Quartile – Class S Shares	–	2nd	2nd	2nd	N/A**

Lipper Ranking – Class S Shares based on total returns for Large-Cap Growth Funds	–	400/803	221/573	125/283	N/A**

Visit janus.com/info to view current performance and characteristic information

See important disclosures on the next page.

Janus Adviser Series  January 31, 2009  5

Janus Adviser Large Cap Growth Fund (unaudited)

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a)Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Large Cap Growth Portfolio of Janus Aspen Series (the “Predecessor Fund”) into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

6  Janus Adviser Series  January 31, 2009

(unaudited)

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Predecessor Fund’s inception date – September 13, 1993

**	The Lipper ranking for the Fund’s Class S Shares is not available.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$667.50	$3.57

Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$664.70	$6.76

Hypothetical (5% return before expenses)	$1,000.00	$1,017.09	$8.19

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$668.10	$2.77

Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$665.40	$5.67

Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$666.60	$4.66

Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65

†	Expenses are equal to the annualized expense ratio of 0.85% for Class A Shares, 1.61% for Class C Shares, 0.66% for Class I Shares, 1.35% for Class R Shares and 1.11% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  January 31, 2009  7

Janus Adviser Large Cap Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Common Stock – 93.2%
Aerospace and Defense – 2.0%
29,262	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	$440,978
10,010	Lockheed Martin Corp.	821,220
11,630	Northrop Grumman Corp.	559,636
		1,821,834
Agricultural Chemicals – 1.1%
7,137	Monsanto Co.	542,840
2,263	Syngenta A.G.	438,097
		980,937
Applications Software – 2.0%
107,489	Microsoft Corp.	1,838,062
Athletic Footwear – 0.3%
8,700	Adidas – Salomon A.G.**	302,259
Brewery – 6.6%
238,059	Anheuser-Busch InBev N.V.**	6,054,615
151,512	Anheuser-Busch InBev N.V. – VVPR Strips*,**	776
		6,055,391
Cable Television – 0.3%
11,445	DIRECTV Group, Inc.*	250,646
Casino Hotels – 0.7%
83,554	Crown, Ltd.**	290,890
48,645	MGM Mirage*	389,160
		680,050
Chemicals – Diversified – 1.3%
21,869	Bayer A.G.**	1,171,005
Commercial Services – Finance – 1.0%
15,931	Automatic Data Processing, Inc.	578,773
26,379	Western Union Co.	360,337
		939,110
Computers – 5.4%
20,768	Apple, Inc.*	1,871,819
37,958	Hewlett-Packard Co.	1,319,041
8,770	IBM Corp.	803,771
16,901	Research In Motion, Ltd. (U.S. Shares)*,**	936,315
		4,930,946
Consumer Products – Miscellaneous – 0.6%
10,880	Kimberly-Clark Corp.	559,994
Cosmetics and Toiletries – 1.5%
20,337	Colgate-Palmolive Co.	1,322,718
Diversified Operations – 2.5%
21,261	Danaher Corp.	1,189,128
10,887	Illinois Tool Works, Inc.	355,569
12,896	Siemens A.G.**	723,188
		2,267,885
E-Commerce/Services – 0.5%
38,610	eBay, Inc.*	464,092
Electric – Generation – 1.4%
166,189	AES Corp.*	1,314,555
Electric Products – Miscellaneous – 0.5%
14,656	Emerson Electric Co.	479,251
Electronic Components – Semiconductors – 0.8%
7,170	Microchip Technology, Inc.	136,015
41,320	Texas Instruments, Inc.	617,734
		753,749
Electronic Connectors – 0.5%
17,770	Amphenol Corp. – Class A	464,686
Electronic Measuring Instruments – 1.0%
5,075	Keyence Corp.**	921,183
Energy – Alternate Sources – 0.5%
56,271	EDP Renovaveis S.A.*,**	418,232
Enterprise Software/Services – 2.6%
138,589	Oracle Corp.*	2,332,453
Finance – Investment Bankers/Brokers – 2.1%
12,089	Goldman Sachs Group, Inc.	975,945
38,235	JP Morgan Chase & Co.	975,375
		1,951,320
Food – Miscellaneous/Diversified – 1.1%
23,506	Nestle S.A.	812,981
10,160	Unilever PLC**	223,768
		1,036,749
Food – Retail – 1.6%
279,878	Tesco PLC**	1,449,330
Forestry – 0.8%
26,001	Weyerhaeuser Co.	710,867
Independent Power Producer – 1.5%
59,979	NRG Energy, Inc.*	1,401,109
Industrial Gases – 1.1%
16,816	Praxair, Inc.	1,046,964
Internet Security – 0.5%
26,740	Symantec Corp.*	409,924
Investment Management and Advisory Services – 0.8%
24,953	T. Rowe Price Group, Inc.	688,204
Medical – Biomedical and Genetic – 6.5%
39,399	Celgene Corp.*	2,086,178
23,046	Genentech, Inc.*,**	1,872,257
39,727	Gilead Sciences, Inc.*	2,016,940
		5,975,375
Medical – Drugs – 2.7%
12,752	Roche Holding A.G.	1,793,628
15,234	Wyeth	654,605
		2,448,233
Medical – HMO – 6.1%
42,926	Coventry Health Care, Inc.*	649,470
174,720	UnitedHealth Group, Inc.	4,949,819
		5,599,289
Medical Products – 2.7%
19,045	Baxter International, Inc.	1,116,989
35,600	Covidien, Ltd.	1,364,904
		2,481,893
Metal Processors and Fabricators – 1.0%
14,244	Precision Castparts Corp.	925,148
Multi-Line Insurance – 0.5%
10,550	ACE, Ltd. (U.S. Shares)	460,613

See Notes to Schedules of Investments and Financial Statements.

8  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Multimedia – 0.9%
28,040	Liberty Media Corp. – Entertainment – Class A*	$514,534
15,408	Walt Disney Co.	318,637
		833,171
Networking Products – 2.5%
153,464	Cisco Systems, Inc.*	2,297,356
Oil Companies – Exploration and Production – 3.9%
15,338	Devon Energy Corp.	944,821
10,070	EOG Resources, Inc.	682,444
35,823	Occidental Petroleum Corp.	1,954,144
		3,581,409
Oil Companies – Integrated – 3.2%
7,311	Exxon Mobil Corp.	559,145
33,915	Hess Corp.	1,886,014
18,776	Petroleo Brasileiro S.A. (ADR)	491,931
		2,937,090
Reinsurance – 1.9%
591	Berkshire Hathaway, Inc. – Class B*	1,766,499
Retail – Discount – 1.4%
4,435	Costco Wholesale Corp.	199,708
22,055	Wal-Mart Stores, Inc.	1,039,232
		1,238,940
Retail – Drug Store – 2.6%
87,230	CVS/Caremark Corp.**	2,344,742
Retail – Office Supplies – 0.5%
25,796	Staples, Inc.	411,188
Retail – Restaurants – 1.6%
16,139	McDonald’s Corp.	936,384
17,464	Yum! Brands, Inc.	499,820
		1,436,204
Semiconductor Components/Integrated Circuits – 1.8%
18,498	Cypress Semiconductor Corp.*	83,426
121,070	Marvell Technology Group, Ltd.*	882,600
551,602	Taiwan Semiconductor Manufacturing Company, Ltd.	667,021
		1,633,047
Semiconductor Equipment – 1.2%
56,549	KLA-Tencor Corp.	1,133,242
Telecommunication Equipment – Fiber Optics – 0.6%
53,474	Corning, Inc.	540,622
Toys – 0.6%
1,820	Nintendo Company, Ltd.**	559,984
Transportation – Railroad – 0.9%
22,102	Canadian National Railway Co. (U.S. Shares)	773,570
Transportation – Services – 1.9%
10,267	C.H. Robinson Worldwide, Inc.	472,077
30,226	United Parcel Service, Inc. – Class B	1,284,302
		1,756,379
Web Portals/Internet Service Providers – 1.6%
4,234	Google, Inc. – Class A*	1,433,336
Wireless Equipment – 4.0%
98,531	Crown Castle International Corp.*	1,923,325
31,735	QUALCOMM, Inc.	1,096,444
80,678	Telefonaktiebolaget L.M. Ericsson – Class B	644,719
		3,664,488

Total Common Stock (cost $110,703,004)		85,195,323

Corporate Bonds – 0.5%
Electric – Integrated – 0.5%
$250,000	Energy Future Holdings, 10.8750% due 11/1/17 (144A)	197,500
430,000	TXU Energy Co. LLC, 10.2500%, due 11/1/15 (144A)	318,200

Total Corporate Bonds (cost $690,555)		515,700

Money Market – 7.0%
6,372,000	Janus Cash Liquidity Fund LLC, 0% (cost $6,372,000)	6,372,000

Total Investments (total cost $117,765,559) – 100.7%		92,083,023

Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(673,872)

Net Assets – 100%		$91,409,151

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$290,890	0.3%
Belgium	6,055,390	6.6%
Bermuda	2,247,504	2.4%
Brazil	932,910	1.0%
Canada	1,709,885	1.9%
Germany	2,196,453	2.4%
Japan	1,481,167	1.6%
Spain	418,232	0.5%
Sweden	644,719	0.7%
Switzerland	3,505,318	3.8%
Taiwan	667,021	0.7%
United Kingdom	1,673,098	1.8%
United States††	70,260,436	76.3%

Total	$92,083,023	100.0%

††	Includes Short-Term Securities (69.4% excluding Short-Term Securities).

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency Value	Unrealized
Settlement Date	Units Sold	in U.S.$	Gain/(Loss)

Australian Dollar 3/12/09	321,000	$203,304	$7,914
British Pound 3/5/09	479,000	693,718	(32,559)
British Pound 3/12/09	180,000	260,667	(6,338)
Euro 2/6/09	1,355,000	1,734,580	132,068
Euro 3/5/09	960,000	1,228,385	12,982
Euro 3/12/09	1,700,000	2,175,042	56,973
Japanese Yen 2/6/09	19,100,000	212,660	(461)
Japanese Yen 3/5/09	25,000,000	278,504	(538)
Japanese Yen 3/12/09	36,700,000	408,917	3,697

Total		$7,195,777	$173,738

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  9

Janus Adviser Large Cap Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Schedule of Written Options – Calls	Value

Research in Motion, Ltd. expires June 2009 105 contracts exercise price $60.00 (Premiums received $31,292)	$(71,295)

Schedule of Written Options – Puts
eBay, Inc. expires January 2011 485 contracts exercise price $12.50	$(175,294)
Oracle Corp. expires January 2011 410 contracts exercise price $12.50	(96,190)

Total Written Options – Puts
(Premiums received $230,595)	$(271,484)

See Notes to Schedules of Investments and Financial Statements.

10  Janus Adviser Series  January 31, 2009

Janus Adviser Forty Fund (unaudited)

Fund Snapshot
This high conviction fund invests primarily in companies we believe have sustainable businesses with large addressable markets that trade at attractive valuations.

Ron Sachs
portfolio manager

For the six-month period ended January 31, 2009, the Fund’s Class S Shares returned -42.27% versus a return of -34.31% for the Fund’s primary benchmark, the Russell 1000® Growth Index. The Fund’s secondary benchmark, the S&P 500® Index, returned -33.95% for the period. This underperformance was largely generated by holdings within materials, financials and healthcare. Our selections within energy and a greater weighting to healthcare stocks provided a tailwind to relative performance during the period.

Economic Overview

Continuing turmoil from the credit crisis and concerns over the potential for a prolonged recession, characterized U.S. equity markets during the six-month period ending January 31, 2009. After a relatively benign start to the period, markets worldwide sold off significantly in September and October, as the full weight of the credit crisis took hold leading to the demise of several long-standing financial institutions. This gave rise to a crisis of confidence that pervaded the markets, prompting the U.S. Federal Reserve (Fed) and central banks around the world to take unprecedented steps in an attempt to support markets and global financial institutions. The S&P 500® Index touched an 11-year low in November before somewhat stabilizing in December. The markets hovered near their lows at the end of the period with many indices turning in their worst January on record amid renewed concerns about the stability of financial institutions and the effectiveness of government intervention. Volatility approached historically high levels during the period amid the heightened sense of uncertainty and fear but eased a bit during the last two months. Most domestic indices finished the period with losses of over 30%. In expectation of significant declines in demand due to a number of economies suffering from a recession, commodity prices dropped precipitously from their peaks in the summer, led by oil, to finish the period sharply lower. Gold managed to eke out a small gain amid the growing uncertainty. Financials were the worst performing sector due to the ongoing credit crisis and subsequent difficulties in raising additional capital, while the materials sector was the second worst performer, reflecting the decline in commodity prices. Consumer staples and healthcare, meanwhile, outperformed, but posted double-digit declines as well. Large-cap stocks outperformed small caps, while growth-style indices had a slight advantage over value.

Select Agricultural-related and Handheld Equipment Makers Detracted from Performance

The largest detractor during the period was a long-time holding and previous winner for the Fund, Potash Corporation of Saskatchewan. The low-cost provider of potash, a key ingredient in fertilizer, suffered amid declining commodity prices. In addition, the global credit crisis has caused a rapid deceleration in the global economy and investors were worried that farmers would be forced to scale back their fertilizer purchases. Because Potash was impacted more than I anticipated, I exited the position late in the period.

Research In Motion Ltd. (RIM) declined late in the period following delays in new handset rollouts at a number of carriers, causing a shortfall in revenues and margins. I believe the smart phone category will grow in the coming years because carriers and consumers find smart phones to be a superior product. Carriers prefer smart phone customers because they have generated higher monthly revenues and proven to be stickier customers. Businesses and consumers have been adopting smart phones because they enable communications beyond voice and text. Because of its integration of hardware, software, and network operations, I believe RIM’s Blackberry offers a superior user experience for many customer segments, especially business customer who rely on RIM’s integration with their corporate information technology systems. RIM has been investing heavily in new products and co-marketing with carriers in an attempt to widen its market share lead during this “land grab” phase of the growth cycle in the smart-phone category. I think this is a solid strategy that can create significant shareholder value over the long term. I believe RIM’s stock represented an attractive risk/reward profile at period end.

Intuitive Surgical, a medical equipment maker, weighed on relative performance as well during the period. One of the questions surrounding this company late in the period was the affordability of the firm’s surgical system given the likely budget and spending cuts at hospitals in a soft economic

Janus Adviser Series  January 31, 2009  11

Janus Adviser Forty Fund (unaudited)

environment. While I anticipate a slowdown in new machine installations and purchases, which has been a key driver of revenue growth, I view this as a short-term problem and think the company still has an enormous opportunity. In addition, I am attracted to the company’s potential recurring revenue stream from the growing number of procedures using their system.

A Brewer and Managed Care Company Aided Relative Performance

Anheuser-Busch and Belgium brewer InBev completed its merger in November with the combined company being called Anheuser-Busch InBev. The company actually declined during the six-month period ending January 31, 2009 amid the sell-off in the Brazilian currency and its rights offering in relation to the transaction. Investors were also worried that the firm would be unable to sell the $7 billion in assets it said it would as part of the deal due to the continuing credit crisis. I exercised my rights offering to pick up some shares given what I see as its attractive valuation and my view that the market’s concerns were overblown. (I initiated a position in the company during the period.) The stock rallied to close out the period as Anheuser-Busch InBev was making great progress in divesting assets and shoring up its balance sheet. Long-term, I consider this to be an outstanding company that was still trading at an attractive valuation at period end relative to its strong free cash flow generation and growth potential.

UnitedHealth Group was another top contributor during the period. This managed care company, had been under pressure in recent months due to investor worries that rising unemployment will negatively impact the number of patients it can insure. While the current macro-economic environment represents a headwind for the company, I initiated a position in the name because I believe it can offset this disadvantage with better pricing, which resets annually. In addition, I thought the company was undervalued at the time of purchase considering its strong free-cash-flow generation.

Another new position in the Fund, Crown Castle International Corp., provided a boost to relative results during the period. The company had suffered from concerns related to its ability to service its debt and fund new projects. After a significant amount of research into this wireless infrastructure company’s leverage profile, I felt the market’s concerns were overblown and took advantage of the stock’s weakness to initiate a position in the company. Long-term, I am attracted to Crown Castle’s potential to generate revenues without adding infrastructure as they add more tenants to their existing cell towers.

Outlook

Risk appetite across every asset class was at unprecedented lows at the end of the period. Equities have been especially hard hit because layering lowered earnings expectations from a slowing economy with that diminished risk appetite has led to lower valuations for stocks. Many great companies were selling for extremely attractive valuations. Our research team is identifying many compelling investment opportunities in businesses that we believe are both well-positioned for the slowdown and that should thrive in a recovery with better market shares and business models. I don’t know how deep and protracted this recession will be or the pace of the recovery. Consequently, I am positioning the Fund in those companies that I expect to deliver respectable results in this downturn while improving their competitive positioning for the long term. That means companies with strong balance sheets that can weather a protracted slowdown and take share from competitors struggling to manage their debt burdens. Most of these companies have leading market shares in their key businesses. During uncertain economic times, customers generally gravitate to suppliers with trusted relationships and strong balance sheets.

Thank you for your investment in Janus Adviser Forty Fund. I look forward to reporting results in the future.

12  Janus Adviser Series  January 31, 2009

(unaudited)

Janus Adviser Forty Fund At A Glance

5 Top Performers – Holdings

Contribution

Anheuser-Busch InBev N.V.	0.39%
UnitedHealth Group, Inc.	0.18%
Anheuser-Busch InBev Rights	0.07%
Crown Castle International Corp.	0.02%
Genentech, Inc.	0.01%

5 Bottom Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	-7.20%
Research In Motion, Ltd. (U.S. Shares)	-4.42%
Intuitive Surgical, Inc.	-4.11%
Hess Corp.	-2.73%
ABB, Ltd.	-2.52%

5 Top Performers – Sectors

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Utilities	0.00%	0.00%	1.94%
Telecommunication Services	-0.12%	1.94%	0.75%
Consumer Discretionary	-1.72%	2.05%	9.38%
Consumer Staples	-2.18%	9.53%	13.91%
Industrials	-3.11%	6.55%	13.20%

5 Bottom Performers – Sectors

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Materials	-11.60%	13.04%	3.84%
Information Technology	-10.56%	28.79%	28.71%
Health Care	-7.27%	26.44%	14.82%
Energy	-4.86%	6.28%	9.48%
Financials	-4.43%	5.37%	3.95%

Janus Adviser Series  January 31, 2009  13

Janus Adviser Forty Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of January 31, 2009

Gilead Sciences, Inc. Medical – Biomedical and Genetic	9.8%
Research In Motion, Ltd. (U.S. Shares) Computers	8.5%
CVS/Caremark Corp. Retail – Drug Store	6.3%
Celgene Corp. Medical – Biomedical and Genetic	5.9%
Apple, Inc. Computers	5.4%

35.9%

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Emerging markets comprised 3.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of January 31, 2009

As of July 31, 2008

14  Janus Adviser Series  January 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009						Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Forty Fund – Class A Shares

NAV	–42.18%	–39.73%	1.71%	0.73%	7.70%	0.98%	0.93%(a)

MOP	–45.51%	–43.19%	0.74%	0.25%	7.26%

Janus Adviser Forty Fund – Class C Shares

NAV	–42.41%	–40.19%	1.20%	0.20%	7.20%	1.74%	1.68%(a)

CDSC	–42.95%	–40.75%	1.20%	0.20%	7.20%

Janus Adviser Forty Fund – Class I Shares	–42.11%	–39.56%	1.71%	0.73%	7.70%	0.66%	0.66%(b)

Janus Adviser Forty Fund – Class R Shares	–42.35%	–40.05%	1.46%	0.49%	7.48%	1.41%	1.41%(c)

Janus Adviser Forty Fund – Class S Shares	–42.27%	–39.88%	1.71%	0.73%	7.70%	1.15%	1.15%(c)

Russell 1000® Growth Index	–34.31%	–36.44%	–4.76%	–5.29%	0.34%

S&P 500® Index	–33.95%	–38.63%	–4.24%	–2.65%	1.98%

Lipper Quartile – Class S Shares	–	3rd	1st	1st	1st

Lipper Ranking – Class S Shares based on total returns for Large-Cap Growth Funds	–	571/803	6/573	6/283	2/186

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Adviser Series  January 31, 2009  15

Janus Adviser Forty Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

Annual expense ratios include dividends on interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Forty Portfolio of Janus Aspen Series (the “Predecessor Fund”) into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization.

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Predecessor Fund’s inception date – May 1, 1997

16  Janus Adviser Series  January 31, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$578.50	$3.66

Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$576.20	$6.63

Hypothetical (5% return before expenses)	$1,000.00	$1,016.79	$8.49

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$579.20	$2.59

Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$576.80	$5.56

Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$577.60	$4.53

Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80

†	Expenses are equal to the annualized expense ratio of 0.92% for Class A Shares, 1.67% for Class C Shares, 0.65% for Class I Shares, 1.40% for Class R Shares and 1.14% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  January 31, 2009  17

Janus Adviser Forty Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Common Stock – 89.2%
Aerospace and Defense – 1.4%
8,837,613	BAE Systems PLC	$51,592,193
Agricultural Chemicals – 3.8%
1,100,157	Monsanto Co.	83,677,942
266,117	Syngenta A.G.	51,517,913
		135,195,855
Agricultural Operations – 2.3%
1,874,581	Bunge, Ltd.	80,494,508
Brewery – 4.3%
6,018,506	Anheuser-Busch InBev N.V.	153,070,179
1,579,816	Anheuser-Busch InBev N.V. – VVPR Strips*	8,088
		153,078,267
Cellular Telecommunications – 1.2%
1,458,515	America Movil S.A. de C.V. – Series L (ADR)	41,582,263
Computers – 13.9%
2,148,779	Apple, Inc.*	193,669,451
5,440,963	Research In Motion, Ltd. (U.S. Shares)*	301,429,350
		495,098,801
Diversified Minerals – 1.8%
4,645,267	Companhia Vale do Rio Doce (ADR)	65,544,717
Engineering – Research and Development Services – 4.6%
12,561,114	ABB, Ltd.	163,341,119
Enterprise Software/Services – 5.1%
10,862,308	Oracle Corp.*	182,812,644
Entertainment Software – 0.5%
1,236,083	Electronic Arts, Inc.*	19,085,122
Finance – Investment Bankers/Brokers – 3.0%
341,660	Goldman Sachs Group, Inc.	27,582,212
3,164,960	JP Morgan Chase & Co.	80,738,129
		108,320,341
Finance – Other Services – 1.6%
326,236	CME Group, Inc.	56,735,703
Medical – Biomedical and Genetic – 16.6%
3,986,349	Celgene Corp.*	211,077,179
395,720	Genentech, Inc.*	32,148,293
6,887,319	Gilead Sciences, Inc.*	349,669,185
		592,894,657
Medical – Drugs – 1.6%
408,028	Roche Holding A.G.	57,391,030
Medical – HMO – 1.9%
2,450,420	UnitedHealth Group, Inc.	69,420,399
Medical Instruments – 3.3%
1,146,406	Intuitive Surgical, Inc.*	118,343,491
Multi-Line Insurance – 0.9%
723,120	ACE, Ltd. (U.S. Shares)	31,571,419
Multimedia – 1.2%
6,507,165	News Corporation, Inc. – Class A	41,580,784
Networking Products – 3.9%
9,326,627	Cisco Systems, Inc.*	139,619,606
Optical Supplies – 1.6%
678,398	Alcon, Inc. (U.S. Shares)	58,098,005
Retail – Drug Store – 6.3%
8,341,873	CVS/Caremark Corp.	224,229,546
Super-Regional Banks – 0.5%
986,540	Wells Fargo & Co.	18,645,606
Telecommunication Equipment – Fiber Optics – 0.9%
3,190,220	Corning, Inc.	32,253,124
Transportation – Services – 1.3%
1,093,465	United Parcel Service, Inc. – Class B	46,461,328
Web Portals/Internet Service Providers – 4.3%
451,103	Google, Inc. – Class A*	152,711,899
Wireless Equipment – 1.4%
2,492,730	Crown Castle International Corp.*	48,658,090

Total Common Stock (cost $3,949,260,826)		3,184,760,517

Money Markets – 11.4%
111,503,000	Janus Cash Liquidity Fund LLC, 0%	111,503,000
293,441,680	Janus Institutional Money Market Fund – Institutional Shares, 0.30%	293,441,680

Total Money Markets (cost $404,944,680)		404,944,680

Total Investments (total cost $4,354,205,506) – 100.6%		3,589,705,197

Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(22,909,790)

Net Assets – 100%		$3,566,795,407

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$153,078,267	4.3%
Bermuda	80,494,508	2.2%
Brazil	65,544,717	1.8%
Canada	301,429,350	8.4%
Mexico	41,582,263	1.2%
Switzerland	361,919,486	10.1%
United Kingdom	51,592,193	1.4%
United States††	2,534,064,413	70.6%

Total	$3,589,705,197	100.0%

††	Includes Short-Term Securities (59.3% excluding Short-Term Securities).

See Notes to Schedules of Investments and Financial Statements.

18  Janus Adviser Series  January 31, 2009

Janus Adviser Orion Fund (unaudited)

Fund Snapshot
This focused growth fund invests in a small number of well-researched companies, hand-picked for their upside potential.

John Eisinger
portfolio manager

For the six-month period ended January 31, 2009, Janus Adviser Orion Fund’s Class S Shares returned -45.59% versus -34.68% for its primary benchmark, the Russell 3000® Growth Index.

Market Overview

Continuing turmoil from the credit crisis and concerns over the potential for a prolonged recession, characterized U.S. equity markets during the six-month period ending January 31, 2009. After a relatively benign start to the period, markets worldwide sold off significantly in September and October, as the demise of several long-standing financial institutions accelerated the negative impact of the credit crisis on the global economy. This gave rise to a crisis of confidence that pervaded the markets, prompting the U.S. Federal Reserve (Fed) and central banks around the world to take unprecedented steps in an attempt to support markets and global financial institutions. The S&P 500® Index touched an 11-year low in November before somewhat stabilizing in December. The markets hovered near their lows at the end of the period with many indices turning in their worst January on record amid renewed concerns about the stability of financial institutions and the effectiveness of government intervention.

Volatility approached historically high levels during the period amid the heightened sense of uncertainty and fear but eased a bit during the last two months. Most domestic indices finished the period with losses of over 30%. In expectation of significant declines in demand due to a number of economies suffering from a recession, commodity prices dropped precipitously from their peaks in the summer, led by oil, to finish the period sharply lower. Gold managed to eke out a small gain amid the growing uncertainty. Financials were the worst performing sector due to the ongoing credit crisis and subsequent difficulties in raising additional capital, while the materials sector was the second worst performer, reflecting the decline in commodity prices. Consumer staples and healthcare, meanwhile, outperformed, but posted double-digit declines as well. Large-cap stocks outperformed small caps, while growth-style indices had a slight advantage over value.

We are very disappointed at the returns generated during the period. As a reminder, the objective of this Fund is to own businesses that create value over the long-term which are currently undervalued based on their ability to show higher returns on capital and growing free cash flows in the future. We define creating value as those companies which can produce economic profits, or returns on capital above their cost of capital. Although it sounds easy, in reality few companies are able to do this over the long-term. The underperformance versus the index and our peers was largely a result of the decision to stick to this mandate of the Fund and not to overweight consumer staples and healthcare names, because they offered defense instead of a true mis-priced stock opportunity. While this resulted in poor short-term performance, we are confident this is the right thing to do for long-term results.

Detractors from Performance

Our holdings in consumer discretionary and financials detracted the most from relative performance. A significant overweight in the latter also weighed on Fund performance. Many of our holdings within financials were real estate investment trusts (REITs) and brokers we think have strong franchises and will emerge from the credit crisis as winners. CapitaLand was a key detractor, as the Singapore-based real estate firm was impacted by slowing economic growth in Singapore and more broadly across Asia. Although long-term we believe the company’s strategic model of recycling capital from lower-yielding Singapore assets into high growth and high return areas should create value, we did trim the position.

Industrial holding Siemens A.G. was negatively impacted by the financial crisis and the resulting global economic slowdown. Tighter credit conditions stalled its customers’ ability to finance purchases of Siemens’ equipment, while the tougher economic conditions have impacted its ability to execute on its original restructuring initiatives. Since one of our initial investment theses depended on Siemens’ ability to successfully restructure, we sold the stock when this opportunity to accelerate cash flows changed in our view.

Within telecommunications, Crown Castle International fell on concerns the company could suffer in a tight credit environment. We have done a significant amount of research into the cell tower company’s leverage profile and are comfortable with its ability to continue to service its debt. The company’s stable customer base and growing revenues from increasing data usage has led to steady cash flows. Longer term, we are drawn to the company’s ability to generate revenues without adding infrastructure as their customers

Janus Adviser Series  January 31, 2009  19

Janus Adviser Orion Fund (unaudited)

add more capacity to Crown Castle’s existing cell towers. We added to our position.

Contributors to Performance

Our underweight in energy and our holdings in consumer staples and utilities contributed to relative performance. Within consumer staples, Anheuser-Busch InBev (formerly InBev NV) was the largest individual contributor for the sector and the Fund. The brewer was added to the Fund on InBev’s acquisition of Anheuser-Busch during the period; the stock subsequently rose. We considered this an opportunistic purchase, as investors had pressured the stock lower before we bought it on concerns about InBev’s assumption of debt and need to raise capital via an equity rights offering. We believe the company is well positioned to navigate the current environment given its strong management team and the historical stability of its volumes. Taking a longer term view, we also believe that the resulting franchise will be able to drive accelerating free-cash-flow growth by focusing on driving up returns through scale synergies and a rebalancing of brand and geographic positioning,

Semiconductor holding Atmel was quite volatile during the period and finished modestly lower, although it was a top contributor to the Fund overall. The stock rose on news of a potential purchase by two companies, then suffered on news that one of the two proposed purchasers withdrew from the deal, citing weakness in the semiconductor and financial markets. While the deal’s apparent demise was somewhat disappointing, we believed the take-out offer was too low. This news also did not change our long-term view that Atmel’s microcontroller products can continue to take market share while the overall business restructured. Combined we believe the two actions can lead to higher returns on capital and accelerating free cash flow. The resulting business should be worth more than both the current price as well as the offered priced.

Morgan Stanley, a new position, added to relative performance. We believe the market has begun to believe that the company will be among the survivors of the financial crisis. Morgan Stanley’s capital base substantially improved during the period with infusions from the U.S. Government and Mitsubishi UFJ Financial Group. In addition, we believe the investment bank/brokerage firm benefited from its agreement with Citigroup to combine their brokerages into a joint venture. We think the deal is very advantageous for Morgan Stanley in that it came with a reasonable price for the bank and may not require it to raise any incremental capital.

Hedging

The Fund uses derivatives for both hedging purposes and to selectively express investment opinions on individual securities. The performance of derivatives and other hedges added modestly to the performance of the Fund. The effective use of options to hedge was difficult due to the historic level of volatility in the market. During 2008, the VIX, an index commonly used to gauge the overall level of volatility in the market, during 2008 it hit historic highs in the 80s up from levels in the single digits just a few years ago. Volatility is a key component of the pricing of derivatives and as it increased, the use of options to hedge the portfolio became uneconomic. We would have liked to have had more hedges, but the risk-reward based on the inflated price of options prohibited us from doing so. While the contribution from hedging activity was less than we would have liked given the extenuating circumstances, we continue to believe that they can be effective tools to reduce the risk of the portfolio and we continue to employ their use today. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Outlook

We believe the market will continue to be volatile, as investors seek to balance attractive valuations and government stimulus with the fundamental challenges of increasing unemployment, continuing housing price declines and falling consumer spending. Expectations appear to be exceedingly low, as evidenced by the large amount of cash sitting on the sidelines. As noted above, we are looking for great long-term value creators. The high market volatility has created what we believe are great buying opportunities for many of our favorite ideas as well as some new stocks. We believe that growth will be difficult to find as long as the global economy continues to contract. However, this is where our research advantage helps to drive long term alpha. Within this context, we are focusing on finding companies that we believe will grow cash flows, gain market share and expand profit margins over time. Strong companies are taking advantage of this period of turmoil in an effort to increase their competitive advantages, their barriers to entry and therefore their ability to generate long-term economic profits. We are adding to ideas that fit this description, as we expect these ideas will outperform from here, as we expect these will generate gains even in a slow or no-growth environment.

Thank you for your continued investment in Janus Adviser Orion Fund.

20  Janus Adviser Series  January 31, 2009

(unaudited)

Janus Adviser Orion Fund At A Glance

5 Top Performers – Holdings

Contribution

Anheuser-Busch InBev N.V.	1.09%
Atmel Corp.	0.85%
Morgan Stanley Co.	0.28%
Hirose Electric Company, Ltd.	0.23%
Simon Property Group, Inc.	0.16%

5 Bottom Performers – Holdings

Contribution

Siemens A.G.	-3.42%
CapitaLand, Ltd.	-3.21%
Crown Castle International Corp.	-2.91%
CapitalSource, Inc.	-2.81%
Sotheby’s Holdings, Inc. – Class A	-2.67%

5 Top Performers – Sectors

		Fund Weighting	Russell 3000® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Other*	-0.01%	-0.20%	0.00%
Utilities	-0.07%	0.21%	1.86%
Consumer Staples	-1.11%	10.01%	13.09%
Health Care	-2.60%	11.37%	15.63%
Energy	-2.99%	6.43%	9.36%

5 Bottom Performers – Sectors

		Fund Weighting	Russell 3000® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	-13.44%	20.40%	4.05%
Industrials	-10.99%	15.55%	13.63%
Consumer Discretionary	-8.28%	11.90%	9.60%
Telecommunication Services	-4.14%	7.43%	0.79%
Information Technology	-3.54%	12.93%	28.21%

*	Industry not classified by Global Industry Classification Standard.

Janus Adviser Series  January 31, 2009  21

Janus Adviser Orion Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of January 31, 2009

Anheuser-Busch InBev N.V. Brewery	6.2%
UnitedHealth Group, Inc. Medical – HMO	5.8%
CVS/Caremark Corp. Retail – Drug Store	5.3%
Crown Castle International Corp. Wireless Equipment	5.1%
Hess Corp. Oil Companies – Integrated	5.0%

27.4%

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Emerging markets comprised 4.2% of total net assets

Top Country Allocations – Long Positions (% of Investment Securities)
As of January 31, 2009

As of July 31, 2008

22  Janus Adviser Series  January 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009				Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Orion Fund – Class A Shares

NAV	–45.47%	–46.09%	–6.07%	1.61%	1.23%(a)

MOP	–48.59%	–49.21%	–7.64%

Janus Adviser Orion Fund – Class C Shares

NAV	–45.73%	–46.51%	–6.80%	2.39%	1.98%(a)

CDSC	–46.27%	–47.04%	–6.80%

Janus Adviser Orion Fund – Class I Shares	–45.43%	–45.94%	–6.37%	1.34%	0.98%(b)

Janus Adviser Orion Fund – Class R Shares	–45.60%	–46.34%	–6.53%	2.10%	1.73%(c)

Janus Adviser Orion Fund – Class S Shares	–45.59%	–46.26%	–6.34%	1.85%	1.50%(c)

Russell 3000® Growth Index	–34.68%	–36.51%	–8.75%

Lipper Quartile – Class S Shares	–	4th	1st

Lipper Ranking – Class S Shares based on total returns for Mid-Cap Growth Funds	–	507/595	48/496

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

See important disclosures on the next page.

Janus Adviser Series  January 31, 2009  23

Janus Adviser Orion Fund (unaudited)

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

Annual expense ratios include dividends on interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including but not limited to exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the fund. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

A hedging strategy is one that attempts to minimize or protect against loss by strategically using instruments in the market to offset the risk of any adverse price movements. It involves counterbalancing one transaction against another. Hedging does not prevent a negative event from happening. It attempts to reduce the impact of the event. A reduction in such risk usually means a reduction in potential profits. Hedging, for the most part, is a technique not by which you will necessarily make money but by which you can reduce potential loss.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s Class A Shares, Class C Shares, Class R Shares, and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflect the performance of the Fund’s respective class from August 1, 2005 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund’s Class I Shares from November 28, 2005 through the most recent period shown, and the performance of the Fund’s Class S Shares from August 1, 2005 to November 28, 2005, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

August 4, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – August 1, 2005

24  Janus Adviser Series  January 31, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$545.30	$4.75

Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$542.70	$7.66

Hypothetical (5% return before expenses)	$1,000.00	$1,015.27	$10.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$545.70	$3.78

Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	$4.94

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$544.00	$6.69

Hypothetical (5% return before expenses)	$1,000.00	$1,016.53	$8.74

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$544.10	$5.72

Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48

†	Expenses are equal to the annualized expense ratio of 1.22% for Class A Shares, 1.97% for Class C Shares, 0.97% for Class I Shares, 1.72% for Class R Shares and 1.47% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  January 31, 2009  25

Janus Adviser Orion Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares/Principal/Contract Amount		Value

Common Stock – 93.8%
Advertising Sales – 1.8%
70,132	Lamar Advertising Co. – Class A*,**	$631,889
Aerospace and Defense – 1.2%
30,410	Spirit Aerosystems Holdings, Inc.*	413,576
Agricultural Operations – 1.4%
807,040	Chaoda Modern Agriculture Holdings, Ltd.	508,218
Brewery – 6.2%
85,913	Anheuser-Busch InBev N.V.**	2,185,046
Building – Residential and Commercial – 0.3%
59,134	Rossi Residencial S.A.	114,494
Building Products – Cement and Aggregate – 1.4%
20,672	CRH PLC**	478,768
Building Products – Wood – 2.1%
93,188	Masco Corp.**	728,730
Casino Hotels – 1.0%
121,425	Melco PBL Entertainment (Macau), Ltd. (ADR)*	338,776
Commercial Banks – 1.9%
80,757	ICICI Bank, Ltd.	678,220
Computers – 1.3%
8,015	Research in Motion, Ltd. (U.S. Shares)*,**	444,031
Containers – Metal and Glass – 2.7%
50,320	Owens-Illinois, Inc.*	956,080
Diversified Operations – 2.0%
21,145	Illinois Tool Works, Inc.**	690,596
Electronic Components – Semiconductors – 1.6%
133,561	ON Semiconductor, Corp.*	556,949
Electronic Connectors – 1.9%
13,540	Amphenol Corp. – Class A	354,071
3,400	Hirose Electric Company, Ltd.**	319,719
		673,790
Electronic Measuring Instruments – 1.5%
34,980	Trimble Navigation, Ltd.*	518,404
Filtration and Separations Products – 2.0%
26,400	Pall Corp.	688,248
Finance – Investment Bankers/Brokers – 7.3%
11,064	Credit Suisse Group A.G.	283,541
15,205	Goldman Sachs Group, Inc.**	1,227,499
51,085	Morgan Stanley Co.**	1,033,449
		2,544,489
Finance – Other Services – 0.6%
72,100	BM&F Bovespa S.A.*	207,999
Gold Mining – 3.4%
29,870	Newmont Mining Corp.**	1,188,229
Hotels and Motels – 1.6%
36,715	Starwood Hotels & Resorts Worldwide, Inc.**	555,131
Internet Gambling – 0.9%
132,153	Partygaming PLC*,**	319,850
Internet Security – 1.8%
40,460	Symantec Corp.*	620,252
Machinery – General Industrial – 0.3%
340,000	Shanghai Electric Group Company, Ltd.*	107,702
Medical – Biomedical and Genetic – 5.2%
31,055	Celgene Corp.*,**	1,644,363
5,625	Vertex Pharmaceuticals, Inc.*	185,906
		1,830,269
Medical – HMO – 5.8%
71,895	UnitedHealth Group, Inc.**	2,036,785
Metal Processors and Fabricators – 0.9%
4,725	Precision Castparts Corp.	306,889
Oil Companies – Exploration and Production – 1.9%
12,390	Occidental Petroleum Corp.	675,875
Oil Companies – Integrated – 5.0%
31,330	Hess Corp.**	1,742,261
Printing – Commercial – 1.3%
19,582	VistaPrint, Ltd.* ,**	448,428
Real Estate Management/Services – 2.2%
32,940	Jones Lang LaSalle, Inc.**	777,713
Real Estate Operating/Development – 2.0%
440,000	CapitaLand, Ltd.	689,605
REIT – Diversified – 1.5%
147,484	CapitalSource, Inc.**	536,842
Retail – Drug Store – 5.3%
68,570	CVS/Caremark Corp.**	1,843,162
Schools – 1.2%
1,293,000	Raffles Education Corp. Ltd.	438,149
Semiconductor Components/Integrated Circuits – 5.0%
193,015	Atmel Corp.**	644,670
120,655	Cypress Semiconductor Corp.*	544,154
79,080	Marvell Technology Group, Ltd.* ,**	576,493
		1,765,317
Semiconductor Equipment – 0.5%
8,960	KLA-Tencor Corp.	179,558
Toys – 3.2%
3,600	Nintendo Company, Ltd.**	1,107,660
Transportation – Railroad – 1.0%
94,413	All America Latina Logistica (GDR)	358,273
Veterinary Diagnostics – 0.5%
8,990	VCA Antech, Inc.*	169,192
Wireless Equipment – 5.1%
91,105	Crown Castle International Corp.*	1,778,370

Total Common Stock (cost $42,753,961)		32,833,815

Corporate Bonds – 0.8%
Advertising Sales – 0.6%
$268,000	Lamar Advertising Co. 2.8750%, due 12/31/10	220,095
Gold Mining – 0.2%
46,000	Newmont Mining Corp. 3.0000%, due 2/15/12	50,888

Total Corporate Bonds (cost $248,372)		270,983

Preferred Stock – 1.0%
Metal – Diversified – 1.0%
7,800	Freeport-McMoRan Copper & Gold, Inc. convertible (cost $411,812)	363,480

See Notes to Schedules of Investments and Financial Statements.

26  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares/Principal/Contract Amount		Value

Purchased Options – Calls – 0.9%
219	Chesapeake Energy Corp. expires April 2009 exercise price $25.00**	$7,050
120	CVS/Caremark Corp. (LEAPS) expires January 2010 exercise price $30.00	40,200
139	PNC Financial Services Group, Inc. (LEAPS) expires January 2010 exercise price $2.50	0
75	Occidental Petroleum Corp. (LEAPS) expires January 2011 exercise price $30.00	207,000
50	UnitedHealth Group, Inc. expires March 2009 exercise price $35.00	625
86	UnitedHealth Group, Inc. (LEAPS) expires January 2010 exercise price $30.00	48,674

Total Purchased Options – Calls (premiums paid $422,903)		303,549

Purchased Options – Puts – 1.1%
57	Goldman Sachs Group, Inc. expires March 2009 exercise price $30.00	1,995
45	Hess Corp. expires February 2009 exercise price $55.00	14,850
139	iShares MSCI Emerging Markets Index expires March 2009 exercise price $20.00	15,151
779	iShares MSCI EAFE Index expires June 2009 exercise price $38.00	290,294
232	NetApp, Inc. expires February 2009 exercise price $12.50	2,320
1726	Nikkei – 225 Stock Index expires March 2009 exercise price $7,603.15	6,932
5,178	Nikkei – 225 Stock Index expires June 2009 exercise price $7,603.15	41,659
19	S&P 500 Index. expires February 2009 exercise price $750.00	19,190

Total Purchased Options – Puts (premiums paid $465,974)		392,391

Money Market – 4.5%
1,571,000	Janus Cash Liquidity LLC, 0% (cost $1,571,000)	1,571,000

Total Investments (total cost $45,874,022) – 102.1%		35,735,218

Liabilities, net of Cash, Receivables and Other Assets – (2.1)%		(740,119)

Net Assets – 100%		$34,995,099

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$2,185,047	6.1%
Bermuda	1,024,921	2.9%
Brazil	680,765	1.9%
Canada	444,031	1.2%
Cayman Islands	846,994	2.4%
China	107,703	0.3%
Gibraltar	319,850	0.9%
India	678,220	1.9%
Ireland	478,768	1.3%
Japan	1,427,379	4.0%
Singapore	1,127,754	3.2%
Switzerland	283,541	0.8%
United States††	26,130,245	73.1%

Total	$35,735,218	100.0%

††	Includes Short-Term Securities (68.7% excluding Short-Term Securities).

Financial Futures – Short
23 Contracts	S&P 500® (Emini) expires March 2009, principal amount $945,868, value $945,875 cumulative depreciation	$(7)

Financial Futures – Short
27 Contracts	DJ Euro Stoxx 50 expires March 2009, principal amount $766,560, value $771,245 cumulative depreciation	$(4,685)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency Value	Unrealized
Settlement Date	Units Sold	in U.S.$	Gain/(Loss)

British Pound 3/5/09	106,500	$154,240	$(7,239)
British Pound 3/12/09	97,000	140,471	(3,416)
Euro 2/6/09	362,000	463,408	4,299
Euro 3/5/09	689,000	881,622	9,317
Euro 3/12/09	612,000	783,015	20,510
Japanese Yen 2/6/09	23,000,000	256,083	(556)
Japanese Yen 3/12/09	36,630,000	408,137	3,690

Total		$3,086,976	$26,605

Schedule of Written Options – Calls	Value

Chesapeake Energy Corp. expires April 2009 146 contracts exercise price $37.50	(327)
Freeport-McMoRan Copper & Gold, Inc. expires February 2009 106 contracts exercise price $3.00	(4,876)
Hess Corp. expires February 2009 45 contracts exercise price $60.00	(8,100)
MSCI EAFE Index expires June 2009 779 contracts exercise price $42.00	(195,498)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  27

Janus Adviser Orion Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Value

MSCI Emerging Markets Index expires March 2009 139 contracts exercise price $28.00	(4,587)
NetApp, Inc. expires February 2009 77 contracts exercise price $15.00	(6,545)
Nikkei Index expires March 2009 1,726 contracts exercise price $8,403.48	(5,840)
Nikkei Index expires March 2009 5,178 contracts exercise price $8,403.48	(35,987)
Russell 2000® Index expires February 2009 63 contracts exercise price $48.00	(4,032)
S&P 500® Index expires February 2009 10 contracts exercise price $895.00	(5,430)
S&P 500® Index expires February 2009 2 contracts exercise price $1000.00	(40)
S&P 500® Index expires February 2009 2 contracts exercise price $1050.00	(10)
S&P 500® Index expires February 2009 39 contracts exercise price $1100.00	(195)
S&P 500® Index expires March 2009 5 contracts exercise price $900.00	(7,610)

Total Written Options- Calls
(Premiums received $384,800)	$(279,077)

Schedule of Written Options – Puts
CVS/ Caremark Corp. expires January 2010 (LEAPS) 120 contracts exercise price $20.00	$(24,120)
Diamond Trust – Series I expires February 2009 31 contracts exercise price $70.00	(1,891)
Goldman Sachs Group, Inc. expires March 2009 57 contracts exercise price $55.00	(14,564)
Hess Corp. expires February 2009 45 contracts exercise price $40.00	(1,125)
Microsoft Corp. expires February 2009 69 contracts exercise price $15.00	(876)
Microsoft Corp. expires January 2009 31 contracts exercise price $16.00	(908)
Microsoft Corp. expires April 2009 46 contracts exercise price $14.00	(1,822)
Microsoft Corp. expires April 2009 31 contracts exercise price $15.00	(1,987)
Microsoft Corp. expires April 2009 15 contracts exercise price $16.00	(1,458)
Occidental Petroleum Corp. expires January 2011 (LEAPS) 75 contracts exercise price $30.00	(38,250)
Simon Property Group, Inc. expires February 2009 50 contracts exercise price $35.00	(7,100)
UnitedHealth Group, Inc. expires January 2010 (LEAPS) 86 contracts exercise price $30.00	(60,163)

Total Written Options- Puts
(Premiums received $173,105)	$(154,264)

Total Return Swaps outstanding at 1/31/09

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Appreciation

Goldman Sachs	$1,076,347	Goldman Sachs Custom XLI Ex-Transports Index	1-month LIBOR minus 150 basis points	12/8/2009	$146,298

Goldman Sachs	394,245	Goldman Sachs Custom IHF	1-month LIBOR minus 60 basis points	1/12/2010	12,711

Total					$159,009

See Notes to Schedules of Investments and Financial Statements.

28  Janus Adviser Series  January 31, 2009

Janus Adviser Mid Cap Growth Fund (unaudited)

Fund Snapshot
This fund invests in medium-sized companies that have grown large enough to be well established but are small enough to still have room to grow.

Brian Demain
portfolio manager

During the six months ended January 31, 2009, Janus Adviser Mid Cap Growth Fund’s Class S Shares declined -38.98%. Meanwhile, the Fund’s primary benchmark, the Russell Midcap® Growth Index, returned -40.69%. The Fund’s secondary benchmark, the S&P MidCap 400 Index, returned -37.29% for the same time period.

Overview

Continuing turmoil from the credit crisis and concerns over the potential for a prolonged recession, characterized U.S. equity markets during the six-month period ending January 31, 2009. After a relatively benign start to the period, markets worldwide sold off significantly in September and October, as the full weight of the credit crisis took hold leading to the demise of several long-standing financial institutions. This gave rise to a crisis of confidence that pervaded the markets, prompting the U.S. Federal Reserve (Fed) and central banks around the world to take unprecedented steps in an attempt to support markets and global financial institutions. The S&P 500® Index touched an 11-year low in November before somewhat stabilizing in December. The markets hovered near their lows at the end of the period with many indices turning in their worst January on record amid renewed concerns about the stability of financial institutions and the effectiveness of government intervention. Volatility approached historically high levels during the period amid the heightened sense of uncertainty and fear but eased a bit during the last two months. Most domestic indices finished the period with losses of over 30%. In expectation of significant declines in demand due to a number of economies suffering from a recession, commodity prices dropped precipitously from their peaks in the summer, led by oil, to finish the period sharply lower. Gold managed to eke out a small gain amid the growing uncertainty. Financials were the worst performing sector due to the ongoing credit crisis and subsequent difficulties in raising additional capital, while the materials sector was the second worst performer, reflecting the decline in commodity prices. Consumer staples and healthcare, meanwhile, outperformed, but posted double-digit declines as well. Large-cap stocks outperformed small caps, while growth-style indices had a slight advantage over value.

Agricultural-related and Internet Security Providers Boosted Performance

Stock selection within industrials was the most notable contributors to comparable returns during the period. Select materials holdings also aided relative results.

Within materials, Potash Corporation of Saskatchewan was a top contributor. Potash Corporation has the world’s largest excess supply of potash, a key ingredient in agricultural fertilizer. Potash-based fertilizer has improved agriculture efficiency and has seen higher demand in the agricultural sector along with increasing demands on the world’s arable land. Additionally, the company benefited from pricing power, as the end user is generally insensitive to increases in potash prices. We exited the position early in 2008 based on what we saw as a reduced risk/reward profile. The stock subsequently sold down along with other commodities and commodity-related investments over concerns of reduced demand in a slowing global economy. Late in the period, we re-established a position after we felt the stock had been overly punished.

Symantec Corp., a storage and internet security provider, had been weak during the early part of the fourth quarter, rebounding in December. We initiated a position in the company late in the period, because we were in part attracted to its free cash flow yield and the new CEO. In addition, we think the need for virus protection and other Internet security services represent a stable business, where spending in this area is less likely to be cut in a slowing economy.

Student lender Nelnet, Inc. was another contributor, benefiting early in the period from a better-than-expected quarterly report. Concerns surrounding increasing cost of funding had negatively impacted sentiment for the company until the government stepped in to provide funding for the company’s loans. While the terms of the government funding are not as favorable as those previously available in the free market, we think the agreement does provide Nelnet the capital necessary to continue to grow its book of loans. We trimmed the position into strength.

Select Advertisers and Telecommunication Equipment Makers Weighed on Results

Areas of relative weakness included stocks within consumer discretionary and financials. Select technology names and agricultural stocks weighed on relative returns.

Janus Adviser Series  January 31, 2009  29

Janus Adviser Mid Cap Growth Fund (unaudited)

Within consumer discretionary, long-time holding Lamar Advertising suffered as a slowing economy and concerns about advertising revenue weighed on the stock. We continue to believe in the stability and predictability of Lamar’s business, outdoor advertising services, and potential for future growth.

CommScope, an information technology company involved in providing infrastructure solutions for communication and wireless networks, declined amid rising concern over its ability to meet its debt obligations and the potential dilution of equity that may be required. We were comfortable with the company’s ability to manage its capital structure at period end and believed the company’s leadership in its space and improved competitive position make it an attractive long-term story. As a result, we added to our position.

Within materials, K+S A.G. was a top detractor from relative results as the company’s sensitivity to commodities continued to be an issue amid weakness in raw material prices during the period. Longer term, we believe that companies like K+S, whose products improve agriculture efficiency, should continue to benefit from the limited supply of agricultural land in the face of rising demands on the land. Potash Corp. falls into this category as well in our view, and as we mentioned above, we reinitiated a position in Potash, exiting our K+S position.

Outlook

The economic environment remains challenged in our view. As financial institutions continue to de-lever in an attempt to protect their scarce remaining equity, the rest of the economy may struggle to find the capital it needs to invest in growth projects. Companies that have debt levels considered prudent in 2007 are now forced to use free cash flow to pay down debt, rather than to invest in high-return growth investments. The deleveraging process is likely to carryover to the consumer as well. The effects of this are likely to continue through the first half of 2009 and perhaps longer. In our opinion, the governmental policy responses have been necessary, but the question as to whether they will prove to be sufficient was an unanswered one at the end of the period.

While oil’s collapse has lessened the pressure on the consumer, unemployment and housing remained large headwinds. It is sometimes hard, during market environments like this, to remain focused on the long term. However, we believe that it is precisely in an environment like this when a focus on the long term provides the best opportunities. Valuations on stocks across many sectors are compelling in our view, even on earnings estimates reflective of a deep and longer-duration recession. Risk aversion has been high with the amount of capital stashed in money markets relative to the capitalization of the U.S. stock market at historically elevated levels. We don’t know how deep or how long this downturn will last, but upon its turn, we think strong companies will emerge even stronger. We seek to own those businesses in anticipation of that emergence.

Thank you for your investment in Janus Adviser Mid Cap Growth Fund.

30  Janus Adviser Series  January 31, 2009

(unaudited)

Janus Adviser Mid Cap Growth Fund At A Glance

5 Top Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.30%
Symantec Corp.	0.18%
Nelnet, Inc. – Class A	0.12%
Kohl’s Corp.	0.09%
Ryanair Holdings PLC (ADR)	0.07%

5 Bottom Performers – Holdings

Contribution

Lamar Advertising Co. – Class A	-2.08%
CommScope, Inc.	-1.62%
K+S A.G.	-1.57%
Crown Castle International Corp.	-1.49%
Forest Oil Corp.	-1.40%

5 Top Performers – Sectors

		Fund Weighting	Russell Midcap®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Utilities	-0.48%	1.41%	3.67%
Consumer Staples	-0.62%	2.24%	4.58%
Materials	-2.32%	4.82%	4.66%
Health Care	-2.54%	12.25%	13.39%
Telecommunication Services	-2.87%	5.60%	2.74%

5 Bottom Performers – Sectors

		Fund Weighting	Russell Midcap®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	-7.81%	21.32%	19.62%
Industrials	-6.57%	21.17%	17.86%
Financials	-6.34%	12.26%	5.96%
Consumer Discretionary	-5.75%	11.21%	17.73%
Energy	-5.74%	7.71%	9.80%

Janus Adviser Series  January 31, 2009  31

Janus Adviser Mid Cap Growth Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of January 31, 2009

Crown Castle International Corp. Wireless Equipment	2.8%
Celgene Corp. Medical – Biomedical and Genetic	2.6%
Equinix, Inc. Web Hosting/Design	2.3%
Mattel, Inc. Toys	2.1%
Iron Mountain, Inc. Commercial Services	2.1%

11.9%

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Emerging markets comprised 0.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of January 31, 2009

As of July 31, 2008

32  Janus Adviser Series  January 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009						Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Mid Cap Growth Fund – Class A Shares

NAV	–38.91%	–39.82%	0.32%	–1.59%	6.23%	1.05%	0.91%(a)

MOP	–42.42%	–43.29%	–0.64%	–2.06%	6.10%

Janus Adviser Mid Cap Growth Fund – Class C Shares

NAV	–39.14%	–40.28%	–0.18%	–2.19%	5.69%	1.87%	1.66%(a)

CDSC	–39.75%	–40.88%	–0.18%	–2.19%	5.69%

Janus Adviser Mid Cap Growth Fund – Class I Shares	–38.82%	–39.65%	0.32%	–1.59%	6.23%	0.73%	0.66%(b)

Janus Adviser Mid Cap Growth Fund – Class R Shares	–39.05%	–40.10%	0.09%	–1.86%	6.07%	1.50%	1.41%(c)

Janus Adviser Mid Cap Growth Fund – Class S Shares	–38.98%	–39.95%	0.32%	–1.59%	6.23%	1.24%	1.16%(c)

Russell Midcap® Growth Index	–40.69%	–42.24%	–3.86%	–0.94%	5.19%

S&P MidCap 400 Index	–37.29%	–36.97%	–2.00%	4.09%	8.61%

Lipper Quartile – Class S Shares	–	2nd	1st	3rd	N/A**

Lipper Ranking – Class S Shares based on total returns for Mid-Cap Growth Funds	–	195/595	17/414	134/194	N/A**

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.
See important disclosures on the next page.

Janus Adviser Series  January 31, 2009  33

Janus Adviser Mid Cap Growth Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Mid Cap Growth Portfolio of Janus Aspen Series (the “Predecessor Fund”) into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

34  Janus Adviser Series  January 31, 2009

(unaudited)

See “Explanation of Charts, Tables and Financial Statements.”

*	The Predecessor Fund’s inception date – September 13, 1993

**	The Lipper ranking for the Fund’s Class S Shares is not available.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$611.10	$3.65

Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$608.90	$6.69

Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$612.00	$2.64

Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$609.70	$5.68

Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$610.40	$4.67

Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

†	Expenses are equal to the annualized expense ratio of 0.90% for Class A Shares, 1.65% for Class C Shares, 0.65% for Class I Shares, 1.40% for Class R Shares and 1.15% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  January 31, 2009  35

Janus Adviser Mid Cap Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Common Stock – 94.7%
Advertising Sales – 1.0%
571,212	Lamar Advertising Co. – Class A*	$5,146,620
Aerospace and Defense – 0.6%
200,040	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	3,014,603
Aerospace and Defense – Equipment – 1.9%
116,395	Alliant Techsystems, Inc.*	9,405,880
Agricultural Chemicals – 1.5%
98,150	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	7,347,509
Agricultural Operations – 0.3%
2,067,520	Chaoda Modern Agriculture Holdings, Ltd.	1,301,981
Airlines – 1.5%
308,025	Ryanair Holdings PLC (ADR)*,**	7,398,761
Apparel Manufacturers – 2.2%
887,200	Esprit Holdings, Ltd.	4,732,269
106,960	VF Corp.	5,991,899
		10,724,168
Applications Software – 0.9%
206,450	Citrix Systems, Inc.*	4,343,708
Auction House – Art Dealer – 0.3%
68,510	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	1,257,844
Batteries and Battery Systems – 1.6%
166,270	Energizer Holdings, Inc.*	7,919,440
Casino Hotels – 0.8%
858,438	Crown, Ltd.**	2,988,621
388,435	Melco PBL Entertainment (Macau), Ltd. (ADR)*	1,083,734
		4,072,355
Cellular Telecommunications – 1.2%
240,995	Leap Wireless International, Inc.*	6,073,074
Commercial Services – 3.5%
230,140	CoStar Group, Inc.*	6,816,747
513,555	Iron Mountain, Inc.*	10,507,334
		17,324,081
Commercial Services – Finance – 2.4%
113,810	Equifax, Inc.	2,813,383
182,495	Global Payments, Inc.	6,334,402
108,642	Paychex, Inc.	2,638,914
		11,786,699
Computer Services – 1.6%
59,540	IHS, Inc. – Class A*	2,607,852
82,917	NDS Group PLC (ADR)*	5,135,050
		7,742,902
Computers – 0.9%
50,062	Apple, Inc.*	4,512,088
Computers – Peripheral Equipment – 0.6%
327,010	Logitech International S.A. (U.S. Shares)*	3,136,026
Consulting Services – 0.6%
222,615	Gartner Group, Inc.*	3,152,228
Containers – Metal and Glass – 3.2%
216,125	Ball Corp.	8,286,232
398,295	Owens-Illinois, Inc.*	7,567,605
		15,853,837
Decision Support Software – 1.3%
383,483	MSCI, Inc.*	6,657,265
Distribution/Wholesale – 1.0%
2,565,975	Li & Fung, Ltd.	5,143,572
Diversified Operations – 0.8%
138,620	Cooper Industries, Ltd. – Class A	3,730,264
679,080	Polytec Asset Holdings, Ltd.	43,473
		3,773,737
Electric Products – Miscellaneous – 0.9%
144,112	AMETEK, Inc.	4,605,820
Electronic Connectors – 2.0%
380,815	Amphenol Corp. – Class A	9,958,312
Electronic Measuring Instruments – 0.9%
301,536	Trimble Navigation, Ltd.*	4,468,764
Entertainment Software – 0.3%
108,555	Electronic Arts, Inc.*	1,676,089
Fiduciary Banks – 1.1%
94,150	Northern Trust Corp.	5,415,508
Filtration and Separations Products – 0.9%
172,095	Pall Corp.	4,486,517
Finance – Consumer Loans – 0.5%
198,205	Nelnet, Inc. – Class A	2,739,193
Finance – Other Services – 0.6%
16,160	CME Group, Inc.	2,810,386
Independent Power Producer – 1.5%
310,110	NRG Energy, Inc.*	7,244,170
Instruments – Controls – 0.6%
46,925	Mettler-Toledo International, Inc.*	3,124,267
Instruments – Scientific – 1.7%
241,377	Thermo Fisher Scientific, Inc.*	8,672,676
Internet Security – 1.3%
421,650	Symantec Corp.*	6,463,895
Investment Management and Advisory Services – 1.4%
65,825	Eaton Vance Corp.	1,259,891
335,620	National Financial Partners Corp.	862,543
171,805	T. Rowe Price Group, Inc.	4,738,382
		6,860,816
Machinery – General Industrial – 2.0%
241,725	Roper Industries, Inc.	9,944,567
Machinery – Pumps – 0.8%
187,355	Graco, Inc.	3,985,041
Medical – Biomedical and Genetic – 6.7%
241,590	Celgene Corp.*,**	12,792,190
55,155	Genzyme Corp.*	3,801,283
152,330	Gilead Sciences, Inc.*	7,733,793
84,480	Millipore Corp.*	4,659,917
55,130	Myriad Genetics, Inc.*	4,111,044
		33,098,227
Medical – Drugs – 0.8%
88,950	Shire PLC (ADR)	3,884,447

See Notes to Schedules of Investments and Financial Statements.

36  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Medical – HMO – 2.4%
280,940	Coventry Health Care, Inc.*	$4,250,622
277,735	UnitedHealth Group, Inc.	7,868,233
		12,118,855
Medical Instruments – 1.0%
46,385	Intuitive Surgical, Inc.*	4,788,324
Medical Products – 2.0%
127,775	Covidien, Ltd.	4,898,894
135,795	Henry Schein, Inc.*	5,082,806
		9,981,700
Metal Processors and Fabricators – 1.3%
102,560	Precision Castparts Corp.	6,661,272
Oil Companies – Exploration and Production – 3.0%
106,395	EOG Resources, Inc.	7,210,389
281,385	Forest Oil Corp.*	4,220,775
511,443	SandRidge Energy, Inc.*	3,406,210
		14,837,374
Oil Companies – Integrated – 1.8%
158,600	Hess Corp.	8,819,746
Physical Practice Management – 1.2%
175,095	Pediatrix Medical Group, Inc.*	5,877,939
Pipelines – 1.4%
161,002	Kinder Morgan Management LLC*	6,998,757
Real Estate Management/Services – 0.7%
137,273	Jones Lang LaSalle, Inc.	3,241,016
Real Estate Operating/Development – 0.9%
1,893,000	Hang Lung Properties, Ltd.	4,250,266
Reinsurance – 2.0%
3,304	Berkshire Hathaway, Inc. – Class B*	9,875,656
REIT – Diversified – 0.3%
413,517	CapitalSource, Inc.	1,505,202
Retail – Apparel and Shoe – 0.6%
221,315	Nordstrom, Inc.	2,808,487
Retail – Office Supplies – 0.9%
290,732	Staples, Inc.	4,634,268
Retail – Regional Department Stores – 0.8%
106,855	Kohl’s Corp.*	3,922,647
Semiconductor Components/Integrated Circuits – 2.6%
2,829,235	Atmel Corp.	9,449,645
716,144	Cypress Semiconductor Corp.*	3,229,809
		12,679,454
Semiconductor Equipment – 1.4%
357,380	KLA-Tencor Corp.	7,161,895
Telecommunication Equipment – 1.4%
489,120	CommScope, Inc.*	7,053,110
Telecommunication Equipment – Fiber Optics – 0.5%
264,925	Corning, Inc.	2,678,392
Telecommunication Services – 3.4%
410,740	Amdocs, Ltd. (U.S. Shares)*	6,949,721
312,935	SAVVIS, Inc.*	1,996,525
1,034,095	Time Warner Telecom, Inc. – Class A*	7,910,826
		16,857,072
Toys – 2.1%
751,181	Mattel, Inc.	10,659,258
Transportation – Railroad – 1.0%
145,150	Canadian National Railway Co. (U.S. Shares)	5,080,250
Transportation – Services – 1.5%
132,950	C.H. Robinson Worldwide, Inc.	6,113,041
56,150	Expeditors International of Washington, Inc.	1,561,532
		7,674,573
Transportation – Truck – 1.7%
200,210	Con-Way, Inc.	4,410,626
112,180	Landstar System, Inc.	4,023,897
		8,434,523
Web Hosting/Design – 2.3%
210,795	Equinix, Inc.*	11,245,913
Wireless Equipment – 2.8%
708,068	Crown Castle International Corp.*	13,821,486

Total Common Stock (cost $669,586,115)		470,194,508

Money Markets – 5.7%
15,911,000	Janus Cash Liquidity Fund LLC, 0%	15,911,000
12,316,625	Janus Institutional Cash Management Fund – Institutional Shares, 0.51%	12,316,625

Total Money Markets (cost $28,227,625)		28,227,625

Total Investments (total cost $697,813,740) – 100.4%		498,422,133

Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(2,107,579)

Net Assets – 100%		$496,314,554

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$2,988,622	0.6%
Bermuda	18,504,998	3.7%
Brazil	3,014,603	0.6%
Canada	13,685,603	2.7%
Cayman Islands	2,429,187	0.5%
Guernsey	6,949,721	1.4%
Hong Kong	4,250,266	0.9%
Ireland	7,398,760	1.5%
Switzerland	3,136,026	0.6%
United Kingdom	9,019,496	1.8%
United States††	427,044,851	85.7%

Total	$498,422,133	100.0%

††	Includes Short-Term Securities (80.0% excluding Short-Term Securities).

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S.$	Gain/(Loss)

Australian Dollar 2/6/09	3,600,000	$2,286,149	$160,851
Australian Dollar 3/12/09	977,000	618,778	24,088
Euro 3/5/09	5,824,885	7,453,332	78,769

Total		$10,358,259	$263,708

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  37

Janus Adviser Small-Mid Growth Fund (unaudited)

Fund Snapshot
A unique growth fund that focuses on small- and mid-sized companies believed to have solid growth potential.

Chad Meade
co-portfolio manager

Brian Schaub
co-portfolio manager

During the six-month period ended January 31, 2009 Janus Adviser Small-Mid Growth Fund’s Class S Shares posted a return of -35.77% outpacing the Fund’s benchmark, the Russell 2500tm Growth Index, which returned -40.12%.

Continuing turmoil from the credit crisis and concerns over the potential for a prolonged recession, characterized U.S. equity markets during the six-month period ending January 31, 2009. After a relatively benign start to the period, markets worldwide sold off significantly in September and October, as the full weight of the credit crisis took hold leading to the demise of several long-standing financial institutions. This gave rise to a crisis of confidence that pervaded the markets, prompting the U.S. Federal Reserve (Fed) and central banks around the world to take unprecedented steps in an attempt to support markets and global financial institutions. The S&P 500® Index touched an 11-year low in November before somewhat stabilizing in December. The markets hovered near their lows at the end of the period with many indices turning in their worst January on record amid renewed concerns about the stability of financial institutions and the effectiveness of government intervention. Volatility approached historically high levels during the period amid the heightened sense of uncertainty and fear but eased a bit during the last two months. Most domestic indices finished the period with losses of over 30%. In expectation of significant declines in demand due to a number of economies suffering from a recession, commodity prices dropped precipitously from their peaks in the summer, led by oil, to finish the period sharply lower. Gold managed to eke out a small gain amid the growing uncertainty. Financials were the worst performing sector due to the ongoing credit crisis and subsequent difficulties in raising additional capital, while the materials sector was the second worst performer, reflecting the decline in commodity prices. Consumer staples and healthcare, meanwhile, outperformed, but posted double-digit declines as well. Large-cap stocks outperformed small caps, while growth-style indices had a slight advantage over value.

General Positioning

In prior letters we described our investment philosophy as one that seeks what we believe are high-quality small- and mid-cap growth stocks with sustainable competitive advantages that we think offer superior return potential over the long term. In the difficult market environment of the past six months, our focus has been on companies we thought were less economically sensitive, have historically shown more predictable growth and going forward should be less subject to volatile swings in growth rates, margins, and returns on invested capital as a result of changes in the overall economy. In many cases, these companies have recurring revenue business models and pricing power – two qualities that we find highly attractive.

Key Contributors

Overall, our holdings within financials and industrials aided relative results. Starting with energy, World Fuel Services, a supplier of aviation and marine fuel, posted better-than-expected quarterly results during the period. The company benefited from a more favorable competitive environment due to the company’s solid balance sheet relative to competitors and overall tightening of credit. In addition, smaller regional competitors have been under acute pressure, owing to higher bad debt expense. As a result, World Fuel was able to generate more profit per gallon and expand profit margins. Despite a weakening macro backdrop which will likely pressure volumes, we believe World Fuel is well-positioned given its strong balance sheet, continued credit tightness, and favorable pricing dynamics. We added to our position.

VistaPrint, an internet based supplier of printed products to small businesses and consumers, declined during the period on speculation that its business would fall prey to the economic cycle. We used the stock’s weakness to add to our position, which proved beneficial as the stock rebounded late in the period. Aside from our belief that VistaPrint’s long-term growth prospects remained intact at period end, we think VistaPrint’s numerous patents put the company in a favorable position versus would be competitors. We also believe the company’s differentiated business model that leverages high volume production techniques to serve customers that place low volume orders should drive returns higher over the longer term.

Telecommunications tower company Crown Castle bounded higher after it successfully sold $900 million worth of bonds late in the period. The company, which owns and leases communication towers and related structures, had been under pressure due to concerns it could suffer in a tight

38  Janus Adviser Series  January 31, 2009

(unaudited)

credit environment given its leverage profile. We took advantage of the stock’s weakness to initiate a position in the name, because we think the company will weather the credit storm. In addition, we were comfortable with its plans to service its debt, much of which was collateralized by the company’s portfolio of towers. Long term, we are drawn to Crown Castle’s recurring revenue stream and its historical ability to grow revenues with little additional capital investment.

Key Detractors

At the sector level our selections within healthcare were a detriment to comparable returns as was zero exposure in consumer staples. On an individual basis, SandRidge Energy, Inc., an oil exploration and production company, declined during the period as a result of concern about the company’s leverage profile and falling natural gas prices. As a result of production cuts, the company said it expects production to grow around 10% versus the previous 35% estimate. Because we think SandRidge has attractive assets and a reserve base that the market was not fully appreciating during the period, we added to our position.

Tomotherapy, Inc. fell as a couple quarterly earnings misses provided a negative backdrop for this radiation-therapy equipment maker. In its July quarterly report, the company cited a lack of funding from institutions and increased competition as the primary reasons for the weakness. While we have some concerns about Tomotherapy’s sales and distribution efforts in light of reinvigorated competition, we believe Tomotherapy’s product could likely gain market share over the long run and have sized the position appropriately for our view of the risk/reward tradeoff.

SBA Communications sold off sharply in September on concerns about the company’s sensitivity to the credit crisis. Most cellular tower companies carry a high degree of leverage, which drove uncertainty given frozen funding markets. We have reviewed the leverage profile and were comfortable with our view that the company has the ability to service its existing debt. In fact, during the period SBA Communications bought back nearly 10 percent of its outstanding debt a discount to face value. Like Crown Castle, we are drawn to SBA Communications’ recurring revenue model and historical ability to grow revenues with little capital investment. We added to our position.

Summary

We do not think the U.S. economy is likely to improve over the near term in part because of weak labor markets and the deleveraging that was occurring through the end of the period. However, we think the unprecedented global cooperation by governments and central banks will help to thaw the banking system and increase the availability of credit. Against this backdrop, we feel valuations across many markets reached attractive levels and our research found individual companies with low earnings multiples relative to our estimate of their long-term growth outlooks. We think there are some quality names within the small-to-mid cap space that could emerge from the current environment stronger and in better shape than they were heading into it.

Thank you for your investment in Janus Adviser Small-Mid Growth Fund.

Janus Adviser Series  January 31, 2009  39

Janus Adviser Small-Mid Growth Fund (unaudited)

Janus Adviser Small-Mid Growth Fund At A Glance

5 Top Performers – Holdings

Contribution

World Fuel Services Corp.	0.71%
VistaPrint, Ltd.	0.37%
Ultimate Software Group, Inc.	0.29%
Crown Castle International Corp.	0.28%
East West Bancorp, Inc.	0.26%

5 Bottom Performers – Holdings

Contribution

SandRidge Energy, Inc.	-1.80%
Tomotherapy, Inc.	-1.52%
SBA Communications Corp. – Class A	-1.41%
CommScope, Inc.	-1.36%
Horizon Lines, Inc. – Class A	-1.34%

5 Top Performers – Sectors

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Staples	0.00%	0.00%	3.53%
Utilities	0.00%	0.00%	0.82%
Materials	-0.20%	0.36%	4.49%
Telecommunication Services	-1.93%	4.17%	1.16%
Financials	-2.39%	8.28%	6.01%

5 Bottom Performers – Sectors

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	-10.56%	30.19%	19.54%
Information Technology	-8.70%	26.82%	19.33%
Health Care	-7.01%	13.59%	21.96%
Energy	-3.89%	8.27%	8.29%
Consumer Discretionary	-2.80%	8.32%	14.88%

40  Janus Adviser Series  January 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of January 31, 2009

VistaPrint, Ltd. Printing – Commercial	3.7%
Amphenol Corp. – Class A Electronic Connectors	3.1%
Equinix, Inc. Web Hosting/Design	3.0%
Dresser-Rand Group, Inc. Oil Field Machinery and Equipment	3.0%
World Fuel Services Corp. Retail – Petroleum Products	2.9%

15.7%

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Emerging markets comprised 0.3% of total net assets.

*Includes Securities Sold Short of (1.1)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of January 31, 2009

As of July 31, 2008

Janus Adviser Series  January 31, 2009  41

Janus Adviser Small-Mid Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009				Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Small-Mid Growth Fund – Class A Shares

NAV	–35.64%	–38.97%	–4.73%	4.48%	1.32%(a)

MOP	–39.36%	–42.50%	–6.33%

Janus Adviser Small-Mid Growth Fund – Class C Shares

NAV	–35.96%	–39.54%	–5.45%	5.36%	2.07%(a)

CDSC	–36.55%	–40.11%	–5.45%

Janus Adviser Small-Mid Growth Fund – Class I Shares	–35.60%	–38.91%	–5.04%	4.34%	1.07%(b)

Janus Adviser Small-Mid Growth Fund – Class R Shares	–35.88%	–39.39%	–5.24%	4.94%	1.82%(c)

Janus Adviser Small-Mid Growth Fund – Class S Shares	–35.77%	–39.22%	–5.00%	4.81%	1.57%(c)

Russell 2500TM Growth Index	–40.12%	–40.14%	–10.01%

Lipper Quartile – Class S Shares	–	2nd	1st

Lipper Ranking – Class S Shares based on total returns for Small-Cap Growth Funds	–	239/590	9/479

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

42  Janus Adviser Series  January 31, 2009

(unaudited)

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

Annual expense ratios include dividends on interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the fund. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s Class A Shares, Class C Shares, Class R Shares, and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflects the performance of the Fund’s respective class from August 1, 2005 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund’s Class I Shares from November 28, 2005 through the most recent period shown and the performance of the Fund’s Class S Shares from August 1, 2005 to November 28, 2005, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

August 4, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – August 1, 2005

Janus Adviser Series  January 31, 2009  43

Janus Adviser Small-Mid Growth Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$643.10	$5.18

Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$642.30	$6.54

Hypothetical (5% return before expenses)	$1,000.00	$1,017.24	$8.03

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$642.60	$4.72

Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$643.10	$5.92

Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.27

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$642.70	$5.38

Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61

†	Expenses are equal to the annualized expense ratio of 1.25% for Class A Shares, 1.58% for Class C Shares, 1.14% for Class I Shares, 1.43% for Class R Shares and 1.30% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

44  Janus Adviser Series  January 31, 2009

Janus Adviser Small-Mid Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Common Stock – 92.1%
Advertising Sales – 0.4%
1,830	Lamar Advertising Co. – Class A*	$16,488
Aerospace and Defense – 1.2%
1,510	TransDigm Group, Inc.*	51,461
Agricultural Chemicals – 0.5%
995	Intrepid Potash, Inc.*	20,278
Auction House – Art Dealer – 2.2%
5,020	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	92,167
Audio and Video Products – 2.1%
6,435	DTS, Inc.*	87,516
Commercial Services – 6.5%
3,220	CoStar Group, Inc.*	95,376
5,015	Iron Mountain, Inc.*	102,608
3,700	Standard Parking Corp.*	70,818
		268,802
Commercial Services – Finance – 3.8%
8,440	Euronet Worldwide, Inc.*	84,821
1,065	Morningstar, Inc.*	36,924
2,760	Riskmetrics Group, Inc.*	35,494
		157,239
Computer Software – 0.9%
4,225	Omniture, Inc.*	38,405
Decision Support Software – 1.2%
2,883	MSCI, Inc.*	50,049
Diagnostic Kits – 0.8%
995	IDEXX Laboratories, Inc.*	32,636
Distribution/Wholesale – 0.8%
1,545	MWI Veterinary Supply, Inc.*	32,337
Diversified Operations – 1.1%
3,220	Barnes Group, Inc.	36,386
39,000	Melco International Development, Ltd.	11,212
		47,598
Electronic Components – Semiconductors – 0.7%
20,599	ARM Holdings PLC	27,413
Electronic Connectors – 3.1%
5,005	Amphenol Corp. – Class A	130,881
Electronic Measuring Instruments – 0.8%
2,320	Trimble Navigation, Ltd.*	34,382
Filtration and Separations Products – 3.5%
1,440	CLARCOR, Inc.	43,690
3,340	Donaldson Company, Inc.	103,940
		147,630
Finance – Other Services – 2.5%
13,545	MarketAxess Holdings, Inc.*	104,567
Footwear and Related Apparel – 1.2%
2,795	Wolverine World Wide, Inc.	50,701
Hotels and Motels – 0.6%
4,155	Orient-Express Hotel, Ltd. – Class A	26,260
Human Resources – 1.5%
4,200	Resources Connection, Inc.*	60,774
Internet Applications Software – 1.6%
4,915	DealerTrack Holdings, Inc.*	55,982
28	E-Seikatsu Company, Ltd.*	11,441
		67,423
Investment Management and Advisory Services – 1.0%
290	Eaton Vance Corp.	5,551
1,325	T. Rowe Price Group, Inc.	36,543
		42,094
Machinery – General Industrial – 3.6%
2,125	Roper Industries, Inc.	87,422
2,050	Wabtec Corp.	61,357
		148,779
Medical – Biomedical and Genetic – 1.9%
670	Myriad Genetics, Inc.*	49,962
1,310	Sequenom, Inc.*	29,030
		78,992
Medical – Drugs – 0.9%
14,395	Achillion Pharmaceuticals, Inc.*	16,410
5,240	Array BioPharma, Inc.*	20,960
		37,370
Medical Information Systems – 0.8%
870	Athenahealth, Inc.*	31,390
Medical Instruments – 3.1%
2,780	CONMED Corp.*	43,507
848	Intuitive Surgical, Inc.*	87,539
		131,046
Medical Products – 1.1%
18,270	Tomotherapy, Inc.*	46,223
Multimedia – 1.0%
1,025	FactSet Research Systems, Inc.	40,795
Oil Companies – Exploration and Production – 0.8%
5,023	SandRidge Energy, Inc.*	33,453
Oil Field Machinery and Equipment – 3.0%
6,380	Dresser-Rand Group, Inc.*	124,282
Pipelines – 1.8%
1,743	Kinder Morgan Management LLC*	75,768
Power Converters and Power Supply Equipment – 0.8%
1,231	Sunpower Corp. B-Shares*	32,523
Printing – Commercial – 3.7%
6,635	VistaPrint, Ltd.*	151,942
Real Estate Management/Services – 1.6%
2,740	Jones Lang LaSalle, Inc.	64,691
Real Estate Operating/Development – 0.3%
3,830	Rodobens Negocios Imobiliarios S.A.	12,899
REIT – Diversified – 0.5%
5,676	CapitalSource, Inc.	20,661
Retail – Apparel and Shoe – 0.8%
6,035	BEBE Stores, Inc.	34,098
Retail – Petroleum Products – 2.9%
3,545	World Fuel Services Corp.	119,715
Schools – 1.2%
226	Strayer Education, Inc.	48,913

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  45

Janus Adviser Small-Mid Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Semiconductor Components/Integrated Circuits – 3.6%
27,865	Atmel Corp.	$93,069
12,980	Cypress Semiconductor Corp.*	58,540
		151,609
Telecommunication Equipment – 1.9%
5,530	CommScope, Inc.*	79,743
Telecommunication Services – 1.8%
1,655	Amdocs, Ltd. (U.S. Shares)*	28,003
7,145	SAVVIS, Inc.*	45,585
		73,588
Theaters – 1.7%
6,980	National Cinemedia, Inc.	70,358
Therapeutics – 1.4%
5,800	MannKind Corp.*	20,590
2,835	Theravance, Inc.*	37,365
		57,955
Transportation – Marine – 0.9%
11,450	Horizon Lines, Inc. – Class A	39,388
Transportation – Services – 1.1%
1,710	Expeditors International of Washington, Inc.	47,555
Transportation – Truck – 4.1%
1,955	Forward Air Corp.	39,608
2,440	Landstar System, Inc.	87,523
1,770	Old Dominion Freight Line, Inc.*	44,392
		171,523
Web Hosting/Design – 3.9%
2,345	Equinix, Inc.*,**	125,106
10,975	Terremark Worldwide, Inc.*	38,522
		163,628
Wireless Equipment – 3.9%
3,865	Crown Castle International Corp.*	75,445
4,295	SBA Communications Corp. – Class A*,**	85,470
		160,915

Total Common Stock (cost $5,359,674)		3,836,903

Money Markets – 6.5%
57,000	Janus Cash Liquidity Fund LLC, 0%	57,000
5,074	Janus Institutional Cash Management Fund – Institutional Shares, 0.51%	5,074
209,956	Janus Institutional Money Market Fund – Institutional Shares, 0.30%	209,956

Total Money Markets (cost $272,030)		272,030

Total Investments (total cost $5,631,704) – 98.6%		4,108,933

Securities Sold Short – (1.1)%
Computers – Memory Devices – (0.3)%
1,058	Data Domain, Inc.*	(13,775)
Retail – Restaurants – (0.4)%
710	Buffalo Wild Wings, Inc.*	(15,947)
Telecommunication Equipment – Fiber Optics – (0.4)%
1,745	IPG Photonics Corp.*	(16,769)

Total Securities Sold Short (proceeds $57,264)		(46,491)

Cash, Receivables and Other Assets, net of Liabilities – 2.5%		102,319

Net Assets – 100%		$4,164,761

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$178,201	4.3%
Brazil	12,899	0.3%
Canada	92,167	2.2%
Guernsey	28,003	0.7%
Hong Kong	11,212	0.3%
Japan	11,441	0.3%
United Kingdom	27,413	0.7%
United States††	3,747,597	91.2%

Total	$4,108,933	100.0%

††	Includes Short-Term Securities (84.6% excluding Short-Term Securities)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(46,491)	100.0%

Total	$(46,491)	100.0%

See Notes to Schedules of Investments and Financial Statements.

46  Janus Adviser Series  January 31, 2009

Janus Adviser Growth and Income Fund (unaudited)

Fund Snapshot
The growth fund seeks to create capital appreciation and income through all types of market conditions by leveraging the best ideas of the Janus Research Team.

Marc Pinto
portfolio manager

Performance Overview

For the six-month period ended January 31, 2009, Janus Adviser Growth and Income Fund’s Class S Shares returned -34.98%. The Fund’s primary benchmark, the S&P 500® Index, and its secondary benchmark, the Russell 1000® Growth Index, returned -33.95% and -34.31%, respectively.

Economic Overview

Continuing turmoil from the credit crisis and concerns over the potential for a prolonged recession, characterized U.S. equity markets during the six-month period ending January 31, 2009. After a relatively benign start to the period, markets worldwide sold off significantly in September and October, as the full weight of the credit crisis took hold leading to the demise of several long-standing financial institutions. This gave rise to a crisis of confidence that pervaded the markets, prompting the U.S. Federal Reserve (Fed) and central banks around the world to take unprecedented steps in an attempt to support markets and global financial institutions. The S&P 500® Index touched an 11-year low in November before somewhat stabilizing in December. The markets hovered near their lows at the end of the period with many indices turning in their worst January on record amid renewed concerns about the stability of financial institutions and the effectiveness of government intervention.

Volatility approached historically high levels during the period amid the heightened sense of uncertainty and fear but eased a bit during the last two months. Most domestic indices finished the period with losses of over 30%. In expectation of significant declines in demand due a number of economies suffering from a recession, commodity prices dropped precipitously from their peaks in the summer, led by oil, to finish the period sharply lower. Gold managed to eke out a small gain amid the growing uncertainty. Financials were the worst performing sector due to the ongoing credit crisis and subsequent difficulties in raising additional capital, while the materials sector was the second worst performer, reflecting the decline in commodity prices. Consumer staples and healthcare, meanwhile, outperformed, but posted double-digit declines as well. Large-cap stocks outperformed small caps, while growth-style indices had a slight advantage over value.

Weak Performers Included Hess and Apple

Holdings in the consumer discretionary, healthcare and energy sectors held back performance during the period. Within energy, Hess Corp. fell in sympathy with the decline in oil prices. We remain constructive on the outlook for the exploration and production company given what we think is an attractive production growth profile over the next few years. We believe Hess’ valuation at period end did not give adequate credit to its recent discoveries off the coast of Brazil and in Australia.

Within information technology, Apple declined on concerns the consumer downturn could impact sales. We continue to believe that the company’s new product line-up will drive strong sales. Given our constructive outlook for Apple to continue to gain market share in its core computer division, aided by new product launches that help to broaden awareness of the Apple brand, we added to the position in the period.

Staying within technology, glass manufacturer Corning declined due to concerns about weakening consumer spending which might impact liquid crystal display (LCD) wide screen televisions, a key market for Corning. We continue to believe the stock offered an attractive valuation at period end relative to our view of its strong growth prospects; we added to our position.

Stocks That Contributed to Performance

Our holdings and significant underweight in the weak financials sector added the most to relative performance. New financials holding Morgan Stanley was the largest individual contributor to relative performance during the period. The investment bank and brokerage firm rallied late in the period after a deep sell-off in September and October. We believe the market began to realize that the company would be among the survivors of the financial crisis. Morgan Stanley’s capital base substantially improved during the period with infusions from the U.S. Government and Mitsubishi UFJ Financial Group. In addition, Morgan Stanley agreed with Citigroup to combine their brokerages into a joint venture. We believe the latter deal is very advantageous for Morgan Stanley in that it came with a reasonable price in our opinion for the bank and may not require it to raise any incremental capital.

UnitedHealth Group, another new holding, was modestly higher in the period after several months of weakness. The managed care company had been impacted by investor worries

Janus Adviser Series  January 31, 2009  47

Janus Adviser Growth and Income Fund (unaudited)

that rising unemployment will negatively impact the number of patients it can insure. While we recognize the current macro-economic environment is a headwind for the company, we believe it can more than offset this disadvantage with better pricing, which typically resets annually.

Staying within healthcare, Wyeth rose late in the period, when Pfizer announced it would acquire the smaller pharmaceutical company in a cash-and-stock deal. We trimmed our position.

During the period, the portfolio was overweight in consumer staples and information technology and underweight in financials and industrials.

Due to certain circumstances and market conditions, we initiated positions in put and call options in order to mitigate the risks and potentially enhance the performance of the portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Outlook

The magnitude of the economic and financial downturn in 2008 caught many of us by surprise. Although the credit crisis and events of the past six months were unprecedented, there are some similarities to the 1991-1992 economic downturn. Both periods in question saw a terrible housing market, the U.S. involved in a conflict in the Middle East, a Republican-to-Democrat White House and Congressional transition, a weak U.S. economy and closed capital markets and coordinated fiscal stimulus and government intervention. The key difference, of course, is that the current environment appears worse on many fronts compared to 1991-1992. The housing market has been weak across the board; GDP could contract further; the Middle East is arguably a greater financial drain; and unemployment will likely peak at a higher level in the current recession then it did 18 years ago.

So, while we recognize the potential for a long series of negative economic data points hitting financial markets and that past performance is not necessarily indicative of the future, many areas, including real estate, troubled banks/depositories, high yield and investment grade bonds, mortgage-backed securities and finally equities did well following the 1991-1992 downturn. Despite the negative economic back-drop, we believe there is ample reason to be optimistic recognizing that many valuations are at historically low levels by any measure and that the market typically discounts an eventual economic recovery prior to it showing up in the data. With that said, we continue to look for companies we feel have been unnecessarily beaten up in our opinion and that offer attractive value and good growth prospects in a tough economic environment.

Thank you for your investment in Janus Adviser Growth and Income Fund.

48  Janus Adviser Series  January 31, 2009

(unaudited)

Janus Adviser Growth and Income Fund At A Glance

5 Top Performers – Holdings

Contribution

Morgan Stanley Co.	0.47%
Anheuser-Busch InBev N.V. Rights	0.21%
UnitedHealth Group, Inc.	0.21%
Samsung Electronics Company, Ltd.	0.11%
Wyeth	0.09%

5 Bottom Performers – Holdings

Contribution

Hess Corp.	-2.03%
Apple, Inc.	-1.58%
Corning, Inc.	-1.36%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	-1.30%
EnCana Corp. (U.S. Shares)	-1.18%

5 Top Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	0.00%	0.00%	3.94%
Telecommunication Services	-0.03%	0.19%	3.46%
Financials	-0.40%	3.30%	13.96%
Materials	-2.08%	3.81%	3.25%
Industrials	-3.51%	6.73%	11.12%

5 Bottom Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	-9.55%	25.23%	15.94%
Consumer Discretionary	-6.73%	12.38%	8.32%
Energy	-5.10%	12.67%	13.46%
Consumer Staples	-4.30%	19.67%	12.60%
Health Care	-3.86%	16.02%	13.96%

Janus Adviser Series  January 31, 2009  49

Janus Adviser Growth and Income Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of January 31, 2009

Anheuser-Busch InBev N.V. Brewery	5.7%
Oracle Corp. Enterprise Software/Services	4.3%
Hess Corp. Oil Companies – Integrated	3.9%
ConocoPhillips Oil Companies – Integrated	3.9%
CVS/Caremark Corp. Retail – Drug Store	3.7%

21.5%

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Emerging markets comprised 1.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of January 31, 2009

As of July 31, 2008

50  Janus Adviser Series  January 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009						Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Growth and Income Fund – Class A Shares

NAV	–34.92%	–41.21%	–4.93%	–0.78%	1.68%	1.00%	1.00%(a)

MOP	–38.68%	–44.60%	–5.89%	–1.28%	1.20%

Janus Adviser Growth and Income Fund – Class C Shares

NAV	–35.22%	–41.70%	–5.46%	–1.27%	1.20%	1.82%	1.82%(a)

CDSC	–35.87%	–42.28%	–5.46%	–1.27%	1.20%

Janus Adviser Growth and Income Fund – Class I Shares	–34.82%	–41.02%	–4.93%	–0.78%	1.68%	0.74%	0.74%(b)

Janus Adviser Growth and Income Fund – Class R Shares	–35.07%	–41.50%	–5.17%	–0.97%	1.49%	1.49%	1.49%(c)

Janus Adviser Growth and Income Fund – Class S Shares	–34.98%	–41.33%	–4.93%	–0.78%	1.68%	1.26%	1.26%(c)

S&P 500® Index	–33.95%	–38.63%	–4.24%	–2.65%	–1.15%

Russell 1000® Growth Index	–34.31%	–36.44%	–4.76%	–5.29%	–2.89%

Lipper Quartile – Class S Shares	–	4th	3rd	1st	1st

Lipper Ranking – Class S Shares based on total returns for Large-Cap Core Funds	–	672/847	339/605	65/346	16/308

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Adviser Series  January 31, 2009  51

Janus Adviser Growth and Income Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Growth and Income Portfolio of Janus Aspen Series (the “Predecessor Fund”) into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization.

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

May 7, 1998 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

52  Janus Adviser Series  January 31, 2009

(unaudited)

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Predecessor Fund’s inception date – May 1, 1998

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$650.00	$5.16

Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$647.80	$8.27

Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$10.11

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$651.00	$3.54

Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$649.30	$6.65

Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$650.20	$5.62

Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87

†	Expenses are equal to the annualized expense ratio of 1.24% for Class A Shares, 1.99% for Class C Shares, 0.85% for Class I Shares, 1.60% for Class R Shares and 1.35% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  January 31, 2009  53

Janus Adviser Growth and Income Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Common Stock – 90.3%
Aerospace and Defense – 2.9%
31,849	BAE Systems PLC**	$185,928
31,400	Boeing Co.	1,328,534
57,120	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	860,798
		2,375,260
Agricultural Chemicals – 3.0%
5,940	Monsanto Co.	451,796
52,735	Syngenta A.G. (ADR)**	2,036,626
		2,488,422
Apparel Manufacturers – 1.9%
297,715	Esprit Holdings, Ltd.	1,587,993
Applications Software – 1.1%
24,545	Citrix Systems, Inc.*	516,426
21,875	Microsoft Corp.	374,063
		890,489
Athletic Footwear – 1.2%
22,535	NIKE, Inc. – Class B	1,019,709
Brewery – 5.7%
111,568	Anheuser-Busch InBev N.V. – VVPR Strips*,**	571
185,430	Anheuser-Busch InBev N.V.**	4,716,088
		4,716,659
Cable Television – 1.0%
37,165	DIRECTV Group, Inc.*	813,914
Casino Hotels – 2.1%
51,155	Crown, Ltd.	178,094
89,086	MGM Mirage*	712,688
27,040	Wynn Resorts, Ltd.*	813,364
		1,704,146
Commercial Services – Finance – 1.1%
69,855	Western Union Co.	954,219
Computers – 5.0%
27,959	Apple, Inc.*	2,519,945
29,670	Research In Motion, Ltd. (U.S. Shares)*	1,643,718
		4,163,663
Diversified Operations – 1.7%
180,000	China Merchants Holdings International Company, Ltd.	318,780
16,000	Danaher Corp.	894,881
611,275	Melco International Development, Ltd.	175,735
		1,389,396
E-Commerce/Services – 0.7%
44,450	eBay, Inc.*	534,289
12,905	Liberty Media Corp. – Interactive – Class A*	40,522
		574,811
Electronic Connectors – 0.6%
19,640	Amphenol Corp. – Class A	513,586
Enterprise Software/Services – 4.3%
211,480	Oracle Corp.*	3,559,208
Finance – Investment Bankers/Brokers – 5.5%
26,545	Charles Schwab Corp.	360,747
37,765	Credit Suisse Group (ADR)**	962,630
13,265	Goldman Sachs Group, Inc.	1,070,883
107,840	Morgan Stanley Co.	2,181,603
		4,575,863
Finance – Other Services – 1.0%
39,075	NYSE Euronext	859,650
Food – Miscellaneous/Diversified – 3.5%
85,055	Nestle S.A.**	2,941,720
Hotels and Motels – 0.8%
42,905	Starwood Hotels & Resorts Worldwide, Inc.	648,724
Industrial Gases – 0.7%
9,680	Praxair, Inc.	602,677
Medical – Biomedical and Genetic – 1.0%
15,555	Celgene Corp.*	823,637
Medical – Drugs – 9.0%
16,795	Allergan, Inc.	640,225
47,535	Bristol-Myers Squibb Co.	1,017,724
54,370	Merck & Company, Inc.	1,552,264
21,280	Roche Holding A.G.**	2,993,130
29,485	Wyeth	1,266,970
		7,470,313
Medical – HMO – 2.8%
83,270	UnitedHealth Group, Inc.	2,359,039
Medical Products – 2.4%
19,640	Baxter International, Inc.	1,151,886
21,605	Covidien, Ltd.	828,336
		1,980,222
Networking Products – 0.2%
11,570	Cisco Systems, Inc.*	173,203
Oil – Field Services – 0.6%
9,290	Transocean, Inc.*	507,420
Oil Companies – Exploration and Production – 5.4%
54,079	EnCana Corp. (U.S. Shares)	2,397,863
20,920	EOG Resources, Inc.	1,417,748
11,940	Occidental Petroleum Corp.	651,327
		4,466,938
Oil Companies – Integrated – 7.8%
68,020	ConocoPhillips	3,232,990
58,247	Hess Corp.	3,239,115
		6,472,105
Optical Supplies – 1.7%
16,490	Alcon, Inc. (U.S. Shares)**	1,412,204
Power Converters and Power Supply Equipment – 0.5%
59,780	JA Solar Holdings Company, Ltd. (ADR)*	159,015
30,185	Suntech Power Holdings Company, Ltd. (ADR)*	284,041
		443,056
Real Estate Operating/Development – 0.5%
171,345	Hang Lung Properties, Ltd.	384,713
Retail – Drug Store – 3.7%
112,915	CVS/Caremark Corp.	3,035,155
Retail – Jewelry – 0.6%
24,305	Tiffany & Co.	504,329
Soap and Cleaning Preparations – 1.9%
41,596	Reckitt Benckiser PLC**	1,609,335

See Notes to Schedules of Investments and Financial Statements.

54  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Telecommunication Equipment – Fiber Optics – 2.1%
172,728	Corning, Inc.	$1,746,280
Tobacco – 2.8%
52,815	Altria Group, Inc.	873,560
39,330	Philip Morris International, Inc.	1,461,110
		2,334,670
Toys – 1.5%
4,095	Nintendo Company, Ltd.	1,259,963
Wireless Equipment – 2.0%
47,475	QUALCOMM, Inc.	1,640,261

Total Common Stock (cost $96,458,156)		75,002,952

Corporate Bonds – 1.3%
Building – Residential and Commercial – 0.1%
$177,000	Meritage Homes Corp., 6.2500%, 3/15/15	108,855
Casino Hotels – 0.4%
397,000	MGM Mirage, Inc., 8.5000%, 9/15/10	319,585
Power Converters and Power Supply Equipment – 0.8%
757,000	JA Solar Holdings Co. Ltd., 4.5000%, 5/15/13	307,531
762,000	Suntech Power Holdings Co. 3.0000%, 3/15/13 (144A)	318,135
		625,666

Total Corporate Bonds (cost $1,888,987)		1,054,106

Preferred Stock – 0.6%
Finance – Investment Bankers/Brokers – 0.2%
20,575	Citigroup, Inc., 8.1250%	191,348
Metal – Diversified – 0.4%
6,885	Freeport-McMoRan Copper & Gold, Inc., convertible, 6.7500%	320,841

Total Preferred Stock (cost $1,160,150)		512,189

U.S. Treasury Notes – 6.4%
	U.S. Treasury Notes:
$1,935,000	3.2500%, 12/31/09	1,982,771
725,000	2.7500%, 7/31/10	747,798
961,000	1.5000%, 10/31/10	972,262
725,000	4.8750%, 7/31/11	791,893
725,000	3.3750%, 7/31/13	779,318

Total U.S. Treasury Notes (cost $5,143,704)		5,274,042

Money Market – 2.8%
2,347,000	Janus Cash Liquidity Fund LLC, 0% (cost $2,347,000)	2,347,000

Total Investments (total cost $106,997,997) – 101.4%		84,190,289

Liabilities, net of Cash, Receivables and Other Assets – (1.4)%		(1,153,631)

Net Assets – 100%		$83,036,658

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$178,094	0.2%
Belgium	4,716,659	5.6%
Bermuda	2,416,329	2.9%
Brazil	860,798	1.0%
Canada	4,041,581	4.8%
Cayman Islands	1,576,142	1.9%
Hong Kong	879,228	1.0%
Japan	1,259,963	1.5%
Switzerland	10,346,310	12.3%
United Kingdom	1,795,263	2.1%
United States††	56,119,922	66.7%

Total	$84,190,289	100.0%

††	Includes Short-Term Securities (63.9% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency Value	Unrealized
Settlement Date	Units Sold	in U.S.$	Gain/(Loss)

British Pound 2/6/09	60,000	$86,936	$1,540
British Pound 3/5/09	580,000	839,992	(39,424)
Euro 2/6/09	285,000	364,838	27,778
Euro 3/5/09	1,150,000	1,471,502	15,551
Euro 3/12/09	470,000	601,335	15,751
Swiss Franc 2/6/09	1,060,000	914,232	16,001
Swiss Franc 3/5/09	1,440,000	1,242,532	16,550

Total		$5,521,367	$53,747

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  55

Janus Adviser Fundamental Equity Fund (unaudited)

Fund Snapshot
The conservative fund portfolio relies on the Janus Research Team to drive its fundamental approach to investing in core holdings and opportunistic companies.

Team Based Approach
Led by Jim Goff
Director of Research

For the six-month period ended January 31, 2009, Janus Adviser Fundamental Equity Fund’s Class S Shares returned -37.16%. The performance lagged the Fund’s primary benchmark, the S&P 500® Index, which returned -33.95% as well as its secondary benchmark, the Russell 1000® Growth Index, which returned -34.31%.

Economic Overview

Continuing turmoil from the credit crisis and concerns over the potential for a prolonged recession, characterized U.S. equity markets during the six-month period ending January 31, 2009. After a relatively benign start to the period, markets worldwide sold off significantly in September and October, as the full weight of the credit crisis took hold and lead to the demise of several long-standing financial institutions. A crisis of confidence pervaded the markets, prompting the U.S. Federal Reserve (Fed) and central banks around the world to take unprecedented steps in an attempt to support markets and global financial institutions. The S&P 500® Index touched an 11-year low in November before somewhat stabilizing in December. The markets hovered near their lows at the end of the period with many indices turning in their worst January on record amid renewed concerns about the stability of financial institutions and the effectiveness of government intervention.

Volatility approached historically high levels during the period amid the heightened sense of uncertainty and fear but eased a bit during the last two months. Most domestic indices finished the period with losses of over 30%. In expectation of significant declines in demand due to a number of economies in recession, commodity prices dropped precipitously from their peaks in the summer, led by oil, to finish the period sharply lower. Gold managed to eke out a small gain amid the growing uncertainty. Financials were the worst performing sector due to the ongoing credit crisis and subsequent difficulties in raising additional capital, while the materials sector was the second worst performer, reflecting the decline in commodity prices. Consumer staples and healthcare, meanwhile, outperformed, but posted double-digit declines as well. Large-cap stocks outperformed small caps, while growth-style indices had a slight advantage over value.

Stocks That Hurt Performance

Our holdings in energy and communications detracted the most from relative performance. Within communications, Lamar Advertising, an outdoor and digital advertising firm, held back returns. The stock suffered from a generally negative backdrop for advertising-related stocks and those companies with leverage on their balance sheet. The credit crisis has taken a larger-than-expected toll on what we believe are many solid companies with leverage. In Lamar’s case, the company has been cutting back on its capital expenditures in the digital billboards space in order to shore up its balance sheet. Long-term, we still believe the fundamentals are attractive, but recognize the short-term difficulties facing the company.

Consumer holding Avon Products was the Fund’s largest individual detractor. The global cosmetics company fell significantly late in the period after posting lower-than-expected earnings and lowering guidance due in part to its significant emerging markets exposure. While we continue to believe demand in emerging markets and elsewhere will drive growth going forward for the firm, we think it will be another one or two years before that growth is realized due to the ongoing global slowdown. Therefore, we exited the position.

Within energy, Hess Corp. was negatively impacted by declining energy prices during the period. We continue to be constructive on the potential of the reserves that the exploration and production company has discovered off the coast of Brazil and believe the market had not given the company adequate valuation credit for the size of the discovery at period end.

Two financial holdings that suffered large declines during the period were Anglo Irish Bank and Lehman Brothers Holdings. Anglo Irish Bank was negatively impacted by the announcement of a significant recapitalization by the Irish government as well as the disclosure that the bank had made large loans to its chairman, who was dismissed. We exited the position. Lehman Brothers was forced into bankruptcy protection filing in September. We missed the fact that the crisis of confidence that hit the investment bank went beyond share price and created a “run on the bank” by Lehman’s clients and counterparties. What we believed should have been a liquidity issue became a solvency issue.

56  Janus Adviser Series  January 31, 2009

(unaudited)

Investments That Contributed to Performance

Our holdings in financials and industrials contributed the most to relative performance. Within financials, Berkshire Hathaway was a contributor even though it was down modestly during our holding period. The position proved a safe harbor during the volatile trading in September. We exited the position during October, as its insurance business and other economic sensitive businesses (carpet, building materials, furniture etc.) were under pressure; we expected those headwinds to persist or worsen.

Tobacco companies Philip Morris International and Altria Group aided relative results, as both were up modestly during the difficult period. The stocks benefited from their defensive characteristics in a volatile market environment. Given our view of the likelihood of lower returns going forward due to a tightening regulatory environment on the industry and increases in excise taxes, we exited both positions in favor of better risk-reward opportunities.

UnitedHealth Group, a new position, also contributed to performance, as the managed care company rose late in the period after several months of weakness. We feel the company is well positioned to benefit from improved pricing trends, and it continued to trade at an attractive valuation at period end relative to its historical valuation ranges.

Outlook

The Fund remained sector-neutral at the end of the period, thus, we expect stock selection to be a key driver of returns going forward. Volatile markets tend to give many investors a reason to focus on the short term. Therefore, we believe we could see many opportunities for long-term investors to purchase good businesses at attractive prices.

We recognize great uncertainty about the future persists and believe there will be more negative surprises in 2009. However, we remain optimistic the seeds that will ultimately lead to recovery in the markets and the economy are being sown. If history is any indication, we will likely see the markets improve before the economic data reflects signs of a recovery. As a result, we continue to invest with a long-term view in what we think are industry-leading companies that have attractive long-term secular opportunities, which can potentially offset short-term cyclical headwinds.

Thank you for your investment in Janus Adviser Fundamental Equity Fund.

Janus Adviser Fundamental Equity Fund At A Glance

5 Top Performers – Holdings

Contribution

Philip Morris International, Inc.	0.17%
Berkshire Hathaway, Inc.	0.16%
UnitedHealth Group, Inc.	0.09%
Altria Group, Inc.	0.09%
Anheuser-Busch InBev Rights	0.07%

5 Bottom Performers – Holdings

Contribution

Avon Products, Inc.	-2.01%
Lamar Advertising Co. – Class A	-1.76%
Hess Corp.	-1.65%
AES Corp.	-1.59%
Anglo Irish Bank Corp.	-1.55%

3 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Healthcare	-2.69%	15.09%	14.78%
Communications	-4.13%	7.56%	7.83%
Consumer	-4.22%	16.61%	16.37%

4 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	-8.88%	17.03%	17.40%
Financials	-6.94%	13.49%	14.25%
Industrials	-6.13%	15.40%	15.21%
Technology	-4.89%	14.83%	14.17%

*	The sectors listed above represent those covered by the seven analyst teams who comprise the Janus Research Team.

Janus Adviser Series  January 31, 2009  57

Janus Adviser Fundamental Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of January 31, 2009

Merck & Company, Inc. Medical – Drugs	4.1%
JP Morgan Chase & Co. Finance – Investment Bankers/Brokers	3.9%
Hess Corp. Oil Companies – Integrated	3.8%
CVS/Caremark Corp. Retail – Drug Store	3.5%
Microsoft Corp. Applications Software	3.5%

18.8%

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Emerging markets comprised 2.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of January 31, 2009

As of July 31, 2008

58  Janus Adviser Series  January 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009						Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Fundamental Equity Fund – Class A Shares

NAV	–37.13%	–42.96%	–3.14%	–0.96%	5.68%	1.18%	0.95%(a)

MOP	–40.73%	–46.24%	–4.07%	–1.44%	5.24%

Janus Adviser Fundamental Equity Fund – Class C Shares

NAV	–37.32%	–43.34%	–3.61%	–1.54%	5.07%	1.91%	1.70%(a)

CDSC	–37.88%	–43.86%	–3.61%	–1.54%	5.07%

Janus Adviser Fundamental Equity Fund – Class I Shares	–37.02%	–42.77%	–3.14%	–0.96%	5.68%	0.89%	0.70%(b)

Janus Adviser Fundamental Equity Fund – Class R Shares	–37.26%	–43.21%	–3.40%	–1.12%	5.54%	1.78%	1.46%(c)

Janus Adviser Fundamental Equity Fund – Class S Shares	–37.16%	–43.09%	–3.14%	–0.96%	5.68%	1.35%	1.20%(c)

S&P 500® Index	–33.95%	–38.63%	–4.24%	–2.65%	1.98%

Russell 1000® Growth Index	–34.31%	–36.44%	–4.76%	–5.29%	0.34%

Lipper Quartile – Class S Shares	–	4th	1st	1st	1st

Lipper Ranking – Class S Shares based on total returns for Large-Cap Core Funds	–	728/847	137/605	71/346	7/258

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Adviser Series  January 31, 2009  59

Janus Adviser Fundamental Equity Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Fundamental Equity Portfolio of Janus Aspen Series (the “Predecessor Fund”) into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization.

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Predecessor Fund’s inception date – May 1, 1997

60  Janus Adviser Series  January 31, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$629.30	$3.74

Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$626.80	$6.81

Hypothetical (5% return before expenses)	$1,000.00	$1,016.84	$8.44

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$629.80	$2.88

Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$627.40	$5.78

Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.17

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$628.40	$4.76

Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90

†	Expenses are equal to the annualized expense ratio of 0.91% for Class A Shares, 1.66% for Class C Shares, 0.70% for Class I Shares, 1.41% for Class R Shares and 1.16% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  January 31, 2009  61

Janus Adviser Fundamental Equity Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares		Value

Common Stock – 99.6%
Advertising Sales – 0.9%
41,775	Lamar Advertising Co. – Class A*	$376,393
Aerospace and Defense – 1.7%
14,190	Northrop Grumman Corp.	682,823
Aerospace and Defense – Equipment – 2.0%
16,765	United Technologies Corp.	804,552
Agricultural Chemicals – 0.5%
2,810	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	210,357
Applications Software – 3.5%
81,735	Microsoft Corp.	1,397,669
Athletic Footwear – 1.3%
11,455	NIKE, Inc. – Class B	518,339
Brewery – 2.2%
34,457	Anheuser-Busch InBev N.V.**	876,354
16,280	Anheuser-Busch InBev N.V. – VVPR Strips*,**	83
		876,437
Building – Residential and Commercial – 1.5%
1,380	NVR, Inc.*	588,004
Cable Television – 2.0%
109,044	British Sky Broadcasting Group PLC**	783,120
Commercial Banks – 0.6%
14,885	ICICI Bank, Ltd. (ADR)	245,305
Computers – 0.7%
2,945	Apple, Inc.*	265,433
Consumer Products – Miscellaneous – 2.2%
17,340	Kimberly-Clark Corp.	892,490
Containers – Metal and Glass – 0.6%
12,335	Owens-Illinois, Inc.*	234,365
Cosmetics and Toiletries – 2.6%
16,320	Colgate-Palmolive Co.	1,061,453
Diversified Minerals – 0.6%
16,715	Companhia Vale do Rio Doce (ADR)	235,849
Diversified Operations – 3.8%
7,860	Danaher Corp.	439,610
33,620	Illinois Tool Works, Inc.	1,098,029
		1,537,639
Electric – Generation – 2.6%
134,545	AES Corp.*	1,064,251
Engineering – Research and Development Services – 1.0%
30,879	ABB, Ltd.**	401,542
Enterprise Software/Services – 1.9%
46,130	Oracle Corp.*	776,368
Finance – Investment Bankers/Brokers – 5.0%
5,595	Goldman Sachs Group, Inc.	451,684
61,635	JP Morgan Chase & Co.	1,572,309
		2,023,993
Finance – Other Services – 1.0%
2,315	CME Group, Inc.	402,602
Hotels and Motels – 0.5%
12,785	Starwood Hotels & Resorts Worldwide, Inc.	193,309
Independent Power Producer – 3.1%
40,205	NRG Energy, Inc.*	939,189
64,045	Reliant Energy, Inc.*	325,989
		1,265,178
Investment Management and Advisory Services – 0.4%
5,590	T. Rowe Price Group, Inc.	154,172
Medical – Biomedical and Genetic – 3.0%
6,210	Celgene Corp.*	328,820
2,995	Genzyme Corp.*	206,415
13,620	Gilead Sciences, Inc.*	691,487
		1,226,722
Medical – Drugs – 6.5%
57,335	Merck & Company, Inc.	1,636,913
6,964	Roche Holding A.G.**	979,519
		2,616,432
Medical – HMO – 1.4%
19,765	UnitedHealth Group, Inc.	559,942
Medical Products – 2.1%
21,685	Covidien, Ltd.	831,403
Multimedia – 1.3%
83,820	News Corporation, Inc. – Class A	535,610
Networking Products – 2.8%
75,290	Cisco Systems, Inc.*	1,127,091
Oil – Field Services – 1.0%
9,975	Schlumberger, Ltd. (U.S. Shares)	407,080
Oil and Gas Drilling – 0.4%
15,975	Nabors Industries, Ltd.*	174,926
Oil Companies – Exploration and Production – 4.9%
11,350	Devon Energy Corp.	699,160
23,280	Occidental Petroleum Corp.	1,269,924
		1,969,084
Oil Companies – Integrated – 5.4%
27,795	Hess Corp.	1,545,679
23,436	Petroleo Brasileiro S.A. (ADR)	614,023
		2,159,702
Oil Field Machinery and Equipment – 0.8%
14,015	Cameron International Corp.*	324,587
Property and Casualty Insurance – 2.0%
18,720	Chubb Corp.	797,098
Real Estate Management/Services – 1.5%
47,000	Mitsubishi Estate Company, Ltd.**	614,445
Real Estate Operating/Development – 0.4%
113,000	CapitaLand, Ltd.	177,103
Retail – Apparel and Shoe – 1.2%
12,595	Industria de Diseno Textil S.A.**	480,776
Retail – Discount – 2.0%
17,425	Wal-Mart Stores, Inc.	821,066
Retail – Drug Store – 3.5%
52,075	CVS/Caremark Corp.	1,399,776
Retail – Restaurants – 3.5%
20,775	McDonald’s Corp.	1,205,366
6,950	Yum! Brands, Inc.	198,909
		1,404,275

See Notes to Schedules of Investments and Financial Statements.

62  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares		Value

Semiconductor Equipment – 1.4%
28,915	KLA-Tencor Corp.	$579,457
Soap and Cleaning Preparations – 2.0%
21,276	Reckitt Benckiser PLC**	823,161
Telecommunication Equipment – Fiber Optics – 1.1%
45,450	Corning, Inc.	459,500
Transportation – Services – 2.9%
27,350	United Parcel Service, Inc. – Class B	1,162,102
Web Portals/Internet Service Providers – 1.1%
1,270	Google, Inc. – Class A*	429,933
Wireless Equipment – 5.2%
61,450	Crown Castle International Corp.*	1,199,503
26,420	QUALCOMM, Inc.	912,811
		2,112,314

Total Common Stock (cost $59,608,468)		40,185,228

Total Investments (total cost $59,608,468) – 99.6%		40,185,228

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		153,576

Net Assets – 100%		$40,338,804

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$876,437	2.2%
Bermuda	1,006,329	2.5%
Brazil	849,872	2.1%
Canada	210,357	0.5%
India	245,305	0.6%
Japan	614,445	1.5%
Netherland Antilles	407,080	1.0%
Singapore	177,103	0.5%
Spain	480,776	1.2%
Switzerland	1,381,060	3.4%
United Kingdom	1,606,281	4.0%
United States	32,330,183	80.5%

Total	$40,185,228	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency Value	Unrealized
Settlement Date	Units Sold	in U.S.$	Gain/(Loss)

British Pound 3/5/09	205,000	$296,894	$(13,934)
British Pound 3/12/09	27,000	39,100	(951)
Euro 2/6/09	78,000	99,850	4,763
Euro 3/5/09	440,000	563,010	5,950
Japanese Yen 3/5/09	950,000	819,726	10,918
Swiss Franc 3/12/09	47,000,000	523,682	4,735

Total		$2,342,262	$11,481

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  63

Janus Adviser Contrarian Fund (unaudited)

Fund Snapshot
This fund relies on detailed research to find out-of-favor companies believed to have unrecognized value.

David Decker
portfolio manager

Thank you for your continued investment in Janus Adviser Contrarian Fund. During the six-month period ended January 31, 2009, the Fund’s Class S Shares generated a return of -42.48%, underperforming the -33.95% return of the S&P 500® Index, the Fund’s primary benchmark and the -39.21% return of the Morgan Stanley Capital International (MSCI) All Country World IndexSM, the Fund’s secondary benchmark.

Economic Overview

This is an extremely difficult letter to write. There is simply no way to sugar coat it; the performance over the last six months has been terrible, and I take full responsibility for it. Accordingly, I will spend a substantial amount of time both explaining the situation as I see it and detailing an outlook that, while not necessarily optimistic in the near-term, is more so in the medium to long-term.

The market downturn that had taken place before September 2008 had been for the most part rational and orderly, and was properly reflective of a serious unwind of the significant housing bubble built over the previous decade. A severe slowing in the U.S. economy was obviously occurring, and I believed the market was beginning to come to grips with its magnitude and duration. However, on September 15, 2008, Lehman Brothers declared bankruptcy, the credit markets froze and global debt and equity markets began a sickening collapse that I believe has resulted in the prospect for a substantially worse economic recession than likely would have occurred otherwise.

Combining the tremendous negative wealth effect from collapsing home values with the recent collapse in equity market values has resulted in a destruction of wealth that has left consumers with no choice but to substantially alter spending behavior. In addition, faced with declining profits from the reduction in spending, companies have reduced their costs by reducing personnel, further weakening consumer spending and the economy. This is why the unemployment level is so important to the economic picture – without the consumer, there is no economy.

It is my view that the problems we face today all stem from the collapse of the housing bubble and the poor (or complete lack of) underwriting of credit that fueled it. Laying blame for the U.S. housing bubble is an essay in itself, but suffice it to say that blame does not reside at the feet of any one constituency; investment banks created the conduit that magnified the impact of inept and unscrupulous mortgage brokers, greedy speculators, careless homebuyers, and bad government policy. Many share the blame; unfortunately, everyone shares its costs.

Of those constituencies listed that bear the blame, I believe the investment banks made a bad situation much worse than it would have been by magnifying the problem through the securitization of mortgages using excessive leverage. This creative financial engineering took what might have been a domestic credit issue and exported it globally, contributing to the massive destabilization of the global financial system. As the crisis has intensified globally, governments around the world have been forced to attempt to mollify a situation quickly spiraling out of control. Some have argued that any government action interferes with the natural course of markets and assert that to correct the problems that led to the crisis, the global financial system needs a crash to “cleanse the system of excess.” I could not disagree more. Corrections cleanse the system, but crashes eviscerate the system. By definition, a crash is a result of panic, and panic can lead to destructive and often permanent negative consequences. I believe that the global intervention in this situation was vital, even if bad decisions were made (and I believe many were), in order to mitigate the exceedingly dangerous and often permanent damage resulting from financial panic. As I write this letter, I believe governments must continue to add liquidity to the system to fight the potentially destabilizing force of deflation, which I feel is by far the greater risk today than is inflation.

Though I think effective and coordinated government action is and continues to be necessary, oftentimes government decisions can make a bad situation worse. In my view, two important decisions – allowing Lehman Brothers to file for bankruptcy and unilaterally banning short selling on a large number of companies – made the economic situation substantially worse and have left the global financial market in a very precarious position.

Lehman Brothers’ bankruptcy on September 15, 2008, had a number of very important implications, the most critical of which was to show what can happen to a global financial system built on trust when trust disappears. When Lehman went bankrupt, an important trust in the financial system was lost when money market funds suddenly were forced to “break the buck,” meaning that investors that invested in the perceived safe-haven of money market funds found

64  Janus Adviser Series  January 31, 2009

(unaudited)

themselves facing a capital loss. The immediate effect was a global freeze in the extension of credit, as banks didn’t even trust other banks to make overnight loans. The amazing impact of this was that the short-term U.S. Treasury Bond began to yield roughly the equivalent of the yield of cash under one’s mattress, i.e. zero. It is important to understand that in the financial world nothing works in isolation. When investors fear for the safety of supposedly riskless investments, such as money market funds, the result is excess demand for one of the only truly historically safe investments in the world, the U.S. Treasury Bill. However, the impact of excessive demand for the safety of U.S. Treasuries resulted in demand for the U.S. dollar. This also meant a sudden reduction in demand for those currencies that were being sold in order to buy U.S. dollars, which then had very negative implications for those companies and economies globally that were exposed to the violent moves in those currencies. Very quickly, the U.S. housing crisis became even more global.

The second important policy decision impacting the global markets was the U.S. Security and Exchange Commission’s decision to ban short-selling in approximately 800 U.S. companies. Unfortunately, countries around the world, looking to the U.S. as an example for rational behavior, followed suit, eliminating from the markets an important counter-veiling force to excessive market enthusiasm. As a manager that engages in short-selling, it is important for me to convey my thoughts about this topic. Short- selling, when conducted ethically and legally, is an important tool to hedge risk and express differing views; I firmly believe that opinions do not cause stocks to go up or down, company results do. By vilifying ethical and legal short- selling, the efficiency of markets is hamstrung, which invariably leads to increased market volatility. On the other hand, naked short-selling, which involves selling shares the investor has no intention of actually borrowing (a prerequisite to legal short-selling), as well as manipulative short- selling, designed to create a so called “bear hug” (the strategy of creating a self-fulfilling downward spiral by virtue of relentless and excessive short-selling), are both unethical and can be addressed through targeted rather than blanket government policy. Believing that a company is overvalued and is likely to decline in price is not unethical and in fact offers an important governor on excessive investor enthusiasm.

I believe the problem with the decision to forbid short-selling was the elimination of a completely legitimate tool to hedge risk by a number of investors, hedge funds included. While many may not shed a tear for the poor performance of hedge funds, the unfortunate consequence is that the horrible performance of a huge number of hedge funds, which once represented close to $2 trillion in assets, over the last few months has caused a massive request for redemptions in those funds, contributing to massive selling pressure in an already precarious market. Mass redemptions are the bane of well-functioning markets because they are generally based on emotion rather than on rational behavior. When someone yells “fire!” in a movie theater, rational behavior is abandoned for the sake of survival; when someone yells “redeem!” (whether out of a hedge fund or a mutual fund), the impact is the same. The goal is to get out before the next person, irrespective of the consequences.

Because of the highly complex nature of markets it is impossible to offer simple cause and effect. However, I do believe that the combined effect of panic selling following the bankruptcy of Lehman and the impact of addressing problems with short-selling through a blanket ban on the activity magnified the extent of the problem, rather than enabling a solution. Markets are made up of individuals and therefore the emotions that drive individuals also drive the markets. Just as bubbles are built on the greed and complacency of market participants, so too are crashes built on the fear and panic of the same players.

This brings us to where we stand today. I have always tried to consider the intrinsic value of a company based on my estimation of the company’s ability to generate cash flow over time. However, when the technical impact of panic selling and forced liquidation trumps the logic of valuation, it becomes very difficult to invest rationally. Sometimes rational long-term targeted decisions will impact short-term performance but it is important that emotion does not interfere with reason in a sound investment process

As an investor, my strategy has always been to seek to take advantage of the human behavior of excessive fear of risk by buying when others are selling. Unfortunately, this has been a very unprofitable strategy of late and has led to a serious destruction of wealth for the shareholders of Janus Adviser Contrarian Fund. I firmly believe that the market value of the companies that make up the portfolio of your Fund do not reflect their intrinsic value. The markets, driven by fear and forced redemption, may mark down the public trading value of those companies, but the intrinsic value has not changed nearly by the same degree, in my view.

Hedging

Under existing market conditions, I continued to implement various hedging strategies using stock and commodity index call and put options in an attempt to protect against falling market values. During the period, I purchased put options on

Janus Adviser Series  January 31, 2009  65

Janus Adviser Contrarian Fund (unaudited)

crude oil that proved to be profitable, partially offsetting the losses in the Fund’s energy holdings. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Positions That Performed Poorly

Forest Oil Corp. was the Fund’s largest detractor during the six-month period ended January 31, 2009, amid the collapse in oil and natural gas prices, which fell approximately 67% and 52%, respectively. I think Forest Oil is one of the best run exploration and production companies in the industry, run by one of the most conservative and best CEOs in the industry. While I underestimated the decline in natural gas prices, a near-term headwind in my view, I still believe the company’s intrinsic value was not fully represented in the price of the stock at period end. When I think about intrinsic value, it is important to note, that the intrinsic value of the business is not what one earns this year or next year, it’s what one earns over the long-term. In the case of Forest Oil, I do not believe its intrinsic value had changed.

As the credit crisis took a firm hold on the markets, real estate investment trusts (REITs), which typically are highly levered, were hit hard. ProLogis, an industrial REIT that operates distribution facilities and warehouses throughout North America, Europe and Asia, was another detractor during the period, declining sharply. Slowing global trade and concern over ProLogis’ ability to service its debt provided a negative back drop for the stock, which I think is a good example of the negative sentiment dominating many financials in this space. Given tight credit markets and exports in Asia having dropped off a cliff, the probability of the company failing or having no value at all increased in the eyes of many. We must consider this potentiality in the current environment as the market appeared to be ignoring the firm’s intrinsic value in my view. After such consideration, I used the weakness to add to the Fund’s position on the belief that the probability of the company going to zero was slim and that the company was serious about selling assets, with the sale of properties in China and Japan, in an attempt to shore up its balance sheet. While the market responded positively given the stock’s sharp rebound in December, I still think the market was undervaluing the company at the end of January.

Positions That Performed Well

Within consumer staples, Anheuser-Busch InBev moved higher following InBev’s acquisition of Anheuser-Busch, which was completed in November. Investors reacted positively to the company’s successful debt issuance, part of which should help with the overall financing related to the acquisition, helping to drive a late period rally. The world’s largest brewer also made progress on some of the asset sales it said it would make as part of the deal. Long-term, I consider this to be an outstanding company that was still trading at an attractive valuation relative to its strong free cash flow generation potential at period end.

A new addition to the Fund, Spirit Aerosystems Holdings, was another top contributor during the period. I took advantage of the stock’s weakness during the period to initiate a position in this designer and manufacturer of fuselages, propulsion systems and wings systems for commercial and military aircraft. While the economic slowdown represents a potential headwind for this industrial name, I believe the market was still undervaluing the company at period end given my view that it could see solid improvement in returns on its capital.

Concluding Comments

Unfortunately, I cannot say with conviction when the down cycle will end; I firmly believe that it will end, and when it does, it is vital to be fully invested. Because markets are driven by human behavior, they tend to overreact both positively and negatively. When the extremes are reached, the pendulum swings the other way, and generally does so before it is obvious as to why. It is for this reason, despite having no reason to be optimistic about the near-term direction of the market, I remain a buyer rather than a seller. When fear becomes pervasive, valuations become compelling, and I believe valuations are becoming compelling in many situations.

While I am bearish on the global economy and global stocks and calling the bottom is impossible, I believe that investing when valuations are in your favor is the best path to wealth creation. Contrarian investing by definition involves buying when the easy decision is to sell. While I cannot forecast the bottom of the markets, I am extremely confident that we are near a point where the risk/reward is as compelling as it has been in many, many years. I can assure you that Janus Adviser Contrarian Fund will endeavor to be positioned to capitalize on that opportunity.

Thank you again for your continued investment in Janus Adviser Contrarian Fund during these extraordinarily difficult times.

66  Janus Adviser Series  January 31, 2009

(unaudited)

Janus Adviser Contrarian Fund At A Glance

5 Top Performers – Holdings

Contribution

Volkswagen A.G.	0.24%
Anheuser-Busch InBev N.V. Rights	0.20%
Spirit Aerosystems Holdings, Inc.	0.08%
Alcoa, Inc.	0.06%
Martin Marietta Materials, Inc.	0.04%

5 Bottom Performers – Holdings

Contribution

Forest Oil Corp.	-3.04%
ProLogis	-2.49%
SandRidge Energy, Inc.	-1.95%
Liberty Global, Inc. – Class A	-1.87%
Plum Creek Timber Company, Inc.	-1.71%

5 Top Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	0.01%	0.04%	15.94%
Telecommunication Services	0.00%	0.00%	3.46%
Consumer Staples	-1.38%	4.48%	12.60%
Health Care	-2.36%	7.41%	13.96%
Industrials	-2.39%	4.90%	11.12%

5 Bottom Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	-14.64%	31.14%	13.96%
Energy	-8.78%	14.16%	13.46%
Consumer Discretionary	-7.25%	20.15%	8.32%
Utilities	-4.43%	12.28%	3.94%
Materials	-3.43%	5.44%	3.25%

Janus Adviser Series  January 31, 2009  67

Janus Adviser Contrarian Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of January 31, 2009

Plum Creek Timber Company, Inc. Forestry	7.6%
Liberty Media Corp. – Entertainment – Class A Multimedia	6.9%
SLM Corp. Finance – Consumer Loans	6.0%
NRG Energy, Inc. Independent Power Producer	5.3%
Kinder Morgan Management LLC Pipelines	5.2%

31.0%

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Emerging markets comprised 12.7% of total net assets.
*Includes Securities Sold Short (2.7)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of January 31, 2009

As of July 31, 2008

68  Janus Adviser Series  January 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009				Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Contrarian Fund – Class A Shares

NAV	–42.42%	–50.63%	–7.62%	1.14%	1.14%(a)

MOP	–45.72%	–53.45%	–9.16%

Janus Adviser Contrarian Fund – Class C Shares

NAV	–42.66%	–51.01%	–8.32%	1.92%	1.92%(a)

CDSC	–43.23%	–51.50%	–8.32%

Janus Adviser Contrarian Fund – Class I Shares	–42.38%	–50.53%	–7.91%	0.87%	0.87%(b)

Janus Adviser Contrarian Fund – Class R Shares	–42.56%	–50.87%	–8.07%	1.62%	1.62%(c)

Janus Adviser Contrarian Fund – Class S Shares	–42.48%	–50.73%	–7.85%	1.37%	1.37%(c)

S&P 500® Index	–33.95%	–38.63%	–9.03%

Morgan Stanley Capital International All Country World IndexSM	–39.21%	–42.42%	–7.43%

Lipper Quartile – Class S Shares	–	4th	1st

Lipper Ranking – Class S Shares based on total returns for Multi-Cap Core Funds	–	757/780	118/589

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Adviser Series  January 31, 2009  69

Janus Adviser Contrarian Fund (unaudited)

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

Annual expense ratios include dividends on interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with non-diversification, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”.Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the fund. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund held approximately 9.2% of its assets in Indian securities as of January 31, 2009, and the Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s Class A Shares, Class C Shares, Class R Shares, and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflect the performance of the Fund’s respective class from August 1, 2005 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund’s Class I Shares from November 28, 2005 through the most recent period shown and the performance of the Fund’s Class S Shares from August 1, 2005 to November 28, 2005, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

August 4, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

70  Janus Adviser Series  January 31, 2009

(unaudited)

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – August 1, 2005

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$575.80	$4.81

Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$573.40	$7.77

Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$576.20	$3.54

Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$574.40	$6.47

Hypothetical (5% return before expenses)	$1,000.00	$1,016.99	$8.29

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$575.20	$5.48

Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$7.02

†	Expenses are equal to the annualized expense ratio of 1.21% for Class A Shares, 1.96% for Class C Shares, 0.89% for Class I Shares, 1.63% for Class R Shares and 1.38% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  January 31, 2009  71

Janus Adviser Contrarian Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares/Principal/Contract Amounts		Value

Common Stock – 94.5%
Aerospace and Defense – 5.7%
38,600	Lockheed Martin Corp.**	$3,166,744
66,340	Northrop Grumman Corp.	3,192,281
234,950	Spirit Aerosystems Holdings, Inc.*	3,195,320
		9,554,345
Airlines – 1.4%
241,305	UAL Corp.*	2,277,919
Airport Development – Maintenance – 0.5%
589,121	Macquarie Airports**	847,023
Brewery – 4.7%
308,490	Anheuser-Busch InBev N.V.**	7,845,904
269,192	Anheuser-Busch InBev N.V. – VVPR Strips*	1,378
		7,847,282
Broadcast Services and Programming – 2.6%
179,950	Liberty Global, Inc. – Class A*	2,621,871
118,215	Liberty Global, Inc. – Class C*	1,692,839
		4,314,710
Building Products – Cement and Aggregate – 1.6%
310,857	Cemex S.A. de C.V. (ADR)*	2,421,576
175,300	Gujarat Ambuja Cements, Ltd.	251,265
		2,672,841
Cable Television – 3.0%
233,090	DIRECTV Group, Inc.*,**	5,104,671
Casino Hotels – 0.6%
32,350	Wynn Resorts, Ltd.*	973,088
Commercial Banks – 2.2%
180,700	ICICI Bank, Ltd.	1,517,570
132,385	ICICI Bank, Ltd. (ADR)	2,181,705
		3,699,275
Computers – 0.8%
14,705	Apple, Inc.*	1,325,362
Containers – Metal and Glass – 2.2%
196,790	Owens-Illinois, Inc.*,**	3,739,010
Electric – Generation – 3.3%
1,432,013	National Thermal Power Corporation, Ltd.	5,513,572
Electric – Integrated – 1.8%
1,823,345	Tenaga Nasional Berhad	2,964,357
Electric – Transmission – 1.2%
1,149,505	Power Grid Corporation of India Limited	2,051,210
Engineering – Research and Development Services – 1.3%
159,375	Larsen & Toubro, Ltd.	2,225,251
Finance – Consumer Loans – 6.0%
872,385	SLM Corp.*,**	9,988,808
Finance – Investment Bankers/Brokers – 0.7%
14,035	Goldman Sachs Group, Inc.**	1,133,046
Financial Guarantee Insurance – 0.4%
87,000	Assured Guaranty, Ltd.	663,810
Forestry – 7.6%
414,970	Plum Creek Timber Company, Inc.**	12,768,627
Independent Power Producer – 6.2%
376,365	NRG Energy, Inc.*,**	8,791,886
301,720	Reliant Energy, Inc.*	1,535,755
		10,327,641
Investment Companies – 0.9%
1,351,555	Australian Infrastructure Fund**	1,480,635
Medical – Biomedical and Genetic – 2.5%
75,025	Amgen, Inc.**	4,115,121
Metal Processors and Fabricators – 0.4%
378,453	Bharat Forge, Ltd.	647,912
Multi-Line Insurance – 0.6%
24,925	ACE, Ltd. (U.S. Shares)**	1,088,226
Multimedia – 6.9%
626,650	Liberty Media Corp. – Entertainment – Class A*,**	11,499,028
Oil Companies – Exploration and Production – 3.8%
288,909	Forest Oil Corp.*,**	4,333,635
1,100	OGX Petroleo E Gas Participacoes*	260,888
254,050	SandRidge Energy, Inc.*	1,691,973
		6,286,496
Paper and Related Products – 0.2%
1,231,835	Ballarpur Industries, Ltd.	366,749
Pipelines – 9.3%
213,006	Enbridge, Inc.**	6,993,034
198,853	Kinder Morgan Management LLC*,**	8,644,139
		15,637,173
Real Estate Management/Services – 2.7%
360,765	CB Richard Ellis Group, Inc. – Class A*	1,298,754
250,205	Mitsubishi Estate Company, Ltd.	3,271,005
		4,569,759
Real Estate Operating/Development – 5.9%
1,353,970	CapitaLand, Ltd.**	2,122,055
320,560	St. Joe Co.*,**	7,709,468
		9,831,523
Reinsurance – 0.4%
233	Berkshire Hathaway, Inc. – Class B*	696,437
REIT – Diversified – 1.9%
64,005	Vornado Realty Trust**	3,252,094
REIT – Mortgage – 0.5%
49,750	Annaly Mortgage Management, Inc.	753,215
89,955	Gramercy Capital Corp.	107,046
		860,261
REIT – Warehouse/Industrial – 1.9%
314,235	ProLogis	3,145,492
Resorts and Theme Parks – 1.3%
92,965	Vail Resorts, Inc.*	2,167,944
Retail – Major Department Stores – 0.5%
255,437	Pantaloon Retail India, Ltd.	835,303
27,219	Pantaloon Retail India, Ltd. – Class B°°	0
		835,303
Soap and Cleaning Preparations – 1.0%
42,949	Reckitt Benckiser PLC**	1,661,682

Total Common Stock (cost $259,158,453)		158,133,683

Corporate Bonds – 1.2%
REIT – Diversified – 0.7%
$1,612,000	Vornado Realty Trust, 2.8500% due 4/1/27	1,209,000

See Notes to Schedules of Investments and Financial Statements.

72  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares/Principal/Contract Amounts		Value

REIT – Warehouse/Industrial – 0.5%
1,585,000	ProLogis, 2.2500% due 4/1/37	$830,144

Total Corporate Bonds (cost $1,839,205)		2,039,144

Purchased Options – Calls – 0%
2,222	S&P 500® Index expires April 2009 exercise price $1,200.00 (premiums paid $333,300)**	4,444

Purchased Options – Puts – 5.7%
7,199	iShares MSCI EAFE Index Fund expires March 2009 exercise price $35.00	921,472
1,792	iShares MSCI EAFE Index Fund expires March 2009 exercise price $40.00	537,600
5,699	iShares MSCI Emerging Markets Index Fund expires March 2009 exercise price $20.00	621,191
4,530	iShares MSCI Emerging Markets Index Fund expires March 2009 exercise price $21.00	629,670
2,222	S&P 500® Index expires March 2009 exercise price $750.00	5,283,916
184	S&P 500® Index expires March 2009 exercise price $800.00	698,280
190	S&P 500® Index expires March 2009 exercise price $825.00	912,000

Total Purchased Options – Puts (premiums paid $14,789,882)		9,604,129

Total Investments (total cost $276,120,840) – 101.4%		169,781,400

Securities Sold Short – (2.7)%
Common Stock – (1.7)%
Commercial Banks – (0.7)%
47,507	Deutsche Bank A.G.	(1,239,245)
Metal – Aluminum – (1.0)%
206,220	Alcoa, Inc.	(1,606,454)

Total Common Stock (proceeds $2,972,125)		(2,845,699)

Exchange Traded Funds – (1.0)%
Emerging Market – Equity – (1.0)%
76,900	iShares MSCI Emerging Markets Index Fund (proceeds $1,759,824)	(1,740,247)

Total Securities Sold Short (proceeds $4,731,949)		(4,585,946)

Cash, Receivables and Other Assets, net of Liabilities – 1.3%		2,141,318

Net Assets – 100%		$167,336,772

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$2,327,658	1.4%
Belgium	7,847,282	4.6%
Bermuda	663,810	0.4%
Brazil	260,888	0.2%
Canada	6,993,034	4.1%
India	15,590,537	9.2%
Japan	3,271,005	1.9%
Malaysia	2,964,357	1.7%
Mexico	2,421,576	1.4%
Singapore	2,122,055	1.3%
Switzerland	1,088,225	0.6%
United Kingdom	1,661,682	1.0%
United States	122,569,291	72.2%

Total	$169,781,400	100.0%

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Germany	$(1,239,245)	27.0%
United States	(3,346,701)	73.0%

Total	$(4,585,946)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency Value	Unrealized
Settlement Date	Units Sold	in U.S.$	Gain/(Loss)

Australian Dollar 3/12/09	3,139,000	$1,988,070	$77,392
British Pound 3/5/09	1,116,500	1,616,985	(75,891)
Singapore Dollar 3/12/09	3,835,000	2,540,432	2,671

Total		$6,145,487	$4,172

Schedule of Written Options – Calls	Value

ACE Limited expires February 2009 249 contracts exercise price $50.00	$(17,430)
Goldman Sachs expires February 2009 140 contracts exercise price $75.00	(136,500)
Lockheed Martin Corp. expires February 2009 229 contracts exercise price $85.00	(33,205)
NRG Energy Inc. expires June 2009 2,409 contracts exercise price $27.50	(448,315)
NRG Energy Inc. expires June 2009 75 contracts exercise price $27.50	(12,375)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  73

Janus Adviser Contrarian Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Value

S&P 500 Index expires April 2009 741 contracts exercise price $950.00	(807,690)
S&P 500 Index expires June 2009 1481 contracts exercise price $950.00	(3,576,615)
SLM Corp. expires February 2009 48 contracts exercise price $12.50	(2,400)
Vornado Realty Trust expires February 2009 640 contracts exercise price $55.00	(113,920)

Total Written Options – Calls
(Premiums received $6,753,676)	$(5,148,450)

Schedule of Written Options – Puts
Apple Inc. expires February 2009 161 contracts exercise price $80.00	$(13,492)
S&P 500 Index expires March 2009 222 contracts exercise price $650.00	(155,400)

Total Written Options – Puts
(Premiums received $186,589)	$(168,892)

See Notes to Schedules of Investments and Financial Statements.

74  Janus Adviser Series  January 31, 2009

Janus Adviser Balanced Fund (unaudited)

Fund Snapshot
The fund combines the growth potential of stocks with the balance of bonds.

Marc Pinto
co-portfolio manager

Gibson Smith
co-portfolio manager

Performance Overview

Janus Adviser Balanced Fund’s Class S Shares returned -12.51% for the six-month period ended January 31, 2009, compared with a -18.80% return by the Balanced Index, an internally-calculated secondary benchmark. The Balanced Index is comprised of a 55% weighting in the S&P 500® Index, the Fund’s primary benchmark, and a 45% weighting in the Barclays Capital U.S. Government/Credit Bond Index, the Fund’s other secondary benchmark, which returned -33.95% and 3.07%, respectively.

Economic Overview

Continuing turmoil from the credit crisis and concerns over the potential for a prolonged recession, characterized U.S. equity markets during the six-month period ending January 31, 2009. After a relatively benign start to the period, markets worldwide sold off significantly in September and October, as the full weight of the credit crisis took hold leading to the demise of several long-standing financial institutions. This gave rise to a crisis of confidence that pervaded the markets, prompting the U.S. Federal Reserve (Fed) and central banks around the world to take unprecedented steps in an attempt to support markets and global financial institutions. The S&P 500® Index touched an 11-year low in November before somewhat stabilizing in December. The markets hovered near their lows at the end of the period with many indices turning in their worst January on record amid renewed concerns about the stability of financial institutions and the effectiveness of government intervention. Volatility approached historically high levels during the period amid the heightened sense of uncertainty and fear but eased a bit during the last two months. Most domestic indices finished the period with losses of over 30%.

In the fixed income markets, a flight-to-quality trade led to out-sized gains for holders of U.S. Treasuries and significant losses for corporate bond holders during the six-month period. Investors sought safety by pushing U.S. Treasuries to record low yields in December, when the U.S. Federal Reserve (Fed) lowered the fed funds rate from 1% to a range of zero to 0.25%, a historic move. The yield declines across the curve benefited long-term government bonds the most, as they posted strong gains and were easily the best-performing segment during the period. Conversely, investors’ extreme risk aversion caused high-yield bond spreads relative to Treasuries to spike to historic levels, making it easily the worst-performing fixed income segment with significant losses. Investment grade corporates also performed poorly, as spreads widened to levels not seen since the 1930s. Commercial mortgage-backed securities (CMBS) performed similarly due to a lack of private lenders and concerns that significant defaults could be rising. By period end, the flight-to-quality trade showed signs of easing, as corporate bond spreads declined somewhat.

Lowering Equity Exposure Aided Relative Performance

The Fund’s performance during this challenging period reflected both our conservative investment philosophy and our dynamic asset allocation strategy, as our equity and fixed-income teams worked together to determine what we believe to be the optimal balance between stocks and bonds. Our concerns over whether risk was being correctly priced in the stock market led us to reduce our allocation to equities, which were weighted about equal with fixed-income holdings by the end of July and reached a low of 38% during the final months of 2008.

Selection and Underweight in Credits Bolstered Fixed Income Performance

The fixed-income side of the portfolio significantly outperformed the Barclays Capital U.S. Government/Credit Bond Index due primarily to security selection and an underweight in credits as well as hard-hit industries within credits such as financials and energy. Our credit exposure increased toward the end of the period; this move aided performance in January, when corporates rebounded somewhat. Among top contributing individual credits were cable provider Comcast, telecommunications holding AT&T, utilities PG&E Corp. and Virginia Electric & Power and financial holding Berkshire Hathaway. We viewed the latter as a survivor from the financial crisis. The other three reflect our emphasis on companies that we believe will do well in a struggling economy. Our exposure to agency mortgage-backed securities (MBS), which are not in the index, also contributed significantly to our performance.

Janus Adviser Series  January 31, 2009  75

Janus Adviser Balanced Fund (unaudited)

Holdings and Underweight in Financials Boosted Equity Performance

The equity portion’s outperformance relative to the S&P 500® Index can be attributed primarily to our holdings and a significant underweight in financials and an overweight in healthcare. New financials holding Morgan Stanley was the largest individual contributor to performance during the period. The investment bank and brokerage firm rallied late in the period after a deep sell-off in September and October. We believe the market began to realize that the company would be among the survivors of the financial crisis. Morgan Stanley’s capital base substantially improved during the period with infusions from the U.S. Government and Mitsubishi UFJ Financial Group. In addition, Morgan Stanley agreed with Citigroup to combine their brokerages into a joint venture. We believe the latter deal is very advantageous for Morgan Stanley in that it came with a reasonable price for the bank and may not require it to raise any incremental capital.

UnitedHealth Group, another new holding, was modestly higher in the period after several months of weakness. The managed care company had been impacted by investor worries that rising unemployment will negatively impact the number of patients it can insure. While we recognize the current macro-economic environment is a headwind for the company, we believe it can more than offset this disadvantage with better pricing, which typically resets annually.

Consumer staples holding Anheuser-Busch InBev (formerly InBev NV) rose after InBev’s acquisition of Anheuser-Busch during the period. We believe the company is well positioned to navigate the current environment given its strong management team and the historical stability of its volumes. Taking a longer term view, we also believe that the resulting franchise will be better balanced geographically and more focused on fewer and stronger brands.

Underweight in Treasuries, Agencies Weighed on Fixed Income

The largest detractor for the fixed income portion of the portfolio was our underweights in treasuries and agency/government debt as well as yield curve positioning in Treasuries. The Fund’s exposure in Treasuries was significantly higher during the worst of the market sell-off, which helped returns during the first half of the period; we gradually lowered the exposure in favor of credits, as we believed the latter became more attractive on a relative basis. Overall, though, the underweights in government debt cost us relative performance.

In terms of credits, our main detractors were financials Bank of America, Morgan Stanley and Goldman Sachs. All three were impacted negatively during the financial crisis. Another detractor was Steel Dynamics, which was hurt as volume for steel products fell off; however, we believe demand for the company’s end-product structural steel remained strong because of lack of supply in the U.S.

Select Consumer Equity Holdings Detracted

Our equity holdings in the consumer and energy sectors detracted the most from our relative performance. Within energy, ConocoPhillips was the largest decliner in the sector and our equity holdings overall. The stock was impacted by the decline in energy prices. We believe ConocoPhillips remains one of the most under-valued of the integrated energy companies. Materials holding Potash Corporation of Saskatchewan, Inc. declined significantly on prospects of reduced demand for its fertilizer due to the financial crisis, which has reduced credit for farmers, and the resulting global slowdown. We exited the position.

Switzerland-based pharmaceutical company Roche declined after it offered to acquire the remaining shares of Genentech, a biotechnology leader in which Roche owns 56%, in July and made a renewed tender offer in January. While Genentech’s board opposed both offers, citing under-valuation, we feel Roche represents growth at a reasonable price and believe it will be more valuable with full ownership of Genentech’s oncology business.

Outlook

We recognize great uncertainty about the future persists and believe there will be more negative surprises in 2009. However, we remain optimistic the seeds that will ultimately lead to recovery in the markets and the economy are being sown. If past history is any indication, we will likely see the markets improve before the economic data reflects signs of a recovery. As a result, we continue to invest with a long-term view in what we think are industry-leading companies that have attractive long-term secular opportunities, which can potentially offset short-term cyclical headwinds.

In the Fund, as fixed income spreads relative to Treasuries come down we will consider adding to our equity allocation. In the fixed income portion of the Fund, we were favoring credits over Treasuries and emphasizing companies with what we think are quality business models, that have steady cash-flow generation, and management teams that are focused on debt reductions. For the equity portion, we continue to look for companies we feel have been unnecessarily beaten up and that

76  Janus Adviser Series  January 31, 2009

(unaudited)

we think offer attractive value and good growth prospects in a tough economic environment.

Thank you for investing in Janus Adviser Balanced Fund.

Janus Adviser Balanced Fund At A Glance

5 Top Performers – Holdings

Contribution

Morgan Stanley Co.	0.42%
Anheuser-Busch InBev N.V. – Rights	0.22%
UnitedHealth Group, Inc.	0.19%
Baxter International, Inc.	0.10%
Wyeth	0.08%

5 Bottom Performers – Holdings

Contribution

ConocoPhillips	-2.07%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	-1.48%
Roche Holding A.G.	-1.23%
Hess Corp.	-1.23%
Avon Products, Inc.	-1.21%

5 Top Performers – Sectors

		Fund Weighting	S&P 500® Index
	Fund Contribution	(Average % of Equity)	Weighting

Financials	0.01%	2.42%	13.96%
Utilities	0.00%	0.00%	3.94%
Telecommunication Services	-0.04%	0.16%	3.46%
Materials	-2.54%	4.21%	3.25%
Health Care	-2.80%	17.32%	13.96%

5 Bottom Performers – Sectors

		Fund Weighting	S&P 500® Index
	Fund Contribution	(Average % of Equity)	Weighting

Information Technology	-6.38%	18.38%	15.94%
Consumer Staples	-6.08%	25.92%	12.60%
Industrials	-5.14%	11.23%	11.12%
Consumer Discretionary	-4.85%	9.77%	8.32%
Energy	-4.45%	10.59%	13.46%

Janus Adviser Series  January 31, 2009  77

Janus Adviser Balanced Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of January 31, 2009

Anheuser-Busch InBev N.V. Brewery	2.2%
Roche Holding A.G. Medical – Drugs	1.9%
Nestle S.A. Food – Miscellaneous/Diversified	1.8%
ConocoPhillips Oil Companies – Integrated	1.7%
Oracle Corp. Enterprise Software/Services	1.5%

9.1%

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Emerging markets comprised 0.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of January 31, 2009

As of July 31, 2008

78  Janus Adviser Series  January 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009						Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Balanced Fund – Class A Shares

NAV	–12.39%	–14.07%	3.37%	3.43%	8.84%	0.88%	0.82%(a)

MOP	–17.42%	–19.01%	2.38%	2.94%	8.71%

Janus Adviser Balanced Fund – Class C Shares

NAV	–12.77%	–14.74%	2.85%	2.83%	8.36%	1.63%	1.57%(a)

CDSC	–13.60%	–15.55%	2.85%	2.83%	8.36%

Janus Adviser Balanced Fund – Class I Shares	–12.32%	–13.90%	3.37%	3.43%	8.84%	0.60%	0.57%(b)

Janus Adviser Balanced Fund – Class R Shares	–12.61%	–14.53%	3.11%	3.18%	8.78%	1.36%	1.33%(c)

Janus Adviser Balanced Fund – Class S Shares	–12.51%	–14.30%	3.37%	3.43%	8.84%	1.09%	1.07%(c)

S&P 500® Index	–33.95%	–38.63%	–4.24%	–2.65%	5.80%

Barclays Capital U.S. Government/Credit Bond Index	3.07%	2.13%	4.13%	5.41%	5.86%

Balanced Index	–18.80%	–22.21%	–0.32%	1.24%	6.15%

Lipper Quartile – Class S Shares	–	1st	1st	1st	N/A**

Lipper Ranking – Class S Shares based on total returns for Mixed-Asset Target Allocation Moderate Funds	–	11/513	4/273	10/147	N/A**

Visit janus.com/info to view current performance and characteristic information

See important disclosures on the next page.

Janus Adviser Series  January 31, 2009  79

Janus Adviser Balanced Fund (unaudited)

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Balanced Portfolio of Janus Aspen Series (the “Predecessor Fund”) into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

80  Janus Adviser Series  January 31, 2009

(unaudited)

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Predecessor Fund’s inception date – September 13, 1993

**	The Lipper ranking for the Fund’s Class S Shares is not available.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$875.70	$3.88

Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$872.30	$7.41

Hypothetical (5% return before expenses)	$1,000.00	$1,017.29	$7.98

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$876.80	$2.70

Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$873.50	$6.23

Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$874.40	$5.06

Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45

†	Expenses are equal to the annualized expense ratio of 0.82% for Class A Shares, 1.57% for Class C Shares, 0.57% for Class I Shares, 1.32% for Class R Shares and 1.07% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  January 31, 2009  81

Janus Adviser Balanced Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Bank Loans – 0.1%
Automotive – Cars and Light Trucks – 0.1%
$1,415,000	Ford Motor Co., 3.0000% due 12/15/2013‡ (cost $688,121)	$506,655

Common Stock – 37.9%
Aerospace and Defense – 0.8%
271,580	BAE Systems PLC**	1,585,429
37,335	Boeing Co.	1,579,644
180,285	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	2,716,895
		5,881,968
Agricultural Chemicals – 1.1%
19,315	Monsanto Co.	1,469,099
156,705	Syngenta A.G. (ADR)	6,051,947
		7,521,046
Apparel Manufacturers – 0.4%
546,875	Esprit Holdings, Ltd.	2,916,997
Applications Software – 0.5%
73,815	Citrix Systems, Inc.*	1,553,068
110,570	Microsoft Corp.	1,890,747
		3,443,815
Athletic Footwear – 0.5%
70,635	NIKE, Inc. – Class B	3,196,234
Brewery – 2.2%
600,299	Anheuser-Busch InBev N.V.**	15,267,555
343,648	Anheuser-Busch InBev N.V. – VVPR Strips*,**	1,759
		15,269,314
Cable Television – 0.2%
66,625	DIRECTV Group, Inc.*	1,459,088
Casino Hotels – 0.8%
253,413	Crown, Ltd.	882,248
223,915	MGM Mirage*	1,791,320
88,350	Wynn Resorts, Ltd.*	2,657,568
		5,331,136
Commercial Services – Finance – 0.1%
64,385	Western Union Co.	879,499
Computers – 1.5%
67,006	Apple, Inc.*	6,039,251
73,540	Research In Motion, Ltd. (U.S. Shares)*	4,074,116
		10,113,367
Cosmetics and Toiletries – 0.7%
71,470	Colgate-Palmolive Co.	4,648,409
Diversified Operations – 1.0%
523,565	China Merchants Holdings International Company, Ltd.	927,235
102,220	Danaher Corp.	5,717,164
835,595	Melco International Development, Ltd.	240,225
		6,884,624
E-Commerce/Services – 0.3%
135,810	eBay, Inc.*	1,632,436
56,465	Liberty Media Corp. – Interactive – Class A*	177,300
		1,809,736
Electric Products – Miscellaneous – 0.3%
55,715	Emerson Electric Co.	1,821,881
Electronic Connectors – 0.4%
106,890	Amphenol Corp. – Class A	2,795,174
Enterprise Software/Services – 1.5%
602,820	Oracle Corp.*	10,145,461
Finance – Investment Bankers/Brokers – 2.1%
73,935	Charles Schwab Corp.	1,004,777
146,035	Credit Suisse Group (ADR)	3,722,432
39,520	Goldman Sachs Group, Inc.	3,190,450
314,810	Morgan Stanley Co.	6,368,606
		14,286,265
Finance – Other Services – 0.5%
147,430	NYSE Euronext	3,243,460
Food – Miscellaneous/Diversified – 1.8%
366,685	Nestle S.A.**	12,682,201
Hotels and Motels – 0.4%
175,305	Starwood Hotels & Resorts Worldwide, Inc.	2,650,612
Industrial Gases – 0.4%
40,520	Praxair, Inc.	2,522,775
Machinery – General Industrial – 0.2%
3,971,095	Shanghai Electric Group Company, Ltd.*	1,257,932
Medical – Biomedical and Genetic – 1.5%
44,735	Celgene Corp.*	2,368,718
159,355	Gilead Sciences, Inc.*	8,090,454
		10,459,172
Medical – Drugs – 3.9%
61,060	Allergan, Inc.	2,327,607
233,110	Bristol-Myers Squibb Co.	4,990,885
129,935	Merck & Company, Inc.	3,709,644
92,348	Roche Holding A.G.**	12,989,174
92,320	Wyeth	3,966,990
		27,984,300
Medical – HMO – 1.1%
259,340	UnitedHealth Group, Inc.	7,347,102
Medical Products – 1.3%
88,460	Baxter International, Inc.	5,188,179
106,890	Covidien, Ltd.	4,098,163
		9,286,342
Networking Products – 0.1%
51,010	Cisco Systems, Inc.*	763,620
Oil – Field Services – 0.3%
36,860	Transocean, Inc.*	2,013,293
Oil Companies – Exploration and Production – 1.3%
154,605	EnCana Corp. (U.S. Shares)	6,855,185
44,230	Occidental Petroleum Corp.	2,412,747
		9,267,932
Oil Companies – Integrated – 2.6%
254,440	ConocoPhillips	12,093,532
121,495	Hess Corp.	6,756,337
		18,849,869
Optical Supplies – 0.1%
11,365	Alcon, Inc. (U.S. Shares)	973,299

See Notes to Schedules of Investments and Financial Statements.

82  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Power Converters and Power Supply Equipment – 0.1%
72,185	Suntech Power Holdings Company, Ltd. (ADR)*	$679,261
Retail – Consumer Electronics – 0.4%
47,465	Yamada Denki Company, Ltd.**	2,800,169
Retail – Drug Store – 1.3%
333,315	CVS/Caremark Corp.	8,959,507
Retail – Jewelry – 0.1%
23,020	Tiffany & Co.	477,665
Soap and Cleaning Preparations – 1.3%
232,493	Reckitt Benckiser PLC**	8,995,072
Telecommunication Equipment – Fiber Optics – 0.7%
495,275	Corning, Inc.	5,007,230
Tobacco – 1.7%
172,910	Altria Group, Inc.	2,859,931
246,335	Philip Morris International, Inc.	9,151,346
		12,011,277
Toys – 0.5%
11,275	Nintendo Company, Ltd.**	3,469,129
Transportation – Railroad – 1.1%
141,039	Canadian National Railway Co. (U.S. Shares)	4,936,365
54,465	Union Pacific Corp.	2,385,022
		7,321,387
Wireless Equipment – 0.8%
153,790	QUALCOMM, Inc.	5,313,445

Total Common Stock (cost $305,218,574)		262,740,065

Corporate Bonds – 21.8%
Aerospace and Defense – 0.1%
$665,000	Lockheed Martin Corp., 6.1500% due 9/1/36	659,725
Agricultural Chemicals – 0%
205,000	Mosaic Co., 7.6300% due 12/1/16 (144A)	192,700
Beverages – Non-Alcoholic – 0.4%
1,320,000	Dr. Pepper Snapple Group, 6.1200% due 5/1/13	1,298,156
480,000	Dr. Pepper Snapple Group, 6.8200% due 5/1/18	454,170
590,000	Dr. Pepper Snapple Group, 7.4500% due 5/1/38	533,290
660,000	PepsiCo, Inc., 7.9000% due 11/1/18	818,506
		3,104,122
Beverages – Wine and Spirits – 0.2%
1,330,000	Brown-Forman Corp. 5.0000% due 02/01/14	1,343,910
Brewery – 1.2%
2,620,000	Anheuser-Busch InBev N.V., 7.2000% due 1/15/14 (144A)	2,662,119
2,620,000	Anheuser-Busch InBev N.V., 7.7500% due 1/15/19 (144A)	2,657,794
2,990,000	Anheuser-Busch InBev N.V., 8.2000% due 1/15/39 (144A)	3,013,076
		8,332,989
Building Products – Cement and Aggregate – 0.1%
$575,000	Martin Marietta Materials, Inc., 6.6000% due 04/15/18	468,811
Cable Television – 1.7%
1,370,000	Comcast Corp., 6.3000% due 11/15/17	1,374,046
2,010,000	Comcast Corp., 5.7000% due 5/15/18	1,954,281
1,200,000	Comcast Corp., 6.4000% due 5/15/38	1,145,353
1,035,000	Cox Communications, Inc., 6.2500% due 6/1/1 (144A)	943,361
710,000	Cox Communications, Inc., 9.3750% due 1/15/19 (144A)	763,736
2,340,000	Cox Communications, Inc., 6.9500% due 6/1/38 (144A)	2,080,024
1,330,000	Time Warner Cable, Inc., 6.7500% due 7/1/18	1,298,861
340,000	Time Warner Cable, Inc., 8.7500% due 2/14/19	378,611
2,060,000	Time Warner Cable, Inc., 7.3000% due 7/1/38	2,142,220
		12,080,493
Cellular Telecommunications – 0.4%
1,345,000	Verizon Wireless, 7.3750% due 11/15/13 (144A)	1,454,752
1,345,000	Verizon Wireless, 8.5000% due 11/15/18 (144A)	1,543,132
		2,997,884
Chemicals – Diversified – 0.1%
600,000	E.I. DuPont De Nemours, 5.0000% due 7/15/13	622,724
Coal – 0.1%
470,000	Arch Western Finance, 6.7500% due 7/1/13	445,325
Commercial Banks – 0.3%
1,675,000	Credit Suisse New York, 5.0000% due 5/15/13	1,622,566
350,000	Sovereign Bancorp Inc., 2.7500% due 1/17/12	353,935
		1,976,501
Consumer Products – Miscellaneous – 0.2%
280,000	Clorox Co., 5.0000% due 3/1/13	282,452
610,000	Clorox Co., 5.9500% due 10/15/17	614,463
200,000	Kimberly-Clark Corp., 7.5000% due 11/1/18	234,957
		1,131,872
Cosmetics and Toiletries – 0.2%
465,000	Estee Lauder Companies, Inc., 7.7500% due 11/1/13	509,920
971,000	Procter & Gamble Co., 4.6000% due 1/15/14	1,027,835
		1,537,755
Data Processing and Management – 0.1%
495,000	Fiserv, Inc., 6.8000% due 11/20/17	436,820

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  83

Janus Adviser Balanced Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Diversified Operations – 2.3%
$2,454,000	3M Company, 4.3800% due 8/15/13	$2,547,550
670,000	Dover Corp., 5.4500% due 3/15/18	675,221
335,000	Dover Corp., 6.6000% due 3/15/38	351,531
510,000	Eaton Corp., 4.9000% due 5/15/13	506,856
710,000	Goldman Sachs Group, Inc., 5.4500% due 11/1/12	685,339
720,000	Goldman Sachs Group, Inc., 6.2500% due 9/1/17	666,194
1,610,000	Goldman Sachs Group, Inc., 7.5000% due 2/15/19	1,597,925
630,000	JPMorgan Chase & Co, 3.1250% due 12/1/11	648,075
1,265,000	JPMorgan Chase & Co, 2.1250% due 6/22/12	1,251,866
2,455,000	JPMorgan Chase & Co, 6.0000% due 1/15/18	2,465,008
475,000	Kansas City Southern Railway, 13.0000% due 12/15/13	491,625
600,000	Morgan Stanley Corp., 6.7500% due 4/15/11	599,899
1,295,000	Morgan Stanley Corp., 2.0000% due 9/22/11	1,291,528
785,000	Morgan Stanley Corp., 6.0000% due 4/28/15	711,430
1,080,000	Tyco International Finance, 8.5000% due 1/15/19**	1,146,604
		15,636,651
Electric – Generation – 0.1%
570,000	Allegheny Energy Supply, 8.2500% due 4/15/12 (144A)	571,425
255,000	Edison Mission Energy, 7.0000% due 5/15/17	237,150
		808,575
Electric – Integrated – 2.2%
465,000	Centerpoint Energy Houston, 7.0000% due 3/1/14	478,678
1,140,000	CMS Energy Corp., 6.3000% due 2/1/12	1,070,618
335,000	Consumers Energy Co., 5.6500% due 9/15/18	325,456
270,000	Duke Energy Carolinas, 5.1000% due 4/15/18	270,097
375,000	Duke Energy Carolinas, 6.0500% due 4/15/38	383,912
1,360,000	Duke Energy Corp., 6.3000% due 2/1/14	1,394,892
885,000	Entergy Corp., 7.1250% due 2/1/19	862,578
510,000	Indiana Michigan Power, 7.0000% due 3/15/19	511,999
665,000	MidAmerican Energy Holdings, 5.9500% due 5/15/37	607,656
670,000	MidAmerican Energy Holdings, 6.5000% due 9/15/37	659,001
1,010,000	Oncor Electric Delivery, 5.9500% due 9/1/13 (144A)	987,790
$215,000	Pacific Gas and Electric Co., 3.6000% due 3/1/09	214,762
745,000	Pacific Gas and Electric Co., 4.2000% due 3/1/11	749,335
365,000	Pacificorp, 5.5000% due 1/15/19	375,007
195,000	Pacificorp, 6.2500% due 10/15/37	199,507
515,000	Pacificorp, 6.0000% due 1/15/39	520,146
1,315,000	PG&E Corp., 8.2500% due 10/15/18	1,623,637
190,000	Public Service Colorado, 5.8000% due 8/1/18	199,266
810,000	TXU Energy Co., LLC, 10.5000% due 11/1/15(144A)	599,400
1,165,000	Virginia Electric & Power Co., 5.1000% due 11/30/12	1,180,564
1,355,000	Virginia Electric & Power Co., 8.8750% due 11/15/38	1,748,237
1,190,000	West Penn Power Co., 5.9500% due 12/15/17(144A)	1,065,313
		16,027,851
Enterprise Software/Services – 0.2%
1,230,000	BMC Software, Inc., 7.2500% due 6/1/18	1,100,126
Fiduciary Banks – 0.1%
525,000	Bank of New York Mellon, 4.5000% due 4/1/13	523,757
Finance – Consumer Loans – 0.3%
2,105,000	Deere & Co., 2.8800% due 6/19/12	2,134,836
Finance – Investment Bankers/Brokers – 0.1%
710,000	Morgan Stanley, 6.6250% due 4/1/18	649,730
Food – Miscellaneous/Diversified – 0.5%
691,000	General Mills, Inc., 5.2500% due 8/15/13	707,466
355,000	General Mills, Inc., 5.2000% due 3/17/15	354,291
740,000	General Mills, Inc., 5.6500% due 2/15/19	753,616
255,000	Kellogg Company, 4.2500% due 3/6/13	257,279
805,000	Kraft Foods, Inc., 6.7500% due 2/19/14	872,142
665,000	Kraft Foods, Inc., 6.1250% due 2/1/18	678,108
		3,622,902
Food – Retail – 0.7%
340,000	Delhaize Group, 5.8750% due 2/1/14**	343,133
470,000	Kroger Co., 7.5000% due 1/15/14	523,965
705,000	Kroger Co., 6.4000% due 8/15/17	714,679
280,000	Kroger Co., 6.1500% due 1/15/20	278,667

See Notes to Schedules of Investments and Financial Statements.

84  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Food – Retail – (continued)
$1,165,000	Safeway, Inc., 6.2500% due 3/15/14	$1,229,647
220,000	Stater Brothers Holdings, Inc., 7.7500% due 4/15/15	201,300
1,709,000	Supervalu, Inc., 7.5000% due 11/15/14	1,632,096
		4,923,487
Gas – Distribution – 0%
285,000	Centerpoint Energy, Inc., 6.5000% due 5/1/18	239,391
Independent Power Producer – 0.3%
340,000	NRG Energy, Inc., 7.3750% due 2/1/16	323,850
1,185,000	Reliant Energy, Inc., 7.6250% due 6/15/14	968,738
1,070,000	Reliant Energy, Inc., 7.8750% due 6/15/17	866,700
		2,159,288
Machinery – Construction and Mining – 0%
310,000	Atlas Copco A.B. 5.6000% due 5/22/17 (144A)§	278,584
Medical – Biomedical and Genetic – 0.3%
725,000	AMGEN Inc., 5.7000% due 2/1/19	753,498
1,090,000	AMGEN Inc., 6.4000% due 2/1/39	1,130,067
		1,883,565
Medical – HMO – 0.1%
665,000	UnitedHealth Group, 5.8000% due 3/15/36	523,245
Medical – Hospitals – 0.2%
570,000	HCA, Inc., 6.5000% due 2/15/16	399,000
880,000	HCA, Inc., 9.2500% due 11/15/16	840,400
		1,239,400
Medical Products – 0.5%
1,815,000	Covidien International, 5.4500% due 10/15/12**	1,829,206
1,380,000	Covidien International, 6.0000% due 10/15/17**	1,403,780
		3,232,986
Multimedia – 0.1%
705,000	Walt Disney Company, 4.5000% due 12/15/13	726,391
Office Automation and Equipment – 0.2%
235,000	Xerox Corp., 2.6000% due 12/18/09‡	218,546
385,000	Xerox Corp., 5.6500% due 5/15/13	349,298
645,000	Xerox Corp., 6.3500% due 5/15/18	533,737
		1,101,581
Oil – Field Services – 0.2%
$680,000	Weatherford International Ltd., 9.6250% due 3/1/19	692,096
500,000	Weatherford International Ltd., 9.8750% due 3/1/39	483,564
		1,175,660
Oil and Gas Drilling – 0.2%
1,087,000	Nabors Industries Ltd., 9.2500% due 1/15/19 (144A)	1,048,735
Oil Companies – Exploration and Production – 0.4%
435,000	Devon Energy Corp., 5.6250% due 1/15/14	442,760
360,000	Devon Energy Corp., 6.3000% due 1/15/19	360,237
95,000	Forest Oil Corp., 8.0000% due 12/15/11	91,438
1,035,000	XTO Energy Inc., 6.5000% due 12/15/18	1,024,525
1,035,000	XTO Energy Inc., 6.3750% due 6/15/38	933,467
		2,852,427
Oil Companies – Integrated – 1.5%
3,080,000	ConocoPhillips, 4.7500% due 2/1/14	3,105,871
2,055,000	ConocoPhillips, 5.7500% due 2/1/19	2,064,248
2,455,000	ConocoPhillips, 6.5000% due 2/1/39	2,445,425
335,000	Hess Corp., 7.0000% due 2/15/14	339,791
2,575,000	Hess Corp., 8.1250% due 2/15/19	2,633,195
		10,588,530
Pipelines – 1.1%
840,000	Enbridge Energy Partners, 9.8800% due 3/1/19	884,839
375,000	El Paso Corp., 12.0000% due 12/12/13	402,188
885,000	El Paso Corp., 7.0000% due 6/15/17	809,775
255,000	Kinder Morgan Energy Partners L.P. 6.0000% due 2/1/17	239,442
155,000	Kinder Morgan Energy Partners L.P. 6.5000% due 2/1/37	139,450
185,000	Kinder Morgan Energy Partners N.T. 5.9500% due 2/15/18	176,790
1,870,000	Kinder Morgan Energy Partners N.T. 6.9500% due 1/15/38	1,770,050
1,740,000	Kinder Morgan Finance Co., 5.7000% due 1/5/16	1,500,750
265,000	Plains All American Pipeline L.P., 6.5000% due 5/1/18	221,921
205,000	Southern Natural Gas Co., 5.9000% due 4/1/17 (144A)	178,863
505,000	Trans-Canada Pipelines, 7.1250% due 1/15/19	535,270
720,000	Trans-Canada Pipelines, 7.6250% due 1/15/39	749,344
		7,608,682

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  85

Janus Adviser Balanced Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Publishing – Books – 0.1%
$365,000	Reed Elsevier PLC, 7.7500% due 1/15/14	$361,162
365,000	Reed Elsevier PLC, 8.6250% due 1/15/19**	366,057
		727,219
Reinsurance – 0.2%
1,245,000	Berkshire Hathaway, Inc., 5.0000% due 8/15/13	1,284,321
Retail – Discount – 0.1%
375,000	Wal-Mart Stores, Inc., 4.2500% due 4/15/13	397,891
375,000	Wal-Mart Stores, Inc., 6.2000% due 4/15/38	405,422
		803,313
Retail – Regional Department Stores – 0.1%
1,030,000	May Department Stores Co., 4.8000% due 7/15/09	1,020,858
Schools – 0.2%
530,000	Duke University, 4.2000% due 4/1/14	540,568
365,000	Duke University, 5.1500% due 4/1/19	375,446
365,000	Princeton University 4.9500% due 3/1/19	366,424
365,000	Princeton University 5.7000% due 3/1/39	366,555
		1,648,993
Special Purpose Entity – 0.2%
450,000	Petroplus Finance, Ltd., 6.7500% due 5/1/14 (144A)	335,250
1,057,000	Petroplus Finance, Ltd., 7.0000% due 5/1/17 (144A)	766,325
		1,101,575
Steel – Producers – 0.1%
1,152,000	Steel Dynamics, Inc., 7.7500% due 4/15/16 (144A)	921,600
Super-Regional Banks – 1.5%
2,540,000	Bank of America Corp., 1.7000% due 12/23/10	2,546,052
1,240,000	Bank of America Corp., 4.9000% due 5/1/13	1,183,901
705,000	Bank of America Corp., 5.6500% due 5/1/18	638,499
3,044,000	Bank of America Corp., 8.0000% due 7/30/99‡	1,612,255
970,000	PNC Financial Services Group, 2.3000% due 6/22/12	965,095
715,000	Wachovia Corp., 5.7500% due 2/1/18	703,668
1,155,000	Wells Fargo Capital XV, 9.750% due 3/26/99‡	1,085,700
1,730,000	Wells Fargo Co., 5.6250% due 12/11/17	1,694,715
		10,429,885
Telephone – Integrated – 1.7%
$1,595,000	AT&T, Inc., 4.9500% due 1/15/13	1,625,735
350,000	AT&T, Inc., 5.5000% due 2/1/18	347,698
1,355,000	AT&T, Inc., 5.6000% due 5/15/18	1,352,543
795,000	AT&T, Inc., 6.4000% due 5/15/38	786,808
2,065,000	AT&T, Inc., 6.5500% due 2/15/39	2,056,534
663,000	Sprint Capital Corp., 8.3750% due 3/15/12	530,400
190,000	Sprint Nextel, Corp., 6.0000% due 12/1/16	127,300
1,150,000	Verizon Communications, Inc. 5.2500% due 2/1/12 (144A)	1,154,405
1,915,000	Verizon Communications, Inc. 5.5500% due 2/1/14 (144A)	1,914,981
530,000	Verizon Communications, Inc., 8.7500% due 11/1/18	617,323
1,325,000	Verizon Communications, Inc., 6.4000% due 2/15/38	1,311,512
		11,825,239
Transportation – Railroad – 0.4%
605,000	Burlington North Santa Fe, 5.7500% due 3/15/18	594,870
515,000	Canadian National Railway Co., 4.2500% due 8/1/09	516,200
595,000	CSX Corp., 8.3750% due 10/15/14	611,785
1,115,000	Union Pacific Corp., 5.7000% due 8/15/18	1,068,346
		2,791,201
Transportation – Services – 0.1%
725,000	FedEx Corp., 8.0000% due 1/15/19	754,172
Wireless Equipment – 0.4%
315,000	Rogers Communications, Inc., 7.5000% due 8/15/38	331,361
1,245,000	Rogers Communications, Inc., 6.8000% due 8/15/18	1,295,024
1,181,000	Rogers Communications, Inc., 6.3750% due 3/1/14	1,149,251
		2,775,636

Total Corporate Bonds (cost $150,084,697)		151,502,023

Mortgage Backed Securities – 5.6%
	Fannie Mae:
1,512,848	6.0000%, due 11/1/23	1,575,539
2,377,561	6.0000%, due 4/1/37	2,452,924
6,600,222	6.0000%, due 9/1/37	6,809,435
3,310,629	6.5000%, due 10/1/37	3,453,434
1,079,842	6.0000%, due 3/1/38	1,114,071
1,262,829	5.5000%, due 6/1/38	1,293,710
4,472,933	6.0000%, due 6/1/38	4,614,464
570,303	5.5000%, due 7/1/38	584,249
2,504,375	6.0000%, due 7/1/38	2,583,618
6,729,792	5.5000%, due 10/1/38	6,894,364

See Notes to Schedules of Investments and Financial Statements.

86  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Mortgage Backed Securities – (continued)
	Freddie Mac:
$1,250,938	6.0000%, due 8/1/23	$1,303,166
3,699,804	6.0000%, due 2/1/38	3,821,073
1,850,062	6.0000%, due 6/1/38	1,910,702
652,993	6.5000%, due 9/1/38	681,354

Total Mortgage Backed Securities (cost $38,179,986)		39,092,103

Preferred Stock – 0.2%
Food – Miscellaneous/Diversified – 0%
3	Heinz (H.J.) Finance Co. (144A)	270,750
Metal – Diversified – 0.2%
26,700	Freeport-McMoRan Copper & Gold, Inc., convertible	1,244,220

Total Preferred Stock (cost $1,679,343)		1,514,970

U.S. Government Agencies – 5.9%
	Fannie Mae:
$465,000	6.3750%, due 6/15/09	475,084
10,855,000	2.8750%, due 10/12/10	11,125,247
5,615,000	3.6250%, due 8/15/11	5,862,133
2,365,000	3.8750%, due 7/12/13	2,511,498
1,185,000	5.3750%, due 6/12/17	1,316,338
665,000	6.6250%, due 11/15/30	852,463
	Freddie Mac:
520,000	5.7500%, due 3/15/09	523,271
2,645,000	3.1250%, due 10/25/10	2,723,072
8,210,000	2.8750%, due 11/23/10	8,417,475
6,315,000	3.8750%, due 6/29/11	6,627,106
450,000	4.8750%, due 6/13/18	489,140

Total U.S. Government Agencies (cost $32,162,429)		40,922,827

U.S. Treasury Notes/Bonds – 20.7%
4,099,000	3.5000%, due 8/15/09	4,165,609
5,633,000	6.0000%, due 8/15/09	5,799,568
3,612,000	4.6325%, due 11/15/09	3,727,837
3,530,000	2.1250%, due 1/31/10	3,583,776
1,138,000	4.5000%, due 5/15/10	1,194,455
2,155,000	2.6250%, due 5/31/10	2,212,411
78,000	3.6250%, due 6/15/10	81,193
574,000	2.8750%, due 6/30/10	592,117
1,997,000	2.7500%, due 7/31/10	2,059,796
15,000	2.3750%, due 8/31/10	15,398
6,627,000	4.5000%, due 11/15/10	7,060,863
2,065,000	1.2500%, due 11/30/10	2,079,930
7,905,000	0.8750%, due 12/31/10	7,900,676
6,807,000	4.5000%, due 2/28/11	7,311,140
6,860,000	4.5000%, due 9/30/11	7,439,348
735,000	4.8750%, due 7/31/11	802,816
13,780,000	1.7500%, due 11/15/11	13,953,352
3,950,000	1.1250%, due 1/15/12	3,925,004
1,383,630	0.6250%, due 4/15/13ÇÇ	1,337,364
346,000	3.1250%, due 4/30/13	368,869
2,277,000	3.3750%, due 6/30/13	2,448,308
2,075,000	3.1250%, due 8/31/13	2,203,552
20,565,000	3.1250%, due 9/30/13	21,814,961
1,655,000	2.7500%, due 10/31/13	1,729,088
1,190,000	2.0000%, due 11/30/13	1,201,249
17,975,000	1.5000%, due 12/31/13	17,712,403
1,727,000	4.5000%, due 5/15/17	1,943,954
2,127,000	4.2500%, due 11/15/17	2,365,124
345,216	1.3750%, due 7/15/18ÇÇ	332,271
$8,100,000	4.0000%, due 8/15/18	8,892,277
1,673,000	3.7500%, due 11/15/18	1,801,620
1,375,000	2.1250%, due 1/15/19	1,425,703
1,130,000	6.0000%, due 2/15/26	1,443,045
554,000	4.7500%, due 2/15/37	657,615
215,000	4.3750%, due 2/15/38	243,689
1,556,000	4.5000%, due 5/15/38	1,806,905

Total U.S. Treasury Notes/Bonds (cost $171,365,821)		143,633,286

Money Markets – 6.0%
40,428,000	Janus Cash Liquidity Fund LLC, 0%	40,428,000
1,088,284	Janus Institutional Money Market Fund – Institutional Shares, 0.30%	1,088,284

Total Money Markets (cost $41,516,284)		41,516,284

Total Investments (total cost $717,442,406) – 98.2%		681,428,213

Cash, Receivables and Other Assets, net of Liabilities – 1.8%		12,239,304

Net Assets – 100%		$693,667,517

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$882,249	0.1%
Belgium	15,612,448	2.3%
Bermuda	9,292,394	1.4%
Brazil	2,716,895	0.4%
Canada	21,942,867	3.2%
Cayman Islands	2,692,554	0.4%
China	1,257,932	0.2%
Hong Kong	1,167,459	0.2%
Japan	6,269,298	0.9%
Luxembourg	4,379,590	0.6%
Netherlands	366,057	0.1%
Sweden	278,584	0.0%
Switzerland	38,041,619	5.6%
United Kingdom	10,580,501	1.5%
United States††	565,947,766	83.1%

Total	$681,428,213	100.0%

††	Includes Short-Term Securities (77.0% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency Value	Unrealized
Settlement Date	Units Sold	in U.S.$	Gain/(Loss)

British Pound 2/6/09	1,555,000	$2,253,079	$110,941
British Pound 3/5/09	2,140,000	3,099,282	(145,461)
Euro 2/6/09	2,330,000	2,982,710	227,098
Euro 3/5/09	1,300,000	1,663,437	17,580
Euro 3/12/09	1,600,000	2,047,098	53,622
Japanese Yen 2/6/09	72,000,000	801,651	3,809
Japanese Yen 3/5/09	78,000,000	868,932	(1,678)
Swiss Franc 3/5/09	9,300,000	8,024,688	106,886

Total		$21,740,877	$372,797

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  87

Statements of Assets and Liabilities

	Janus Adviser
As of January 31, 2009 (unaudited)	Large Cap	Janus Adviser
(all numbers in thousands except net asset value per share)	Growth Fund	Forty Fund

Assets:
Investments at cost	$117,766	$4,354,206
Unaffiliated investments at value	$85,711	$3,184,760
Affiliated money market investments	6,372	404,945
Cash	65	1,360
Cash denominated in foreign currency(1)	–	–
Restricted cash (Note 1)	290	–
Deposits with broker for short sales	–	–
Receivables:
Investments sold	1,252	6,376
Fund shares sold	130	7,695
Dividends	110	2,694
Interest	18	–
Non-interested Trustees’ deferred compensation	3	128
Due from adviser	–	–
Other assets	2	1,032
Variation margin	–	–
Unrealized appreciation on swap agreements	–	–
Forward currency contracts	214	–
Total Assets	94,167	3,608,990
Liabilities:
Payables:
Short sales, at value(2)	–	–
Options written, at value(3)	343	–
Due to Custodian	–	–
Investments purchased	2,148	25,609
Fund shares repurchased	142	12,726
Dividends	–	–
Advisory fees	34	1,826
Transfer agent fees and expenses	3	13
Administrative services fees – Class R Shares	–	18
Administrative services fees – Class S Shares	16	1,199
Distribution fees – Class A Shares	1	179
Distribution fees – Class C Shares	5	277
Distribution fees – Class R Shares	–	36
Distribution fees – Class S Shares	16	–
Networking fees – Class A Shares	–	–
Networking fees – Class C Shares	–	–
Networking fees – Class I Shares	–	–
Non-interested Trustees’ fees and expenses	2	11
Non-interested Trustees’ deferred compensation fees	3	128
Foreign tax liability	–	–
Accrued expenses and other payables	5	173
Variation margin	–	–
Forward currency contracts	40	–
Total Liabilities	2,758	42,195
Net Assets	$91,409	$3,566,795
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$163,458	$5,276,006
Undistributed net investment income/(loss)*	(84)	(8,292)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(46,367)	(936,275)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(25,598)	(764,644)
Total Net Assets	$91,409	$3,566,795
Net Assets – Class A Shares	$3,527	$824,759
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	226	37,858
Net Asset Value Per Share(4)	$15.62	$21.79
Maximum Offering Price Per Share(5)	$16.57	$23.12
Net Assets – Class C Shares	$5,286	$324,296
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	342	15,355
Net Asset Value Per Share(4)	$15.45	$21.12
Net Assets – Class I Shares	$7,437	$390,206
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	436	17,886
Net Asset Value Per Share	$17.05	$21.82
Net Assets – Class R Shares	$178	$89,403
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12	4,195
Net Asset Value Per Share	$15.49	$21.31
Net Assets – Class S Shares	$74,981	$1,938,131
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,810	89,853
Net Asset Value Per Share	$15.59	$21.57

*	See Note 3 in Notes to Financial Statements.

(1)	Includes cost of $103,223 and $57,281 for Janus Adviser Orion Fund and Janus Adviser Contrarian Fund, respectively.
(2)	Includes proceeds of $57,264, and $4,731,948 on short sales for Janus Adviser Small-Mid Growth Fund and Janus Adviser Contrarian Fund, respectively.
(3)	Includes premiums of $261,887, $557,905, and $6,940,265 on written options for Janus Adviser Large Cap Growth Fund, Janus Adviser Orion Fund and Janus Adviser Contrarian Fund, respectively.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

88  Janus Adviser Series  January 31, 2009

	Janus Adviser	Janus Adviser	Janus Adviser	Janus Adviser
Janus Adviser	Mid Cap	Small-Mid	Growth and Income	Fundamental	Janus Adviser	Janus Adviser
Orion Fund	Growth Fund	Growth Fund	Fund	Equity Fund	Contrarian Fund	Balanced Fund

$45,874	$697,814	$5,632	$106,998	$59,608	$276,121	$717,442
$34,164	$470,194	$3,837	$81,843	$40,185	$169,781	$639,912
1,571	28,228	272	2,347	–	–	41,516
–	734	17	113	13	–	391
103	–	–	–	–	57	–
545	–	–	–	–	300	–
–	–	57	–	–	4,732	–

974	3,337	88	1,496	160	9,667	40,141
72	1,367	21	134	41	298	3,645
75	123	1	96	74	208	399
1	–	–	82	–	27	3,681
1	18	–	3	1	6	25
–	–	14	–	–	–	–
85	89	20	3	23	4	63
15	–	–	–	–	–	–
159	–	–	–	–	–	–
38	264	–	93	26	80	520
37,803	504,354	4,327	86,210	40,523	185,160	730,293

–	–	46	–	–	4,586	–
433	–	–	–	–	5,317	–
810	–	–	–	–	4,119	–
1,468	7,125	–	2,898	–	2,717	34,711
52	530	89	130	115	728	1,121
–	–	–	–	–	–	4
11	234	2	44	8	89	310
6	–	3	6	6	15	3
–	5	–	–	–	–	3
2	33	–	12	5	1	95
4	11	1	4	2	17	25
6	13	1	3	6	61	66
–	9	–	1	1	1	5
2	34	–	12	5	1	95
–	12	–	11	–	–	–
–	–	–	1	–	–	–
–	–	–	–	–	1	–
2	–	3	3	3	2	1
1	18	–	3	1	6	25
–	–	–	–	–	–	–
–	15	17	6	17	86	14
–	–	–	–	–	–	–
11	–	–	39	15	76	147
2,808	8,039	162	3,173	184	17,823	36,625
$34,995	$496,315	$4,165	$83,037	$40,339	$167,337	$693,668

$66,580	$827,007	$6,849	$131,511	$70,064	$353,938	$749,232
97	(315)	(14)	184	147	(272)	1,266
(21,916)	(131,251)	(1,158)	(25,898)	(10,457)	(81,711)	(21,184)
(9,766)	(199,126)	(1,512)	(22,760)	(19,415)	(104,618)	(35,646)
$34,995	$496,315	$4,165	$83,037	$40,339	$167,337	$693,668
$18,605	$51,652	$1,778	$19,465	$7,638	$76,800	$125,361
2,358	2,378	249	2,279	788	10,272	6,163
$7.89	$21.72	$7.15	$8.54	$9.70	$7.48	$20.34
$8.37	$23.05	$7.59	$9.06	$10.29	$7.94	$21.58
$7,242	$15,253	$1,080	$3,707	$7,161	$67,594	$80,859
935	726	155	433	756	9,263	3,870
$7.74	$21.02	$6.96	$8.57	$9.47	$7.30	$20.90
$728	$251,660	$455	$841	$1,101	$15,846	$29,825
92	11,554	63	98	114	2,107	1,472
$7.92	$21.78	$7.19	$8.57	$9.67	$7.52	$20.27
$777	$23,350	$555	$1,564	$1,230	$1,914	$12,979
100	1,097	79	185	130	260	635
$7.81	$21.29	$7.02	$8.45	$9.45	$7.37	$20.45
$7,643	$154,400	$297	$57,460	$23,209	$5,183	$444,644
977	7,178	42	6,677	2,409	699	21,563
$7.82	$21.51	$7.08	$8.61	$9.63	$7.42	$20.62

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  89

Statements of Operations

	Janus Adviser
For the six-month period ended January 31, 2009 (unaudited)	Large Cap	Janus Adviser
(all numbers in thousands)	Growth Fund	Forty Fund

Investment Income:
Interest	$43	$25
Securities lending income	2	55
Dividends	599	11,179
Dividends from affiliates	18	5,267
Foreign tax withheld	(13)	(357)
Other income	–	852
Total Investment Income	649	17,021
Expenses:
Advisory fees	360	14,637
Transfer agent expenses	8	82
Registration fees	39	141
Custodian fees	26	46
Audit fees	16	15
Non-interested Trustees’ fees and expenses	3	76
Printing expenses	8	9
System fees	11	12
Short sales dividend expenses	–	–
Distribution fees – Class A Shares	8	1,424
Distribution fees – Class C Shares	23	2,009
Distribution fees – Class R Shares	1	219
Distribution fees – Class S Shares	115	3,124
Administrative services fees – Class R Shares	–	110
Administrative services fees – Class S Shares	115	3,124
Networking fees – Class A Shares	1	585
Networking fees – Class C Shares	2	159
Networking fees – Class I Shares	–	7
Other expenses	7	36
Non-recurring costs (Note 2)	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–
Total Expenses	743	25,815
Expense and Fee Offset	(2)	(16)
Net Expenses	741	25,799
Less: Excess Expense Reimbursement	(135)	(548)
Net Expenses after Expense Reimbursement	606	25,251
Net Investment Income/(Loss)	43	(8,230)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(16,486)	(862,315)
Net realized gain/(loss) from futures contracts	–	(42,245)
Net realized gain/(loss) from short sales	–	–
Net realized gain/(loss) from swap contracts	–	–
Net realized gain/(loss) from options contracts	452	456
Change in unrealized net appreciation/(depreciation) of investments, short sales, foreign currency translations and non-interested Trustees’ deferred compensation	(29,393)	(1,895,298)
Net Gain/(Loss) on Investments	(45,427)	(2,799,402)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(45,384)	$(2,807,632)

See Notes to Financial Statements.

90  Janus Adviser Series  January 31, 2009

			Janus Adviser
	Janus Adviser	Janus Adviser	Growth	Janus Adviser
Janus Adviser	Mid Cap	Small-Mid	and	Fundamental	Janus Adviser	Janus Adviser
Orion Fund	Growth Fund	Growth Fund	Income Fund	Equity Fund	Contrarian Fund	Balanced Fund

$10	$4	$–	$127	$–	$29	$7,929
1	89	1	10	3	92	63
432	2,526	13	795	473	1,509	2,204
23	301	3	18	5	11	311
–	(29)	–	(11)	(2)	(35)	(41)
–	–	–	–	–	–	–
466	2,891	17	939	479	1,606	10,466

145	1,646	15	327	164	759	1,757
11	66	6	10	9	28	13
44	108	40	37	39	78	41
26	21	11	30	16	118	13
15	16	16	15	15	15	15
3	8	2	3	3	5	7
–	8	8	8	8	8	10
–	12	12	12	12	12	18
5	–	2	–	–	9	–
32	75	2	35	15	144	109
45	83	5	22	48	481	313
2	44	2	5	4	6	22
12	220	1	88	37	7	579
1	22	1	2	2	3	11
12	220	–	88	37	7	579
11	44	2	39	12	61	16
5	22	1	5	6	61	10
–	1	–	–	–	2	–
24	3	5	7	6	7	9
N/A	–	N/A	–	–	–	–
N/A	–	N/A	–	–	–	–
393	2,619	131	733	433	1,811	3,522
(2)	(13)	–	(1)	(1)	(3)	(1)
391	2,606	131	732	432	1,808	3,521
(66)	(254)	(100)	(20)	(108)	(38)	(72)
325	2,352	31	712	324	1,770	3,449
141	539	(14)	227	155	(164)	7,017

(21,152)	(83,696)	(1,128)	(22,030)	(9,768)	(80,925)	(19,702)
(95)	–	–	–	–	–	–
153	–	71	–	–	(2,692)	–
233	–	–	–	–	–	–
(589)	–	3	(2,155)	–	9,939	–
(8,721)	(181,412)	(997)	(24,876)	(16,782)	(66,596)	(73,283)
(30,171)	(265,108)	(2,051)	(49,061)	(26,550)	(140,274)	(92,985)
$(30,030)	$(264,569)	$(2,065)	$(48,834)	$(26,395)	$(140,438)	$(85,968)

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  91

Statements of Changes in Net Assets

	Janus Adviser
	Large
For the six-month period ended January 31, 2009	Cap		Janus Adviser		Janus Adviser
(unaudited) and for the fiscal year ended July 31, 2008	Growth Fund		Forty Fund		Orion Fund
(all numbers in thousands)	2009	2008	2009	2008	2009	2008

Operations:
Net investment income/(loss)	$43	$1,136	$(8,230)	$(3,910)	$141	$122
Net realized gain/(loss) from investment and foreign currency transactions	(16,486)	23,573	(862,315)	174,618	(21,152)	(440)
Net realized gain/(loss) from futures contracts	–	–	(42,245)	–	(95)	–
Net realized gain/(loss) from short sales	–	–	–	–	153	(217)
Net realized gain/(loss) from swap contracts	–	–	–	–	233	–
Net realized gain/(loss) from options contracts	452	44	456	–	(589)	542
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(29,393)	(38,732)	(1,895,298)	321,686	(8,721)	(2,235)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(45,384)	(13,979)	(2,807,632)	492,394	(30,030)	(2,228)
Dividends and Distributions to Shareholders:
Net investment income *
Class A Shares	(58)	(42)	–	(1,823)	(128)	(27)
Class C Shares	(31)	–	–	–	–	–
Class I Shares	(95)	(362)	–	(1,141)	(7)	(3)
Class R Shares	–	(1)	–	–	(1)	–
Class S Shares	(564)	(361)	–	(1,495)	(46)	(2)
Net realized gain from investment transactions*
Class A Shares	–	–	(47,005)	(152)	(148)	(29)
Class C Shares	–	–	(18,207)	(42)	(55)	(18)
Class I Shares	–	–	(21,827)	(47)	(6)	(2)
Class R Shares	–	–	(4,420)	(6)	(6)	(3)
Class S Shares	–	–	(108,361)	(534)	(56)	(5)
Net Decrease from Dividends and Distributions	(748)	(766)	(199,820)	(5,240)	(453)	(89)
Capital Share Transactions:
Shares sold
Class A Shares	2,396	6,248	388,145	1,216,928	9,493	37,981
Class C Shares	4,224	2,126	131,322	438,553	2,753	11,387
Class I Shares	9,959	60,308	169,159	750,658	426	2,040
Class R Shares	50	418	50,234	91,466	255	5,949
Class S Shares	12,435	45,535	586,324	2,443,103	2,145	17,170
Reinvested dividends and distributions
Class A Shares	36	38	19,460	425	230	34
Class C Shares	14	–	8,743	19	34	10
Class I Shares	93	359	11,587	245	10	4
Class R Shares	–	1	3,316	4	7	3
Class S Shares	563	315	107,230	2,015	101	6
Shares repurchased
Class A Shares	(5,136)	(2,242)	(473,147)	(323,099)	(7,662)	(5,638)
Class C Shares	(1,666)	(577)	(92,851)	(49,905)	(1,905)	(1,767)
Class I Shares	(47,230)	(11,635)	(221,609)	(83,190)	(650)	(478)
Class R Shares	(131)	(18)	(11,835)	(12,837)	(217)	(5,901)
Class S Shares	(20,824)	(71,543)	(1,074,151)	(1,574,516)	(2,092)	(4,773)
Net Increase/(Decrease) from Capital Share Transactions	(45,217)	29,333	(398,073)	2,899,869	2,928	56,027
Net Increase/(Decrease) in Net Assets	(91,349)	14,588	(3,405,525)	3,387,023	(27,555)	53,710
Net Assets:
Beginning of period	182,758	168,170	6,972,320	3,585,297	62,550	8,840
End of period	$91,409	$182,758	$3,566,795	$6,972,320	$34,995	$62,550

Undistributed net investment income/(loss)*	$(84)	$621	$(8,292)	$(62)	$97	$138

*	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

92  Janus Adviser Series  January 31, 2009

Janus Adviser				Janus Adviser
Mid		Janus Adviser		Growth
Cap		Small-Mid		and		Janus Adviser Fundamental		Janus Adviser		Janus Adviser
Growth Fund		Growth Fund		Income Fund		Equity Fund		Contrarian Fund		Balanced Fund
2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2009

$539	$86	$(14)	$(32)	$227	$2,161	$155	$397	$(164)	$158	$7,017	$11,190
(83,696)	22,863	(1,128)	408	(22,030)	6,814	(9,768)	5,299	(80,925)	(4,339)	(19,702)	34,312
–	–	–	–	–	–	–	–	–	–	–	–
–	–	71	12	–	–	–	–	(2,692)	–	–	–
–	–	–	–	–	(388)	–	(139)	–	–	–	–
–	–	3	25	(2,155)	(560)	–	121	9,939	(3,005)	–	–
(181,412)	(58,066)	(997)	(870)	(24,876)	(39,758)	(16,782)	(15,767)	(66,596)	(44,098)	(73,283)	(44,239)
(264,569)	(35,117)	(2,065)	(457)	(48,834)	(31,731)	(26,395)	(10,089)	(140,438)	(51,284)	(85,968)	1,263

(85)	–	–	–	(156)	(841)	(80)	(65)	–	–	(1,398)	(688)
–	–	–	–	(19)	(71)	(30)	–	–	–	(672)	(381)
(803)	–	–	–	(6)	(25)	(15)	(4)	–	–	(319)	(393)
–	–	–	–	(10)	(35)	(13)	–	–	–	(104)	(30)
–	–	–	–	(350)	(1,477)	(187)	(45)	–	–	(5,581)	(9,491)

–	–	(120)	(185)	–	(11,679)	(818)	(1,470)	–	(878)	(3,991)	(1,698)
–	–	(71)	(121)	–	(1,485)	(728)	(1,102)	–	(1,123)	(2,853)	(1,575)
–	–	(38)	(75)	–	(319)	(107)	(79)	–	(105)	(893)	(1,340)
–	–	(42)	(97)	–	(582)	(117)	(10)	–	(24)	(423)	(56)
–	–	(20)	(41)	–	(23,096)	(2,247)	(4,087)	–	(150)	(18,542)	(39,942)
(888)	–	(291)	(519)	(541)	(39,610)	(4,342)	(6,862)	–	(2,280)	(34,776)	(55,594)

31,038	72,866	953	2,175	1,685	78,701	814	25,964	24,828	182,479	99,775	61,466
7,849	13,111	514	471	869	1,285	629	3,175	13,568	107,154	59,203	28,344
125,588	323,852	171	114	293	2,402	609	1,995	13,119	21,915	17,803	38,911
20,063	15,890	129	867	343	923	203	1,995	670	3,619	11,768	5,508
105,692	155,416	171	371	8,313	23,053	4,360	23,941	2,186	10,212	110,094	124,237

56	–	97	144	153	12,122	837	1,481	–	470	4,293	2,100
–	–	42	67	16	1,128	622	834	–	593	2,673	1,654
619	–	36	75	1	25	28	15	–	86	1,003	1,722
–	–	40	92	10	604	129	10	–	24	403	79
–	–	19	41	345	23,917	2,423	4,114	–	143	24,069	49,420

(16,820)	(7,219)	(392)	(1,026)	(10,671)	(29,986)	(6,255)	(5,163)	(49,523)	(40,740)	(26,728)	(8,230)
(3,044)	(2,702)	(161)	(355)	(940)	(3,095)	(1,714)	(2,208)	(26,915)	(22,259)	(12,656)	(3,515)
(42,374)	(15,282)	(211)	(100)	(338)	(696)	(255)	(498)	(5,643)	(7,079)	(6,636)	(19,756)
(3,520)	(1,771)	(179)	(263)	(729)	(837)	(105)	(73)	(233)	(1,660)	(2,140)	(937)
(48,487)	(68,123)	(124)	(359)	(14,587)	(136,524)	(6,244)	(54,645)	(2,162)	(12,429)	(87,882)	(131,789)
176,660	486,038	1,105	2,314	(15,237)	(26,978)	(3,919)	937	(30,105)	242,528	195,042	149,214
(88,797)	450,921	(1,251)	1,338	(64,612)	(98,319)	(34,656)	(16,014)	(170,543)	188,964	74,298	94,883

585,112	134,191	5,416	4,078	147,649	245,968	74,995	91,009	337,880	148,916	619,370	524,487
$496,315	$585,112	$4,165	$5,416	$83,037	$147,649	$40,339	$74,995	$167,337	$337,880	$693,668	$619,370

$(315)	$34	$(14)	$–	$184	$498	$147	$317	$(272)	$(109)	$1,266	$2,323

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  93

Financial Highlights

Class A Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Large Cap Growth Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$23.66	$25.49	$21.31	$21.07	$18.80
Income from Investment Operations:
Net investment income/(loss)	(.01)	.18	.02	.01	.05
Net gain/(loss) on investments (both realized and unrealized)	(7.85)	(1.86)	4.23	.23	2.22
Total from Investment Operations	(7.86)	(1.68)	4.25	.24	2.27
Less Distributions:
Dividends (from net investment income)*	(.18)	(.15)	(.07)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.18)	(.15)	(.07)	–	–
Net Asset Value, End of Period	$15.62	$23.66	$25.49	$21.31	$21.07
Total Return**	(33.25)%	(6.65)%	19.96%	1.14%	12.07%
Net Assets, End of Period (in thousands)	$3,527	$9,155	$5,797	$52	$20
Average Net Assets for the Period (in thousands)	$6,416	$7,967	$1,299	$31	$14
Ratio of Gross Expenses to Average Net Assets***(2)	0.85%	0.91%	0.92%	0.91%	0.91%
Ratio of Net Expenses to Average Net Assets***(2)	0.85%	0.91%	0.91%	0.91%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.29%	0.71%	0.27%	0.32%	0.07%
Portfolio Turnover Rate***	78%	97%	26%	81%	62%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Forty Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$39.79	$34.52	$28.44	$27.41	$22.32
Income from Investment Operations:
Net investment income/(loss)	(.02)	.03	.04	.06	.02
Net gain/(loss) on investments (both realized and unrealized)	(16.73)	5.32	7.11	.97	5.07
Total from Investment Operations	(16.75)	5.35	7.15	1.03	5.09
Less Distributions:
Dividends (from net investment income)*	–	(.07)	(.03)	–	–
Distributions (from capital gains)*	(1.25)	(.01)	(1.04)	–	–
Total Distributions	(1.25)	(.08)	(1.07)	–	–
Net Asset Value, End of Period	$21.79	$39.79	$34.52	$28.44	$27.41
Total Return**	(42.15)%	15.49%	25.58%	3.76%	22.80%
Net Assets, End of Period (in thousands)	$824,759	$1,639,379	$654,807	$285,721	$30,042
Average Net Assets for the Period (in thousands)	$1,129,825	$1,152,690	$377,917	$216,262	$7,814
Ratio of Gross Expenses to Average Net Assets***(2)	0.92%	0.92%	0.95%(3)	0.93%(3)	0.92%
Ratio of Net Expenses to Average Net Assets***(2)	0.92%	0.92%	0.94%(3)	0.93%(3)	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.19)%	0.10%	0.33%	0.39%	0.13%
Portfolio Turnover Rate***	78%	40%	22%	55%	45%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal years 2007 and 2006, the ratios would have been 0.92% and 0.92%, respectively, in 2007, and 0.92% and 0.92%, respectively, in 2006, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

94  Janus Adviser Series  January 31, 2009

Class A Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Orion Fund
and through each fiscal year ended July 31	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$14.67	$14.74	$10.88	$10.00
Income from Investment Operations:
Net investment income/(loss)	.04	.05	–	.03
Net gain/(loss) on investments (both realized and unrealized)	(6.71)	(.06)	3.86	.85
Total from Investment Operations	(6.67)	(.01)	3.86	.88
Less Distributions:
Dividends (from net investment income)*	(.05)	(.03)	–	–
Distributions (from capital gains)*	(.06)	(.03)	–	–
Total Distributions	(.11)	(.06)	–	–
Net Asset Value, End of Period	$7.89	$14.67	$14.74	$10.88
Total Return**	(45.47)%	(0.07)%	35.48%	8.80%
Net Assets, End of Period (in thousands)	$18,605	$33,753	$3,264	$342
Average Net Assets for the Period (in thousands)	$25,200	$17,619	$1,217	$300
Ratio of Gross Expenses to Average Net Assets***(1)	1.23%(2)	1.22%(2)	1.24%	1.55%
Ratio of Net Expenses to Average Net Assets***(1)	1.22%(2)	1.22%(2)	1.20%	1.48%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.81%	0.64%	0.49%	0.07%
Portfolio Turnover Rate***	183%	83%	18%	57%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Mid Cap Growth Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006	2005(3)

Net Asset Value, Beginning of Period	$35.60	$35.66	$28.07	$26.79	$21.75
Income from Investment Operations:
Net investment income/(loss)	.02	(.01)	(.02)	.02	.04
Net gain/(loss) on investments (both realized and unrealized)	(13.86)	(.05)	7.61	1.26	5.00
Total from Investment Operations	(13.84)	(.06)	7.59	1.28	5.04
Less Distributions:
Dividends (from net investment income)*	(.04)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.04)	–	–	–	–
Net Asset Value, End of Period	$21.72	$35.60	$35.66	$28.07	$26.79
Total Return**	(38.89)%	(0.17)%	27.04%	4.78%	23.17%
Net Assets, End of Period (in thousands)	$51,652	$68,012	$5,882	$1,349	$325
Average Net Assets for the Period (in thousands)	$59,251	$31,685	$2,670	$817	$164
Ratio of Gross Expenses to Average Net Assets***(1)	0.90%	0.90%	0.90%	0.90%	0.91%
Ratio of Net Expenses to Average Net Assets***(1)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.23%	0.10%	0.04%	(0.12)%	(0.28)%
Portfolio Turnover Rate***	34%	55%	35%	43%	32%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets included dividends on short positions. The ratio would be 1.21% and 1.20%, respectively, for the period ended January 31, 2009, and 1.21% and 1.20%, respectively, in 2008, without the inclusion of dividends on short positions.
(3)	Period from September 30, 2004 (inception date) through July 31, 2005.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  95

Financial Highlights (continued)

Class A Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Small-Mid Growth Fund
and through each fiscal year ended July 31	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$11.91	$13.66	$10.65	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.04)	.02	.03	.01
Net gain/(loss) on investments (both realized and unrealized)	(4.20)	(.56)	3.10	.64
Total from Investment Operations	(4.24)	(.54)	3.13	.65
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(.52)	(1.21)	(.12)	–
Total Distributions	(.52)	(1.21)	(.12)	–
Net Asset Value, End of Period	$7.15	$11.91	$13.66	$10.65
Total Return**	(35.69)%	(4.85)%	29.50%	6.50%
Net Assets, End of Period (in thousands)	$1,778	$1,989	$1,083	$808
Average Net Assets for the Period (in thousands)	$1,763	$1,920	$895	$513
Ratio of Gross Expenses to Average Net Assets***(1)	1.27%(2)	1.32%(2)	1.33%	1.52%
Ratio of Net Expenses to Average Net Assets***(1)	1.25%(2)	1.30%(2)	1.30%	1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.53)%	(0.32)%	(0.46)%	(0.04)%
Portfolio Turnover Rate***	98%	85%	100%	261%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Growth and Income Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006(3)	2005(4)

Net Asset Value, Beginning of Period	$13.20	$19.19	$17.71	$17.29	14.64
Income from Investment Operations:
Net investment income/(loss)	–	0.22	.30	.24	.07
Net gain/(loss) on investments (both realized and unrealized)	(4.61)	(2.80)	2.71	.65	2.65
Total from Investment Operations	(4.61)	(2.58)	3.01	.89	2.72
Less Distributions:
Dividends (from net investment income)*	(.05)	(.23)	(.32)	(.24)	(.07)
Distributions (from capital gains)*	–	(3.18)	(1.21)	(.23)	–
Total Distributions	(.05)	(3.41)	(1.53)	(.47)	(.07)
Net Asset Value, End of Period	$8.54	$13.20	$19.19	$17.71	$17.29
Total Return**	(35.00)%	(16.06)%	17.62%	5.08%	18.62%
Net Assets, End of Period (in thousands)	$19,465	$41,778	$3,346	$1,251	$158
Average Net Assets for the Period (in thousands)	$27,819	$53,589	$2,727	$657	$72
Ratio of Gross Expenses to Average Net Assets***(1)	1.24%	1.00%	1.00%	1.09%	0.98%
Ratio of Net Expenses to Average Net Assets***(1)	1.24%	1.00%	0.99%	1.09%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.52%	1.41%	2.12%	1.76%	0.46%
Portfolio Turnover Rate***	70%	69%	54%	42%	43%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.19% and 1.17%, respectively, for the period ended January 31, 2009, and 1.32% and 1.30%, respectively, in 2008, without the inclusion of dividends on short positions.
(3)	Certain prior year amounts have been reclassified to conform with current year presentation.
(4)	Period from September 30, 2004 (inception date) through July 31, 2005.

See Notes to Financial Statements.

96  Janus Adviser Series  January 31, 2009

Class A Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Fundamental Equity Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$17.12	$20.90	$19.40	$19.58	$17.05
Income from Investment Operations:
Net investment income/(loss)	.10	.08	.08	.03	.05
Net gain/(loss) on investments (both realized and unrealized)	(6.39)	(2.24)	2.97	1.92	3.01
Total from Investment Operations	(6.29)	(2.16)	3.05	1.95	3.06
Less Distributions:
Dividends (from net investment income)*	(.10)	(.07)	(.06)	(.05)	–
Distributions (from capital gains)*	(1.03)	(1.55)	(1.49)	(2.08)	(.53)
Total Distributions	(1.13)	(1.62)	(1.55)	(2.13)	(.53)
Net Asset Value, End of Period	$9.70	$17.12	$20.90	$19.40	$19.58
Total Return**	(37.07)%	(11.42)%	16.25%	10.05%	18.19%
Net Assets, End of Period (in thousands)	$7,638	$19,250	$1,499	$1,311	$64
Average Net Assets for the Period (in thousands)	$12,405	$18,307	$1,410	$458	$50
Ratio of Gross Expenses to Average Net Assets***(2)	0.91%	0.95%	0.95%	0.96%	0.96%
Ratio of Net Expenses to Average Net Assets***(2)	0.91%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.84%	0.83%	0.41%	0.55%	0.42%
Portfolio Turnover Rate***	66%	219%	36%	48%	80%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Contrarian Fund
and through each fiscal year ended July 31	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$12.99	$14.95	$11.00	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.03	.02	.03
Net gain/(loss) on investments (both realized and unrealized)	(5.53)	(1.85)	3.97	.98
Total from Investment Operations	(5.51)	(1.82)	3.99	1.01
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.04)	–
Distributions (from capital gains)*	–	(.14)	–	(.01)
Tax return of capital*	–	–(3)	N/A	N/A
Total Distributions and Other	–	(.14)	(.04)	(.01)
Net Asset Value, End of Period	$7.48	$12.99	$14.95	$11.00
Total Return**	(42.42)%	(12.29)%	36.30%	10.09%
Net Assets, End of Period (in thousands)	$76,800	$169,763	$53,117	$5,565
Average Net Assets for the Period (in thousands)	$114,178	$115,548	$19,623	$1,185
Ratio of Gross Expenses to Average Net Assets***(2)	1.21%(4)	1.14%	1.20%	1.43%
Ratio of Net Expenses to Average Net Assets***(2)	1.21%(4)	1.14%	1.20%	1.38%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.13%	0.45%	0.15%	1.37%
Portfolio Turnover Rate***	79%	49%	61%	37%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Distributions (from capital gains) includes tax return of capital, less than $0.01 per share.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.20% and 1.20%, respectively, for the period ended January 31, 2009, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  97

Financial Highlights (continued)

Class A Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Balanced Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$24.64	$27.19	$26.16	$25.95	$23.80
Income from Investment Operations:
Net investment income/(loss)	.30	.62	.64	.66	.30
Net gain/(loss) on investments (both realized and unrealized)	(3.36)	(.30)	2.99	.75	2.21
Total from Investment Operations	(3.06)	.32	3.63	1.41	2.51
Less Distributions:
Dividends (from net investment income)*	(.34)	(.59)	(.63)	(.66)	(.36)
Distributions (from capital gains)*	(.90)	(2.28)	(1.97)	(.54)	–
Total Distributions	(1.24)	(2.87)	(2.60)	(1.20)	(.36)
Net Asset Value, End of Period	$20.34	$24.64	$27.19	$26.16	$25.95
Total Return**	(12.43)%	0.89%	14.31%	5.53%	10.59%
Net Assets, End of Period (in thousands)	$125,361	$63,292	$11,642	$728	$75
Average Net Assets for the Period (in thousands)	$88,715	$29,436	$3,063	$370	$69
Ratio of Gross Expenses to Average Net Assets***(2)	0.82%	0.82%	0.83%	0.82%	0.83%
Ratio of Net Expenses to Average Net Assets***(2)	0.82%	0.82%	0.82%	0.82%	0.82%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.46%	2.32%	2.22%	1.87%	1.81%
Portfolio Turnover Rate***	158%	94%	54%	49%	47%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

98  Janus Adviser Series  January 31, 2009

Class C Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Large Cap Growth Fund
and through each fiscal year ended July 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$23.39	$25.25	$21.22	$21.13	$19.22	$17.68
Income from Investment Operations:
Net investment income/(loss)	.09	.11	(.01)	(.10)	(.13)	(.11)
Net gain/(loss) on investments (both realized and unrealized)	(7.93)	(1.97)	4.04	.19	2.04	1.65
Total from Investment Operations	(7.84)	(1.86)	4.03	.09	1.91	1.54
Less Distributions:
Dividends (from net investment income)*	(.10)	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.10)	–	–	–	–	–
Net Asset Value, End of Period	$15.45	$23.39	$25.25	$21.22	$21.13	$19.22
Total Return**	(33.53)%	(7.37)%	18.99%	0.43%	9.94%	8.71%
Net Assets, End of Period (in thousands)	$5,286	$4,489	$3,314	$2,291	$2,258	$2,498
Average Net Assets for the Period (in thousands)	$4,552	$4,126	$2,640	$2,394	$2,311	$2,859
Ratio of Gross Expenses to Average Net Assets***(1)	1.62%	1.66%	1.66%	1.66%	1.66%	1.67%
Ratio of Net Expenses to Average Net Assets***(1)	1.61%	1.66%	1.66%	1.66%	1.66%	1.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.46)%	(0.04)%	(0.35)%	(0.50)%	(0.73)%	(0.89)%
Portfolio Turnover Rate***	78%	97%	26%	81%	62%	27%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Forty Fund
and through each fiscal year ended July 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$38.78	$33.83	$28.07	$27.25	$21.21	$19.69
Income from Investment Operations:
Net investment income/(loss)	(.11)	(.01)	.04	.06	(.06)	(.16)
Net gain/(loss) on investments (both realized and unrealized)	(16.30)	4.97	6.76	.76	6.10	1.68
Total from Investment Operations	(16.41)	4.96	6.80	.82	6.04	1.52
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(1.25)	(.01)	(1.04)	–	–	–
Total Distributions	(1.25)	(.01)	(1.04)	–	–	–
Net Asset Value, End of Period	$21.12	$38.78	$33.83	$28.07	$27.25	$21.21
Total Return**	(42.38)%	14.65%	24.62%	3.01%	28.48%	7.72%
Net Assets, End of Period (in thousands)	$324,296	$537,822	$139,470	$51,976	$24,766	$15,818
Average Net Assets for the Period (in thousands)	$398,508	$320,123	$81,438	$39,687	$18,839	$19,307
Ratio of Gross Expenses to Average Net Assets***(1)	1.67%	1.67%	1.70%(2)	1.68%(2)	1.67%	1.67%
Ratio of Net Expenses to Average Net Assets***(1)	1.67%	1.67%	1.70%(2)	1.68%(2)	1.67%	1.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.94)%	(0.66)%	(0.42)%	(0.40)%	(0.72)%	(0.76)%
Portfolio Turnover Rate***	78%	40%	22%	55%	45%	38%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal years 2007 and 2006, the ratios would have been 1.67% and 1.67%, respectively, in 2007, and 1.67% and 1.67%, respectively, in 2006, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  99

Financial Highlights (continued)

Class C Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Orion Fund
and through each fiscal year ended July 31	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$14.37	$14.52	$10.80	$10.00
Income from Investment Operations:
Net investment income/(loss)	–	.01	.01	(.03)
Net gain/(loss) on investments (both realized and unrealized)	(6.57)	(.13)	3.71	.83
Total from Investment Operations	(6.57)	(.12)	3.72	.80
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(.06)	(.03)	–	–
Total Distributions	(.06)	(.03)	–	–
Net Asset Value, End of Period	$7.74	$14.37	$14.52	$10.80
Total Return**	(45.66)%	(0.82)%	34.44%	8.00%
Net Assets, End of Period (in thousands)	$7,242	$12,385	$3,355	$361
Average Net Assets for the Period (in thousands)	$9,003	$8,803	$1,433	$291
Ratio of Gross Expenses to Average Net Assets***(1)	1.98%(2)	1.97%(2)	1.98%	2.31%
Ratio of Net Expenses to Average Net Assets***(1)	1.97%(2)	1.96%(2)	1.95%	2.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.08%	(0.15)%	(0.22)%	(0.66)%
Portfolio Turnover Rate***	183%	83%	18%	57%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Mid Cap Growth Fund
and through each fiscal year ended July 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$34.52	$34.84	$27.63	$26.57	$21.06	$18.42
Income from Investment Operations:
Net investment income/(loss)	–	(.04)	(.09)	(.11)	(.12)	.14
Net gain/(loss) on investments (both realized and unrealized)	(13.50)	(.28)	7.30	1.17	5.63	2.50
Total from Investment Operations	(13.50)	(.32)	7.21	1.06	5.51	2.64
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	–
Net Asset Value, End of Period	$21.02	$34.52	$34.84	$27.63	$26.57	$21.06
Total Return**	(39.11)%	(0.92)%	26.09%	3.99%	26.16%	14.33%
Net Assets, End of Period (in thousands)	$15,253	$19,016	$9,196	$4,169	$2,740	$1,932
Average Net Assets for the Period (in thousands)	$16,559	$14,187	$6,071	$3,597	$2,281	$1,439
Ratio of Gross Expenses to Average Net Assets***(1)	1.65%	1.65%	1.65%	1.65%	1.65%	1.66%
Ratio of Net Expenses to Average Net Assets***(1)	1.65%	1.65%	1.65%	1.65%	1.65%	1.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.52)%	(0.59)%	(0.71)%	(0.88)%	(1.00)%	(1.12)%
Portfolio Turnover Rate***	34%	55%	35%	43%	32%	30%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets included dividends on short positions. The ratio would be 1.96% and 1.95%, respectively, for the period ended January 31, 2009, and 1.96% and 1.95%, respectively, in 2008, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

100  Janus Adviser Series  January 31, 2009

Class C Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Small-Mid Growth Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$11.63	$13.48	$10.59	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	(.04)	(.05)	(.04)
Net gain/(loss) on investments (both realized and unrealized)	(4.16)	(.60)	3.06	.63
Total from Investment Operations	(4.15)	(.64)	3.01	.59
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(.52)	(1.21)	(.12)	–
Total Distributions	(.52)	(1.21)	(.12)	–
Net Asset Value, End of Period	$6.96	$11.63	$13.48	$10.59
Total Return**	(35.77)%	(5.71)%	28.52%	5.90%
Net Assets, End of Period (in thousands)	$1,080	$1,207	$1,226	$737
Average Net Assets for the Period (in thousands)	$1,038	$1,354	$1,002	$443
Ratio of Gross Expenses to Average Net Assets***(2)	1.60%(3)	2.07%(3)	2.08%	2.28%
Ratio of Net Expenses to Average Net Assets***(2)	1.58%(3)	2.05%(3)	2.05%	2.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.86)%	(1.05)%	(1.20)%	(0.79)%
Portfolio Turnover Rate***	98%	85%	100%	261%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Growth and Income Fund
and through each fiscal year ended July 31	2009	2008	2007	2006(1)	2005	2004

Net Asset Value, Beginning of Period	$13.28	$19.33	$17.78	$17.33	$14.49	$13.39
Income from Investment Operations:
Net investment income/(loss)	(.02)	.06	.15	.09	(.10)	(.08)
Net gain/(loss) on investments (both realized and unrealized)	(4.65)	(2.78)	2.74	.68	2.94	1.18
Total from Investment Operations	(4.67)	(2.72)	2.89	.77	2.84	1.10
Less Distributions:
Dividends (from net investment income)*	(.04)	(.15)	(.13)	(.09)	–	–
Distributions (from capital gains)*	–	(3.18)	(1.21)	(.23)	–	–
Total Distributions	(.04)	(3.33)	(1.34)	(.32)	–	–
Net Asset Value, End of Period	$8.57	$13.28	$19.33	$17.78	$17.33	$14.49
Total Return**	(35.22)%	(16.70)%	16.71%	4.42%	19.60%	8.22%
Net Assets, End of Period (in thousands)	$3,707	$5,848	$9,395	$8,615	$9,009	$11,753
Average Net Assets for the Period (in thousands)	$4,410	$8,313	$9,416	$9,859	$10,038	$13,658
Ratio of Gross Expenses to Average Net Assets***(2)	1.99%	1.82%	1.76%	1.66%	1.80%	1.72%
Ratio of Net Expenses to Average Net Assets***(2)	1.99%	1.82%	1.76%	1.66%	1.80%	1.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.21)%	0.47%	1.30%	0.64%	(0.25)%	(0.53)%
Portfolio Turnover Rate	70%	69%	54%	42%	43%	46%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.60% and 1.58%, respectively, for the period ended January 31, 2009, and 2.07% and 2.05%, respectively, in 2008, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  101

Financial Highlights (continued)

Class C Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Fundamental Equity Fund
and through each fiscal year ended July 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$16.73	$20.55	$19.20	$19.48	$16.69	$14.74
Income from Investment Operations:
Net investment income/(loss)	–	.01	(.06)	.02	(.08)	(.08)
Net gain/(loss) on investments (both realized and unrealized)	(6.19)	(2.28)	2.90	1.78	3.40	2.03
Total from Investment Operations	(6.19)	(2.27)	2.84	1.80	3.32	1.95
Less Distributions:
Dividends (from net investment income)*	(.04)	–	–	–	–	–
Distributions (from capital gains)*	(1.03)	(1.55)	(1.49)	(2.08)	(.53)	–
Total Distributions	(1.07)	(1.55)	(1.49)	(2.08)	(.53)	–
Net Asset Value, End of Period	$9.47	$16.73	$20.55	$19.20	$19.48	$16.69
Total Return**	(37.32)%	(12.13)%	15.25%	9.30%	20.12%	13.23%
Net Assets, End of Period (in thousands)	$7,161	$13,011	$14,123	$12,575	$8,759	$9,252
Average Net Assets for the Period (in thousands)	$9,468	$14,379	$13,854	$10,393	$8,621	$10,439
Ratio of Gross Expenses to Average Net Assets***(1)	1.66%	1.70%	1.70%	1.70%	1.70%	1.75%
Ratio of Net Expenses to Average Net Assets***(1)	1.66%	1.70%	1.70%	1.70%	1.70%	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.10%	(0.01)%	(0.33)%	(0.28)%	(.26)	(.61)
Portfolio Turnover Rate***	66%	219%	36%	48%	80%	63%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Contrarian Fund
and through each fiscal year ended July 31	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$12.73	$14.76	$10.91	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.05)	(.04)	(.03)	.01
Net gain/(loss) on investments (both realized and unrealized)	(5.38)	(1.85)	3.88	.91
Total from Investment Operations	(5.43)	(1.89)	3.85	.92
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	(.14)	–	(.01)
Tax return of capital*	–	–(2)	N/A	N/A
Total Distributions and Other	–	(.14)	–	(.01)
Net Asset Value, End of Period	$7.30	$12.73	$14.76	$10.91
Total Return**	(42.66)%	(12.93)%	35.35%	9.19%
Net Assets, End of Period (in thousands)	$67,594	$138,626	$76,280	$3,730
Average Net Assets for the Period (in thousands)	$95,471	$124,449	$25,403	$1,229
Ratio of Gross Expenses to Average Net Assets***(1)	1.96%(3)	1.92%	1.95%	2.20%
Ratio of Net Expenses to Average Net Assets***(1)	1.96%(3)	1.92%	1.95%	2.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.66)%	(0.38)%	(0.59)%	0.35%
Portfolio Turnover Rate***	79%	49%	61%	37%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Distributions (from capital gains) includes tax return of capital, less than $0.01 per share.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.95% and 1.95%, respectively, for the period ended January 31, 2009, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

102  Janus Adviser Series  January 31, 2009

Class C Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Balanced Fund
and through each fiscal year ended July 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$25.25	$27.83	$26.68	$26.27	$23.72	$22.18
Income from Investment Operations:
Net investment income/(loss)	.18	.34	.40	.28	.29	.25
Net gain/(loss) on investments (both realized and unrealized)	(3.40)	(.22)	3.12	.94	2.53	1.48
Total from Investment Operations	(3.22)	.12	3.52	1.22	2.82	1.73
Less Distributions:
Dividends (from net investment income)*	(.23)	(.42)	(.40)	(.27)	(.27)	(.19)
Distributions (from capital gains)*	(.90)	(2.28)	(1.97)	(.54)	–	–
Total Distributions	(1.13)	(2.70)	(2.37)	(.81)	(.27)	(.19)
Net Asset Value, End of Period	$20.90	$25.25	$27.83	$26.68	$26.27	$23.72
Total Return**	(12.77)%	0.13%	13.53%	4.70%	11.96%	7.79%
Net Assets, End of Period (in thousands)	$80,859	$42,943	$19,086	$17,882	$17,764	$20,822
Average Net Assets for the Period (in thousands)	$62,049	$23,903	$18,723	$18,036	$19,165	$26,404
Ratio of Gross Expenses to Average Net Assets***(1)	1.57%	1.57%	1.57%	1.57%	1.57%	1.66%
Ratio of Net Expenses to Average Net Assets***(1)	1.57%	1.57%	1.57%	1.57%	1.57%	1.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.72%	1.53%	1.45%	1.02%	1.09%	0.92%
Portfolio Turnover Rate***	158%	94%	54%	49%	47%	92%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  103

Financial Highlights (continued)

Class I Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Large Cap Growth Fund
and through each fiscal year or period ended July 31	2009	2008	2007(1)	2006(2)

Net Asset Value, Beginning of Period	$25.86	$27.82	$23.21	$21.50
Income from Investment Operations:
Net investment income/(loss)	.26	.07	(3.58)	3.84
Net gain/(loss) on investments (both realized and unrealized)	(8.84)	(1.84)	8.27	(2.13)
Total from Investment Operations	(8.58)	(1.77)	4.69	1.71
Less Distributions:
Dividends (from net investment income)*	(.23)	(.19)	(.08)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.23)	(.19)	(.08)	–
Net Asset Value, End of Period	$17.05	$25.86	$27.82	$23.21
Total Return**	(33.19)%	(6.44)%	20.25%	7.95%(3)
Net Assets, End of Period (in thousands)	$7,437	$46,166	$531	$11
Average Net Assets for the Period (in thousands)	$9,673	$49,348	$306	$193
Ratio of Gross Expenses to Average Net Assets***(4)	0.66%	0.66%	0.66%	0.54%
Ratio of Net Expenses to Average Net Assets***(4)	0.66%	0.66%	0.66%	0.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.46%	0.94%	0.79%	1.34%
Portfolio Turnover Rate***	78%	97%	26%	81%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Forty Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006(2)

Net Asset Value, Beginning of Period	$39.79	$34.48	$28.40	$28.80
Income from Investment Operations:
Net investment income/(loss)	.02	.12	.07	.09
Net gain/(loss) on investments (both realized and unrealized)	(16.74)	5.35	7.15	(.49)
Total from Investment Operations	(16.72)	5.47	7.22	(.40)
Less Distributions:
Dividends (from net investment income)*	–	(.15)	(.10)	–
Distributions (from capital gains)*	(1.25)	(.01)	(1.04)	–
Total Distributions	(1.25)	(.16)	(1.14)	–
Net Asset Value, End of Period	$21.82	$39.79	$34.48	$28.40
Total Return**	(42.08)%	15.84%	25.86%	(1.39)%
Net Assets, End of Period (in thousands)	$390,206	$783,030	$97,395	$8,532
Average Net Assets for the Period (in thousands)	$532,471	$364,025	$39,961	$5,846
Ratio of Gross Expenses to Average Net Assets***(4)	0.65%	0.65%	0.68%(5)	0.69%(5)
Ratio of Net Expenses to Average Net Assets***(4)	0.65%	0.65%	0.68%(5)	0.69%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.09%	0.36%	0.60%	0.72%
Portfolio Turnover Rate***	78%	40%	22%	55%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.
(2)	Period from November 28, 2005 (inception date) through July 31, 2006.
(3)	The total return for the period ended July 31, 2006 for Janus Adviser Large Cap Growth Fund – Class I Shares reflects large fluctuations in asset size and shareholder transactions and is not indicative of future performance.
(4)	See Note 4 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal years 2007 and 2006, the ratios would have been 0.66% and 0.66%, respectively, in 2007, and 0.68% and 0.68%, respectively, in 2006, without the inclusion of dividends on short positions

See Notes to Financial Statements.

104  Janus Adviser Series  January 31, 2009

Class I Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Orion Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$14.74	$14.79	$10.89	$10.43
Income from Investment Operations:
Net investment income/(loss)	.07	.09	(.01)	.04
Net gain/(loss) on investments (both realized and unrealized)	(6.76)	(.07)	3.91	.42
Total from Investment Operations	(6.69)	.02	3.90	.46
Less Distributions:
Dividends (from net investment income)*	(.07)	(.04)	–	–
Distributions (from capital gains)*	(.06)	(.03)	–	–
Total Distributions	(.13)	(.07)	–	–
Net Asset Value, End of Period	$7.92	$14.74	$14.79	$10.89
Total Return**	(45.43)%	0.14%	35.81%	4.41%
Net Assets, End of Period (in thousands)	$728	$1,718	$246	$10
Average Net Assets for the Period (in thousands)	$1,097	$1,055	$71	$11
Ratio of Gross Expenses to Average Net Assets***(2)	0.98%(3)	0.97%(3)	1.00%	1.31%
Ratio of Net Expenses to Average Net Assets***(2)	0.97%(3)	0.96%(3)	0.95%	1.21%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.96%	0.88%	0.64%	0.12%
Portfolio Turnover Rate***	183%	83%	18%	57%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Mid Cap Growth Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006(1)(4)

Net Asset Value, Beginning of Period	$35.72	$35.70	$28.03	$27.98
Income from Investment Operations:
Net investment income/(loss)	.05	.03	(.05)	.05
Net gain/(loss) on investments (both realized and unrealized)	(13.91)	(.01)	7.72	–
Total from Investment Operations	(13.86)	.02	7.67	.05
Less Distributions:
Dividends (from net investment income)*	(.08)	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.08)	–	–	–
Net Asset Value, End of Period	$21.78	$35.72	$35.70	$28.03
Total Return**	(38.80)%	0.06%	27.36%	0.18%
Net Assets, End of Period (in thousands)	$251,660	$290,594	$7,124	$57
Average Net Assets for the Period (in thousands)	$247,320	$78,224	$731	$22
Ratio of Gross Expenses to Average Net Assets***(2)	0.66%	0.65%	0.67%	0.66%
Ratio of Net Expenses to Average Net Assets***(2)	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.45%	0.36%	0.01%	0.11%
Portfolio Turnover Rate***	34%	55%	35%	43%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2005 (inception date) through July 31, 2006.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets included dividends on short positions. The ratio would be 0.96% and 0.95%, respectively, for the period ended January 31, 2009, and 0.96% and 0.95%, respectively, in 2008, without the inclusion of dividends on short positions.
(4)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  105

Financial Highlights (continued)

Class I Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Small-Mid Growth Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$11.98	$13.70	$10.65	$10.38
Income from Investment Operations:
Net investment income/(loss)	(.01)	.07	.05	.01
Net gain/(loss) on investments (both realized and unrealized)	(4.26)	(.58)	3.12	.26
Total from Investment Operations	(4.27)	(.51)	3.17	.27
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(.52)	(1.21)	(.12)	–
Total Distributions	(.52)	(1.21)	(.12)	–
Net Asset Value, End of Period	$7.19	$11.98	$13.70	$10.65
Total Return**	(35.74)%	(4.61)%	29.87%	2.60%
Net Assets, End of Period (in thousands)	$455	$818	$846	$334
Average Net Assets for the Period (in thousands)	$654	$873	$641	$121
Ratio of Gross Expenses to Average Net Assets***(2)	1.15%(3)	1.07%(3)	1.09%	1.34%
Ratio of Net Expenses to Average Net Assets***(2)	1.14%(3)	1.05%(3)	1.05%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.38)%	(0.05)%	(0.19)%	0.20%
Portfolio Turnover Rate***	98%	85%	100%	261%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Growth and Income Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$13.23	$19.22	$17.69	$18.11
Income from Investment Operations:
Net investment income/(loss)	.04	.28	.32	.25
Net gain/(loss) on investments (both realized and unrealized)	(4.64)	(2.84)	2.72	(.16)
Total from Investment Operations	(4.60)	(2.56)	3.04	.09
Less Distributions:
Dividends (from net investment income)*	(.06)	(.25)	(.30)	(.28)
Distributions (from capital gains)*	–	(3.18)	(1.21)	(.23)
Total Distributions	(.06)	(3.43)	(1.51)	(.51)
Net Asset Value, End of Period	$8.57	$13.23	$19.22	$17.69
Total Return**	(34.90)%	(15.89)%	17.81%	0.44%
Net Assets, End of Period (in thousands)	$841	$1,327	$116	$25
Average Net Assets for the Period (in thousands)	$922	$1,605	$82	$17
Ratio of Gross Expenses to Average Net Assets***(2)	0.85%	0.74%	0.77%	0.76%
Ratio of Net Expenses to Average Net Assets***(2)	0.85%	0.74%	0.77%	0.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.90%	1.64%	2.42%	2.19%
Portfolio Turnover Rate***	70%	69%	54%	42%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2005 (inception date) through July 31, 2006.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.07% and 1.05%, respectively, for the period ended January 31, 2009, and 1.07% and 1.05%, respectively, in 2008, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

106  Janus Adviser Series  January 31, 2009

Class I Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Fundamental Equity Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$17.13	$20.88	$19.37	$20.80
Income from Investment Operations:
Net investment income/(loss)	.06	.07	.11	.11
Net gain/(loss) on investments (both realized and unrealized)	(6.34)	(2.19)	2.97	.60
Total from Investment Operations	(6.28)	(2.12)	3.08	.71
Less Distributions:
Dividends (from net investment income)*	(.15)	(.08)	(.08)	(.06)
Distributions (from capital gains)*	(1.03)	(1.55)	(1.49)	(2.08)
Total Distributions	(1.18)	(1.63)	(1.57)	(2.14)
Net Asset Value, End of Period	$9.67	$17.13	$20.88	$19.37
Total Return**	(37.02)%	(11.24)%	16.42%	3.54%
Net Assets, End of Period (in thousands)	$1,101	$1,503	$185	$110
Average Net Assets for the Period (in thousands)	$1,334	$1,033	$137	$56
Ratio of Gross Expenses to Average Net Assets***(2)	0.70%	0.70%	0.70%	0.71%
Ratio of Net Expenses to Average Net Assets***(2)	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.37%	0.98%	0.66%	0.81%
Portfolio Turnover Rate***	66%	219%	36%	48%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Contrarian Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$13.05	$14.98	$11.00	$10.43
Income from Investment Operations:
Net investment income/(loss)	.01	.04	.02	.06
Net gain/(loss) on investments (both realized and unrealized)	(5.54)	(1.83)	4.01	.52
Total from Investment Operations	(5.53)	(1.79)	4.03	.58
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.05)	–
Distributions (from capital gains)*	–	(.14)	–	(.01)
Tax return of capital*	–	–(3)	N/A	N/A
Total Distributions and Other	–	(.14)	(.05)	(.01)
Net Asset Value, End of Period	$7.52	$13.05	$14.98	$11.00
Total Return**	(42.38)%	(12.07)%	36.71%	5.55%
Net Assets, End of Period (in thousands)	$15,846	$18,198	$6,383	$58
Average Net Assets for the Period (in thousands)	$16,382	$13,961	$2,029	$32
Ratio of Gross Expenses to Average Net Assets***(2)	0.90%(4)	0.87%	0.95%	1.21%
Ratio of Net Expenses to Average Net Assets***(2)	0.89%(4)	0.87%	0.95%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.97%	0.71%	0.64%	1.61%
Portfolio Turnover Rate***	79%	49%	61%	37%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2005 (inception date) through July 31, 2006.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Distributions (from capital gains) includes tax return of capital, less than $0.01 per share.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.89% and 0.88%, respectively, for the period ended January 31, 2009, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  107

Financial Highlights (continued)

Class I Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Balanced Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$24.50	$27.03	$25.96	$26.55
Income from Investment Operations:
Net investment income/(loss)	.32	.59	1.02	.38
Net gain/(loss) on investments (both realized and unrealized)	(3.33)	(.21)	2.66	.33
Total from Investment Operations	(3.01)	.38	3.68	.71
Less Distributions:
Dividends (from net investment income)*	(.32)	(.63)	(.64)	(.76)
Distributions (from capital gains)*	(.90)	(2.28)	(1.97)	(.54)
Total Distributions	(1.22)	(2.91)	(2.61)	(1.30)
Net Asset Value, End of Period	$20.27	$24.50	$27.03	$25.96
Total Return**	(12.32)%	1.15%	14.64%	2.73%
Net Assets, End of Period (in thousands)	$29,825	$21,948	$2,906	$10
Average Net Assets for the Period (in thousands)	$21,988	$14,149	$737	$10
Ratio of Gross Expenses to Average Net Assets***(2)	0.57%	0.57%	0.58%	0.57%
Ratio of Net Expenses to Average Net Assets***(2)	0.57%	0.57%	0.57%	0.57%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.68%	2.52%	2.54%	2.03%
Portfolio Turnover Rate***	158%	94%	54%	49%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2005 (inception date) through July 31, 2006.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

108  Janus Adviser Series  January 31, 2009

Class R Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Large Cap Growth Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$23.28	$25.19	$21.11	$20.98	$18.80
Income from Investment Operations:
Net investment income/(loss)	(.03)	.18	–	(.05)	(.03)
Net gain/(loss) on investments (both realized and unrealized)	(7.76)	(1.96)	4.08	.18	2.21
Total from Investment Operations	(7.79)	(1.78)	4.08	.13	2.18
Less Distributions:
Dividends (from net investment income)*	–	(.13)	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	(.13)	–	–	–
Net Asset Value, End of Period	$15.49	$23.28	$25.19	$21.11	$20.98
Total Return**	(33.46)%	(7.10)%	19.33%	0.62%	11.60%
Net Assets, End of Period (in thousands)	$178	$381	$16	$11	$11
Average Net Assets for the Period (in thousands)	$250	$237	$14	$11	$11
Ratio of Gross Expenses to Average Net Assets***(2)	1.35%	1.41%	1.41%	1.41%	1.41%
Ratio of Net Expenses to Average Net Assets***(2)	1.35%	1.41%	1.41%	1.41%	1.41%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.19)%	0.22%	(0.08)%	(0.25)%	(0.44)%
Portfolio Turnover Rate***	78%	97%	26%	81%	62%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Forty Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$39.07	$33.99	$28.18	$27.28	$22.32
Income from Investment Operations:
Net investment income/(loss)	(.04)	(.02)	–	.05	(.05)
Net gain/(loss) on investments (both realized and unrealized)	(16.47)	5.10	6.90	.85	5.01
Total from Investment Operations	(16.51)	5.08	6.90	.90	4.96
Less Distributions:
Dividends (from net investment income)*	–	–	(.05)	–	–
Distributions (from capital gains)*	(1.25)	(.01)	(1.04)	–	–
Total Distributions	(1.25)	(.01)	(1.09)	–	–
Net Asset Value, End of Period	$21.31	$39.07	$33.99	$28.18	$27.28
Total Return**	(42.32)%	14.96%	24.92%	3.30%	22.22%
Net Assets, End of Period (in thousands)	$89,403	$101,590	$21,923	$6,849	$12
Average Net Assets for the Period (in thousands)	$86,987	$53,811	$12,731	$2,130	$11
Ratio of Gross Expenses to Average Net Assets***(2)	1.40%	1.40%	1.43%(3)	1.45%(3)	1.42%
Ratio of Net Expenses to Average Net Assets***(2)	1.40%	1.39%	1.43%(3)	1.44%(3)	1.42%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.69)%	(0.38)%	(0.15)%	0.05%	(0.51)%
Portfolio Turnover Rate***	78%	40%	22%	55%	45%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal years 2007 and 2006, the ratios would have been 1.40% and 1.40%, respectively, in 2007, and 1.42% and 1.42%, respectively, in 2006, without the inclusion of dividends on short positions

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  109

Financial Highlights (continued)

Class R Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Orion Fund
and through each fiscal year ended July 31	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$14.48	$14.60	$10.83	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	.03	.01	(.02)
Net gain/(loss) on investments (both realized and unrealized)	(6.61)	(.12)	3.76	.85
Total from Investment Operations	(6.60)	(.09)	3.77	.83
Less Distributions:
Dividends (from net investment income)*	(.01)	–	–	–
Distributions (from capital gains)*	(.06)	(.03)	–	–
Total Distributions	(.07)	(.03)	–	–
Net Asset Value, End of Period	$7.81	$14.48	$14.60	$10.83
Total Return**	(45.46)%	(0.61)%	34.81%	8.30%
Net Assets, End of Period (in thousands)	$777	$1,361	$1,160	$271
Average Net Assets for the Period (in thousands)	$965	$1,300	$588	$267
Ratio of Gross Expenses to Average Net Assets***(1)	1.73%(2)	1.72%(2)	1.73%	2.04%
Ratio of Net Expenses to Average Net Assets***(1)	1.72%(2)	1.71%(2)	1.70%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.33%	0.10%	0.03%	(0.41)%
Portfolio Turnover Rate***	183%	83%	18%	57%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Mid Cap Growth Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006	2005(3)

Net Asset Value, Beginning of Period	$34.92	$35.16	$27.81	$26.68	$21.75
Income from Investment Operations:
Net investment income/(loss)	.02	(.01)	(.04)	.01	(.03)
Net gain/(loss) on investments (both realized and unrealized)	(13.65)	(.23)	7.39	1.12	4.96
Total from Investment Operations	(13.63)	(.24)	7.35	1.13	4.93
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$21.29	$34.92	$35.16	$27.81	$26.68
Total Return**	(39.03)%	(0.68)%	26.43%	4.24%	22.67%
Net Assets, End of Period (in thousands)	$23,350	$15,688	$2,181	$234	$12
Average Net Assets for the Period (in thousands)	$17,648	$6,978	$873	$49	$11
Ratio of Gross Expenses to Average Net Assets***(1)	1.41%	1.40%	1.41%	1.41%	1.40%
Ratio of Net Expenses to Average Net Assets***(1)	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.25)%	(0.41)%	(0.47)%	(0.64)%	(0.75)%
Portfolio Turnover Rate***	34%	55%	35%	43%	32%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets included dividends on short positions. The ratio would be 1.71% and 1.70%, respectively, for the period ended January 31, 2009, and 1.70% and 1.70%, respectively, in 2008, without the inclusion of dividends on short positions.
(3)	Period from September 30, 2004 (inception date) through July 31, 2005.

See Notes to Financial Statements.

110  Janus Adviser Series  January 31, 2009

Class R Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Small-Mid Growth Fund
and through each fiscal year ended July 31	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$11.71	$13.52	$10.59	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.04)	.01	(.03)	(.03)
Net gain/(loss) on investments (both realized and unrealized)	(4.13)	(.61)	3.08	.62
Total from Investment Operations	(4.17)	(.60)	3.05	.59
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(.52)	(1.21)	(.12)	–
Total Distributions	(.52)	(1.21)	(.12)	–
Net Asset Value, End of Period	$7.02	$11.71	$13.52	$10.59
Total Return**	(35.69)%	(5.38)%	28.90%	5.90%
Net Assets, End of Period (in thousands)	$555	$999	$498	$345
Average Net Assets for the Period (in thousands)	$792	$1,035	$429	$280
Ratio of Gross Expenses to Average Net Assets***(1)	1.45%(2)	1.82%(2)	1.83%	2.02%
Ratio of Net Expenses to Average Net Assets***(1)	1.43%(2)	1.80%(2)	1.80%	1.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.67)%	(0.82)%	(0.96)%	(0.60)%
Portfolio Turnover Rate***	98%	85%	100%	261%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Growth and Income Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006	2005(3)

Net Asset Value, Beginning of Period	$13.07	$19.06	$17.61	$17.28	$14.64
Income from Investment Operations:
Net investment income/(loss)	(.02)	.14	.22	.21	.03
Net gain/(loss) on investments (both realized and unrealized)	(4.55)	(2.77)	2.68	.60	2.63
Total from Investment Operations	(4.57)	(2.63)	2.90	.81	2.66
Less Distributions:
Dividends (from net investment income)*	(.05)	(.18)	(.24)	(.25)	(.02)
Distributions (from capital gains)*	–	(3.18)	(1.21)	(.23)	–
Total Distributions	(.05)	(3.36)	(1.45)	(.48)	(.02)
Net Asset Value, End of Period	$8.45	$13.07	$19.06	$17.61	$17.28
Total Return**	(35.07)%	(16.44)%	17.05%	4.65%	18.18%
Net Assets, End of Period (in thousands)	$1,564	$2,897	$3,402	$1,860	$12
Average Net Assets for the Period (in thousands)	$2,045	$3,318	$3,159	$661	$11
Ratio of Gross Expenses to Average Net Assets***(1)	1.60%	1.49%	1.47%	1.50%	1.46%
Ratio of Net Expenses to Average Net Assets***(1)	1.60%	1.49%	1.47%	1.49%	1.46%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.18%	0.77%	1.61%	1.53%	0.19%
Portfolio Turnover Rate***	70%	69%	54%	42%	43%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.36% and 1.35%, respectively, for the period ended January 31, 2009, and 1.82% and 1.80%, respectively, in 2008, without the inclusion of dividends on short positions.
(3)	Period from September 30, 2004 (inception date) through July 31, 2005.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  111

Financial Highlights (continued)

Class R Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Fundamental Equity Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$16.80	$20.59	$19.24	$19.49	$17.05
Income from Investment Operations:
Net investment income/(loss)	.03	.14	(.05)	.01	–
Net gain/(loss) on investments (both realized and unrealized)	(6.23)	(2.35)	2.94	1.84	2.97
Total from Investment Operations	(6.20)	(2.21)	2.89	1.85	2.97
Less Distributions:
Dividends (from net investment income)*	(.12)	(.03)	(.05)	(.02)	–
Distributions (from capital gains)*	(1.03)	(1.55)	(1.49)	(2.08)	(.53)
Total Distributions	(1.15)	(1.58)	(1.54)	(2.10)	(.53)
Net Asset Value, End of Period	$9.45	$16.80	$20.59	$19.24	$19.49
Total Return**	(37.26)%	(11.83)%	15.52%	9.57%	17.65%
Net Assets, End of Period (in thousands)	$1,230	$1,827	$76	$54	$12
Average Net Assets for the Period (in thousands)	$1,443	$441	$88	$26	$11
Ratio of Gross Expenses to Average Net Assets***(2)	1.41%	1.46%	1.45%	1.46%	1.45%
Ratio of Net Expenses to Average Net Assets***(2)	1.41%	1.45%	1.45%	1.45%	1.45%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.34%	0.18%	(0.11)%	0.01%	0.03%
Portfolio Turnover Rate***	66%	219%	36%	48%	80%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Contrarian Fund
and through each fiscal year ended July 31	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$12.83	$14.83	$10.94	$10.00
Income from Investment Operations:
Net investment income/(loss)	–	(.02)	(.05)	.04
Net gain/(loss) on investments (both realized and unrealized)	(5.46)	(1.84)	3.94	.91
Total from Investment Operations	(5.46)	(1.86)	3.89	0.95
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	(.14)	–	(.01)
Tax return of capital*	–	–(3)	N/A	N/A
Total Distributions and Other	–	(.14)	–	(.01)
Net Asset Value, End of Period	$7.37	$12.83	$14.83	$10.94
Total Return**	(42.56)%	(12.67)%	35.58%	9.49%
Net Assets, End of Period (in thousands)	$1,914	$2,773	$1,192	$276
Average Net Assets for the Period (in thousands)	$2,212	$2,341	$608	$270
Ratio of Gross Expenses to Average Net Assets***(2)	1.63%(4)	1.62%	1.70%	1.98%
Ratio of Net Expenses to Average Net Assets***(2)	1.63%(4)	1.62%	1.70%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.06)%	(0.13)%	(0.30)%	0.46%
Portfolio Turnover Rate***	79%	49%	61%	37%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Distributions (from capital gains) includes tax return of capital, less than $0.01 per share.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.62% and 1.62%, respectively, for the period ended January 31, 2009, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

112  Janus Adviser Series  January 31, 2009

Class R Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Balanced Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$24.73	$27.36	$26.25	$25.92	$23.80
Income from Investment Operations:
Net investment income/(loss)	.25	.49	.48	.37	.28
Net gain/(loss) on investments (both realized and unrealized)	(3.37)	(.31)	3.04	.90	2.12
Total from Investment Operations	(3.12)	.18	3.52	1.27	2.40
Less Distributions:
Dividends (from net investment income)*	(.26)	(.53)	(.44)	(.40)	(.28)
Distributions (from capital gains)*	(.90)	(2.28)	(1.97)	(.54)	–
Total Distributions	(1.16)	(2.81)	(2.41)	(.94)	(.28)
Net Asset Value, End of Period	$20.45	$24.73	$27.36	$26.25	$25.92
Total Return**	(12.65)%	0.38%	13.80%	4.95%	10.14%
Net Assets, End of Period (in thousands)	$12,979	$4,456	$57	$35	$11
Average Net Assets for the Period (in thousands)	$8,590	$1,348	$44	$23	$10
Ratio of Gross Expenses to Average Net Assets***(2)	1.32%	1.33%	1.32%	1.32%	1.31%
Ratio of Net Expenses to Average Net Assets***(2)	1.32%	1.32%	1.32%	1.32%	1.31%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.96%	1.74%	1.76%	1.38%	1.36%
Portfolio Turnover Rate***	158%	94%	54%	49%	47%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  113

Financial Highlights (continued)

Class S Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Large Cap Growth Fund
and through each fiscal year ended July 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$23.56	$25.37	$21.21	$21.02	$19.02	$17.42
Income from Investment Operations:
Net investment income/(loss)	.01	.12	.04	–	–	–
Net gain/(loss) on investments (both realized and unrealized)	(7.86)	(1.87)	4.12	.19	2.00	1.60
Total from Investment Operations	(7.85)	(1.75)	4.16	.19	2.00	1.60
Less Distributions:
Dividends (from net investment income)*	(.12)	(.06)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.12)	(.06)	–	–	–	–
Net Asset Value, End of Period	$15.59	$23.56	$25.37	$21.21	$21.02	$19.02
Total Return**	(33.34)%	(6.93)%	19.63%	0.90%	10.52%	9.18%
Net Assets, End of Period (in thousands)	$74,981	$122,567	$158,512	$153,641	$217,357	$327,901
Average Net Assets for the Period (in thousands)	$91,099	$146,131	$162,858	$190,386	$265,702	$399,852
Ratio of Gross Expenses to Average Net Assets***(1)	1.11%	1.16%	1.16%	1.16%	1.16%	1.17%
Ratio of Net Expenses to Average Net Assets***(1)	1.11%	1.16%	1.16%	1.16%	1.16%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.05%	0.42%	0.15%	(0.02)%	(0.24)%	(0.39)%
Portfolio Turnover Rate***	78%	97%	26%	81%	62%	27%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Forty Fund
and through each fiscal year ended July 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$39.47	$34.27	$28.30	$27.34	$21.17	$19.56
Income from Investment Operations:
Net investment income/(loss)	(.06)	(.01)	.03	.02	–	–
Net gain/(loss) on investments (both realized and unrealized)	(16.59)	5.24	7.00	.94	6.17	1.61
Total from Investment Operations	(16.65)	5.23	7.03	.96	6.17	1.61
Less Distributions:
Dividends (from net investment income)*	–	(.02)	(.02)	–	–	–
Distributions (from capital gains)*	(1.25)	(.01)	(1.04)	–	–	–
Total Distributions	(1.25)	(.03)	(1.06)	–	–	–
Net Asset Value, End of Period	$21.57	$39.47	$34.27	$28.30	$27.34	$21.17
Total Return**	(42.24)%	15.24%	25.27%	3.51%	29.15%	8.23%
Net Assets, End of Period (in thousands)	$1,938,131	$3,910,499	$2,671,702	$1,440,502	$1,085,499	$1,027,945
Average Net Assets for the Period (in thousands)	$2,479,121	$3,535,839	$1,966,832	$1,326,557	$1,079,025	$1,107,254
Ratio of Gross Expenses to Average Net Assets***(1)	1.14%	1.14%	1.18%(2)	1.18%(2)	1.16%	1.17%
Ratio of Net Expenses to Average Net Assets***(1)	1.14%	1.14%	1.18%(2)	1.18%(2)	1.16%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.42)%	(0.11)%	0.09%	0.08%	(0.22)%	(0.28)%
Portfolio Turnover Rate***	78%	40%	22%	55%	45%	38%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal years 2007 and 2006, the ratios would have been 1.15% and 1.15%, respectively, in 2007, and 1.17% and 1.17%, respectively, in 2006, without the inclusion of dividends on short positions

See Notes to Financial Statements.

114  Janus Adviser Series  January 31, 2009

Class S Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Orion Fund
and through each fiscal year ended July 31	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$14.57	$14.67	$10.86	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	(.01)	.02	.01
Net gain/(loss) on investments (both realized and unrealized)	(6.67)	(.05)	3.79	.85
Total from Investment Operations	(6.64)	(.06)	3.81	.86
Less Distributions:
Dividends (from net investment income)*	(.05)	(.01)	–	–
Distributions (from capital gains)*	(.06)	(.03)	–	–
Total Distributions	(.11)	(.04)	–	–
Net Asset Value, End of Period	$7.82	$14.57	$14.67	$10.86
Total Return**	(45.59)%	(0.38)%	35.08%	8.60%
Net Assets, End of Period (in thousands)	$7,643	$13,333	$815	$306
Average Net Assets for the Period (in thousands)	$9,149	$4,080	$570	$284
Ratio of Gross Expenses to Average Net Assets***(1)	1.48%(2)	1.49%(2)	1.47%	1.79%
Ratio of Net Expenses to Average Net Assets***(1)	1.47%(2)	1.47%(2)	1.45%	1.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.60%	0.29%	0.30%	(0.17)%
Portfolio Turnover Rate***	183%	83%	18%	57%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Mid Cap Growth Fund
and through each fiscal year ended July 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$35.24	$35.40	$27.93	$26.73	$21.07	$18.35
Income from Investment Operations:
Net investment income/(loss)	–	–	(.04)	–	–	–
Net gain/(loss) on investments (both realized and unrealized)	(13.73)	(.16)	7.51	1.20	5.66	2.72
Total from Investment Operations	(13.73)	(.16)	7.47	1.20	5.66	2.72
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	–
Net Asset Value, End of Period	$21.51	$35.24	$35.40	$27.93	$26.73	$21.07
Total Return**	(38.96)%	(0.45)%	26.75%	4.49%	26.86%	14.82%
Net Assets, End of Period (in thousands)	$154,400	$191,802	$109,808	$89,396	$96,514	$99,563
Average Net Assets for the Period (in thousands)	$174,267	$144,138	$97,156	$98,218	$99,738	$231,067
Ratio of Gross Expenses to Average Net Assets***(1)	1.15%	1.15%	1.15%	1.15%	1.15%	1.16%
Ratio of Net Expenses to Average Net Assets***(1)	1.15%	1.15%	1.15%	1.15%	1.15%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.03)%	(0.08)%	(0.23)%	(0.38)%	(0.49)%	(0.62)%
Portfolio Turnover Rate***	34%	55%	35%	43%	32%	30%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets included dividends on short positions. The ratio would be 1.46% and 1.45%, respectively, for the period ended January, 31, 2009, and 1.46% and 1.45%, respectively, in 2008, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  115

Financial Highlights (continued)

Class S Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Small-Mid Growth Fund
and through each fiscal year ended July 31	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$11.81	$13.59	$10.62	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.02)	.01	–	(.01)
Net gain/(loss) on investments (both realized and unrealized)	(4.19)	(.58)	3.09	.63
Total from Investment Operations	(4.21)	(.57)	3.09	.62
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(.52)	(1.21)	(.12)	–
Total Distributions	(.52)	(1.21)	(.12)	–
Net Asset Value, End of Period	$7.08	$11.81	$13.59	$10.62
Total Return**	(35.73)%	(5.11)%	29.20%	6.20%
Net Assets, End of Period (in thousands)	$297	$403	$425	$366
Average Net Assets for the Period (in thousands)	$339	$492	$388	$317
Ratio of Gross Expenses to Average Net Assets***(1)	1.32%(2)	1.57%(2)	1.58%	1.77%
Ratio of Net Expenses to Average Net Assets***(1)	1.30%(2)	1.55%(2)	1.55%	1.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.54)%	(0.56)%	(0.72)%	(0.33)%
Portfolio Turnover Rate***	98%	85%	100%	261%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Growth and Income Fund
and through each fiscal year ended July 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$13.30	$19.31	$17.76	$17.30	$14.42	$13.26
Income from Investment Operations:
Net investment income/(loss)	.03	.22	.26	.18	.06	.01
Net gain/(loss) on investments (both realized and unrealized)	(4.67)	(2.85)	2.72	.67	2.86	1.16
Total from Investment Operations	(4.64)	(2.63)	2.98	.85	2.92	1.17
Less Distributions:
Dividends (from net investment income)*	(.05)	(.20)	(.22)	(.16)	(.04)	(.01)
Distributions (from capital gains)*	–	(3.18)	(1.21)	(.23)	–	–
Total Distributions	(.05)	(3.38)	(1.43)	(.39)	(.04)	(.01)
Net Asset Value, End of Period	$8.61	$13.30	$19.31	$17.76	$17.30	$14.42
Total Return**	(34.98)%	(16.22)%	17.31%	4.90%	20.26%	8.84%
Net Assets, End of Period (in thousands)	$57,460	$95,799	$229,709	$264,599	$216,294	$224,694
Average Net Assets for the Period (in thousands)	$69,626	$137,199	$265,944	$255,027	$217,711	$258,770
Ratio of Gross Expenses to Average Net Assets***(1)	1.35%	1.26%	1.21%	1.23%	1.21%	1.22%
Ratio of Net Expenses to Average Net Assets***(1)	1.35%	1.26%	1.21%	1.22%	1.20%	1.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.44%	0.96%	1.84%	1.11%	0.35%	(0.03)%
Portfolio Turnover Rate***	70%	69%	54%	42%	43%	46%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.25% and 1.23%, respectively, for the period ended January 31, 2009, and 1.57% and 1.55%, respectively, in 2008, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

116  Janus Adviser Series  January 31, 2009

Class S Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Fundamental Equity Fund
and through each fiscal year ended July 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$17.01	$20.78	$19.34	$19.54	$16.66	$14.63
Income from Investment Operations:
Net investment income/(loss)	.04	.12	.02	.02	.04	.03
Net gain/(loss) on investments (both realized and unrealized)	(6.30)	(2.32)	2.94	1.89	3.37	2.00
Total from Investment Operations	(6.26)	(2.20)	2.96	1.91	3.41	2.03
Less Distributions:
Dividends (from net investment income)*	(.09)	(.02)	(.03)	(.03)	–	–
Distributions (from capital gains)*	(1.03)	(1.55)	(1.49)	(2.08)	(.53)	–
Total Distributions	(1.12)	(1.57)	(1.52)	(2.11)	(.53)	–
Net Asset Value, End of Period	$9.63	$17.01	$20.78	$19.34	$19.54	$16.66
Total Return**	(37.16)%	(11.66)%	15.78%	9.86%	20.71%	13.88%
Net Assets, End of Period (in thousands)	$23,209	$39,404	$75,126	$53,890	$37,124	$31,478
Average Net Assets for the Period (in thousands)	$29,587	$52,954	$67,091	$46,693	$32,804	$36,578
Ratio of Gross Expenses to Average Net Assets***(1)	1.16%	1.20%	1.20%	1.20%	1.20%	1.25%
Ratio of Net Expenses to Average Net Assets***(1)	1.16%	1.20%	1.20%	1.20%	1.20%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.59%	0.45%	0.18%	0.22%	0.24%	(0.11)%
Portfolio Turnover Rate***	66%	219%	36%	48%	80%	63%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Contrarian Fund
and through each fiscal year ended July 31	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$12.90	$14.88	$10.96	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)	–	(.01)	.05
Net gain/(loss) on investments (both realized and unrealized)	(5.47)	(1.84)	3.96	.92
Total from Investment Operations	(5.48)	(1.84)	3.95	.97
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.03)	–
Distributions (from capital gains)*	–	(.14)	–	(.01)
Tax return of capital*	–	–(2)	N/A	N/A
Total Distributions and Other	–	(.14)	(.03)	(.01)
Net Asset Value, End of Period	$7.42	$12.90	$14.88	$10.96
Total Return**	(42.48)%	(12.49)%	36.05%	9.69%
Net Assets, End of Period (in thousands)	$5,183	$8,520	$11,944	$598
Average Net Assets for the Period (in thousands)	$5,806	$13,188	$4,941	$360
Ratio of Gross Expenses to Average Net Assets***(1)	1.38%(3)	1.37%	1.45%	1.72%
Ratio of Net Expenses to Average Net Assets***(1)	1.38%(3)	1.37%	1.45%	1.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.17)%	0.08%	0.04%	0.75%
Portfolio Turnover Rate***	79%	49%	61%	37%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Distributions (from capital gains) includes tax return of capital, less than $0.01 per share.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.38% and 1.37%, respectively, for the period ended January 31, 2009, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  117

Financial Highlights (continued)

Class S Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Balanced Fund
and through each fiscal year ended July 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$24.91	$27.46	$26.34	$25.94	$23.44	$21.93
Income from Investment Operations:
Net investment income/(loss)	.23	.53	.55	.41	.41	.35
Net gain/(loss) on investments (both realized and unrealized)	(3.35)	(.28)	3.05	.92	2.50	1.48
Total from Investment Operations	(3.12)	.25	3.60	1.33	2.91	1.83
Less Distributions:
Dividends (from net investment income)*	(.27)	(.52)	(.51)	(.39)	(.41)	(.32)
Distributions (from capital gains)*	(.90)	(2.28)	(1.97)	(.54)	–	–
Total Distributions	(1.17)	(2.80)	(2.48)	(.93)	(.41)	(.32)
Net Asset Value, End of Period	$20.62	$24.91	$27.46	$26.34	$25.94	$23.44
Total Return**	(12.56)%	0.63%	14.07%	5.19%	12.53%	8.36%
Net Assets, End of Period (in thousands)	$444,644	$486,731	$490,796	$507,918	$595,059	$754,141
Average Net Assets for the Period (in thousands)	$459,561	$489,560	$524,826	$550,859	$660,970	$930,260
Ratio of Gross Expenses to Average Net Assets***(1)	1.07%	1.07%	1.07%	1.07%	1.07%	1.16%
Ratio of Net Expenses to Average Net Assets***(1)	1.07%	1.07%	1.07%	1.07%	1.07%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.17%	1.99%	1.95%	1.52%	1.59%	1.43%
Portfolio Turnover Rate***	158%	94%	54%	49%	47%	92%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

118  Janus Adviser Series  January 31, 2009

Notes to Schedules of Investments (unaudited)

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Barclays Capital U.S. Government/Credit Bond Index (45%). Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.

Barclays Capital U.S. Government/Credit Bond Index	Is composed of all bonds that are investment grade with at least one year until maturity. Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index

Lipper Small-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morgan Stanley Capital International All Country World IndexSM	Is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Janus Adviser Series  January 31, 2009  119

Notes to Schedules of Investments (unaudited) (continued)

Russell 2500TM Growth Index	Measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Growth Index	Measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indices.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

VVPR Strips	The VVPR strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

°° ∞  Schedule of Fair Valued Securities (as of January 31, 2009)

		Value as a %
	Value	of Net Assets

Janus Adviser Contrarian Fund
Pantaloon Retail India, Ltd. – Class B	$-	0%

Securites are valued at “fair value” pursuant to procedures adopted by the Fund’s trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

§  Schedule of Restricted and Illiquid Securities (as of January 31, 2009)

	Acquisition	Acquisition		Value as a % of Net
	Date	Cost	Value	Assets

Janus Adviser Balanced Fund
Atlas Copco A.B., 5.6000%, due 5/22/17 (144A)	5/15/07	$309,861	$278,584	0%

The Funds have registration rights for certain restricted securities held as of January 31, 2009. The issuer incurs all registration costs.

120  Janus Adviser Series  January 31, 2009

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of January 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of January 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Adviser Large Cap Growth Fund	$67,790,739	$24,292,284	$–
Janus Adviser Forty Fund	2,600,713,015	988,992,182	–
Janus Adviser Orion Fund	24,697,795	10,341,483	–
Janus Adviser Mid Cap Growth Fund	431,217,733	67,204,400	–
Janus Adviser Small-Mid Growth Fund	3,773,938	334,995	–
Janus Adviser Growth and Income Fund	54,347,791	29,842,498	–
Janus Adviser Fundamental Equity Fund	33,953,949	6,231,279	–
Janus Adviser Contrarian Fund	112,673,610	47,499,217	–
Janus Adviser Balanced Fund	185,554,403	495,873,810	–

Investments in Purchased Options:
Janus Adviser Orion Fund	695,940	–	–
Janus Adviser Contrarian Fund	–	9,608,573	–

Investments in Securities Sold Short:
Janus Adviser Small-Mid Growth Fund	(46,491)	–	–
Janus Adviser Contrarian Fund	(3,346,701)	(1,239,245)

Other Financial Instruments(a):
Janus Adviser Large Cap Growth Fund	–	(169,041)	–
Janus Adviser Orion Fund	1,218,173	–	–
Janus Adviser Mid Cap Growth Fund	–	263,708	–
Janus Adviser Growth and Income Fund	–	53,747	–
Janus Adviser Fundamental Equity Fund	–	11,481	–
Janus Adviser Contrarian Fund	–	(5,313,170)	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of January 31, 2009 is noted below.

Fund	Aggregate Value

Janus Adviser Large Cap Growth Fund	$14,917,259
Janus Adviser Orion Fund	20,749,520
Janus Adviser Mid Cap Growth Fund	14,623,382
Janus Adviser Small-Mid Growth Fund	99,840
Janus Adviser Growth and Income Fund	16,858,231
Janus Adviser Fundamental Equity Fund	4,959,000
Janus Adviser Contrarian Fund	93,531,627
Janus Adviser Balanced Fund	62,879,269

Janus Adviser Series  January 31, 2009  121

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Adviser Large Cap Growth Fund, Janus Adviser Forty Fund, Janus Adviser Orion Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Fundamental Equity Fund, Janus Adviser Contrarian Fund and Janus Adviser Balanced Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of Janus Adviser Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers thirty-one funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Adviser Forty Fund, Janus Adviser Orion Fund, and Janus Adviser Contrarian Fund, which are classified as non-diversified.

Each Fund in this report currently offers five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

Effective September 30, 2004, two additional classes were added to the Trust and designated as Class A Shares and Class R Shares. Effective November 28, 2005, the existing Class I Shares were renamed Class S Shares and a new Class I Shares was added to the Trust.

Certain prior year amounts in the Financial Highlights for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may

122  Janus Adviser Series  January 31, 2009

affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund in the Trust. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Funds may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange

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Notes to Financial Statements (unaudited) (continued)

rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment transactions and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in each accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fund’s custodian.

On September 15, 2008, Lehman Brothers Holding, Inc. (Lehman) filed for Chapter 11 bankruptcy in U.S. Federal Court. A number of Lehman subsidiaries have subsequently filed bankruptcy or similar insolvency proceedings in the U.S. and other jurisdictions. Lehman’s bankruptcy caused the Funds to write-off Lehman foreign exchange currency gains and losses and the associated receivables and payables. The written-off receivables and payables are included in “Investments sold” and “Investments purchased”, respectively on the Statements of Assets and Liabilities. The written-off gains and losses are included in “Net realized gain/(loss) from investment transactions and foreign currency transactions” on the Statements of Operations.

Futures Contracts
The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in each Schedule of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian.

Swaps
The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts are reported as an asset or liability on the Statements of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option

124  Janus Adviser Series  January 31, 2009

contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The Funds recognized realized gains/(losses) from written options contracts during the six-month period ended January 31, 2009 as indicated in the table below:

Fund	Gains/(Losses)

Growth & Core
Janus Adviser Large Cap Growth Fund	$605,897
Janus Adviser Forty Fund	456,409
Janus Adviser Orion Fund	(21,311)
Janus Adviser Small-Mid Growth Fund	3,123
Janus Adviser Contrarian Fund	(19,166,449)

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the six-month period ended January 31, 2009 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Adviser Large Cap Growth Fund
Options outstanding at July 31, 2008	2,506	$416,709
Options written	2,009	223,522
Options closed	(679)	(129,800)
Options expired	(3,731)	(479,139)
Options exercised	–	–

Options outstanding at January 31, 2009	105	$31,292

	Number of	Premiums
Put Options	Contracts	Received

Janus Adviser Large Cap Growth Fund
Options outstanding at July 31, 2008	1,943	$183,950
Options written	2,306	384,244
Options closed	(1,787)	(210,841)
Options expired	–	–
Options exercised	(1,567)	(126,758)

Options outstanding at January 31, 2009	895	$230,595

	Number of	Premiums
Call Options	Contracts	Received

Janus Adviser Forty Fund
Options outstanding at July 31, 2008	–	$–
Options written	11,895	456,409
Options closed	–	–
Options expired	(11,895)	(456,409)
Options exercised	–	–

Options outstanding at January 31, 2009	–	$–

Janus Adviser Series  January 31, 2009  125

Notes to Financial Statements (unaudited) (continued)

	Number of	Premiums
Call Options	Contracts	Received

Janus Adviser Orion Fund
Options outstanding at July 31, 2008	2,236	$446,828
Options written	9,053	873,794
Options closed	(1,205)	(691,961)
Options expired	(1,767)	(243,861)
Options exercised	–	–

Options outstanding at January 31, 2009	8,317	$384,800

	Number of	Premiums
Put Options	Contracts	Received

Janus Adviser Orion Fund
Options outstanding at July 31, 2008	1,487	$237,770
Options written	3,000	505,436
Options closed	(3,489)	(545,441)
Options expired	(294)	(18,125)
Options exercised	(48)	(6,535)

Options outstanding at January 31, 2009	656	$173,105

	Number of	Premiums
Call Options	Contracts	Received

Janus Adviser Small-Mid Growth Fund
Options outstanding at July 31, 2008	9	$3,123
Options written	–	–
Options closed	–	–
Options expired	(9)	(3,123)
Options exercised	–	–

Options outstanding at January 31, 2009	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Janus Adviser Contrarian Fund
Options outstanding at July 31, 2008	2,620	$704,490
Options written	18,564	11,710,857
Options expired	(12,950)	(2,328,671)
Options closed	(2,222)	(3,333,000)
Options exercised	–	–

Options outstanding at January 31, 2009	6,012	$6,753,676

	Number of	Premiums
Put Options	Contracts	Received

Janus Adviser Contrarian Fund
Options outstanding at July 31, 2008	1,865	$920,647
Options written	6,524	6,769,838
Options expired	(771)	(451,682)
Options closed	(3,831)	(6,526,203)
Options exercised	(3,404)	(526,011)

Options outstanding at January 31, 2009	383	$186,589

Securities Traded on a To-Be-Announced Basis
The Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“Freddie Mac”) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Mortgage- and Asset-Backed Securities
The Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entities. The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Fund’s yield and a Fund’s return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Floating Rate Loans
Janus Adviser Balanced Fund may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan

126  Janus Adviser Series  January 31, 2009

will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Bank Loans
Janus Adviser Balanced Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year LIBOR.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the six-month period ended January 31, 2009 are indicated in the table below:

	Average
Fund	Monthly Value	Rates

Growth & Core
Janus Adviser Balanced Fund	$178,960	0%

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own, or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of a Fund’s short sales positions, other than short sales against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which a Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that a Fund may recognize upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted in each accompanying Schedule of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising

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Notes to Financial Statements (unaudited) (continued)

from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which are meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Additional Investment Risk
The Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its

128  Janus Adviser Series  January 31, 2009

obligation may result in significant financial loss to a Fund. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in a Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Restricted Cash
As of January 31, 2009, Janus Adviser Large Cap Growth Fund, Janus Adviser Orion Fund and Janus Adviser Contrarian Fund had restricted cash in the amount of $290,000, $545,250 and $300,000, respectively. The restricted cash held by the Fund represents collateral received in relation to options contracts invested by the Fund at January 31, 2009. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Dividend Distributions
Dividends of net investment income for Janus Adviser Growth and Income Fund and Janus Adviser Balanced Fund are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The remaining Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended January 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Janus Adviser Series  January 31, 2009  129

Notes to Financial Statements (unaudited) (continued)

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Funds’ investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and are based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of January 31, 2009 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedules of Investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

FASB Staff Position SFAS No. 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) is effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and has determined there is no impact on the Funds’ financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Fund.

	Average Daily
	Net Assets	Management
Fund	of Fund	Fee (%)

Growth & Core
Janus Adviser Large Cap Growth Fund	All Asset Levels	0.64%
Janus Adviser Forty Fund	All Asset Levels	0.64%
Janus Adviser Orion Fund	All Asset Levels	0.64%
Janus Adviser Mid Cap Growth Fund	All Asset Levels	0.64%
Janus Adviser Small-Mid Growth Fund	All Asset Levels	0.64%
Janus Adviser Growth and Income Fund	All Asset Levels	0.62%
Janus Adviser Fundamental Equity Fund	All Asset Levels	0.60%
Janus Adviser Contrarian Fund	All Asset Levels	0.64%
Janus Adviser Balanced Fund	All Asset Levels	0.55%

130  Janus Adviser Series  January 31, 2009

For Janus Adviser Contrarian Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index

Growth & Core
Janus Adviser Contrarian Fund	S&P 500® Index

Only the base fee rate applied until February 2007 for Janus Adviser Contrarian Fund, at which time the calculation of the performance adjustment was applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment)

The investment advisory fee paid to Janus Capital by the Fund listed above consists of two components: (i) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee”), plus or minus (ii) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund’s performance-based fee structure has been in effect for at least 12 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007 for the Fund. No Performance Adjustment will be applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) against the cumulative investment record of the benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statements of Operations reflects the Base Fee plus/minus any Performance Adjustment.

During the six-month period ended January 31, 2009, the following Fund recorded the Performance Adjustment as indicated in the table below:

Fund	Performance Adjustment

Growth & Core
Janus Adviser Contrarian Fund	$4,774

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Adviser Series  January 31, 2009  131

Notes to Financial Statements (unaudited) (continued)

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Funds. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of a Fund’s actual distribution and service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least December 1, 2009 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Fund	Expense Limit%

Growth & Core
Janus Adviser Large Cap Growth Fund	0.66%
Janus Adviser Forty Fund	0.67%
Janus Adviser Orion Fund	0.95%
Janus Adviser Mid Cap Growth Fund	0.65%
Janus Adviser Small-Mid Growth Fund	1.05%
Janus Adviser Growth and Income Fund	0.99%
Janus Adviser Fundamental Equity Fund	0.70%
Janus Adviser Contrarian Fund	0.95%
Janus Adviser Balanced Fund	0.57%

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of January 31, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the six-month period ended January 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended January 31, 2009.

For the six-month period ended January 31, 2009, Janus Capital assumed $7,088 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $37,064 was paid by the Trust during the six-month period ended January 31, 2009. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the six-month period ended January 31, 2009, redeeming shareholders of

132  Janus Adviser Series  January 31, 2009

Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Growth & Core
Janus Adviser Large Cap Growth Fund	$113
Janus Adviser Forty Fund	71,687
Janus Adviser Orion Fund	2,685
Janus Adviser Mid Cap Growth Fund	1,502
Janus Adviser Growth and Income Fund	7
Janus Adviser Fundamental Equity Fund	304
Janus Adviser Contrarian Fund	11,163
Janus Adviser Balanced Fund	7,374

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the six-month period ended January 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Growth & Core
Janus Adviser Large Cap Growth Fund	$125
Janus Adviser Forty Fund	151,587
Janus Adviser Orion Fund	5,798
Janus Adviser Mid Cap Growth Fund	6,052
Janus Adviser Small-Mid Growth Fund	1,191
Janus Adviser Growth and Income Fund	917
Janus Adviser Fundamental Equity Fund	215
Janus Adviser Contrarian Fund	12,834
Janus Adviser Balanced Fund	76,825

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the six-month period ended January 31, 2009, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

Janus Adviser Series  January 31, 2009  133

Notes to Financial Statements (unaudited) (continued)

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 1/31/09

Janus Cash Liquidity Fund LLC
Janus Adviser Large Cap Growth Fund	$10,128,000	$(3,756,000)	$641	$6,372,000
Janus Adviser Forty Fund	132,640,000	(21,137,000)	11,463	111,503,000
Janus Adviser Orion Fund	2,755,000	(1,184,000)	66	1,571,000
Janus Adviser Mid Cap Growth Fund	45,690,000	(29,779,000)	2,345	15,911,000
Janus Adviser Small-Mid Growth Fund	192,000	(135,000)	7	57,000
Janus Adviser Growth and Income Fund	2,824,000	(477,000)	155	2,347,000
Janus Adviser Fundamental Equity Fund	874,000	(874,000)	25	–
Janus Adviser Balanced Fund	78,489,000	(38,061,000)	2,843	40,428,000

	$273,592,000	$(95,403,000)	$17,545	$178,189,000

Janus Institutional Cash Management Fund - Institutional Shares
Janus Adviser Large Cap Growth Fund	$689,757	$(5,894,024)	$9,619	$–
Janus Adviser Forty Fund	103,976,745	(595,956,918)	2,330,309	–
Janus Adviser Orion Fund	3,051,527	(7,411,005)	15,443	–
Janus Adviser Mid Cap Growth Fund	17,304,288	(34,918,314)	247,087	12,316,625
Janus Adviser Small-Mid Growth Fund	216,917	(261,167)	251	5,074
Janus Adviser Growth and Income Fund	603,574	(2,028,574)	3,530	–
Janus Adviser Fundamental Equity Fund	1,029,682	(1,334,182)	1,862	–
Janus Adviser Contrarian Fund	1,854,556	(2,890,612)	2,217	–
Janus Adviser Balanced Fund	41,694,258	(52,916,534)	11,388	–

	$170,421,304	$(703,611,330)	$2,621,706	$12,321,699

Janus Institutional Money Market Fund - Institutional Shares
Janus Adviser Large Cap Growth Fund	$11,427,507	$(11,427,507)	$7,256	$–
Janus Adviser Forty Fund	912,229,092	(709,545,082)	2,925,332	293,441,680
Janus Adviser Orion Fund	11,686,946	(12,427,496)	7,718	–
Janus Adviser Mid Cap Growth Fund	90,018,186	(91,747,686)	51,984	–
Janus Adviser Small-Mid Growth Fund	1,164,716	(1,109,833)	2,335	209,956
Janus Adviser Growth and Income Fund	17,567,891	(18,752,891)	14,111	–
Janus Adviser Fundamental Equity Fund	4,392,354	(6,669,854)	3,304	–
Janus Adviser Contrarian Fund	25,134,931	(27,315,331)	8,858	–
Janus Adviser Balanced Fund	169,997,041	(230,099,467)	197,167	1,088,284

	$1,243,618,664	$(1,109,095,147)	$3,218,065	$294,739,920

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the six-month period ended January 31, 2009, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 8/1/08	Purchases	Purchases	Redemptions	Redemption	at 1/31/09

Growth & Core
Janus Adviser Large Cap Growth Fund - Class R Shares	$10	$–	–	$–	–	$10
Janus Adviser Orion Fund - Class A Shares	10	–	–	–	–	10
Janus Adviser Orion Fund - Class C Shares	10	–	–	–	–	10
Janus Adviser Orion Fund - Class I Shares	10	–	–	–	–	10
Janus Adviser Orion Fund - Class R Shares	10	–	–	–	–	10
Janus Adviser Orion Fund - Class S Shares	10	–	–	–	–	10
Janus Adviser Small-Mid Growth Fund - Class A Shares	106,179	–	–	–	–	106,179
Janus Adviser Small-Mid Growth Fund - Class C Shares	141,227	–	–	–	–	141,227
Janus Adviser Small-Mid Growth Fund - Class R Shares	164,904	–	–	–	–	164,904
Janus Adviser Small-Mid Growth Fund - Class S Shares	220,254	–	–	–	–	220,254
Janus Adviser Growth and Income Fund - Class I Shares	10	–	–	–	–	10
Janus Adviser Fundamental Equity Fund - Class I Shares	11	–	–	–	–	11
Janus Adviser Fundamental Equity Fund - Class R Shares	11	–	–	–	–	11
Janus Adviser Contrarian Fund - Class A Shares	11	–	–	–	–	11
Janus Adviser Contrarian Fund - Class C Shares	11	–	–	–	–	11
Janus Adviser Contrarian Fund - Class R Shares	11	–	–	–	–	11
Janus Adviser Contrarian Fund - Class S Shares	11	–	–	–	–	11
Janus Adviser Balanced Fund - Class I Shares	10	–	–	–	–	10
Janus Adviser Balanced Fund - Class R Shares	57	–	–	–	–	57

134  Janus Adviser Series  January 31, 2009

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of January 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Growth & Core
Janus Adviser Large Cap Growth Fund	$120,536,732	$4,628,521	$(33,082,230)	$(28,453,709)
Janus Adviser Forty Fund	4,415,468,892	303,013,164	(1,128,776,859)	(825,763,695)
Janus Adviser Orion Fund	46,917,008	1,866,436	(13,048,226)	(11,181,790)
Janus Adviser Mid Cap Growth Fund	704,383,138	24,317,443	(230,278,448)	(205,961,005)
Janus Adviser Small-Mid Growth Fund	5,844,689	223,458	(1,959,214)	(1,735,756)
Janus Adviser Growth and Income Fund	107,251,860	6,047,111	(29,108,682)	(23,061,571)
Janus Adviser Fundamental Equity Fund	60,256,545	816,917	(20,888,234)	(20,071,317)
Janus Adviser Contrarian Fund	291,355,750	3,197,789	(124,772,140)	(121,574,351)
Janus Adviser Balanced Fund	718,578,868	29,818,181	(66,968,836)	(37,150,655)

Net capital loss carryovers as of July 31, 2008 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

	July	July	July	July	Accumulated
Fund	31, 2010	31, 2011	31, 2012	31, 2016	Capital Losses

Growth & Core
Janus Adviser Large Cap Growth Fund	$–	$(21,196,678)	$(7,776,684)	$–	$(28,973,362)
Janus Adviser Forty Fund	-	-	-	-	-
Janus Adviser Orion Fund	-	-	-	-	-
Janus Adviser Mid Cap Growth Fund(1)	(35,173,145)	(11,005,936)	-	-	(46,179,081)
Janus Adviser Small-Mid Growth Fund	-	-	-	-	-
Janus Adviser Growth and Income Fund	-	-	-	-	-
Janus Adviser Fundamental Equity Fund	-	-	-	-	-
Janus Adviser Contrarian Fund	-	-	-	(1,936,896)	(1,936,896)
Janus Adviser Balanced Fund	-	-	-	-	-

(1)	Capital loss carryovers subject to annual limitations.

During the year ended July 31, 2008, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Capital Loss
Fund	Carryover Utilized

Growth & Core
Janus Adviser Large Cap Growth Fund	$24,598,797
Janus Adviser Mid Cap Growth Fund	24,100,891

Janus Adviser Series  January 31, 2009  135

Notes to Financial Statements (unaudited) (continued)

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended January 31, 2009 (unaudited)
and for each fiscal year or period ended July 31

	Class A Shares					Class C Shares
Fund	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)(2)	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

Growth & Core
Janus Adviser Large Cap Growth Fund	1.13%	1.03%	1.01%	1.23%	1.05%	1.94%	1.81%	1.79%	1.73%	1.81%	1.69%
Janus Adviser Forty Fund	1.00%	0.97%	1.05%	1.06%	0.92%	1.73%	1.73%	1.73%	1.70%	1.74%	1.67%
Janus Adviser Orion Fund	1.53%	1.60%	5.15%	23.29%	N/A	2.30%	2.38%	6.12%	24.49%	N/A	N/A
Janus Adviser Mid Cap Growth Fund	1.12%	1.04%	1.12%	1.28%	1.05%	1.99%	1.86%	1.88%	1.90%	1.87%	1.74%
Janus Adviser Small-Mid Growth Fund	5.57%	4.48%	6.40%	15.80%	N/A	6.21%	5.36%	7.08%	17.57%	N/A	N/A
Janus Adviser Growth and Income Fund	1.37%	1.00%	1.00%	1.09%	0.98%	2.08%	1.82%	1.76%	1.66%	1.80%	1.72%
Janus Adviser Fundamental Equity Fund	1.42%	1.18%	1.15%	1.33%	1.29%	2.12%	1.91%	1.90%	1.96%	2.11%	1.96%
Janus Adviser Contrarian Fund	1.24%	1.14%	1.37%	8.30%	N/A	2.01%	1.92%	2.09%	8.83%	N/A	N/A
Janus Adviser Balanced Fund	0.87%	0.88%	0.87%	0.93%	0.86%	1.62%	1.63%	1.63%	1.58%	1.68%	1.67%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements for all Funds except Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund and Janus Adviser Contrarian Fund and was less than 0.01%.
(2)	Period from September 30, 2004 (inception date) through July 31, 2005.
(3)	Period from November 28, 2005 (inception date of Class I Shares) through July 31, 2006.

136  Janus Adviser Series  January 31, 2009

Class I Shares				Class R Shares					Class S Shares
2009(1)	2008(1)	2007(1)	2006(1)(3)	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)(2)	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

0.85%	0.77%	0.76%	0.54%	1.59%	1.54%	1.51%	1.53%	1.46%	1.35%	1.25%	1.26%	1.27%	1.22%	1.19%
0.65%	0.65%	0.68%	0.70%	1.40%	1.40%	1.43%	1.46%	1.42%	1.14%	1.14%	1.18%	1.18%	1.16%	1.17%
1.20%	1.33%	4.57%	14.69%	1.95%	2.09%	6.04%	24.70%	N/A	1.70%	1.84%	6.52%	23.86%	N/A	N/A
0.73%	0.72%	0.79%	0.94%	1.48%	1.49%	1.55%	1.71%	1.55%	1.23%	1.23%	1.32%	1.38%	1.30%	1.22%
5.08%	4.34%	5.87%	11.37%	5.82%	4.94%	6.82%	20.99%	N/A	5.52%	4.81%	6.62%	19.38%	N/A	N/A
0.85%	0.74%	0.77%	0.76%	1.60%	1.49%	1.47%	1.50%	1.46%	1.35%	1.26%	1.21%	1.23%	1.21%	1.22%
1.01%	0.89%	0.85%	1.08%	1.75%	1.78%	1.60%	1.77%	1.75%	1.49%	1.35%	1.34%	1.49%	1.51%	1.46%
0.90%	0.87%	1.00%	5.97%	1.63%	1.62%	1.96%	18.91%	N/A	1.38%	1.37%	1.55%	15.34%	N/A	N/A
0.59%	0.60%	0.61%	0.63%	1.34%	1.36%	1.35%	1.38%	1.32%	1.08%	1.09%	1.09%	1.11%	1.08%	1.17%

Janus Adviser Series  January 31, 2009  137

Notes to Financial Statements (unaudited) (continued)

5.	Capital Share Transactions

	Janus Adviser		Janus Adviser		Janus Adviser		Janus Adviser		Janus Adviser
For the six-month period ended	Large Cap Growth		Forty		Orion		Mid Cap Growth		Small-Mid Growth
January 31, 2009 and the fiscal year ended	Fund		Fund		Fund		Fund		Fund
July 31, 2008 (all numbers in thousands)	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008

Transactions in Fund Shares – Class A Shares:
Shares sold	141	247	13,650	30,257	849	2,452	1,153	1,942	115	160
Reinvested dividends and distributions	2	1	877	10	29	2	3	-	14	11
Shares repurchased	(304)	(88)	(17,869)	(8,038)	(821)	(374)	(688)	(197)	(47)	(83)
Net Increase/(Decrease) in Fund Shares	(161)	160	(3,342)	22,229	57	2,080	468	1,745	82	88
Shares Outstanding, Beginning of Period	387	227	41,200	18,971	2,301	221	1,910	165	167	79
Shares Outstanding, End of Period	226	387	37,858	41,200	2,358	2,301	2,378	1,910	249	167
Transactions in Fund Shares – Class C Shares:
Shares sold	254	83	4,746	11,034	282	747	298	363	62	37
Reinvested dividends and distributions	1	-	406	-	4	1	-	-	6	5
Shares repurchased	(105)	(22)	(3,666)	(1,288)	(213)	(117)	(123)	(76)	(17)	(29)
Net Increase/(Decrease) in Fund Shares	150	61	1,486	9,746	73	631	175	287	51	13
Shares Outstanding, Beginning of Period	192	131	13,869	4,123	862	231	551	264	104	91
Shares Outstanding, End of Period	342	192	15,355	13,869	935	862	726	551	155	104
Transactions in Fund Shares – Class I Shares:
Shares sold	452	2,171	5,511	18,918	35	130	5,094	8,348	18	9
Reinvested dividends and distributions	5	13	521	6	1	-	28	-	5	5
Shares repurchased	(1,806)	(418)	(7,825)	(2,069)	(61)	(30)	(1,704)	(412)	(28)	(8)
Net Increase/(Decrease) in Fund Shares	(1,349)	1,766	(1,793)	16,855	(25)	100	3,418	7,936	(5)	6
Shares Outstanding, Beginning of Period	1,785	19	19,679	2,824	117	17	8,136	200	68	62
Shares Outstanding, End of Period	436	1,785	17,886	19,679	92	117	11,554	8,136	63	68
Transactions in Fund Shares – Class R Shares:
Shares sold	3	16	1,892	2,279	30	429	794	436	12	61
Reinvested dividends and distributions	-	-	153	-	1	-	-	-	6	7
Shares repurchased	(7)	(1)	(450)	(324)	(25)	(414)	(146)	(49)	(24)	(20)
Net Increase/(Decrease) in Fund Shares	(4)	15	1,595	1,955	6	15	648	387	(6)	48
Shares Outstanding, Beginning of Period	16	1	2,600	645	94	79	449	62	85	37
Shares Outstanding, End of Period	12	16	4,195	2,600	100	94	1,097	449	79	85
Transactions in Fund Shares – Class S Shares:
Shares sold	716	1,771	20,639	61,207	238	1,168	3,619	4,198	16	28
Reinvested dividends and distributions	36	12	4,877	50	13	-	-	-	3	3
Shares repurchased	(1,143)	(2,831)	(34,749)	(40,139)	(189)	(309)	(1,884)	(1,857)	(11)	(28)
Net Increase/(Decrease) in Fund Shares	(391)	(1,048)	(9,233)	21,118	62	859	1,735	2,341	8	3
Shares Outstanding, Beginning of Period	5,201	6,249	99,086	77,968	915	56	5,443	3,102	34	31
Shares Outstanding, End of Period	4,810	5,201	89,853	99,086	977	915	7,178	5,443	42	34

138  Janus Adviser Series  January 31, 2009

	Janus Adviser		Janus Adviser		Janus Adviser		Janus Adviser
For the six-month period ended	Growth and Income		Fundamental Equity		Contrarian		Balanced
January 31, 2009 and the fiscal year ended	Fund		Fund		Fund		Fund
July 31, 2008 (all numbers in thousands)	2009	2008	2009	2008	2009	2008	2009	2008

Transactions in Fund Shares – Class A Shares:
Shares sold	171	4,163	61	1,251	2,504	12,334	4,635	2,375
Reinvested dividends and distributions	14	775	82	74	-	31	210	82
Shares repurchased	(1,071)	(1,947)	(480)	(272)	(5,297)	(2,852)	(1,250)	(317)
Net Increase/(Decrease) in Fund Shares	(886)	2,991	(337)	1,053	(2,793)	9,513	3,595	2,140
Shares Outstanding, Beginning of Period	3,165	174	1,125	72	13,065	3,552	2,568	428
Shares Outstanding, End of Period	2,279	3,165	788	1,125	10,272	13,065	6,163	2,568
Transactions in Fund Shares – Class C Shares:
Shares sold	86	77	57	163	1,478	7,278	2,627	1,082
Reinvested dividends and distributions	1	71	62	42	-	40	127	63
Shares repurchased	(94)	(194)	(140)	(115)	(3,106)	(1,593)	(585)	(130)
Net Increase/(Decrease) in Fund Shares	(7)	(46)	(21)	90	(1,628)	5,725	2,169	1,015
Shares Outstanding, Beginning of Period	440	486	777	687	10,891	5,166	1,701	686
Shares Outstanding, End of Period	433	440	756	777	9,263	10,891	3,870	1,701
Transactions in Fund Shares – Class I Shares:
Shares sold	33	136	46	104	1,324	1,467	844	1,489
Reinvested dividends and distributions	-	1	3	1	-	5	49	68
Shares repurchased	(35)	(43)	(23)	(26)	(611)	(504)	(317)	(769)
Net Increase/(Decrease) in Fund Shares	(2)	94	26	79	713	968	576	788
Shares Outstanding, Beginning of Period	100	6	88	9	1,394	426	896	108
Shares Outstanding, End of Period	98	100	114	88	2,107	1,394	1,472	896
Transactions in Fund Shares – Class R Shares:
Shares sold	34	59	16	108	71	247	537	211
Reinvested dividends and distributions	1	39	13	1	-	2	20	3
Shares repurchased	(72)	(54)	(8)	(4)	(27)	(113)	(102)	(36)
Net Increase/(Decrease) in Fund Shares	(37)	44	21	105	44	136	455	178
Shares Outstanding, Beginning of Period	222	178	109	4	216	80	180	2
Shares Outstanding, End of Period	185	222	130	109	260	216	635	180
Transactions in Fund Shares – Class S Shares:
Shares sold	870	1,379	336	1,241	269	694	4,882	4,713
Reinvested dividends and distributions	30	1,517	238	208	-	10	1,157	1,902
Shares repurchased	(1,425)	(7,589)	(481)	(2,748)	(230)	(846)	(4,015)	(4,947)
Net Increase/(Decrease) in Fund Shares	(525)	(4,693)	93	(1,299)	39	(142)	2,024	1,668
Shares Outstanding, Beginning of Period	7,202	11,895	2,316	3,615	660	802	19,539	17,871
Shares Outstanding, End of Period	6,677	7,202	2,409	2,316	699	660	21,563	19,539

6.	Purchases and Sales of Investment Securities

For the six-month period ended January 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

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Notes to Financial Statements (unaudited) (continued)

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Growth & Core
Janus Adviser Large Cap Growth Fund	$43,437,195	$86,725,583	$–	$–
Janus Adviser Forty Fund	1,639,443,417	1,901,668,316	–	–
Janus Adviser Orion Fund	45,388,833	38,423,299	–	–
Janus Adviser Mid Cap Growth Fund	279,874,837	85,271,997	–	–
Janus Adviser Small-Mid Growth Fund	3,024,177	2,164,678	–	–
Janus Adviser Growth and Income Fund	34,030,382	48,746,363	3,207,546	–
Janus Adviser Fundamental Equity Fund	18,405,767	24,350,834	–	–
Janus Adviser Contrarian Fund	93,363,394	117,565,539
Janus Adviser Balanced Fund	392,656,838	207,684,004	265,550,133	276,209,112

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar

140  Janus Adviser Series  January 31, 2009

market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

8.	Subsequent Event

Effective February 27, 2009, Janus Adviser Fundamental Equity Fund will change its name to “Janus Adviser Research Core Fund” and will eliminate its policy to invest at least 80% of its net assets in equity securities selected for their growth potential. No change is anticipated in the day-to-day management of the Fund as a result of the elimination of this policy. The Fund will continue to invest primarily in eligible equity securities which include domestic and foreign common stock, preferred stocks, securities convertible into common stocks or preferred stocks (such as convertible preferred stocks, bonds, and debentures), and other securities with equity characteristics (including the use of derivatives).

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Funds’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Adviser Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the seven Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Janus Adviser Worldwide Growth Fund, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Fund performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to

142  Janus Adviser Series  January 31, 2009

benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Janus Adviser Worldwide Growth Fund, the Trustees considered the continuing underperformance of the Fund, and requested that Janus Capital consider additional steps to improve long-term Fund performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was

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Additional Information (unaudited) (continued)

below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively and the transfer agent receives compensation from certain Funds or certain share classes for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders, except that with respect to Janus Adviser Worldwide Growth Fund, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Fund performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Fund subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Funds’ shareholders.

144  Janus Adviser Series  January 31, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2008. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

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Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

146  Janus Adviser Series  January 31, 2009

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Adviser Series  January 31, 2009  147

Notes

148  Janus Adviser Series  January 31, 2009

Notes

Janus Adviser Series  January 31, 2009  149

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Modular Portfolio Construction®
Janus Adviser Modular Portfolio Construction® Fund invests in a diversified portfolio of underlying Janus mutual funds and securities. The Fund utilizes Janus Capital’s Modular Portfolio Construction process to allocate assets across the following three asset categories: CORE, ALPHA and ALTERNATIVE. The Fund is unique in its combination of funds and securities that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Funds distributed by Janus Distributors LLC (2/09)

C-309-062	108-24-100 03-09

2009 Semiannual Report
Janus Adviser Series

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund
Janus Adviser INTECH Risk-Managed Core Fund
Janus Adviser INTECH Risk-Managed Value Fund
Janus Adviser INTECH Risk-Managed International Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Adviser Series

Useful Information About Your Fund Report	1
Management Commentaries and Schedules of Investments
Risk-Managed
INTECH Risk-Managed Growth Fund	2
INTECH Risk-Managed Core Fund	13
INTECH Risk-Managed Value Fund	24
INTECH Risk-Managed International Fund	35
Statements of Assets and Liabilities	49
Statements of Operations	50
Statements of Changes in Net Assets	51
Financial Highlights	52
Notes to Schedules of Investments	62
Notes to Financial Statements	64
Additional Information	81
Explanations of Charts, Tables and Financial Statements	84

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was January 31, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from August 1, 2008 to January 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, to certain limits until at least December 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series  January 31, 2009  1

Janus Adviser INTECH Risk-Managed Growth Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Managed by INTECH

Performance Overview

For the six-month period ended January 31, 2009, Janus Adviser INTECH Risk-Managed Growth Fund returned -37.15% for its Class S Shares. This compares to the -34.31% return posted by the Russell 1000 Growth® Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the Russell 1000 Growth® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the Index, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s 20-year history, we have experienced six-month periods of similar magnitude in terms of both underperformance and outperformance. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the Russell 1000 Growth® Index over the long term, while attempting to manage risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Managing risk remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in Janus Adviser INTECH Risk-Managed Growth Fund.

2  Janus Adviser Series  January 31, 2009

(unaudited)

Janus Adviser INTECH Risk-Managed Growth Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of January 31, 2009

IBM Corp. Computers	4.4%
Microsoft Corp. Applications Software	3.5%
Schlumberger, Ltd. (U.S. Shares) Oil – Field Services	2.6%
Abbott Laboratories Medical – Drugs	2.2%
Hewlett-Packard Co. Computers	2.1%

14.8%

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Top Country Allocations – Long Positions (% of Investment Securities)
As of January 31, 2009

As of July 31, 2008

Janus Adviser Series  January 31, 2009  3

Janus Adviser INTECH Risk-Managed Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009					Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser INTECH Risk-Managed Growth Fund – Class A Shares

NAV	–37.12%	–39.25%	–5.38%	–0.53%	0.78%	0.78%(a)

MOP	–40.76%	–42.73%	–6.30%	–1.32%

Janus Adviser INTECH Risk-Managed Growth Fund – Class C Shares

NAV	–37.35%	–39.72%	–5.91%	–1.07%	1.60%	1.60%(a)

CDSC	–37.98%	–40.32%	–5.91%	–1.07%

Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	–37.05%	–39.09%	–5.38%	–0.53%	0.53%	0.53%(b)

Janus Adviser INTECH Risk-Managed Growth Fund – Class R Shares	–37.24%	–39.53%	–5.66%	–0.78%	1.28%	1.28%(c)

Janus Adviser INTECH Risk-Managed Growth Fund – Class S Shares	–37.15%	–39.33%	–5.38%	–0.53%	1.02%	1.02%(c)

Russell 1000® Growth Index	–34.31%	–36.44%	–4.76%	0.05%

Lipper Quartile – Class S Shares	–	2nd	3rd	4th

Lipper Ranking – Class S Shares based on total returns for Multi-Cap Growth Funds	–	253/509	224/320	234/300

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

4  Janus Adviser Series  January 31, 2009

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC) may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

The Fund’s Class C Shares commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class C Shares from January 2, 2003 through the most recent period shown. The performance shown reflects the fees and expenses of Class C Shares without, the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on January 2, 2003. All performance shown has been restated based on Class I Shares’ estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class R Shares without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the stated objective will be met.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Adviser Series  January 31, 2009  5

Janus Adviser INTECH Risk-Managed Growth Fund (unaudited)

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – January 2, 2003

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$628.80	$3.49

Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$626.50	$6.56

Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$629.50	$2.34

Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$627.60	$5.29

Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.56

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$628.50	$4.27

Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.30

†	Expenses are equal to the annualized expense ratio of 0.85% for Class A Shares, 1.60% for Class C Shares, 0.57% for Class I Shares, 1.29% for Class R Shares and 1.04% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

6  Janus Adviser Series  January 31, 2009

Janus Adviser INTECH Risk-Managed Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principle Amount		Value

Common Stock – 99.4%
Aerospace and Defense – 0.8%
14,200	Boeing Co.	$600,802
75,700	Lockheed Martin Corp.	6,210,428
1,400	Northrop Grumman Corp.	67,368
		6,878,598
Aerospace and Defense – Equipment – 0%
3,100	United Technologies Corp.	148,769
Agricultural Chemicals – 0.6%
59,100	Monsanto Co.	4,495,146
8,700	Mosaic Co.	310,329
		4,805,475
Apparel Manufacturers – 0.1%
25,200	Polo Ralph Lauren Corp.	1,033,956
Applications Software – 4.1%
218,900	Compuware Corp.*	1,422,850
1,712,200	Microsoft Corp.	29,278,620
134,800	Red Hat, Inc.*	1,974,820
55,200	Salesforce.com, Inc.*	1,468,872
		34,145,162
Athletic Footwear – 0.3%
63,500	NIKE, Inc. – Class B	2,873,375
Beverages – Non-Alcoholic – 4.1%
390,500	Coca-Cola Co.	16,682,160
344,600	PepsiCo, Inc.	17,309,258
		33,991,418
Beverages – Wine and Spirits – 0.4%
69,600	Brown-Forman Corp. – Class B	3,160,536
Building – Residential and Commercial – 0%
18,300	Pulte Homes, Inc.	185,745
Building Products – Air and Heating – 0%
2,500	Lennox International, Inc.	70,275
Cable Television – 0.6%
244,700	Comcast Corp. – Class A	3,584,855
78,100	DIRECTV Group, Inc.*	1,710,390
		5,295,245
Casino Services – 0%
14,900	Scientific Games Corp. – Class A*	187,293
Cellular Telecommunications – 0.1%
50,700	N.I.I. Holdings, Inc.*	983,580
Chemicals – Diversified – 0.4%
25,000	FMC Corp.	1,115,500
21,400	PPG Industries, Inc.	804,212
26,000	Rohm & Haas Co.	1,434,940
		3,354,652
Chemicals – Specialty – 0.1%
17,300	Sigma-Aldrich Corp.	624,184
Coal – 1.0%
191,000	Alpha Natural Resources, Inc.*	3,117,120
12,900	Arch Coal, Inc.	195,951
131,100	Massey Energy Co.	1,990,098
87,300	Patriot Coal Corp.*	447,849
127,800	Walter Industries, Inc.	2,356,632
		8,107,650
Coatings and Paint Products – 0%
7,000	Sherwin-Williams Co.	334,250
Commercial Services – 0.4%
14,900	Alliance Data Systems Corp.	619,691
108,100	Quanta Services, Inc.	2,311,178
		2,930,869
Commercial Services – Finance – 2.8%
93,700	Automatic Data Processing, Inc.	3,404,121
22,600	Global Payments, Inc.	784,446
338,900	H&R Block, Inc.	7,025,397
35,100	MasterCard, Inc. – Class A	4,765,878
94,900	Visa, Inc. – Class A	4,683,315
171,500	Western Union Co.	2,342,690
		23,005,847
Computer Aided Design – 0.1%
25,000	Ansys, Inc.*	621,500
Computer Services – 0.7%
116,900	Accenture, Ltd. – Class A	3,689,364
44,700	Affiliated Computer Services, Inc. – Class A	2,049,942
		5,739,306
Computer Software – 0.1%
42,200	Metavante Technologies, Inc.*	612,322
Computers – 8.3%
164,200	Apple, Inc.*	14,799,346
79,700	Dell, Inc.*	757,150
506,900	Hewlett-Packard Co.	17,614,775
397,800	IBM Corp.	36,458,370
		69,629,641
Computers – Integrated Systems – 0.5%
116,100	Diebold, Inc.	2,876,958
114,000	NCR Corp.	1,430,700
		4,307,658
Computers – Memory Devices – 0.2%
14,700	Network Appliance, Inc.*	218,001
18,800	SanDisk Corp.*	214,884
53,700	Western Digital Corp.*	788,316
		1,221,201
Consulting Services – 0.1%
17,000	FTI Consulting, Inc.*	697,170
Containers – Metal and Glass – 0.1%
12,500	Ball Corp.	479,250
31,100	Crown Holdings, Inc.*	583,125
2,200	Owens-Illinois, Inc.*	41,800
		1,104,175
Cosmetics and Toiletries – 3.2%
6,600	Alberto-Culver Co.	161,436
42,000	Avon Products, Inc.	858,900
94,400	Colgate-Palmolive Co.	6,139,776
159,700	Estee Lauder Companies, Inc. – Class A	4,192,125
275,634	Procter & Gamble Co.	15,022,053
		26,374,290
Data Processing and Management – 0.3%
36,800	Dun & Bradstreet Corp.	2,796,800
Dental Supplies and Equipment – 0%
13,000	Dentsply International, Inc.	349,830

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  7

Janus Adviser INTECH Risk-Managed Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principle Amount		Value

Dialysis Centers – 0.1%
9,500	Davita, Inc.*	$446,500
Disposable Medical Products – 0.1%
9,700	C.R. Bard, Inc.	830,029
Distribution/Wholesale – 1.2%
158,400	Fastenal Co.	5,414,112
64,800	W.W. Grainger, Inc.	4,727,160
		10,141,272
Diversified Operations – 2.9%
44,800	3M Co.	2,409,792
42,200	Brink’s Co.	1,115,346
48,400	Cooper Industries, Ltd. – Class A	1,302,444
291,800	Dover Corp.	8,252,104
1,500	Harsco Corp.	35,580
131,900	Honeywell International, Inc.	4,327,639
16,400	Illinois Tool Works, Inc.	535,624
31,800	ITT Corp.	1,439,904
7,100	SPX Corp.	298,981
195,200	Tyco International, Ltd.	4,103,104
		23,820,518
E-Commerce/Products – 0.4%
49,500	Amazon.com, Inc.	2,911,590
Electric – Integrated – 0.3%
8,000	Constellation Energy Group, Inc.	210,400
1,300	Entergy Corp.	99,268
5,000	Exelon Corp.	271,100
25,800	PPL Corp.	791,028
33,000	Public Service Enterprise Group, Inc.	1,041,810
		2,413,606
Electric Products – Miscellaneous – 0.2%
22,200	AMETEK, Inc.	709,512
12,400	Emerson Electric Co.	405,480
18,300	Molex, Inc.	244,671
		1,359,663
Electronic Components – Miscellaneous – 0.1%
110,100	Jabil Circuit, Inc.	640,782
Electronic Components – Semiconductors – 2.9%
430,400	Altera Corp.	6,619,552
61,500	Broadcom Corp. – Class A*	974,775
433,400	Intel Corp.	5,590,860
205,800	Microchip Technology, Inc.	3,904,026
172,600	National Semiconductor Corp.	1,750,164
315,600	Xilinx, Inc.	5,317,860
		24,157,237
Electronic Connectors – 0.1%
41,600	Amphenol Corp. – Class A	1,087,840
Electronic Forms – 0.1%
50,700	Adobe Systems, Inc.*	979,017
Electronic Measuring Instruments – 0.4%
36,300	FLIR Systems, Inc.*	906,411
7,000	Itron, Inc.*	457,100
36,600	National Instruments Corp.	785,802
63,200	Trimble Navigation, Ltd.*	936,624
		3,085,937
Electronics – Military – 0%
2,800	L-3 Communications Holdings, Inc.	221,256
Energy – Alternate Sources – 0.7%
37,800	First Solar, Inc.*	5,397,840
Engineering – Research and Development Services – 0.3%
59,600	Fluor Corp.	2,318,440
8,500	Jacobs Engineering Group, Inc.*	328,695
		2,647,135
Engines – Internal Combustion – 0.2%
79,200	Cummins, Inc.	1,899,216
Enterprise Software/Services – 1.1%
28,300	BMC Software, Inc.	716,839
495,544	Oracle Corp.*	8,340,006
		9,056,845
Entertainment Software – 0.4%
409,600	Activision, Inc.*	3,588,096
Fiduciary Banks – 0.2%
22,200	Northern Trust Corp.	1,276,944
Filtration and Separations Products – 0.1%
16,900	Pall Corp.	440,583
Finance – Consumer Loans – 0.1%
44,300	SLM Corp.*	507,235
Finance – Investment Bankers/Brokers – 0.1%
25,600	Charles Schwab Corp.	347,904
12,800	Lazard Ltd. – Class A	339,200
14,700	TD Ameritrade Holding Corp.*	165,228
		852,332
Food – Confectionery – 0.6%
105,300	Hershey Foods Corp.	3,925,584
30,600	J.M. Smucker Co.	1,381,590
		5,307,174
Food – Meat Products – 0%
18,900	Tyson Foods, Inc. – Class A	167,265
Food – Miscellaneous/Diversified – 1.6%
39,300	Campbell Soup Co.	1,193,541
37,500	General Mills, Inc.	2,218,125
156,900	H.J. Heinz Co.	5,726,850
73,400	Kellogg Co.	3,206,846
36,600	McCormick & Company, Inc.	1,172,664
		13,518,026
Food – Retail – 0.3%
126,800	Kroger Co.	2,853,000
Food – Wholesale/Distribution – 0.1%
24,200	Sysco Corp.	539,418
Forestry – 0%
5,700	Plum Creek Timber Company, Inc.	175,389
Hazardous Waste Disposal – 0.1%
9,600	Stericycle, Inc.*	469,632
Hospital Beds and Equipment – 0%
20,300	Hillenbrand Industries, Inc.	285,824
Hotels and Motels – 0%
1,200	Starwood Hotels & Resorts Worldwide, Inc.	18,144
Human Resources – 0.2%
62,200	Hewitt Associates, Inc. – Class A*	1,765,236
9,500	Robert Half International, Inc.	161,025
		1,926,261

See Notes to Schedules of Investments and Financial Statements.

8  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principle Amount		Value

Independent Power Producer – 0%
48,500	Calpine Corp.*	$359,385
Industrial Audio and Video Products – 0%
1,700	Dolby Laboratories, Inc.*	43,452
Industrial Gases – 0.5%
6,700	Air Products and Chemicals, Inc.	337,010
36,100	Airgas, Inc.	1,274,691
46,200	Praxair, Inc.	2,876,412
		4,488,113
Instruments – Scientific – 0.1%
87,200	PerkinElmer, Inc.	1,100,464
500	Thermo Fisher Scientific, Inc.*	17,965
		1,118,429
Insurance Brokers – 0%
8,500	Brown & Brown, Inc.	162,605
Internet Content – Information/News – 0%
18,000	Hlth Corp.*	204,840
Internet Infrastructure Software – 0.2%
83,400	F5 Networks, Inc.*	1,848,978
Internet Security – 0%
4,300	VeriSign, Inc.	83,033
Investment Management and Advisory Services – 0.2%
15,700	BlackRock, Inc.	1,708,160
Life and Health Insurance – 0.2%
70,200	AFLAC, Inc.	1,629,342
Machine Tools and Related Products – 0.3%
14,700	Kennametal, Inc.	235,788
61,700	Lincoln Electric Holdings, Inc.	2,540,189
		2,775,977
Machinery – Construction and Mining – 1.4%
48,900	Bucyrus International, Inc.	757,950
338,200	Caterpillar, Inc.	10,433,470
7,000	Joy Global, Inc.	145,810
		11,337,230
Machinery – Farm – 0%
5,800	Deere & Co.	201,492
Machinery – General Industrial – 0.5%
139,800	Idex Corp.	3,160,878
17,800	Roper Industries, Inc.	732,292
		3,893,170
Machinery – Pumps – 0.5%
39,000	Flowserve Corp.	2,079,090
88,300	Graco, Inc.	1,878,141
		3,957,231
Medical – Biomedical and Genetic – 3.1%
72,600	Celgene Corp.*	3,844,170
5,900	Charles River Laboratories International, Inc.*	144,019
84,900	Genentech, Inc.*	6,897,276
8,200	Genzyme Corp.*	565,144
137,900	Gilead Sciences, Inc.*	7,001,183
134,800	Illumina, Inc.*	3,688,128
107,600	Vertex Pharmaceuticals, Inc.*	3,556,180
		25,696,100
Medical – Drugs – 2.7%
324,600	Abbott Laboratories	17,995,824
48,600	Bristol-Myers Squibb Co.	1,040,526
14,300	Cephalon, Inc.*	1,103,674
76,700	Merck & Company, Inc.	2,189,785
11,000	Schering-Plough Corp.	193,160
		22,522,969
Medical – Generic Drugs – 0.1%
16,400	Perrigo Co.	481,340
9,100	Watson Pharmaceuticals, Inc.*	248,248
		729,588
Medical – HMO – 0%
6,500	WellCare Health Plans, Inc.*	96,070
Medical – Hospitals – 0%
10,600	Community Health Care Corp.*	197,584
Medical – Wholesale Drug Distributors – 0.1%
17,600	Cardinal Health, Inc.	662,640
Medical Information Systems – 0.1%
47,400	IMS Health, Inc.	688,248
Medical Instruments – 1.6%
98,100	Boston Scientific Corp.*	870,147
80,600	Edwards Lifesciences Corp.	4,633,694
2,400	Intuitive Surgical, Inc.*	247,752
134,300	Medtronic, Inc.	4,497,707
19,400	St. Jude Medical, Inc.*	705,578
39,100	Techne Corp.	2,344,827
		13,299,705
Medical Labs and Testing Services – 0.7%
52,900	Covance, Inc.*	2,041,940
3,200	Laboratory Corporation of America Holdings*	189,440
73,800	Quest Diagnostics, Inc.	3,642,030
		5,873,410
Medical Products – 3.1%
232,500	Baxter International, Inc.	13,636,125
21,200	Becton, Dickinson and Co.	1,540,604
108,500	Johnson & Johnson	6,259,365
37,600	Stryker Corp.	1,588,224
76,300	Varian Medical Systems, Inc.*	2,833,019
11,600	Zimmer Holdings, Inc.*	422,240
		26,279,577
Metal – Aluminum – 0%
10,000	Alcoa, Inc.	77,900
Metal – Iron – 0.4%
159,100	Cleveland-Cliffs, Inc.	3,686,347
Motion Pictures and Services – 0.2%
67,400	DreamWorks Animation SKG, Inc. – Class A*	1,479,430
Multimedia – 0.5%
4,700	FactSet Research Systems, Inc.	187,060
76,700	Liberty Media Corp. – Entertainment – Class A*	1,407,445
16,600	McGraw-Hill Companies, Inc.	365,034
95,400	Walt Disney Co.	1,972,872
		3,932,411

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  9

Janus Adviser INTECH Risk-Managed Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principle Amount		Value

Networking Products – 1.9%
1,079,900	Cisco Systems, Inc.*	$16,166,103
Non-Hazardous Waste Disposal – 0.8%
37,800	Republic Services, Inc.	977,508
185,400	Waste Management, Inc.	5,782,626
		6,760,134
Office Automation and Equipment – 0.1%
23,500	Pitney Bowes, Inc.	523,110
Oil – Field Services – 3.3%
10,900	Baker Hughes, Inc.	363,188
90,000	Halliburton Co.	1,552,500
59,500	Oil States International, Inc.*	1,089,445
523,000	Schlumberger, Ltd. (U.S. Shares)	21,343,630
55,900	Smith International, Inc.	1,268,930
62,300	Superior Energy Services, Inc.*	970,634
98,300	Weatherford International, Ltd.*	1,084,249
		27,672,576
Oil and Gas Drilling – 0.9%
2,800	Diamond Offshore Drilling, Inc.	175,728
78,300	ENSCO International, Inc.	2,142,288
82,300	Nabors Industries, Ltd.*	901,185
154,600	Patterson-UTI Energy, Inc.	1,477,976
87,900	Pride International, Inc.*	1,416,948
56,500	Unit Corp.*	1,409,110
		7,523,235
Oil Companies – Exploration and Production – 3.3%
23,200	Cabot Oil & Gas Corp.	637,768
37,500	Chesapeake Energy Corp.	592,875
24,900	Encore Acquisition Co.*	676,782
48,500	EOG Resources, Inc.	3,286,845
2,100	Equitable Resources, Inc.	71,883
48,600	Mariner Energy, Inc.*	481,140
188,400	Occidental Petroleum Corp.	10,277,220
217,100	Petrohawk Energy Corp.*	4,279,041
5,200	Plains Exploration & Production Co.*	109,824
4,200	Quicksilver Resources, Inc.*	29,106
23,800	Range Resources Corp.	852,992
126,000	Southwestern Energy Co.*	3,987,900
4,900	St. Mary Land & Exploration Co.	94,815
84,000	Whitting Petroleum Corp.*	2,436,000
		27,814,191
Oil Companies – Integrated – 1.7%
140,200	Exxon Mobil Corp.	10,722,496
60,900	Hess Corp.	3,386,649
		14,109,145
Oil Field Machinery and Equipment – 0%
5,900	FMC Technologies, Inc.*	174,581
6,900	National-Oilwell Varco, Inc.*	182,436
		357,017
Optical Supplies – 0%
10,600	Advanced Medical Optics, Inc.*	232,882
Pharmacy Services – 1.7%
82,000	Express Scripts, Inc. – Class A*	4,408,320
215,566	Medco Health Solutions, Inc.*	9,685,380
8,600	Omnicare, Inc.	240,456
		14,334,156
Power Converters and Power Supply Equipment – 0%
7,300	SunPower Corp. – Class A*	244,988
Protection – Safety – 0%
3,200	Brinks Home Security Holdings, Inc.*	73,184
Publishing – Books – 0.1%
25,700	John Wiley & Sons, Inc. – Class A	910,551
Real Estate Operating/Development – 0.3%
106,800	St. Joe Co.*	2,568,540
REIT – Apartments – 0.1%
24,838	Apartment Investment & Management Co. – Class A	253,623
12,900	Essex Property Trust, Inc.	852,045
		1,105,668
REIT – Diversified – 0.1%
30,600	Digital Realty Trust, Inc.	976,140
REIT – Health Care – 0.2%
22,800	HCP, Inc.	532,152
13,700	Heath Care REIT, Inc.	517,997
2,900	Nationwide Health Properties, Inc.	74,037
7,900	Ventas, Inc.	220,173
		1,344,359
REIT – Regional Malls – 0.2%
33,700	Simon Property Group, Inc.	1,448,426
Research and Development – 0.1%
28,200	Pharmaceutical Product Development, Inc.	673,698
Retail – Apparel and Shoe – 1.4%
162,400	Limited, Inc.	1,286,208
7,200	Phillips-Van Heusen Corp.	136,944
238,800	Ross Stores, Inc.	7,025,496
215,700	Urban Outfitters, Inc.*	3,360,606
		11,809,254
Retail – Auto Parts – 0.5%
72,000	Advance Auto Parts, Inc.	2,356,560
12,300	AutoZone, Inc.	1,634,547
		3,991,107
Retail – Automobile – 0.1%
47,700	Copart, Inc.*	1,149,093
Retail – Bedding – 0%
7,500	Bed Bath & Beyond, Inc.	174,225
Retail – Building Products – 0%
20,000	Lowe’s Companies, Inc.	365,400
Retail – Catalog Shopping – 0.4%
86,700	MSC Industrial Direct Company, Inc. – Class A	2,970,342
Retail – Computer Equipment – 0.1%
39,300	GameStop Corp. – Class A*	973,854
Retail – Discount – 3.1%
186,300	Big Lots, Inc.	2,505,735
66,500	Costco Wholesale Corp.	2,994,495
80,100	Dollar Tree Stores, Inc.*	3,421,071
7,100	Family Dollar Stores, Inc.	197,167
1,700	Target Corp.	53,040
361,800	Wal-Mart Stores, Inc.	17,048,016
		26,219,524

See Notes to Schedules of Investments and Financial Statements.

10  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principle Amount		Value

Retail – Drug Store – 0.8%
188,346	CVS/Caremark Corp.	$5,062,740
57,400	Walgreen Co.	1,573,334
		6,636,074
Retail – Major Department Stores – 0.4%
173,400	TJX Companies, Inc.	3,367,428
Retail – Office Supplies – 0.2%
120,500	Staples, Inc.	1,920,770
Retail – Pet Food and Supplies – 0.2%
92,900	PETsMART, Inc.	1,743,733
Retail – Regional Department Stores – 0.4%
81,000	Kohl’s Corp.*	2,973,510
Retail – Restaurants – 1.5%
6,300	Burger King Holdings, Inc.	140,175
9,900	Darden Restaurants, Inc.	259,578
168,900	McDonald’s Corp.	9,799,578
48,200	Panera Bread Co. – Class A*	2,264,436
7,200	Yum! Brands, Inc.	206,064
		12,669,831
Savings/Loan/Thrifts – 0.5%
11,900	Capitol Federal Financial	492,660
311,100	Hudson City Bancorp, Inc.	3,608,760
		4,101,420
Schools – 0.4%
1,100	Devry, Inc.	58,938
11,000	ITT Educational Services, Inc.*	1,347,610
10,000	Strayer Education, Inc.	2,164,300
		3,570,848
Semiconductor Components/Integrated Circuits – 1.0%
93,200	Analog Devices, Inc.	1,862,136
246,400	Linear Technology Corp.	5,770,688
58,400	Marvell Technology Group, Ltd.*	425,736
		8,058,560
Semiconductor Equipment – 0%
10,700	Applied Materials, Inc.	100,259
Soap and Cleaning Preparations – 0.3%
43,400	Church & Dwight Company, Inc.	2,310,182
Steel – Producers – 0.2%
31,500	AK Steel Holding Corp.	254,205
1,100	Nucor Corp.	44,869
7,800	Steel Dynamics, Inc.	82,836
31,400	United States Steel Corp.	942,942
		1,324,852
Steel Pipe and Tube – 0%
1,100	Valmont Industries	44,638
Telecommunication Equipment – 0.1%
50,400	CommScope, Inc.*	726,768
Telecommunication Equipment – Fiber Optics – 0%
2,900	Corning, Inc.	29,319
Telecommunication Services – 0.1%
22,300	Embarq Corp.	796,556
Telephone – Integrated – 0.1%
76,400	Citizens Communications Co.	619,604
Tobacco – 1.7%
39,800	Altria Group, Inc.	658,292
358,100	Philip Morris International, Inc.	13,303,415
		13,961,707
Toys – 0.3%
108,000	Hasbro, Inc.	2,606,040
Transportation – Equipment and Leasing – 0%
5,600	GATX Corp.	134,960
Transportation – Marine – 0.3%
79,700	Frontline, Ltd.	2,272,247
8,500	Kirby Corp.*	203,830
4,600	Tidewater, Inc.	191,406
		2,667,483
Transportation – Railroad – 5.7%
182,600	Burlington Northern Santa Fe Corp.	12,097,250
497,900	CSX Corp.	14,419,184
169,000	Kansas City Southern*	3,069,040
164,700	Norfolk Southern Corp.	6,317,892
266,100	Union Pacific Corp.	11,652,519
		47,555,885
Transportation – Services – 0.6%
71,200	C.H. Robinson Worldwide, Inc.	3,273,776
45,100	Ryder System, Inc.	1,523,478
6,600	United Parcel Service, Inc. – Class B	280,434
20,100	UTi Worldwide, Inc. (U.S. Shares)	220,296
		5,297,984
Transportation – Truck – 0.8%
14,800	Con-Way, Inc.	326,044
150,200	J.B. Hunt Transport Services, Inc.	3,344,954
79,400	Landstar System, Inc.	2,848,078
		6,519,076
Vitamins and Nutrition Products – 0.1%
2,900	Herbalife, Ltd.	59,479
23,000	NBTY, Inc.*	434,010
		493,489
Web Portals/Internet Service Providers – 1.0%
18,200	Google, Inc. – Class A*	6,161,246
60,600	Sohu.com, Inc.*	2,396,730
12,600	Yahoo!, Inc.*	147,798
		8,705,774
Wireless Equipment – 1.5%
364,900	QUALCOMM, Inc.	12,607,295

Total Common Stock (cost $1,022,548,895)		831,660,741

Money Market – 0.2%
2,070,000	Janus Cash Liquidity LLC, 0% (cost $2,070,000)	2,070,000

Total Investments (total cost $1,024,618,895) – 99.6%		833,730,741

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		3,043,338

Net Assets – 100%		$836,774,079

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  11

Janus Adviser INTECH Risk-Managed Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$14,117,529	1.7%
Cayman Islands	59,479	0.0%
Netherlands Antilles	21,343,630	2.6%
United States††	797,989,807	95.7%
Virgin Islands (British)	220,296	0.0%

Total	$833,730,741	100.0%

††	Includes Short-Term Securities (95.5% excluding Short-Term Securities).

See Notes to Schedules of Investments and Financial Statements.

12  Janus Adviser Series  January 31, 2009

Janus Adviser INTECH Risk-Managed Core Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Managed by INTECH

Performance Overview

For the six-month period ended January 31, 2009, Janus Adviser INTECH Risk-Managed Core Fund returned -32.56% for its Class S Shares. This compares to the -33.95 % return posted by the S&P 500® Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the Index, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s 20-year history, we have experienced six-month periods of similar magnitude in terms of both underperformance and outperformance. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long term, while attempting to manage risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Managing risk remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in Janus Adviser INTECH Risk-Managed Core Fund.

Janus Adviser Series  January 31, 2009  13

Janus Adviser INTECH Risk-Managed Core Fund (unaudited)

Janus Adviser INTECH Risk-Managed Core Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of January 31, 2009

Exxon Mobil Corp. Oil Companies – Integrated	6.0%
AT&T, Inc. Telephone – Integrated	3.6%
Procter & Gamble Co. Cosmetics and Toiletries	2.3%
General Electric Co. Diversified Operations	2.2%
Chevron Corp. Oil Companies – Integrated	2.0%

16.1%

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Top Country Allocations – Long Positions (% of Investment Securities)
As of January 31, 2009

As of July 31, 2008

14  Janus Adviser Series  January 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009					Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser INTECH Risk-Managed Core Fund – Class A Shares

NAV	–32.51%	–35.80%	–2.32%	2.07%	0.85%	0.85%(a)

MOP	–36.41%	–39.51%	–3.36%	1.08%

Janus Adviser INTECH Risk-Managed Core Fund – Class C Shares

NAV	–32.72%	–36.27%	–2.85%	1.53%	1.61%	1.60%(a)

CDSC	–33.39%	–36.90%	–2.85%	1.53%

Janus Adviser INTECH Risk-Managed Core Fund – Class I Shares	–32.45%	–35.66%	–2.32%	2.08%	0.54%	0.54%(b)

Janus Adviser INTECH Risk-Managed Core Fund – Class R Shares	–32.69%	–36.15%	–2.72%	1.55%	1.30%	1.30%(c)

Janus Adviser INTECH Risk-Managed Core Fund – Class S Shares	–32.56%	–35.95%	–2.32%	2.08%	1.02%	1.02%(c)

S&P 500® Index	–33.95%	–38.63%	–4.24%	0.34%

Lipper Quartile – Class S Shares	–	1st	1st	1st

Lipper Ranking – Class S Shares based on total returns for Multi-Cap Core Funds	–	153/780	71/452	73/402

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Adviser Series  January 31, 2009  15

Janus Adviser INTECH Risk-Managed Core Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit.Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC) may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

The Fund’s Class C Shares commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class C Shares from January 2, 2003 through the most recent period shown. The performance shown reflects the fees and expenses of Class C Shares without, the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on January 2, 2003. All performance shown has been restated based on Class I Shares’ estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class R Shares without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the stated objective will be met.

See Notes to Schedules of Investments for index definitions.

16  Janus Adviser Series  January 31, 2009

(unaudited)

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – January 2, 2003

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$674.90	$3.59

Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$672.80	$6.75

Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$675.50	$2.53

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$673.10	$5.69

Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$674.40	$4.64

Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

†	Expenses are equal to the annualized expense ratio of 0.85% for Class A Shares, 1.60% for Class C Shares, 0.60% for Class I Shares, 1.35% for Class R Shares and 1.10% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  January 31, 2009  17

Janus Adviser INTECH Risk-Managed Core Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Common Stock – 99.5%
Aerospace and Defense – 1.5%
3,700	Boeing Co.	$156,547
2,600	General Dynamics Corp.	147,498
8,400	Lockheed Martin Corp.	689,136
500	Raytheon Co.	25,310
		1,018,491
Aerospace and Defense – Equipment – 0.2%
2,800	United Technologies Corp.	134,372
Agricultural Chemicals – 0.4%
400	CF Industries Hodlings, Inc.	18,800
3,300	Monsanto Co.	250,998
		269,798
Agricultural Operations – 0%
400	Archer-Daniels-Midland Co.	10,952
Airlines – 0.4%
40,900	Southwest Airlines Co.	287,527
Apparel Manufacturers – 0.5%
4,600	Coach, Inc.*	67,160
2,300	Polo Ralph Lauren Corp.	94,369
3,400	VF Corp.	190,468
		351,997
Appliances – 0%
100	Whirlpool Corp.	3,343
Applications Software – 1.0%
15,900	Compuware Corp.*	103,350
31,600	Microsoft Corp.	540,360
700	Salesforce.com, Inc.*	18,627
		662,337
Athletic Footwear – 0.3%
4,700	NIKE, Inc. – Class B	212,675
Audio and Video Products – 0%
900	Harman International Industries, Inc.	14,481
Automotive – Medium and Heavy Duty Trucks – 0%
550	PACCAR, Inc.	14,515
Automotive – Truck Parts and Equipment – Original – 0.3%
15,100	Johnson Controls, Inc.	188,901
Beverages – Non-Alcoholic – 2.1%
16,600	Coca-Cola Co.	709,152
14,700	PepsiCo, Inc.	738,381
		1,447,533
Beverages – Wine and Spirits – 0.4%
5,025	Brown-Forman Corp. – Class B	228,185
1,100	Constellation Brands, Inc. – Class A*	15,972
		244,157
Brewery – 0.1%
1,200	Molson Coors Brewing Co. – Class B	48,324
Broadcast Services and Programming – 0%
1,300	Scripps Networks, Intl.	27,911
Building – Residential and Commercial – 0.3%
500	Centex Corp.	4,255
5,500	D.R. Horton, Inc.	32,780
2,000	KB Home	21,340
7,000	Lennar Corp. – Class A	53,830
12,000	Pulte Homes, Inc.	121,800
		234,005
Cable Television – 1.1%
37,800	Comcast Corp. – Class A	553,770
9,900	DIRECTV Group, Inc.*	216,810
		770,580
Casino Hotels – 0%
500	Wynn Resorts, Ltd.*	15,040
Chemicals – Diversified – 1.0%
15,500	E.I. du Pont de Nemours and Co.	355,880
6,200	PPG Industries, Inc.	232,996
1,400	Rohm & Haas Co.	77,266
		666,142
Chemicals – Specialty – 0.2%
400	Eastman Chemical Co.	10,380
100	Ecolab, Inc.	3,396
2,700	Sigma-Aldrich Corp.	97,416
		111,192
Coal – 0.3%
1,800	CONSOL Energy, Inc.	49,068
7,400	Massey Energy Co.	112,332
2,100	Peabody Energy Corp.	52,500
		213,900
Coatings and Paint Products – 0%
300	Sherwin-Williams Co.	14,325
Commercial Banks – 0.5%
10,200	BB&T Corp.	201,858
1,629	First Horizon National Corp.	15,508
2,100	M&T Bank Corp.	81,711
3,200	Regions Financial Corp.	11,072
2,700	Zions Bancorporation	40,284
		350,433
Commercial Services – 0.1%
1,300	Convergys Corp.*	9,789
1,400	Iron Mountain, Inc.*	28,644
		38,433
Commercial Services – Finance – 1.6%
4,100	Automatic Data Processing, Inc.	148,953
700	Equifax, Inc.	17,304
21,100	H&R Block, Inc.	437,403
500	MasterCard, Inc. – Class A	67,890
11,800	Moody’s Corp.	252,756
600	Paychex, Inc.	14,574
10,300	Western Union Co.	140,698
		1,079,578
Computer Services – 0.8%
8,500	Affiliated Computer Services, Inc. – Class A	389,810
4,200	Computer Sciences Corp.*	154,728
		544,538
Computers – 4.7%
7,200	Apple, Inc.*	648,936
3,700	Dell, Inc.*	35,150
33,500	Hewlett-Packard Co.	1,164,125

See Notes to Schedules of Investments and Financial Statements.

18  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Computers – (continued)
14,700	IBM Corp.	$1,347,255
		3,195,466
Computers – Memory Devices – 0.1%
1,500	EMC Corp.*	16,560
4,400	Network Appliance, Inc.*	65,252
1,400	SanDisk Corp.*	16,002
		97,814
Computers – Peripheral Equipment – 0%
700	Lexmark International Group, Inc. – Class A*	16,576
Containers – Metal and Glass – 0.2%
3,500	Ball Corp.	134,190
1,600	Owens-Illinois, Inc.*	30,400
		164,590
Containers – Paper and Plastic – 0.4%
6,800	Bemis Company, Inc.	153,476
100	Pactiv Corp.*	2,162
6,900	Sealed Air Corp.	93,495
		249,133
Cosmetics and Toiletries – 3.4%
1,500	Avon Products, Inc.	30,675
7,700	Colgate-Palmolive Co.	500,808
8,700	Estee Lauder Companies, Inc. – Class A	228,375
28,988	Procter & Gamble Co.	1,579,846
		2,339,704
Cruise Lines – 0%
100	Carnival Corp. (U.S. Shares)	1,819
Data Processing and Management – 0.3%
2,400	Dun & Bradstreet Corp.	182,400
Dental Supplies and Equipment – 0%
700	Dentsply International, Inc.	18,837
200	Patterson Companies, Inc.*	3,678
		22,515
Dialysis Centers – 0.1%
1,300	DaVita, Inc.*	61,100
Disposable Medical Products – 0.1%
600	C.R. Bard, Inc.	51,342
Distribution/Wholesale – 0.7%
7,900	Fastenal Co.	270,022
2,900	W.W. Grainger, Inc.	211,555
		481,577
Diversified Operations – 5.1%
2,500	3M Co.	134,475
2,600	Cooper Industries, Ltd. – Class A	69,966
16,400	Dover Corp.	463,792
125,600	General Electric Co.	1,523,528
7,600	Honeywell International, Inc.	249,356
3,900	Illinois Tool Works, Inc.	127,374
2,292	Ingersoll-Rand Co. – Class A	37,153
2,800	ITT Corp.	126,784
13,100	Leggett & Platt, Inc.	163,619
13,400	Leucadia National Corp.*	213,328
15,400	Tyco International, Ltd.	323,708
		3,433,083
E-Commerce/Products – 0.3%
3,900	Amazon.com, Inc.	229,398
Electric – Integrated – 2.8%
3,500	Constellation Energy Group, Inc.	92,050
100	Edison International	3,257
4,900	Entergy Corp.	374,164
400	Exelon Corp.	21,688
4,800	FirstEnergy Corp.	239,952
8,500	FPL Group, Inc.	438,175
100	PG&E Corp.	3,867
8,600	PPL Corp.	263,676
8,400	Public Service Enterprise Group, Inc.	265,188
1,100	SCANA Corp.	37,719
2,900	Southern Co.	97,005
10,400	TECO Energy, Inc.	124,904
		1,961,645
Electric Products – Miscellaneous – 0.1%
600	Emerson Electric Co.	19,620
3,400	Molex, Inc.	45,458
		65,078
Electronic Components – Miscellaneous – 0.2%
16,900	Jabil Circuit, Inc.	98,358
5,100	Tyco Electronics, Ltd.	72,216
		170,574
Electronic Components – Semiconductors – 2.1%
22,000	Altera Corp.	338,360
8,300	Broadcom Corp. – Class A*	131,555
13,200	Intel Corp.	170,280
15,500	Microchip Technology, Inc.	294,035
10,700	National Semiconductor Corp.	108,498
8,300	QLogic Corp.*	93,956
18,500	Xilinx, Inc.	311,725
		1,448,409
Electronic Forms – 0%
1,400	Adobe Systems, Inc.*	27,034
Electronic Measuring Instruments – 0%
1,300	FLIR Systems, Inc.*	32,461
Electronics – Military – 0%
100	L-3 Communications Holdings, Inc.	7,902
Engineering – Research and Development Services – 0.4%
4,400	Fluor Corp.	171,160
2,300	Jacobs Engineering Group, Inc.*	88,941
		260,101
Engines – Internal Combustion – 0.3%
8,600	Cummins, Inc.	206,228
Enterprise Software/Services – 0.8%
1,800	BMC Software, Inc.	45,594
30,135	Oracle Corp.*	507,172
		552,766
Fiduciary Banks – 0.3%
900	Bank of New York Mellon Corp.	23,166
2,600	Northern Trust Corp.	149,552
2,000	State Street Corp.	46,540
		219,258
Filtration and Separations Products – 0%
800	Pall Corp.	20,856

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  19

Janus Adviser INTECH Risk-Managed Core Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Finance – Consumer Loans – 0.2%
10,500	SLM Corp.*	$120,225
Finance – Credit Card – 0.1%
11,200	Discover Financial Services	80,080
Finance – Investment Bankers/Brokers – 1.4%
1,400	Charles Schwab Corp.	19,026
22,100	Citigroup, Inc.	78,455
2,100	Goldman Sachs Group, Inc.	169,533
22,786	JP Morgan Chase & Co.	581,271
7,200	Morgan Stanley Co.	145,656
		993,941
Financial Guarantee Insurance – 0%
8,000	MBIA, Inc.	30,880
Food – Confectionery – 0.7%
9,400	Hershey Foods Corp.	350,432
3,200	J.M. Smucker Co.	144,480
		494,912
Food – Meat Products – 0.2%
17,500	Tyson Foods, Inc. – Class A	154,875
Food – Miscellaneous/Diversified – 1.8%
2,800	Campbell Soup Co.	85,036
5,100	General Mills, Inc.	301,665
13,600	H.J. Heinz Co.	496,400
4,800	Kellogg Co.	209,712
4,100	Kraft Foods, Inc. – Class A	115,005
1,000	McCormick & Company, Inc.	32,040
		1,239,858
Food – Retail – 0.8%
25,500	Kroger Co.	573,750
Food – Wholesale/Distribution – 0%
200	Sysco Corp.	4,458
Forestry – 0%
400	Plum Creek Timber Company, Inc.	12,308
Gas – Distribution – 0.1%
1,500	Nicor, Inc.	51,315
1,600	NiSource, Inc.	15,488
		66,803
Hazardous Waste Disposal – 0%
300	Stericycle, Inc.*	14,676
Hotels and Motels – 0%
1,400	Starwood Hotels & Resorts Worldwide, Inc.	21,168
Human Resources – 0.1%
4,000	Robert Half International, Inc.	67,800
Industrial Gases – 0.2%
500	Air Products and Chemicals, Inc.	25,150
2,300	Praxair, Inc.	143,198
		168,348
Instruments – Scientific – 0.5%
6,000	PerkinElmer, Inc.	75,720
7,700	Thermo Fisher Scientific, Inc.*	276,661
		352,381
Insurance Brokers – 0.4%
14,500	Marsh & McLennan Companies, Inc.	280,285
Internet Security – 0.4%
1,200	McAfee, Inc.*	36,588
13,100	Symantec Corp.*	200,823
300	VeriSign, Inc.	5,793
		243,204
Investment Management and Advisory Services – 0.1%
3,100	T. Rowe Price Group, Inc.	85,498
Life and Health Insurance – 0.5%
5,100	AFLAC, Inc.	118,371
4,800	Lincoln National Corp.	72,624
2,600	Prudential Financial, Inc.	66,950
700	Torchmark Corp.	21,000
5,700	UnumProvident Corp.	80,712
		359,657
Machinery – Construction and Mining – 0.9%
19,600	Caterpillar, Inc.	604,660
Machinery – Farm – 0%
100	Deere & Co.	3,474
Machinery – Pumps – 0.1%
1,000	Flowserve Corp.	53,310
Medical – Biomedical and Genetic – 1.4%
6,300	Amgen, Inc.	345,555
5,800	Celgene Corp.*	307,110
200	Genzyme Corp.*	13,784
6,200	Gilead Sciences, Inc.*	314,774
344	Invitrogen Corp.*	8,758
		989,981
Medical – Drugs – 4.1%
13,000	Abbott Laboratories	720,720
4,700	Bristol-Myers Squibb Co.	100,627
1,000	Cephalon, Inc.*	77,180
900	Eli Lilly and Co.	33,138
500	Forest Laboratories, Inc.*	12,520
22,500	King Pharmaceuticals, Inc.*	196,650
33,400	Merck & Company, Inc.	953,570
22,000	Pfizer, Inc.	320,760
1,500	Schering-Plough Corp.	26,340
6,600	Wyeth	283,602
		2,725,107
Medical – Generic Drugs – 0.1%
4,400	Mylan Laboratories, Inc.*	49,852
700	Watson Pharmaceuticals, Inc.*	19,096
		68,948
Medical – HMO – 0.1%
4,800	CIGNA Corp.	83,328
Medical – Wholesale Drug Distributors – 0.2%
3,000	Cardinal Health, Inc.	112,950
Medical Information Systems – 0.2%
10,300	IMS Health, Inc.	149,556
Medical Instruments – 0.5%
20,800	Boston Scientific Corp.*	184,496
4,400	Medtronic, Inc.	147,356
1,100	St. Jude Medical, Inc.*	40,007
		371,859

See Notes to Schedules of Investments and Financial Statements.

20  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Medical Labs and Testing Services – 0.3%
300	Laboratory Corporation of America Holdings*	$17,760
4,200	Quest Diagnostics, Inc.	207,270
		225,030
Medical Products – 4.3%
11,600	Baxter International, Inc.	680,340
1,100	Becton, Dickinson and Co.	79,937
9,400	Covidien, Ltd.	360,396
20,900	Johnson & Johnson	1,205,721
6,000	Stryker Corp.	253,440
5,600	Varian Medical Systems, Inc.*	207,928
2,100	Zimmer Holdings, Inc.*	76,440
		2,864,202
Metal – Aluminum – 0%
2,700	Alcoa, Inc.	21,033
Metal Processors and Fabricators – 0%
300	Precision Castparts Corp.	19,485
Multi-Line Insurance – 1.4%
700	Allstate Corp.	15,169
2,600	Assurant, Inc.	68,640
3,300	Hartford Financial Services Group, Inc.	43,428
30,900	Loews Corp.	753,960
1,400	MetLife, Inc.	40,222
3,600	XL Capital, Ltd. – Class A	10,440
		931,859
Multimedia – 0.7%
6,400	McGraw-Hill Companies, Inc.	140,736
2,200	Time Warner, Inc.	20,526
15,600	Walt Disney Co.	322,608
		483,870
Networking Products – 0.9%
43,700	Cisco Systems, Inc.*	654,189
Non-Hazardous Waste Disposal – 0.8%
6,050	Republic Services, Inc.	156,453
13,500	Waste Management, Inc.	421,065
		577,518
Office Automation and Equipment – 0.1%
2,400	Pitney Bowes, Inc.	53,424
Office Supplies and Forms – 0%
500	Avery Dennison Corp.	12,115
Oil – Field Services – 1.7%
1,300	Baker Hughes, Inc.	43,316
9,300	BJ Services Co.	102,300
9,900	Halliburton Co.	170,775
13,200	Schlumberger, Ltd. (U.S. Shares)	538,692
5,700	Smith International, Inc.	129,390
14,100	Weatherford International, Ltd.*	155,523
		1,139,996
Oil and Gas Drilling – 0.6%
5,300	ENSCO International, Inc.	145,008
21,800	Nabors Industries, Ltd.*	238,710
600	Noble Corp.	16,290
1,000	Rowan Companies, Inc.	12,660
		412,668
Oil Companies – Exploration and Production – 2.5%
2,800	Anadarko Petroleum Corp.	102,872
1,900	Apache Corp.	142,500
4,800	Cabot Oil & Gas Corp.	131,952
9,500	Chesapeake Energy Corp.	150,195
2,200	Devon Energy Corp.	135,520
2,700	EOG Resources, Inc.	182,979
700	Equitable Resources, Inc.	23,961
6,600	Occidental Petroleum Corp.	360,030
7,600	Pioneer Natural Resources Co.	111,264
300	Questar Corp.	10,194
3,200	Range Resources Corp.	114,688
7,200	Southwestern Energy Co.*	227,880
1,050	XTO Energy, Inc.	38,945
		1,732,980
Oil Companies – Integrated – 9.4%
19,797	Chevron Corp.	1,396,084
14,000	ConocoPhillips	665,420
54,200	Exxon Mobil Corp.	4,145,216
2,300	Hess Corp.	127,903
2,540	Marathon Oil Corp.	69,164
900	Murphy Oil Corp.	39,762
		6,443,549
Oil Field Machinery and Equipment – 0.2%
6,300	National-Oilwell Varco, Inc.*	166,572
Pharmacy Services – 1.0%
4,100	Express Scripts, Inc. – Class A*	220,416
11,026	Medco Health Solutions, Inc.*	495,398
		715,814
Pipelines – 0.2%
3,000	El Paso Corp.	24,540
6,200	Spectra Energy Corp.	89,962
		114,502
Property and Casualty Insurance – 0.3%
300	Chubb Corp.	12,774
12,900	Progressive Corp.*	156,735
500	Travelers Companies, Inc.	19,320
		188,829
Publishing – Newspapers – 0%
2,900	New York Times Co. – Class A	14,413
Quarrying – 0.2%
2,900	Vulcan Materials Co.	143,434
REIT – Apartments – 0.5%
7,107	Apartment Investment & Management Co. – Class A	63,181
909	Avalonbay Communities, Inc.	47,095
9,100	Equity Residential	217,764
		328,040
REIT – Diversified – 0.1%
700	Vornado Realty Trust	35,567
REIT – Health Care – 0.4%
10,300	HCP, Inc.	240,402
900	Heath Care REIT, Inc.	34,029
		274,431
REIT – Office Property – 0.2%
2,600	Boston Properties, Inc.	112,580

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  21

Janus Adviser INTECH Risk-Managed Core Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

REIT – Regional Malls – 0.1%
2,400	Simon Property Group, Inc.	$103,152
REIT – Shopping Centers – 0%
800	Developers Diversified Realty Corp.	3,840
400	Kimco Realty Corp.	5,752
		9,592
REIT – Storage – 0.5%
5,800	Public Storage	358,846
REIT – Warehouse/Industrial – 0.1%
4,700	ProLogis	47,047
Retail – Apparel and Shoe – 0.2%
1,000	Gap, Inc.	11,280
11,900	Limited, Inc.	94,248
		105,528
Retail – Auto Parts – 0.2%
1,200	AutoZone, Inc.	159,468
Retail – Bedding – 0%
900	Bed Bath & Beyond, Inc.	20,907
Retail – Building Products – 0.7%
13,700	Home Depot, Inc.	294,961
11,500	Lowe’s Companies, Inc.	210,105
		505,066
Retail – Consumer Electronics – 0%
1,700	RadioShack Corp.	19,482
Retail – Discount – 2.0%
5,300	Big Lots, Inc.	71,285
2,200	Costco Wholesale Corp.	99,066
8,000	Family Dollar Stores, Inc.	222,160
200	Target Corp.	6,240
21,200	Wal-Mart Stores, Inc.	998,944
		1,397,695
Retail – Drug Store – 0.6%
10,354	CVS/Caremark Corp.	278,316
4,400	Walgreen Co.	120,604
		398,920
Retail – Jewelry – 0%
1,200	Tiffany & Co.	24,900
Retail – Major Department Stores – 0.3%
2,600	J.C. Penney Company, Inc.	43,550
8,600	TJX Companies, Inc.	167,012
		210,562
Retail – Office Supplies – 0.3%
14,300	Staples, Inc.	227,942
Retail – Regional Department Stores – 0.3%
4,700	Kohl’s Corp.*	172,537
Retail – Restaurants – 1.3%
2,400	Darden Restaurants, Inc.	62,928
14,900	McDonald’s Corp.	864,498
100	Yum! Brands, Inc.	2,862
		930,288
Savings/Loan/Thrifts – 0.6%
36,500	Hudson City Bancorp, Inc.	423,400
1,100	People’s United Financial, Inc.	17,996
		441,396
Schools – 0%
300	Apollo Group, Inc. – Class A	24,438
Semiconductor Components/Integrated Circuits – 0.8%
9,700	Analog Devices, Inc.	193,806
15,400	Linear Technology Corp.	360,668
		554,474
Semiconductor Equipment – 0%
200	Applied Materials, Inc.	1,874
Steel – Producers – 0.3%
5,900	AK Steel Holding Corp.	47,613
1,800	Nucor Corp.	73,422
2,900	United States Steel Corp.	87,087
		208,122
Super-Regional Banks – 2.9%
97,653	Bank of America Corp.	642,557
8,200	Capital One Financial Corp.	129,888
600	Comerica, Inc.	9,996
2,400	KeyCorp	17,472
4,600	PNC Bank Corp.	149,592
21,700	U.S. Bancorp	322,028
38,266	Wells Fargo & Co.	723,227
		1,994,760
Telecommunication Equipment – Fiber Optics – 0.1%
6,300	Corning, Inc.	63,693
Telecommunication Services – 0.1%
2,800	Embarq Corp.	100,016
Telephone – Integrated – 4.4%
101,005	AT&T, Inc.	2,486,743
4,300	CenturyTel, Inc.	116,702
17,000	Citizens Communications Co.	137,870
7,700	Verizon Communications, Inc.	229,999
2,400	Windstream Corp.	20,832
		2,992,146
Tobacco – 0.6%
2,500	Altria Group, Inc.	41,350
10,300	Philip Morris International, Inc.	382,645
		423,995
Tools – Hand Held – 0.3%
5,600	Snap-On, Inc.	169,008
1,600	Stanley Works	50,016
		219,024
Toys – 0.6%
11,900	Hasbro, Inc.	287,147
6,700	Mattel, Inc.	95,073
		382,220
Transportation – Railroad – 3.9%
10,900	Burlington Northern Santa Fe Corp.	722,125
27,100	CSX Corp.	784,816
13,800	Norfolk Southern Corp.	529,368
13,000	Union Pacific Corp.	569,270
		2,605,579
Transportation – Services – 0.8%
5,500	C.H. Robinson Worldwide, Inc.	252,890
600	FedEx Corp.	30,564
6,200	Ryder System, Inc.	209,436

See Notes to Schedules of Investments and Financial Statements.

22  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Transportation – Services – (continued)
700	United Parcel Service, Inc. – Class B	$29,743
		522,633
Web Portals/Internet Service Providers – 0.2%
300	Google, Inc. – Class A*	101,559
700	Yahoo!, Inc.*	8,211
		109,770
Wireless Equipment – 0.9%
18,400	QUALCOMM, Inc.	635,720

Total Common Stock (cost $85,775,583)		68,640,481

Total Investments (total cost $85,775,583) – 99.5%		68,640,481

Liabilities, net of Cash, Receivables and Other Assets – 0.5%		320,408

Net Assets – 100%		$68,960,889

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$1,257,672	1.8%
Cayman Islands	26,730	0.0%
Netherland Antilles	538,692	0.8%
Panama	1,819	0.0%
United States	66,815,568	97.4%

Total	$68,640,481	100.0%

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  23

Janus Adviser INTECH Risk-Managed Value Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Managed by INTECH

Performance Overview

For the six-month period ended January 31, 2009, Janus Adviser INTECH Risk-Managed Value Fund returned -33.92% for its Class S Shares. This compares to the -35.10% return posted by the Russell 1000® Value Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the Russell 1000® Value Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the Index, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s 20-year history, we have experienced six-month periods of similar magnitude in terms of both underperformance and outperformance. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the Russell 1000® Value Index over the long term, while attempting to manage risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Managing risk remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in Janus Adviser INTECH Risk-Managed Value Fund.

24  Janus Adviser Series  January 31, 2009

(unaudited)

Janus Adviser INTECH Risk-Managed Value Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of January 31, 2009

Exxon Mobil Corp. Oil Companies – Integrated	7.6%
General Electric Co. Diversified Operations	4.9%
AT&T, Inc. Telephone – Integrated	4.5%
Chevron Corp. Oil Companies – Integrated	3.2%
Pfizer, Inc. Medical – Drugs	2.6%

22.8%

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Emerging markets comprised 0.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of January 31, 2009

As of July 31, 2008

Janus Adviser Series  January 31, 2009  25

Janus Adviser INTECH Risk-Managed Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009				Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser INTECH Risk-Managed Value Fund – Class A Shares

NAV	–33.81%	–39.45%	–11.57%	1.17%	0.85%(a)

MOP	–37.60%	–42.94%	–13.25%

Janus Adviser INTECH Risk-Managed Value Fund – Class C Shares

NAV	–34.11%	–39.94%	–12.26%	1.96%	1.60%(a)

CDSC	–34.75%	–40.53%	–12.26%

Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	–33.75%	–39.32%	–11.36%	0.90%	0.60%(b)

Janus Adviser INTECH Risk-Managed Value Fund – Class R Shares	–34.02%	–39.78%	–12.03%	1.66%	1.35%(c)

Janus Adviser INTECH Risk-Managed Value Fund – Class S Shares	–33.92%	–39.62%	–11.80%	1.41%	1.10%(c)

Russell 1000® Value Index	–35.10%	–41.78%	–11.66%

Lipper Quartile – Class S Shares	–	2nd	2nd

Lipper Ranking – Class S Shares based on total returns for Multi-Cap Value Funds	–	161/379	144/294

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

26  Janus Adviser Series  January 31, 2009

(unaudited)

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers. total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC) may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares commenced operations on December 30, 2005. The performance shown for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares reflect the performance of the Fund’s respective class from December 30, 2005 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

December 31, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the stated objective will be met.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 30, 2005

Janus Adviser Series  January 31, 2009  27

Janus Adviser INTECH Risk-Managed Value Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$661.90	$3.31

Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$4.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$658.90	$6.44

Hypothetical (5% return before expenses)	$1,000.00	$1,017.44	$7.83

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$662.50	$2.51

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$659.80	$5.40

Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.56

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$660.80	$4.35

Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.30

†	Expenses are equal to the annualized expense ratio of 0.79% for Class A Shares, 1.54% for Class C Shares, 0.60% for Class I Shares, 1.29% for Class R Shares and 1.04% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

28  Janus Adviser Series  January 31, 2009

Janus Adviser INTECH Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Common Stock – 99.4%
Aerospace and Defense – 0.7%
4,600	General Dynamics Corp.	$260,958
200	Northrop Grumman Corp.	9,624
1,500	Raytheon Co.	75,930
300	Spirit Aerosystems Holdings, Inc.*	4,080
		350,592
Aerospace and Defense – Equipment – 0.3%
3,100	United Technologies Corp.	148,769
Agricultural Operations – 0.1%
2,200	Archer-Daniels-Midland Co.	60,236
Airlines – 0.7%
4,300	AMR Corp.	25,542
2,300	Continental Airlines, Inc. – Class B*	30,981
11,575	Delta Air Lines, Inc.*	79,868
30,200	Southwest Airlines Co.	212,306
		348,697
Apparel Manufacturers – 0.5%
4,300	VF Corp.	240,886
Appliances – 0%
300	Whirlpool Corp.	10,029
Applications Software – 0.1%
4,600	Compuware Corp.*	29,900
Audio and Video Products – 0%
700	Harman International Industries, Inc.	11,263
Automotive – Truck Parts and Equipment – Original – 0.2%
8,100	Johnson Controls, Inc.	101,331
Beverages – Non-Alcoholic – 0.8%
9,900	Coca-Cola Co.	422,928
Beverages – Wine and Spirits – 0.1%
1,050	Brown-Forman Corp. – Class B	47,681
1,100	Constellation Brands, Inc. – Class A*	15,972
		63,653
Brewery – 0.1%
1,500	Molson Coors Brewing Co. – Class B	60,405
Broadcast Services and Programming – 0.1%
1,100	Liberty Global, Inc. – Class A*	16,027
2,100	Scripps Networks Interactive – Class A	45,087
		61,114
Building – Residential and Commercial – 0.3%
800	Centex Corp.	6,808
4,200	D.R. Horton, Inc.	25,032
300	KB Home	3,201
2,600	Lennar Corp. – Class A	19,994
900	M.D.C. Holdings, Inc.	27,576
100	NVR, Inc.*	42,609
3,600	Pulte Homes, Inc.	36,540
1,000	Toll Brothers, Inc.*	17,020
		178,780
Building and Construction Products – Miscellaneous – 0%
800	USG Corp.*	5,208
Building Products – Cement and Aggregate – 0%
100	Martin Marietta Materials, Inc.	8,052
Building Products – Wood – 0%
500	Masco Corp.	3,910
Cable Television – 1.2%
9,700	Cablevision Systems New York Group – Class A	155,491
33,150	Comcast Corp. – Class A	485,648
		641,139
Cellular Telecommunications – 0.1%
2,800	Leap Wireless International, Inc.*	70,560
Chemicals – Diversified – 1.3%
4,900	Dow Chemical Co.	56,791
13,200	E.I. du Pont de Nemours and Co.	303,072
1,400	FMC Corp.	62,468
2,000	Huntsman Corp.	5,320
7,300	PPG Industries, Inc.	274,334
300	Rohm & Haas Co.	16,557
		718,542
Chemicals – Specialty – 0.2%
2,500	Ashland, Inc.	20,050
2,600	Cabot Corp.	34,736
600	Cytec Industries, Inc.	12,264
1,200	Eastman Chemical Co.	31,140
900	Sigma-Aldrich Corp.	32,472
		130,662
Coatings and Paint Products – 0.5%
10,800	RPM International, Inc.	132,948
8,100	Valspar Corp.	140,535
		273,483
Commercial Banks – 1.8%
1,500	Associated Banc-Corp.	23,475
900	BancorpSouth, Inc.	17,010
2,400	Bank of Hawaii Corp.	86,088
6,500	BB&T Corp.	128,635
700	City National Corp.	24,227
1,930	Commerce Bancshares, Inc.	67,454
3,800	Cullen/Frost Bankers, Inc.	166,325
3,118	First Horizon National Corp.	29,683
4,700	Fulton Financial Corp.	32,994
2,300	M&T Bank Corp.	89,493
600	Marshall & Ilsley Corp.	3,426
10,400	Popular, Inc.	28,496
7,497	Regions Financial Corp.	25,940
6,100	Synovus Financial Corp.	24,156
11,395	Valley National Bancorp	148,363
700	Whitney Holding Corp.	9,093
4,500	Zions Bancorporation	67,140
		971,998
Commercial Services – 0.1%
200	Convergys Corp.*	1,506
2,500	Quanta Services, Inc.	53,450
		54,956
Commercial Services – Finance – 0.4%
700	Equifax, Inc.	17,304
500	Lender Processing Services	12,960
8,500	Moody’s Corp.	182,070
		212,334
Computer Services – 0.9%
7,200	Affiliated Computer Services, Inc. – Class A	330,192
3,900	Computer Sciences Corp.*	143,676
		473,868

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  29

Janus Adviser INTECH Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Computers – Integrated Systems – 0.1%
1,300	Diebold, Inc.	$32,214
1,400	NCR Corp.	17,570
700	Terdata Corp.*	9,191
		58,975
Computers – Memory Devices – 0%
600	SanDisk Corp.*	6,858
Computers – Peripheral Equipment – 0.1%
1,700	Lexmark International Group, Inc. – Class A*	40,256
Consulting Services – 0.2%
4,200	SAIC, Inc.*	82,908
Consumer Products – Miscellaneous – 0.1%
200	Clorox Co.	10,030
800	Kimberly-Clark Corp.	41,176
		51,206
Containers – Metal and Glass – 0.3%
4,100	Ball Corp.	157,194
Containers – Paper and Plastic – 0.9%
4,100	Bemis Company, Inc.	92,537
900	Packaging Corp. of America	12,780
1,200	Pactiv Corp.*	25,944
7,200	Sealed Air Corp.	97,560
10,700	Sonoco Products Co.	245,351
		474,172
Cosmetics and Toiletries – 2.5%
300	Alberto-Culver Co.	7,338
24,200	Procter & Gamble Co.	1,318,900
		1,326,238
Cruise Lines – 0.1%
1,700	Carnival Corp. (U.S. Shares)	30,923
Data Processing and Management – 0.2%
1,300	Dun & Bradstreet Corp.	98,800
1,100	Fidelity National Information Services, Inc.	17,501
		116,301
Dialysis Centers – 0%
500	Davita, Inc.*	23,500
Distribution/Wholesale – 0%
500	Genuine Parts Co.	16,010
Diversified Operations – 7.7%
1,000	Carlisle Companies, Inc.	18,670
1,100	Cooper Industries, Ltd. – Class A	29,601
2,800	Dover Corp.	79,184
300	Eaton Corp.	13,206
217,200	General Electric Co.	2,634,635
9,200	Illinois Tool Works, Inc.	300,472
9,800	Ingersoll-Rand Co. – Class A	158,858
1,800	ITT Corp.	81,504
8,600	Leggett & Platt, Inc.	107,414
12,000	Leucadia National Corp.*	191,040
7,200	Pentair, Inc.	164,664
2,700	Teleflex, Inc.	143,586
1,200	Trinity Industries, Inc.	13,812
9,300	Tyco International, Ltd.	195,486
		4,132,132
Electric – Integrated – 4.0%
400	American Electric Power Company, Inc.	12,540
200	Consolidated Edison, Inc.	8,150
800	Constellation Energy Group, Inc.	21,040
4,100	Dominion Resources, Inc.	144,238
500	DPL, Inc.	10,775
1,824	Duke Energy Corp.	27,634
200	Edison International	6,514
100	Entergy Corp.	7,636
2,900	Exelon Corp.	157,238
4,700	FirstEnergy Corp.	234,953
3,500	FPL Group, Inc.	180,425
10,700	Hawaiian Electric Industries	231,976
200	Integrys Energy Group, Inc.	8,350
17,000	MDU Resources Group, Inc.	338,130
600	NSTAR	20,292
500	OGE Energy Corp.	12,340
4,500	PG&E Corp.	174,015
400	Progress Energy, Inc.	15,488
1,400	Puget Energy, Inc.*	41,160
2,400	SCANA Corp.	82,296
5,100	Southern Co.	170,595
9,100	TECO Energy, Inc.	109,291
1,000	Wisconsin Energy Corp.	44,580
2,900	Xcel Energy, Inc.	53,534
		2,113,190
Electric Products – Miscellaneous – 0.1%
2,400	Molex, Inc.	32,088
Electronic Components – Miscellaneous – 0.2%
8,500	Jabil Circuit, Inc.	49,470
4,575	Tyco Electronics, Ltd.	64,782
		114,252
Electronic Components – Semiconductors – 0.2%
1,700	Intersil Corp. – Class A	15,827
8,100	QLogic Corp.*	91,692
		107,519
Electronic Connectors – 0.1%
2,800	Thomas & Betts Corp.*	59,892
Electronic Design Automation – 0%
900	Synopsys, Inc.*	16,650
Fiduciary Banks – 0.5%
9,524	Bank of New York Mellon Corp.	245,148
100	Northern Trust Corp.	5,752
1,200	State Street Corp.	27,924
		278,824
Finance – Consumer Loans – 0.1%
4,800	SLM Corp.*	54,960
Finance – Credit Card – 0.2%
11,400	Discover Financial Services	81,510
Finance – Investment Bankers/Brokers – 3.9%
97,600	Citigroup, Inc.	346,480
5,600	Goldman Sachs Group, Inc.	452,088
2,700	Jefferies Group, Inc.	31,158
42,600	JP Morgan Chase & Co.	1,086,726
5,800	Morgan Stanley Co.	117,334
1,300	Raymond James Financial, Inc.	24,063
		2,057,849

See Notes to Schedules of Investments and Financial Statements.

30  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Financial Guarantee Insurance – 0.1%
7,200	MBIA, Inc.	$27,792
Food – Canned – 0.1%
4,600	Del Monte Foods Co.	30,636
Food – Confectionery – 0.4%
2,500	Hershey Foods Corp.	93,200
2,900	J.M. Smucker Co.	130,935
		224,135
Food – Meat Products – 0.3%
800	Hormel Foods Corp.	23,864
2,500	Smithfield Foods, Inc.*	29,675
12,300	Tyson Foods, Inc. – Class A	108,855
		162,394
Food – Miscellaneous/Diversified – 2.5%
2,500	Campbell Soup Co.	75,925
2,500	ConAgra Foods, Inc.	42,750
900	Corn Products International, Inc.	20,835
4,700	General Mills, Inc.	278,005
10,000	H.J. Heinz Co.	365,000
5,100	Kellogg Co.	222,819
11,052	Kraft Foods, Inc. – Class A	310,009
400	McCormick & Company, Inc.	12,816
1,300	Sara Lee Corp.	13,039
		1,341,198
Food – Retail – 0.7%
14,000	Kroger Co.	315,000
2,600	Safeway, Inc.	55,718
		370,718
Forestry – 0%
100	Plum Creek Timber Company, Inc.	3,077
100	Weyerhaeuser Co.	2,734
		5,811
Gas – Distribution – 0.6%
1,000	Atmos Energy Corp.	24,550
1,000	Energen Corp.	29,210
4,100	National Fuel Gas Co.	122,836
2,600	NiSource, Inc.	25,168
700	Sempra Energy Co.	30,688
2,500	UGI Corp.	63,425
1,000	Vectren Corp.	25,790
		321,667
Hospital Beds and Equipment – 0.1%
5,100	Hillenbrand Industries, Inc.	71,808
Human Resources – 0.3%
5,400	Manpower, Inc.	153,684
Independent Power Producer – 0.1%
9,600	Reliant Energy, Inc.*	48,864
Instruments – Scientific – 0.3%
2,700	PerkinElmer, Inc.	34,074
4,200	Thermo Fisher Scientific, Inc.*	150,906
		184,980
Insurance Brokers – 0.6%
1,000	Aon Corp.	37,050
700	Arthur J. Gallagher & Co.	16,499
2,100	Brown & Brown, Inc.	40,173
11,700	Marsh & McLennan Companies, Inc.	226,161
		319,883
Internet Content – Information/News – 0.1%
4,600	Hlth Corp.*	52,348
Internet Security – 0.2%
6,000	Symantec Corp.*	91,980
Investment Companies – 0%
1,100	American Capital Strategies, Ltd.	3,146
Investment Management and Advisory Services – 0.1%
200	BlackRock, Inc.	21,760
800	Invesco, Ltd. (U.S. Shares)	9,432
600	Legg Mason, Inc.	9,636
		40,828
Life and Health Insurance – 0.3%
979	Lincoln National Corp.	14,812
1,200	Protective Life Corp.	9,936
2,900	Prudential Financial, Inc.	74,675
1,100	StanCorp Financial Group, Inc.	28,402
500	Torchmark Corp.	15,000
200	UnumProvident Corp.	2,832
		145,657
Machine Tools and Related Products – 0.2%
1,900	Kennametal, Inc.	30,476
1,400	Lincoln Electric Holdings, Inc.	57,638
		88,114
Machinery – Construction and Mining – 0%
600	Terex Corp.*	7,104
Machinery – General Industrial – 0.1%
2,800	Gardner Denver Machinery, Inc.*	60,956
600	Idex Corp.	13,566
		74,522
Machinery – Pumps – 0%
200	Flowserve Corp.	10,662
Medical – Biomedical and Genetic – 1.4%
14,000	Amgen, Inc.	767,900
100	Invitrogen Corp.*	2,546
		770,446
Medical – Drugs – 5.7%
1,000	Bristol-Myers Squibb Co.	21,410
8,300	Eli Lilly and Co.	305,606
500	Endo Pharmaceuticals Holdings, Inc.*	11,235
2,700	Forest Laboratories, Inc.*	67,608
30,000	King Pharmaceuticals, Inc.*	262,200
14,700	Merck & Company, Inc.	419,685
96,200	Pfizer, Inc.	1,402,596
12,700	Wyeth	545,719
		3,036,059
Medical – Generic Drugs – 0.1%
5,500	Mylan Laboratories, Inc.*	62,315
300	Watson Pharmaceuticals, Inc.*	8,184
		70,499
Medical – HMO – 0%
900	CIGNA Corp.	15,624

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  31

Janus Adviser INTECH Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Medical – Hospitals – 0.5%
3,100	Community Health Care Corp.*	$57,784
2,700	LifePoint Hospitals, Inc.*	60,858
3,300	Universal Health Services, Inc. – Class B	124,905
		243,547
Medical – Wholesale Drug Distributors – 0.3%
800	AmerisourceBergen Corp.	29,056
3,300	Cardinal Health, Inc.	124,245
		153,301
Medical Information Systems – 0.3%
12,200	IMS Health, Inc.	177,144
Medical Instruments – 0.3%
18,400	Boston Scientific Corp.*	163,208
Medical Labs and Testing Services – 0.2%
1,700	Quest Diagnostics, Inc.	83,895
Medical Products – 3.2%
8,675	Covidien, Ltd.	332,600
400	Hospira, Inc.*	9,960
22,300	Johnson & Johnson	1,286,487
1,600	Zimmer Holdings, Inc.*	58,240
		1,687,287
Metal – Aluminum – 0%
1,100	Alcoa, Inc.	8,569
Metal – Diversified – 0.3%
7,105	Freeport-McMoRan Copper & Gold, Inc. – Class B	178,620
Metal Processors and Fabricators – 0%
1,200	Commercial Metals Co.	13,800
600	Timken Co.	8,934
		22,734
Multi-Line Insurance – 1.5%
800	Allstate Corp.	17,336
4,000	American Financial Group, Inc.	67,920
3,500	Assurant, Inc.	92,400
1,900	Hanover Insurance Group, Inc.	76,798
2,100	Hartford Financial Services Group, Inc.	27,636
400	HCC Insurance Holdings, Inc.	9,364
18,400	Loews Corp.	448,960
1,100	MetLife, Inc.	31,603
1,200	Old Republic International Corp.	12,384
4,200	XL Capital, Ltd. – Class A	12,180
		796,581
Multimedia – 1.3%
7,700	McGraw-Hill Companies, Inc.	169,323
12,700	News Corporation, Inc. – Class A	81,153
6,700	Time Warner, Inc.	62,511
19,300	Walt Disney Co.	399,124
		712,111
Non-Hazardous Waste Disposal – 1.0%
4,505	Republic Services, Inc.	116,499
12,800	Waste Management, Inc.	399,232
		515,731
Office Automation and Equipment – 0%
900	Pitney Bowes, Inc.	20,034
Office Supplies and Forms – 0.1%
1,300	Avery Dennison Corp.	31,499
Oil – Field Services – 0.3%
10,500	BJ Services Co.	115,500
1,300	Oil States International, Inc.*	23,803
		139,303
Oil and Gas Drilling – 0.8%
1,000	ENSCO International, Inc.	27,360
3,000	Helmerich & Payne, Inc.	67,380
15,300	Nabors Industries, Ltd.*	167,535
5,200	Patterson-UTI Energy, Inc.	49,712
4,200	Pride International, Inc.*	67,704
2,200	Rowan Companies, Inc.	27,852
700	Unit Corp.*	17,458
		425,001
Oil Companies – Exploration and Production – 2.5%
4,200	Anadarko Petroleum Corp.	154,308
2,000	Apache Corp.	150,000
2,700	Cabot Oil & Gas Corp.	74,223
8,400	Chesapeake Energy Corp.	132,804
6,500	Cimarex Energy Co.	161,460
2,700	Devon Energy Corp.	166,320
2,600	Encore Acquisition Co.*	70,668
300	EOG Resources, Inc.	20,331
800	Forest Oil Corp.*	12,000
1,500	Mariner Energy, Inc.*	14,850
500	Noble Energy, Inc.	24,465
200	Petrohawk Energy Corp.*	3,942
3,400	Pioneer Natural Resources Co.	49,776
1,100	Questar Corp.	37,378
900	St. Mary Land & Exploration Co.	17,415
6,100	XTO Energy, Inc.	226,249
		1,316,189
Oil Companies – Integrated – 12.9%
24,100	Chevron Corp.	1,699,532
19,493	ConocoPhillips	926,502
52,800	Exxon Mobil Corp.	4,038,143
8,400	Marathon Oil Corp.	228,732
		6,892,909
Oil Refining and Marketing – 0.1%
1,500	Valero Energy Corp.	36,180
Optical Supplies – 0%
100	Advanced Medical Optics, Inc.*	2,197
Paper and Related Products – 0%
100	Rayonier, Inc.	2,944
Pharmacy Services – 0.4%
6,700	Omnicare, Inc.	187,332
Pipelines – 0.4%
3,400	El Paso Corp.	27,812
4,500	ONEOK, Inc.	131,490
4,700	Spectra Energy Corp.	68,197
		227,499
Power Converters and Power Supply Equipment – 0%
100	Hubbell, Inc. – Class A	3,100
Property and Casualty Insurance – 1.2%
100	Arch Capital Group, Ltd.*	6,015
2,700	Chubb Corp.	114,966

See Notes to Schedules of Investments and Financial Statements.

32  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Property and Casualty Insurance – (continued)
3,600	Fidelity National Title Group, Inc. – Class A	$52,632
900	First American Corp.	19,656
2,300	Mercury General Corp.	89,102
9,600	Progressive Corp.*	116,640
5,000	Travelers Companies, Inc.	193,200
1,600	W. R. Berkley Corp.	42,368
		634,579
Publishing – Newspapers – 0%
4,300	New York Times Co. – Class A	21,371
Quarrying – 0.3%
3,300	Vulcan Materials Co.	163,218
Real Estate Management/Services – 0%
1,500	CB Richard Ellis Group, Inc. – Class A*	5,400
Real Estate Operating/Development – 0%
800	St. Joe Co.*	19,240
Reinsurance – 0.1%
600	Allied World Assurance Holdings, Ltd.	22,620
100	Everest Re Group, Ltd.	6,300
300	Reinsurance Group of America, Inc.	10,689
		39,609
REIT – Apartments – 1.1%
2,330	Apartment Investment & Management Co. – Class A	20,714
812	Avalonbay Communities, Inc.	42,070
5,200	BRE Properties, Inc. – Class A	132,028
600	Camden Property Trust, Inc.	15,816
3,400	Equity Residential	81,362
2,000	Essex Property Trust, Inc.	132,100
13,600	UDR, Inc.	159,527
		583,617
REIT – Diversified – 0.4%
5,000	CapitalSource, Inc.	18,200
2,900	Duke Realty Corp.	26,709
5,700	Liberty Property Trust	114,000
600	Vornado Realty Trust	30,486
		189,395
REIT – Health Care – 0.4%
3,300	HCP, Inc.	77,022
2,700	Heath Care REIT, Inc.	102,087
500	Nationwide Health Properties, Inc.	12,765
700	Ventas, Inc.	19,509
		211,383
REIT – Mortgage – 0.1%
2,200	Annaly Mortgage Management, Inc.	33,308
REIT – Office Property – 0.2%
300	Alexandria Real Estate Equities, Inc.	17,802
1,000	Boston Properties, Inc.	43,300
900	Kilroy Realty Corp.	20,574
1,100	Mack-Cali Realty Corp.	22,352
		104,028
REIT – Shopping Centers – 0.1%
700	Kimco Realty Corp.	10,066
200	Regency Centers Corp.	7,060
600	Weingarten Realty Investors	9,714
		26,840
REIT – Storage – 0.3%
2,800	Public Storage	173,236
REIT – Warehouse/Industrial – 0.1%
5,100	ProLogis	51,051
Retail – Apparel and Shoe – 0.3%
13,900	Foot Locker, Inc.	102,304
6,200	Limited, Inc.	49,104
		151,408
Retail – Bedding – 0%
300	Bed Bath & Beyond, Inc.	6,969
Retail – Building Products – 1.4%
22,400	Home Depot, Inc.	482,272
14,700	Lowe’s Companies, Inc.	268,569
		750,841
Retail – Consumer Electronics – 0.1%
5,300	RadioShack Corp.	60,738
Retail – Discount – 1.9%
5,900	BJ’s Wholesale Club, Inc.*	169,212
6,300	Family Dollar Stores, Inc.	174,951
14,800	Wal-Mart Stores, Inc.	697,376
		1,041,539
Retail – Drug Store – 0.4%
4,500	CVS/Caremark Corp.	120,960
3,500	Walgreen Co.	95,935
		216,895
Retail – Jewelry – 0%
900	Signet Jewelers, Ltd.	6,336
Retail – Major Department Stores – 0.1%
4,200	J.C. Penney Company, Inc.	70,350
200	Sears Holdings Corp.*	8,184
		78,534
Retail – Office Supplies – 0.1%
4,200	Staples, Inc.	66,948
Retail – Regional Department Stores – 0.3%
3,900	Kohl’s Corp.*	143,169
1,100	Macy’s, Inc.	9,845
		153,014
Retail – Restaurants – 0%
200	McDonald’s Corp.	11,604
Savings/Loan/Thrifts – 0.9%
900	Astoria Financial Corp.	8,172
1,400	Capitol Federal Financial	57,960
18,000	Hudson City Bancorp, Inc.	208,800
7,200	New York Community Bancorp, Inc.	95,400
5,500	People’s United Financial, Inc.	89,980
200	Washington Federal, Inc.	2,456
		462,768
Schools – 0.1%
2,700	Career Education Corp.*	58,860
Semiconductor Components/Integrated Circuits – 0%
1,800	Integrated Device Technology, Inc.*	10,332
Steel – Producers – 0.3%
1,600	Nucor Corp.	65,264
1,900	Reliance Steel & Aluminum Co.	42,047

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  33

Janus Adviser INTECH Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Steel – Producers – (continued)
3,400	Steel Dynamics, Inc.	$36,108
100	United States Steel Corp.	3,003
		146,422
Super-Regional Banks – 6.0%
166,705	Bank of America Corp.	1,096,919
8,100	Capital One Financial Corp.	128,304
1,000	Comerica, Inc.	16,660
3,500	Huntington Bancshares, Inc.	10,080
6,200	KeyCorp	45,136
5,783	PNC Bank Corp.	188,063
2,100	SunTrust Banks, Inc.	25,746
41,000	U.S. Bancorp	608,440
57,161	Wells Fargo & Co.	1,080,343
		3,199,691
Telecommunication Services – 0.2%
2,700	Embarq Corp.	96,444
Telephone – Integrated – 7.0%
98,010	AT&T, Inc.	2,413,007
4,800	CenturyTel, Inc.	130,272
16,300	Citizens Communications Co.	132,193
35,444	Verizon Communications, Inc.	1,058,712
3,337	Windstream Corp.	28,965
		3,763,149
Tobacco – 0.2%
4,800	Altria Group, Inc.	79,392
900	Reynolds American, Inc.	34,362
		113,754
Tools – Hand Held – 0.5%
200	Black & Decker Corp.	5,782
6,400	Snap-On, Inc.	193,152
1,300	Stanley Works	40,638
		239,572
Toys – 0.5%
8,600	Hasbro, Inc.	207,518
5,100	Mattel, Inc.	72,369
		279,887
Transportation – Equipment and Leasing – 0.2%
5,400	GATX Corp.	130,140
Transportation – Marine – 0.4%
5,500	Tidewater, Inc.	228,855
Transportation – Railroad – 0.7%
2,200	Kansas City Southern*	39,952
8,000	Norfolk Southern Corp.	306,880
		346,832
Transportation – Services – 0.7%
4,900	FedEx Corp.	249,606
3,800	Ryder System, Inc.	128,364
		377,970
Transportation – Truck – 0.1%
3,200	Con-Way, Inc.	70,496
Vitamins and Nutrition Products – 0%
1,000	NBTY, Inc.*	18,870
Water – 0%
600	American Water Works Co., Inc.	12,708
Wireless Equipment – 0%
500	Crown Castle International Corp.*	9,760

Total Common Stock (cost $69,529,669)		53,151,787

Money Market – 0.3%
180,000	Janus Cash Liquidity LLC Fund, 0% (cost $180,000)	180,000

Total Investments (total cost $69,709,669) – 99.7%		53,331,787

Cash, Receivables and Other Assets, net of Liabilities – 0.3%		141,041

Net Assets – 100%		$53,472,828

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$999,565	1.9%
Cayman Islands	12,180	0.0%
Panama	30,923	0.1%
Puerto Rico	28,496	0.0%
United States††	52,260,623	98.0%

Total	$53,331,787	100.0%

††	Includes Short-Term Securities (97.7% excluding Short-Term Securities).

See Notes to Schedules of Investments and Financial Statements.

34  Janus Adviser Series  January 31, 2009

Janus Adviser INTECH Risk-Managed International Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Managed by INTECH

Performance Overview

For the six-month period ended January 31, 2009, Janus Adviser INTECH Risk-Managed International Fund returned -40.59% for its Class S Shares. This compares to the -40.75% return posted by the Morgan Stanley Capital International “MSCI” EAFE® Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the MSCI EAFE® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the Index, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s 20-year history, we have experienced six-month periods of similar magnitude in terms of both underperformance and outperformance. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the MSCI EAFE® Index over the long term, while attempting to manage risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Managing risk remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in Janus Adviser INTECH Risk-Managed International Fund.

Janus Adviser Series  January 31, 2009  35

Janus Adviser INTECH Risk-Managed International Fund (unaudited)

Janus Adviser INTECH Risk-Managed International Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of January 31, 2009

HSBC Holdings PLC Commercial Banks	2.1%
British American Tobacco PLC Tobacco	1.3%
GlaxoSmithKline PLC Medical – Drugs	1.0%
Roche Holding A.G. Medical – Drugs	1.0%
Novartis A.G. Medical – Drugs	1.0%

6.4%

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Top Country Allocations – Long Positions (% of Investment Securities)
As of January 31, 2009

As of July 31, 2008

36  Janus Adviser Series  January 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009				Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser INTECH Risk-Managed International Fund – Class A Shares

NAV	–40.52%	–43.06%	–29.57%	4.18%	0.91%(a)

MOP	–43.95%	–46.32%	–31.91%

Janus Adviser INTECH Risk-Managed International Fund – Class C Shares

NAV	–40.79%	–43.57%	–30.13%	4.93%	1.66%(a)

CDSC	–41.37%	–44.12%	–30.13%

Janus Adviser INTECH Risk-Managed International Fund – Class I Shares	–40.44%	–42.98%	–29.41%	3.92%	0.66%(b)

Janus Adviser INTECH Risk-Managed International Fund – Class S Shares	–40.59%	–43.19%	–29.73%	4.43%	1.16%(c)

Morgan Stanley Capital International EAFE® Index	–40.75%	–43.74%	–31.02%

Lipper Quartile – Class S Shares	–	2nd	2nd

Lipper Ranking – Class S Shares based on total returns for International Funds	–	343/1,192	337/1,094

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

Janus Adviser Series  January 31, 2009  37

Janus Adviser INTECH Risk-Managed International Fund (unaudited)

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC) may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore the fund’s performance, may decline in response to such risks.

The Fund’s performance for very short time periods may not be indicative of future performance.

The Fund commenced operations on May 2, 2007. Performance shown for Class A Shares, Class C Shares, Class I Shares, and Class S Shares reflects performance of the respective class from May 2, 2007 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the stated objective will be met.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 2, 2007

38  Janus Adviser Series  January 31, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$594.80	$3.06

Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$594.40	$4.30

Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$595.60	$2.61

Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$595.90	$3.46

Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38

†	Expenses are equal to the annualized expense ratio of 0.76% for Class A Shares, 1.07% for Class C Shares, 0.65% for Class I Shares and 0.86% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  January 31, 2009  39

Janus Adviser INTECH Risk-Managed International Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Common Stock – 98.8%
Advertising Services – 0.4%
500	Dentsu, Inc.	$8,549
150	Hakuhodo Dy Holdings, Inc.	6,692
239	JC Decaux S.A.	3,302
273	Publicis Groupe	6,421
		24,964
Aerospace and Defense – 0.5%
1,009	BAE Systems PLC	5,890
1,452	Rolls-Royce Group PLC	6,998
374	Thaes S.A.	16,637
		29,525
Aerospace and Defense – Equipment – 0.6%
5,709	Cobham PLC	17,722
430	European Aeronautic Defence and Space Co. N.V.	7,520
216	Zodiac S.A.	7,835
		33,077
Agricultural Chemicals – 0.5%
1,465	Incitec Pivot Limited	2,400
86	Syngenta A.G.	16,648
310	Yara International A.S.A.	6,964
		26,012
Airlines – 0.4%
2,000	All Nippon Airways Co., Ltd.	7,489
594	Deutsche Lufthansa A.G.	7,253
98	Groupe Air France	942
1,340	Singapore Airlines, Ltd.	9,783
		25,467
Airport Development – Maintenance – 0.1%
84	Fraport A.G. Frankfurt Airport Services Worldwide	3,152
Apparel Manufacturers – 0.5%
652	Billabong International, Ltd.	3,031
271	Burberry Group PLC	995
208	Hermes International	20,974
1,000	Onward Holdings Co., Ltd.	6,724
		31,724
Appliances – 0%
352	Electrolux	2,540
Applications Software – 0.1%
3,160	Sage Group, PLC	8,303
Athletic Footwear – 0.3%
421	Adidas – Salomon A.G.	14,627
Audio and Video Products – 0.2%
1,000	Matsushita Electric Industry	11,992
Automotive – Cars and Light Trucks – 1.3%
1,000	Dihatsu Motor Co., Ltd.	8,277
800	Honda Motor Co., Ltd.	17,888
3,000	Mazda Motor Corp.	4,615
3,000	Mitsubishi Motors Corp.*	3,974
900	Toyota Motor Corp.	28,709
30	Volkswagen A.G.	9,676
		73,139
Automotive – Truck Parts and Equipment – Original – 0.2%
200	Denso Corp.	3,615
200	Stanley Electric Co., Ltd.	1,916
400	Sumitomo Electric Industries, Ltd.	3,012
100	Toyota Industries Corp.	1,991
295	Valeo S.A.	3,292
		13,826
Beverages – Non-Alcoholic – 0.2%
906	Coca-Cola Amatil, Ltd.	5,242
200	Coca-Cola West Co., Ltd.	4,114
200	Ito En, Ltd.	2,768
		12,124
Beverages – Wine and Spirits – 0.4%
1,124	Diageo PLC	15,394
98	Pernod Ricard S.A.	6,163
		21,557
Bicycle Manufacturing – 0.1%
100	Shimano, Inc.	3,381
Brewery – 0.7%
300	Asahi Breweries, Ltd.	4,635
19	Carlsberg A/S – Class B	627
2,835	Foster’s Group, Ltd.	9,776
232	Heineken N.V.	6,832
1,605	Lion Nathan, Ltd.	8,283
549	SABMiller PLC	8,983
		39,136
Building – Heavy Construction – 0.3%
213	ACS Actividades de Construccion y Servicios S.A.	8,573
55	Fomento de Construcciones y Contratas S.A.	1,437
236	Strabag S.E.	4,366
63	Vinci S.A.	2,158
		16,534
Building – Residential and Commercial – 0.2%
1,000	Sekisui Chemical Co., Ltd.	5,553
1,000	Sekisui House, Ltd.	8,401
		13,954
Building and Construction – Miscellaneous – 1.0%
170	Bouygues S.A.	5,808
5,000	Kajima Corp.	13,182
384	Koninklijke Boskalis Westminster N.V.	7,771
346	Leighton Holdings, Ltd.	3,603
2,000	Obayashi Corp.	9,404
2,000	Shimizu Corp.	9,035
3,000	Taisei Corp.	6,600
		55,403
Building and Construction Products – Miscellaneous – 0.6%
95	Cie de Saint-Gobain	3,221
485	Fletcher Building, Ltd.	1,375
109	Geberit A.G.	10,547
300	JS Group Corp.	3,977
1,000	Panasonic Electric Works Co., Ltd.	7,846
2,000	TOTO, Ltd.	10,605
		37,571
Building Products – Air and Heating – 0%
100	Daikin Industries, Ltd.	2,284

See Notes to Schedules of Investments and Financial Statements.

40  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Building Products – Cement and Aggregate – 0.3%
4,273	Boral, Ltd.	$8,862
150	Holcim, Ltd.	6,058
1,462	James Hardie Industries	3,593
1,000	Taiheiyo Cement Corp.	1,367
		19,880
Building Products – Doors and Windows – 0.1%
2,000	Nippon Sheet Glass Co. Ltd.	4,878
Cable Television – 0%
247	British Sky Broadcasting Group PLC	1,774
Casino Hotels – 0%
487	Crown, Ltd.	1,695
Casino Services – 0.1%
100	Sankyo Company, Ltd.	4,776
Cellular Telecommunications – 0.8%
201	Mobistar S.A.	14,786
4	NTT DoCoMo, Inc.	6,967
11,947	Vodafone Group PLC	22,262
		44,015
Chemicals – Diversified – 2.4%
47	Akzo Nobel N.V.	1,683
1,000	Asahi Kasei Corp.	4,090
669	BASF A.G.	19,500
735	Bayer A.G.	39,356
1,000	Denki Kagaku Kogyo Kabushiki Kaisha	2,082
767	DSM N.V.	18,419
200	Hitachi Chemical Co., Ltd.	2,160
232	K+S A.G.	11,008
1,000	Kaneka Corp.	5,340
300	Shin-Etsu Chemical Company, Ltd.	13,934
1,000	Showa Denko KK	1,325
104	Solvay S.A.	7,350
5,000	Ube Industries, Ltd.	10,720
		136,967
Chemicals – Specialty – 0.5%
1,000	Daicel Chemical Industries, Ltd.	4,386
8	Givaudan S.A.	5,425
200	Lonaz Group A.G.	18,253
		28,064
Circuit Boards – 0%
100	Ibiden Company, Ltd.	2,018
Commercial Banks – 11.9%
1,000	77 Bank, Ltd./The	5,007
562	Alpha Bank A.E.	4,690
391	Australia and New Zealand Banking Group, Ltd.	3,242
3,993	Banca Intesa S.P.A.	12,579
3,301	Banca Monte dei Paschi di Siena S.P.A.	4,734
455	Banca Popolare di Milano	2,322
1,146	Banco Bilbao Vizcaya Argentina	10,725
2,446	Banco de Sabadell S.A.	12,264
100	Banco de Valencia S.A.	997
154	Banco Espirito Santo S.A.	1,024
430	Banco Popular Espanol S.A.	2,954
2,180	Banco Popolare S.P.A.*	12,430
3,447	Banco Santander Central Hispano S.A.	27,810
552	Bankinter S.A.	4,781
1,630	Barclays PLC	2,423
1,474	Bendigo Bank, Ltd.	9,272
787	BNP Paribas S.A.	30,148
2,000	BOC Hong Kong Holdings, Ltd.	2,043
1,000	Chiba Bank, Ltd./The	5,562
1,000	Chugoku Bank, Ltd.	14,030
2,000	Chuo Mitsui Trust Holdings, Inc.	7,811
1,734	Commerzbank A.G.	7,995
744	Commonwealth Bank of Australia	12,528
566	Credit Agricole S.A.	6,887
238	Danske Bank A/S	2,386
1,000	DBS Group Holdings, Ltd.	5,775
79	Deutsche Postbank A.G.	948
529	Erste Bank der Oesterreichischen Sparkassen A.G.	7,973
800	Fortis	1,518
1,000	Fukuoka Financial Group, Inc.	3,347
1,000	Gunma Bank, Ltd.	5,778
1,000	Hachijuni Bank, Ltd./The	5,587
3,100	Hang Seng Bank, Ltd.	37,357
1,000	Hiroshima Bank, Ltd.	4,225
1,000	Hokuhoku Financial Group, Inc.	1,975
15,824	HSBC Holdings PLC	123,465
1,000	Joyo Bank, Ltd.	5,407
87	Julius Baer Holding, Ltd.	2,586
40	KBC Groep N.V.	731
2,050	Lloyds TSB Group PLC	2,699
2,800	Mitsubishi UFJ Financial Group, Inc.	15,532
2,900	Mizuho Financial Group, Inc.	7,130
528	National Australia Bank, Ltd.	6,245
84	National Bank of Greece S.A.	1,394
937	Natixis	1,469
5,000	Nishin-Nippon City Bank, Ltd.	12,209
1,874	Nordea Bank A.B.	9,901
758	OKO Bank	8,873
5,000	Oversea-Chinese Banking Corporation, Ltd.	16,824
58	Raiffeisen International Bank-Holding A.G.	1,182
300	Resona Holdings, Inc.	4,609
7,054	Royal Bank of Scotland Group PLC	2,223
400	Sapporo Hokuyo Holdings, Inc.	1,420
2,000	Shinsei Bank, Ltd.	2,557
2,000	Shizuoka Bank, Ltd.	20,799
222	Societe Generale – Class A	9,359
1,531	Standard Chartered PLC	19,380
200	Sumitomo Mitsui Financial	7,924
3,000	Sumitomo Trust & Banking Co.	14,749
326	Suncorp-Metway, Ltd.	1,532
1,000	Suruga Bank, Ltd.	8,724
1,420	Svenska Handelsbanken A.B. – Class A	15,500
1,000	The Bank Of Yokohama, Ltd.	5,068
1,000	The Iyo Bank, Ltd.	11,766
1,266	UBI Banca SCPA	15,760
2,393	UniCredito Italiano S.P.A.	4,209
2,000	United Overseas Bank, Ltd.	15,493
2,049	Westpac Banking Corporation, Ltd.	20,112
1,000	Yamaguchi Financial Group	11,062
		689,020
Commercial Services – 0.3%
14	SGS S.A.*	14,837
Commercial Services – Finance – 0.2%
1,461	Experian PLC	9,165
Computer Aided Design – 0.4%
545	Dassault Systemes S.A.	20,624

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  41

Janus Adviser INTECH Risk-Managed International Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Computer Services – 0.8%
98	Atos Origin S.A.	$2,333
310	Cap Gemini S.A.	10,729
2,088	Computershare, Ltd.	9,484
10,695	Fresh Finance for Residential Social Housing PLC	10,167
708	Indra Sistemas S.A.	14,252
		46,965
Computers – Integrated Systems – 0.2%
2,000	Fujitsu, Ltd.	8,985
1	NTT Data Corp.	3,195
		12,180
Computers – Peripheral Equipment – 0.1%
332	Logitech International S.A.*	3,220
Consulting Services – 0%
72	Bereau Veritas S.A.	2,714
Consumer Products – Miscellaneous – 0%
529	Husqvarna A.B.	2,205
Containers – Metal and Glass – 0.3%
1,185	Rexam PLC	5,365
700	Toyo Seikan Kaisha, Ltd.	10,355
		15,720
Containers – Paper and Plastic – 0.1%
1,114	Amcor Limited	3,780
Cosmetics and Toiletries – 0.2%
27	Beiersdorf A.G.	1,320
81	L’Oreal S.A.	5,389
100	Uni-Charm Corp.	6,863
		13,572
Cruise Lines – 0.1%
281	Carnival PLC	5,176
Dialysis Centers – 0.3%
390	Fresenius Medical Care A.G. & Co.	17,493
Distribution/Wholesale – 0.3%
400	Canon Marketing Japan Inc.	5,870
400	Hitachi High-Technologies Co.	5,977
2,000	Li & Fung, Ltd.	4,009
1,720	Wolseley PLC	4,290
		20,146
Diversified Financial Services – 0.1%
1,871	Investec PLC	6,752
Diversified Minerals – 0.7%
130	Anglo American PLC	2,355
1,036	BHP Billiton PLC	17,651
832	BHP Billiton, Ltd.	15,663
4,571	Fortescue Metals Group, Ltd.*	4,954
		40,623
Diversified Operations – 1.7%
2,304	Drax Group PLC	18,545
146	Groupe Bruxelles Lambert S.A.	10,740
305	IMI PLC	1,185
2,857	Invensys PLC*	6,394
1,000	Keppel Corp., Ltd.	2,628
265	Louis Vuitton Moet Hennessy S.A.	14,486
310	Nationale A Portefeullie	14,659
146	Siemens A.G.	8,187
1,035	Smiths Group PLC	12,865
500	Swire Pacific, Ltd. – Class A	3,232
2,324	Tomkins PLC	3,952
64	Wendel	2,491
		99,364
Diversified Operations – Commercial Services – 0.1%
859	Bunzl PLC	7,066
E-Commerce/Services – 0.1%
7	Rakuten, Inc.*	4,106
Electric – Distribution – 0.3%
1,724	AGL Energy, Ltd.	15,927
Electric – Generation – 0.7%
3,393	British Energy Group PLC	37,932
Electric – Integrated – 3.5%
13	BKW FMB Energie A.G.	1,112
100	Chubu Electric Power Co, Inc.	2,842
2,500	CLP Holdings, Ltd.	16,948
2,332	Contact Energy, Ltd.	8,076
555	E.ON A.G.	17,974
4,402	Electricidade de Portugal, S.A.	15,624
76	Electricite de France	3,720
1,192	Enel S.P.A.	6,680
698	Fortum Oyj	13,625
100	Hokkaido Electric Power Company, Inc.	2,413
300	Hokuriku Electric Power Company	8,551
3,500	Hongkong Electric Holdings, Ltd.	20,544
475	Iberdrola S.A.	3,686
100	Kansai Electric Power Company, Inc.	2,741
200	Kyushu Electric Power Company, Inc.	5,212
160	RWE A.G.	12,493
443	Scottish & Southern Energy PLC	7,654
100	Shikoku electric Power Company, Inc.	3,301
300	The Chugoku Electric Power Company	7,793
100	Tohoku Electric Power Company, Inc.	2,571
300	Tokyo Electric Power Co.	9,376
1,222	Union Fenosa S.A.	27,546
		200,482
Electric – Transmission – 1.3%
4,432	National Grid PLC	41,539
490	Red Electrica de Espana	20,161
3,652	Terna – Rete Elettrica Nationale S.P.A.	11,093
		72,793
Electric Products – Miscellaneous – 0.5%
300	Brother Industries, Ltd.	1,932
200	Casio Computer Co., Ltd.	1,567
3,000	Hitachi, Ltd.	9,589
133	Legrand S.A.	2,243
1,000	Mitsubishi Electric Corp.	4,557
6,000	SANYO Electric Co., Ltd.*	9,161
		29,049
Electronic Components – Miscellaneous – 0.7%
400	Hoya Corp.	7,108
100	Kyocera Corp.	6,389
100	Mabuchi Motor Company, Ltd.	3,748
7,000	Nec Corp.	18,641
100	Nidec Corp.	4,729
		40,615

See Notes to Schedules of Investments and Financial Statements.

42  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Electronic Components – Semiconductors – 0.3%
1,479	Infineon Technologies A.G.*	$1,323
100	Rohm Co., Ltd.	4,938
2,546	STMicroelectronics N.V.	13,234
		19,495
Electronic Measuring Instruments – 0%
200	Advantest Corp.	2,680
Electronics – Military – 0.1%
674	Safran S.A.	8,443
Energy – Alternate Sources – 0.6%
149	Q-Cells A.G.*	3,636
400	Renewable Energy Corp. A.S.*	4,011
283	Solarworld A.G.	6,000
536	Verbund – Oesterreichische Elektrizitaetswirtschafts A.G.	20,523
		34,170
Engineering – Research and Development Services – 0.7%
1,929	ABB, Ltd.	25,084
1,000	JGC Corp.	14,142
1,000	Singapore Technologies Engineering, Ltd.	1,489
226	WorleyParsons, Ltd.	2,105
		42,820
Enterprise Software/Services – 0.7%
100	Nomura Research Institute, Ltd.	1,792
300	Oracle Corporation Japan	11,877
807	SAP A.G.	28,756
		42,425
Entertainment Software – 0.1%
100	Konami Corp.	1,993
100	Square Enix Co., Ltd.	2,677
		4,670
Finance – Consumer Loans – 0.1%
80	Acom Company, Ltd.	2,802
Finance – Credit Card – 0%
100	Aeon Credit Service Co., Ltd.	903
Finance – Investment Bankers/Brokers – 0.9%
548	Credit Suisse Group A.G.	14,044
1,000	Daiwa Securities Group Co.	5,469
354	Macquarie Bank, Ltd.	5,691
396	Mediobanca S.P.A.	3,590
800	Nomura Holdings, Inc.	5,154
2,000	Shinko Securities Company, Ltd.	3,972
993	UBS A.G.*	12,491
		50,411
Finance – Leasing Companies – 0.1%
190	Mitsubishi UFJ Lease & Finance	4,456
20	Orix Corp.	870
		5,326
Finance – Other Services – 0.4%
211	ASX, Ltd.	3,591
95	Deutsche Boerse A.G.	4,783
500	Hong Kong Exchanges & Clearing, Ltd.	4,291
1,894	ICAP PLC	6,458
290	London Stock Exchange Group PLC	2,016
1,000	Singapore Exchange, Ltd.	3,389
		24,528
Food – Catering – 0.8%
3,986	Compass Group PLC	19,719
472	Sodexho Alliance S.A.	23,950
		43,669
Food – Dairy Products – 0.3%
1,000	Meiji Dairies Corp.	4,689
1,344	Parmalat S.P.A.*	2,169
400	Yakult Honsha Company, Ltd.	8,114
		14,972
Food – Flour and Grain – 0.3%
1,500	Nisshin Seifun Group, Inc.	16,318
Food – Meat Products – 0.2%
1,000	Nippon Meat Packers, Inc.	12,620
Food – Miscellaneous/Diversified – 2.1%
1,021	Cadbury Schweppes PLC	8,246
138	Danisco	5,098
50	Groupe Danone	2,571
566	Kerry Group PLC	10,611
1,000	Kikkoman Corp.	9,585
1,620	Nestle S.A.	56,030
100	Nissin Food Products Company, Ltd.	3,395
200	Orkla A.S.A.	1,325
865	Unilever N.V.	19,085
374	Unilever PLC	8,237
		124,183
Food – Retail – 1.9%
54	Carrefour S.A.	1,851
45	Casino Guichard-Perrachon S.A.	2,957
95	Colruyt S.A.	21,070
59	Delhaize Group	3,807
301	J Sainsbury PLC	1,449
712	Jeronimo Martins	3,634
586	Koninklijke Ahold N.V.	7,046
4,642	Tesco PLC	24,038
1,057	William Morrison Supermarkets PLC	4,137
2,256	Woolworths, Ltd.	39,338
		109,327
Food – Wholesale/Distribution – 0.2%
4,131	Metcash, Ltd.	10,889
Gambling – Non-Hotel – 0.2%
401	OPAP S.A.	11,643
Gas – Distribution – 1.1%
2,827	Centrica PLC	10,550
158	Enagas	2,745
701	Gaz de France*	26,899
7,600	Hong Kong & China Gas Co., Ltd.	12,397
1,000	Osaka Gas Company, Ltd.	4,253
1,000	Toho Gas Co., Ltd.	6,095
		62,939
Gas – Transportation – 0.1%
1,574	Snam Rete Gas S.P.A.	8,210
Gold Mining – 0%
120	Newcrest Mining, Ltd.	2,330

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  43

Janus Adviser INTECH Risk-Managed International Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Hotels and Motels – 0.1%
88	Accor S.A.	$3,482
239	InterContinental Hotels Group PLC	1,814
		5,296
Human Resources – 0.3%
82	Adecco S.A.	2,756
1,352	Capita Group PLC	13,687
		16,443
Import/Export – 0.1%
400	Mitsubishi Corp.	5,293
200	Sumitomo Corp.	1,808
		7,101
Industrial Gases – 0.8%
281	Air Liquide S.A.	20,476
308	Linde A.G.	20,679
1,000	Taiyo Nippon Sanso Corp.	6,423
		47,578
Internet Brokers – 0%
100	Matsui Securities Co., Ltd.	748
Investment Companies – 0.8%
196	Eurazeo	6,641
1,590	Investor A.B. – Class B	18,450
1,456	Man Group PLC	4,335
658	Marfin Investment Group S.A.	2,411
189	Pargesa Holdings S.A.	12,153
		43,990
Investment Management and Advisory Services – 0.2%
1,137	Schroders PLC	12,510
Leisure and Recreation Products – 0%
100	Sega Sammy Holdings, Inc.	1,256
Life and Health Insurance – 0.8%
510	Alleanza Assicurazioni S.P.A.	3,460
945	AMP, Ltd.	3,123
1,354	Aviva. PLC.	6,102
1,946	AXA Asia Pacific Holdings	5,763
2,592	Friends Provident PLC	3,090
3,008	Legal & General Group PLC	2,675
7,636	Old Mutual PLC	5,778
981	Prudential PLC	4,725
1	Sony Financial Holdings Inc.	3,271
32	Swiss Life Holdings	1,739
200	T&D Holdings, Inc.	6,419
		46,145
Lighting Products and Systems – 0%
200	Ushio, Inc.	2,527
Lottery Services – 0.3%
246	Lottomatica S.P.A.	4,538
7,032	Tattersall’s, Ltd.*	12,732
		17,270
Machine Tools and Related Products – 0%
200	THK Co., Ltd.	2,527
Machinery – Construction and Mining – 0.1%
370	Atlas Copco AB	2,206
382	Atlas Copco AB	2,573
		4,779
Machinery – Electrical – 0.3%
234	Schindler Holding A.G.	10,631
100	SMC Corp.*	8,920
		19,551
Machinery – Farm – 0.1%
1,000	Kubota Corp.	5,399
Machinery – General Industrial – 0.7%
295	Alstom	14,313
1,000	Kawasaki Heavy Industries	1,804
160	Kone Oyj – Class B	3,360
2,000	Mitsubishi Heavy Industries, Ltd.	7,509
300	Volvo A/B – Class A	1,224
621	Zardoya Otis S.A.	11,119
		39,329
Medical – Biomedical and Genetic – 0.7%
1,052	CSL, Ltd.	24,764
202	Novozymes A/S	16,079
		40,843
Medical – Drugs – 7.9%
223	Actelion, Ltd.*	12,138
400	Astellas Pharmaceutical, Inc.	15,086
1,237	AstraZeneca Group PLC	47,932
800	Chugai Pharmaceutical Co., Ltd.	15,282
100	Daiichi Sankyo Company, Ltd.	2,248
1,000	Dainippon Sumitomo Pharma Co., Ltd.	8,884
200	Eisai Company, Ltd.	7,307
558	Elan Corporation PLC	4,017
3,339	GlaxoSmithKline PLC	59,062
317	Grifols S.A.	5,580
400	Hisamitsu Pharmaceutical Co.	14,717
121	Merck KGaA*	10,308
1,000	Mitsubishi Tanabe Pharma Corp.	14,635
1,355	Novartis A.G.	56,086
650	Novo Nordisk S.A.	34,691
200	Ono Pharmaceutical Co. Ltd.	10,486
93	Orion Oyj – Class B	1,603
406	Roche Holding A.G.	57,106
455	Sanofi-Aventis	25,622
100	Santen Pharmaceutical Company, Ltd.	3,201
1,000	Shionogi & Co., Ltd.	21,306
424	Shire PLC	6,200
300	Takeda Pharmaceutical Company, Ltd.	14,019
256	UCB S.A.	7,973
		455,489
Medical – Wholesale Drug Distributors – 0.2%
100	Alfresa Holdings Corp.	4,219
200	Suzuken Co. Ltd.	5,091
		9,310
Medical Instruments – 0.1%
590	Getinge A.B.	7,870
Medical Products – 1.3%
188	Cochlear, Ltd.	6,984
208	Coloplast A/S	12,740
107	Fresenius S.E.	5,194
958	Smith & Nephew PLC	6,960
41	Straumann Holding A.G.	6,288
200	Synthes, Inc.	24,168

See Notes to Schedules of Investments and Financial Statements.

44  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Medical Products – (continued)
400	Terumo Corp.	$13,532
		75,866
Metal – Copper – 0.1%
676	Antofagasta PLC	4,101
Metal – Diversified – 0.5%
555	Eurasian Natural Resources Corporation	2,544
1,000	Mitsui Mining & Smelting Co., Ltd.	1,794
547	Rio Tinto PLC	11,888
302	Rio Tinto, Ltd.	7,854
345	Vedanta Resources PLC	2,756
		26,836
Metal Processors and Fabricators – 0.1%
389	Assa Abloy AB	3,903
255	Sims Group Limited	2,725
		6,628
Motion Pictures and Services – 0.2%
500	Toho Company, Ltd.	8,732
MRI and Medical Diagnostic Imaging Center – 0.1%
632	Sonic Healthcare, Ltd.	5,546
Multi-Line Insurance – 2.3%
703	Aegon N.V.	3,707
157	Allianz A.G.	13,200
177	Assicurazioni Generali	3,684
988	AXA S.A.	15,390
158	Baloise Holding	9,818
219	CNP Assurances	14,599
822	ING Groep N.V.	6,564
5,222	Mapfre S.A.	14,739
1,273	Sampo Oyj – Class A	20,492
77	Topdanmark*	9,170
122	Zurich Financial Services A.G.	22,037
		133,400
Multimedia – 0.5%
43	Lagardere S.C.A.	1,640
548	Pearson PLC	5,290
83	Reuters Group PLC	1,682
599	Vivendi Universal S.A.	15,462
663	WPP Group PLC	3,742
		27,816
Non-Ferrous Metals – 0%
1,000	Mitsubishi Materials Corp.	2,489
Office Automation and Equipment – 0.6%
700	Canon, Inc.	18,816
183	Neopost S.A.	14,751
200	Seiko Epson Corp.	2,503
		36,070
Office Supplies and Forms – 0.2%
198	Societe BIC S.A.	10,644
Oil – Field Services – 0.5%
1,083	AMEC PLC	8,850
230	Fugro N.V.	6,233
251	Saipem S.P.A.	3,830
669	SBM Offshore	8,091
54	Technip S.A.	1,681
		28,685
Oil and Gas Drilling – 0.3%
1,800	SeaDrill, Ltd.	14,839
Oil Companies – Exploration and Production – 1.9%
328	Cairn Energy, PLC*	8,669
1	INPEX Holdings, Inc.	7,176
1,642	Lundin Petroleum AB*	8,100
4,368	Origin Energy, Ltd.*	38,513
1,720	Santos, Ltd.	15,447
1,635	Tullow Oil PLC	16,338
803	Woodside Petroleum, Ltd.	17,723
		111,966
Oil Companies – Integrated – 4.2%
2,152	BG Group PLC	29,702
5,941	BP PLC	42,224
1,444	Eni S.P.A.	30,633
100	Galp Energia SGPS S.A. – B Shares	1,065
198	OMV A.G.	5,656
752	Repsol – YPF S.A.	13,487
1,370	Royal Dutch Shell PLC	32,818
1,600	Royal Dutch Shell PLC – Class A	40,193
858	Statoil A.S.A	14,807
702	Total S.A.	35,110
		245,695
Oil Refining and Marketing – 0.5%
795	Hellenic Petroleum S.A.	5,687
1,000	Nippon Mining Holdings, Inc.	3,633
1,171	Saras S.P.A.	3,846
1,400	Showa Shell Sekiyu K.K.	13,045
		26,211
Optical Supplies – 0.3%
98	Essilor International S.A.	3,748
759	Luxottica Group S.P.A.	10,701
		14,449
Paper and Related Products – 0.7%
455	Holmen A.B. B-Shares	9,314
100	Nippon Paper Group, Inc.	2,957
2,000	Oji Paper Co., Ltd.	9,465
907	Stora Enso Oyj – R Shares	5,536
1,389	UPM-Kymmene OYJ	13,133
		40,405
Photo Equipment and Supplies – 0.2%
500	Konica Minolta Holdings, Inc.	3,848
1,000	Nikon Corp.	10,348
		14,196
Platinum – 0%
96	Lonmin PLC	1,208
Power Converters and Power Supply Equipment – 0.2%
58	Gamesa Corporacion Tecnologica S.A.	975
20	Schneider Electric S.A.	1,272
220	Vestas Wind Systems A.S.*	10,639
		12,886
Printing – Commercial – 0.2%
1,000	Dai Nippon Printing Co., Ltd.	9,748
Property and Casualty Insurance – 1.4%
341	Admiral Group PLC	4,432
1,000	Aioi Insurance Co., Ltd.	4,865

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  45

Janus Adviser INTECH Risk-Managed International Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Property and Casualty Insurance – (continued)
5,082	Insurance Australia Group, Ltd.	$12,433
500	Millea Holdings, Inc.	13,172
400	Mitsui Sumitomo Insurance Group Holdings, Inc.	10,248
1,069	QBE Insurance Group, Ltd.	16,095
1,000	Sompo Japan Insurance, Inc.	6,211
200	Trygvesta A.S.	11,924
		79,380
Public Thoroughfares – 0.2%
86	Abertis Infraestucturas S.A.	1,395
5,069	Macquarie Infrastructure Group	5,097
19	Societe des Autoroutes Paris-Rhin-Rhone	1,083
1,523	Transurban Group	4,916
		12,491
Publishing – Books – 0.2%
291	Reed Elsevier N.V.	3,226
974	Reed Elsevier PLC	7,290
		10,516
Publishing – Newspapers – 0.1%
4,000	Singapore Press Holdings, Ltd.	7,393
Publishing – Periodicals – 0.2%
889	United Business Media PLC	6,216
147	Wolters Kluwer N.V.	2,647
		8,863
Real Estate Management/Services – 0.4%
500	AEON Mall Company, Ltd.	6,831
301	Lend Lease Corp., Ltd.	1,281
1,000	Mitsubishi Estate Company, Ltd.	13,073
100	Nomura Real Estate Holdings, Inc.	1,767
		22,952
Real Estate Operating/Development – 0.9%
1,000	Cheng Kong Holdings, Ltd.	9,274
1,000	Hang Lung Group, Ltd.	3,242
2,000	Hang Lung Properties, Ltd.	4,491
1,900	Hopewell Holdings, Ltd.*	6,264
2,000	Hysan Development Company, Ltd.	3,247
200	Leopalace21 Corp.	1,680
1,000	Mitsui Fudosan Co., Ltd.	12,876
5	NTT Urban Development Corp.	4,293
1,000	Sun Hung Kai Properties, Ltd.	8,891
		54,258
Reinsurance – 1.0%
151	Hannover Rueckversicher	4,532
205	Muenchener Rueckversicherungs-Gesellschaft A.G.	27,282
910	Scor S.E.	18,492
176	Swiss Reinsurance	4,678
		54,984
REIT – Diversified – 0.6%
201	British Land Co., PLC	1,315
284	Corio NV	12,162
4,288	DB RREEF Trust	2,051
183	Hammerson PLC	1,074
24	Klepierre	574
353	Land Securities Group PLC	3,518
367	Liberty International PLC	1,977
743	Segro PLC	1,722
85	Unibail-Rodamco	11,444
		35,837
REIT – Office Property – 0.1%
39	ICADE	3,141
1	Japan Prime Realty Investment Corp.	2,556
		5,697
REIT – Shopping Centers – 0.3%
11,037	CFS Retail Property Trust	12,444
979	Westfield Group	7,418
		19,862
Resorts and Theme Parks – 0.1%
100	Oriental Land Co., Ltd.	7,586
Retail – Apparel and Shoe – 0.6%
100	Fast Retailing Co., Ltd.	12,630
193	Hennes & Mauritz A.B. – Class B	7,455
170	Industria de Diseno Textil S.A.	6,489
413	Next PLC	7,026
		33,600
Retail – Automobile – 0.2%
230	USS Company, Ltd.	9,729
Retail – Building Products – 0.2%
4,696	Kingfisher PLC	9,439
Retail – Convenience Stores – 0.2%
100	FamilyMart Co.	3,652
200	Lawson, Inc.	9,866
		13,518
Retail – Jewelry – 0.2%
582	Bulgari S.P.A.	2,411
400	Citizen Holding Co., Ltd.	1,604
452	Compagnie Financiere Richemont A.G.	6,609
		10,624
Retail – Major Department Stores – 0.3%
2,351	Home Retail Group PLC	7,019
600	Isetan Mitsukoshi Holdings	4,302
2,000	J Front Retailing Co., Ltd.	7,108
300	Marui Group Co., Ltd.	1,553
		19,982
Retail – Miscellaneous/Diversified – 0.5%
300	Aeon Co., Ltd.	2,394
600	Seven & I Holdings Co. Ltd.	15,993
1,000	UNY Co., Ltd.	8,298
347	Wesfarmers, Ltd.	3,373
		30,058
Retail – Restaurants – 0%
108	Whitbread PLC	1,286
Rubber – Tires – 0.2%
400	Bridgestone Corp.	5,038
78	Compagnie Generale des Etablissements Michelin – Class B	3,059
82	Nokian Renkaat Oyj	802
300	Sumitomo Rubber Industries, Inc.	1,873
		10,772

See Notes to Schedules of Investments and Financial Statements.

46  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Satellite Telecommunications – 0.5%
334	Eutelsat Communications*	$7,150
1,077	SES (FDR)	19,783
		26,933
Schools – 0.1%
200	Benesse Corp.	8,509
Security Services – 0.6%
4,527	G4S PLC	12,599
100	Secom Company, Ltd.	4,192
1,973	Securitas A.B. – B Shares	15,885
		32,676
Semiconductor Equipment – 0.1%
172	ASML Holding N.V.	2,858
100	Tokyo Electron, Ltd.	3,655
		6,513
Soap and Cleaning Preparations – 0.8%
1,190	Reckitt Benckiser PLC	46,041
Steel – Producers – 0.4%
132	Acerinox S.A.	1,726
768	ArcelorMittal	17,247
2,000	Sumitomo Metal Industries, Ltd.	3,984
		22,957
Steel – Specialty – 0.1%
1,000	Daido Steel Company, Ltd.	2,733
1,000	Hitachi Metals, Ltd.	5,024
		7,757
Steel Pipe and Tube – 0.1%
150	Tenaris S.A.*	1,483
15	Vallourec	1,475
		2,958
Sugar – 0.1%
1,323	Tate & Lyle PLC	6,363
Telecommunication Equipment – 0.1%
2,717	Aclatel-Lucent*	5,401
Telecommunication Services – 0.4%
6,000	PCCW, Ltd.	3,088
7,000	Singapore Telecommunications, Ltd.	12,169
351	Tele2 A.B.	2,837
781	TeliaSonera A.B.	3,432
		21,526
Telephone – Integrated – 3.6%
328	Belgacom S.A.	11,469
1,193	BT Group PLC	1,819
2,107	Deutsche Telekom A.G.	25,624
108	Elisa Oyj	1,710
1,020	France Telecom S.A.	23,024
192	Hellenic Telecommunication Organization S.A.	2,894
2,589	Koninklijke KPN N.V.	34,574
200	Nippon Telegraph & Telephone Corp.	9,645
1,126	Portugal Telecom SGPS S.A.	9,063
100	Softbank Corp.	1,539
81	Swisscom A.G.	25,506
5,197	Telecom Italia S.P.A.	6,386
4,896	Telecom Italia R.O.	4,732
1,835	Telefonica S.A.	32,637
154	Telekom Austria A.G.	2,165
5,848	Telstra Corp., Ltd.	13,987
		206,774
Television – 0.5%
560	M6-Metropole Television	9,084
2,204	Mediaset S.P.A.	10,732
82	Modern Times Group MTG A.B.	1,399
532	Television Francaise	5,745
		26,960
Textile – Products – 0.3%
1,500	Kuraray Co., Ltd.	11,748
1,000	Mitsubishi Rayon Co., Ltd.	2,402
1,000	Toray Incustries, Inc.	4,312
		18,462
Tobacco – 1.6%
2,694	British American Tobacco PLC	74,058
299	Imperial Tobacco Group PLC	8,189
832	Swedish Match A.B.	11,247
		93,494
Toys – 0.5%
100	Namco Bandai Holdings, Inc.	996
100	Nintendo Company, Ltd.	30,768
		31,764
Transportation – Marine – 0.4%
1	A.P. Moller – Maersk Group A/S – Class A	4,858
1	A.P. Moller – Maersk Group A/S – Class B	4,798
370	Frontline, Ltd.	10,649
1,000	Nippon Yusen Kabushiki Kaisha	4,674
		24,979
Transportation – Railroad – 1.2%
100	East Japan Railway Co.	6,777
1,000	Hankyu Hanshin Holdings, Inc.	5,477
1,000	Keihin Electric Express Railway	7,654
2,000	Keio Corp.	10,637
1,000	Keisei Electric Railroad Corp.	5,375
2,000	Kintetsu Corp.	9,035
4,000	MTR Corporation, Ltd.	9,563
1,000	Odakyu Electric Railroad Corp.	7,964
1,000	Tobu Railway Co., Ltd.	5,479
1	West Japan Railway Company	4,066
		72,027
Transportation – Services – 0.3%
1,000	ComfortDelGro Corp., Ltd.	953
306	FirstGroup PLC	1,204
21	Kuehne & Nagel International A.G.*	1,160
1,865	Stagecoach Group PLC	3,293
537	TNT N.V.	9,359
504	Toll Holdings, Ltd.	1,731
		17,700
Transportation – Truck – 0.1%
471	DSV A/S	4,641
1,000	Nippon Express Co., Ltd.	3,575
		8,216
Venture Capital – 0%
100	Jafco Co. Ltd.	1,956

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  47

Janus Adviser INTECH Risk-Managed International Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Warehousing and Harbor Transport Services – 0.1%
1,000	Kamigumi Co. Ltd.	$7,923
Water – 0.8%
584	Severn Trent PLC	9,216
893	Suez Environment S.A.	14,269
2,684	United Utilities PLC	21,006
91	Veolia Environnement	2,051
		46,542
Water Treatment Systems – 0.1%
200	Kurita Water Industries, Ltd.	4,486
Web Portals/Internet Service Providers – 0.1%
38	Iliad S.A.	3,166
5	Yahoo Japan Corp.	1,589
		4,755
Wire and Cable Products – 0.3%
4,000	Furukawa Electronic Co., Ltd.	13,775
312	Prysmian S.P.A.	3,939
		17,714
Wireless Equipment – 0.4%
720	Nokia Oyj	8,835
2,076	Telefonaktiebolaget L.M. Ericsson – Class B	16,590
		25,425

Total Common Stock (cost $7,768,304)		5,731,673

Preferred Stock – 0.5%
Automotive – Cars and Light Trucks – 0.2%
190	Volkswagen A.G.	9,403
Electric – Integrated – 0.1%
99	RWE A.G.	6,540
Medical Products – 0.1%
108	Fresenius A.G.	5,981
Multi-Line Insurance – 0%
1,255	Unipol Gruppo Finanzario S.P.A.	1,312
Soap and Cleaning Preparations – 0.1%
156	Henkel A.G. & Co., KGaA	4,019

Total Preferred Stock (cost $27,990)		27,255

Rights – 0%
Commercial Banks – 0%
3,498	Unicredit S.P.A. – Rights* (cost $0)	0

Money Markets – 0.4%
9,000	Janus Cash Liquidity LLC, 0%	9,000
12,053	Janus Institutional Money Market Fund – Institutional Shares, 0.30%	12,053

Total Money Markets (cost $21,053)		21,053

Total Investments (total cost $7,817,347) – 99.7%		5,779,981

Cash, Receivables and Other Assets, net of Liabilities – 0.3%		18,468

Net Assets – 100%		$5,798,449

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$431,571	7.5%
Austria	41,865	0.7%
Belgium	94,101	1.6%
Bermuda	29,497	0.5%
Denmark	117,653	2.0%
Finland	77,969	1.3%
France	550,004	9.5%
Germany	348,240	6.0%
Greece	28,717	0.5%
Hong Kong	144,870	2.5%
Ireland	14,628	0.3%
Italy	173,980	3.0%
Japan	1,397,538	24.2%
Jersey	25,323	0.4%
Luxembourg	38,513	0.7%
Netherlands	174,603	3.0%
New Zealand	9,450	0.2%
Norway	27,107	0.5%
Portugal	30,409	0.5%
Singapore	75,898	1.3%
Spain	226,080	3.9%
Sweden	142,631	2.5%
Switzerland	415,041	7.2%
United Kingdom	1,119,073	19.4%
United States††	45,220	0.8%

Total	$5,779,981	100.0%

††	Includes Short-Term Securities (0.4% excluding Short-Term Securities).

See Notes to Schedules of Investments and Financial Statements.

48  Janus Adviser Series  January 31, 2009

Statements of Assets and Liabilities

	Janus Adviser	Janus Adviser	Janus Adviser	Janus Adviser
	INTECH	INTECH	INTECH	INTECH
As of January 31, 2009 (unaudited)	Risk-Managed	Risk-Managed	Risk-Managed	Risk-Managed
(all numbers in thousands except net asset value per share)	Growth Fund	Core Fund	Value Fund	International Fund

Assets:
Investments at cost	$1,024,619	$85,776	$69,710	$7,817
Unaffiliated investments at value	$831,661	$68,640	$53,152	$5,759
Affiliated money market investments	2,070	–	180	21
Cash	267	–	39	17
Cash denominated in foreign currency(1)	–	–	–	11
Receivables:
Investments sold	31,573	2,444	1,444	67
Fund shares sold	620	126	50	2
Dividends	572	127	103	9
Interest	–	–	–	–
Due from adviser	–	–	–	23
Non-interested Trustees’ Deferred Compensation	30	3	2	–
Other assets	52	1	10	–
Total Assets	866,845	71,341	54,980	5,909
Liabilities:
Payables:
Due to Custodian	–	76	–	–
Investments purchased	29,023	2,130	1,482	71
Fund shares repurchased	440	130	8	–
Dividends	1	–	–	–
Advisory fees	362	17	10	3
Transfer agent fees and expenses	32	5	3	3
Administrative services fees – Class R Shares	–	–	–	N/A
Administrative services fees – Class S Shares	8	1	–	–
Distribution fees – Class A Shares	3	3	–	–
Distribution fees – Class C Shares	4	8	–	1
Distribution fees – Class R Shares	–	–	–	N/A
Distribution fees – Class S Shares	8	1	–	–
Networking fees – Class A Shares	–	–	–	–
Networking fees – Class C Shares	1	–	–	–
Networking fees – Class I Shares	149	–	–	–
Non-interested Trustees’ fees and expenses	6	3	2	3
Non-interested Trustees’ deferred compensation fees	30	3	2	–
Accrued expenses	4	3	–	30
Total Liabilities	30,071	2,380	1,507	111
Net Assets	$836,774	$68,961	$53,473	$5,798
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,379,492	$110,365	$85,050	$10,903
Undistributed net investment income/(loss)*	441	161	453	12
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(352,273)	(24,430)	(15,651)	(3,075)
Unrealized appreciation/(depreciation) of investments, foreign currency transactions and non-interested Trustees’ deferred compensation	(190,886)	(17,135)	(16,379)	(2,042)
Total Net Assets	$836,774	$68,961	$53,473	$5,798
Net Assets – Class A Shares	$16,362	$14,847	$647	$1,436
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,035	1,743	102	277
Net Asset Value Per Share(2)	$8.04	$8.52	$6.36	$5.19
Maximum Offering Price Per Share(3)	$8.53	$9.04	$6.75	$5.51
Net Assets – Class C Shares	$4,701	$8,929	$257	$1,354
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	603	1,067	40	260
Net Asset Value Per Share(2)	$7.80	$8.37	$6.34	$5.20
Net Assets – Class I Shares	$782,983	$39,480	$52,140	$1,658
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	98,072	4,670	8,191	320
Net Asset Value Per Share	$7.98	$8.45	$6.37	$5.19
Net Assets – Class R Shares	$111	$190	$259	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14	22	41	N/A
Net Asset Value Per Share	$7.93	$8.45	$6.35	N/A
Net Assets – Class S Shares	$32,617	$5,515	$170	$1,350
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,069	645	27	260
Net Asset Value Per Share	$8.02	$8.55	$6.36	$5.20

*	See Note 3 in Notes to Financial Statements.

(1)	Includes cost of $11,465 for Janus Adviser INTECH Risk-Managed International Fund.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  49

Statements of Operations

	Janus Adviser	Janus Adviser	Janus Adviser	Janus Adviser
	INTECH	INTECH	INTECH	INTECH
For the six – month period ended January 31, 2009 (unaudited)	Risk-Managed	Risk-Managed	Risk-Managed	Risk-Managed
(all numbers in thousands)	Growth Fund	Core Fund	Value Fund	International Fund

Investment Income:
Interest	$1	$–	$–	$–
Securities lending income	35	8	8	–
Dividends	8,070	1,146	980	77
Dividends from affiliates	28	2	3	–
Foreign tax withheld	–	–	–	(7)
Total Investment Income	8,134	1,156	991	70
Expenses:
Advisory fees	2,557	172	141	19
Transfer agent expenses	84	9	6	5
Registration fees	42	34	27	12
Custodian fees	26	26	19	70
Audit fees	16	16	16	18
Non-interested Trustees’ fees and expenses	19	3	3	2
Printing fees	7	6	6	6
System fees	12	12	12	14
Distribution fees – Class A Shares	29	25	1	2
Distribution fees – Class C Shares	32	59	1	8
Distribution fees – Class R Shares	–	1	1	N/A
Distribution fees – Class S Shares	63	11	–	2
Administrative services fees – Class R Shares	–	1	–	N/A
Administrative services fees – Class S Shares	63	10	–	2
Networking fees – Class A Shares	21	9	–	–
Networking fees – Class C Shares	5	8	–	–
Networking fees – Class I Shares	121	–	–	–
Other expenses	11	6	7	4
Non-recurring costs (Note 2)	N/A	N/A	N/A	N/A
Costs assumed by Janus Capital Management LLC (Note 2)	N/A	N/A	N/A	N/A
Total Expenses	3,108	408	240	164
Expense and Fee Offset	(10)	(1)	(1)	–
Net Expenses	3,098	407	239	164
Less: Excess Expense Reimbursement	(16)	(35)	(66)	(135)
Net Expenses after Expense Reimbursement	3,082	372	173	29
Net Investment Income/(Loss)	5,052	784	818	41

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(283,056)	(19,409)	(11,637)	(2,138)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(208,932)	(16,336)	(12,008)	(1,766)
Net Gain/(Loss) on Investments	(491,988)	(35,745)	(23,645)	(3,904)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(486,936)	$(34,961)	$(22,827)	$(3,863)

See Notes to Financial Statements.

50  Janus Adviser Series  January 31, 2009

Statements of Changes in Net Assets

	Janus Adviser		Janus Adviser		Janus Adviser		Janus Adviser
For the six-month period ended	INTECH		INTECH		INTECH		INTECH
January 31, 2009 (unaudited)	Risk-Managed		Risk-Managed		Risk-Managed		Risk-Managed
and for the fiscal year ended July 31,	Growth Fund		Core Fund		Value Fund		International Fund
2008 (all numbers in thousands)	2009	2008	2009	2008	2009	2008	2009	2008

Operations:
Net investment income/(loss)	$5,052	$10,893	$784	$2,059	$818	$1,382	$41	$177
Net realized gain/(loss) from investment and foreign currency transactions	(283,056)	(44,039)	(19,409)	(3,690)	(11,637)	(3,911)	(2,138)	(904)
Net realized gain/(loss) from futures contracts	–	(371)	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(208,932)	(56,328)	(16,336)	(8,240)	(12,008)	(5,288)	(1,766)	(135)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(486,936)	(89,845)	(34,961)	(9,871)	(22,827)	(7,817)	(3,863)	(862)
Dividends and Distributions to Shareholders:
Net investment income *
Class A Shares	(126)	(278)	(322)	(549)	(20)	(7)	(43)	(37)
Class C Shares	–	–	(97)	(133)	(4)	(9)	(30)	(24)
Class I Shares	(10,101)	(8,969)	(1,057)	(1,506)	(1,481)	(639)	(53)	(44)
Class R Shares	–	(1)	(4)	(7)	(6)	(3)	N/A	N/A
Class S Shares	(160)	(395)	(98)	(166)	(4)	(3)	(37)	(32)
Net realized gain from investment transactions*
Class A Shares	–	(2,295)	–	(1,131)	–	(12)	–	–
Class C Shares	–	(636)	–	(653)	–	(25)	–	–
Class I Shares	–	(55,400)	–	(2,732)	–	(1,012)	–	–
Class R Shares	–	(9)	–	(17)	–	(9)	N/A	N/A
Class S Shares	–	(6,545)	–	(630)	–	(5)	–	–
Net Decrease from Dividends and Distributions	(10,387)	(74,528)	(1,578)	(7,524)	(1,515)	(1,724)	(163)	(137)
Capital Share Transactions:
Shares sold
Class A Shares	2,178	15,878	2,405	28,101	244	891	74	57
Class C Shares	269	1,267	1,466	2,612	44	29	2	23
Class I Shares	135,983	386,946	5,765	9,410	14,321	28,428	184	479
Class R Shares	14	37	14	38	20	26	N/A	N/A
Class S Shares	5,113	36,680	744	4,978	–	–	–	–
Redemption fees
Class I Shares	–	14	–	–	–	–	–	–
Class R Shares	–	–	–	–	–	–	N/A	N/A
Class S Shares	3	14	1	2	–	–	–	–
Reinvested dividends and distributions
Class A Shares	111	2,122	272	1,347	17	13	42	37
Class C Shares	–	236	43	286	4	33	30	24
Class I Shares	9,618	62,540	840	3,626	1,429	1,563	53	44
Class R Shares	–	2	4	24	6	12	N/A	N/A
Class S Shares	160	6,892	96	771	4	8	37	32
Shares repurchased
Class A Shares	(8,996)	(28,729)	(6,606)	(22,822)	(241)	(310)	(15)	–
Class C Shares	(1,242)	(6,527)	(3,122)	(9,073)	(13)	(1,123)	–	–
Class I Shares	(127,749)	(300,225)	(4,849)	(43,920)	(3,494)	(4,892)	(22)	(180)
Class R Shares	(7)	(25)	(195)	(42)	–	(56)	N/A	N/A
Class S Shares	(19,541)	(117,902)	(4,713)	(38,347)	–	–	–	–
Net Increase/(Decrease) from Capital Share Transactions	(4,086)	59,220	(7,835)	(63,009)	12,341	24,622	385	516
Net Increase/(Decrease) in Net Assets	(501,409)	(105,153)	(44,374)	(80,404)	(12,001)	15,081	(3,641)	(483)
Net Assets:
Beginning of period	1,338,183	1,443,336	113,335	193,739	65,474	50,393	9,439	9,922
End of period	$836,774	$1,338,183	$68,961	$113,335	$53,473	$65,474	$5,798	$9,439

Undistributed net investment income/(loss)*	$441	$5,776	$161	$955	$453	$1,150	$12	$134

*	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  51

Financial Highlights

Class A Shares

For a share outstanding during the six-month period ended January 31, 2009	Janus Adviser INTECH Risk-Managed Growth Fund
(unaudited) and through each fiscal year or period ended July 31	2009	2008	2007	2006	2005(1)(2)

Net Asset Value, Beginning of Period	$12.88	$14.45	$12.81	$13.32	$12.56
Income from Investment Operations:
Net investment income/(loss)	.07	.09	.06	.06	–
Net gain/(loss) on investments (both realized and unrealized)	(4.85)	(.94)	1.62	.08	1.64
Total from Investment Operations	(4.78)	(.85)	1.68	.14	1.64
Less Distributions:
Dividends (from net investment income)*	(.06)	(.08)	(.04)	(.02)	–
Distributions (from capital gains)*	–	(.64)	–	(.63)	(.88)
Total Distributions	(.06)	(.72)	(.04)	(.65)	(.88)
Net Asset Value, End of Period	$8.04	$12.88	$14.45	$12.81	$13.32
Total Return**	(37.12)%	(6.54)%	13.10%	0.84%	13.36%
Net Assets, End of Period (in thousands)	$16,362	$34,231	$50,000	$30,875	$12,887
Average Net Assets for the Period (in thousands)	$23,013	$47,093	$39,807	$22,793	$2,766
Ratio of Gross Expenses to Average Net Assets***(3)	0.85%	0.78%	0.81%	0.85%	0.86%
Ratio of Net Expenses to Average Net Assets***(3)	0.85%	0.78%	0.81%	0.85%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.75%	0.57%	0.54%	0.61%	0.17%
Portfolio Turnover Rate***	119%	125%	113%	100%	106%

For a share outstanding during the six-month period ended January 31, 2009	Janus Adviser INTECH Risk-Managed Core Fund
(unaudited) and through each fiscal year or period ended July 31	2009	2008	2007(2)	2006	2005(1)

Net Asset Value, Beginning of Period	$12.88	$14.61	$13.27	$13.92	$13.18
Income from Investment Operations:
Net investment income/(loss)	.10	.13	.11	.12	.02
Net gain/(loss) on investments (both realized and unrealized)	(4.28)	(1.22)	1.31	.66	2.20
Total from Investment Operations	(4.18)	(1.09)	1.42	.78	2.22
Less Distributions:
Dividends (from net investment income)*	(.18)	(.21)	(.04)	(.12)	–
Distributions (from capital gains)*	–	(.43)	(.04)	(1.31)	(1.48)
Total Distributions	(.18)	(.64)	(.08)	(1.43)	(1.48)
Net Asset Value, End of Period	$8.52	$12.88	$14.61	$13.27	$13.92
Total Return**	(32.51)%	(8.01)%	10.73%	5.69%	17.66%
Net Assets, End of Period (in thousands)	$14,847	$27,142	$25,061	$16,014	$3,455
Average Net Assets for the Period (in thousands)	$19,946	$33,863	$20,360	$9,771	$825
Ratio of Gross Expenses to Average Net Assets***(3)	0.85%	0.85%	0.85%	0.85%	0.87%
Ratio of Net Expenses to Average Net Assets***(3)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.76%	1.25%	0.91%	0.78%	0.90%
Portfolio Turnover Rate***	100%	80%	96%	98%	80%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	Certain prior year amounts have been reclassified to conform with current year presentation.
(3)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

52  Janus Adviser Series  January 31, 2009

Class A Shares

For a share outstanding during the six-month period ended January 31, 2009 (unaudited)	Janus Adviser INTECH Risk-Managed Value Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$9.88	$11.68	$10.64	$10.00
Income from Investment Operations:
Net investment income/(loss)	.12	.14	.16	.09
Net gain/(loss) on investments (both realized and unrealized)	(3.44)	(1.58)	1.05	.55
Total from Investment Operations	(3.32)	(1.44)	1.21	.64
Less Distributions:
Dividends (from net investment income)*	(.20)	(.13)	(.15)	–
Distributions (from capital gains)*	–	(.23)	(.02)	–
Total Distributions	(.20)	(.36)	(.17)	–
Net Asset Value, End of Period	$6.36	$9.88	$11.68	$10.64
Total Return**	(33.81)%	(12.78)%	11.38%	6.40%
Net Assets, End of Period (in thousands)	$647	$1,032	$538	$266
Average Net Assets for the Period (in thousands)	$891	$680	$414	$256
Ratio of Gross Expenses to Average Net Assets***(2)	0.79%	0.85%	0.85%	0.85%
Ratio of Net Expenses to Average Net Assets***(2)	0.79%	0.85%	0.85%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.74%	2.08%	1.64%	1.48%
Portfolio Turnover Rate***	85%	78%	71%	98%

For a share outstanding during the six-month period ended January 31, 2009 (unaudited)	Janus Adviser INTECH Risk-Managed International Fund
and through each fiscal year or period ended July 31	2009	2008	2007(3)

Net Asset Value, Beginning of Period	$8.97	$9.93	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	.20	.08
Net gain/(loss) on investments (both realized and unrealized)	(3.65)	(1.01)	(.15)
Total from Investment Operations	(3.62)	(.81)	(.07)
Less Distributions:
Dividends (from net investment income)*	(.16)	(.15)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.16)	(.15)	–
Net Asset Value, End of Period	$5.19	$8.97	$9.93
Total Return**	(40.52)%	(8.35)%	(0.70)%
Net Assets, End of Period (in thousands)	$1,436	$2,326	$2,481
Average Net Assets for the Period (in thousands)	$1,733	$2,507	$2,490
Ratio of Gross Expenses to Average Net Assets***(2)	0.77%	0.91%	0.91%
Ratio of Net Expenses to Average Net Assets***(2)	0.76%	0.90%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.22%	1.92%	3.20%
Portfolio Turnover Rate***	122%	105%	140%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from December 30, 2005 (inception date) through July 31, 2006.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Period from May 2, 2007 (inception date) through July 31, 2007.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  53

Financial Highlights (continued)

Class C Shares

For a share outstanding during the six-month period ended January 31, 2009	Janus Adviser INTECH Risk-Managed Growth Fund
(unaudited) and through each fiscal year ended July 31	2009	2008	2007(1)	2006	2005	2004

Net Asset Value, Beginning of Period	$12.45	$14.03	$12.51	$13.10	$12.14	$11.10
Income from Investment Operations:
Net investment income/(loss)	(.04)	(.11)	(.01)	–	.02	(.06)
Net gain/(loss) on investments (both realized and unrealized)	(4.61)	(.83)	1.53	.04	1.82	1.40
Total from Investment Operations	(4.65)	(.94)	1.52	.04	1.84	1.34
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	(.64)	–	(.63)	(.88)	(.30)
Total Distributions	–	(.64)	–	(.63)	(.88)	(.30)
Net Asset Value, End of Period	$7.80	$12.45	$14.03	$12.51	$13.10	$12.14
Total Return**	(37.35)%	(7.31)%	12.15%	0.11%	15.44%	12.16%
Net Assets, End of Period (in thousands)	$4,701	$8,767	$15,250	$12,131	$10,170	$5,016
Average Net Assets for the Period (in thousands)	$6,284	$12,982	$14,549	$10,135	$6,173	$4,804
Ratio of Gross Expenses to Average Net Assets***(2)	1.60%	1.60%	1.59%	1.60%	1.60%	1.89%
Ratio of Net Expenses to Average Net Assets***(2)	1.60%	1.60%	1.59%	1.60%	1.60%	1.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.01)%	(0.25)%	(0.22)%	(0.16)%	(0.39)%	(1.06)%
Portfolio Turnover Rate***	119%	125%	113%	100%	106%	92%

For a share outstanding during the six-month period ended January 31, 2009	Janus Adviser INTECH Risk-Managed Core Fund
(unaudited) and through each fiscal year ended July 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$12.56	$14.26	$13.04	$13.69	$12.62	$10.86
Income from Investment Operations:
Net investment income/(loss)	.05	.06	.02	.02	.04	(.04)
Net gain/(loss) on investments (both realized and unrealized)	(4.15)	(1.24)	1.24	.65	2.51	2.00
Total from Investment Operations	(4.10)	(1.18)	1.26	.67	2.55	1.96
Less Distributions:
Dividends (from net investment income)*	(.09)	(.09)	–	(.01)	–	–
Distributions (from capital gains)*	–	(.43)	(.04)	(1.31)	(1.48)	(.20)
Total Distributions	(.09)	(.52)	(.04)	(1.32)	(1.48)	(.20)
Net Asset Value, End of Period	$8.37	$12.56	$14.26	$13.04	$13.69	$12.62
Total Return**	(32.72)%	(8.76)%	9.70%	4.87%	21.00%	18.18%
Net Assets, End of Period (in thousands)	$8,929	$15,400	$23,963	$12,659	$9,497	$4,920
Average Net Assets for the Period (in thousands)	$11,787	$20,486	$19,146	$8,683	$6,403	$4,746
Ratio of Gross Expenses to Average Net Assets***(2)	1.60%	1.60%	1.60%	1.60%	1.61%	1.89%
Ratio of Net Expenses to Average Net Assets***(2)	1.60%	1.60%	1.60%	1.60%	1.60%	1.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.01%	0.48%	0.17%	0.09%	0.14%	(0.53)%
Portfolio Turnover Rate***	100%	80%	96%	98%	80%	74%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

54  Janus Adviser Series  January 31, 2009

Class C Shares

For a share outstanding during the six-month period ended January 31, 2009 (unaudited)	Janus Adviser INTECH Risk-Managed Value Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$9.78	$11.61	$10.60	$10.00
Income from Investment Operations:
Net investment income/(loss)	.06	.23	.07	.04
Net gain/(loss) on investments (both realized and unrealized)	(3.38)	(1.75)	1.05	.56
Total from Investment Operations	(3.32)	(1.52)	1.12	.60
Less Distributions:
Dividends (from net investment income)*	(.12)	(.08)	(.09)	–
Distributions (from capital gains)*	–	(.23)	(.02)	–
Total Distributions	(.12)	(.31)	(.11)	–
Net Asset Value, End of Period	$6.34	$9.78	$11.61	$10.60
Total Return**	(34.11)%	(13.49)%	10.52%	6.00%
Net Assets, End of Period (in thousands)	$257	$342	$1,510	$267
Average Net Assets for the Period (in thousands)	$286	$860	$577	$256
Ratio of Gross Expenses to Average Net Assets***(2)	1.55%	1.60%	1.61%	1.60%
Ratio of Net Expenses to Average Net Assets***(2)	1.54%	1.60%	1.60%	1.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.96%	1.36%	0.80%	0.73%
Portfolio Turnover Rate***	85%	78%	71%	98%

For a share outstanding during the six-month period ended January 31, 2009 (unaudited)	Janus Adviser INTECH Risk-Managed International Fund
and through each fiscal year or period ended July 31	2009	2008	2007(3)

Net Asset Value, Beginning of Period	$8.93	$9.91	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	.13	.06
Net gain/(loss) on investments (both realized and unrealized)	(3.64)	(1.01)	(.15)
Total from Investment Operations	(3.61)	(.88)	(.09)
Less Distributions:
Dividends (from net investment income)*	(.12)	(.10)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.12)	(.10)	–
Net Asset Value, End of Period	$5.20	$8.93	$9.91
Total Return**	(40.56)%	(9.03)%	(0.90)%
Net Assets, End of Period (in thousands)	$1,354	$2,274	$2,477
Average Net Assets for the Period (in thousands)	$1,666	$2,485	$2,487
Ratio of Gross Expenses to Average Net Assets***(2)	1.08%	1.66%	1.66%
Ratio of Net Expenses to Average Net Assets***(2)	1.07%	1.65%	1.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.92%	1.17%	2.45%
Portfolio Turnover Rate***	122%	105%	140%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from December 30, 2005 (inception date) through July 31, 2006.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Period from May 2, 2007 (inception date) through July 31, 2007.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  55

Financial Highlights (continued)

Class I Shares

For a share outstanding during the six-month period ended January 31, 2009 (unaudited)	Janus Adviser INTECH Risk-Managed Growth Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$12.84	$14.40	$12.76	$13.52
Income from Investment Operations:
Net investment income/(loss)	.05	.11	.08	.05
Net gain/(loss) on investments (both realized and unrealized)	(4.80)	(.93)	1.63	(.16)
Total from Investment Operations	(4.75)	(.82)	1.71	(.11)
Less Distributions and Other:
Dividends (from net investment income)*	(.11)	(.10)	(.07)	(.02)
Distributions (from capital gains)*	–	(.64)	–	(.63)
Redemption Fees	–	–	–(2)	–(2)
Total Distributions and Other	(.11)	(.74)	(.07)	(.65)
Net Asset Value, End of Period	$7.98	$12.84	$14.40	$12.76
Total Return**	(37.05)%	(6.33)%	13.39%	(0.99)%
Net Assets, End of Period (in thousands)	$782,983	$1,224,054	$1,223,851	$245,807
Average Net Assets for the Period (in thousands)	$935,406	$1,288,020	$981,873	$99,407
Ratio of Gross Expenses to Average Net Assets***(3)	0.57%	0.53%	0.56%	0.60%
Ratio of Net Expenses to Average Net Assets***(3)	0.57%	0.53%	0.56%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.02%	0.79%	0.77%	0.83%
Portfolio Turnover Rate***	119%	125%	113%	100%

For a share outstanding during the six-month period ended January 31, 2009 (unaudited)	Janus Adviser INTECH Risk-Managed Core Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$12.83	$14.55	$13.23	$14.23
Income from Investment Operations:
Net investment income/(loss)	.10	.25	.14	.19
Net gain/(loss) on investments (both realized and unrealized)	(4.25)	(1.30)	1.29	.26
Total from Investment Operations	(4.15)	(1.05)	1.43	.45
Less Distributions and Other:
Dividends (from net investment income)*	(.23)	(.24)	(.07)	(.14)
Distributions (from capital gains)*	–	(.43)	(.04)	(1.31)
Redemption Fees	–(2)	–(2)	–(2)	–
Total Distributions and Other	(.23)	(.67)	(.11)	(1.45)
Net Asset Value, End of Period	$8.45	$12.83	$14.55	$13.23
Total Return**	(32.45)%	(7.80)%	10.86%	3.21%
Net Assets, End of Period (in thousands)	$39,480	$57,451	$97,102	$54,444
Average Net Assets for the Period (in thousands)	$47,181	$84,144	$80,009	$32,814
Ratio of Gross Expenses to Average Net Assets***(3)	0.60%	0.54%	0.59%	0.60%
Ratio of Net Expenses to Average Net Assets***(3)	0.60%	0.54%	0.59%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.02%	1.55%	1.19%	0.93%
Portfolio Turnover Rate***	100%	80%	96%	98%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2005 (inception date) through July 31, 2006.
(2)	Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year or period ended.
(3)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

56  Janus Adviser Series  January 31, 2009

Class I Shares

For a share outstanding during the six-month period ended January 31, 2009 (unaudited)	Janus Adviser INTECH Risk-Managed Value Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$9.91	$11.70	$10.66	$10.00
Income from Investment Operations:
Net investment income/(loss)	.09	.22	.20	.08
Net gain/(loss) on investments (both realized and unrealized)	(3.41)	(1.64)	1.04	.58
Total from Investment Operations	(3.32)	(1.42)	1.24	.66
Less Distributions and Other:
Dividends (from net investment income)*	(.22)	(.14)	(.18)	–
Distributions (from capital gains)*	–	(.23)	(.02)	–
Redemption fees	–	–(2)	–	–
Total Distributions and Other	(.22)	(.37)	(.20)	–
Net Asset Value, End of Period	$6.37	$9.91	$11.70	$10.66
Total Return**	(33.75)%	(12.54)%	11.58%	6.60%
Net Assets, End of Period (in thousands)	$52,140	$63,472	$47,593	$18,723
Average Net Assets for the Period (in thousands)	$54,255	$57,513	$31,496	$14,266
Ratio of Gross Expenses to Average Net Assets***(3)	0.60%	0.60%	0.60%	0.61%
Ratio of Net Expenses to Average Net Assets***(3)	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.91%	2.34%	1.87%	1.70%
Portfolio Turnover Rate***	85%	78%	71%	98%

For a share outstanding during the six-month period ended January 31, 2009 (unaudited)	Janus Adviser INTECH Risk-Managed International Fund
and through each fiscal year or period ended July 31	2009	2008	2007(4)

Net Asset Value, Beginning of Period	$8.98	$9.93	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	.22	.09
Net gain/(loss) on investments (both realized and unrealized)	(3.65)	(1.01)	(.16)
Total from Investment Operations	(3.62)	(.79)	(.07)
Less Distributions and Other:
Dividends (from net investment income)*	(.17)	(.16)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–	–	–
Total Distributions and Other	(.17)	(.16)	–
Net Asset Value, End of Period	$5.19	$8.98	$9.93
Total Return**	(40.44)%	(8.09)%	(0.70)%
Net Assets, End of Period (in thousands)	$1,658	$2,571	$2,484
Average Net Assets for the Period (in thousands)	$1,956	$2,694	$2,491
Ratio of Gross Expenses to Average Net Assets***(3)	0.66%	0.66%	0.66%
Ratio of Net Expenses to Average Net Assets***(3)	0.65%	0.65%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.33%	2.18%	3.45%
Portfolio Turnover Rate***	122%	105%	140%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from December 30, 2005 (inception date) through July 31, 2006.
(2)	Redemption fees aggregated less than $0.01 on a per share basis for the period ended.
(3)	See Note 4 in Notes to Financial Statements.
(4)	Period from May 2, 2007 (inception date) through July 31, 2007.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  57

Financial Highlights (continued)

Class R Shares

For a share outstanding during the six-month period ended January 31, 2009	Janus Adviser INTECH Risk-Managed Growth Fund
(unaudited) and through each fiscal year or period ended July 31	2009	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$12.66	$14.27	$12.69	$13.24	$12.56
Income from Investment Operations:
Net investment income/(loss)	.02	.01	–	.01	(.01)
Net gain/(loss) on investments (both realized and unrealized)	(4.73)	(.92)	1.58	.07	1.57
Total from Investment Operations	(4.71)	(.91)	1.58	.08	1.56
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	(.06)	–	–	–
Distributions (from capital gains)*	–	(.64)	–	(.63)	(.88)
Redemption fees	–	–	–	–	–
Total Distributions and Other	(.02)	(.70)	–	(.63)	(.88)
Net Asset Value, End of Period	$7.93	$12.66	$14.27	$12.69	$13.24
Total Return**	(37.24)%	(7.02)%	12.45%	0.42%	12.69%
Net Assets, End of Period (in thousands)	$111	$168	$178	$16	$11
Average Net Assets for the Period (in thousands)	$132	$187	$22	$13	$11
Ratio of Gross Expenses to Average Net Assets***(2)	1.29%	1.28%	1.34%	1.35%	1.35%
Ratio of Net Expenses to Average Net Assets***(2)	1.29%	1.27%	1.33%	1.35%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.30%	0.07%	0.01%	0.09%	(0.10)%
Portfolio Turnover Rate***	119%	125%	113%	100%	106%

For a share outstanding during the six-month period ended January 31, 2009	Janus Adviser INTECH Risk-Managed Core Fund
(unaudited) and through each fiscal year or period ended July 31	2009	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$12.72	$14.46	$13.20	$13.86	$13.18
Income from Investment Operations:
Net investment income/(loss)	.02	.11	–	.05	.04
Net gain/(loss) on investments (both realized and unrealized)	(4.17)	(1.26)	1.32	.66	2.12
Total from Investment Operations	(4.15)	(1.15)	1.32	.71	2.16
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	(.16)	(.02)	(.06)	–
Distributions (from capital gains)*	–	(.43)	(.04)	(1.31)	(1.48)
Redemption Fees	–	–	–	–	–
Total Distributions and Other	(.12)	(.59)	(.06)	(1.37)	(1.48)
Net Asset Value, End of Period	$8.45	$12.72	$14.46	$13.20	$13.86
Total Return**	(32.69)%	(8.45)%	10.03%	5.15%	17.17%
Net Assets, End of Period (in thousands)	$190	$525	$578	$12	$12
Average Net Assets for the Period (in thousands)	$372	$578	$179	$12	$11
Ratio of Gross Expenses to Average Net Assets***(2)	1.35%	1.30%	1.30%	1.35%	1.35%
Ratio of Net Expenses to Average Net Assets***(2)	1.35%	1.29%	1.30%	1.35%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.29%	0.78%	0.30%	0.37%	0.38%
Portfolio Turnover Rate***	100%	80%	96%	98%	80%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

58  Janus Adviser Series  January 31, 2009

Class R Shares

For a share outstanding during the six-month period ended January 31, 2009 (unaudited)	Janus Adviser INTECH Risk-Managed Value Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$9.83	$11.64	$10.61	$10.00
Income from Investment Operations:
Net investment income/(loss)	.08	.18	.11	.06
Net gain/(loss) on investments (both realized and unrealized)	(3.41)	(1.67)	1.04	.55
Total from Investment Operations	(3.33)	(1.49)	1.15	.61
Less Distributions and Other:
Dividends (from net investment income)*	(.15)	(.09)	(.10)	–
Distributions (from capital gains)*	–	(.23)	(.02)	–
Total Distributions and Other	(.15)	(.32)	(.12)	–
Net Asset Value, End of Period	$6.35	$9.83	$11.64	$10.61
Total Return**	(34.02)%	(13.19)%	10.77%	6.10%
Net Assets, End of Period (in thousands)	$259	$371	$457	$265
Average Net Assets for the Period (in thousands)	$315	$420	$324	$255
Ratio of Gross Expenses to Average Net Assets***(2)	1.29%	1.35%	1.35%	1.35%
Ratio of Net Expenses to Average Net Assets***(2)	1.29%	1.35%	1.35%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.22%	1.59%	1.14%	0.98%
Portfolio Turnover Rate***	85%	78%	71%	98%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from December 30, 2005 (inception date) through July 31, 2006.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  59

Financial Highlights (continued)

Class S Shares

For a share outstanding during the six-month period ended January 31, 2009	Janus Adviser INTECH Risk-Managed Growth Fund
(unaudited) and through each fiscal year ended July 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$12.81	$14.36	$12.75	$13.28	$12.24	$11.13
Income from Investment Operations:
Net investment income/(loss)	.08	.11	.04	.03	.01	–
Net gain/(loss) on investments (both realized and unrealized)	(4.84)	(.98)	1.58	.07	1.91	1.41
Total from Investment Operations	(4.76)	(.87)	1.62	.10	1.92	1.41
Less Distributions and Other:
Dividends (from net investment income)*	(.03)	(.04)	(.01)	–	–	–
Distributions (from capital gains)*	–	(.64)	–	(.63)	(.88)	(.30)
Redemption Fees	–(1)	–(1)	–(1)	–(1)	–(1)	–(1)
Total Distributions and Other	(.03)	(.68)	(.01)	(.63)	(.88)	(.30)
Net Asset Value, End of Period	$8.02	$12.81	$14.36	$12.75	$13.28	$12.24
Total Return**	(37.15)%	(6.68)%	12.72%	0.59%	15.98%	12.77%
Net Assets, End of Period (in thousands)	$32,617	$70,963	$154,057	$121,473	$74,744	$46,376
Average Net Assets for the Period (in thousands)	$50,190	$117,236	$151,536	$97,158	$56,612	$40,172
Ratio of Gross Expenses to Average Net Assets***(2)	1.04%	1.02%	1.05%	1.10%	1.10%	1.39%
Ratio of Net Expenses to Average Net Assets***(2)	1.04%	1.02%	1.05%	1.10%	1.10%	1.39%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.57%	0.36%	0.31%	0.35%	0.12%	(0.57)%
Portfolio Turnover Rate***	119%	125%	113%	100%	106%	92%

For a share outstanding during the six-month period ended January 31, 2009	Janus Adviser INTECH Risk-Managed Core Fund
(unaudited) and through each fiscal year ended July 31	2008	2008	2007	2006	2005	2004(3)

Net Asset Value, Beginning of Period	$12.87	$14.54	$13.25	$13.88	$12.72	$10.89
Income from Investment Operations:
Net investment income/(loss)	.27	.36	.04	.06	.05	.03
Net gain/(loss) on investments (both realized and unrealized)	(4.45)	(1.49)	1.32	.70	2.59	2.00
Total from Investment Operations	(4.18)	(1.13)	1.36	.76	2.64	2.03
Less Distributions and Other:
Dividends (from net investment income)*	(.14)	(.11)	(.03)	(.08)	–	–
Distributions (from capital gains)*	–	(.43)	(.04)	(1.31)	(1.48)	(.20)
Redemption Fees	–(1)	–(1)	–(1)	–(1)	–(1)	–(1)
Total Distributions and Other	(.14)	(.54)	(.07)	(1.39)	(1.48)	(.20)
Net Asset Value, End of Period	$8.55	$12.87	$14.54	$13.25	$13.88	$12.72
Total Return**	(32.56)%	(8.22)%	10.33%	5.50%	21.58%	18.77%
Net Assets, End of Period (in thousands)	$5,515	$12,817	$47,035	$17,852	$12,114	$7,338
Average Net Assets for the Period (in thousands)	$8,460	$22,533	$35,257	$12,369	$8,971	$7,111
Ratio of Gross Expenses to Average Net Assets***(2)	1.10%	1.02%	1.08%	1.10%	1.10%	1.39%
Ratio of Net Expenses to Average Net Assets***(2)	1.10%	1.02%	1.08%	1.10%	1.10%	1.39%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.51%	1.03%	0.69%	0.58%	0.64%	(0.03)%
Portfolio Turnover Rate***	100%	80%	96%	98%	80%	74%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year or period ended.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

60  Janus Adviser Series  January 31, 2009

Class S Shares

For a share outstanding during the six-month period ended January 31, 2009 (unaudited)	Janus Adviser INTECH Risk-Managed Value Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$9.86	$11.66	$10.63	$10.00
Income from Investment Operations:
Net investment income/(loss)	.10	.20	.17	.07
Net gain/(loss) on investments (both realized and unrealized)	(3.43)	(1.67)	1.00	.56
Total from Investment Operations	(3.33)	(1.47)	1.17	.63
Less Distributions and Other:
Dividends (from net investment income)*	(.17)	(.10)	(.12)	–
Distributions (from capital gains)*	–	(.23)	(.02)	–
Total Distributions and Other	(.17)	(.33)	(.14)	–
Net Asset Value, End of Period	$6.36	$9.86	$11.66	$10.63
Total Return**	(33.92)%	(12.98)%	11.00%	6.30%
Net Assets, End of Period (in thousands)	$170	$257	$295	$266
Average Net Assets for the Period (in thousands)	$211	$284	$294	$256
Ratio of Gross Expenses to Average Net Assets***(2)	1.04%	1.10%	1.10%	1.10%
Ratio of Net Expenses to Average Net Assets***(2)	1.04%	1.10%	1.10%	1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.46%	1.84%	1.43%	1.23%
Portfolio Turnover Rate***	85%	78%	71%	98%

For a share outstanding during the six-month period ended January 31, 2009 (unaudited)	Janus Adviser INTECH Risk-Managed International Fund
and through each fiscal year or period ended July 31	2009	2008	2007(3)

Net Asset Value, Beginning of Period	$8.95	$9.92	$10.00
Income from Investment Operations:
Net investment income/(loss)	.04	.18	.07
Net gain/(loss) on investments (both realized and unrealized)	(3.64)	(1.02)	(.15)
Total from Investment Operations	(3.60)	(.84)	(.08)
Less Distributions and Other:
Dividends (from net investment income)*	(.15)	(.13)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–	–	–
Total Distributions and Other	(.15)	(.13)	–
Net Asset Value, End of Period	$5.20	$8.95	$9.92
Total Return**	(40.41)%	(8.61)%	(0.80)%
Net Assets, End of Period (in thousands)	$1,350	$2,268	$2,480
Average Net Assets for the Period (in thousands)	$1,662	$2,477	$2,489
Ratio of Gross Expenses to Average Net Assets***(2)	0.87%	1.16%	1.16%
Ratio of Net Expenses to Average Net Assets***(2)	0.86%	1.15%	1.15%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.13%	1.67%	2.95%
Portfolio Turnover Rate***	122%	105%	140%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from December 30, 2005 (inception date) through July 31, 2006.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Period from May 2, 2007 (inception date) through July 31, 2007.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  61

Notes to Schedules of Investments (unaudited)

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Value Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

FDR	Fixed Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.

62  Janus Adviser Series  January 31, 2009

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of January 31, 2009.

See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of January 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Adviser INTECH Risk-Managed Growth Fund	$831,660,741	$2,070,000	$–
Janus Adviser INTECH Risk-Managed Core Fund	68,640,481	–	–
Janus Adviser INTECH Risk-Managed Value Fund	53,151,787	180,000	–
Janus Adviser INTECH Risk-Managed International Fund	–	5,779,981	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Adviser Series  January 31, 2009  63

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Value Fund and Janus Adviser INTECH Risk-Managed International Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of Janus Adviser Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers thirty-one funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report, except Janus Adviser INTECH Risk-Managed International Fund, currently offers five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Janus Adviser INTECH Risk-Managed International Fund currently offers four classes of shares: Class A Shares, Class C Shares, Class I Shares and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

Effective September 30, 2004, two additional classes were added to the Trust and designated as Class A Shares and Class R Shares. Effective November 28, 2005, the existing Class I Shares were renamed Class S Shares and a new Class I Shares was added to the Trust.

Certain prior year amounts in the Financial Highlights for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may

64  Janus Adviser Series  January 31, 2009

affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each fund in the Trust. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Futures Contracts
The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to

Janus Adviser Series  January 31, 2009  65

Notes to Financial Statements (unaudited) (continued)

meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in each Schedule of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian.

Swaps
The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts are reported as an asset or liability on the Statements of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of

66  Janus Adviser Series  January 31, 2009

exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in each Schedule of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in a Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under

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Notes to Financial Statements (unaudited) (continued)

the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended January 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Funds’ investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants

68  Janus Adviser Series  January 31, 2009

would use in pricing the security and are based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of January 31, 2009 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedules of Investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

FASB Staff Position SFAS No. 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) is effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and has determined there is no impact on the Funds’ financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Fund.

	Average Daily
	Net Assets	Management
Fund	of Fund	Fee (%)

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund	All Asset Levels	0.50%
Janus Adviser INTECH Risk-Managed Core Fund	All Asset Levels	0.50%
Janus Adviser INTECH Risk-Managed Value Fund	All Asset Levels	0.50%
Janus Adviser INTECH Risk-Managed International Fund	All Asset Levels	0.55%

For Janus Adviser INTECH Risk-Managed Core Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index

Risk-Managed
Janus Adviser INTECH Risk-Managed Core Fund	S&P 500® Index

Only the base fee rate applied until January 2007 for Janus Adviser INTECH Risk-Managed Core Fund, at which time the calculation of the performance adjustment was applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment)

The investment advisory fee paid to Janus Capital by the Fund listed above consists of two components: (i) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee”), plus or minus (ii) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund’s performance-based fee structure has been in effect for at least 12 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began January 2007 for the Fund. No Performance Adjustment will

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Notes to Financial Statements (unaudited) (continued)

be applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) against the cumulative investment record of the benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statements of Operations reflects the Base Fee plus/minus any Performance Adjustment.

During the six-month period ended January 31, 2009, the following Fund recorded the Performance Adjustment as indicated in the table below:

Fund	Performance Adjustment

Risk-Managed
Janus Adviser INTECH Risk-Managed Core Fund	$(49,358)

INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to the Funds. Janus Capital owns approximately 90% of INTECH.

Janus Capital pays INTECH a subadvisory fee equal to 50% of the investment advisory fee paid by the Funds to Janus Capital (net of any performance fee adjustment, if applicable, and reimbursements of expenses incurred or fees waived by Janus Capital). For Janus Adviser INTECH Risk-Managed Core Fund, the subadvisory fee paid by Janus Capital to INTECH adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period. Janus Capital owns approximately 90% of INTECH.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Funds. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the

70  Janus Adviser Series  January 31, 2009

Plan, if any of a Fund’s actual distribution and service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least December 1, 2009 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit %

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund	0.60%
Janus Adviser INTECH Risk-Managed Core Fund	0.60%
Janus Adviser INTECH Risk-Managed Value Fund	0.60%
Janus Adviser INTECH Risk-Managed International Fund	0.65%

Janus Capital will be entitled to recoup such reimbursement or fee reduction from Janus Adviser INTECH Risk-Managed International Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such reimbursements will expire May 2, 2010. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the six-month period ended January 31, 2009, total reimbursement by Janus Capital was $135,233 for Janus Adviser INTECH Risk-Managed International Fund. As of January 31, 2009, the recoupment that may be potentially made to Janus Capital is $129,194.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of January 31, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the six-month period ended January 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended January 31, 2009.

For the six-month period ended January 31, 2009, Janus Capital assumed $7,088 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $37,064 was paid by the Trust during the six-month period ended January 31, 2009. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the six-month period ended January 31, 2009, redeeming shareholders of

Janus Adviser Series  January 31, 2009  71

Notes to Financial Statements (unaudited) (continued)

Class C Shares paid the following contingent deferred sales charges:

Contingent
Deferred
Fund (Class C Shares)	Sales Charge

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund	$358
Janus Adviser INTECH Risk-Managed Core Fund	481

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the six-month period ended January 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund	$1,088
Janus Adviser INTECH Risk-Managed Core Fund	1,668
Janus Adviser INTECH Risk-Managed Value Fund	252
Janus Adviser INTECH Risk-Managed International Fund	259

A 2.00% redemption fee may be imposed on Class I Shares, Class R Shares and Class S Shares of Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund and Janus Adviser INTECH Risk-Managed Value Fund and Class I Shares and Class S Shares of Janus Adviser INTECH Risk-Managed International Fund held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by the Funds for the six-month period ended January 31, 2009 are indicated in the table below:

Fund	Redemption Fee

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund - Class S Shares	$3,322
Janus Adviser INTECH Risk-Managed Core Fund - Class I Shares	187
Janus Adviser INTECH Risk-Managed Core Fund - Class S Shares	885

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the six-month period ended January 31, 2009, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 1/31/09

Janus Cash Liquidity Fund LLC
Janus Adviser INTECH Risk-Managed Growth Fund	$7,255,000	$(5,185,000)	$339	$2,070,000
Janus Adviser INTECH Risk-Managed Core Fund	394,000	(394,000)	11	–
Janus Adviser INTECH Risk-Managed Value Fund	7,116,000	(6,936,000)	134	180,000
Janus Adviser INTECH Risk-Managed International Fund	96,000	(87,000)	4	9,000

	$14,861,000	$(12,602,000)	$488	$2,259,000

Janus Institutional Cash Management Fund - Institutional Shares
Janus Adviser INTECH Risk-Managed Growth Fund	$1,559,806	$(2,309,156)	$4,417	$–
Janus Adviser INTECH Risk-Managed Core Fund	86,080	(93,080)	19	–
Janus Adviser INTECH Risk-Managed Value Fund	304,682	(595,902)	402	–
Janus Adviser INTECH Risk-Managed International Fund	65,597	(101,094)	128	–

	$2,016,165	$(3,099,232)	$4,966	$–

Janus Institutional Money Market Fund - Institutional Shares
Janus Adviser INTECH Risk-Managed Growth Fund	$42,957,548	$(47,590,198)	$22,999	$–
Janus Adviser INTECH Risk-Managed Core Fund	7,057,039	(7,070,039)	2,250	–
Janus Adviser INTECH Risk-Managed Value Fund	6,786,767	(6,786,767)	2,700	–
Janus Adviser INTECH Risk-Managed International Fund	799,938	(792,196)	327	12,053

	$57,601,292	$(62,239,200)	$28,276	$12,053

72  Janus Adviser Series  January 31, 2009

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the six-month period ended January 31, 2009, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 8/1/08	Purchases	Purchases	Redemptions	Redemption	at 1/31/09

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund - Class R Shares	$41	$–	–	$–	–	$41
Janus Adviser INTECH Risk-Managed Core Fund - Class R Shares	32	–	–	–	–	32
Janus Adviser INTECH Risk-Managed Value Fund - Class A Shares	11	–	–	–	–	11
Janus Adviser INTECH Risk-Managed Value Fund - Class C Shares	250,000	–	–	–	–	250,000
Janus Adviser INTECH Risk-Managed Value Fund - Class R Shares	250,000	–	–	–	–	250,000
Janus Adviser INTECH Risk-Managed Value Fund - Class S Shares	250,000	–	–	–	–	250,000
Janus Adviser INTECH Risk-Managed International Fund - Class A Shares	2,500,000	–	–	–	–	2,500,000
Janus Adviser INTECH Risk-Managed International Fund - Class C Shares	2,500,000	–	–	–	–	2,500,000
Janus Adviser INTECH Risk-Managed International Fund - Class I Shares	2,500,000	–	–	–	–	2,500,000
Janus Adviser INTECH Risk-Managed International Fund - Class S Shares	2,500,000	–	–	–	–	2,500,000

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of January 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)	Net Tax Appreciation

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund	$1,043,495,659	$19,621,630	$(229,386,548)	$(209,764,918)
Janus Adviser INTECH Risk-Managed Core Fund	88,207,756	1,809,992	(21,377,267)	(19,567,275)
Janus Adviser INTECH Risk-Managed Value Fund	73,387,665	1,164,842	(21,220,720)	(20,055,878)
Janus Adviser INTECH Risk-Managed International Fund	8,167,263	69,682	(2,456,964)	(2,387,282)

Net capital loss carryovers as of July 31, 2008 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Janus Adviser Series  January 31, 2009  73

Notes to Financial Statements (unaudited) (continued)

	July	Accumulated
Fund	31, 2016	Capital Losses

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund	$–	$–
Janus Adviser INTECH Risk-Managed Core Fund	–	–
Janus Adviser INTECH Risk-Managed Value Fund	(301,746)	(301,746)
Janus Adviser INTECH Risk-Managed International Fund	(175,182)	(175,182)

74  Janus Adviser Series  January 31, 2009

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Janus Adviser Series  January 31, 2009  75

Notes to Financial Statements (unaudited) (continued)

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended January 31, 2009 (unaudited)
and for each fiscal year or period ended July 31

		Class A Shares					Class C Shares
Fund	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund	0.97%	0.78%	0.81%	0.91%	0.93%(2)	1.69%	1.60%	1.59%	1.64%	1.84%	2.04%
Janus Adviser INTECH Risk-Managed Core Fund	0.98%	0.85%	0.88%	1.24%	1.53%(2)	1.78%	1.61%	1.64%	1.99%	2.68%	3.02%
Janus Adviser INTECH Risk-Managed Value Fund	1.11%	1.17%	1.35%	3.67%(4)	N/A	1.94%	1.96%	2.05%	4.42%(4)	N/A	N/A
Janus Adviser INTECH Risk-Managed International Fund	4.50%	4.18%	6.11%(5)	N/A	N/A	5.24%	4.93%	6.86%(5)	N/A	N/A	N/A

(1)	The effect of non-recurring costs assumed by Janus Capital Management LLC (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements for all Funds except Janus Adviser INTECH Risk-Managed Value Fund and Janus Adviser INTECH Risk-Managed International Fund and was less than 0.01%.
(2)	Period from September 30, 2004 (inception date) through July 31, 2005.
(3)	Period from November 28, 2005 (inception date) through July 31, 2006.
(4)	Period from December 30, 2005 (inception date) through July 31, 2006.
(5)	Period from May 2, 2007 (inception date) through July 31, 2007.

76  Janus Adviser Series  January 31, 2009

	Class I Shares				Class R Shares					Class S Shares
2009(1)	2008(1)	2007(1)	2006(1)	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

0.57%	0.53%	0.56%	0.61%(3)	1.29%	1.28%	1.34%	1.39%	1.53%(2)	1.04%	1.02%	1.05%	1.15%	1.27%	1.53%
0.64%	0.54%	0.59%	0.84%(3)	1.38%	1.30%	1.30%	1.78%	2.41%(2)	1.13%	1.02%	1.08%	1.50%	2.13%	2.53%
0.83%	0.90%	1.09%	2.91%(4)	1.58%	1.66%	1.85%	4.17%(4)	N/A	1.33%	1.41%	1.62%	3.92%(4)	N/A	N/A
4.26%	3.92%	5.86%(5)	N/A	N/A	N/A	N/A	N/A	N/A	4.73%	4.43%	6.36%(5)	N/A	N/A	N/A

Janus Adviser Series  January 31, 2009  77

Notes to Financial Statements (unaudited) (continued)

5.	Capital Share Transactions

							Janus Adviser
							INTECH
For the six - month period ended	Janus Adviser		Janus Adviser		Janus Adviser		Risk-
January 31, 2009 (unaudited)	INTECH Risk-		INTECH Risk-		INTECH Risk-		Managed
and the fiscal year ended	Managed Growth		Managed Core		Managed		International
July 31, 2008	Fund		Fund		Value Fund		Fund
(all numbers in thousands)	2009	2008	2009	2008	2009	2008	2009	2008

Transactions in Fund Shares – Class A Shares:
Shares sold	231	1,109	231	1,918	29	86	12	6
Reinvested dividends and distributions	13	144	30	92	3	1	8	3
Shares repurchased	(867)	(2,056)	(625)	(1,618)	(34)	(29)	(2)	-
Net Increase/(Decrease) in Fund Shares	(623)	(803)	(364)	392	(2)	58	18	9
Shares Outstanding, Beginning of Period	2,658	3,461	2,107	1,715	104	46	259	250
Shares Outstanding, End of Period	2,035	2,658	1,743	2,107	102	104	277	259
Transactions in Fund Shares – Class C Shares:
Shares sold	32	91	154	189	6	2	-	2
Reinvested dividends and distributions	-	17	4	20	1	3	5	3
Shares repurchased	(133)	(491)	(317)	(663)	(2)	(100)	-	-
Net Increase/(Decrease) in Fund Shares	(101)	(383)	(159)	(454)	5	(95)	5	5
Shares Outstanding, Beginning of Period	704	1,087	1,226	1,680	35	130	255	250
Shares Outstanding, End of Period	603	704	1,067	1,226	40	35	260	255
Transactions in Fund Shares – Class I Shares:
Shares sold	14,890	27,490	569	673	2,038	2,651	28	51
Reinvested dividends and distributions	1,172	4,266	94	249	204	138	10	4
Shares repurchased	(13,289)	(21,465)	(469)	(3,119)	(456)	(450)	(4)	(19)
Net Increase/(Decrease) in Fund Shares	2,773	10,291	194	(2,198)	1,786	2,339	34	36
Shares Outstanding, Beginning of Period	95,299	85,008	4,476	6,674	6,405	4,066	286	250
Shares Outstanding, End of Period	98,072	95,299	4,670	4,476	8,191	6,405	320	286
Transactions in Fund Shares – Class R Shares:
Shares sold	1	3	1	3	2	3	N/A	N/A
Reinvested dividends and distributions	-	-	-	2	1	1	N/A	N/A
Shares repurchased	-	(2)	(20)	(3)	-	(5)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	1	1	(19)	1	3	(1)	N/A	N/A
Shares Outstanding, Beginning of Period	13	12	41	40	38	39	N/A	N/A
Shares Outstanding, End of Period	14	13	22	41	41	38	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	566	2,561	69	345	-	-	-	-
Reinvested dividends and distributions	19	470	10	53	1	1	7	3
Shares repurchased	(2,056)	(8,216)	(430)	(2,636)	-	-	-	-
Net Increase/(Decrease) in Fund Shares	(1,471)	(5,185)	(351)	(2,238)	1	1	7	3
Shares Outstanding, Beginning of Period	5,540	10,725	996	3,234	26	25	253	250
Shares Outstanding, End of Period	4,069	5,540	645	996	27	26	260	253

6.	Purchases and Sales of Investment Securities

For the six-month period ended January 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund	$628,111,249	$636,958,929	$–	$–
Janus Adviser INTECH Risk-Managed Core Fund	45,511,220	53,981,041	–	–
Janus Adviser INTECH Risk-Managed Value Fund	36,494,741	24,690,938	–	–
Janus Adviser INTECH Risk-Managed International Fund	4,672,173	4,447,433	–	–

78  Janus Adviser Series  January 31, 2009

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions

Janus Adviser Series  January 31, 2009  79

Notes to Financial Statements (unaudited) (continued)

will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

8.	Subsequent Event

The Board of Trustees of Janus Adviser Series approved a plan to terminate and liquidate the Class R Shares of Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, and Janus Adviser INTECH Risk-Managed Value Fund effective on or about March 31, 2009.

80  Janus Adviser Series  January 31, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Funds’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Adviser Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the seven Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Janus Adviser Worldwide Growth Fund, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Fund performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to

Janus Adviser Series  January 31, 2009  81

Additional Information (unaudited) (continued)

benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Janus Adviser Worldwide Growth Fund, the Trustees considered the continuing underperformance of the Fund, and requested that Janus Capital consider additional steps to improve long-term Fund performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was

82  Janus Adviser Series  January 31, 2009

below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively and the transfer agent receives compensation from certain Funds or certain share classes for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders, except that with respect to Janus Adviser Worldwide Growth Fund, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Fund performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Fund subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Funds’ shareholders.

Janus Adviser Series  January 31, 2009  83

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2008. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

84  Janus Adviser Series  January 31, 2009

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

Janus Adviser Series  January 31, 2009  85

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

86  Janus Adviser Series  January 31, 2009

Notes

Janus Adviser Series  January 31, 2009  87

Notes

88  Janus Adviser Series  January 31, 2009

Notes

Janus Adviser Series  January 31, 2009  89

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Modular Portfolio Construction®
Janus Adviser Modular Portfolio Construction® Fund invests in a diversified portfolio of underlying Janus mutual funds and securities. The Fund utilizes Janus Capital’s Modular Portfolio Construction process to allocate assets across the following three asset categories: CORE, ALPHA and ALTERNATIVE. The Fund is unique in its combination of funds and securities that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Funds distributed by Janus Distributors LLC (2/09)

C-309-062	108-24-800 03-09

2009 Semiannual Report
Janus Adviser Series

Value
Janus Adviser Perkins Large Cap Value Fund
Janus Adviser Perkins Mid Cap Value Fund
Janus Adviser Perkins Small Company Value Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Adviser Series

Useful Information About Your Fund Report	1
Management Commentary and Schedules of Investments
Value
Perkins Large Cap Value Fund	2
Perkins Mid Cap Value Fund	10
Perkins Small Company Value Fund	20
Statements of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	31
Notes to Schedules of Investments	40
Notes to Financial Statements	42
Additional Information	59
Explanations of Charts, Tables and Financial Statements	63

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was January 31, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from August 1, 2008 to January 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least December 1, 2009. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series  January 31, 2009  1

Janus Adviser Perkins Large Cap Value Fund (unaudited)

Fund Snapshot
This fund seeks capital appreciation by investing primarily in the common stocks of large-sized companies whose stock prices are believed to be undervalued by the portfolio managers.

Managed by Perkins
Investment Management LLC

From Janus Adviser Perkins Large Cap Value Fund’s inception on December 31, 2008 to January 31, 2009, the Fund’s Class S Shares returned -7.20%, outperforming its benchmark, the Russell 1000® Value Index, which returned -11.50% and the S&P 500® Index, which returned -8.43%.

The dramatic market and economic slide of 2008 has continued in the early part of 2009, as the housing market has shown no signs of an upturn and credit problems have increased for U.S. and international financial institutions. Government and Federal Reserve initiatives have been somewhat successful in stabilizing the situation, but it is unclear whether they will lead to sustainable recovery.

We manage the Fund with the same underlying philosophy that we have utilized in the Perkins Small Cap Value Fund and Perkins Mid Cap Value Fund. As has been the case throughout this market’s downturn, this investment approach emphasizing balance sheet strength, strong free cash flow and stock valuations assuming relatively low expectations has allowed our portfolios to hold up better than the indexes. We believe that in an uncertain financial environment it is likely that stocks with these characteristics will suffer less downside risk. We believe by doing relatively well in the downturn the likelihood is they will outperform over the full cycle. We are focused on the long term and the potentially favorable impact that somewhat containing losses has on compounding returns for the Fund. As the market rallies we believe we are well positioned to participate in the upside.

Sector and Related Holding Performance

Stock selection drove the Fund’s outperformance during January with our holdings within energy providing the largest boost to relative results for the month. Our energy stocks were up as they rebounded from depressed levels. We are overweighted in oil services stocks which performed especially well.

Our selections within industrials were better relative performers as well. Being significantly underweighted in General Electric helped as it had a substantial decline. Our cash position also benefitted performance.

We had relative underperformance from our technology and, to a much lesser extent, financial stocks. Although our technology stocks underperformed their sector, they were down less than the overall market.

We initiated positions in index futures to give us market exposure as we were starting the Fund. As companies reported their earnings and their near term prospects became clearer, we replaced most of the index futures with individual stocks. (Please see “Notes to Financial Statements” for information about the use of derivatives and hedging techniques used by the Fund.)

We are most notably underweighted relative to the Russell 1000 Value® Index in consumer discretionary, financial and utility stocks. Our over-weightings are in the consumer staples and technology sectors. In an absolute sense our largest weightings are in the financials, energy, health care and consumer staples sectors.

Market Outlook

The current market and economic downturns are likely to be deeper and more extended than historical averages. Additionally, the international interconnectedness of the financial and economic systems and lack of transparency has compounded the problem, in our view. The steps taken by U.S. and foreign monetary and governmental authorities have been unprecedented and aggressive. However, they have been belated and not well organized, in our opinion. We think that the housing crisis has been the root cause of many of the issues the global economy is facing and it is arguable whether current proposals will be effective. In sum it is too early to tell whether the current remedies enacted will be sufficient to stabilize markets and the economies. It should also be noted that de-levering of both consumer and corporate balance sheet is a process that will take years to complete.

In the meantime, the recession which started in December 2007, is likely to extend longer than prior downturns given the global scale and ongoing deleveraging, in our view. In the past, balance sheet induced downturns (as opposed to mere inventory corrections such as has been the recent decade’s experience) have been more protracted, lasting on average about two years. Unfortunately, with the outlook for the economy being problematic, it is difficult to forecast corporate earnings, and therefore valuations. In fact most estimates of 2009 earnings look to be too high and are still declining. As a consequence in the past few quarters U.S. stocks have responded dramatically to the downturn.

2  Janus Adviser Series  January 31, 2009

(unaudited)

While valuations probably have reverted to a long-term mean, they might overshoot to the downside. On the slight chance that the economy goes into an extended free fall, we believe stocks could still suffer significant declines. Thus, for at least the next several months, we believe the market could have as much risk as reward. Volatility will probably remain high and periodic rallies would not be surprising. At the end of December, investors’ cash levels were the highest since 1990 (although not as high as 1974) and short-term treasury rates were virtually zero. However it is important that confidence is at an extremely low level and it is likely to be restrained for some time as it has suffered longer term damage by incidents such as the Madoff scandal.

In this environment we will continue to implement our traditional balance sheet, free cash flow and valuation philosophy. This approach has served us well in varying markets over the past 40 years. While we see good long term value in many equities, we are maintaining above average opportunistic cash levels in recognition of the historically uncertain world wide conditions.

Thank you for co-investing with us in Janus Adviser Perkins Large Cap Value Fund.

Janus Adviser Perkins Large Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Wyeth	0.22%
Transocean, Ltd.	0.17%
National-Oilwell Varco, Inc.	0.15%
Plains All American Pipeline L.P.	0.13%
Cardinal Health, Inc.	0.12%

5 Bottom Performers – Holdings

Contribution

AFLAC, Inc.	-0.88%
Bank of America Corp.	-0.66%
General Electric Co.	-0.60%
U.S. Bancorp	-0.53%
AT&T, Inc.	-0.45%

5 Top Performers – Sectors

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	0.37%	17.60%	18.08%
Utilities	0.13%	3.82%	7.26%
Materials	-0.04%	3.94%	3.09%
Health Care	-0.32%	15.94%	13.93%
Consumer Discretionary	-0.39%	4.31%	8.39%

5 Bottom Performers – Sectors

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	-5.15%	18.03%	21.22%
Industrials	-1.05%	10.24%	8.93%
Consumer Staples	-0.96%	13.63%	9.72%
Telecommunication Services	-0.65%	5.48%	6.52%
Information Technology	-0.50%	7.01%	2.88%

Janus Adviser Series  January 31, 2009  3

Janus Adviser Perkins Large Cap Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of January 31, 2009

Exxon Mobil Corp. Oil Companies – Integrated	3.2%
Johnson & Johnson Medical Products	2.6%
AT&T, Inc. Telephone – Integrated	2.4%
Berkshire Hathaway, Inc. – Class B Reinsurance	1.9%
Procter & Gamble Co. Cosmetics and Toiletries	1.6%

11.7%

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Emerging markets comprised 0.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of January 31, 2009

4  Janus Adviser Series  January 31, 2009

(unaudited)

Performance

Cumulative Total Return – for the period ended January 31, 2009		Expense Ratios – estimated for the initial fiscal year
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Perkins Large Cap Value Fund – Class A Shares

NAV	–7.20%	2.20%	1.25%(a)

MOP	–12.54%

Janus Adviser Perkins Large Cap Value Fund – Class C Shares

NAV	–7.20%	2.95%	2.00%(a)

CDSC	–8.13%

Janus Adviser Perkins Large Cap Value Fund – Class I Shares	–7.20%	1.95%	1.00%(b)

Janus Adviser Perkins Large Cap Value Fund – Class S Shares	–7.20%	2.34%	1.50%(c)

Russell 1000® Value Index	–11.50%

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

See important disclosures on the next page.

Janus Adviser Series  January 31, 2009  5

Janus Adviser Perkins Large Cap Value Fund (unaudited)

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

Fees and expenses shown reflect estimated annualized expenses the Fund expects to incur during its initial fiscal year.

The Fund’s expense ratios were determined based on estimated annualized expenses the Fund expects to incur during the Fund’s initial fiscal year. Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under “Net Annual Fund Operating Expenses.”

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund’s performance for very short time periods may not be indicative of future performance.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operation on December 31, 2008. The performance shown from Class A Shares, Class C Shares, Class I Shares, and Class S Shares reflect the performance of the Fund’s respective class from December 31, 2008 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Lipper does not rate (rank) this Fund as it is less than one year old.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 31, 2008

6  Janus Adviser Series  January 31, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(12/31/08)	(1/31/09)	(12/31/08-1/31/09)†

Actual	$1,000.00	$928.00	$1.29

Hypothetical (5% return before expenses)	$1,000.00	$1,003.04	$1.34

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(12/31/08)	(1/31/09)	(12/31/08-1/31/09)†

Actual	$1,000.00	$927.00	$1.93

Hypothetical (5% return before expenses)	$1,000.00	$1,002.38	$2.00

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(12/31/08)	(1/31/09)	(12/31/08-1/31/09)†

Actual	$1,000.00	$928.00	$1.12

Hypothetical (5% return before expenses)	$1,000.00	$1,003.22	$1.17

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(12/31/08)	(1/31/09)	(12/31/08-1/31/09)†

Actual	$1,000.00	$928.00	$1.41

Hypothetical (5% return before expenses)	$1,000.00	$1,002.92	$1.47

†	Actual expenses paid reflect only the inception period (December 31, 2008 to January 31, 2009). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized expense ratio of 1.53% for Class A Shares, 2.28% for Class C Shares, 1.33% for Class I Shares and 1.67% for Class S Shares multiplied by the average account value over the period, multiplied by 32/365 (to reflect the period); however, hypothetical expenses are multiplied by 184/365 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  January 31, 2009  7

Janus Adviser Perkins Large Cap Value Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Common Stock – 75.2%
Aerospace and Defense – Equipment – 0.8%
2,510	United Technologies Corp.	$120,455
Applications Software – 1.4%
12,135	Microsoft Corp.**	207,509
Beverages – Non-Alcoholic – 2.1%
3,555	Coca-Cola Co.**	151,870
3,030	PepsiCo, Inc.	152,197
		304,067
Brewery – 0.7%
2,400	Molson Coors Brewing Co. – Class B	96,648
Cable Television – 0.8%
7,985	Comcast Corp. – Class A	116,980
Cellular Telecommunications – 0.4%
3,195	Vodafone Group PLC (ADR)	59,395
Chemicals – Specialty – 0.2%
910	Lubrizol Corp.	31,049
Coal – 0.3%
3,350	Arch Coal, Inc.	50,887
Commer Banks – 0.9%
6,905	BB&T Corp.	136,650
Computers – 1.2%
880	Hewlett-Packard Co.	30,580
1,580	IBM Corp.	144,807
		175,387
Consumer Products – Miscellaneous – 1.3%
3,620	Kimberly-Clark Corp.	186,321
Cosmetics and Toiletries – 1.6%
4,390	Procter & Gamble Co.**	239,255
Diversified Operations – 3.3%
2,250	3M Co.	121,028
16,860	General Electric Co.**	204,512
7,410	Tyco International, Ltd.	155,758
		481,298
Electric – Integrated – 3.0%
900	Entergy Corp.	68,724
1,400	FirstEnergy Corp.	69,986
3,095	FPL Group, Inc.	159,548
4,685	Public Service Enterprise Group, Inc.	147,905
		446,163
Electric Products – Miscellaneous – 0.7%
2,970	Emerson Electric Co.	97,119
Electronic Components – Semiconductors – 0.5%
5,450	Intel Corp.	70,305
Electronic Connectors – 0.2%
1,395	Thomas & Betts Corp.*	29,839
Electronic Forms – 0.3%
1,950	Adobe Systems, Inc.*	37,655
Engineering – Research and Development Services – 0.3%
4,260	McDermott International, Inc. (U.S. Shares)*	44,176
Entertainment Software – 0.2%
1,400	Electronic Arts, Inc.*	21,616
Finance – Investment Bankers/Brokers – 1.3%
11,695	Citigroup, Inc.	41,517
905	Goldman Sachs Group, Inc.	73,061
2,800	JP Morgan Chase & Co.	71,428
		186,006
Food – Miscellaneous/Diversified – 2.3%
3,065	Kellogg Co.	133,909
2,500	Kraft Foods, Inc. – Class A	70,125
5,855	Unilever PLC (ADR)	128,342
		332,376
Forestry – 0.6%
3,285	Weyerhaeuser Co.	89,812
Gold Mining – 1.4%
6,900	Goldcorp, Inc. (U.S. Shares)	204,033
Hotels and Motels – 0.3%
2,895	Marriott International, Inc. – Class A	47,217
Industrial Gases – 0.7%
2,030	Air Products and Chemicals, Inc.	102,109
Instruments – Scientific – 1.0%
3,975	Thermo Fisher Scientific, Inc.*,**	142,822
Internet Security – 0.4%
4,105	Symantec Corp.*	62,930
Investment Management and Advisory Services – 1.0%
750	Franklin Resources, Inc.	36,315
9,645	Invesco, Ltd. (U.S. Shares)	113,715
		150,030
Life and Health Insurance – 1.0%
4,410	AFLAC, Inc.	102,356
2,910	Lincoln National Corp.	44,028
		146,384
Machinery – Farm – 0.8%
3,540	Deere & Co.**	122,980
Medical – Biomedical and Genetic – 0.6%
1,480	Amgen, Inc.*	81,178
Medical – Drugs – 3.6%
3,705	Eli Lilly and Co.**	136,418
2,480	Novartis AG (ADR)	102,325
13,115	Pfizer, Inc.	191,217
2,285	Wyeth	98,186
		528,146
Medical – Wholesale Drug Distributors – 1.0%
3,900	Cardinal Health, Inc.	146,835
Medical Instruments – 1.1%
2,620	Medtronic, Inc.	87,744
2,070	St. Jude Medical, Inc.*	75,286
		163,030
Medical Labs and Testing Services – 0.5%
1,225	Laboratory Corporation of America Holdings*	72,520
Medical Products – 4.6%
3,015	Covidien, Ltd.	115,595
2,000	Hospira, Inc.*	49,800
6,680	Johnson & Johnson	385,368
3,300	Zimmer Holdings, Inc.*	120,120
		670,883

See Notes to Schedules of Investments and Financial Statements.

8  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Metal – Diversified – 0.5%
3,095	Freeport-McMoRan Copper & Gold, Inc. – Class B	$77,808
Multi-Line Insurance – 1.2%
4,195	Allstate Corp.	90,905
8,705	Old Republic International Corp.	89,836
		180,741
Multimedia – 1.5%
13,245	Time Warner, Inc.**	123,576
4,700	Walt Disney Co.	97,196
		220,772
Networking Products – 0.6%
5,430	Cisco Systems, Inc.*	81,287
Non-Hazardous Waste Disposal – 0.6%
3,365	Republic Services, Inc.	87,019
Oil – Field Services – 1.6%
2,930	Schlumberger, Ltd. (U.S. Shares)	119,573
2,045	Transocean, Inc.*	111,698
		231,271
Oil Companies – Exploration and Production – 4.4%
2,810	Anadarko Petroleum Corp.	103,239
3,115	Cabot Oil & Gas Corp.	85,631
2,130	Devon Energy Corp.	131,208
1,905	Equitable Resources, Inc.	65,208
3,320	Forest Oil Corp.*	49,800
2,000	Noble Energy, Inc.	97,860
910	Occidental Petroleum Corp.	49,641
1,795	Southwestern Energy Co.*	56,812
		639,399
Oil Companies – Integrated – 5.3%
6,070	Exxon Mobil Corp.**	464,233
2,820	Hess Corp.**	156,820
5,905	Marathon Oil Corp.	160,793
		781,846
Oil Field Machinery and Equipment – 0.4%
2,400	National-Oilwell Varco, Inc.*	63,456
Pipelines – 1.5%
2,345	Kinder Morgan Energy Partners L.P.	116,195
2,900	Plains All American Pipeline L.P.	109,620
		225,815
Reinsurance – 2.3%
93	Berkshire Hathaway, Inc. – Class B*	277,977
840	Everest Re Group, Ltd.	52,920
		330,897
REIT – Apartments – 0.2%
1,435	Equity Residential	34,340
REIT – Mortgage – 0.2%
2,345	Redwood Trust, Inc.	29,758
Retail – Discount – 1.0%
3,035	Wal-Mart Stores, Inc.	143,009
Retail – Drug Store – 1.2%
6,485	CVS/Caremark Corp.**	174,317
Retail – Major Department Stores – 0.4%
3,335	TJX Companies, Inc.	64,766
Savings/Loan/Thrifts – 0.8%
7,565	People’s United Financial, Inc.	123,763
Semiconductor Equipment – 0.2%
3,155	Applied Materials, Inc.	29,562
Super-Regional Banks – 3.7%
9,670	Bank of America Corp.	63,629
6,590	PNC Bank Corp.**	214,307
2,770	SunTrust Banks, Inc.	33,960
10,430	U.S. Bancorp	154,781
3,700	Wells Fargo & Co.	69,930
		536,607
Telephone – Integrated – 3.4%
14,290	AT&T, Inc.**	351,820
5,115	Verizon Communications, Inc.	152,785
		504,605
Tobacco – 0.5%
1,820	Philip Morris International, Inc.	67,613
Transportation – Railroad – 0.6%
2,105	Union Pacific Corp.	92,178
Wireless Equipment – 0.7%
8,775	Nokia Oyj (ADR)	107,669

Total Common Stock (cost $12,027,391)		11,030,563

Repurchase Agreement – 24.7%
$3,615,000	ING Financial Markets LLC, 0.2500% dated 1/30/09, maturing 2/2/09 to be repurchased at $3,615,075 collateralized by $3,331,031 in U.S. Government Agencies 1.5000% – 4.7500%, 5/15/13 – 5/15/18 with a value of $3,753,573 (cost $3,615,000)	3,615,000

Total Investments (total cost $15,642,391) – 99.9%		14,645,563

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		11,780

Net Assets – 100%		$14,657,343

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$437,988	3.0%
Canada	204,033	1.4%
Cayman Islands	111,698	0.8%
Finland	107,669	0.7%
Netherlands Antilles	119,573	0.8%
Panama	44,176	0.3%
Switzerland	102,325	0.7%
United Kingdom	187,737	1.3%
United States††	13,330,364	91.0%

Total	$14,645,563	100.0%

††	Includes Short-Term Securities (66.3% excluding Short-Term Securities).

Financial Futures – Long
40 Contracts	S&P 500® (E-mini) expires March 2009, principal amount $1,844,432, value $1,645,000, cumulative depreciation	$(199,432)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  9

Janus Adviser Perkins Mid Cap Value Fund (unaudited)

Fund Snapshot
This fund seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet realized by the market.

Managed by Perkins
Investment Management LLC

Performance Overview

During the six months ended January 31, 2009, Janus Adviser Perkins Mid Cap Value Fund’s Class S Shares returned -30.53%, outperforming the Fund’s benchmark, the Russell Midcap® Value Index, which returned -38.92%. The S&P MidCap 400 Index returned -37.29% and the S&P 500® Index returned -33.95% during the same period.

The fall months witnessed the full flowering of an historic challenge to the U.S. and global financial systems. The subprime mortgage problem that became fully apparent early in 2007 was the first chink in the pyramid of leverage that has been built over the past decades. The last two quarters of 2008 saw the impact of the interconnection and lack of transparency and liquidity on major financial institutions.

As has been the case throughout this market’s downturn, our standard investment approach emphasizing balance sheet strength, strong free cash flow and stock valuations assuming relatively low expectations has allowed our portfolio to hold up better than the indexes. We believe that in an uncertain financial environment it is likely that stocks with these characteristics will suffer less downside risk. We believe by doing relatively well in the downturn the likelihood is they will outperform over the full cycle. We are focused on the long term and the favorable impact that somewhat containing losses has on compounding returns for the Fund. As the market rallies we believe we are well positioned to participate.

Stock selection drove the Fund’s outperformance during the period with our holdings within consumer discretionary providing the largest boost to relative results. Our selections within energy were better relative performers as well, but an overweight to the sector offset much of this benefit. Our underweight to utilities was a notable detractor from comparable returns. Our cash position and our investment in index puts also benefitted performance.

Sector and Related Holding Performance

Within consumer discretionary, discount retailer Kohl’s Corp outperformed its department store peers for the period as the company was able to manage inventories well which led to improved margins. We exited the position as the risk/reward profile became less attractive.

FPL Group as well as other electric utilities held up relatively well during the period. We purchased FPL in the midst of the market turmoil as the valuation on the name reached historically low levels and we believed the company was well positioned in the utility space because of its nuclear and renewable energy presence.

Financials remained under pressure during the period. The group had our two worst stocks, AllianceBernstein Holding and Protective Life. AllianceBernstein has suffered along with other money managers, as assets under management have declined due to weak markets and fund outflows. We believe AllianceBernstein and the group in general has relatively limited balance sheet issues and should resume growth as markets improve. Thus, we remained overweight and added to AllianceBernstein and the asset management subgroup. Protective Life declined due to investors concerns over its investment portfolio and the potential need to raise more capital. We were thus premature in modestly adding to our position as weakness persisted related to American International Group’s (AIG) struggles in the third quarter. Somewhat surprisingly we had almost 20% rebounds in two of our regional bank stocks, Colonial BancGroup and First Midwest Bancorp. We eliminated both positions, as their fundamentals deteriorated.

As oil prices fell from a peak of $147 per barrel to recent levels in the $30s, the energy sector was the worst performing group for the period. Although our stock selection spared us the full extent of the decline, some of our energy holdings, such as SandRidge Energy and Forest Oil were among our largest detractors. We believe that the long-term supply/demand will support higher prices for the commodity, so we remained overweight the sector relative to the index.

Market Outlook

The current market and economic downturns are likely to be deeper and more extended than historical averages. Additionally, the international interconnectedness of the system and lack of transparency has compounded the problem, in our view. The steps taken by U.S. and foreign monetary and governmental authorities have been unprecedented and aggressive. However, they have been belated and not well organized, in our opinion. While we believe they have begun to have some positive impact, it is too early to tell whether they will be sufficient to stabilize markets and the economies. In the meantime, the recession which started in December 2007, now is likely to extend at least through the first half of 2009, in our view.

10  Janus Adviser Series  January 31, 2009

(unaudited)

In the past, balance sheet induced downturns (as opposed to mere inventory corrections such as has been the recent experience) have been more protracted, lasting on average about two years. U.S. stocks have responded dramatically to the downturn. Unfortunately, with the outlook for the economy being problematic, it is difficult to forecast corporate earnings, and therefore valuations.

While valuations probably have reverted to a long-term mean, as we have said before, they might overshoot to the downside. On the slight chance that the economy goes into an extended free fall, we believe stocks could still suffer significant declines. Thus, for at least the next several months, we believe the market could have as much risk as reward. Volatility will probably remain high and periodic rallies such as the recent 20% rise from the November lows are likely. At the end of December, investors’ cash levels were the highest since 1990 (although not as high as 1974) and short-term treasury rates were virtually zero. Confidence was at an extremely low level and it is likely to be restrained for some time as it has suffered longer term damage by incidents such as the Madoff scandal.

In this environment we will continue to implement our traditional balance sheet, free cash flow and valuation philosophy. This approach has served us well in varying markets over the past forty years. While we see good long term value in many equities, we are maintaining above average opportunistic cash levels and our investment in index puts in recognition of the historically uncertain world wide conditions. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Thank you for your investment in Janus Adviser Perkins Mid Cap Value Fund.

Janus Adviser Perkins Mid Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Colonial BancGroup, Inc.	0.12%
Kohl’s Corp.	0.08%
FPL Group, Inc.	0.08%
First Midwest Bancorp, Inc.	0.07%
BB&T Corp.	0.07%

5 Bottom Performers – Holdings

Contribution

Protective Life Corp.	-1.46%
AllianceBernstein Holding L.P.	-1.31%
SandRidge Energy, Inc.	-0.96%
Alcoa, Inc.	-0.91%
Forest Oil Corp.	-0.89%

5 Top Performers – Sectors

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Telecommunication Services	-0.23%	1.36%	1.64%
Consumer Staples	-0.70%	5.62%	8.44%
Utilities	-0.93%	3.88%	14.27%
Consumer Discretionary	-2.96%	9.65%	13.26%
Materials	-3.44%	7.86%	6.63%

5 Bottom Performers – Sectors

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	-9.73%	22.18%	31.13%
Energy	-7.15%	13.07%	5.63%
Industrials	-4.58%	12.84%	7.57%
Information Technology	-4.12%	10.62%	6.37%
Health Care	-3.57%	12.92%	5.06%

Janus Adviser Series  January 31, 2009  11

Janus Adviser Perkins Mid Cap Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of January 31, 2009

Berkshire Hathaway, Inc. – Class B Reinsurance	1.5%
Cardinal Health, Inc. Medical – Wholesale Drug Distributors	1.5%
Invesco, Ltd. (U.S. Shares) Investment Management and Advisory Services	1.5%
Goldcorp, Inc. (U.S. Shares) Gold Mining	1.4%
Lubrizol Corp. Chemicals – Specialty	1.4%

7.3%

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Top Country Allocations – Long Positions (% of Investment Securities)
As of January 31, 2009

As of July 31, 2008

12  Janus Adviser Series  January 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009					Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Perkins Mid Cap Value Fund – Class A Shares

NAV	–30.42%	–31.42%	1.11%	6.52%	1.14%	0.99%(a)

MOP	–34.43%	–35.35%	0.09%	5.63%

Janus Adviser Perkins Mid Cap Value Fund – Class C Shares

NAV	–30.66%	–31.91%	0.67%	6.04%	1.87%	1.74%(a)

CDSC	–31.34%	–32.57%	0.67%	6.04%

Janus Adviser Perkins Mid Cap Value Fund – Class I Shares	–30.37%	–31.26%	1.11%	6.52%	0.77%	0.74%(b)

Janus Adviser Perkins Mid Cap Value Fund – Class R Shares	–30.60%	–31.76%	0.78%	6.15%	1.53%	1.50%(c)

Janus Adviser Perkins Mid Cap Value Fund – Class S Shares	–30.53%	–31.57%	1.11%	6.52%	1.27%	1.24%(c)

Russell Midcap® Value Index	–38.92%	–42.17%	–2.35%	3.85%

Lipper Quartile – Class S Shares	–	1st	1st	1st

Lipper Ranking – Class S Shares based on total returns for Mid-Cap Value Funds	–	24/354	8/221	14/200

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Adviser Series  January 31, 2009  13

Janus Adviser Perkins Mid Cap Value Fund (unaudited)

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) commenced operations on December 31, 2002. The performance shown reflects the fees and expenses of Class S Shares without the effect of any fee and expense limitations or waivers.

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on December 31, 2002. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Class C Shares commenced operations on December 31, 2002. The performance shown reflects the performance of the Fund’s Class C Shares from December 31, 2002 through the most recent period shown.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on December 31, 2002. The performance shown reflects the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on December 31, 2002. The performance shown reflects the fees and expenses of Class R Shares without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 31, 2002

14  Janus Adviser Series  January 31, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$695.80	$4.23

Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$693.40	$7.43

Hypothetical (5% return before expenses)	$1,000.00	$1,016.43	$8.84

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$696.30	$3.16

Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$694.00	$6.36

Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$694.70	$5.30

Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31

†	Expenses are equal to the annualized expense ratio of 0.99% for Class A Shares, 1.74% for Class C Shares, 0.74% for Class I Shares, 1.49% for Class R Shares and 1.24% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  January 31, 2009  15

Janus Adviser Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares/ Principal/Contract Amounts		Value

Common Stock – 84.6%
Advertising Agencies – 0.4%
210,000	Omnicom Group, Inc.	$5,436,900
Aerospace and Defense – 0.7%
250,000	Rockwell Collins, Inc.	9,420,000
Agricultural Chemicals – 0.1%
24,800	Mosaic Co.	884,616
Apparel Manufacturers – 0.3%
79,100	VF Corp.	4,431,182
Applications Software – 0.5%
310,000	Intuit, Inc.*	7,021,500
Automotive – Truck Parts and Equipment – Original – 0.4%
293,700	Borg-Warner Automotive, Inc.	4,957,656
Beverages – Non-Alcoholic – 0.3%
67,500	PepsiCo, Inc.	3,390,525
Brewery – 1.0%
340,000	Molson Coors Brewing Co. – Class B	13,691,800
Building – Residential and Commercial – 0.9%
371,800	Centex Corp.	3,164,018
300,000	KB Home	3,201,000
524,600	Pulte Homes, Inc.	5,324,690
		11,689,708
Building Products – Cement and Aggregate – 0.3%
159,700	Texas Industrial Inc.	3,626,787
Cable Television – 0.3%
300,000	Comcast Corp. – Class A	4,395,000
Chemicals – Specialty – 1.4%
550,000	Lubrizol Corp.	18,766,000
Coal – 0.5%
481,600	Arch Coal, Inc.	7,315,504
Commercial Banks – 1.5%
450,000	BB&T Corp.	8,905,500
200,000	City National Corp.	6,922,000
1,011,500	Synovus Financial Corp.	4,005,540
		19,833,040
Computer Aided Design – 0.4%
300,000	Autodesk, Inc.	4,968,000
Computer Services – 0.4%
297,500	SRA International, Inc.*	4,858,175
Computers – Integrated Systems – 1.6%
301,500	Diebold, Inc.	7,471,170
1,100,000	NCR Corp.	13,805,000
		21,276,170
Consumer Products – Miscellaneous – 0.9%
233,500	Kimberly-Clark Corp.	12,018,245
Containers – Metal and Glass – 0.9%
309,900	Ball Corp.	11,881,566
Containers – Paper and Plastic – 0.3%
745,142	Temple-Inland, Inc.	4,224,955
Cosmetics and Toiletries – 0.6%
139,000	Procter & Gamble Co.	7,575,500
Data Processing and Management – 0.2%
72,500	Fiserv, Inc.*	2,301,875
Diagnostic Equipment – 0.5%
155,000	Gen-Probe, Inc.*	6,978,100
Distribution/Wholesale – 0.8%
625,000	Tech Data Corp.*	11,318,750
Diversified Operations – 1.3%
75,700	Illinois Tool Works, Inc.	2,472,362
750,000	Tyco International, Ltd.	15,765,000
		18,237,362
E-Commerce/Services – 0.8%
500,000	eBay, Inc.*	6,010,000
375,000	IAC/InterActiveCorp*	5,512,500
		11,522,500
Electric – Integrated – 3.3%
270,000	DPL, Inc.	5,818,500
100,000	Entergy Corp.	7,636,000
140,000	FPL Group, Inc.	7,217,000
260,000	PPL Corp.	7,971,600
500,000	Public Service Enterprise Group, Inc.	15,785,000
		44,428,100
Electric Products – Miscellaneous – 0.8%
322,100	Emerson Electric Co.	10,532,670
Electronic Components – Miscellaneous – 0.2%
900,000	Vishay Intertechnology, Inc.*	2,664,000
Electronic Connectors – 1.1%
718,100	Thomas & Betts Corp.*	15,360,159
Electronic Forms – 0.3%
206,300	Adobe Systems, Inc.*	3,983,653
Electronic Measuring Instruments – 0.4%
316,800	Agilent Technologies, Inc.*	5,727,744
Engineering – Research and Development Services – 2.1%
124,800	Jacobs Engineering Group, Inc.*	4,826,016
815,800	McDermott International, Inc. (U.S. Shares)*	8,459,846
445,000	URS Corp.*	15,152,250
		28,438,112
Entertainment Software – 0.3%
300,000	Electronic Arts, Inc.*	4,632,000
Finance – Investment Bankers/Brokers – 0.8%
550,000	Raymond James Financial, Inc.	10,180,500
Food – Miscellaneous/Diversified – 1.8%
275,000	Kellogg Co.	12,014,750
160,200	Kraft Foods, Inc. – Class A	4,493,610
390,000	Unilever PLC (ADR)	8,548,800
		25,057,160
Forestry – 0.7%
350,000	Weyerhaeuser Co.	9,569,000
Gold Mining – 1.4%
650,000	Goldcorp, Inc. (U.S. Shares)	19,220,500
Hotels and Motels – 0.7%
400,000	Marriott International, Inc. – Class A	6,524,000
202,100	Starwood Hotels & Resorts Worldwide, Inc.	3,055,752
		9,579,752

See Notes to Schedules of Investments and Financial Statements.

16  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares/ Principal/Contract Amounts		Value

Human Resources – 1.0%
175,000	Manpower, Inc.	$4,980,500
516,800	Robert Half International, Inc.	8,759,760
		13,740,260
Industrial Gases – 0.7%
199,200	Air Products and Chemicals, Inc.	10,019,760
Instruments – Scientific – 2.7%
767,900	PerkinElmer, Inc.	9,690,898
503,900	Thermo Fisher Scientific, Inc.*	18,105,127
320,000	Varian, Inc.*	8,908,800
		36,704,825
Insurance Brokers – 0.9%
645,200	Brown & Brown, Inc.	12,342,676
Internet Telephony – 0.3%
190,900	J2 Global Communications, Inc.	3,737,822
Investment Management and Advisory Services – 3.0%
800,000	AllianceBernstein Holding L.P.	13,664,000
131,700	Franklin Resources, Inc.	6,376,914
1,700,000	Invesco, Ltd. (U.S. Shares)	20,043,000
72,300	Waddell & Reed Financial, Inc. – Class A	1,020,876
		41,104,790
Life and Health Insurance – 1.3%
300,000	AFLAC, Inc.	6,963,000
387,700	Lincoln National Corp.	5,865,901
619,800	Protective Life Corp.	5,131,944
		17,960,845
Machinery – Farm – 0.9%
351,600	Deere & Co.	12,214,584
Medical – Biomedical and Genetic – 0.7%
200,000	Charles River Laboratories International, Inc.*	4,882,000
203,991	Invitrogen Corp.*	5,193,611
		10,075,611
Medical – Drugs – 1.7%
275,000	Endo Pharmaceuticals Holdings, Inc.*	6,179,250
430,000	Forest Laboratories, Inc.*	10,767,200
152,500	Wyeth	6,552,925
		23,499,375
Medical – HMO – 0.6%
250,000	Coventry Health Care, Inc.*	3,782,500
270,000	Health Net, Inc.*	3,950,100
		7,732,600
Medical – Wholesale Drug Distributors – 1.5%
550,000	Cardinal Health, Inc.	20,707,500
Medical Instruments – 0.7%
250,000	St. Jude Medical, Inc.*	9,092,500
Medical Labs and Testing Services – 1.7%
179,000	Covance, Inc.*	6,909,400
280,000	Laboratory Corporation of America Holdings*	16,576,000
		23,485,400
Medical Products – 2.3%
250,000	Covidien, Ltd.	9,585,000
325,000	Hospira, Inc.*	8,092,500
385,400	Zimmer Holdings, Inc.*	14,028,560
		31,706,060
Metal – Aluminum – 0.4%
652,900	Alcoa, Inc.	5,086,091
Metal – Diversified – 0.3%
160,000	Freeport-McMoRan Copper & Gold, Inc. – Class B	4,022,400
Metal Processors and Fabricators – 0.6%
320,000	Kaydon Corp.	8,704,000
Motorcycle and Motor Scooter Manufacturing – 0.3%
300,000	Harley-Davidson, Inc.	3,654,000
Multi-Line Insurance – 2.2%
650,000	Allstate Corp.	14,085,500
1,600,000	Old Republic International Corp.	16,512,000
		30,597,500
Multimedia – 0.6%
93,200	McGraw-Hill Companies, Inc.	2,049,468
450,000	Viacom, Inc. – Class B*	6,637,500
		8,686,968
Networking Products – 0.3%
297,300	Polycom, Inc.*	4,177,065
Non-Hazardous Waste Disposal – 0.4%
221,400	Republic Services, Inc.	5,725,404
Oil – Field Services – 0.9%
146,700	Schlumberger, Ltd. (U.S. Shares)	5,986,827
126,100	Transocean, Inc.*	6,887,582
		12,874,409
Oil Companies – Exploration and Production – 4.9%
293,500	Anadarko Petroleum Corp.	10,783,190
425,000	Cabot Oil & Gas Corp.	11,683,250
150,000	Devon Energy Corp.	9,240,000
330,000	Equitable Resources, Inc.	11,295,900
600,000	Forest Oil Corp.*	9,000,000
140,000	Newfield Exploration Co.*	2,686,600
220,000	Noble Energy, Inc.	10,764,600
278,300	SandRidge Energy, Inc.*	1,853,478
		67,307,018
Oil Companies – Integrated – 1.6%
225,000	Hess Corp.	12,512,250
340,900	Marathon Oil Corp.	9,282,707
		21,794,957
Oil Field Machinery and Equipment – 0.6%
284,900	National-Oilwell Varco, Inc.*	7,532,756
Oil Refining and Marketing – 0.3%
288,900	Frontier Oil Corp.	4,125,492
Paper and Related Products – 1.3%
283,300	Potlatch Corp.	7,136,327
350,000	Rayonier, Inc.	10,304,000
		17,440,327

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  17

Janus Adviser Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares/ Principal/Contract Amounts		Value

Pipelines – 1.6%
134,900	Kinder Morgan Energy Partners L.P.	$6,684,295
416,200	Plains All American Pipeline L.P.	15,732,360
		22,416,655
Property and Casualty Insurance – 0.7%
260,000	Mercury General Corp.	10,072,400
Reinsurance – 2.0%
7,000	Berkshire Hathaway, Inc. – Class B*	20,923,000
100,000	Everest Re Group, Ltd.	6,300,000
		27,223,000
REIT – Apartments – 0.6%
76,264	Avalonbay Communities, Inc.	3,951,185
170,000	Equity Residential	4,068,100
		8,019,285
REIT – Mortgage – 0.4%
452,500	Redwood Trust, Inc.	5,742,225
REIT – Office Property – 0.4%
100,000	Boston Properties, Inc.	4,330,000
100,100	SL Green Realty Corp.	1,572,571
		5,902,571
REIT – Regional Malls – 0.4%
267,400	Taubman Centers, Inc.	5,307,890
REIT – Warehouse/Industrial – 0.3%
227,000	AMB Property Corp.	3,659,240
Retail – Apparel and Shoe – 1.0%
923,000	American Eagle Outfitters, Inc.	8,316,230
419,800	Men’s Wearhouse, Inc.	4,890,670
		13,206,900
Retail – Auto Parts – 0.9%
380,000	Advance Auto Parts, Inc.	12,437,400
Retail – Drug Store – 1.5%
372,900	CVS/Caremark Corp.	10,023,552
389,600	Walgreen Co.	10,678,936
		20,702,488
Retail – Major Department Stores – 0.5%
380,100	TJX Companies, Inc.	7,381,542
Retail – Regional Department Stores – 0.2%
281,500	Macy’s, Inc.	2,519,425
Retail – Restaurants – 0.4%
227,000	Darden Restaurants, Inc.	5,951,940
Savings/Loan/Thrifts – 1.3%
872,000	People’s United Financial, Inc.	14,265,920
300,000	Washington Federal, Inc.	3,684,000
		17,949,920
Semiconductor Components/Integrated Circuits – 0.7%
450,000	Analog Devices, Inc.	8,991,000
Semiconductor Equipment – 0.6%
850,000	Applied Materials, Inc.	7,964,500
Super-Regional Banks – 1.1%
315,200	PNC Bank Corp.	10,250,304
350,000	SunTrust Banks, Inc.	4,291,000
		14,541,304
Telecommunication Equipment – 0.3%
92,400	Harris Corp.	3,999,996
Telecommunication Services – 0.9%
350,000	Embarq Corp.	12,502,000
Telephone – Integrated – 0.2%
115,700	CenturyTel, Inc.	3,140,098
Tools – Hand Held – 0.4%
160,000	Stanley Works	5,001,600
Transportation – Railroad – 1.3%
625,000	Kansas City Southern*	11,350,000
133,700	Union Pacific Corp.	5,854,723
		17,204,723
Wireless Equipment – 0.5%
600,000	Nokia Oyj (ADR)	7,362,000
X-Ray Equipment – 0.5%
600,000	Hologic, Inc.*	7,074,000

Total Common Stock (cost $1,524,308,317)		1,153,521,862

Purchased Options – Puts – 1.7%
646	iShares Russell Mid-Cap Value Index expires February 2009 exercise price $24.60	70,414
645	iShares Russell Mid-Cap Value Index expires February 2009 exercise price $26.25	118,035
646	iShares Russell Mid-Cap Value Index expires February 2009 exercise price $28.03	197,676
19,368	iShares Russell Mid-Cap Value Index expires May 2009 exercise price $27.82**	8,231,400
5,968	iShares Russell Mid-Cap Value Index expires June 2009 exercise price $30.00**	3,700,160
968	iShares Russell Mid-Cap Value Index expires August 2009 exercise price $27.82**	411,400
308	Midcap SPDR Trust Series 1 expires March 2009 exercise price $91.14	218,988
492	Midcap SPDR Trust Series 1 expires March 2009 exercise price $95.55	466,416
17	Russell Mid-Cap Value Index expires February 2009 exercise price $622.86	85,796
141	Russell Mid-Cap Value Index expires March 2009 exercise price $646.80**	1,317,927
70	Russell Mid-Cap Value Index expires March 2009 exercise price $617.73	392,020
67	Russell Mid-Cap Value Index expires March 2009 exercise price $671.07	617,549
193	Russell Mid-Cap Value Index expires May 2009 exercise price $613.83	1,485,735

See Notes to Schedules of Investments and Financial Statements.

18  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares/ Principal/Contract Amounts		Value

Purchased Options – Puts – (continued)
19	S&P Mid-Cap 400 Index expires March 2009 exercise price $482.11	$50,693
44	S&P Mid-Cap 400 Index expires April 2009 exercise price $486.25	183,964
68	S&P Mid-Cap 400 Index expires April 2009 exercise price $511.00	361,624
65	S&P Mid-Cap 400 Index expires April 2009 exercise price $513.84	316,434
57	S&P Mid-Cap 400 Index expires April 2009 exercise price $527.53	359,157
44	S&P Mid-Cap 400 Index expires April 2009 exercise price $537.50	298,892
52	S&P Mid-Cap 400 Index expires May 2009 exercise price $541.80	425,828
82	S&P Mid-Cap 400 Index expires June 2009 exercise price $550.35	681,431
434	S&P Mid-Cap 400 Index expires July 2009 exercise price $509.60**	2,771,867

Total Purchased Options – Puts (premiums paid $22,869,973)		22,763,406

Repurchase Agreement – 15.8%
$214,832,000	ING Financial Markets, LLC. 0.2500% dated 1/30/09, maturing 2/2/09 to be repurchased at $214,836,476 collateralized by $197,956,327 in U.S. Government Agencies 1.5000% – 4.7500%, 5/15/13 – 5/15/18 with a value of $223,067,111 (cost $214,832,000)	214,832,000

Total Investments (total cost $1,762,010,290) – 102.1%		1,391,117,268

Liabilities, net of Cash, Receivables and Other Assets – (2.1)%		(28,114,343)

Net Assets – 100%		$1,363,002,925

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$51,693,000	3.7%
Canada	19,220,500	1.4%
Cayman Islands	6,887,582	0.5%
Finland	7,362,000	0.5%
Netherlands Antilles	5,986,827	0.5%
Panama	8,459,846	0.6%
United Kingdom	8,548,800	0.6%
United States††	1,282,958,713	92.2%

Total	$1,391,117,268	100.0%

††	Includes Short-Term Securities(76.8% excluding Short-Term Securities).

Schedule of Written Options – Puts	Value

iShares Russell Mid-Cap Value Index expires May 2009 9,684 contracts exercise price $23.32	$(1,936,800)
iShares Russell Mid-Cap Value Index expires June 2009 2,984 contracts exercise price $27.85	(951,896)
iShares Russell Mid-Cap Value Index expires August 2009 484 contracts exercise price $23.32	(96,800)
Russell Mid-Cap Value Index expires March 2009 99 contracts exercise price $542.08	(307,296)
S&P Mid-Cap 400 Index expires July 2009 172 contracts exercise price $457.60	(720,589)

Total Written Options- Puts
(Premiums received $3,832,390)	$(4,013,381)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  19

Janus Adviser Perkins Small Company Value Fund (unaudited)

Fund Snapshot
This fund searches for small, out of favor companies misunderstood by the broader investment community.

Subadvised by Perkins Investment Management LLC
Jakob Holm
portfolio manager

Performance Overview

During the six-month period ended January 31, 2009, Janus Adviser Perkins Small Company Value Fund’s Class S Shares returned -35.61%, performing relatively in line with the Fund’s benchmark, the Russell 2000® Value Index, which returned -35.72%.

Economic Overview

For investors across most asset classes, the last six months were a disaster that could not end soon enough. The broader equity market posted large declines culminating in the worst January performance on record for many key indices. Small cap stocks underperformed their larger brethren. However, during the fourth quarter of 2008 the returns from the stock market went from bad to worse. With the failure of Lehman Brothers the markets were staring into the abyss of a possible systemic collapse of the financial system. Investors fled the market in droves as they dumped any asset considered risky, setting off an implosion in equities. The result has been a massive destruction of wealth around the globe which has spilled into the real economy leading to what is expected to be one of the worst recessions since the Great Depression, both in terms of depth and length. We are now left to tackle the effects of falling asset prices (equities, commodities, and real estate) and the unwinding of one of the largest credit bubbles we have seen. American policy makers have implemented a mind-numbing number of programs and policies in an attempt to lessen the impact of the credit crisis and the related fall-out. However, all these programs have led to substantial changes in the global financial system, and the consequences are far from clear in our view. The Federal Reserve’s balance sheet has tripled in size, and the assets are of decidedly lower quality, all in a valiant effort to shore up the U.S. financial system. However, the effects of this rapid and massive monetary expansion are unknown in size and scope. Meanwhile, the U.S. government has been equally busy, mainly through the Department of Treasury, concocting various bail-out programs most notably with the injection of capital in to the banking system. These programs along with other government spending have led to increasing budget deficits. At some point the massive amount of fiscal and monetary stimulus should ripple through the American economy, possibly leading to an upturn in the earnings cycle and hopefully equity valuations as well. However, economic growth was somewhat in question with many expecting below average growth for some time, while the U.S. grapples with the hangover of too much debt, falling asset prices, and the various unintended consequences of the recent government interventions and actions.

Standouts During the Period

Stock selection within information technology and consumer discretionary were notable contributors to relative results during the period. However, our top individual names were select financial services companies.

On an individual basis, TriCo Bancshares, a small community bank that operates in the California Central Valley, has been very hard hit by the housing downturn. Sacramento, Stockton, Modesto and Fresno have all experienced substantial declines in real estate prices. During the period banks operating in the Central Valley have been punished in the stock market irrespectively of the individual company’s underwriting standards and loan portfolio. TriCo rebounded strongly during September of the period and we took advantage of the strength to trim our position.

Nelnet, Inc., a student lender, benefited from better-than-expected quarterly results in August. Concerns over an increase in the cost of funding provided a negative backdrop for the company until the government stepped in to provide funding for the company’s loans. Nelnet remained a large holding in the Fund due to its inexpensive valuation, in our view. It also holds a portfolio of government-guaranteed student loans whose value, we believe, exceeds the company’s market capitalization.

Cypress Semiconductor is the stub left following the spin-off of SunPower. We purchased shares of Cypress at what we thought were very attractive prices as the market misjudged the true value, in our view, of this unexciting, but stable and cash generating semiconductor company.

Detractors During the Period

Our holdings within industrials and overweight positions in consumer discretionary and energy provided the largest drag on relative performance. Underweight exposure in the utilities sector also provided a headwind.

Microsemi Corp. designs and manufactures a variety of analog semiconductors used by the military, in medical devices such as pace makers, and other applications. Until the end of 2008, Microsemi Corp. had been a relative outperformer, but

20  Janus Adviser Series  January 31, 2009

(unaudited)

questions regarding the CEO’s educational degrees surfaced. In a market as volatile and unforgiving as the current one, there seemed to be no patience for this level of uncertainty. We remained holders of Microsemi due to its historically stable and high returns businesses.

Horizon Lines, Inc., a shipping company operating under the Jones Act sailing between the U.S. mainland and Alaska, Hawaii and Puerto Rico, declined amid the economic weakness. While shipping volumes have declined somewhat and the economy poses a headwind, we did not think the stock price at period end accurately reflected the intrinsic value of the company, its vessels and port facilities.

Turning to the consumer, Jarden Corp. was hurt by concerns over consumer spending trends. The company produces a variety of household items and sports equipment such as Coleman outdoor gear, Rawlings baseball mitts, K2 and Volkl skis, FoodSaver, Oster small appliances and Bicycle playing cards among other things. Jarden’s 2007 acquisition of K2, Inc. increased its debt levels, though we think it has more than enough cash flow to service its debt obligations. However, the stock declined substantially despite delivering financial results as expected. We continued to own Jarden due to its very inexpensive valuation in our view.

Looking Forward

The U.S. economy will likely struggle during the next several quarters as the leverage both in the financial system and of the U.S. consumer unwinds. Unemployment has been on an upward trajectory and could conceivably go higher by year end. While much uncertainty exists in the environment, it is clear that valuations have decreased significantly from a year ago. And therein lies the opportunity in our view; many stocks are now trading at greatly reduced valuations and we are striving to uncover stocks whose current valuation do not reflect our estimation of the intrinsic value of the company. While 2009 maybe a new year it behooves us to be prepared for a highly volatile and unsettled environment.

Thank you for your investment in Janus Adviser Perkins Small Company Value Fund.

Janus Adviser Perkins Small Company Value Fund At A Glance

5 Top Performers – Holdings

Contribution

TriCo Bancshares	0.55%
Nelnet, Inc. – Class A	0.48%
Cypress Semiconductor Corp.	0.25%
Magellan Midstream Partners L.P.	0.21%
Western Gas Partners L.P.	0.15%

5 Bottom Performers – Holdings

Contribution

Microsemi Corp.	-1.62%
Jarden Corp.	-1.58%
Horizon Lines, Inc. – Class A	-1.30%
RC2 Corp.	-1.16%
Newalta Income Fund	-1.15%

5 Top Performers – Sectors

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Telecommunication Services	0.00%	0.00%	0.98%
Consumer Staples	-0.41%	2.49%	4.62%
Utilities	-0.47%	4.62%	7.01%
Health Care	-1.45%	4.72%	5.23%
Information Technology	-3.07%	12.18%	11.94%

5 Bottom Performers – Sectors

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Industrials	-12.67%	22.45%	14.35%
Consumer Discretionary	-7.17%	17.23%	10.75%
Financials	-6.67%	25.20%	36.98%
Energy	-3.84%	6.68%	3.40%
Materials	-3.40%	4.45%	4.75%

Janus Adviser Series  January 31, 2009  21

Janus Adviser Perkins Small Company Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of January 31, 2009

Arris Group, Inc. Telecommunication Equipment	2.9%
Nelnet, Inc. – Class A Finance – Consumer Loans	2.8%
Atmel Corp. Semiconductor Components/Integrated Circuits	2.3%
Old Dominion Freight Line, Inc. Transportation – Truck	1.9%
FMC Corp. Chemicals – Diversified	1.8%

11.7%

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Top Country Allocations – Long Positions (% of Investment Securities)
As of January 31, 2009

As of July 31, 2008

22  Janus Adviser Series  January 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009					Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Perkins Small Company Value Fund – Class A Shares

NAV	–35.57%	–37.96%	–3.52%	0.57%	1.82%	1.25%(a)

MOP	–39.26%	–41.54%	–4.54%	–0.30%

Janus Adviser Perkins Small Company Value Fund – Class C Shares

NAV	–35.85%	–38.50%	–4.01%	0.15%	2.48%	2.00%(a)

CDSC	–36.48%	–39.10%	–4.01%	0.15%

Janus Adviser Perkins Small Company Value Fund – Class I Shares	–35.49%	–37.83%	–3.52%	0.58%	1.39%	1.02%(b)

Janus Adviser Perkins Small Company Value Fund – Class R Shares	–35.76%	–38.32%	–3.88%	0.13%	1.98%	1.75%(c)

Janus Adviser Perkins Small Company Value Fund – Class S Shares	–35.61%	–38.10%	–3.52%	0.58%	1.72%	1.50%(c)

Russell 2000® Value Index	–35.72%	–36.47%	–3.43%	0.37%

Lipper Quartile – Class S Shares	–	2nd	2nd	2nd

Lipper Ranking – Class S Shares based on total returns for Small-Cap Core Funds	–	374/758	186/485	109/404

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Adviser Series  January 31, 2009  23

Janus Adviser Perkins Small Company Value Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) commenced operations on April 21, 2003 after the reorganization of all assets of Berger Small Cap Value Fund II — Investor Shares (the “Predecessor Fund”) into the Fund. The performance information provided for periods prior to April 21, 2003 is for the Predecessor Fund. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on April 21, 2003. Performance shown for periods prior to April 21, 2003 reflects the historical performance of the Predecessor Fund. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares reflects the performance of the Fund’s Class C Shares from April 21, 2003 through the most recent period shown, and the historical performance of the Predecessor Fund for the periods prior to April 21, 2003. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on April 21, 2003. Performance shown for periods prior to April 21, 2003 reflects the historical performance of the Predecessor Fund. All performance shown has been restated based on Class I Shares’ higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on April 21, 2003. Performance shown for periods prior to April 21, 2003 reflects the historical performance of the Predecessor Fund. All performance shown has been restated based on Class R Shares’ higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

24  Janus Adviser Series  January 31, 2009

(unaudited)

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – March 28, 2002

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$644.30	$5.18

Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$641.50	$8.27

Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$10.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$645.10	$4.15

Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$642.40	$7.24

Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$643.90	$6.22

Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63

†	Expenses are equal to the annualized expense ratio of 1.25% for Class A Shares, 2.00% for Class C Shares, 1.00% for Class I Shares, 1.75% for Class R Shares and 1.50% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  January 31, 2009  25

Janus Adviser Perkins Small Company Value Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Common Stock – 77.9%
Advanced Materials/Products – 1.0%
14,880	Ceradyne, Inc.*	$339,562
Applications Software – 0.4%
8,215	Progress Software Corp.*	140,148
Building – Mobile Home and Manufactured Homes – 0.4%
11,440	Thor Industries, Inc.	121,035
Building and Construction – Miscellaneous – 0.3%
15,077	Dycom Industries, Inc.*	102,674
Chemicals – Diversified – 1.8%
13,140	FMC Corp.	586,307
Collectibles – 0.5%
28,955	RC2 Corp.*	168,229
Commercial Banks – 5.9%
10,717	BancFirst Corp.	381,740
52,310	CoBiz Financial, Inc.	248,473
2,458	First Citizens BancShares, Inc. – Class A	343,776
15,721	Simmons First National Corp. – Class A	387,365
6,209	TriCo Bancshares	125,049
12,206	UMB Financial Corp.	472,859
		1,959,262
Commercial Services – 1.6%
21,505	Steiner Leisure, Ltd.*	536,120
Commercial Services – Finance – 1.3%
36,795	Deluxe Corp.	424,246
Computer Services – 1.0%
7,050	CACI International, Inc.*	318,308
Consumer Products – Miscellaneous – 1.6%
49,490	Jarden Corp.*	516,181
Containers – Metal and Glass – 0.5%
8,045	Owens-Illinois, Inc.*	152,855
Containers – Paper and Plastic – 0.6%
36,560	Temple-Inland, Inc.	207,295
Diversified Operations – 1.7%
18,065	Barnes Group, Inc.	204,135
21,568	Crane Co.	375,714
		579,849
Electric – Integrated – 2.2%
16,796	ALLETE, Inc.	522,356
10,730	Otter Tail Corp.	217,497
		739,853
Electronic Components – Semiconductors – 1.3%
10,965	International Rectifier Corp.*	149,343
34,595	Microsemi Corp.*	290,598
		439,941
Enterprise Software/Services – 0.7%
29,955	Omnicell, Inc.*	233,949
Finance – Consumer Loans – 2.8%
66,396	Nelnet, Inc. – Class A	917,593
Finance – Investment Bankers/Brokers – 0.6%
10,030	Raymond James Financial, Inc.	185,655
Firearms and Ammunition – 2.3%
151,070	Smith & Wesson Holding Corp.*	356,525
63,750	Sturm Ruger and Company, Inc.*	421,388
		777,913
Food – Retail – 2.2%
13,406	Ruddick Corp.	322,414
12,779	Weis Markets, Inc.	397,555
		719,969
Footwear and Related Apparel – 2.4%
31,265	Skechers U.S.A., Inc. – Class A*	311,399
26,185	Wolverine World Wide, Inc.	474,996
		786,395
Gas – Distribution – 1.4%
7,782	Atmos Energy Corp.	191,048
10,258	Piedmont Natural Gas Company, Inc.	265,785
		456,833
Hazardous Waste Disposal – 0.5%
35,605	Newalta, Inc.	149,891
Human Resources – 1.1%
24,160	Resources Connection, Inc.*	349,595
Internet Incubators – 0.3%
175,109	Safeguard Scientifics, Inc.*	105,065
Investment Companies – 1.0%
49,452	Hercules Technology Growth Capital, Inc.	322,922
Machinery – Electrical – 1.5%
15,175	Regal-Beloit Corp.	515,343
Machinery – General Industrial – 1.2%
25,439	Applied Industrial Technologies, Inc.	401,682
Medical – Outpatient and Home Medical Care – 1.6%
19,570	LHC Group LLC*	520,758
Medical Instruments – 1.1%
22,926	CONMED Corp.*	358,792
Metal Processors and Fabricators – 0.4%
4,910	Kaydon Corp.	133,552
Multi-Line Insurance – 1.0%
20,291	American Financial Group, Inc.	344,541
Non-Ferrous Metals – 0.5%
13,689	RTI International Metals, Inc.*	182,201
Oil – Field Services – 0.3%
20,660	TETRA Technologies, Inc.*	107,225
Oil and Gas Drilling – 0.6%
11,926	Atwood Oceanics, Inc.	198,568
Oil Companies – Exploration and Production – 2.0%
9,620	Forest Oil Corp.*	144,300
24,108	Mariner Energy, Inc.*	238,669
14,555	St. Mary Land & Exploration Co.	281,639
		664,608
Pipelines – 3.0%
11,330	Boardwalk Pipeline Partners	241,329
10,670	Copano Energy LLC.	164,745
10,295	Magellan Midstream Partners L.P.	357,030
16,315	Western Gas Partners L.P.	248,967
		1,012,071

See Notes to Schedules of Investments and Financial Statements.

26  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Printing – Commercial – 1.4%
56,016	Cenveo, Inc.*	$221,263
16,082	Consolidated Graphics, Inc.*	259,081
		480,344
Property and Casualty Insurance – 0.8%
5,280	Navigators*	271,075
Real Estate Management/Services – 0.3%
4,740	Jones Lang LaSalle, Inc.	111,911
Recreational Vehicles – 0.4%
5,906	Polaris Industries, Inc.	125,621
REIT – Diversified – 1.3%
65,632	CapLease, Inc.	105,011
9,945	Digital Realty Trust, Inc.	317,246
		422,257
REIT – Health Care – 1.2%
15,505	Nationwide Health Properties, Inc.	395,843
REIT – Office Property – 1.5%
5,539	Alexandria Real Estate Equities, Inc.	328,684
7,600	Kilroy Realty Corp.	173,736
		502,420
REIT – Regional Malls – 1.0%
17,109	Taubman Centers, Inc.	339,614
REIT – Shopping Centers – 0.7%
20,530	Acadia Realty Trust	239,585
REIT – Warehouse/Industrial – 0.6%
24,570	First Potomac Realty Trust	203,440
Resorts and Theme Parks – 1.2%
17,040	Vail Resorts, Inc.*	397,373
Retail – Apparel and Shoe – 2.0%
31,815	BEBE Stores, Inc.	179,755
20,240	Gymboree Corp.*	495,880
		675,635
Retail – Automobile – 0.7%
27,035	Rush Enterprises, Inc.*	238,719
Semiconductor Components/Integrated Circuits – 4.2%
230,515	Atmel Corp.	769,919
116,870	Cypress Semiconductor Corp.*	527,084
20,660	Emulex Corp.*	117,969
		1,414,972
Telecommunication Equipment – 2.9%
136,570	Arris Group, Inc.*	972,378
Toys – 0.5%
8,315	Jakks Pacific, Inc.	152,497
Transportation – Air Freight – 0.3%
7,180	Atlas Air Worldwide Holdings, Inc.	104,182
Transportation – Equipment and Leasing – 1.5%
21,262	GATX Corp.	512,414
Transportation – Marine – 0.7%
67,500	Horizon Lines, Inc. – Class A	232,200
Transportation – Truck – 1.9%
25,772	Old Dominion Freight Line, Inc.*	646,362
Water – 1.2%
11,730	American States Water Co.	405,506
Wire and Cable Products – 0.7%
16,720	Belden, Inc.	218,363
Wireless Equipment – 0.3%
85,130	RF Micro Devices Inc.*	91,940

Total Common Stock (cost $42,572,704)		25,931,637

Money Markets – 22.4%
4,273,000	Janus Cash Liquidity Fund LLC, 0%	4,273,000
722,871	Janus Institutional Cash Management Fund – Institutional Shares, 0.51%	722,871
2,462,999	Janus Institutional Money Market Fund – Institutional Shares, 0.30%	2,462,999

Total Money Markets (cost $7,458,870)		7,458,870

Total Investments (total cost $50,031,574) – 100.3%		33,390,507

Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(95,480)

Net Assets – 100%		$33,295,027

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bahamas	$536,120	1.6%
Canada	149,891	0.5%
United States††	32,704,496	97.9%

Total	$33,390,507	100.0%

††	Includes Short-Term Securities (75.6% excluding Short-Term Securities).

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  27

Statements of Assets and Liabilities

			Janus Adviser
	Janus Adviser	Janus Adviser	Perkins
	Perkins	Perkins	Small
As of January 31, 2009 (unaudited)	Large Cap	Mid Cap	Company
(all numbers in thousands except net asset value per share)	Value Fund	Value Fund(1)	Value Fund(2)

Assets:
Investments at cost	$15,642	$1,762,010	$50,032
Unaffiliated investments at value	$11,031	$1,176,285	$25,932
Affiliated money market investments	–	–	7,459
Repurchase agreements	3,615	214,832	–
Cash	228	2,093	36
Receivables:
Investments sold	54	9,913	79
Fund shares sold	–	6,010	78
Dividends	20	1,721	17
Interest	–	3	–
Due from adviser	–	–	–
Non-interested Trustees’ deferred compensation	1	49	1
Other assets	75	368	–
Total Assets	15,024	1,411,274	33,602
Liabilities:
Payables:
Options written, at value(3)	–	4,013	–
Investments purchased	310	41,382	11
Fund shares repurchased	–	1,784	231
Dividends	–	–	–
Advisory fees	7	748	11
Transfer agent fees and expenses	–	21	5
Administrative services fees – Class R Shares	N/A	6	1
Administrative services fees – Class S Shares	–	50	4
Distribution fees – Class A Shares	–	103	2
Distribution fees – Class C Shares	1	53	1
Distribution fees – Class R Shares	N/A	12	1
Distribution fees – Class S Shares	–	50	4
Networking fees – Class A Shares	–	–	23
Networking fees – Class I Shares	1	–	3
Non-interested Trustees’ fees and expenses	–	–	3
Non-interested Trustees’ deferred compensation fees	1	49	1
Accrued expenses and other payables	3	–	6
Variation margin	44	–	–
Total Liabilities	367	48,271	307
Net Assets	$14,657	$1,363,003	$33,295
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$15,899	$1,828,053	$51,412
Undistributed net investment income/(loss)*	8	7,532	122
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(54)	(101,511)	(1,598)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,196)	(371,071)	(16,641)
Total Net Assets	$14,657	$1,363,003	$33,295
Net Assets – Class A Shares	$464	$472,130	$6,744
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	50	39,081	794
Net Asset Value Per Share(4)	$9.28	$12.08	$8.50
Maximum Offering Price Per Share(5)	$9.85	$12.82	$9.02
Net Assets – Class C Shares	$463	$60,914	$1,394
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	50	5,142	171
Net Asset Value Per Share(4)	$9.27	$11.85	$8.16
Net Assets – Class I Shares	$13,266	$571,118	$5,407
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,429	47,418	636
Net Asset Value Per Share	$9.28	$12.04	$8.50
Net Assets – Class R Shares	N/A	$26,569	$3,092
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	2,219	372
Net Asset Value Per Share	N/A	$11.97	$8.32
Net Assets – Class S Shares	$464	$232,272	$16,658
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	50	19,308	1,982
Net Asset Value Per Share	$9.28	$12.03	$8.41

*	See Note 3 in Notes to Financial Statements.

(1)	Formerly named Janus Adviser Mid Cap Value Fund.
(2)	Formerly named Janus Adviser Small Company Value Fund
(3)	Includes premiums of $3,832,390 for Janus Adviser Perkins Mid Cap Value Fund.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

28  Janus Adviser Series  January 31, 2009

Statements of Operations

			Janus Adviser
	Janus Adviser	Janus Adviser	Perkins
	Perkins	Perkins	Small
For the six-month period ended January 31, 2009 (unaudited)	Large Cap	Mid Cap	Company
(all numbers in thousands)	Value Fund(1)	Value Fund(2)	Value Fund(3)

Investment Income:
Interest	$–	$543	$–
Securities lending income	–	273	–
Dividends	23	12,672	370
Dividends from affiliates	–	–	36
Foreign tax withheld	–	(13)	(4)
Total Investment Income	23	13,475	402
Expenses:
Advisory fees	7	4,330	139
Transfer agent expenses	–	114	9
Registration fees	–	52	40
Custodian fees	1	16	2
Audit fees	1	38	16
Non-interested Trustees’ fees and expenses	–	15	4
Distribution fees – Class A Shares	–	607	11
Distribution fees – Class C Shares	1	297	9
Distribution fees – Class R Shares	N/A	58	10
Distribution fees – Class S Shares	–	243	27
Administrative services fees – Class R Shares	N/A	29	5
Administrative services fees – Class S Shares	–	243	27
Networking fees – Class A Shares	–	194	34
Networking fees – Class C Shares	–	39	7
Networking fees – Class I Shares	1	1	–
Printing Expense	2	9	10
Other expenses	2	21	18
Non-recurring costs (Note 2)	N/A	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	N/A	–	–
Total Expenses	15	6,306	368
Expense and Fee Offset	–	(14)	(1)
Net Expenses	15	6,292	367
Less: Excess Expense Reimbursement	–	(360)	(89)
Net Expenses after Expense Reimbursement	15	5,932	278
Net Investment Income/(Loss)	8	7,543	124

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	24	(131,257)	(1,595)
Net realized gain/(loss) from futures contracts	(78)	–	–
Net realized gain/(loss) from options contracts	–	34,970	56
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee’s deferred compensation	(1,196)	(342,428)	(15,384)
Net Gain/(Loss) on Investments	(1,250)	(438,715)	(16,923)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,242)	$(431,172)	$(16,799)

(1)	Period from December 31, 2008 (inception date) through January 31, 2009.
(2)	Formerly named Janus Adviser Mid Cap Value Fund.
(3)	Formerly named Janus Adviser Small Company Value Fund.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  29

Statements of Changes in Net Assets

	Janus
	Adviser	Janus Adviser		Janus Adviser
	Perkins	Perkins		Perkins
	Large	Mid		Small
For the six-month period ended January 31, 2009 (unaudited)	Cap	Cap		Company
and for the fiscal year ended July 31, 2008	Value Fund	Value Fund(2)		Value Fund(3)
(all numbers in thousands)	2009(1)	2009	2008	2009	2008

Operations:
Net investment income/(loss)	$8	$7,543	$14,457	$124	$142
Net realized gain/(loss) from investment and foreign currency transactions	24	(131,257)	26,737	(1,595)	1,113
Net realized gain/(loss) from futures contracts	(78)	–	–	–	–
Net realized gain/(loss) from options contracts	–	34,970	(2,313)	56	(14)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,196)	(342,428)	(60,054)	(15,384)	(7,583)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,242)	(431,172)	(21,173)	(16,799)	(6,342)
Dividends and Distributions to Shareholders:
Net investment income *
Class A Shares	–	(1,086)	(4,998)	(15)	(16)
Class C Shares	–	–	(248)	–	–
Class I Shares	–	(2,304)	(4,148)	(18)	(1)
Class R Shares	N/A	(75)	(43)	(5)	–
Class S Shares	–	(671)	(991)	(54)	(1)
Net realized gain from investment transactions*
Class A Shares	–	(10,771)	(16,350)	(153)	(540)
Class C Shares	–	(1,394)	(2,017)	(35)	(125)
Class I Shares	–	(11,583)	(11,528)	(53)	(22)
Class R Shares	N/A	(584)	(190)	(74)	(253)
Class S Shares	–	(5,084)	(4,090)	(389)	(1,387)
Net Decrease from Dividends and Distributions	–	(33,552)	(44,603)	(796)	(2,345)
Capital Share Transactions:
Shares sold
Class A Shares	500	253,195	240,105	2,861	12,056
Class C Shares	500	35,797	24,377	689	1,145
Class I Shares	14,399	422,639	179,537	4,387	1,922
Class R Shares	N/A	22,197	17,261	887	2,584
Class S Shares	500	221,022	117,406	3,891	13,389
Reinvested dividends and distributions
Class A Shares	–	10,513	20,613	57	282
Class C Shares	–	834	1,204	23	89
Class I Shares	–	10,791	13,089	71	22
Class R Shares	N/A	523	205	64	222
Class S Shares	–	5,698	4,782	441	1,365
Shares repurchased
Class A Shares	–	(96,539)	(72,796)	(2,583)	(6,040)
Class C Shares	–	(9,419)	(11,329)	(621)	(1,105)
Class I Shares	–	(52,120)	(45,308)	(262)	(238)
Class R Shares	N/A	(4,989)	(2,892)	(591)	(2,461)
Class S Shares	–	(73,929)	(64,647)	(3,825)	(17,306)
Net Increase/(Decrease) from Capital Share Transactions	15,899	746,213	421,607	5,489	5,926
Net Increase/(Decrease) in Net Assets	14,657	281,489	355,831	(12,106)	(2,761)
Net Assets:
Beginning of period	–	1,081,514	725,683	45,401	48,162
End of period	$14,657	$1,363,003	$1,081,514	$33,295	$45,401

Undistributed net investment income/(loss)*	$8	$7,532	$4,125	$122	$90

*	See Note 3 in Notes to Financial Statements.

(1)	Period from December 31, 2008 (inception date) through January 31, 2009.
(2)	Formerly named Janus Adviser Mid Cap Value Fund.
(3)	Formerly named Janus Adviser Small Company Value Fund.

See Notes to Financial Statements.

30  Janus Adviser Series  January 31, 2009

Financial Highlights

Class A Shares

Janus
Adviser
Perkins
Large Cap
For a share outstanding during	Value Fund
the period ended January 31, 2009 (unaudited)	2009(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	–
Net gain/(loss) on investments (both realized and unrealized)	(.72)
Total from Investment Operations	(.72)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.28
Total Return**	(7.20)%
Net Assets, End of Period (in thousands)	$464
Average Net Assets for the Period (in thousands)	$456
Ratio of Gross Expenses to Average Net Assets***(2)	1.53%
Ratio of Net Expenses to Average Net Assets***(2)	1.53%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.42%
Portfolio Turnover Rate***	65%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Perkins Mid Cap Value Fund(3)
and through each fiscal year or period ended July 31	2009	2008	2007	2006	2005(4)

Net Asset Value, Beginning of Period	$17.81	$19.15	$16.57	$16.09	$14.25
Income from Investment Operations:
Net investment income/(loss)	.05	.23	.18	.23	.03
Net gain/(loss) on investments (both realized and unrealized)	(5.45)	(.53)	2.80	.83	2.54
Total from Investment Operations	(5.40)	(.30)	2.98	1.06	2.57
Less Distributions:
Dividends (from net investment income)*	(.03)	(.24)	(.17)	(.15)	(.01)
Distributions (from capital gains)*	(.30)	(.79)	(.23)	(.43)	(.72)
Total Distributions	(.33)	(1.03)	(.40)	(.58)	(.73)
Net Asset Value, End of Period	$12.08	$17.81	$19.15	$16.57	$16.09
Total Return**	(30.42)%	(1.67)%	18.15%	6.71%	18.50%
Net Assets, End of Period (in thousands)	$472,130	$496,722	$339,677	$192,348	$25,884
Average Net Assets for the Period (in thousands)	$481,796	$413,535	$274,451	$106,914	$6,677
Ratio of Gross Expenses to Average Net Assets***(2)	0.99%	0.99%	0.92%	0.99%	1.00%
Ratio of Net Expenses to Average Net Assets***(2)	0.99%	0.99%	0.92%	0.99%	0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.23%	1.67%	1.35%	1.60%	0.49%
Portfolio Turnover Rate***	85%	81%	79%	67%	71%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from December 31, 2008 (inception date) through January 31, 2009
(2)	See Note 4 in Notes to Financial Statements.
(3)	Formerly named Janus Adviser Mid Cap Value Fund.
(4)	Period from September 30, 2004 (inception date) through July 31, 2005.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  31

Financial Highlights (continued)

Class A Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Perkins Small Company Value Fund(1)
and through each fiscal year or period ended July 31	2009	2008	2007	2006	2005(2)

Net Asset Value, Beginning of Period	$13.51	$16.16	$14.81	$14.68	$12.94
Income from Investment Operations:
Net investment income/(loss)	.05	.08	(.02)	–	.01
Net gain/(loss) on investments (both realized and unrealized)	(4.84)	(1.98)	1.90	.62	2.53
Total from Investment Operations	(4.79)	(1.90)	1.88	.62	2.54
Less Distributions:
Dividends (from net investment income)*	(.02)	(.02)	–	–	–
Distributions (from capital gains)*	(.20)	(.73)	(.53)	(.49)	(.80)
Total Distributions	(.22)	(.75)	(.53)	(.49)	(.80)
Net Asset Value, End of Period	$8.50	$13.51	$16.16	$14.81	$14.68
Total Return**	(35.57)%	(12.08)%	12.70%	4.47%	20.26%
Net Assets, End of Period (in thousands)	$6,744	$10,519	$6,299	$361	$18
Average Net Assets for the Period (in thousands)	$8,590	$10,705	$862	$147	$13
Ratio of Gross Expenses to Average Net Assets***(3)	1.25%	1.25%	1.28%	1.46%	1.50%
Ratio of Net Expenses to Average Net Assets***(3)	1.25%	1.25%	1.25%	1.44%	1.49%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.86%	0.53%	(0.64)%	(0.30)%	(0.12)%
Portfolio Turnover Rate***	16%	53%	71%	53%	45%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly named Janus Adviser Small Company Value Fund.
(2)	Period from September 30, 2004 (inception date) through July 31, 2005.
(3)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

32  Janus Adviser Series  January 31, 2009

Class C Shares

Janus
Adviser
Perkins
Large Cap
Value
For a share outstanding during	Fund
the period ended January 31, 2009 (unaudited)	2009(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	–
Net gain/(loss) on investments (both realized and unrealized)	(.73)
Total from Investment Operations	(.73)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.27
Total Return**	(7.30)%
Net Assets, End of Period (in thousands)	$463
Average Net Assets for the Period (in thousands)	$456
Ratio of Gross Expenses to Average Net Assets***(2)	2.28%
Ratio of Net Expenses to Average Net Assets***(2)	2.28%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.33)%
Portfolio Turnover Rate***	65%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Perkins Mid Cap Value Fund(3)
and through each fiscal year ended July 31	2009	2008	2007	2006	2005(4)	2004(4)

Net Asset Value, Beginning of Period	$17.50	$18.83	$16.33	$15.92	$13.82	$11.39
Income from Investment Operations:
Net investment income/(loss)	.02	.11	.06	.14	.01	(.01)
Net gain/(loss) on investments (both realized and unrealized)	(5.37)	(.55)	2.74	.78	2.81	2.68
Total from Investment Operations	(5.35)	(.44)	2.80	.92	2.82	2.67
Less Distributions:
Dividends (from net investment income)*	–	(.10)	(.07)	(.08)	–	–
Distributions (from capital gains)*	(.30)	(.79)	(.23)	(.43)	(.72)	(.24)
Total Distributions	(.30)	(.89)	(.30)	(.51)	(.72)	(.24)
Net Asset Value, End of Period	$11.85	$17.50	$18.83	$16.33	$15.92	$13.82
Total Return**	(30.66)%	(2.42)%	17.24%	5.92%	20.84%	23.59%
Net Assets, End of Period (in thousands)	$60,914	$57,206	$46,695	$30,422	$9,700	$1,868
Average Net Assets for the Period (in thousands)	$58,918	$49,087	$39,979	$20,534	$4,035	$817
Ratio of Gross Expenses to Average Net Assets***(2)	1.74%	1.74%	1.72%	1.74%	1.74%	1.86%
Ratio of Net Expenses to Average Net Assets***(2)	1.74%	1.74%	1.72%	1.74%	1.74%	1.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.48%	0.95%	0.56%	0.90%	(0.24)%	(0.38)%
Portfolio Turnover Rate***	85%	81%	79%	67%	71%	63%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from December 31, 2008 (inception date) through January 31, 2009
(2)	See Note 4 in Notes to Financial Statements.
(3)	Formerly named Janus Adviser Mid Cap Value Fund.
(4)	Certain prior year amounts have been reclassified to conform with current year presentation

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  33

Financial Highlights (continued)

Class C Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Perkins Small Company Value Fund(1)
and through each fiscal year or period ended July 31	2009	2008	2007	2006	2005	2004(2)

Net Asset Value, Beginning of Period	$13.01	$15.69	$14.49	$14.48	$12.21	$10.56
Income from Investment Operations:
Net investment income/(loss)	.01	(.03)	.01	(.05)	(.04)	(.03)
Net gain/(loss) on investments (both realized and unrealized)	(4.66)	(1.92)	1.72	.55	3.11	1.83
Total from Investment Operations	(4.65)	(1.95)	1.73	.50	3.07	1.80
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(.20)	(.73)	(.53)	(.49)	(.80)	(.15)
Total Distributions	(.20)	(.73)	(.53)	(.49)	(.80)	(.15)
Net Asset Value, End of Period	$8.16	$13.01	$15.69	$14.49	$14.48	$12.21
Total Return**	(35.85)%	(12.78)%	11.93%	3.68%	25.78%	17.10%
Net Assets, End of Period (in thousands)	$1,394	$2,136	$2,480	$937	$762	$357
Average Net Assets for the Period (in thousands)	$1,767	$2,499	$1,623	$868	$512	$191
Ratio of Gross Expenses to Average Net Assets***(3)	2.00%	2.00%	2.01%	2.22%	2.25%	2.25%
Ratio of Net Expenses to Average Net Assets***(3)	2.00%	2.00%	2.00%	2.22%	2.24%	2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.09%	(0.21)%	(0.77)%	(0.94)%	(0.73)%	(0.74)%
Portfolio Turnover Rate***	16%	53%	71%	53%	45%	67%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly named Janus Adviser Small Company Value Fund.
(2)	Certain prior year amounts have been reclassified to conform with current year presentation
(3)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

34  Janus Adviser Series  January 31, 2009

Class I Shares

For a share outstanding during	Janus Adviser Perkins Large Cap Value Fund
the period ended January 31, 2009 (unaudited)	2009(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01
Net gain/(loss) on investments (both realized and unrealized)	(.73)
Total from Investment Operations	(.72)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.28
Total Return**	(7.20)%
Net Assets, End of Period (in thousands)	$13,266
Average Net Assets for the Period (in thousands)	$11,037
Ratio of Gross Expenses to Average Net Assets***(2)	1.33%
Ratio of Net Expenses to Average Net Assets***(2)	1.33%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.78%
Portfolio Turnover Rate***	65%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Perkins Mid Cap Value Fund(3)
and through each fiscal year or period ended July 31	2009	2008	2007	2006(4)

Net Asset Value, Beginning of Period	$17.78	$19.11	$16.53	$16.27
Income from Investment Operations:
Net investment income/(loss)	.06	.30	.18	.22
Net gain/(loss) on investments (both realized and unrealized)	(5.44)	(.55)	2.85	.63
Total from Investment Operations	(5.38)	(.25)	3.03	.85
Less Distributions:
Dividends (from net investment income)*	(.06)	(.29)	(.22)	(.16)
Distributions (from capital gains)*	(.30)	(.79)	(.23)	(.43)
Total Distributions	(.36)	(1.08)	(.45)	(.59)
Net Asset Value, End of Period	$12.04	$17.78	$19.11	$16.53
Total Return**	(30.37)%	(1.39)%	18.48%	5.40%
Net Assets, End of Period (in thousands)	$571,118	$356,482	$231,301	$24,836
Average Net Assets for the Period (in thousands)	$438,451	$281,145	$72,657	$11,613
Ratio of Gross Expenses to Average Net Assets***(2)	0.74%	0.74%	0.65%	0.75%
Ratio of Net Expenses to Average Net Assets***(2)	0.74%	0.74%	0.65%	0.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.51%	1.94%	1.45%	1.28%
Portfolio Turnover Rate***	85%	81%	79%	67%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from December 31, 2008 (inception date) through January 31, 2009
(2)	See Note 4 in Notes to Financial Statements.
(3)	Formerly named Janus Adviser Mid Cap Value Fund.
(4)	Period from November 28, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  35

Financial Highlights (continued)

Class I Shares

For a share outstanding during	Janus Adviser Perkins Small Company Value
the six-month period ended January 31, 2009 (unaudited)	Fund(1)
and through each fiscal year or period ended July 31	2009	2008	2007	2006(2)

Net Asset Value, Beginning of Period	$13.56	$16.19	$14.80	$14.05
Income from Investment Operations:
Net investment income/(loss)	.04	–	.05	.02
Net gain/(loss) on investments (both realized and unrealized)	(4.83)	(1.86)	1.87	1.22
Total from Investment Operations	(4.79)	(1.86)	1.92	1.24
Less Distributions:
Dividends (from net investment income)*	(.07)	(.04)	–	–
Distributions (from capital gains)*	(.20)	(.73)	(.53)	(.49)
Total Distributions	(.27)	(.77)	(.53)	(.49)
Net Asset Value, End of Period	$8.50	$13.56	$16.19	$14.80
Total Return**	(35.49)%	(11.84)%	12.99%	9.09%
Net Assets, End of Period (in thousands)	$5,407	$2,237	$484	$255
Average Net Assets for the Period (in thousands)	$2,419	$576	$409	$103
Ratio of Gross Expenses to Average Net Assets***(3)	1.01%	1.02%	1.00%	1.19%
Ratio of Net Expenses to Average Net Assets***(3)	1.00%	1.00%	1.00%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.17%	0.73%	0.26%	(0.21)%
Portfolio Turnover Rate***	16%	53%	71%	53%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly named Janus Adviser Small Company Value Fund.
(2)	Period from November 28, 2005 (inception date) through July 31, 2006.
(3)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

36  Janus Adviser Series  January 31, 2009

Class R Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Perkins Mid Cap Value Fund(1)
and through each fiscal year or period ended July 31	2009	2008	2007	2006	2005(2)

Net Asset Value, Beginning of Period	$17.71	$19.08	$16.54	$16.04	$14.25
Income from Investment Operations:
Net investment income/(loss)	.03	.16	.09	.11	.01
Net gain/(loss) on investments (both realized and unrealized)	(5.43)	(.55)	2.80	.86	2.50
Total from Investment Operations	(5.40)	(.39)	2.89	.97	2.51
Less Distributions:
Dividends (from net investment income)*	(.04)	(.18)	(.12)	(.04)	–
Distributions (from capital gains)*	(.30)	(.79)	(.23)	(.43)	(.72)
Total Distributions	(.34)	(.97)	(.35)	(.47)	(.72)
Net Asset Value, End of Period	$11.97	$17.71	$19.08	$16.54	$16.04
Total Return**	(30.60)%	(2.16)%	17.59%	6.19%	18.04%
Net Assets, End of Period (in thousands)	$26,569	$17,816	$3,721	$1,919	$687
Average Net Assets for the Period (in thousands)	$22,878	$7,315	$2,635	$1,030	$437
Ratio of Gross Expenses to Average Net Assets***(3)	1.49%	1.50%	1.41%	1.50%	1.49%
Ratio of Net Expenses to Average Net Assets***(3)	1.49%	1.49%	1.40%	1.49%	1.49%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.76%	1.03%	0.80%	1.04%	0.06%
Portfolio Turnover Rate***	85%	81%	79%	67%	71%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Perkins Small Company Value Fund(4)
and through each fiscal year or period ended July 31	2009	2008	2007	2006	2005(2)

Net Asset Value, Beginning of Period	$13.26	$15.93	$14.68	$14.63	$12.94
Income from Investment Operations:
Net investment income/(loss)	.02	.01	(.04)	(.02)	(.01)
Net gain/(loss) on investments (both realized and unrealized)	(4.75)	(1.95)	1.82	.56	2.50
Total from Investment Operations	(4.73)	(1.94)	1.78	.54	2.49
Less Distributions:
Dividends (from net investment income)*	(.01)	–	–	–	–
Distributions (from capital gains)*	(.20)	(.73)	(.53)	(.49)	(.80)
Total Distributions	(.21)	(.73)	(.53)	(.49)	(.80)
Net Asset Value, End of Period	$8.32	$13.26	$15.93	$14.68	$14.63
Total Return**	(35.76)%	(12.52)%	12.12%	3.92%	19.85%
Net Assets, End of Period (in thousands)	$3,092	$4,509	$5,118	$3,720	$2,341
Average Net Assets for the Period (in thousands)	$3,804	$5,096	$4,623	$2,918	$14
Ratio of Gross Expenses to Average Net Assets***(3)	1.75%	1.75%	1.75%	1.97%	3.05%
Ratio of Net Expenses to Average Net Assets***(3)	1.75%	1.75%	1.75%	1.97%	1.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.36%	0.03%	(0.48)%	(0.70)%	(11.56)%
Portfolio Turnover Rate***	16%	53%	71%	53%	45%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly named Janus Adviser Mid Cap Value Fund.
(2)	Period from September 30, 2004 (inception date) through July 31, 2005.
(3)	See Note 4 in Notes to Financial Statements.
(4)	Formerly named Janus Adviser Small Company Value Fund.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  37

Financial Highlights (continued)

Class S Shares

Janus
Adviser
Perkins
Large Cap
Value
For a share outstanding during	Fund
the period ended January 31, 2009 (unaudited)	2009(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	–
Net gain/(loss) on investments (both realized and unrealized)	(.72)
Total from Investment Operations	(.72)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.28
Total Return**	(7.20)%
Net Assets, End of Period (in thousands)	$464
Average Net Assets for the Period (in thousands)	$456
Ratio of Gross Expenses to Average Net Assets***(2)	1.67%
Ratio of Net Expenses to Average Net Assets***(2)	1.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.28%
Portfolio Turnover Rate***	65%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Perkins Mid Cap Value Fund(3)
and through each fiscal year ended July 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$17.78	$19.11	$16.54	$16.05	$13.89	$11.42
Income from Investment Operations:
Net investment income/(loss)	–	.17	.15	.19	.03	.01
Net gain/(loss) on investments (both realized and unrealized)	(5.41)	(.52)	2.80	.83	2.86	2.71
Total from Investment Operations	(5.41)	(.35)	2.95	1.02	2.89	2.72
Less Distributions:
Dividends (from net investment income)*	(.04)	(.19)	(.15)	(.10)	(.01)	(.01)
Distributions (from capital gains)*	(.30)	(.79)	(.23)	(.43)	(.72)	(.24)
Total Distributions	(.34)	(.98)	(.38)	(.53)	(.73)	(.25)
Net Asset Value, End of Period	$12.03	$17.78	$19.11	$16.54	$16.05	$13.89
Total Return**	(30.53)%	(1.89)%	17.93%	6.47%	21.25%	23.93%
Net Assets, End of Period (in thousands)	$232,272	$153,288	$104,289	$74,181	$42,637	$24,019
Average Net Assets for the Period (in thousands)	$192,601	$109,060	$95,739	$57,475	$34,847	$14,917
Ratio of Gross Expenses to Average Net Assets***(2)	1.24%	1.24%	1.15%	1.24%	1.24%	1.36%
Ratio of Net Expenses to Average Net Assets***(2)	1.24%	1.24%	1.15%	1.24%	1.24%	1.36%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.01%	1.43%	1.12%	1.43%	0.28%	0.15%
Portfolio Turnover Rate***	85%	81%	79%	67%	71%	63%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from December 31, 2008 (inception date) through January 31, 2009
(2)	See Note 4 in Notes to Financial Statements.
(3)	Formerly named Janus Adviser Mid Cap Value Fund.

See Notes to Financial Statements.

38  Janus Adviser Series  January 31, 2009

Class S Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Perkins Small Company Value Fund(1)
and through each fiscal year or period ended July 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$13.39	$16.05	$14.74	$14.66	$12.29	$10.57
Income from Investment Operations:
Net investment income/(loss)	.03	.05	(.01)	–	–	–
Net gain/(loss) on investments (both realized and unrealized)	(4.78)	(1.98)	1.85	.57	3.17	1.87
Total from Investment Operations	(4.75)	(1.93)	1.84	.57	3.17	1.87
Less Distributions:
Dividends (from net investment income)*	(.03)	–	–	–	–	–
Distributions (from capital gains)*	(.20)	(.73)	(.53)	(.49)	(.80)	(.15)
Total Distributions	(.23)	(.73)	(.53)	(.49)	(.80)	(.15)
Net Asset Value, End of Period	$8.41	$13.39	$16.05	$14.74	$14.66	$12.29
Total Return**	(35.61)%	(12.35)%	12.49%	4.12%	26.45%	17.75%
Net Assets, End of Period (in thousands)	$16,658	$26,000	$33,781	$27,819	$22,472	$14,889
Average Net Assets for the Period (in thousands)	$21,277	$29,408	$27,096	$21,523	$18,976	$14,438
Ratio of Gross Expenses to Average Net Assets***(2)	1.50%	1.50%	1.51%	1.73%	1.75%	1.75%
Ratio of Net Expenses to Average Net Assets***(2)	1.50%	1.50%	1.50%	1.72%	1.74%	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.60%	0.29%	(0.22)%	(0.43)%	(0.20)%	(0.19)%
Portfolio Turnover Rate***	16%	53%	71%	53%	45%	67%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly named Janus Adviser Small Company Value Fund.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  39

Notes to Schedules of Investments (unaudited)

Lipper Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Value Index	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of January 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of January 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Adviser Perkins Large Cap Value Fund	$10,632,832	$4,012,731	$–
Janus Adviser Perkins Mid Cap Value Fund(1)	1,137,611,062	230,742,800	–
Janus Adviser Perkins Small Company Value Fund(2)	25,781,746	7,608,761	–

Investments in Purchased Options:
Janus Adviser Perkins Mid Cap Value Fund(1)	–	22,763,406	–

Other Financial Instruments(a):
Janus Adviser Perkins Large Cap Value Fund	(199,432)	–	–
Janus Adviser Perkins Mid Cap Value Fund(1)	–	(4,013,381)	–

(1)	Formerly named Janus Adviser Mid Cap Value Fund.

(2)	Formerly named Janus Adviser Small Company Value Fund.

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at

40  Janus Adviser Series  January 31, 2009

their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of January 31, 2009 is noted below.

Fund	Aggregate Value

Value
Janus Adviser Perkins Large Cap Value Fund	$1,821,450
Janus Adviser Perkins Mid Cap Value Fund(1)	8,195,361

(1)	Formerly named the Janus Adviser Mid Cap Value Fund.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Adviser Series  January 31, 2009  41

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Adviser Perkins Large Cap Value Fund, Janus Adviser Perkins Mid Cap Value Fund (formerly named Janus Adviser Mid Cap Value Fund) and Janus Adviser Perkins Small Company Value Fund (formerly named Janus Adviser Small Company Value Fund) (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of Janus Adviser Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers thirty-one funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

On December 31, 2008, Janus Adviser Perkins Large Cap Value Fund commenced operations and Janus Capital seeded each class of the Fund with $500,000.

Janus Adviser Perkins Mid Cap Value Fund and Janus Adviser Perkins Small Company Value Fund currently offer five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Janus Adviser Perkins Large Cap Value Fund currently offers four classes of shares: Class A Shares, Class C Shares, Class I Shares and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

Effective September 30, 2004, two additional classes were added to the Trust and designated as Class A Shares and Class R Shares. Effective November 28, 2005, the existing Class I Shares were renamed Class S Shares and a new Class I Shares was added to the Trust.

Certain prior year amounts in the Financial Highlights for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by

42  Janus Adviser Series  January 31, 2009

and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund in the Trust. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Janus Adviser Series  January 31, 2009  43

Notes to Financial Statements (unaudited) (continued)

Forward Currency Transactions
The Funds may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in each Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian.

Swaps
The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts are reported as an asset or liability on the Statements of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

44  Janus Adviser Series  January 31, 2009

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The Funds recognized realized gains/(losses) from written options contracts during the six-month period ended January 31, 2009 as indicated in the table below:

Fund	Gains/(Losses)

Value
Janus Adviser Perkins Mid Cap Value Fund(1)	$(23,453,839)

(1)	Formerly named Janus Adviser Mid Cap Value Fund.

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the six-month period ended January 31, 2009 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Adviser Perkins Mid Cap Value Fund(1)
Options outstanding at July 31, 2008	78,897	$1,805,258
Options closed	(73,471)	(3,508,056)
Options written	17,964	8,126,208
Options expired	(185)	(439,531)
Options exercised	(9,782)	(2,151,489)

Options outstanding at January 31, 2009	13,423	$3,832,390

(1)	Formerly named Janus Adviser Mid Cap Value Fund.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own, or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of a Fund’s short sales positions, other than short sales against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which a Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no

Janus Adviser Series  January 31, 2009  45

Notes to Financial Statements (unaudited) (continued)

assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that a Fund may recognize upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted in each accompanying Schedule of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which are meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified

46  Janus Adviser Series  January 31, 2009

performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in a Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended January 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”

Janus Adviser Series  January 31, 2009  47

Notes to Financial Statements (unaudited) (continued)

(“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of each Fund’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and are based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of January 31, 2009 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedules of Investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

FASB Staff Position SFAS No. 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) is effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and has determined there is no impact on the Funds’ financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Fund.

	Average Daily
	Net Assets	Management
Fund	of Fund	Fee (%)

Value
Janus Adviser Perkins Large Cap Value Fund	All Asset Levels	0.64%
Janus Adviser Perkins Mid Cap Value Fund(1)	All Asset Levels	0.64%
Janus Adviser Perkins Small Company Value Fund(2)	All Asset Levels	0.74%

(1)	Formerly named Janus Adviser Mid Cap Value Fund.
(2)	Formerly named Janus Adviser Small Company Value Fund.

For Janus Adviser Perkins Large Cap Value Fund, Janus Adviser Mid Cap Value Fund and Janus Adviser Perkins Small Company Value Fund, the investment advisory fee is determined by calculating a base fee and applying a

48  Janus Adviser Series  January 31, 2009

performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Value
Janus Adviser Perkins Large Cap Value Fund	Russell 1000® Value Index
Janus Adviser Perkins Mid Cap Value Fund(1)	Russell Midcap® Value Index
Janus Adviser Perkins Small Company Value Fund(2)	Russell 2000® Value Index

(1)	Formerly named Janus Adviser Mid Cap Value Fund.
(2)	Formerly named Janus Adviser Small Company Value Fund.

Only the base fee rate applied until February 2007 for Janus Adviser Perkins Mid Cap Value Fund, and will apply until January 2010 for Janus Adviser Perkins Large Cap Value Fund and Janus Adviser Perkins Small Company Value Fund, at which time the calculation of the performance adjustment applies as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment)

At the “Special Meeting” of the shareholders of Janus Adviser Perkins Small Company Value Fund held on November 25, 2008, shareholders of the Fund approved an amended investment advisory agreement between Janus Adviser Series, on behalf of the Fund, and Janus Capital, changing the Fund’s investment advisory fee structure from an annual fixed rate of 0.74% of average daily net assets to an annual rate of 0.74% that adjusts up or down based upon the performance of the Fund’s Class A Shares (waiving the upfront sales load) relative to the Fund’s benchmark index, the Russell 2000® Value Index.

The investment advisory fee paid to Janus Capital by each Fund listed above consists of two components: (i) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee”), plus or minus (ii) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund’s performance-based fee structure has been in effect for at least 12 months. When a Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for Janus Adviser Perkins Mid Cap Value Fund and will begin January 2010 for Janus Adviser Perkins Large Cap Value Fund and Janus Adviser Perkins Small Company Value Fund. No Performance Adjustment will be applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) against the cumulative investment record of that Fund’s benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Funds’ prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statements of Operations reflects the Base Fee plus/minus any Performance Adjustment.

Janus Adviser Series  January 31, 2009  49

Notes to Financial Statements (unaudited) (continued)

During the six-month period ended January 31, 2009, the following Fund recorded the Performance Adjustment as indicated in the table below:

Fund	Performance Adjustment

Value
Janus Adviser Perkins Mid Cap Value Fund(1)	$475,546

(1)	Formerly named Janus Adviser Mid Cap Value Fund.

At the “Special Meeting” of the shareholders of Janus Adviser Perkins Small Company Value Fund held on November 25, 2008, shareholders of the Fund also approved a subadvisory agreement between Janus Capital, the investment adviser to the Fund, and Perkins Investment Management LLC (formerly Perkins, Wolf, McDonnell and Company, LLC) (“Perkins”), appointing Perkins as the subadviser to the Fund. Under the new subadvisory agreement, Janus Capital pays Perkins a fee equal to 50% of Janus Capital’s management fee, including any performance adjustment (net of any reimbursement of expenses incurred or fee waived by Janus Capital).

On December 31, 2008, Janus Capital acquired an additional 50% ownership interest in Perkins (“the Acquisition”), increasing its interest from 30% to approximately 78%. With the Acquisition completed and shareholders of the Fund having approved the subadvisory agreement effective December 31, 2008, Perkins became the Fund’s subadviser. Perkins has been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. Jakob Holm continued as the portfolio manager immediately following the Acquisition. The same level of services is expected to be provided under the subadvisory arrangement as is currently provided.

Perkins now serves as subadviser to Janus Adviser Perkins Large Cap Value Fund, Janus Adviser Perkins Mid Cap Value Fund and Janus Adviser Perkins Small Company Value Fund. Effective January 1, 2009, Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fees paid by the Funds to Janus Capital (net of any performance fee adjustments, if applicable, and reimbursements of expenses incurred or fees waived by Janus Capital). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Funds’ performance relative to their respective benchmark indices over the performance measurement period.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Funds. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of a Fund’s actual distribution and service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least December 1, 2009 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Fund	Expense Limit %

Value
Janus Adviser Perkins Large Cap Value Fund	1.50%
Janus Adviser Perkins Mid Cap Value Fund(1)	0.74%
Janus Adviser Perkins Small Company Value Fund(2)	1.00%

(1)	Formerly named Janus Adviser Mid Cap Value Fund.
(1)	Formerly named Janus Adviser Small Company Value Fund.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease,

50  Janus Adviser Series  January 31, 2009

as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of January 31, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the six-month period ended January 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended January 31, 2009.

For the six-month period ended January 31, 2009, Janus Capital assumed $7,088 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $37,064 was paid by the Trust during the six-month period ended January 31, 2009. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the six-month period ended January 31, 2009, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Value
Janus Adviser Perkins Mid Cap Value Fund(1)	$6,865
Janus Adviser Perkins Small Company Value Fund(2)	9

(1)	Formerly named Janus Adviser Mid Cap Value Fund
(2)	Formerly named Janus Adviser Small Company Value Fund

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the six-month period ended January 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Value
Janus Adviser Perkins Mid Cap Value Fund(1)	$35,104
Janus Adviser Perkins Small Company Value Fund(2)	1,409

(1)	Formerly named Janus Adviser Mid Cap Value Fund.
(2)	Formerly named Janus Adviser Small Company Value Fund.

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the six-month period ended January 31, 2009, the Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

Janus Adviser Series  January 31, 2009  51

Notes to Financial Statements (unaudited) (continued)

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 1/31/09

Janus Cash Liquidity Fund LLC
Janus Adviser Perkins Small Company Value Fund(1)	$4,437,000	$(164,000)	$232	$4,273,000
Janus Institutional Cash Management Fund - Institutional Shares
Janus Adviser Perkins Small Company Value Fund(1)	$1,055,863	$(1,012,000)	$10,456	$722,871
Janus Institutional Money Market Fund - Institutional Shares
Janus Adviser Perkins Small Company Value Fund(1)	$5,478,887	$(5,030,000)	$24,667	$2,462,999

(1)	Formerly named Janus Adviser Small Company Value Fund.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the six-month period ended January 31, 2009, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 8/1/08	Purchases	Purchases	Redemptions	Redemption	at 1/31/09

Value
Janus Adviser Perkins Large Cap Value Fund - Class A Shares	$–	$500,000	12/30/08	$–	$–	$500,000
Janus Adviser Perkins Large Cap Value Fund - Class C Shares	–	500,000	12/30/08	–	–	500,000
Janus Adviser Perkins Large Cap Value Fund - Class I Shares	–	500,000	12/30/08	–	–	500,000
Janus Adviser Perkins Large Cap Value Fund - Class S Shares	–	500,000	12/30/08	–	–	500,000

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of January 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

				Unrealized
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Value
Janus Adviser Perkins Large Cap Value Fund	$15,645,531	$213,833	$(1,213,801)	$(999,968)
Janus Adviser Perkins Mid Cap Value Fund(1)	1,796,471,976	27,425,840	(432,780,548)	(405,354,708)
Janus Adviser Perkins Small Company Value Fund(2)	50,086,715	1,545,258	(18,241,466)	(16,696,208)

(1)	Formerly named Janus Adviser Mid Cap Value Fund.
(2)	Formerly named Janus Adviser Small Company Value Fund.

Net capital loss carryovers as of July 31, 2008 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

52  Janus Adviser Series  January 31, 2009

	July	Accumulated
Fund	31, 2010	Capital Losses

Value
Janus Adviser Perkins Mid Cap Value Fund(1)(2)	$(394,201)	$(394,201)
Janus Adviser Perkins Small Company Value Fund(3)	–	–

(1)	Capital loss carryovers subject to annual limitations.
(2)	Formerly named Janus Adviser Mid Cap Value Fund.
(3)	Formerly named Janus Adviser Small Company Value Fund.

During the fiscal year ended July 31, 2008, the following capital loss carryovers were utilized by the Fund as indicated in the table below.

Capital Loss
Fund	Carryover Utilized

Value
Janus Adviser Perkins Mid Cap Value Fund(1)	$197,100

(1)	Formerly named Janus Adviser Mid Cap Value Fund.

Janus Adviser Series  January 31, 2009  53

Notes to Financial Statements (unaudited) (continued)

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended January 31, 2009 (unaudited)
and for each fiscal year or period ended July 31

	Class A Shares					Class C Shares
Fund	2009(1)(2)	2008(1)	2007(1)	2006(1)	2005(1)(3)	2009(1)(2)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

Value
Janus Adviser Perkins Large Cap Value Fund	1.53%	N/A	N/A	N/A	N/A	2.28%	N/A	N/A	N/A	N/A	N/A
Janus Adviser Perkins Mid Cap Value Fund(5)	1.09%	1.14%	0.92%	1.17%	1.08%	1.89%	1.87%	1.72%	1.93%	2.03%	2.44%
Janus Adviser Perkins Small Company Value Fund(6)	2.28%	1.82%	1.46%	2.13%	1.92%	3.09%	2.48%	2.37%	2.60%	2.68%	3.23%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(2)	Period from December 31, 2008 (inception date) through January 31, 2009 for Janus Adviser Perkins Large Cap Value Fund.
(3)	Period from September 30, 2004 (inception date) through July 31, 2005.
(4)	Period from November 28, 2005 (inception date) through July 31, 2006.
(5)	Formerly named Janus Adviser Mid Cap Value Fund.
(6)	Formerly named Janus Adviser Small Company Value Fund.

54  Janus Adviser Series  January 31, 2009

Class I Shares				Class R Shares					Class S Shares
2009(1)(2)	2008(1)	2007(1)	2006(1)(4)	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)(3)	2009(1)(2)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

1.33%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.67%	N/A	N/A	N/A	N/A	N/A
0.77%	0.77%	0.65%	0.86%	1.51%	1.53%	1.41%	1.58%	1.68%	1.26%	1.27%	1.15%	1.33%	1.52%	1.94%
1.28%	1.39%	1.31%	1.88%	2.00%	1.98%	2.07%	2.38%	5.06%	1.75%	1.72%	1.81%	2.10%	2.12%	2.67%

Janus Adviser Series  January 31, 2009  55

Notes to Financial Statements (unaudited) (continued)

5.	Capital Share Transactions

	Janus
	Adviser
	Perkins	Janus Adviser		Janus Adviser
	Large Cap	Perkins		Perkins
	Value	Mid Cap		Small Company
For the six-month period ended January 31, 2009 (unaudited) and the fiscal year ended	Fund	Value Fund(2)		Value Fund(3)
July 31, 2008 (all numbers in thousands)	2009(1)	2009	2008	2009	2008

Transactions in Fund Shares – Class A Shares:
Shares sold	50	17,340	12,991	260	786
Reinvested dividends and distributions	-	816	1,140	6	19
Shares repurchased	-	(6,958)	(3,986)	(251)	(416)
Net Increase/(Decrease) in Fund Shares	50	11,198	10,145	15	389
Shares Outstanding, Beginning of Period	-	27,883	17,738	779	390
Shares Outstanding, End of Period	50	39,081	27,883	794	779
Transactions in Fund Shares – Class C Shares:
Shares sold	50	2,502	1,349	68	79
Reinvested dividends and distributions	-	66	67	3	6
Shares repurchased	-	(694)	(628)	(64)	(79)
Net Increase/(Decrease) in Fund Shares	50	1,874	788	7	6
Shares Outstanding, Beginning of Period	-	3,268	2,480	164	158
Shares Outstanding, End of Period	50	5,142	3,268	171	164
Transactions in Fund Shares – Class I Shares:
Shares sold	1,429	30,330	9,690	489	150
Reinvested dividends and distributions	-	841	727	8	1
Shares repurchased	-	(3,804)	(2,469)	(25)	(17)
Net Increase/(Decrease) in Fund Shares	1,429	27,367	7,948	472	134
Shares Outstanding, Beginning of Period	-	20,051	12,103	164	30
Shares Outstanding, End of Period	1,429	47,418	20,051	636	164
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	1,535	960	86	176
Reinvested dividends and distributions	N/A	41	11	7	16
Shares repurchased	N/A	(363)	(160)	(61)	(173)
Net Increase/(Decrease) in Fund Shares	N/A	1,213	811	32	19
Shares Outstanding, Beginning of Period	N/A	1,006	195	340	321
Shares Outstanding, End of Period	N/A	2,219	1,006	372	340
Transactions in Fund Shares – Class S Shares:
Shares sold	50	15,058	6,372	346	916
Reinvested dividends and distributions	-	444	265	48	95
Shares repurchased	-	(4,817)	(3,472)	(353)	(1,175)
Net Increase/(Decrease) in Fund Shares	50	10,685	3,165	41	(164)
Shares Outstanding, Beginning of Period	-	8,623	5,458	1,941	2,105
Shares Outstanding, End of Period	50	19,308	8,623	1,982	1,941

(1)	Period from December 31, 2008 (inception date) through January 31, 2009.
(2)	Formerly named Janus Adviser Mid Cap Value Fund.
(3)	Formerly named Janus Adviser Small Company Value Fund.

6.	Purchases and Sales of Investment Securities

For the six-month period ended January 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

56  Janus Adviser Series  January 31, 2009

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Value
Janus Adviser Perkins Large Cap Value Fund	$12,291,245	$287,652	$–	$–
Janus Adviser Perkins Mid Cap Value Fund(1)	1,125,595,762	460,339,236	–	–
Janus Adviser Perkins Small Company Value Fund(2)	4,163,735	2,853,387	–	–

(1)	Formerly named Janus Adviser Mid Cap Value Fund.
(2)	Formerly named Janus Adviser Small Company Value Fund

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s

Janus Adviser Series  January 31, 2009  57

Notes to Financial Statements (unaudited) (continued)

summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

58  Janus Adviser Series  January 31, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Funds’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

Approval of Advisory Agreements During the Period

For Janus Adviser Perkins Mid Cap Value Fund and Janus Adviser Perkins Small Company Value Fund

The Trustees of Janus Adviser Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the seven Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Janus Adviser Worldwide Growth Fund, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Fund performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose

Janus Adviser Series  January 31, 2009  59

Additional Information (unaudited) (continued)

performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Janus Adviser Worldwide Growth Fund, the Trustees considered the continuing underperformance of the Fund, and requested that Janus Capital consider additional steps to improve long-term Fund performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay

60  Janus Adviser Series  January 31, 2009

advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively and the transfer agent receives compensation from certain Funds or certain share classes for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders, except that with respect to Janus Adviser Worldwide Growth Fund, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Fund performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Fund subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Funds’ shareholders.

For Janus Adviser Perkins Large Cap Value Fund

The Trustees of Janus Adviser Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), the investment adviser of Janus Adviser Perkins Large Cap Value Fund (the “New Fund”), considered the proposed investment advisory agreement and subadvisory agreement for the New Fund. In the course of their consideration of those agreements, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital and Perkins Investment Management LLC (“Perkins”) in response to requests of the Independent Trustees and their counsel, and also considered information provided by their independent fee consultant. Based on their evaluation of that information, as well as other information, the Trustees, at a meeting held on November 6, 2007, unanimously approved the investment advisory agreement and subadvisory agreement for the New Fund for an initial term through February 1, 2010, subject to earlier termination as provided for in the agreements.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services
The Trustees’ analysis of the nature, extent, and quality of Janus Capital’s and Perkins’ proposed services to the New Fund took into account the investment objective and strategies of the New

Janus Adviser Series  January 31, 2009  61

Additional Information (unaudited) (continued)

Fund and the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing reviews of information related to Janus funds. In addition, the Trustees reviewed Janus Capital’s and Perkins’ resources and key personnel, especially those who would be providing investment management and administrative services to the New Fund. The Trustees also considered other services to be provided to the New Fund by Janus Capital and Perkins, such as the managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the New Fund’s administrator, monitoring adherence to the New Fund’s investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.

The Trustees concluded that the nature and extent of the services to be provided by Janus Capital and Perkins to the New Fund were appropriate and consistent with the terms of the proposed investment advisory agreement and subadvisory agreement and that the New Fund was likely to benefit from services provided under its agreements with Janus Capital and Perkins. They also concluded that the quality of Janus Capital’s and Perkins’ services to the other Funds for which each serves as investment adviser or subadviser, as applicable, has been very good, and is consistent with or superior to quality norms in the mutual fund industry; that Janus Capital and Perkins have sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively; and that Janus Capital’s and Perkins’ financial conditions are each sound. In reaching their conclusions, the Trustees considered information provided by Janus Capital and Perkins for their consideration of the proposed agreements, as well as information previously provided to them by Janus Capital and Perkins in connection with their consideration of the continuation of other investment advisory agreements and subadvisory agreements entered into with Janus Capital and Perkins on behalf of other Funds.

Costs of Services Provided
The Trustees examined the proposed fee information and estimated expenses for the New Fund in comparison to information for other comparable funds as provided by an independent provider of investment company data.

The Trustees considered the methodology used by Janus Capital and Perkins in determining compensation payable to the portfolio manager and the competition for investment management talent, as well as the competitive market for mutual funds in different distribution channels.

The Trustees concluded that the estimated overall expense ratio of each class of shares of the New Fund, taking into account the expense limitations agreed to by Janus Capital and Perkins, was comparable to or more favorable than the median expense ratio of its peers and that the fees that the New Fund will pay to Janus Capital are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital charges to other similarly situated clients. The Trustees also concluded that until there was significant growth in the New Fund’s assets, it was premature to attempt to analyze potential future economies of scale

Benefits Derived from the Relationship with the New Fund
The Trustees also considered benefits that would accrue to Janus Capital and its affiliates from their relationship with the New Fund, noting that two affiliates of Janus Capital would serve the New Fund as transfer agent and distributor, respectively, and that the transfer agent would receive compensation from the New Fund’s Class S Shares for its services to the New Fund. They also considered Janus Capital’s proposed use of commissions (to be paid by the New Fund on its portfolio brokerage transactions) to obtain proprietary and third-party research products and services benefiting the New Fund and/or other clients of Janus Capital.

The Trustees concluded that, other than the services to be provided by Janus Capital and its affiliates pursuant to the proposed agreements and the fees to be paid by the New Fund therefore, the New Fund, Janus Capital and Perkins may potentially benefit from their relationship with each other in other ways. They also concluded that Janus Capital and Perkins may potentially benefit from the receipt of proprietary research products and services to be acquired through commissions paid on portfolio transactions of the New Fund and that the New Fund may potentially benefit from Janus Capital’s and Perkins’ receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital, Perkins. They also concluded that success of the New Fund could attract other business to Janus Capital or Perkins or other Funds and that the success of Janus Capital and Perkins could enhance Janus Capital’s and/or Perkins’ability to serve the New Fund.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that approval of the New Fund’s agreements were in the best interest of the New Fund and its shareholders.

62  Janus Adviser Series  January 31, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2008. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Adviser Series  January 31, 2009  63

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

64  Janus Adviser Series  January 31, 2009

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Adviser Series  January 31, 2009  65

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of Janus Adviser Small Company Value Fund was held on October 30, 2008 and adjourned and reconvened on November 25, 2008. At the meeting, the following matters were voted on and approved by the Shareholders. Each vote reported represents one share held on the record date of the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

To approve a new subadvisory agreement between Janus Captial Management LLC and Perkins, Wolf, McDonnell and Company, LLC, with respect to Janus Adviser Small Company Value Fund, appointing Perkins, Wolf, McDonnell and Company, LLC as subadviser to Janus Adviser Small Company Value Fund.

	Record Date	Number of Shares
Fund	Total of Shares	Affirmative	Against	Abstain	Broker Non-Vote
Janus Adviser Small Company Value Fund	3,472,731	1,554,057	83,924	109,283	29,800

Proposal 2

To approve an amended investment advisory agreement between Janus Captial Management LLC and Janus Adviser Series, on behalf of Janus Adviser Small Company Value Fund, to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon Janus Adviser Small Company Value Fund’s performance relative to its benchmark index, the Russell 2000® Value Index.

	Record Date	Number of Shares
Fund	Total of Shares	Affirmative	Against	Abstain	Broker Non-Vote
Janus Adviser Small Company Value Fund	3,472,731	1,502,868	135,420	108,976	29,799

A Special Meeting of Shareholders of Janus Adviser Mid Cap Value Fund was held on October 30, 2008 and adjourned and reconvened on December 16, 2008. At the meeting, the following matters were voted on and approved by the Shareholders. Each vote reported represents one share held on the record date of the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

To approve a new subadvisory agreement between Janus Capital Management LLC and Perkins, Wolf, McDonnell and Company, LLC, so that Perkins, Wolf, McDonnell and Company, LLC can continue to serve as Janus Adviser Mid Cap Value Fund’s subadviser.

	Record Date	Number of Shares
Fund	Total of Shares	Affirmative	Against	Abstain	Broker Non-Vote
Janus Adviser Mid Cap Value Fund	68,449,755	28,635,906	967,279	1,972,551	2,807,648

Proposal 2

To approve an amended and restated investment advisory agreement between Janus Capital Management LLC and Janus Adviser Series, on behalf of Janus Adviser Mid Cap Value Fund, to reallocate the obligation to compensate any subadviser engaged by Janus Capital.

	Record Date	Number of Shares
Fund	Total of Shares	Affirmative	Against	Abstain	Broker Non-Vote
Janus Adviser Mid Cap Value Fund	68,449,755	28,168,693	1,254,508	2,152,531	2,807,652

66  Janus Adviser Series  January 31, 2009

Percentage of Outstanding Shares				Percentage of Shares Voted
Affirmative	Against	Abstain	Broker Non-Vote	Affirmative	Against	Abstain	Broker Non-Vote
44.75%	2.42%	3.15%	0.86%	87.45%	4.72%	6.15%	1.68%

Percentage of Outstanding Shares				Percentage of Shares Voted
Affirmative	Against	Abstain	Broker Non-Vote	Affirmative	Against	Abstain	Broker Non-Vote
43.28%	3.90%	3.14%	0.86%	84.57%	7.62%	6.13%	1.68%

Percentage of Outstanding Shares				Percentage of Shares Voted
Affirmative	Against	Abstain	Broker Non-Vote	Affirmative	Against	Abstain	Broker Non-Vote
41.84%	1.41%	2.88%	4.10%	83.28%	2.81%	5.74%	8.17%

Percentage of Outstanding Shares				Percentage of Shares Voted
Affirmative	Against	Abstain	Broker Non-Vote	Affirmative	Against	Abstain	Broker Non-Vote
41.15%	1.83%	3.15%	4.10%	81.92%	3.65%	6.26%	8.17%

Janus Adviser Series  January 31, 2009  67

Notes

68  Janus Adviser Series  January 31, 2009

Notes

Janus Adviser Series  January 31, 2009  69

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Modular Portfolio Construction®
Janus Adviser Modular Portfolio Construction® Fund invests in a diversified portfolio of underlying Janus mutual funds and securities. The Fund utilizes Janus Capital’s Modular Portfolio Construction process to allocate assets across the following three asset categories: CORE, ALPHA and ALTERNATIVE. The Fund is unique in its combination of funds and securities that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Funds distributed by Janus Distributors LLC (2/09)

C-309-062	108-24-700 03-09

2009 Semiannual Report
Janus Adviser Series

International & Global
Janus Adviser International Equity Fund
Janus Adviser International Forty Fund
Janus Adviser International Growth Fund
Janus Adviser Global Research Fund
Janus Adviser Worldwide Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Adviser Series

Useful Information About Your Fund Report	1
Management Commentary and Schedules of Investments
International & Global
International Equity Fund	2
International Forty Fund	11
International Growth Fund	20
Global Research Fund	29
Worldwide Fund	38
Statements of Assets and Liabilities	46
Statements of Operations	48
Statements of Changes in Net Assets	50
Financial Highlights	52
Notes to Schedules of Investments	66
Notes to Financial Statements	68
Additional Information	85
Explanations of Charts, Tables and Financial Statements	88

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was January 31, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from August 1, 2008 to January 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least December 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series  January 31, 2009  1

Janus Adviser International Equity Fund (unaudited)

Fund Snapshot
A valuation discipline underpins our research-driven, high conviction investment approach to international equity markets.

Laurent Saltiel
portfolio manager

Janus Adviser International Equity Fund’s Class S Shares returned -41.85% over the six-month period ended January 31, 2009, underperforming its benchmark, the Morgan Stanley Capital International EAFE® Index, which returned -40.75% during the period.

Market Overview

The credit crisis and the global economic slowdown provided a negative backdrop for global equity markets during the six-month period ending January 31, 2009. Both U.S. and non-U.S. stock markets suffered substantial losses in what was a historically volatile period. Global markets sold off significantly in September and October, as the full weight of the credit crisis took hold leading to the demise of several long-standing financial institutions. This gave rise to a crisis of confidence that pervaded the markets, prompting central banks around the world to take unprecedented steps in an attempt to support markets and global financial institutions. The MSCI All Country World IndexSM declined to its lowest level in over five years during November before somewhat stabilizing in December. In January, the index hovered near its November low as renewed concerns about the stability of financial institutions provided a negative backdrop. Volatility approached historically high levels during the period amid the heightened sense of uncertainty and fear but eased a bit during the last two months. No region was safe from the sell-off. U.S. stocks underperformed developed markets in Europe, but outperformed Japanese stocks in local currency terms. Meanwhile, global emerging markets underperformed most developed markets, a sign of the aversion to risk that dominated the period. Select Latin American countries held up relatively well, while the Emerging Europe/Middle East Region turned in the weakest showing among emerging markets as Russia and Hungary struggled to stabilize their respective currencies. The U.S. Dollar Index, which performed strongly during the worst of the sell-off, finished higher, benefiting from weakness in the euro and British pound. The yen strengthened significantly against the U.S. dollar and most major currencies during the period. In expectation of significant declines in demand due to a number of economies suffering from a recession, commodity prices dropped precipitously from their peaks in the summer, led by oil, to finish the period sharply lower. Gold managed to eke out a small gain amid the growing uncertainty. Financials were the worst performing sector due to the ongoing credit crisis and subsequent difficulties in raising additional capital, while the materials sector was the second worst, reflecting the decline in commodity prices. Healthcare and consumer staples outperformed, but posted double-digit declines as well.

Energy, Material Holdings Among Detractors

Our holdings and underweight in energy and our holdings and overweight in materials were the largest detractors from relative performance. Within energy, Wellstream Holdings, a British company that manufactures flexible pipe used in off-shore oil production, was a top detractor in the sector and for the Fund. The stock suffered amid rising concerns that oil companies could cut exploration and production budgets given the falling price of oil. These concerns were especially high with Wellstream’s largest customer, Petrobras. We are looking beyond these short-term headwinds and see the potential for a growing production profile over the next several years; we added to position.

LPS Brasil – Consultoria de Imoveis S.A., a Brazilian homebuilder, fell significantly early in the period, as the Brazilian stock market and currency fell sharply. Longer term, we believe the company is well positioned in major cities to benefit from the growing demand for residential homes in Brazil. The company is aggressively cutting costs but still gaining market share.

Fertilizer companies Potash Corporation of Saskatchewan and K+S A.G. were both impacted by falling demand as a result of the credit crisis, the resulting global recession and falling oil prices, which made corn-based ethanol production less attractive. We believe producers of potash, a key ingredient in fertilizer, have cut capacity to match the weakness in demand. We also think demand for potash, a key ingredient in fertilizer, will rebound as farmers realize their need to replenish their fields to improve yields. We added to Potash Corp and reduced K+S, as we felt that Potash Corp. had more attractive long-term growth prospects than K+S as well as significantly lower production cost.

Stocks That Contributed

Our holdings and underweight in financials was the largest contributor to relative performance followed by our holdings in information technology. Among individual contributors was Jupiter Telecommunications, a Japan-based provider of cable,

2  Janus Adviser Series  January 31, 2009

(unaudited)

telephony and Internet services that rose after reporting strong results. We like the company’s growth strategy and opportunity to add customers by increasing its services to existing customers, and thus potentially increase profitability and decrease churn rates, or customer turnover.

Another holding in Japan, Hirose Electric also contributed to relative performance. We were attracted to the electronics firm, which specializes in connectors, because of its high cash position relative to its market capitalization at the time of purchase, its historically stable business, strong free cash flow and good returns on capital.

Finally, new holding Trend Micro, the world’s third largest security software company providing virus and spam protection, was among top contributors. While based in Japan, Trend Micro has a majority of sales outside of Japan. We think this was an attractively valued company with a healthy balance sheet at period end and that it could benefit from the increasing need for security software, as more applications and usage move to the Internet thereby increasing the opportunity cost of damaging computer viruses.

Due to certain circumstances and market conditions, we initiated positions in put and call options in order to mitigate the risks and potentially enhance the performance of the Fund. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Outlook

We have experienced a 25-year growth cycle boosted by increasing leverage by consumers and financial institutions as well as reckless financial engineering and lending practices. Savings rates declined and consumers benefited from a boom in housing markets, which have started a long and severe downturn that will likely force reduced spending and increased savings rates for a number of years. At the same time, availability of credit is likely to be seriously reduced for consumers and corporations. Even when economies recover, growth may be considerably lower than experienced over the past two decades and excess capacity may place pressure on margins in many industries. We think we are seeing the end of an era and transition towards a world in which consumers save more, the U.S. imports less and credit is less plentiful.

We believe in this environment, the following characteristics are particularly important for companies: strong balance sheets, recurring revenues, high free-cash-flow generation, high dividend yields, valuations discounting low expectations and experienced management teams. We are focused on companies in historically defensive sectors, such as consumer staples and healthcare, and resilient businesses.

Thank you for your investment in Janus Adviser International Equity Fund.

Janus Adviser Series  January 31, 2009  3

Janus Adviser International Equity Fund (unaudited)

Janus Adviser International Equity Fund At A Glance

5 Top Performers – Holdings

Contribution

Jupiter Telecommunications Company, Ltd.	0.41%
Trend Micro, Inc.	0.29%
Hirose Electric Company, Ltd.	0.22%
SGS Societe Generale de Surveillance Holding S.A.	0.16%
Anheuser-Busch InBev N.V. Rights	0.11%

5 Bottom Performers – Holdings

Contribution

K+S A.G.	-2.43%
LPS Brasil – Consultoria de Imoveis S.A.	-2.37%
Potash Corporation of Saskatchewan, Inc.	-1.98%
Wellstream Holdings PLC	-1.85%
Bunge, Ltd.	-1.60%

5 Top Performers – Sectors

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Telecommunication Services	0.00%	0.00%	6.35%
Utilities	-0.53%	0.93%	7.05%
Other*	-0.64%	0.75%	0.00%
Health Care	-1.20%	6.02%	9.15%
Information Technology	-2.05%	12.69%	5.19%

5 Bottom Performers – Sectors

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Materials	-10.24%	11.44%	8.47%
Financials	-9.91%	18.00%	24.20%
Consumer Staples	-5.38%	17.11%	9.72%
Industrials	-4.86%	10.88%	11.39%
Consumer Discretionary	-4.86%	17.23%	10.05%

*	Industry not classified by Global Industry Classification Standard.

4  Janus Adviser Series  January 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of January 31, 2009

Research in Motion, Ltd. (U.S. Shares) Computers	3.8%
Li & Fung, Ltd. Distribution/Wholesale	3.5%
Anheuser-Busch InBev N.V. Brewery	3.4%
Grifols S.A. Medical-Drugs	3.1%
Capita Group PLC Human Resources	3.1%

16.9%

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Emerging markets comprised 5.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of January 31, 2009

As of July 31, 2008

Janus Adviser Series  January 31, 2009  5

Janus Adviser International Equity Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009				Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser International Equity Fund – Class A Shares

NAV	–41.89%	–44.35%	–16.55%	1.29%	1.29%(a)

MOP	–45.22%	–47.53%	–18.79%

Janus Adviser International Equity Fund – Class C Shares

NAV	–42.07%	–44.69%	–17.31%	2.05%	2.05%(a)

CDSC	–42.63%	–45.24%	–17.31%

Janus Adviser International Equity Fund – Class I Shares	–41.78%	–44.15%	–16.44%	1.20%	1.20%(b)

Janus Adviser International Equity Fund – Class R Shares	–42.06%	–44.72%	–17.20%	2.08%	2.01%(c)

Janus Adviser International Equity Fund – Class S Shares	–41.85%	–43.60%	–16.32%	1.55%	1.55%(c)

Morgan Stanley Capital International EAFE® Index	–40.75%	–43.74%	–21.08%

Lipper Quartile – Class S Shares	–	2nd	1st

Lipper Ranking – Class S Shares based on total returns for International Funds	–	376/1,192	62/999

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

6  Janus Adviser Series  January 31, 2009

(unaudited)

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited, to exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund held approximately 5.2% of its assets in Brazilian securities as of January 31, 2009 and the Fund may have experienced significant gains or losses due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund commenced operations on November 28, 2006. The performance shown for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares reflects the performance of the Fund’s respective class from November 28, 2006 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

November 30, 2006 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – November 28, 2006

Janus Adviser Series  January 31, 2009  7

Janus Adviser International Equity Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$581.10	$5.14

Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.56

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$579.30	$8.00

Hypothetical (5% return before expenses)	$1,000.00	$1,015.07	$10.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$582.20	$3.91

Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$579.40	$7.48

Hypothetical (5% return before expenses)	$1,000.00	$1,015.73	$9.55

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$581.50	$5.90

Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	$7.53

†	Expenses are equal to the annualized expense ratio of 1.29% for Class A Shares, 2.01% for Class C Shares, 0.98% for Class I Shares, 1.88% for Class R Shares and 1.48% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

8  Janus Adviser Series  January 31, 2009

Janus Adviser International Equity Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Common Stock – 99.0%
Agricultural Chemicals – 5.0%
40,026	Monsanto Co.	$3,044,377
31,092	Potash Corporation of Saskatchewan, Inc.	2,340,081
		5,384,458
Agricultural Operations – 1.8%
3,136,230	Chaoda Modern Agriculture Holdings, Ltd.	1,974,980
Apparel Manufacturers – 2.8%
565,000	Esprit Holdings, Ltd.	3,013,674
Brewery – 3.4%
96,824	Anheuser-Busch InBev – VVPR Strips*	496
144,877	Anheuser-Busch InBev N.V.	3,684,693
		3,685,189
Cable Television – 2.9%
3,289	Jupiter Telecommunications Company, Ltd.	3,113,297
Chemicals – Diversified – 1.4%
32,694	K+S A.G.	1,551,336
Chemicals – Specialty – 1.8%
3,050,000	Huabao International Holdings, Ltd.	1,952,244
Commercial Banks – 1.4%
120,031	Standard Chartered PLC	1,519,380
Commercial Services – 3.7%
125,035	Aggreko PLC	709,238
3,066	SGS Societe Generale de Surveillance Holding S.A.*	3,249,365
		3,958,603
Computers – 3.8%
73,625	Research In Motion, Ltd. (U.S. Shares)*	4,078,825
Consulting Services – 2.5%
71,857	Bereau Veritas S.A.	2,708,964
Distribution/Wholesale – 3.5%
1,852,000	Li & Fung, Ltd.	3,712,388
Diversified Minerals – 1.0%
29,445	BHP Billiton PLC	501,684
36,985	Companhia Vale do Rio Doce (ADR)	521,858
		1,023,542
Diversified Operations – 0.9%
536,000	China Merchants Holdings International Company, Ltd.	949,257
Electric – Distribution – 0.8%
203,810	Equatorial Energia S.A.	900,842
Electronic Components – Semiconductors – 0.6%
12,700	ROHM Company, Ltd.	627,105
Electronic Connectors – 2.3%
26,100	Hirose Electric Company, Ltd.	2,454,313
Electronic Measuring Instruments – 1.7%
9,900	Keyence Corp.	1,796,988
Enterprise Software/Services – 2.8%
112,500	Nomura Research Institute, Ltd.	2,016,142
29,362	SAP A.G.	1,046,272
		3,062,414
Extended Service Contracts – 0.9%
70,611	Homeserve PLC	1,002,391
Finance – Investment Bankers/Brokers – 1.4%
14,810	Goldman Sachs Group, Inc.	1,195,612
47,300	Nomura Holdings, Inc.	304,707
		1,500,319
Finance – Other Services – 2.6%
664,964	IG Group Holdings PLC	2,795,429
Food – Catering – 0.5%
1,216,275	FU JI Food & Catering Services	549,515
Food – Miscellaneous/Diversified – 1.4%
44,103	Nestle S.A.	1,525,350
Food – Retail – 4.1%
209,819	Jeronimo Martins	1,070,765
635,079	Tesco PLC	3,288,715
		4,359,480
Food – Wholesale/Distribution – 1.9%
2,484,000	Olam International, Ltd.	1,994,511
Human Resources – 3.1%
333,593	Capita Group PLC	3,377,109
Insurance Brokers – 1.0%
787,400	Tempo Participacoes S.A.*	1,049,188
Internet Security – 0.9%
34,500	Trend Micro, Inc.*	939,447
Investment Companies – 1.6%
574,715	Man Group PLC	1,711,247
Investment Management and Advisory Services – 1.0%
394,500	GP Investments, Ltd. (BDR)*	1,088,745
Medical – Drugs – 9.0%
192,399	Grifols S.A.	3,386,496
40,563	Novartis A.G.	1,678,967
25,957	Novo Nordisk S.A.	1,385,355
22,967	Roche Holding A.G.	3,230,415
		9,681,233
Multi-Line Insurance – 0.7%
25,435	Vienna Insurance Group	797,704
Oil – Field Services – 1.5%
212,084	Petrofac, Ltd.	1,274,283
9,275	Schlumberger, Ltd. (U.S. Shares)	378,513
		1,652,796
Oil Companies – Integrated – 0.5%
19,965	Petroleo Brasileiro S.A. (ADR)	523,083
Oil Field Machinery and Equipment – 2.1%
333,160	Wellstream Holdings PLC	2,296,623
Optical Supplies – 0.7%
9,000	Alcon, Inc. (U.S. Shares)	770,760
Real Estate Management/Services – 5.8%
50,900	Daito Trust Construction Company, Ltd.	2,185,802
277,941	LPS Brasil – Consultoria de Imoveis S.A.*	809,013
245,000	Mitsubishi Estate Company, Ltd.	3,202,959
		6,197,774
Real Estate Operating/Development – 3.1%
1,062,935	CapitaLand, Ltd.	1,665,920
736,000	Hang Lung Properties, Ltd.	1,652,507
		3,318,427

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  9

Janus Adviser International Equity Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Retail – Apparel and Shoe – 2.3%
27,430	Hennes & Mauritz A.B. – Class B	$1,059,568
37,714	Industria de Diseno Textil S.A.	1,439,618
		2,499,186
Retail – Consumer Electronics – 1.4%
25,680	Yamada Denki Company, Ltd.	1,514,976
Retail – Restaurants – 1.1%
3,375,000	Ajisen China Holdings, Ltd.	1,156,851
Schools – 3.3%
275,200	Estacio Participacoes S.A.*	1,657,846
5,526,000	Raffles Education Corp. Ltd.	1,872,553
		3,530,399
Soap and Cleaning Preparations – 1.2%
34,572	Reckitt Benckiser PLC	1,337,579
Tobacco – 1.8%
71,135	British American Tobacco PLC	1,955,511

Total Common Stock (cost $143,101,257)		106,593,432

Money Market – 1.0%
1,063,000	Janus Cash Liquidity Fund, 0% (cost $1,063,000)	1,063,000

Total Investments (total cost $144,164,257) – 100.0%		107,656,432

Liabilities, net of Cash, Receivables and Other Assets – 0%		(16,134)

Net Assets – 100%		$107,640,298

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$797,704	0.7%
Belgium	3,685,189	3.4%
Bermuda	9,767,051	9.1%
Brazil	5,461,830	5.1%
Canada	6,418,906	6.0%
Cayman Islands	3,681,346	3.4%
Denmark	1,385,355	1.3%
France	2,708,964	2.5%
Germany	2,597,608	2.4%
Hong Kong	2,601,764	2.4%
Japan	18,155,735	16.9%
Jersey	1,274,283	1.2%
Netherlands Antilles	378,513	0.4%
Portugal	1,070,765	1.0%
Singapore	5,532,985	5.1%
Spain	4,826,113	4.5%
Sweden	1,059,568	1.0%
Switzerland	10,454,858	9.7%
United Kingdom	20,494,907	19.0%
United States††	5,302,988	4.9%

Total	$107,656,432	100.0%

††	Includes Short-Term Securities (3.9% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

10  Janus Adviser Series  January 31, 2009

Janus Adviser International Forty Fund (unaudited)

Fund Snapshot
The fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The Fund normally invests in issuers from several different countries located throughout the world, excluding the United States.

Laurent Saltiel
portfolio manager

Performance Overview

Janus Adviser International Forty Fund’s Class S Shares returned -47.28% over the six-month period ended January 31, 2009, underperforming its primary benchmark, the Morgan Stanley Capital International All-Country World ex-U.S. Index, which returned -42.66% during the period.

Market Overview

The credit crisis and the global economic slowdown provided a negative backdrop for global equity markets during the six-month period ending January 31, 2009. Both U.S. and non-U.S. stock markets suffered substantial losses in what was a historically volatile period. Global markets sold off significantly in September and October, as the full weight of the credit crisis took hold leading to the demise of several long-standing financial institutions. This gave rise to a crisis of confidence that pervaded the markets, prompting central banks around the world to take unprecedented steps in an attempt to support markets and global financial institutions. The MSCI All Country World IndexSM declined to its lowest level in over five years during November before somewhat stabilizing in December. In January, the index hovered near its November low as renewed concerns about the stability of financial institutions provided a negative backdrop. Volatility approached historically high levels during the period amid the heightened sense of uncertainty and fear but eased a bit during the last two months. No region was safe from the sell-off. U.S. stocks underperformed developed markets in Europe, but outperformed Japanese stocks in local currency terms. Meanwhile, global emerging markets underperformed most developed markets, a sign of the aversion to risk that dominated the period. Select Latin American countries held up relatively well, while the Emerging Europe/Middle East Region turned in the weakest showing among emerging markets as Russia and Hungary struggled to stabilize their respective currencies. The U.S. Dollar Index, which performed strongly during the worst of the sell-off, finished higher, benefiting from weakness in the euro and British pound. The yen strengthened significantly against the U.S. dollar and most major currencies during the period. In expectation of significant declines in demand due to a number of economies suffering from a recession, commodity prices dropped precipitously from their peaks in the summer, led by oil, to finish the period sharply lower. Gold managed to eke out a small gain amid the growing uncertainty. Financials were the worst performing sector due to the ongoing credit crisis and subsequent difficulties in raising additional capital, while the materials sector was the second worst, reflecting the decline in commodity prices. Healthcare and consumer staples outperformed, but posted double-digit declines as well.

Material Holdings Among Detractors

Our holdings and overweight in materials as well as our holdings and underweight in healthcare were the largest detractors during the period. Within materials, fertilizer companies Potash Corporation of Saskatchewan (Canada) and K+S A.G. of Germany were both impacted by falling demand as a result of the credit crisis, the resulting global recession and falling oil prices, which made corn-based ethanol production less attractive. We believe producers of potash, a key ingredient in fertilizer, have cut capacity to match the weakness in demand. We also think demand for potash, a key ingredient in fertilizer, will rebound as farmers realize their need to replenish their fields to improve yields. We added to Potash Corp and reduced K+S, as we felt that Potash Corp. had more attractive long-term growth prospects than K+S as well as significantly lower production cost.

LPS Brasil – Consultoria de Imoveis S.A., a Brazilian homebuilder, fell significantly early in the period, as the Brazilian stock market and currency fell sharply. Longer term, we believe the company is well positioned in major cities to benefit from the growing demand for residential homes in Brazil. The company has been aggressively cutting costs but still gained market share.

Stocks That Contributed

Our holdings in information technology and our overweight in consumer staples were the largest contributors to relative performance. Among individual contributors was IG Group Holdings, a new position that rose late in the period after reporting higher-than-expected revenues and profits on short-term trading in currencies. The company, which runs a spread betting market and acts as a market maker in foreign exchange, has been benefiting from volatility in the capital markets as well as growth in online sports betting. We believe IG Group

Janus Adviser Series  January 31, 2009  11

Janus Adviser International Forty Fund (unaudited)

has the best spread-betting platform in the world, which has led to the highest market share. We also like that, as of the end of the period, the company has no debt and significant cash on its balance sheet fueled by strong free cash flow generation.

Swiss-based UBS A.G., a bank and investment manager, contributed to performance even though it was down overall during the period. We exited our position after a short-lived rally during the period and avoided the downward move in the stock. As with many companies in the financial sector, UBS was hit by overall weakness in the sector and write-downs from subprime lending exposure. The company subsequently announced a recapitalization plan that severely diluted existing shareholders and sold its interests in a Chinese bank. In addition, the investment management business suffered significant outflows.

New consumer staples holding Olam International, a Singapore-based global supply chain company for agricultural products, rose modestly in the period. We believe the firm is benefiting from its recession-resistant business as well as its move to lower its debt servicing payments. The company has an extensive network to source and ship key commodities, a competitive advantage in our view. Although it has some exposure to prices, a great deal of its business depends on volume. We are attracted by its valuation, competitive positioning and our long-term view that volumes and prices will rise for agricultural commodities.

Due to certain circumstances and market conditions, we initiated positions in put and call options in order to mitigate the risks and potentially enhance the performance of the Fund. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Outlook

We have experienced a 25-year growth cycle boosted by increasing leverage by consumers and financial institutions as well as reckless financial engineering and lending practices. Savings rates declined and consumers benefited from a boom in housing markets, which have started a long and severe downturn that will likely force reduced spending and increased savings rates for a number of years. At the same time, availability of credit is likely to be seriously reduced for consumers and corporations. Even when economies recover, growth may be considerably lower than experienced over the past two decades and excess capacity may place pressure on margins in many industries. We think we are seeing the end of an era and transition towards a world in which consumers save more, the U.S. imports less and credit is less plentiful.

We believe in this environment, the following characteristics are particularly important for companies: strong balance sheets, recurring revenues, high free-cash-flow generation, high dividend yields, valuations discounting low expectations and experienced management teams. We are focused on companies in historically defensive sectors, such as consumer staples and healthcare, and resilient businesses.

Thank you for your investment in Janus Adviser International Forty Fund.

12  Janus Adviser Series  January 31, 2009

(unaudited)

Janus Adviser International Forty Fund At A Glance

5 Top Performers – Holdings

Contribution

IG Group Holdings PLC	0.14%
UBS A.G.	0.13%
Olam International, Ltd.	0.12%
Yamada Denki Company, Ltd.	0.11%
Anheuser-Busch InBev N.V. Rights	0.09%

5 Bottom Performers – Holdings

Contribution

K+S A.G.	-5.00%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	-4.11%
LPS Brasil – Consultoria de Imoveis S.A.	-3.14%
Comphanhia Vale do Rio Doce (ADR)	-2.66%
Esprit Holdings, Ltd.	-2.56%

5 Top Performers – Sectors

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Telecommunication Services	0.00%	0.00%	7.30%
Utilities	-0.59%	1.52%	6.07%
Information Technology	-0.67%	5.36%	6.20%
Other*	-1.68%	2.73%	0.00%
Health Care	-1.94%	5.78%	7.35%

5 Bottom Performers – Sectors

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Materials	-15.47%	17.82%	9.92%
Consumer Discretionary	-11.83%	27.48%	8.68%
Financials	-5.65%	9.06%	24.50%
Consumer Staples	-5.10%	18.08%	8.48%
Industrials	-4.40%	8.67%	10.36%

*	Industry not classified by Global Industry Classification Standard.

Janus Adviser Series  January 31, 2009  13

Janus Adviser International Forty Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of January 31, 2009

Li & Fung, Ltd. Distribution/Wholesale	5.7%
Anheuser-Busch InBev N.V. Brewery	5.3%
Research In Motion, Ltd. (U.S. Shares) Computers	4.8%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	4.1%
Roche Holding A.G. Medical – Drugs	3.8%

23.7%

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Emerging markets comprised 13.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of January 31, 2009

As of July 31, 2008

14  Janus Adviser Series  January 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009			Expense Ratios – estimated for the initial fiscal year
	Fiscal	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Inception*	Operating Expenses	Operating Expenses

Janus Adviser International Forty Fund – Class A Shares

NAV	–47.17%	–51.87%	4.56%	1.50%(a)

MOP	–50.23%	–54.64%

Janus Adviser International Forty Fund – Class C Shares

NAV	–47.44	–52.17%	5.31%	2.25%(a)

CDSC	–47.97	–52.65%

Janus Adviser International Forty Fund – Class I Shares	–47.17	–51.87%	4.31%	1.25%(b)

Janus Adviser International Forty Fund – Class S Shares	–47.28	–51.97%	4.71%	1.75%(c)

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	–42.66	–49.26%

Morgan Stanley Capital International EAFE® Index	–40.75	–47.34%

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.
Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.
Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.
For Class I Shares and Class S Shares a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.
(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

See important disclosures on the next page.

Janus Adviser Series  January 31, 2009  15

Janus Adviser International Forty Fund (unaudited)

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Fund’s expense ratios shown were determined based on estimated annualized expenses the Fund expects to incur during its initial fiscal year. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Contractual waivers, where applicable, agreed to by Janus Capital are included in the prospectus under “Net Annual Fund Operating Expenses.”

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The use of short sales may cause the fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

Due to certain investment strategies, the fund may have an increased position in cash.

Janus Adviser International Forty Fund held approximately 11.3% of its total investments in Brazilian securities as of January 31, 2009 and the Fund may have experienced significant gains or losses due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

The Fund’s performance for very short time periods may not be indicative of future performance.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund’s Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on May 30, 2008. The performance shown for Class A Shares, Class C Shares, Class I Shares, and Class S Shares reflect the performance of the Fund’s respective class from May 30, 2008 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	Fund’s inception date – May 30, 2008

16  Janus Adviser Series  January 31, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$527.20	$5.77

Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$525.60	$7.38

Hypothetical (5% return before expenses)	$1,000.00	$1,015.53	$9.75

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$528.30	$4.51

Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$526.10	$6.77

Hypothetical (5% return before expenses)	$1,000.00	$1,016.33	$8.94

†	Actual expenses are equal to the annualized expense ratio of 1.50% for Class A Shares, 1.91% for Class C Shares, 1.17% for Class I Shares and 1.76% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  January 31, 2009  17

Janus Adviser International Forty Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares/Principal/Contract Amount		Value

Common Stock – 98.1%
Agricultural Chemicals – 7.8%
744	Monsanto Co.	$56,589
838	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	62,732
		119,321
Agricultural Operations – 2.3%
55,600	Chaoda Modern Agriculture Holdings, Ltd.	35,013
Apparel Manufacturers – 5.3%
10,400	Esprit Holdings, Ltd.	55,473
25,500	Ports Design, Ltd.	25,796
		81,269
Brewery – 5.3%
3,174	Anheuser-Busch InBev N.V.	80,726
1,256	Anheuser-Busch InBev N.V. – VVPR Strips*	6
		80,732
Building – Mobile Home and Manufactured Homes – 1.2%
1,010	Maisons France Confort	18,611
Chemicals – Diversified – 3.7%
5,001	Israel Chemicals, Ltd.	34,114
472	K+S A.G.	22,396
		56,510
Chemicals – Specialty – 2.3%
55,000	Huabao International Holdings Limited	35,204
Coal – 0.2%
87,500	Bumi resources	3,786
Computers – 4.8%
1,325	Research In Motion, Ltd. (U.S. Shares)*	73,405
Consulting Services – 3.5%
1,417	Bereau Veritas S.A.	53,420
Distribution/Wholesale – 5.7%
44,000	Li & Fung, Ltd.	88,199
Diversified Minerals – 0.5%
525	Companhia Vale do Rio Doce (ADR)	7,408
Diversified Operations – 0.9%
8,000	China Merchants Holdings International Company, Ltd.	14,168
Electric – Distribution – 1.3%
4,560	Equatorial Energia S.A.	20,155
Electronic Connectors – 0.6%
100	Hirose Electric Company, Ltd.	9,404
Enterprise Software/Services – 1.0%
414	SAP A.G.	14,752
Finance – Investment Bankers/Brokers – 2.6%
492	Goldman Sachs Group, Inc.	39,719
Finance – Other Services – 4.8%
7,877	BM&F Bovespa S.A.*	22,724
1,300	Hong Kong Exchanges & Clearing, Ltd.	11,156
9,393	IG Group Holdings PLC	39,487
		73,367
Food – Catering – 0.7%
24,000	FU JI Food & Catering Services	10,843
Food – Retail – 4.5%
3,079	Jeronimo Martins	15,713
10,322	Tesco PLC	53,452
		69,165
Food – Wholesale/Distribution – 2.7%
51,000	Olam International Ltd.	40,950
Human Resources – 3.5%
5,323	Capita Group PLC	53,887
Insurance Brokers – 2.6%
30,365	Tempo Participacoes S.A.*	40,460
Investment Companies – 1.5%
7,920	Man Group PLC	23,582
Investment Management and Advisory Services – 2.6%
14,405	GP Investments, Ltd. (BDR)*	39,755
Medical – Drugs – 7.4%
3,137	Grifols S.A.	55,216
414	Roche Holding A.G.	58,231
		113,447
Oil Companies – Integrated – 0.5%
280	Petroleo Brasileiro S.A. (ADR)	7,336
Oil Field Machinery and Equipment – 2.0%
4,471	Wellstream Holdings PLC	30,821
Real Estate Management/Services – 1.8%
4,800	LPS Brasil – Consultoria de Imoveis S.A.*	13,972
1,000	Mitsubishi Estate Company, Ltd.	13,073
		27,045
Real Estate Operating/Development – 1.6%
9,000	CapitaLand, Ltd.	14,105
2,600	Cyrela Brazil Realty S.A.	10,427
		24,532
Retail – Apparel and Shoe – 3.1%
375	Hennes & Mauritz A.B. – Class B	14,486
869	Industria de Diseno Textil S.A.	33,171
		47,657
Retail – Restaurants – 2.0%
89,000	Ajisen China Holdings, Ltd.	30,507
Schools – 4.5%
5,600	Estacio Participacoes S.A.*	33,735
106,000	Raffles Education Corp. Ltd.	35,920
		69,655
Soap and Cleaning Preparations – 1.4%
568	Reckitt Benckiser PLC	21,976
Tobacco – 1.0%
572	British American Tobacco PLC	15,724
Transportation – Railroad – 0.9%
3,489	All America Latina Logistica (GDR)	13,240

Total Common Stock (cost $2,009,915)		1,505,025

See Notes to Schedules of Investments and Financial Statements.

18  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares/Principal/Contract Amount		Value

Purchased Options – Calls – 0.1%
6	Potash Corporation of Saskatchewan, Inc. (U.S. Shares) (LEAPS) expires January 2010 exercise price $180.00	$720
10	Companhia Vale do Rio Doce (ADR) (LEAPS) expires January 2010 exercise price $25.00	950

Total Purchased Options – Calls (premiums paid $20,568)		1,670

Total Investments (total cost $2,030,483) – 98.2%		1,506,695

Cash, Receivables and Other Assets, net of Liabilities – 1.8%		27,665

Net Assets – 100%		$1,534,360

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$80,732	5.4%
Bermuda	244,428	16.2%
Brazil	169,457	11.2%
Canada	136,138	9.0%
Cayman Islands	76,363	5.1%
France	72,031	4.8%
Germany	37,149	2.5%
Hong Kong	25,324	1.7%
Indonesia	3,785	0.2%
Israel	34,113	2.3%
Japan	22,477	1.5%
Portugal	15,713	1.0%
Singapore	90,975	6.0%
Spain	88,387	5.9%
Sweden	14,485	1.0%
Switzerland	58,231	3.9%
United Kingdom	238,929	15.8%
United States	97,978	6.5%

Total	$1,506,695	100.0%

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  19

Janus Adviser International Growth Fund (unaudited)

Fund Snapshot
This growth fund invests primarily in companies located outside the U.S. Stocks are selected on their fundamental merits, rather than by geography, economic climate or industry sector.

Brent Lynn
portfolio manager

Performance Overview

During the six-month period ended January 31, 2009, Janus Adviser International Growth Fund’s Class S Shares returned -43.62%. The Fund’s primary benchmark, the Morgan Stanley Capital International (MSCI) All Country World ex-U.S. IndexSM, returned -42.66%, and for the same period its secondary benchmark, the MSCI EAFE® Index, returned -40.75% for the same period.

Market Overview

The credit crisis and the global economic slowdown provided a negative backdrop for global equity markets during the six-month period ending January 31, 2009. Both U.S. and non-U.S. stock markets suffered substantial losses in what was a historically volatile period. Global markets sold off significantly in September and October, as the full weight of the credit crisis took hold leading to the demise of several long-standing financial institutions. This gave rise to a crisis of confidence that pervaded the markets, prompting central banks around the world to take unprecedented steps in an attempt to support markets and global financial institutions. The MSCI All Country World IndexSM declined to its lowest level in over five years during November before somewhat stabilizing in December. In January, the index hovered near its November low as renewed concerns about the stability of financial institutions provided a negative backdrop. Volatility approached historically high levels during the period amid the heightened sense of uncertainty and fear but eased a bit during the last two months.

No region was safe from the sell-off. U.S. stocks underperformed developed markets in Europe, but outperformed Japanese stocks in local currency terms. Meanwhile, global emerging markets underperformed most developed markets, a sign of the aversion to risk that dominated the period. Select Latin American countries held up relatively well, while the Emerging Europe/Middle East Region turned in the weakest showing among emerging markets as Russia and Hungary struggled to stabilize their respective currencies. The U.S. Dollar Index, which performed strongly during the worst of the sell-off, finished higher, benefiting from weakness in the euro and British pound. The yen strengthened significantly against the U.S. dollar and most major currencies during the period. In expectation of significant declines in demand due to a number of economies suffering from a recession, commodity prices dropped precipitously from their peaks in the summer, led by oil, to finish the period sharply lower. Gold managed to eke out a small gain amid the growing uncertainty. Financials were the worst performing sector due to the ongoing credit crisis and subsequent difficulties in raising additional capital, while the materials sector was the second worst, reflecting the decline in commodity prices. Healthcare and consumer staples outperformed, but posted double-digit declines as well.

I certainly did not expect the crisis in the U.S. housing market to have such worldwide devastation. Nor did I foresee the collapse of financial institutions or international stock prices collapsing so severely. I believe that stock price valuations as of January 31 were well below intrinsic value for many companies, especially in cyclical sectors and in emerging markets. Strong companies should be able to take advantage of the economic downturn, financial turmoil and lack of credit to improve their competitive positions and become even stronger. Short-term market volatility is virtually impossible to predict accurately. And in this environment of extreme uncertainty, I cannot predict when the global economy will move from recession back to growth. I believe, however, that we can identify great international companies who have the opportunity to emerge from this downturn as long-term winners trading at very attractive valuations. I am optimistic that over time the stock prices of great companies will not be based on indiscriminate market fear, but on earnings, cash flows and business fundamentals.

Fund Positioning

During this very difficult market environment, I tried to concentrate the Fund in our highest conviction ideas. I initiated or added to positions in companies such as Hong Kong-based Li & Fung, the global leader in sourcing for retailers; Canada-based Potash Corporation of Saskatchewan, the global leader in fertilizer; Singapore-based CapitaLand, one of the leading real estate companies in Asia, Canada-based Research In Motion, the maker of the Blackberry device and global leader in wireless email; and Brazil-based Petroleo Brasileiro S.A. (Petrobras), one of the world’s fastest growing major oil companies. I believe these companies have strong franchises and should outperform their peers in a difficult economic environment. The stocks fell

20  Janus Adviser Series  January 31, 2009

(unaudited)

sharply in the market collapse and offered what I considered very attractive valuations.

Stocks That Hindered Performance

My holdings in consumer staples and an underweight in healthcare were among the largest detractors during the period. My holdings and an underweight in telecommunications services also weighed on performance. Among the individual detractors was Anglo Irish Bank. After the stock fell sharply in 2007 and 2008, I significantly increased our position. Although Anglo Irish was clearly exposed to declining real estate sectors in Ireland and the U.K., I believed that the company’s tight credit underwriting standards would differentiate them from other Irish and U.K. banks. However, I misjudged the devastating and sometimes self-fulfilling impact that financial market pressure can have even on healthy banks. In addition, the company disclosed large loans made to the chairman which had previously been hidden. This was effectively fraud. Shortly thereafter, Anglo Irish was nationalized by the Irish government. We have written down the value of our holdings in Anglo Irish to 0 in the Fund’s NAV. Although the bank’s equity may still have substantial value, I believe it will be difficult for the Irish government to fairly compensate shareholders in a politically-charged environment where Anglo’s management deceived the public.

Another detractor within the financials sector was Reliance Capital, Ltd. This Indian financial company fell amid a weak Indian market, roiled by terrorist attacks, and from general downward pressure on financials. I continue to find the underlying financial service business, including asset management, to be attractive. Long-term, I think, the growth in the Indian economy will increase the need for financial services and Reliance should benefit. I added to the position on the stock’s weakness.

Reliance Industries, the energy and petrochemicals conglomerate based in India, was the third largest detractor to performance. The stock fell due to project delays, concerns about refining and petrochemical margins, and severe declines in Indian equity markets. The scale and complexity of the company’s refineries should result in significantly better-than-industry average refining margins in our view. I also believe that the company’s offshore oil and gas fields offer potentially significant increases in oil and gas reserves and production growth. A solid balance sheet and significant cash flow growth from the new projects should put the company in a strong financial position even in a low commodity price environment.

Stocks That Aided Performance

My holdings in information technology and financials were among the primary contributors to relative performance. A new position in Morgan Stanley, the U.S. investment bank/brokerage firm was the largest individual contributor, as it rebounded after a significant sell-off early in the period. I added Morgan Stanley based on my belief the market has begun to believe it will be among the survivors from the financial crisis. Morgan Stanley’s capital base substantially improved during the period with infusions from the U.S. Government and Mitsubishi UFJ Financial Group. The stock also rose following news that Morgan Stanley and Citigroup agreed to combine their brokerages into a joint venture. I believe the deal is very advantageous for Morgan Stanley.

Another new holding, Research In Motion, the maker of Blackberry mobile devices, rebounded late in the period on little fundamental news. Despite its product delays from launching a new software platform, I believe RIM’s new products are selling well and are being heavily pushed by carriers, such as Verizon. Longer term, I feel the company will benefit from the acceleration of customer acceptance of smart phones.

Hirose Electric, a Japanese electronics component company that specializes in connectors, was also among top contributors after the company announced plans for a stock buyback. I see potential for the company to use its cash reserves to unlock value for shareholders, as its underlying business remained well positioned at period end in my view. I added to my position.

Outlook

Global stock markets often experience significant volatility. However, the recent collapse of global equities has been extreme by practically any measure. During difficult times, the conviction to hold onto existing positions or buy new ones is critical. My conviction comes from the tremendous, in-depth fundamental research our analyst team does on a daily basis. Janus’ investment team travels thousands and thousands of miles every year meeting with companies and their competitors, suppliers and customers. These meetings help us understand our companies better and lay the foundation for high-conviction investments.

In previous annual letters, written during far more favorable market environments, I consistently warned that the future performance of the Fund could be considerably worse and perhaps negative. However, I certainly did not envision this implosion of the global financial markets. As steward of your

Janus Adviser Series  January 31, 2009  21

Janus Adviser International Growth Fund (unaudited)

money, I take my responsibility very seriously. I recognize that you have entrusted me and Janus with your hard-earned savings.

Despite incredibly difficult markets and a bleak near-term picture for the global economy, I remain optimistic about the long-term. New technologies, urbanization, infrastructure development, trade and the desire of people around the world for a better life will continue to drive long-term economic growth. I believe this market collapse has given me the opportunity to buy some of the world’s best growth companies at bargain prices. I have not changed my investment approach. I believe the best way to generate solid long-term returns is to make high conviction, long-term investments in world-class companies with exciting growth prospects trading at undeservedly low valuations. As manager of the Fund, my sole focus is to deliver strong, long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Adviser International Growth Fund.

Janus Adviser International Growth Fund At A Glance

5 Top Performers – Holdings

Contribution

Taiwan Semiconductor Manufacturing Company, Ltd.	0.17%
Yamada Denki Company, Ltd.	0.16%
Morgan Stanley	0.15%
BYD Company, Ltd.	0.14%
Corning, Inc.	0.13%

5 Bottom Performers – Holdings

Contribution

American International Group, Inc.	-3.28%
Li & Fung, Ltd.	-3.18%
Reliance Industries, Ltd.	-2.56%
Anglo Irish Bank Corporation PLC	-2.47%
Reliance Capital, Ltd.	-2.25%

5 Top Performers – Sectors

			MSCI
		Fund Weighting	All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Utilities	-0.13%	0.21%	6.07%
Health Care	-0.18%	0.21%	7.35%
Materials	-0.29%	2.01%	9.92%
Telecommunication Services	-1.20%	1.41%	7.30%
Information Technology	-3.51%	19.94%	6.20%

5 Bottom Performers – Sectors

			MSCI
		Fund Weighting	All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Financials	-14.81%	24.70%	24.50%
Consumer Discretionary	-12.63%	22.47%	8.68%
Energy	-5.85%	15.08%	11.16%
Consumer Staples	-5.14%	5.79%	8.48%
Industrials	-3.89%	8.19%	10.36%

22  Janus Adviser Series  January 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of January 31, 2009

Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	7.6%
Li & Fung, Ltd. Distribution/Wholesale	7.5%
Research In Motion, Ltd. (U.S. Shares) Computers	5.0%
ASML Holding N.V. Semiconductor Equipment	4.5%
Reliance Industries, Ltd. Oil Refining and Marketing	4.4%

29.0%

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Emerging markets comprised 21.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of January 31, 2009

As of July 31, 2008

Janus Adviser Series  January 31, 2009  23

Janus Adviser International Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009						Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser International Growth Fund – Class A Shares

NAV	–43.57%	–47.18%	7.23%	5.49%	9.50%	0.99%	0.99%(a)

MOP	–46.81%	–50.21%	6.16%	4.96%	9.39%

Janus Adviser International Growth Fund – Class C Shares

NAV	–43.78%	–47.57%	6.65%	4.93%	9.36%	1.76%	1.74%(a)

CDSC	–44.24%	–48.00%	6.65%	4.93%	9.36%

Janus Adviser International Growth Fund – Class I Shares	–43.46%	–46.98%	7.23%	5.49%	9.50%	0.70%	0.70%(b)

Janus Adviser International Growth Fund – Class R Shares	–43.71%	–47.42%	7.02%	5.25%	9.50%	1.44%	1.44%(c)

Janus Adviser International Growth Fund – Class S Shares	–43.62%	–47.26%	7.23%	5.49%	9.31%	1.19%	1.19%(c)

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	–42.66%	–45.01%	0.36%	0.98%	N/A**

Morgan Stanley Capital International EAFE® Index	–40.75%	–43.74%	–0.70%	–0.21%	2.33%

Lipper Quartile – Class S Shares	–	3rd	1st	1st	1st

Lipper Ranking – Class S Shares based on total returns for International Funds	–	826/1,192	1/707	19/364	7/261

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

24  Janus Adviser Series  January 31, 2009

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, therefore the Fund’s performance, may decline in response to such risks.

Due to certain investment strategies, the fund may have an increased position in cash.

Janus Adviser International Growth Fund held approximately 12.3% of its assets in Brazilian securities as of January 31, 2009 and the Fund may have experienced significant gains or losses due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of International Growth Portfolio of Janus Aspen Series (the “Predecessor Fund”) into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Janus Adviser Series  January 31, 2009  25

Janus Adviser International Growth Fund (unaudited)

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Effective November 28, 2008, the Fund changed its primary benchmark from the Morgan Stanley Capital International (“MSCI”) EAFE, (Europe, Australasia, Far East) Index to the MSCI All Country World ex-U.S. IndexSM. The new primary benchmark provides a more appropriate representation of the Fund’s investments.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Predecessor Fund’s inception date – May 2, 1994

**	Since inception return is not shown for the index because the index’s inception date, December 31, 1998, differs significantly from the Fund’s inception date.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$565.50	$3.87

Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$563.40	$6.82

Hypothetical (5% return before expenses)	$1,000.00	$1,016.48	$8.79

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$566.70	$2.80

Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.62

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$564.10	$5.72

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$565.10	$4.73

Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11

†	Expenses are equal to the annualized expense ratio of 0.98% for Class A Shares, 1.73% for Class C Shares, 0.71% for Class I Shares, 1.45% for Class R Shares and 1.20% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

26  Janus Adviser Series  January 31, 2009

Janus Adviser International Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Common Stock – 84.8%
Aerospace and Defense – 0.7%
592,775	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	$8,933,119
Agricultural Chemicals – 2.9%
464,284	Potash Corporation of Saskatchewan, Inc.	34,943,460
32,025	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	2,397,392
		37,340,852
Agricultural Operations – 1.6%
362,000	BrasilAgro – Companhia Brasileira de Propriedades Agricolas*	999,051
27,805,850	Chaoda Modern Agriculture Holdings, Ltd.	17,510,199
3,849,981	China Green Holdings, Ltd.	2,501,688
		21,010,938
Apparel Manufacturers – 3.3%
8,006,600	Esprit Holdings, Ltd.	42,706,696
Beverages – Wine and Spirits – 0.1%
1,624,851	C&C Group PLC**	1,624,171
Building – Residential and Commercial – 0.6%
761,795	Brascan Residential Properties S.A.*	653,718
492,875	Gafisa S.A.	2,486,691
778,000	MRV Engenharia e Participacoes S.A.*	3,623,286
561,760	Rossi Residencial S.A.	1,087,668
		7,851,363
Casino Hotels – 1.9%
3,827,195	Crown, Ltd.	13,324,245
3,866,555	Melco PBL Entertainment (Macau), Ltd. (ADR)*	10,787,688
		24,111,933
Commer Banks – 0.8%
353,920	Banca Generali S.P.A.**	1,242,471
3,292,400	Banco de Oro	1,564,176
68,210	Banco de Oro-EPCI, Inc. (GDR) (144A)	647,837
137,340	Julius Baer Holding, Ltd.	4,081,575
389,460	Punjab National Bank, Ltd.	3,166,124
		10,702,183
Computer Services – 0.7%
145,795	NDS Group PLC (ADR)*	9,029,084
Computers – 5.0%
1,164,680	Research In Motion, Ltd. (U.S. Shares)*	64,523,272
Computers – Other – 0.1%
47,725,144	A-Max Holdings, Ltd.	1,220,635
Dental Supplies and Equipment – 0.1%
151,925	Osstem Implant Company, Ltd.*	1,262,615
Diagnostic Kits – 0.2%
11,453,700	Trinity, Ltd. (Private Placement)*,°° ,§	2,230,473
Distribution/Wholesale – 7.5%
48,357,980	Li & Fung, Ltd.	96,934,980
Diversified Operations – 0.9%
795,587	Max India, Ltd.*	1,854,370
12,038,445	Melco International Development, Ltd.	3,460,927
211,094	Orascom Development Holdings*	5,036,674
20,381,562	Polytec Asset Holdings, Ltd.	1,304,770
		11,656,741
Electric – Distribution – 0.2%
498,705	Equatorial Energia S.A.	2,204,280
Electronic Components – Semiconductors – 1.6%
15,912,189	ARM Holdings PLC	21,176,010
Electronic Connectors – 2.7%
368,200	Hirose Electric Company, Ltd.	34,623,686
Finance – Investment Bankers/Brokers – 2.6%
1,508,770	Morgan Stanley Co.	30,522,417
442,900	Nomura Holdings, Inc.	2,853,170
		33,375,587
Finance – Mortgage Loan Banker – 0.5%
197,176	Housing Development Finance Corporation, Ltd.	6,127,268
Finance – Other Services – 1.0%
3,119,088	IG Group Holdings PLC	13,112,273
Food – Catering – 0.2%
4,499,000	FU JI Food & Catering Services	2,032,656
Gambling – Non-Hotel – 0.1%
216,295	Great Canadian Gaming Corp.*	741,159
Hotels and Motels – 0.6%
3,713,155	Kingdom Hotel Investments (GDR)*	5,569,732
1,710,000	Shangri-La Asia, Ltd.	1,994,556
		7,564,288
Insurance Brokers – 0.1%
216,702	Eurodekania, Ltd. (Private Placement) (U.S. Shares)*,°° ,§	832,264
Investment Companies – 0.4%
1,418,354	SM Investments Corp.	5,673,782
Investment Management and Advisory Services – 0.1%
1,222,935	Bluebay Asset Management	1,520,616
Oil Companies – Exploration and Production – 2.1%
622,133	Niko Resources, Ltd.	25,602,014
8,300	OGX Petroleo e Gas Participacoes*	1,968,521
		27,570,535
Oil Companies – Integrated – 10.2%
590,900	Hess Corp.	32,859,949
3,761,375	Petroleo Brasileiro S.A. (ADR)	98,548,025
		131,407,974
Oil Field Machinery and Equipment – 0.4%
833,715	Wellstream Holdings PLC	5,747,176
Oil Refining and Marketing – 4.4%
2,131,011	Reliance Industries, Ltd.	56,998,985
Power Converters and Power Supply Equipment – 3.0%
599,400	SunPower Corp. – Class A*	20,115,864
1,925,605	Suntech Power Holdings Company, Ltd. (ADR)*	18,119,943
		38,235,807
Property and Casualty Insurance – 1.9%
2,851,288	Reliance Capital, Ltd.	24,249,538

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  27

Janus Adviser International Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Real Estate Management/Services – 4.1%
337,700	Daito Trust Construction Company, Ltd.	$14,501,867
359,952	IVG Immobilien A.G.**	2,182,166
2,752,000	Mitsubishi Estate Company, Ltd.	35,977,720
		52,661,753
Real Estate Operating/Development – 9.6%
547,385	Ablon Group	229,698
18,649,680	Ayala Land, Inc.	2,442,646
17,167,975	CapitaLand, Ltd.	26,907,081
26,692,000	China Overseas Land & Investment, Ltd.	34,871,734
5,288,930	Cyrela Brazil Realty S.A.	21,210,457
533,211	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes*	1,379,589
14,557,000	Hang Lung Properties, Ltd.	32,684,162
484,135	PDG Realty S.A. Empreendimentos e Participacoes	2,578,295
250,345	Rodobens Negocios Imobiliarios S.A.	843,120
		123,146,782
Retail – Major Department Stores – 0.4%
1,832,949	Arcandor A.G.*,**	4,678,808
Semiconductor Equipment – 4.5%
3,518,001	ASML Holding N.V.**	58,448,196
Sugar – 1.4%
855,654	Bajaj Hindusthan, Ltd.	992,255
139,900	Bajaj Hindusthan, Ltd. (GDR) (144A)	162,205
1,843,537	Balrampur Chini Mills, Ltd.	2,210,986
3,147,515	Cosan, Ltd. – Class A*	10,134,998
687,000	Cosan S.A. Industria e Comercio*	3,110,608
639,580	Shree Renuka Sugars, Ltd.	1,021,858
		17,632,910
Telecommunication Equipment – 0%
119	Nortel Networks Corp. (U.S. Shares)*	11
Telecommunication Equipment – Fiber Optics – 1.2%
1,520,030	Corning, Inc.	15,367,503
Telecommunication Services – 2.5%
1,161,875	Amdocs, Ltd. (U.S. Shares)*	19,658,925
3,593,092	Reliance Communications, Ltd.	12,322,403
		31,981,328
Warehousing and Harbor Transport Services – 0%
2,552,658	DP World, Ltd. (U.S. Shares)	638,165
Wireless Equipment – 2.6%
4,112,385	Telefonaktiebolaget L.M. Ericsson – Class B	32,863,150

Total Common Stock (cost $1,769,871,562)		1,091,751,545

Preferred Stock – 0.5%
Investment Companies – 0.5%
633,830	Bradespar S.A. (cost $4,214,503)	6,398,430

Money Markets – 13.3%
93,655,000	Janus Cash Liquidity Fund LLC, 0%	93,655,000
78,069,852	Janus Institutional Money Market Fund – Institutional Shares, 0.30%	78,069,852

Total Money Markets (cost $171,724,852)		171,724,852

Total Investments (total cost $1,945,810,917) – 98.6%		1,269,874,827

Cash, Receivables and Other Assets, net of Liabilities – 1.4%		18,680,603

Net Assets – 100%		$1,288,555,430

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$13,324,245	1.1%
Bermuda	155,493,554	12.2%
Brazil	156,024,859	12.3%
Canada	128,207,308	10.1%
Cayman Islands	55,324,987	4.4%
Germany	6,860,974	0.5%
Guernsey	19,888,623	1.6%
Hong Kong	73,247,296	5.8%
India	109,105,991	8.6%
Ireland	1,624,171	0.1%
Italy	1,242,471	0.1%
Japan	87,956,443	6.9%
Netherlands	58,448,196	4.6%
Philippines	10,328,441	0.8%
Singapore	26,907,081	2.1%
South Korea	1,262,615	0.1%
Sweden	32,863,150	2.6%
Switzerland	9,118,249	0.7%
United Arab Emirates	638,165	0.1%
United Kingdom	51,417,422	4.0%
United States††	270,590,586	21.3%

Total	$1,269,874,827	100.0%

††	Includes Short-Term Securities (7.8% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency Value	Unrealized
Settlement Date	Units Sold	in U.S.$	Gain

Euro 2/6/09	15,000,000	$19,201,994	$1,462,006
Euro 3/12/09	10,500,000	13,434,080	351,895

Total		$32,636,074	$1,813,901

See Notes to Schedules of Investments and Financial Statements.

28  Janus Adviser Series  January 31, 2009

Janus Adviser Global Research Fund (unaudited)

Fund Snapshot
This fund pulls together the best ideas from Janus’ research analysts into a single package.

Team-Based Approach
Led by Jim Goff,
Director of Research

Performance Overview

For the six-month period ended January 31, 2009, Janus Adviser Global Research Fund’s Class S Shares returned -40.94%. The performance lagged the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) World Growth Index, which returned -38.76%.

Market Overview

The credit crisis and the global economic slowdown provided a negative backdrop for global equity markets during the six-month period ending January 31, 2009. Both U.S. and non-U.S. stock markets suffered substantial losses in what was a historically volatile period. Global markets sold off significantly in September and October, as the full weight of the credit crisis took hold leading to the demise of several long-standing financial institutions. This gave rise to a crisis of confidence that pervaded the markets, prompting central banks around the world to take unprecedented steps in an attempt to support markets and global financial institutions. The MSCI All Country World Index declined to its lowest level in over five years during November before somewhat stabilizing in December. In January, the index hovered near its November low as renewed concerns about the stability of financial institutions provided a negative backdrop.

Volatility approached historically high levels during the period amid the heightened sense of uncertainty and fear but eased a bit during the last two months. No region was safe from the sell-off. U.S. stocks underperformed developed markets in Europe, but outperformed Japanese stocks in local currency terms. Meanwhile, global emerging markets underperformed most developed markets, a sign of the aversion to risk that dominated the period. Select Latin American countries held up relatively well, while the Emerging Europe/Middle East Region turned in the weakest showing among emerging markets as Russia and Hungary struggled to stabilize their respective currencies. The U.S. Dollar Index, which performed strongly during the worst of the sell-off, finished higher, benefiting from weakness in the euro and British pound. The yen strengthened significantly against the U.S. dollar and most major currencies during the period.

In expectation of significant declines in demand due to a number of economies suffering from a recession, commodity prices dropped precipitously from their peaks in the summer, led by oil, to finish the period sharply lower. Gold managed to eke out a small gain amid the growing uncertainty. Financials were the worst performing sector due to the ongoing credit crisis and subsequent difficulties in raising additional capital, while the materials sector was the second worst, reflecting the decline in commodity prices. Healthcare and consumer staples outperformed, but posted double-digit declines as well.

Detractors from Fund Performance

Our holdings within energy and technology were the primary detractors during the period. Within energy, Petroleo Brasileiro (Petrobras) fell in sympathy with the decline in oil prices. There were also increased regulatory concerns for the company. We continue to like this Brazil-based deepwater production company, because we believe it has some of the largest and most attractive oil reserves in the world and we believe the market was not fully recognizing the value of these reserves at period end. We took advantage of the stock’s weakness to add to our position.

Staying within energy, Acergy SA, a Norwegian company involved with servicing offshore wells, also fell due to the decline in energy prices. We feel Acergy had a significant backlog and a strong balance sheet at period end to weather the current environment. Furthermore, a proposed merger, which Acergy rejected, demonstrated to us its attractiveness as a strategic long-term asset. We added to our position.

Potash Corporation of Saskatchewan declined roughly in line with oil prices during most of the period. Agricultural commodities and products had shown a linkage with energy prices short-term due to their impact on ethanol production. However, we do not believe the linkage is relevant long-term; the more important driver in our view is the lack of adequate crops to feed people that will likely increase demand for products, like potash, which can increase crop yields. While we continue to like the holding long-term, the negative impact of the credit crisis and oil prices on demand short-term led us to modestly trim the position.

Contributors to Fund Performance

Our holdings in financials and industrials contributed to relative performance. Within industrials, Ryanair Holdings was a top contributor to the Fund. While the stock declined during the period, we added to our position on weakness, which proved beneficial as the stock rebounded late in the period. Falling fuel prices provided a positive backdrop for this Ireland-based airliner. We believe the company is well

Janus Adviser Series  January 31, 2009  29

Janus Adviser Global Research Fund (unaudited)

positioned among European airlines in terms of cost structure and potential to grow and take market share during a downturn.

Healthcare holding Schering-Plough Corp. was the Fund’s top individual contributor during the period. We purchased the pharmaceutical company after a significant sell-off in October and captured gains after it rose significantly late in the period. While we continue to like its diversified revenue base with few patent threats for its drug lineup, we decided to take advantage of the stock’s strength to exit our position and invest in other opportunities with better risk-reward profiles.

Another contributor was Yahoo! Inc., which rose after it was added late in the period. We established a position in the Internet software company based on its attractive valuation (after a deep sell-off in November) and its top viewership position on the web, which we believe will help it survive the weakening advertising market. The company also was cutting operational expenses to adjust to the challenging environment.

Outlook

We recognize great uncertainty about the future persists and believe there could be more negative surprises in 2009. However, we remain optimistic the seeds that will ultimately lead to recovery in the markets and the economy are being sown. If past history is any indication, we will likely see the markets improve before the economic data reflects signs of a recovery. As a result, we continue to invest with a long-term view in what we think are industry-leading companies that have attractive long-term secular opportunities, which can potentially offset short-term cyclical headwinds.

Thank you for your investment in Janus Adviser Global Research Fund.

Janus Adviser Global Research Fund At A Glance

5 Top Performers – Holdings

Contribution

Schering Plough Corp.	0.14%
Ryanair Holdings PLC (ADR)	0.07%
Yahoo!, Inc.	0.06%
Best Buy Company, Inc.	0.05%
Kohl’s Corp.	0.05%

5 Bottom Performers – Holdings

Contribution

Acergy S.A.	-1.39%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	-1.12%
Petroleo Brasileiro S.A. (ADR)	-1.08%
Siemens A.G.	-1.02%
Nabors Industries, Ltd.	-0.89%

Top Performers – Sectors

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Communications	-2.80%	6.54%	6.60%
Healthcare	-3.27%	14.23%	14.79%
Financials	-3.86%	7.80%	8.24%
Consumer	-5.58%	19.16%	19.54%

Bottom Performers – Sectors

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	-9.36%	21.72%	21.77%
Technology	-8.11%	19.32%	17.14%
Energy	-7.75%	11.23%	11.93%

30  Janus Adviser Series  January 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of January 31, 2009

Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	2.0%
Hess Corp. Oil Companies – Integrated	2.0%
Grifols S.A. Medical – Drugs	1.7%
Apple, Inc. Computers	1.7%
Roche Holding A.G. Medical – Drugs	1.6%

9.0%

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Emerging markets comprised 5.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of January 31, 2009

As of July 31, 2008

Janus Adviser Series  January 31, 2009  31

Janus Adviser Global Research Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009				Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Global Research Fund – Class A Shares

NAV	–40.96%	–44.22%	–42.21%	9.57%	1.25%(a)

MOP	–44.34%	–47.41%	–45.05%

Janus Adviser Global Research Fund – Class C Shares

NAV	–41.13%	–44.64%	–42.64%	12.96%	2.00%(a)

CDSC	–41.72%	–45.19%	–42.64%

Janus Adviser Global Research Fund – Class I Shares	–40.80%	–44.07%	–42.03%	11.45%	1.00%(b)

Janus Adviser Global Research Fund – Class S Shares	–40.94%	–44.33%	–42.31%	12.57%	1.50%(c)

Morgan Stanley Capital International World Growth Index	–38.76%	–39.68%	–39.61%

Lipper Quartile – Class S Shares	–	3rd	3rd

Lipper Ranking – Class S Shares based on total returns for Global Funds	–	309/473	270/464

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

32  Janus Adviser Series  January 31, 2009

(unaudited)

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Funds that invest in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s Class A Shares, Class C Shares, Class I Shares and Class S Shares commenced operations on November 28, 2007. The performance shown for Class A Shares, Class C Shares, Class I Shares and Class S Shares reflect the performance of the Fund’s respective class from November 28, 2007 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	Fund’s inception date – November 28, 2007

Janus Adviser Series  January 31, 2009  33

Janus Adviser Global Research Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$591.60	$4.77

Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$590.90	$6.06

Hypothetical (5% return before expenses)	$1,000.00	$1,017.59	$7.68

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$591.30	$4.01

Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$591.80	$5.26

Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.67

†	Expenses are equal to the annualized expense ratio of 1.19% for Class A Shares, 1.51% for Class C Shares, 1.00% for Class I Shares, and 1.31% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

34  Janus Adviser Series  January 31, 2009

Janus Adviser Global Research Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Common Stock – 96.9%
Advertising Sales – 0.3%
1,127	Lamar Advertising Co. – Class A*	$10,154
Aerospace and Defense – 1.5%
9,275	BAE Systems PLC	54,146
Aerospace and Defense – Equipment – 1.2%
913	United Technologies Corp.	43,815
Agricultural Chemicals – 1.1%
522	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	39,077
Agricultural Operations – 0.6%
489	Bunge, Ltd.	20,998
Airlines – 1.0%
1,509	Ryanair Holdings PLC (ADR)*	36,246
Apparel Manufacturers – 1.6%
6,200	Esprit Holdings, Ltd.	33,071
463	VF Corp.	25,937
		59,008
Applications Software – 1.5%
1,232	Citrix Systems, Inc.*	25,921
1,553	Microsoft Corp.	26,557
		52,478
Athletic Footwear – 0.9%
893	Adidas – Salomon A.G.	31,025
Brewery – 0.8%
592	Anheuser Busch InBev N.V. – VVPR Strips*	3
1,153	Anheuser Busch InBev N.V.	29,325
		29,328
Building – Residential and Commercial – 0.9%
75	NVR, Inc.*	31,957
Building Products – Cement and Aggregate – 0.8%
1,195	CRH PLC	27,676
Cable Television – 1.0%
5,201	British Sky Broadcasting Group PLC	37,352
Casino Hotels – 0.7%
7,090	Crown, Ltd.	24,684
Cellular Telecommunications – 1.4%
1,066	America Movil S.A. de C.V. – Series L (ADR)	30,392
11,558	Vodafone Group PLC	21,537
		51,929
Chemicals – Diversified – 1.6%
1,069	Bayer A.G.	57,241
Chemicals – Specialty – 1.2%
70,000	Huabao International Holdings, Ltd.	44,806
Commercial Banks – 0.5%
2,133	ICICI Bank, Ltd.	17,914
Commercial Services – Finance – 0.5%
1,361	Western Union Co.	18,591
Computers – 2.4%
669	Apple, Inc.	60,297
504	Research In Motion, Ltd. (U.S. Shares)*	27,922
		88,219
Computers – Peripheral Equipment – 0.6%
2,086	Logitech International S.A.*	20,231
Consulting Services – 1.0%
984	Bereau Veritas S.A.	37,096
Consumer Products – Miscellaneous – 1.2%
864	Kimberly-Clark Corp.	44,470
Containers – Metal and Glass – 0.8%
1,576	Owens-Illinois, Inc.*	29,944
Cosmetics and Toiletries – 1.5%
807	Colgate-Palmolive Co.	52,487
Decision Support Software – 0.5%
1,066	MSCI, Inc.*	18,506
Diversified Minerals – 1.0%
2,455	Companhia Vale do Rio Doce (ADR)	34,640
Diversified Operations – 5.0%
18,000	China Merchants Holdings International Company, Ltd.	31,878
947	Cooper Industries, Ltd. – Class A	25,484
595	Danaher Corp.	33,278
879	Illinois Tool Works, Inc.	28,708
21,000	Keppel Corp., Ltd.	55,195
15,000	Melco International Development, Ltd.	4,312
		178,855
Electric – Generation – 0.4%
1,955	AES Corp.*	15,464
Electronic Components – Semiconductors – 0.5%
12,943	ARM Holdings PLC	17,225
Electronic Connectors – 0.9%
1,245	Amphenol Corp. – Class A	32,557
Electronic Measuring Instruments – 1.5%
300	Keyence Corp.	54,454
Engineering – Research and Development Services – 0.7%
2,039	ABB, Ltd.	26,515
Enterprise Software/Services – 1.4%
3,089	Oracle Corp.*	51,988
Finance – Investment Bankers/Brokers – 2.2%
417	Goldman Sachs Group, Inc.	33,664
1,258	JP Morgan Chase & Co.	32,092
435	optionsXpress Holdings, Inc.	4,737
711	UBS A.G. (U.S. Shares)*	8,852
		79,345
Finance – Other Services – 0.9%
121	CME Group, Inc.	21,043
1,200	Hong Kong Exchanges & Clearing, Ltd.	10,298
		31,341
Food – Catering – 0.4%
30,000	FU JI Food & Catering Services	13,554
Food – Miscellaneous/Diversified – 1.8%
413	General Mills, Inc.	24,429
1,221	Nestle S.A.	42,230
		66,659
Food – Retail – 1.0%
7,260	Tesco PLC	37,595
Hotels and Motels – 0.7%
1,749	Starwood Hotels & Resorts Worldwide, Inc.	26,445

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  35

Janus Adviser Global Research Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Independent Power Producer – 0.9%
967	NRG Energy, Inc.*	$22,589
1,848	Reliant Energy, Inc.*	9,406
		31,995
Industrial Automation and Robotics – 0.2%
100	Fanuc, Ltd.	5,933
Internet Security – 0.2%
491	Symantec Corp.*	7,527
Investment Management and Advisory Services – 0.2%
246	T. Rowe Price Group, Inc.	6,785
Machinery – General Industrial – 1.2%
132,000	Shanghai Electric Group Company, Ltd.*	41,814
Medical – Biomedical and Genetic – 5.1%
892	Celgene Corp.*	47,231
697	Genzyme Corp.*	48,037
792	Gilead Sciences, Inc.*	40,210
1,334	OSI Pharmaceuticals, Inc.*	47,490
		182,968
Medical – Drugs – 4.8%
3,575	Grifols S.A.	62,924
1,741	Merck & Company, Inc.	49,706
418	Roche Holding A.G.	58,793
		171,423
Medical Products – 2.5%
1,264	Covidien, Ltd.	48,461
1,700	Hospira, Inc.*	42,330
		90,791
Multimedia – 1.0%
2,432	News Corporation, Inc. – Class A	15,540
3,352	WPP Group PLC	18,918
		34,458
Networking Products – 0.8%
2,026	Cisco Systems, Inc.*	30,329
Oil – Field Services – 1.5%
6,751	Acergy S.A.	37,175
393	Schlumberger, Ltd. (U.S. Shares)	16,038
		53,213
Oil and Gas Drilling – 1.0%
848	Helmerich & Payne, Inc.	19,046
1,664	Nabors Industries, Ltd.*	18,221
		37,267
Oil Companies – Exploration and Production – 0.6%
383	Occidental Petroleum Corp.	20,893
Oil Companies – Integrated – 4.9%
1,272	Hess Corp.	70,736
2,789	Petroleo Brasileiro S.A. (ADR)	73,071
1,676	Suncor Energy, Inc.	32,147
		175,954
Oil Field Machinery and Equipment – 1.7%
1,133	Cameron International Corp.*	26,240
741	National-Oilwell Varco, Inc.*	19,592
2,068	Wellstream Holdings PLC	14,256
		60,088
Physical Practice Management – 1.5%
1,573	Pediatrix Medical Group, Inc.*	52,806
Power Converters and Power Supply Equipment – 0.2%
3,251	JA Solar Holdings Company, Ltd. (ADR)*	8,648
Property and Casualty Insurance – 0.2%
187	Chubb Corp.	7,962
Real Estate Management/Services – 0.7%
2,000	Mitsubishi Estate Company, Ltd.	26,147
Real Estate Operating/Development – 1.0%
5,000	CapitaLand, Ltd.	7,836
13,000	Hang Lung Properties, Ltd.	29,189
		37,025
REIT – Diversified – 0.2%
1,705	CapitalSource, Inc.	6,206
Retail – Apparel and Shoe – 1.1%
1,033	Industria de Diseno Textil S.A.	39,432
Retail – Consumer Electronics – 0.9%
316	Best Buy Company, Inc.	8,854
420	Yamada Denki Company, Ltd.	24,778
		33,632
Retail – Discount – 1.6%
1,198	Wal-Mart Stores, Inc.	56,450
Retail – Drug Store – 1.3%
1,777	CVS/Caremark Corp.	47,766
Retail – Regional Department Stores – 1.2%
1,173	Kohl’s Corp.*	43,061
Retail – Restaurants – 1.5%
384	McDonald’s Corp.	22,280
1,150	Yum! Brands, Inc.	32,913
		55,193
Semiconductor Components/Integrated Circuits – 1.7%
8,896	Atmel Corp.	29,713
4,386	Marvell Technology Group, Ltd.*	31,974
		61,687
Semiconductor Equipment – 0.8%
1,504	KLA-Tencor Corp.	30,140
Soap and Cleaning Preparations – 0.5%
478	Reckitt Benckiser PLC	18,494
Steel Pipe and Tube – 0.4%
159	Vallourec	15,639
Telecommunication Equipment – 1.8%
5,329	Arris Group, Inc.*	37,942
1,756	CommScope, Inc.*	25,322
		63,264
Telecommunication Equipment – Fiber Optics – 0.9%
3,147	Corning, Inc.	31,816
Telecommunication Services – 1.1%
1,070	Amdocs, Ltd. (U.S. Shares)*	18,105
1,517	SAVVIS, Inc.*	9,678
1,621	Time Warner Telecom, Inc. – Class A*	12,401
		40,184
Toys – 0.9%
2,208	Mattel, Inc.	31,332

See Notes to Schedules of Investments and Financial Statements.

36  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Transportation – Services – 1.4%
553	C.H. Robinson Worldwide, Inc.	$25,427
627	United Parcel Service, Inc. – Class B	26,641
		52,068
Web Portals/Internet Service Providers – 1.3%
85	Google, Inc. – Class A*	28,775
1,419	Yahoo!, Inc.*	16,645
		45,420
Wireless Equipment – 2.6%
1,662	Crown Castle International Corp.*	32,442
1,199	QUALCOMM, Inc.	41,424
2,662	Telefonaktiebolaget L.M. Ericsson – Class B	21,273
		95,139

Total Common Stock (cost $4,597,077)		3,496,964

Corporate Bond – 0.8%
Commercial Banks – 0.8%
$210,000	Chaoda Modern Agriculture Holdings, Ltd., 0%, due 5/8/11 (cost $30,333)	29,883

Money Market – 1.9%
69,000	Janus Cash Liquidity LLC, 0% (cost $69,000)	69,000

Total Investments (total cost $4,696,410) – 99.6%		3,595,847

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		15,306

Net Assets – 100%		$3,611,153

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$24,684	0.7%
Belgium	29,328	0.8%
Bermuda	223,014	6.2%
Brazil	107,712	3.0%
Canada	99,146	2.8%
Cayman Islands	52,084	1.4%
China	41,814	1.2%
France	52,735	1.5%
Germany	88,266	2.5%
Guernsey	18,104	0.5%
Hong Kong	75,676	2.1%
India	17,913	0.5%
Ireland	63,923	1.8%
Japan	111,312	3.1%
Jersey	18,917	0.5%
Luxembourg	37,175	1.0%
Mexico	30,392	0.8%
Netherlands Antilles	16,038	0.4%
Singapore	63,032	1.7%
Spain	102,357	2.8%
Sweden	21,273	0.6%
Switzerland	156,621	4.4%
United Kingdom	200,604	5.6%
United States††	1,943,727	54.1%

Total	$3,595,847	100.0%

††	Includes Short-Term Securities (52.1% excluding Short-Term Securities).

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  37

Janus Adviser Worldwide Fund (unaudited)

Fund Snapshot
Offering true geographic diversification in a single fund, this fund seeks to provide investors with exposure to some of the best companies global markets have to offer while typically maintaining a domestic component.

Jason Yee
portfolio manager

Performance Overview

For the six-month period ended January 31, 2009, Janus Adviser Worldwide Fund’s Class S Shares returned -36.12%. The Fund outpaced its benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM, which returned -38.00% during the period.

Economic Overview

The credit crisis and the global economic slowdown provided a negative backdrop for global equity markets during the six-month period ending January 31, 2009. Both U.S. and non-U.S. stock markets suffered substantial losses in what was a historically volatile period. Global markets sold off significantly in September and October, as the full weight of the credit crisis took hold leading to the demise of several long-standing financial institutions. This gave rise to a crisis of confidence that pervaded the markets, prompting central banks around the world to take unprecedented steps in an attempt to support markets and global financial institutions. The MSCI All Country World IndexSM declined to its lowest level in over five years during November before somewhat stabilizing in December. In January, the index hovered near its November low as renewed concerns about the stability of financial institutions provided a negative backdrop.

Volatility approached historically high levels during the period amid the heightened sense of uncertainty and fear but eased a bit during the last two months. No region was safe from the sell-off. U.S. stocks underperformed developed markets in Europe, but outperformed Japanese stocks in local currency terms. Meanwhile, global emerging markets underperformed most developed markets, a sign of the aversion to risk that dominated the period. Select Latin American countries held up relatively well, while the Emerging Europe/Middle East Region turned in the weakest showing among emerging markets as Russia and Hungary struggled to stabilize their respective currencies. The U.S. Dollar Index, which performed strongly during the worst of the sell-off, finished higher, benefiting from weakness in the euro and British pound. The yen strengthened significantly against the U.S. dollar and most major currencies during the period.

In expectation of significant declines in demand due to a number of economies suffering from a recession, commodity prices dropped precipitously from their peaks in the summer, led by oil, to finish the period sharply lower. Gold managed to eke out a small gain amid the growing uncertainty. Financials were the worst performing sector due to the ongoing credit crisis and subsequent difficulties in raising additional capital, while the materials sector was the second worst, reflecting the decline in commodity prices. Healthcare and consumer staples outperformed, but posted double-digit declines as well.

Stocks That Contributed to Performance

Our holdings in financials and consumer discretionary added the most to relative performance. Within financials, Japan’s largest apartment builder Daito Trust Construction Company held up relatively well, bolstered by an attractive valuation and a potential acquisition offer. While the potential buyer is seeking financing, we continued to own the company because of its attractive business model and competitive positioning in our view, despite a tough macro-economic environment.

UnitedHealth Group, a new position, was the Fund’s top individual holding for the period. The U.S. health insurance provider rebounded late in the period after several months of weakness. UnitedHealth had previously reported disappointing results due to higher loss ratios, a reflection of higher-than-normal claims and competitive pressures on pricing. We believe the company can change prices next year as it renews contracts. In the meantime, we think the company remained a solid, cash generative business at period end.

Weak Performers Included Select Information Technology Holdings

Our holdings in the information technology and our underweight in consumer staples held back performance during the period. Within information technology, Dell was the largest individual detractor in the sector and the Fund. While we believe elements of the computer company’s turnaround efforts hold great promise – including an increased presence in international markets and a renewed focus on cost efficiency – weakened end demand and a more competitive environment were significant headwinds. Dell has met with success in increasing sales, but margins have been under pressure. We remain confident in the company’s competitive position and business model. We are also heartened by management’s substantial stock repurchase

38  Janus Adviser Series  January 31, 2009

(unaudited)

program and by CEO Michael Dell’s increased personal investment in the shares. Although we trimmed the position modestly, Dell remained a top holding in the Fund at period end.

Internet company eBay, a new holding, reported disappointing results late in the period, showing a decline in volumes and lower margins, despite efforts to cut costs and reduce staff. We think that the core eBay franchise is valuable and resilient while other businesses owned by the company add value as well.

Outlook

We think the market is favorable for stock pickers, as we saw some of the most attractive valuations in years. The downturn has been broad-based; no sector or region has been spared. Therefore, we see opportunity arising across sectors and regions. While we think stocks are discounting the uncertain economic picture, our company meetings have given us little hope that things may improve over the near term. In general, companies have been reporting slow sales and fewer orders and were hunkering down, watching costs and conserving cash. Against the economic backdrop, we see opportunity in companies with strong balance sheets and relative insensitivity from economic pressures. We don’t think the market was compensating investors at the end of the period for the added risk of highly indebted companies that face a reasonable chance of going out of business. Nor do we think we need to participate in deeply cyclical companies, especially if they are capital intensive and carry debt.

Thank you for your continued support of Janus Adviser Worldwide Fund.

Janus Adviser Worldwide Fund At A Glance

5 Top Performers – Holdings

Contribution

UnitedHealth Group, Inc.	0.47%
IAC/InterActiveCorp	0.07%
Nissan Motor Company, Ltd.	0.00%
Tree.com, Inc.	-0.01%
Daito Trust Construction Company, Ltd.	-0.02%

5 Bottom Performers – Holdings

Contribution

Dell, Inc.	-4.72%
eBay, Inc.	-2.44%
Yahoo!, Inc.	-1.97%
American International Group	-1.97%
British Sky Broadcasting Group PLC	-1.28%

5 Top Performers – Sectors

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Energy	0.00%	0.00%	11.70%
Telecommunication Services	0.00%	0.00%	4.78%
Utilities	0.00%	0.00%	5.28%
Consumer Staples	-0.29%	1.31%	10.65%
Health Care	-0.50%	9.06%	11.17%

5 Bottom Performers – Sectors

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Information Technology	-14.18%	27.61%	10.64%
Financials	-8.75%	25.56%	19.66%
Consumer Discretionary	-8.40%	27.60%	9.03%
Industrials	-2.65%	4.91%	10.84%
Materials	-1.94%	3.94%	6.26%

Janus Adviser Series  January 31, 2009  39

Janus Adviser Worldwide Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of January 31, 2009

British Sky Broadcasting Group PLC Cable Television	5.4%
UnitedHealth Group, Inc. Medical – HMO	5.1%
Dell, Inc. Computers	4.7%
Yahoo!, Inc. Web Portals/Internet Service Providers	4.6%
Willis Group Holdings, Ltd. Insurance Brokers	4.4%

24.2%

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Emerging markets comprised 1.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of January 31, 2009

As of July 31, 2008

40  Janus Adviser Series  January 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009						Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Worldwide Fund – Class A Shares

NAV	–36.03%	–45.35%	–6.34%	–3.58%	5.31%	1.03%	0.90%(a)

MOP	–39.72%	–48.49%	–7.25%	–4.05%	5.19%

Janus Adviser Worldwide Fund – Class C Shares

NAV	–36.28%	–45.78%	–6.81%	–4.21%	4.75%	1.81%	1.65%(a)

CDSC	–36.91%	–46.32%	–6.81%	–4.21%	4.75%

Janus Adviser Worldwide Fund – Class I Shares	–35.94%	–45.20%	–6.34%	–3.58%	5.31%	0.73%	0.65%(b)

Janus Adviser Worldwide Fund – Class R Shares	–36.19%	–45.63%	–6.57%	–3.83%	5.18%	1.48%	1.40%(c)

Janus Adviser Worldwide Fund – Class S Shares	–36.12%	–45.51%	–6.34%	–3.58%	5.31%	1.23%	1.15%(c)

Morgan Stanley Capital International World IndexSM	–38.00%	–41.43%	–2.63%	–1.76%	3.83%

Lipper Quartile – Class S Shares	–	4th	4th	4th	N/A**

Lipper Ranking – Class S Shares based on total returns for Global Funds	–	374/473	267/289	133/145	N/A**

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Adviser Series  January 31, 2009  41

Janus Adviser Worldwide Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

For the period from July 1, 2006 through January 31, 2007 (“Waiver Period”), Janus Capital contractually agreed to waive its right to receive a portion of the Fund’s base management fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Fund for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than the performance of the Fund’s benchmark index for that period.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Worldwide Growth Portfolio of Janus Aspen Series (the “Predecessor Fund”) into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

42  Janus Adviser Series  January 31, 2009

(unaudited)

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Predecessor Fund’s inception date – September 13, 1993

**	The Lipper ranking for the Fund’s Class S Shares is not available.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$639.70	$3.72

Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$637.20	$6.81

Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$640.60	$2.44

Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	$3.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$638.10	$5.77

Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$639.10	$4.50

Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55

†	Expenses are equal to the annualized expense ratio of 0.90% for Class A Shares, 1.65% for Class C Shares, 0.59% for Class I Shares, 1.35% for Class R Shares and 1.09% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  January 31, 2009  43

Janus Adviser Worldwide Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Common Stock – 91.4%
Agricultural Chemicals – 1.3%
4,542	Syngenta A.G.	$879,291
Apparel Manufacturers – 2.2%
280,300	Esprit Holdings, Ltd.	1,495,102
Applications Software – 1.3%
520,810	Misys PLC	877,336
Automotive – Cars and Light Trucks – 0%
2	Nissan Motor Company, Ltd.	6
Broadcast Services and Programming – 1.0%
48,025	Liberty Global, Inc. – Class A*	699,724
Building – Residential and Commercial – 7.9%
101,100	Centex Corp.	860,361
103,570	Lennar Corp. – Class A	796,453
171,190	Pulte Homes, Inc.	1,737,579
124,765	Ryland Group, Inc.	1,946,333
		5,340,726
Building and Construction Products – Miscellaneous – 0.4%
43,535	USG Corp.*	283,413
Building Products – Cement and Aggregate – 0.5%
43,530	Cemex S.A. de C.V. (ADR)*	339,099
Cable Television – 5.4%
521,490	British Sky Broadcasting Group PLC	3,745,178
Casino Hotels – 0.8%
160,426	Crown, Ltd.	558,518
147,000	Galaxy Entertainment Group, Ltd.*	23,933
		582,451
Chemicals – Diversified – 1.6%
23,100	Shin-Etsu Chemical Company, Ltd.	1,072,922
Commercial Services – Finance – 0%
1	TREE.COM, INC*	4
Computers – 4.7%
342,550	Dell, Inc.*	3,254,225
Distribution/Wholesale – 1.1%
385,800	Li & Fung, Ltd.	773,347
E-Commerce/Products – 1.7%
19,355	Amazon.com, Inc.	1,138,461
E-Commerce/Services – 4.4%
249,500	eBay, Inc.*	2,998,990
Electronic Components – Miscellaneous – 2.4%
91,977	Koninklijke (Royal) Philips Electronics N.V.	1,667,869
Electronic Components – Semiconductors – 1.7%
400,070	ARM Holdings PLC	532,415
44,390	Texas Instruments, Inc.	663,630
		1,196,045
Finance – Consumer Loans – 1.1%
64,875	SLM Corp.*	742,819
Finance – Investment Bankers/Brokers – 4.1%
72,173	JP Morgan Chase & Co.	1,841,133
78,669	UBS A.G.*	989,606
		2,830,739
Finance – Mortgage Loan Banker – 0.9%
20,143	Housing Development Finance Corporation, Ltd.	625,946
Finance – Other Services – 0.3%
1,320	CME Group, Inc.	229,561
Insurance Brokers – 4.4%
122,765	Willis Group Holdings, Ltd.	3,039,661
Investment Companies – 0.1%
11,191	RHJ International*	53,009
Medical – Biomedical and Genetic – 1.9%
23,945	Amgen, Inc.	1,313,383
Medical – HMO – 6.0%
15,470	Aetna, Inc.	479,570
12,290	Coventry Health Care, Inc.*	185,948
123,460	UnitedHealth Group, Inc.	3,497,622
		4,163,140
Medical Products – 1.0%
17,655	Covidien, Ltd.	676,893
Networking Products – 2.5%
117,325	Cisco Systems, Inc.*	1,756,355
Pharmacy Services – 1.7%
26,505	Medco Health Solutions, Inc.*	1,190,870
Power Converters and Power Supply Equipment – 0.1%
8,405	Suntech Power Holdings Company, Ltd. (ADR)*	79,091
Property and Casualty Insurance – 5.1%
72,100	First American Corp.	1,574,664
73,800	Millea Holdings, Inc.	1,944,206
		3,518,870
Real Estate Management/Services – 2.6%
19,400	Daito Trust Construction Company, Ltd.	833,095
73,000	Mitsubishi Estate Company, Ltd.	954,351
		1,787,446
Real Estate Operating/Development – 0.8%
345,000	CapitaLand, Ltd.	540,713
Reinsurance – 3.5%
817	Berkshire Hathaway, Inc. – Class B*	2,442,013
Retail – Apparel and Shoe – 1.9%
33,579	Industria de Diseno Textil S.A.	1,281,777
Retail – Consumer Electronics – 2.2%
25,540	Yamada Denki Company, Ltd.	1,506,717
Retail – Drug Store – 1.3%
33,405	CVS/Caremark Corp.	897,926
Retail – Major Department Stores – 0.8%
14,105	Sears Holdings Corp.*	577,177
Semiconductor Components/Integrated Circuits – 1.1%
105,980	Marvell Technology Group, Ltd.*	772,594
Semiconductor Equipment – 0.7%
27,690	ASML Holding N.V.	460,043
Telecommunication Equipment – Fiber Optics – 0.5%
35,650	Corning, Inc.	360,422
Transportation – Services – 0.8%
12,640	United Parcel Service, Inc. – Class B	537,074

See Notes to Schedules of Investments and Financial Statements.

44  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Web Portals/Internet Service Providers – 4.6%
269,105	Yahoo!, Inc.*	$3,156,602
Wireless Equipment – 3.0%
81,640	Nokia Oyj	1,001,782
130,202	Telefonaktiebolaget L.M. Ericsson – Class B	1,040,478
		2,042,260

Total Common Stock (cost $107,398,236)		62,927,290

Money Markets – 8.6%
4,059,000	Janus Cash Liquidity Fund LLC, 0%	4,059,000
1,876,295	Janus Institutional Money Market Fund – Institutional Shares, 0.30%	1,876,295

Total Money Markets (cost $5,935,295)		5,935,295

Total Investments (total cost $113,333,531) – 100%		68,862,585

Cash, Receivables and Other Assets, net of Liabilities – 0%		57,389

Net Assets – 100%		$68,919,974

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$558,517	0.8%
Belgium	53,009	0.1%
Bermuda	6,757,598	9.8%
Cayman Islands	79,091	0.1%
Finland	1,001,782	1.5%
Hong Kong	23,933	0.0%
India	625,946	0.9%
Japan	6,311,297	9.2%
Mexico	339,099	0.5%
Netherlands	2,127,912	3.1%
Singapore	540,713	0.8%
Spain	1,281,777	1.9%
Sweden	1,040,478	1.5%
Switzerland	1,868,897	2.7%
United Kingdom	5,154,929	7.5%
United States††	41,097,607	59.6%

Total	$68,862,585	100.0%

††	Includes Short-Term Securities (51.1% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  45

Statements of Assets and Liabilities

	Janus Adviser	Janus Adviser
As of January 31, 2009 (unaudited)	International	International
(all numbers in thousands except net asset value per share)	Equity Fund	Forty Fund

Assets:
Investments at cost	$144,164	$2,030
Unaffiliated investments at value	$106,593	$1,507
Affiliated money market investments	1,063	–
Cash	397	2
Cash denominated in foreign currency(1)	–	–
Receivables:
Investments sold	1,183	9
Fund shares sold	99	3
Dividends	191	2
Interest	–	–
Due from adviser	–	11
Non-interested Trustees’ deferred compensation	4	–
Other assets	3	11
Forward currency contracts	–	–
Total Assets	109,533	1,545
Liabilities:
Payables:
Due to custodian	–	–
Investments purchased	1,448	8
Fund shares repurchased	345	–
Dividends	–	–
Advisory fees	64	1
Audit fees	–	–
Transfer agent fees and expenses	–	1
Administrative service fees – Class R Shares	–	N/A
Administrative service fees – Class S Shares	–	–
Distribution fees – Class A Shares	10	–
Distribution fees – Class C Shares	10	–
Distribution fees – Class R Shares	–	N/A
Distribution fees – Class S Shares	–	–
Networking fees – Class A Shares	–	–
Networking fees – Class C Shares	–	–
Networking fees – Class I Shares	–	–
Non-interested Trustees’ fees and expenses	1	1
Non-interested Trustees’ deferred compensation fees	4	–
Accrued expenses and other payables	11	–
Total Liabilities	1,893	11
Net Assets	$107,640	$1,534
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$191,660	$2,655
Undistributed net investment income/(loss)*	510	8
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(48,002)	(605)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(36,528)	(524)
Total Net Assets	$107,640	$1,534
Net Assets – Class A Shares	$46,910	$468
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,149	98
Net Asset Value Per Share(2)	$6.56	$4.78
Maximum Offering Price Per Share(3)	$6.96	$5.07
Net Assets – Class C Shares	$11,976	$172
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,852	36
Net Asset Value Per Share(2)	$6.47	$4.76
Net Assets – Class I Shares	$46,062	$774
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,020	162
Net Asset Value Per Share	$6.56	$4.79
Net Assets – Class R Shares	$475	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	73	N/A
Net Asset Value Per Share	$6.50	N/A
Net Assets – Class S Shares	$2,217	$120
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	333	25
Net Asset Value Per Share	$6.65	$4.77

*	See Note 3 in Notes to Financial Statements.

(1)	Includes cost of $148,115 and $2,235 for Janus Adviser International Growth Fund and Janus Adviser Global Research Fund, respectively.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

46  Janus Adviser Series  January 31, 2009

Janus Adviser	Janus Adviser
International	Global	Janus Adviser
Growth Fund	Research Fund	Worldwide Fund

$1,945,811	$4,696	$113,334
$1,098,150	$3,527	$62,928
171,725	69	5,935
207	–	12
148	2	–

16,624	25	–
2,409	–	64
3,697	5	64
–	–	–
–	14	23
46	–	2
45	17	2
1,814	–	–
1,294,865	3,659	69,030

–	3	–
–	34	–
4,703	–	36
–	–	–
660	2	20
10	4	16
29	2	4
11	N/A	–
161	–	11
36	–	–
82	–	1
22	N/A	–
162	–	11
93	–	–
2	–	–
1	–	–
10	3	3
46	–	2
282	–	6
6,310	48	110
$1,288,555	$3,611	$68,920

$2,305,848	$6,671	$225,341
(3,151)	5	65
(339,894)	(1,964)	(112,007)
(674,248)	(1,101)	(44,479)
$1,288,555	$3,611	$68,920
$178,733	$889	$1,137
6,684	169	61
$26.74	$5.25	$18.60
$28.37	$5.57	$19.73
$96,062	$533	$677
3,564	102	36
$26.96	$5.22	$18.72
$195,766	$1,927	$18,533
7,301	366	998
$26.81	$5.26	$18.56
$52,508	N/A	$344
1,983	N/A	19
$26.48	N/A	$18.55
$765,486	$262	$48,229
28,651	50	2,586
$26.72	$5.24	$18.65

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  47

Statements of Operations

	Janus Adviser	Janus Adviser
For the fiscal year or period ended January 31, 2009 (unaudited)	International	International
(all numbers in thousands)	Equity Fund	Forty Fund

Investment Income:
Interest	$–	$–
Securities lending income	9	–
Dividends	1,319	19
Dividends from affiliates	57	1
Foreign tax withheld	(25)	(1)
Total Investment Income	1,360	19
Expenses:
Advisory fees	443	6
Transfer agent expenses	11	5
Registration fees	43	19
Custodian fees	58	4
Audit fees	18	4
System fees	–	4
Printing Fees	–	11
Non-interested Trustees’ fees and expenses	3	1
Short sales dividend expenses	–	–
Distribution fees – Class A Shares	73	1
Distribution fees – Class C Shares	64	1
Distribution fees – Class R Shares	1	N/A
Distribution fees – Class S Shares	3	–
Administrative services fees – Class R Shares	1	N/A
Administrative services fees – Class S Shares	3	–
Networking fees – Class A Shares	19	–
Networking fees – Class C Shares	2	–
Networking fees – Class I Shares	–	–
Other expenses	27	3
Non-recurring costs (Note 2)	N/A	N/A
Costs assumed by Janus Capital Management LLC (Note 2)	N/A	N/A
Total Expenses	769	59
Expense and Fee Offset	(2)	–
Net Expenses	767	59
Less: Excess Expense Reimbursement	–	(48)
Net Expenses after Expense Reimbursement	767	11
Net Investment Income/(Loss)	593	8
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(48,837)	(679)
Net realized gain/(loss) from short sales	–	(1)
Net realized gain/(loss from options contracts	1,011	75
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(24,991)	(421)
Net Gain/(Loss) on Investments	(72,817)	(1,026)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(72,224)	$(1,018)

See Notes to Financial Statements.

48  Janus Adviser Series  January 31, 2009

Janus Adviser	Janus Adviser
International	Global	Janus Adviser
Growth Fund	Research Fund	Worldwide Fund

$8	$–	$2
302	–	42
17,591	39	700
863	2	13
(587)	(1)	(20)
18,177	40	737

4,967	14	145
57	5	8
44	44	39
367	23	16
18	15	18
12	14	12
13	8	11
32	2	3
–	–	–
265	3	2
697	3	4
144	N/A	1
1,246	–	78
72	N/A	–
1,246	–	78
230	–	1
137	–	1
4	–	–
14	4	8
–	N/A	–
–	N/A	–
9,565	135	425
(13)	–	(1)
9,552	135	424
(316)	(108)	(1)
9,236	27	423
8,941	13	314

(336,715)	(1,877)	(10,604)
–	–	–
–	1	–
(666,414)	(632)	(30,901)
(1,003,129)	(2,508)	(41,505)
$(994,188)	$(2,495)	$(41,191)

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  49

Statements of Changes in Net Assets

	Janus Adviser		Janus Adviser
For the six-month period ended January 31, 2009 (unaudited)	International		International
and for the fiscal year or period ended July 31,2008	Equity Fund		Forty Fund
(all numbers in thousands)	2009	2008	2009	2008(1)

Operations:
Net investment income/(loss)	$593	$858	$8	$(1)
Net realized gain/(loss) from investment and foreign currency transactions	(48,837)	1,229	(679)	6
Net realized gain/(loss) from short sales	–	–	(1)	1
Net realized gain/(loss) from options contracts	1,011	–	75	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(24,991)	(10,915)	(421)	(102)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(72,224)	(8,828)	(1,018)	(96)
Dividends and Distributions to Shareholders:
Net investment income *
Class A Shares	(391)	(6)	–	–
Class C Shares	(54)	–	–	–
Class I Shares	(379)	(134)	–	–
Class R Shares	(1)	–	N/A	N/A
Class S Shares	(6)	–	–	–
Net realized gain from investment transactions*
Class A Shares	(658)	(8)	(2)	–
Class C Shares	(160)	(6)	(1)	–
Class I Shares	(560)	(114)	(4)	–
Class R Shares	(6)	(3)	N/A	N/A
Class S Shares	(28)	(3)	(1)	–
Net Decrease from Dividends and Distributions	(2,243)	(274)	(8)	–
Capital Share Transactions:
Shares sold
Class A Shares	33,625	81,288	365	344
Class C Shares	5,644	18,116	54	270
Class I Shares	21,267	55,051	810	690
Class R Shares	51	187	N/A	N/A
Class S Shares	1,425	8,496	–	250
Redemption fees
Class I Shares	39	13	–	–
Class R Shares	–	–	N/A	N/A
Class S Shares	4	53	–	–
Reinvested dividends and distributions
Class A Shares	806	13	1	–
Class C Shares	131	4	1	–
Class I Shares	850	248	4	–
Class R Shares	7	3	N/A	N/A
Class S Shares	30	3	1	–
Shares repurchased
Class A Shares	(24,389)	(3,515)	(20)	–
Class C Shares	(2,762)	(1,181)	(6)	–
Class I Shares	(16,388)	(7,093)	(108)	–
Class R Shares	(5)	(10)	N/A	N/A
Class S Shares	(1,173)	(5,204)	–	–
Net Increase/(Decrease) from Capital Share Transactions	19,162	146,472	1,102	1,554
Net Increase/(Decrease) in Net Assets	(55,305)	137,370	76	1,458
Net Assets:
Beginning of period	162,945	25,575	1,458	–
End of period	$107,640	$162,945	$1,534	$1,458

Undistributed net investment income/(loss)*	$510	$748	$8	$(1)

*	See Note 3 in Notes to Financial Statements.

(1)	Period from May 30, 2008 (inception date) through July 31, 2008.
(2)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

50  Janus Adviser Series  January 31, 2009

Janus Adviser		Janus Adviser
International		Global		Janus Adviser
Growth Fund		Research Fund		Worldwide Fund
2009	2008	2009	2008(2)	2009	2008

$8,941	$15,779	$13	$1	$314	$977
(336,715)	245,875	(1,877)	(90)	(10,604)	13,835
–	–	–	–
–	4,205	1	–	–	–
(666,414)	(369,733)	(632)	(469)	(30,901)	(44,656)
(994,188)	(103,874)	(2,495)	(558)	(41,191)	(29,844)

(140)	(3,815)	(4)	–	(15)	(7)
–	(1,937)	–	–	(5)	–
(515)	(1,811)	(2)	–	(330)	(158)
(12)	(460)	N/A	N/A	(1)	(1)
(107)	(16,256)	(1)	–	(461)	(230)

(27,110)	(14,919)	–	–	–	–
(17,915)	(12,336)	–	–	–	–
(32,179)	(6,508)	–	–	–	–
(8,981)	(2,146)	N/A	N/A	–	–
(138,455)	(78,900)	–	–	–	–
(225,414)	(139,088)	(7)	–	(812)	(396)

69,683	358,122	752	3,018	110	3,258
15,137	124,606	148	884	127	591
153,125	154,042	2,514	832	1,576	44,788
24,961	81,606	N/A	N/A	96	331
217,334	784,600	–	500	4,761	21,587

62	19	–	–	–	21
4	4	N/A	N/A	–	–
169	447	–	–	3	18

19,665	13,527	2	–	14	5
11,801	8,915	–	–	4	–
31,752	7,299	2	–	330	158
6,161	1,717	N/A	N/A	1	1
137,103	94,345	1	–	460	230

(80,763)	(111,690)	(1,269)	(60)	(483)	(1,045)
(46,225)	(40,394)	(80)	–	(219)	(234)
(48,694)	(33,575)	(573)	–	(1,872)	(9,502)
(11,813)	(17,553)	N/A	N/A	(165)	(138)
(301,368)	(605,822)	–	–	(15,399)	(48,917)
198,094	820,215	1,497	5,174	(10,656)	11,152
(1,021,508)	577,253	(1,005)	4,616	(52,659)	(19,088)

2,310,063	1,732,810	4,616	–	121,579	140,667
$1,288,555	$2,310,063	$3,611	$4,616	$68,920	$121,579

$(3,151)	$(11,318)	$5	$(1)	$65	$563

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  51

Financial Highlights

Class A Shares

For a share outstanding during	Janus Adviser International
the six-month period ended January 31, 2009 (unaudited)	Equity Fund
and through each fiscal year or period ended July 31	2009	2008	2007(1)(2)

Net Asset Value, Beginning of Period	$11.53	$11.35	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	(.02)	.09
Net gain/(loss) on investments (both realized and unrealized)	(4.86)	.29	1.26
Total from Investment Operations	(4.83)	.27	1.35
Less Distributions:
Dividends (from net investment income)*	(.05)	(.04)	–
Distributions (from capital gains)*	(.09)	(.05)	–
Total Distributions	(.14)	(.09)	–
Net Asset Value, End of Period	$6.56	$11.53	$11.35
Total Return**	(41.89)%	2.29%	13.50%
Net Assets, End of Period (in thousands)	$46,910	$73,749	$800
Average Net Assets for the Period (in thousands)	$57,980	$21,952	$643
Ratio of Gross Expenses to Average Net Assets***(3)	1.29%	1.28%	1.50%
Ratio of Net Expenses to Average Net Assets***(3)	1.29%	1.27%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.92%	1.32%	1.44%
Portfolio Turnover Rate***	206%	39%	57%

	Janus Adviser
For a share outstanding during	International
the six-month period ended January 31, 2009 (unaudited)	Forty Fund
and the period ended July 31, 2008	2009	2008(4)

Net Asset Value, Beginning of Period	$9.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	–
Net gain/(loss) on investments (both realized and unrealized)	(4.33)	(.89)
Total from Investment Operations	(4.31)	(.89)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	(.02)	–
Total Distributions	(.02)	–
Net Asset Value, End of Period	$4.78	$9.11
Total Return**	(47.28)%	(8.90)%
Net Assets, End of Period (in thousands)	$468	$321
Average Net Assets for the Period (in thousands)	$332	$247
Ratio of Gross Expenses to Average Net Assets***(3)	1.54%(5)	1.54%(5)
Ratio of Net Expenses to Average Net Assets***(3)	1.50%(5)	1.54%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.82%	(0.37)%
Portfolio Turnover Rate***	160%	54%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2006 (inception date) through July 31, 2007.
(2)	Certain prior year amounts have been reclassified to conform with current year presentation.
(3)	See Note 4 in Notes to Financial Statements.
(4)	Period from May 30, 2008 (inception date) through July 31, 2008
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.54% and 1.50% for 2009, and 1.50% and 1.50% for 2008, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

52  Janus Adviser Series  January 31, 2009

Class A Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser International Growth Fund
and through each fiscal year or period ended July 31	2009	2008	2007(1)	2006	2005(2)

Net Asset Value, Beginning of Period	$57.75	$62.84	$43.41	$31.33	$24.80
Income from Investment Operations:
Net investment income/(loss)	.21	.67	.26	.43	.27
Net gain/(loss) on investments (both realized and unrealized)	(25.29)	(1.58)	19.63	12.00	6.45
Total from Investment Operations	(25.08)	(.91)	19.89	12.43	6.72
Less Distributions:
Dividends (from net investment income)*	(.03)	(.85)	(.46)	(.35)	(.19)
Distributions (from capital gains)*	(5.90)	(3.33)	–	–	–
Total Distributions	(5.93)	(4.18)	(.46)	(.35)	(.19)
Net Asset Value, End of Period	$26.74	$57.75	$62.84	$43.41	$31.33
Total Return**	(43.45)%	(1.93)%	46.02%	39.84%	27.19%
Net Assets, End of Period (in thousands)	$178,733	$333,371	$110,026	$19,442	$82
Average Net Assets for the Period (in thousands)	$210,132	$295,702	$59,131	$8,012	$28
Ratio of Gross Expenses to Average Net Assets***(3)	0.98%	0.98%	0.99%	1.00%	0.99%
Ratio of Net Expenses to Average Net Assets***(3)	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.08%	0.95%	0.54%	1.42%	1.24%
Portfolio Turnover Rate***	67%	40%	41%	65%	50%

	Janus Adviser
For a share outstanding during	Global Research
the six-month period ended January 31, 2009 (unaudited)	Fund
and the period ended July 31, 2008	2009	2008(4)

Net Asset Value, Beginning of Period	$8.89	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	–
Net gain/(loss) on investments (both realized and unrealized)	(3.66)	(1.11)
Total from Investment Operations	(3.63)	(1.11)
Less Distributions:
Dividends (from net investment income)*	(.01)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.01)	–
Net Asset Value, End of Period	$5.25	$8.89
Total Return**	(40.84)%	(11.10)%
Net Assets, End of Period (in thousands)	$889	$2,642
Average Net Assets for the Period (in thousands)	$2,227	$1,220
Ratio of Gross Expenses to Average Net Assets***(3)	1.19%	1.25%
Ratio of Net Expenses to Average Net Assets***(3)	1.19%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.57%	0.13%
Portfolio Turnover Rate***	162%	80%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.
(2)	Period from September 30, 2004 (inception date) through July 31, 2005.
(3)	See Note 4 in Notes to Financial Statements.
(4)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  53

Financial Highlights (continued)

Class A Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Worldwide Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$29.43	$36.44	$28.37	$27.50	$24.88
Income from Investment Operations:
Net investment income/(loss)	.12	.37	.33	.46	.23
Net gain/(loss) on investments (both realized and unrealized)	(10.71)	(7.27)	8.50	.72	2.52
Total from Investment Operations	(10.59)	(6.90)	8.83	1.18	2.75
Less Distributions:
Dividends (from net investment income)*	(.24)	(.11)	(.76)	(.31)	(.13)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.24)	(.11)	(.76)	(.31)	(.13)
Net Asset Value, End of Period	$18.60	$29.43	$36.44	$28.37	$27.50
Total Return**	(36.03)%	(18.98)%	31.39%	4.26%	11.05%
Net Assets, End of Period (in thousands)	$1,137	$2,308	$637	$50	$40
Average Net Assets for the Period (in thousands)	$1,608	$2,208	$217	$45	$21
Ratio of Gross Expenses to Average Net Assets***(2)	0.90%	0.90%	0.91%	0.91%	0.91%
Ratio of Net Expenses to Average Net Assets***(2)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.81%	0.75%	0.37%	1.45%	1.18%
Portfolio Turnover Rate***	6%	32%	24%	48%	33%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

54  Janus Adviser Series  January 31, 2009

Class C Shares

For a share outstanding during	Janus Adviser International
the six-month period ended January 31, 2009 (unaudited)	Equity Fund
and through each fiscal year or period ended July 31	2009	2008	2007(1)

Net Asset Value, Beginning of Period	$11.37	$11.30	$10.00
Income from Investment Operations:
Net investment income/(loss)	–	(.02)	.04
Net gain/(loss) on investments (both realized and unrealized)	(4.79)	.14	1.26
Total from Investment Operations	(4.79)	.12	1.30
Less Distributions:
Dividends (from net investment income)*	(.03)	–	–
Distributions (from capital gains)*	(.09)	(.05)	–
Total Distributions	(.12)	(.05)	–
Net Asset Value, End of Period	$6.46	$11.37	$11.30
Total Return**	(42.07)%	1.02%	13.00%
Net Assets, End of Period (in thousands)	$11,976	$16,623	$846
Average Net Assets for the Period (in thousands)	$12,750	$5,971	$619
Ratio of Gross Expenses to Average Net Assets***(2)	2.01%	2.04%	2.26%
Ratio of Net Expenses to Average Net Assets***(2)	2.01%	2.04%	2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.18%	0.51%	0.63%
Portfolio Turnover Rate***	206%	39%	57%

	Janus Adviser
For a share outstanding during	International
the six-month period ended January 31, 2009 (unaudited)	Forty Fund
and the period ended July 31, 2008	2009	2008(3)

Net Asset Value, Beginning of Period	$9.10	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	(.01)
Net gain/(loss) on investments (both realized and unrealized)	(4.34)	(.89)
Total from Investment Operations	(4.32)	(.90)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	(.02)	–
Total Distributions	(.02)	–
Net Asset Value, End of Period	$4.76	$9.10
Total Return**	(47.44)%	(9.00)%
Net Assets, End of Period (in thousands)	$172	$248
Average Net Assets for the Period (in thousands)	$184	$242
Ratio of Gross Expenses to Average Net Assets***(2)	1.94%(4)	2.29%(4)
Ratio of Net Expenses to Average Net Assets***(2)	1.91%(4)	2.29%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.52%	(1.13)%
Portfolio Turnover Rate***	160%	54%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2006 (inception date) through July 31, 2007.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Period from May 30, 2008 (inception date) through July 31, 2008
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.94% and 1.91% for 2009, and 2.25% and 2.25% for 2008, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  55

Financial Highlights (continued)

Class C Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser International Growth Fund
and through each fiscal year ended July 31	2009	2008	2007(1)	2006	2005	2004

Net Asset Value, Beginning of Period	$58.29	$63.53	$44.15	$31.92	$24.30	$20.23
Income from Investment Operations:
Net investment income/(loss)	.02	.14	.10	.23	.01	.01
Net gain/(loss) on investments (both realized and unrealized)	(25.45)	(1.53)	19.68	12.12	7.67	4.19
Total from Investment Operations	(25.43)	(1.39)	19.78	12.35	7.68	4.20
Less Distributions:
Dividends (from net investment income)*	–	(.52)	(.40)	(.12)	(.06)	(.13)
Distributions (from capital gains)*	(5.90)	(3.33)	–	–	–	–
Total Distributions	(5.90)	(3.85)	(.40)	(.12)	(.06)	(.13)
Net Asset Value, End of Period	$26.96	$58.29	$63.53	$44.15	$31.92	$24.30
Total Return**	(43.66)%	(2.65)%	44.96%	38.76%	31.64%	20.75%
Net Assets, End of Period (in thousands)	$96,062	$225,546	$158,456	$28,905	$2,448	$1,975
Average Net Assets for the Period (in thousands)	$138,246	$230,731	$82,743	$11,720	$2,114	$1,839
Ratio of Gross Expenses to Average Net Assets***(2)	1.73%	1.73%	1.74%	1.75%	1.73%	1.74%
Ratio of Net Expenses to Average Net Assets***(2)	1.73%	1.73%	1.73%	1.73%	1.73%	1.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.40%	0.10%	(0.22)%	0.57%	0.08%	0.08%
Portfolio Turnover Rate***	67%	40%	41%	65%	50%	80%

	Janus Adviser
For a share outstanding during	Global Research
the six-month period ended January 31, 2009 (unaudited)	Fund
and the period ended July 31, 2008	2009	2008(3)

Net Asset Value, Beginning of Period	$8.84	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	(.03)
Net gain/(loss) on investments (both realized and unrealized)	(3.63)	(1.13)
Total from Investment Operations	(3.62)	(1.16)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$5.22	$8.84
Total Return**	(40.91)%	(11.60)%
Net Assets, End of Period (in thousands)	$533	$796
Average Net Assets for the Period (in thousands)	$596	$564
Ratio of Gross Expenses to Average Net Assets***(2)	1.53%	2.00%
Ratio of Net Expenses to Average Net Assets***(2)	1.51%	2.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.15%	(0.54)%
Portfolio Turnover Rate***	162%	80%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

56  Janus Adviser Series  January 31, 2009

Class C Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Worldwide Fund
and through each fiscal year ended July 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$29.55	$36.75	$28.71	$27.80	$25.31	$23.79
Income from Investment Operations:
Net investment income/(loss)	(.07)	.19	(.13)	.20	.03	(.10)
Net gain/(loss) on investments (both realized and unrealized)	(10.64)	(7.39)	8.83	.77	2.46	1.69
Total from Investment Operations	(10.71)	(7.20)	8.70	.97	2.49	1.59
Less Distributions:
Dividends (from net investment income)*	(.12)	–	(.66)	(.06)	–	(.07)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.12)	–	(.66)	(.06)	–	(.07)
Net Asset Value, End of Period	$18.72	$29.55	$36.75	$28.71	$27.80	$25.31
Total Return**	(36.28)%	(19.59)%	30.51%	3.48%	9.84%	6.68%
Net Assets, End of Period (in thousands)	$677	$1,193	$1,097	$707	$795	$806
Average Net Assets for the Period (in thousands)	$891	$1,137	$946	$776	$823	$894
Ratio of Gross Expenses to Average Net Assets***(1)	1.65%	1.65%	1.65%	1.66%	1.65%	1.70%
Ratio of Net Expenses to Average Net Assets***(1)	1.65%	1.65%	1.65%	1.65%	1.65%	1.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.04%	0.02%	(0.38)%	0.74%	0.14%	(0.23)%
Portfolio Turnover Rate***	6%	32%	24%	48%	33%	153%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  57

Financial Highlights (continued)

Class I Shares

For a share outstanding during	Janus Adviser International
the six-month period ended January 31, 2009 (unaudited)	Equity Fund
and through each fiscal year or period ended July 31	2009	2008	2007(1)

Net Asset Value, Beginning of Period	$11.52	$11.39	$10.00
Income from Investment Operations:
Net investment income/(loss)	.04	.08	.05
Net gain/(loss) on investments (both realized and unrealized)	(4.85)	.16	1.34
Total from Investment Operations	(4.81)	.24	1.39
Less Distributions and Other:
Dividends (from net investment income)*	(.06)	(.06)	–
Distributions (from capital gains)*	(.09)	(.05)	–
Redemption Fees	–(2)	–(2)	–
Total Distributions and Other	(.15)	(.11)	–
Net Asset Value, End of Period	$6.56	$11.52	$11.39
Total Return**	(41.78)%	2.02%	13.90%
Net Assets, End of Period (in thousands)	$46,062	$68,397	$22,761
Average Net Assets for the Period (in thousands)	$48,463	$43,172	$6,599
Ratio of Gross Expenses to Average Net Assets***(3)	0.98%	1.19%	1.26%
Ratio of Net Expenses to Average Net Assets***(3)	0.98%	1.18%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.24%	1.17%	2.28%
Portfolio Turnover Rate***	206%	39%	57%

	Janus Adviser
For a share outstanding during	International
the six-month period ended January 31, 2009 (unaudited)	Forty Fund
and the period ended July 31, 2008	2009	2008(4)

Net Asset Value, Beginning of Period	$9.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	.04	–
Net gain/(loss) on investments (both realized and unrealized)	(4.34)	(.89)
Total from Investment Operations	(4.30)	(.89)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	(.02)	–
Total Distributions	(.02)	–
Net Asset Value, End of Period	$4.79	$9.11
Total Return**	(47.17)%	(8.90)%
Net Assets, End of Period (in thousands)	$774	$662
Average Net Assets for the Period (in thousands)	$839	$369
Ratio of Gross Expenses to Average Net Assets***(3)	1.19%(5)	1.28%(5)
Ratio of Net Expenses to Average Net Assets***(3)	1.17%(5)	1.28%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.39%	(0.17)%
Portfolio Turnover Rate***	160%	54%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2006 (inception date) through July 31, 2007.
(2)	Redemption fees aggregated less than $.01 on a per share basis for the period ended.
(3)	See Note 4 in Notes to Financial Statements.
(4)	Period from May 30, 2008 (inception date) through July 31, 2008
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.19% and 1.16% for 2009, and 1.25% and 1.25% for 2008, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

58  Janus Adviser Series  January 31, 2009

Class I Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser International Growth Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$57.89	$62.87	$43.34	$35.86
Income from Investment Operations:
Net investment income/(loss)	.30	.85	.35	.50
Net gain/(loss) on investments (both realized and unrealized)	(25.40)	(1.58)	19.67	7.34
Total from Investment Operations	(25.10)	(.73)	20.02	7.84
Less Distributions and Other:
Dividends (from net investment income)*	(.09)	(.93)	(.49)	(.37)
Distributions (from capital gains)*	(5.90)	(3.33)	–	–
Redemption fees	.01	.01	–(2)	.01
Total Distributions and Other	(5.98)	(4.25)	(.49)	(.36)
Net Asset Value, End of Period	$26.81	$57.89	$62.87	$43.34
Total Return**	(43.35)%	(1.63)%	46.39%	22.05%
Net Assets, End of Period (in thousands)	$195,766	$177,652	$69,211	$10,565
Average Net Assets for the Period (in thousands)	$162,816	$142,947	$32,194	$6,278
Ratio of Gross Expenses to Average Net Assets***(3)	0.71%	0.69%	0.73%	0.75%
Ratio of Net Expenses to Average Net Assets***(3)	0.71%	0.68%	0.71%	0.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.06%	1.19%	0.77%	1.27%
Portfolio Turnover Rate***	67%	40%	41%	65%

	Janus Adviser
For a share outstanding during	Global Research
the six-month period ended January 31, 2009 (unaudited)	Fund
and the period ended July 31, 2008	2009	2008(4)

Net Asset Value, Beginning of Period	$8.91	$10.00
Income from Investment Operations:
Net investment income/(loss)	–	.02
Net gain/(loss) on investments (both realized and unrealized)	(3.64)	(1.11)
Total from Investment Operations	(3.64)	(1.09)
Less Distributions:
Dividends (from net investment income)*	(.01)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.01)	–
Net Asset Value, End of Period	$5.26	$8.91
Total Return**	(40.87)%	(10.90)%
Net Assets, End of Period (in thousands)	$1,927	$734
Average Net Assets for the Period (in thousands)	$1,365	$574
Ratio of Gross Expenses to Average Net Assets***(3)	1.02%	1.00%
Ratio of Net Expenses to Average Net Assets***(3)	1.00%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.74%	0.47%
Portfolio Turnover Rate***	162%	80%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2005 (inception date) through July 31, 2006.
(2)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(3)	See Note 4 in Notes to Financial Statements.
(4)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  59

Financial Highlights (continued)

Class I Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Worldwide Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$29.47	$36.41	$28.29	$28.54
Income from Investment Operations:
Net investment income/(loss)	.13	.24	.87	.39
Net gain/(loss) on investments (both realized and unrealized)	(10.70)	(7.08)	8.04	(.24)
Total from Investment Operations	(10.57)	(6.84)	8.91	.15
Less Distributions and Other:
Dividends (from net investment income)*	(.34)	(.14)	(.79)	(.40)
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–	.04	–	–
Total Distributions and Other	(.34)	(.10)	(.79)	(.40)
Net Asset Value, End of Period	$18.56	$29.47	$36.41	$28.29
Total Return**	(35.94)%	(18.74)%	31.77%	0.48%
Net Assets, End of Period (in thousands)	$18,533	$29,137	$186	$10
Average Net Assets for the Period (in thousands)	$22,058	$34,111	$89	$10
Ratio of Gross Expenses to Average Net Assets***(2)	0.59%	0.65%	0.66%	0.66%
Ratio of Net Expenses to Average Net Assets***(2)	0.59%	0.65%	0.65%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.10%	0.99%	0.78%	2.03%
Portfolio Turnover Rate***	6%	32%	24%	48%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2005 (inception date) through July 31, 2006.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

60  Janus Adviser Series  January 31, 2009

Class R Shares

For a share outstanding during	Janus Adviser International
the six-month period ended January 31, 2009 (unaudited)	Equity Fund
and through each fiscal year or period ended July 31	2009	2008	2007(1)

Net Asset Value, Beginning of Period	$11.40	$11.32	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	(.01)	.07
Net gain/(loss) on investments (both realized and unrealized)	(4.80)	.14	1.25
Total from Investment Operations	(4.79)	.13	1.32
Less Distributions:
Dividends (from net investment income)*	(.02)	–	–
Distributions (from capital gains)*	(.09)	(.05)	–
Total Distributions	(.11)	(.05)	–
Net Asset Value, End of Period	$6.50	$11.40	$11.32
Total Return**	(42.06)%	1.11%	13.20%
Net Assets, End of Period (in thousands)	$475	$750	$566
Average Net Assets for the Period (in thousands)	$542	$647	$553
Ratio of Gross Expenses to Average Net Assets***(2)	1.88%	2.00%	2.00%
Ratio of Net Expenses to Average Net Assets***(2)	1.88%	2.00%	2.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.34%	0.22%	0.85%
Portfolio Turnover Rate***	206%	39%	57%

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser International Growth Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006	2005(4)

Net Asset Value, Beginning of Period	$57.38	$62.60	$43.45	$31.23	$24.80
Income from Investment Operations:
Net investment income/(loss)	.22	.56	.35	.23	.11
Net gain/(loss) on investments (both realized and unrealized)	(25.21)	(1.74)	19.26	11.92	6.48
Total from Investment Operations	(24.99)	(1.18)	19.61	12.15	6.59
Less Distributions and Other:
Dividends (from net investment income)*	(.01)	(.71)	(.46)	(.14)	(.16)
Distributions (from capital gains)*	(5.90)	(3.33)	–	–	–
Redemption fees	–(3)	–	–(3)	.21	–
Total Distributions and Other	(5.91)	(4.04)	(.46)	.07	(.16)
Net Asset Value, End of Period	$26.48	$57.38	$62.60	$43.45	$31.23
Total Return**	(43.59)%	(2.37)%	45.33%	39.64%	26.67%
Net Assets, End of Period (in thousands)	$52,508	$77,809	$19,950	$650	$12
Average Net Assets for the Period (in thousands)	$57,261	$51,592	$7,384	$183	$11
Ratio of Gross Expenses to Average Net Assets***(2)	1.46%	1.43%	1.46%	1.50%	1.48%
Ratio of Net Expenses to Average Net Assets***(2)	1.45%	1.43%	1.44%	1.48%	1.48%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.04%	0.42%	0.10%	0.68%	0.48%
Portfolio Turnover Rate***	67%	40%	41%	65%	50%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Redemption fees aggregated less than $.01 on a per share basis for the period ended.
(4)	Period from September 30, 2004 (inception date) through July 31, 2005.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  61

Financial Highlights (continued)

Class R Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Worldwide Fund
and through each fiscal year or period ended July 31	2009	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$29.19	$36.25	$28.26	$27.42	$24.88
Income from Investment Operations:
Net investment income/(loss)	.04	.11	.55	.28	.10
Net gain/(loss) on investments (both realized and unrealized)	(10.60)	(7.14)	8.10	.75	2.54
Total from Investment Operations	(10.56)	(7.02)	8.65	1.03	2.64
Less Distributions:
Dividends (from net investment income)*	(.08)	(.04)	(.66)	(.19)	(.10)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.08)	(.04)	(.66)	(.19)	(.10)
Net Asset Value, End of Period	$18.55	$29.19	$36.25	$28.26	$27.42
Total Return**	(36.19)%	(19.39)%	30.84%	3.75%	10.62%
Net Assets, End of Period (in thousands)	$344	$573	$510	$12	$11
Average Net Assets for the Period (in thousands)	$366	$601	$59	$12	$11
Ratio of Gross Expenses to Average Net Assets***(2)	1.35%	1.40%	1.42%	1.40%	1.39%
Ratio of Net Expenses to Average Net Assets***(2)	1.35%	1.40%	1.40%	1.39%	1.38%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.25%	0.32%	(0.33)%	1.01%	0.45%
Portfolio Turnover Rate***	6%	32%	24%	48%	33%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

62  Janus Adviser Series  January 31, 2009

Class S Shares

For a share outstanding during	Janus Adviser International
the six-month period ended January 31, 2009 (unaudited)	Equity Fund
and through each fiscal year or period ended July 31	2009	2008	2007(1)

Net Asset Value, Beginning of Period	$11.62	$11.34	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.03	.08
Net gain/(loss) on investments (both realized and unrealized)	(4.89)	–	1.26
Total from Investment Operations	(4.87)	.03	1.34
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	(.01)	–
Distributions (from capital gains)*	(.09)	(.05)	–
Redemption Fees	.01	.31	–
Total Distributions and Other	(.10)	.25	–
Net Asset Value, End of Period	$6.65	$11.62	$11.34
Total Return**	(41.85)%	2.94%	13.40%
Net Assets, End of Period (in thousands)	$2,217	$3,426	$602
Average Net Assets for the Period (in thousands)	$2,443	$2,837	$565
Ratio of Gross Expenses to Average Net Assets***(2)	1.48%	1.54%	1.75%
Ratio of Net Expenses to Average Net Assets***(2)	1.48%	1.54%	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.72%	1.07%	1.10%
Portfolio Turnover Rate***	206%	39%	57%

	Janus Adviser
For a share outstanding during	International
the six-month period ended January 31, 2009 (unaudited)	Forty Fund
and the period ended July 31, 2008	2009	2008(3)

Net Asset Value, Beginning of Period	$9.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	(.01)
Net gain/(loss) on investments (both realized and unrealized)	(4.34)	(.88)
Total from Investment Operations	(4.32)	(.89)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	(.02)	–
Total Distributions	(.02)	–
Net Asset Value, End of Period	$4.77	$9.11
Total Return**	(47.39)%	(8.90)%
Net Assets, End of Period (in thousands)	$120	$227
Average Net Assets for the Period (in thousands)	$148	$237
Ratio of Gross Expenses to Average Net Assets***(2)	1.78%(4)	1.79%(4)
Ratio of Net Expenses to Average Net Assets***(2)	1.76%(4)	1.79%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.65%	(0.62)%
Portfolio Turnover Rate***	160%	54%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2006 (inception date) through July 31, 2007.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Period from May 30, 2008 (inception date) through July 31, 2008
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.78% and 1.75% for 2009, and 1.75% and 1.75% for 2008, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  63

Financial Highlights (continued)

Class S Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser International Growth Fund
and through each fiscal year ended July 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$57.71	$62.75	$43.37	$31.28	$23.78	$19.87
Income from Investment Operations:
Net investment income/(loss)	.22	.43	.08	.38	.19	.18
Net gain/(loss) on investments (both realized and unrealized)	(25.32)	(1.47)	19.68	11.92	7.48	3.93
Total from Investment Operations	(25.10)	(1.04)	19.76	12.30	7.67	4.11
Less Distributions and Other:
Dividends (from net investment income)*	–	(.69)	(.39)	(.22)	(.17)	(.21)
Distributions (from capital gains)*	(5.90)	(3.33)	–	–	–	–
Redemption fees	.01	.02	.01	.01	–(1)	.01
Total Distributions and Other	(5.89)	(4.00)	(.38)	(.21)	(.17)	(.20)
Net Asset Value, End of Period	$26.72	$57.71	$62.75	$43.37	$31.28	$23.78
Total Return**	(43.49)%	(2.11)%	45.74%	39.47%	32.35%	20.76%
Net Assets, End of Period (in thousands)	$765,486	$1,495,685	$1,375,167	$555,723	$296,948	$297,519
Average Net Assets for the Period (in thousands)	$988,737	$1,535,025	$924,935	$446,026	$295,750	$419,064
Ratio of Gross Expenses to Average Net Assets***(2)	1.20%	1.18%	1.20%	1.24%	1.23%	1.24%
Ratio of Net Expenses to Average Net Assets***(2)	1.20%	1.18%	1.19%	1.23%	1.23%	1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.11%	0.71%	0.29%	1.39%	0.59%	0.44%
Portfolio Turnover Rate***	67%	40%	41%	65%	50%	80%

	Janus Adviser
For a share outstanding during	Global Research
the six-month period ended January 31, 2009 (unaudited)	Fund
and the period ended July 31, 2008	2009	2008(3)

Net Asset Value, Beginning of Period	$8.87	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	(.01)
Net gain/(loss) on investments (both realized and unrealized)	(3.63)	(1.12)
Total from Investment Operations	(3.62)	(1.13)
Less Distributions:
Dividends (from net investment income)*	(.01)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.01)	–
Net Asset Value, End of Period	$5.24	$8.87
Total Return**	(40.82)%	(11.30)%
Net Assets, End of Period (in thousands)	$262	$444
Average Net Assets for the Period (in thousands)	$326	$478
Ratio of Gross Expenses to Average Net Assets***(2)	1.32%	1.50%
Ratio of Net Expenses to Average Net Assets***(2)	1.31%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.38%	0.03%
Portfolio Turnover Rate***	162%	80%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

64  Janus Adviser Series  January 31, 2009

Class S Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Worldwide Fund
and through each fiscal year ended July 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$29.44	$36.50	$28.35	$27.47	$24.97	$23.43
Income from Investment Operations:
Net investment income/(loss)	.09	.19	.12	.59	.20	.06
Net gain/(loss) on investments (both realized and unrealized)	(10.70)	(7.19)	8.65	.52	2.40	1.63
Total from Investment Operations	(10.61)	(7.00)	8.77	1.11	2.60	1.69
Less Distributions and Other:
Dividends (from net investment income)*	(.18)	(.07)	(.62)	(.23)	(.10)	(.15)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–	.01	–(1)	–(1)	–(1)	–(1)
Total Distributions and Other	(.18)	(.06)	(.62)	(.23)	(.10)	(.15)
Net Asset Value, End of Period	$18.65	$29.44	$36.50	$28.35	$27.47	$24.97
Total Return**	(36.09)%	(19.19)%	31.17%	4.03%	10.41%	7.20%
Net Assets, End of Period (in thousands)	$48,229	$88,368	$138,237	$144,575	$461,508	$709,102
Average Net Assets for the Period (in thousands)	$61,985	$117,457	$144,333	$329,236	$585,697	$1,033,359
Ratio of Gross Expenses to Average Net Assets***(2)	1.09%	1.15%	1.15%	1.15%	1.15%	1.20%
Ratio of Net Expenses to Average Net Assets***(2)	1.09%	1.15%	1.15%	1.15%	1.15%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.59%	0.53%	0.11%	1.14%	0.61%	0.23%
Portfolio Turnover Rate***	6%	32%	24%	48%	33%	153%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  65

Notes to Schedules of Investments (unaudited)

Lipper Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World IndexSM	Is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Growth Index	Measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

VVPR Strips	The VVPR strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

GDR	Global Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

66  Janus Adviser Series  January 31, 2009

°°  Schedule of Fair Valued Securities (as of January 31, 2009)

		Value as a %
	Value	of Net Assets

Janus Adviser International Growth Fund
Eurodekania, Ltd.	$832,264	0.1%
Trinity, Ltd.	2,230,473	0.2%

	$3,062,737	0.3%

Securites are valued at “fair value” pursuant to procedures adopted by the Fund’s trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

§  Schedule of Restricted and Illiquid Securities (as of January 31, 2009)

	Acquisition	Acquisition		Value as a % of Net
	Date	Cost	Value	Assets

Janus Adviser International Growth Fund
Eurodekania, Ltd.°°	3/8/07	$2,841,329	$832,264	0.1%
Trinity, Ltd.°°	11/14/07	5,272,128	2,230,473	0.2%

		$8,113,457	$3,062,737	0.3%

The Funds have registration rights for certain restricted securities held as of January 31, 2009. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of January 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of January 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Adviser International Equity Fund	$9,468,087	$98,188,345	$–
Janus Adviser International Forty Fund	232,445	1,272,580	–
Janus Adviser International Growth Fund	195,580,331	1,071,231,759	3,062,737
Janus Adviser Global Research Fund	2,129,858	1,465,989	–
Janus Adviser Worldwide Fund	39,651,460	29,211,125	–

Investments in Purchased Options:
Janus Adviser International Forty Fund	–	1,670	–

Other Financial Instruments(a):
Janus Adviser International Growth Fund	–	1,813,901.02	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (as of the six-month period ended January 31, 2009)

Change in
		Accrued		Unrealized	Net	Transfers In
	Balance as of	Discounts/	Realized	Appreciation/	Purchases/	and/or Out of	Balance as of
	July 31, 2008	Premiums	Gain/(Loss)	(Depreciation)(a)	(Sales)	Level 3	January 31, 2009

Investments in Securities:
Janus Adviser International Growth Fund	$8,817,402	$–	$(213,135)	$(5,529,125)	$(12,405)	$–	$3,062,737

(a)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of January 31, 2009 is noted below.

Fund	Aggregate Value

International & Global
Janus Adviser International Growth Fund	$68,175,812

Janus Adviser Series  January 31, 2009  67

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Adviser International Equity Fund, Janus Adviser International Forty Fund, Janus Adviser International Growth Fund, Janus Adviser Global Research Fund and Janus Adviser Worldwide Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of Janus Adviser Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers thirty-one funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Adviser International Forty Fund, which is classified as non-diverisfied.

Each Fund in this report, except Janus Adviser International Forty Fund and Janus Adviser Global Research Fund, currently offers five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Janus Adviser International Forty Fund and Janus Adviser Global Research Fund currently offers four classes of shares: Class A Shares, Class C Shares, Class I Shares and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

Effective September 30, 2004, two additional classes were added to the Trust and designated as Class A Shares and Class R Shares. Effective November 28, 2005, the existing Class I Shares were renamed Class S Shares and a new Class I Shares was added to the Trust.

Effective November 28, 2008, Janus Adviser International Growth Fund changed its primary benchmark from the MSCI EAFE® Index to the MSCI All Country World ex-U.S. IndexSM. The new primary benchmark provides a more appropriate representation of the Fund’s investments. The MSCI EAFE® Index will serve as the Fund’s secondary benchmark.

Effective December 22, 2008, Janus Adviser International Growth Fund reopened to new investors.

Certain prior year amounts in the Financial Highlights for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign

68  Janus Adviser Series  January 31, 2009

securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund in the Trust. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Janus Adviser Series  January 31, 2009  69

Notes to Financial Statements (unaudited) (continued)

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Funds may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment transactions and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fund’s custodian.

On September 15, 2008, Lehman Brothers Holding, Inc. (Lehman) filed for Chapter 11 bankruptcy in U.S. Federal Court. A number of Lehman subsidiaries have subsequently filed bankruptcy or similar insolvency proceedings in the U.S. and other jurisdictions. Lehman’s bankruptcy caused the Funds to write-off Lehman foreign exchange currency gains and losses and the associated receivables and payables. The written-off receivables and payables are included in “Investments sold” and “Investments purchased”, respectively on the Statements of Assets and Liabilities. The written-off gains and losses are included in “Net realized gain/(loss) from investment transactions and foreign currency transactions” on the Statements of Operations.

Futures Contracts
The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in each Schedule of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian.

Swaps
The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts are reported as an asset or liability on the Statements of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

70  Janus Adviser Series  January 31, 2009

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The Funds recognized realized gains/(losses) from written options contracts during the six-month period ended January 31, 2009 as indicated in the table below:

Fund	Gains/(Losses)

International & Global
Janus Adviser International Forty Fund	$(2,968)

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the six-month period ended January 31, 2009 is indicated in the tables below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Adviser International Forty Fund
Options outstanding at July 31, 2008	–	$–
Options written	10	13,570
Options expired	–	–
Options closed	(10)	(13,570)
Options exercised	–	–

Options outstanding at January 31, 2009	–	$–

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own, or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio

Janus Adviser Series  January 31, 2009  71

Notes to Financial Statements (unaudited) (continued)

securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of a Fund’s short sales positions, other than short sales against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which a Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that a Fund may recognize upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted in each accompanying Schedule of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which are meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

72  Janus Adviser Series  January 31, 2009

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in a Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007.

Janus Adviser Series  January 31, 2009  73

Notes to Financial Statements (unaudited) (continued)

FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended, January 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Funds’ investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – quoted prices in active markets for identical securities.

Level 2 – prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of January 31, 2009 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedules of Investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

FASB Staff Position SFAS No. 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) is effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to

74  Janus Adviser Series  January 31, 2009

FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and has determined there is no impact on the Funds’ financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Fund.

	Average Daily Net	Management
Fund	Assets of Fund	Fee (%)

International & Global
Janus Adviser International Equity Fund	All Asset Levels	0.68%
Janus Adviser International Forty Fund	All Asset Levels	0.73%
Janus Adviser International Growth Fund	All Asset Levels	0.64%
Janus Adviser Global Research Fund	All Asset Levels	0.64%
Janus Adviser Worldwide Fund	All Asset Levels	0.60%

For Janus Adviser International Equity Fund, Janus Adviser International Forty Fund, Janus Adviser Global Research Fund and Janus Adviser Worldwide Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index

International & Global
Janus Adviser International Equity Fund	MSCI EAFE® Index
Janus Adviser International Forty Fund	MSCI All Country World ex-U.S.SM
Janus Adviser Global Research Fund	MSCI World Growth IndexSM
Janus Adviser Worldwide Fund	MSCI World IndexSM

Only the base fee rate applied until February 2007 for Janus Adviser Worldwide Fund, December 2007 for Janus Adviser International Equity Fund and December 2008 for Janus Adviser Global Research Fund, and will apply until June 2009 for Janus Adviser International Forty Fund, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment)

The investment advisory fee paid to Janus Capital by each of the Funds listed above consists of two components: (i) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee”), plus or minus (ii) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Fund’s performance-based fee structure has been in effect for at least 12 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007 for Janus Adviser Worldwide Fund, December 2007 for Janus Adviser International Equity Fund, December 2008 for Janus Adviser Global Research Fund and will begin June 2009 for Janus Adviser International Forty Fund. No Performance Adjustment will be applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) against the cumulative investment record of the benchmark index, Janus Capital will apply the same Performance

Janus Adviser Series  January 31, 2009  75

Notes to Financial Statements (unaudited) (continued)

Adjustment (positive or negative) across each other class of shares of the Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statements of Operations reflects the Base Fee plus/minus any Performance Adjustment.

During the six-month period ended January 31, 2009, the following Funds recorded the Performance Adjustment as indicated in the table below:

Fund	Performance Adjustment

International & Global
Janus Adviser International Equity Fund	$27,079
Janus Adviser Worldwide Fund	(117,104)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Funds. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of a Fund’s actual distribution and service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least December 1, 2009 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Fund	Expense Limit %

International & Global
Janus Adviser International Equity Fund	1.25%
Janus Adviser International Forty Fund	1.25%
Janus Adviser International Growth Fund	0.73%
Janus Adviser Global Research Fund	1.00%
Janus Adviser Worldwide Fund	0.65%

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of January 31, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the six-month period ended January 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the

76  Janus Adviser Series  January 31, 2009

Deferred Plan during the six-month period ended January 31, 2009.

For the six-month period ended January 31, 2009, Janus Capital assumed $7,088 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $37,064 was paid by the Trust during the six-month period ended January 31, 2009. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the six-month period ended January 31, 2009, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent
Deferred
Fund (Class C Shares)	Sales Charge

International & Global
Janus Adviser International Equity Fund	$3,650
Janus Adviser International Growth Fund	10,884
Janus Adviser Global Research Fund	581
Janus Adviser Worldwide Fund	53

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the six-month period ended January 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

International & Global
Janus Adviser International Equity Fund	$4,832
Janus Adviser International Forty Fund	$187
Janus Adviser International Growth Fund	1,516
Janus Adviser Global Research Fund	70
Janus Adviser Worldwide Fund	82

A 2.00% redemption fee may be imposed on Class I Shares, Class R Shares and Class S Shares of Janus Adviser International Equity Fund, Janus Adviser International Growth Fund and Janus Adviser Worldwide Fund; and Class I Shares and Class S Shares of Janus Adviser International Forty Fund and Janus Adviser Global Research Fund held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by the Funds for the six-month period ended January 31, 2009 are indicated in the table below:

Fund	Redemption Fee

International & Global
Janus Adviser International Equity Fund	$42,674
Janus Adviser International Growth Fund	235,755
Janus Adviser Worldwide Fund	3,688

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

Janus Adviser Series  January 31, 2009  77

Notes to Financial Statements (unaudited) (continued)

During the six-month period ended January 31, 2009, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 1/31/09

Janus Cash Liquidity Fund LLC
Janus Adviser International Equity Fund	$5,096,000	$(4,033,000)	$148	$1,063,000
Janus Adviser International Forty Fund	93,000	(93,000)	5	–
Janus Adviser International Growth Fund	100,811,000	(7,156,000)	10,144	93,655,000
Janus Adviser Global Research Fund	305,000	(236,000)	10	69,000
Janus Adviser Worldwide Fund	4,360,000	(301,000)	498	4,059,000

	$110,665,000	$(11,819,000)	$10,805	$98,846,000

Janus Institutional Cash Management Fund - Institutional Shares
Janus Adviser International Equity Fund	$4,083,091	$(8,977,319)	$17,855	$–
Janus Adviser International Forty Fund	351,418	(398,724)	187	–
Janus Adviser International Growth Fund	12,034,081	(109,090,602)	226,290	–
Janus Adviser Global Research Fund	77,245	(175,044)	306	–
Janus Adviser Worldwide Fund	126,240	(126,240)	17	–

	$16,672,075	$(118,767,928)	$244,655	$–

Janus Institutional Money Market Fund - Institutional Shares
Janus Adviser International Equity Fund	$41,019,754	$(49,602,704)	$39,090	$–
Janus Adviser International Forty Fund	799,121	(869,821)	301	–
Janus Adviser International Growth Fund	370,469,250	(292,399,398)	626,988	78,069,852
Janus Adviser Global Research Fund	1,827,992	(1,827,992)	1,213	–
Janus Adviser Worldwide Fund	9,379,055	(7,502,760)	12,928	1,876,295

	$423,495,171	$(352,202,675)	$680,520	$79,946,147

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the six-month period ended January 31, 2009, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 8/1/08	Purchases	Purchases	Redemptions	Redemption	at 1/31/09

International & Global
Janus Adviser International Equity Fund - Class A Shares	$10	$–	–	$–	–	$10
Janus Adviser International Equity Fund - Class C Shares	10	–	–	–	–	10
Janus Adviser International Equity Fund - Class I Shares	10	–	–	–	–	10
Janus Adviser International Equity Fund - Class R Shares	500,000	–	–	–	–	500,000
Janus Adviser International Equity Fund - Class S Shares	10	–	–	–	–	10
Janus Adviser International Forty Fund - Class A Shares	250,000	–	–	–	–	250,000
Janus Adviser International Forty Fund - Class C Shares	250,000	–	–	–	–	250,000
Janus Adviser International Forty Fund - Class I Shares	250,000	–	–	–	–	250,000
Janus Adviser International Forty Fund - Class S Shares	250,000	–	–	–	–	250,000
Janus Adviser Global Research Fund - Class A Shares	500,000	–	–	–	–	500,000
Janus Adviser Global Research Fund - Class C Shares	500,000	–	–	–	–	500,000
Janus Adviser Global Research Fund - Class I Shares	500,000	–	–	–	–	500,000
Janus Adviser Global Research Fund - Class S Shares	500,000	–	–	–	–	500,000
Janus Adviser Worldwide Fund - Class I Shares	11	–	–	–	–	11
Janus Adviser Worldwide Fund - Class R Shares	11	–	–	–	–	11

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment

78  Janus Adviser Series  January 31, 2009

securities for federal income tax purposes as of January 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation/(Depreciation)

International & Global
Janus Adviser International Equity Fund	$148,454,193	$3,264,995	$(44,062,756)	$(40,797,761)
Janus Adviser International Forty Fund	2,094,639	51,303	(639,247)	(587,944)
Janus Adviser International Growth Fund	1,963,303,539	84,942,739	(778,371,451)	(693,428,712)
Janus Adviser Global Research Fund	5,337,081	45,776	(1,787,010)	(1,741,234)
Janus Adviser Worldwide Fund	115,050,794	2,830,221	(49,018,430)	(46,188,209)

Net capital loss carryovers as of July 31, 2008 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

		Accumulated
Fund	July 31, 2011	Capital Losses

International & Global
Janus Adviser Worldwide Fund(1)	$(86,946,737)	$(86,946,737)

(1)	Capital loss carryovers subject to annual limitations.

During the year ended July 31, 2008, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Capital Loss
Fund	Carryover Utilized

International & Global
Janus Adviser Worldwide Fund	$26,391,673

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Notes to Financial Statements (unaudited) (continued)

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended January 31, 2009 (unaudited)
and for each fiscal year or period ended July 31

		Class A Shares					Class C Shares
Fund	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

International & Global
Janus Adviser International Equity Fund	1.29%	1.28%	9.77%(2)	N/A	N/A	2.01%	2.04%	11.49%(2)	N/A	N/A	N/A
Janus Adviser International Forty Fund	8.18%	56.43%(3)	N/A	N/A	N/A	8.62%	52.96%(3)	N/A	N/A	N/A	N/A
Janus Adviser International Growth Fund	1.17%	0.98%	0.99%	1.04%	1.05%(4)	1.90%	1.75%	1.75%	1.77%	1.83%	1.74%
Janus Adviser Global Research Fund	6.00%	9.57%(6)	N/A	N/A	N/A	6.79%	12.96%(6)	N/A	N/A	N/A	N/A
Janus Adviser Worldwide Fund	1.02%	1.03%	1.06%	1.17%	0.95%(4)	1.74%	1.81%	1.83%	1.68%	1.74%	1.72%

(1)	The effect of non-recurring costs assumed by Janus Capital Management LLC (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements for all Funds except Janus Adviser International Equity Fund, Janus Adviser International Forty Fund, and Janus Adviser Global Research Fund and and was less than 0.01%.
(2)	Period from November 28, 2006 (inception date) through July 31, 2007.
(3)	Period from May 30, 2008 (inception date) through July 31, 2008.
(4)	Period from September 30, 2004 (inception date) through July 31, 2005.
(5)	Period from November 28, 2005 (inception date of I Shares) through July 31, 2006.
(6)	Period from November 28, 2007 (inception date) through July 31, 2008.

80  Janus Adviser Series  January 31, 2009

	Class I Shares				Class R Shares					Class S Shares
2009(1)	2008(1)	2007(1)	2006(1)	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

0.98%	1.19%	2.40%(2)	N/A	1.73%	2.07%	11.43%(2)	N/A	N/A	1.48%	1.54%	11.01%(2)	N/A	N/A	N/A

7.39%	73.31%(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.90%	50.69%(3)	N/A	N/A	N/A	N/A

0.71%	0.69%	0.73%	0.75%(5)	1.46%	1.43%	1.46%	1.52%	1.50%(4)	1.20%	1.18%	1.20%	1.24%	1.25%	1.25%

5.40%	11.45%(6)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	6.32%	12.57%(6)	N/A	N/A	N/A	N/A

0.59%	0.73%	0.80%	0.74%(5)	1.35%	1.48%	1.54%	1.46%	1.39%(4)	1.09%	1.23%	1.28%	1.19%	1.15%	1.22%

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Notes to Financial Statements (unaudited) (continued)

5.	Capital Share Transactions

	Janus Adviser		Janus Adviser		Janus Adviser		Janus Adviser
For the six-month period ended	International		International		International		Global Research		Janus Adviser
January 31, 2009 and the fiscal year ended	Equity Fund		Forty Fund		Growth Fund		Fund		Worldwide Fund
July 31, 2008 (all numbers in thousands)	2009	2008	2009	2008(1)	2009	2008	2009	2008(2)	2009	2008

Transactions in Fund Shares – Class A Shares:
Shares sold	3,942	6,613	67	35	2,305	5,580	103	304	5	93
Reinvested dividends and distributions	121	1	-	-	734	217	-	-	1	-
Shares repurchased	(3,309)	(289)	(4)	-	(2,128)	(1,775)	(231)	(7)	(23)	(32)
Net Increase/(Decrease) in Fund Shares	754	6,325	63	35	911	4,022	(128)	297	(17)	61
Shares Outstanding, Beginning of Period	6,395	70	35	-	5,773	1,751	297	-	78	17
Shares Outstanding, End of Period	7,149	6,395	98	35	6,684	5,773	169	297	61	78
Transactions in Fund Shares – Class C Shares:
Shares sold	731	1,484	10	27	473	1,875	25	90	6	17
Reinvested dividends and distributions	20	-	-	-	437	141	-	-	-	-
Shares repurchased	(361)	(97)	(1)	-	(1,216)	(640)	(13)	-	(10)	(7)
Net Increase/(Decrease) in Fund Shares	390	1,387	9	27	(306)	1,376	12	90	(4)	10
Shares Outstanding, Beginning of Period	1,462	75	27	-	3,870	2,494	90	-	40	30
Shares Outstanding, End of Period	1,852	1,462	36	27	3,564	3,870	102	90	36	40
Transactions in Fund Shares – Class I Shares:
Shares sold	2,874	4,508	110	73	4,318	2,393	389	82	73	1,259
Reinvested dividends and distributions	128	20	1	-	1,183	117	-	-	16	5
Shares repurchased	(1,920)	(589)	(22)	-	(1,269)	(542)	(105)	-	(80)	(280)
Net Increase/(Decrease) in Fund Shares	1,082	3,939	89	73	4,232	1,968	284	82	9	984
Shares Outstanding, Beginning of Period	5,938	1,999	73	-	3,069	1,101	82	-	989	5
Shares Outstanding, End of Period	7,020	5,938	162	73	7,301	3,069	366	82	998	989
Transactions in Fund Shares – Class R Shares:
Shares sold	7	17	N/A	N/A	720	1,289	N/A	N/A	5	10
Reinvested dividends and distributions	1	-	N/A	N/A	232	28	N/A	N/A	-	-
Shares repurchased	(1)	(1)	N/A	N/A	(325)	(280)	N/A	N/A	(6)	(4)
Net Increase/(Decrease) in Fund Shares	7	16	N/A	N/A	627	1,037	N/A	N/A	(1)	6
Shares Outstanding, Beginning of Period	66	50	N/A	N/A	1,356	319	N/A	N/A	20	14
Shares Outstanding, End of Period	73	66	N/A	N/A	1,983	1,356	N/A	N/A	19	20
Transactions in Fund Shares – Class S Shares:
Shares sold	173	682	-	25	5,801	12,204	-	50	218	623
Reinvested dividends and distributions	4	-	-	-	5,124	1,511	-	-	23	6
Shares repurchased	(139)	(440)	-	-	(8,190)	(9,713)	-	-	(656)	(1,416)
Net Increase/(Decrease) in Fund Shares	38	242	-	25	2,735	4,002	-	50	(415)	(787)
Shares Outstanding, Beginning of Period	295	53	25	-	25,916	21,914	50	-	3,001	3,788
Shares Outstanding, End of Period	333	295	25	25	28,651	25,916	50	50	2,586	3,001

(1)	Period from May 30, 2008 (inception date) through July 31, 2008
(2)	Period from November 28, 2007 (inception date) through July 31, 2008.

6.	Purchases and Sales of Investment Securities

For the six-month period ended January 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

82  Janus Adviser Series  January 31, 2009

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

International & Global
Janus Adviser International Equity Fund	$161,230,510	$125,603,828	$–	$–
Janus Adviser International Forty Fund(1)	2,462,460	1,185,799	–	–
Janus Adviser International Growth Fund	503,120,269	616,441,232	–	–
Janus Adviser Global Research Fund(2)	5,151,704	3,540,431	–	–
Janus Adviser Worldwide Fund	2,562,734	17,887,508	–	–

(1)	Period from May 30, 2008 (inception date) through July 31, 2008.
(2)	Period from November 28, 2008 (inception date) through July 31, 2008.

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State

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Notes to Financial Statements (unaudited) (continued)

of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

84  Janus Adviser Series  January 31, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Funds’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Adviser Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the seven Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Janus Adviser Worldwide Growth Fund, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Fund performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to

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Additional Information (unaudited) (continued)

benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Janus Adviser Worldwide Growth Fund, the Trustees considered the continuing underperformance of the Fund, and requested that Janus Capital consider additional steps to improve long-term Fund performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was

86  Janus Adviser Series  January 31, 2009

below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively and the transfer agent receives compensation from certain Funds or certain share classes for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders, except that with respect to Janus Adviser Worldwide Growth Fund, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Fund performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Fund subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Funds’ shareholders.

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Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2008. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

88  Janus Adviser Series  January 31, 2009

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

Janus Adviser Series  January 31, 2009  89

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

90  Janus Adviser Series  January 31, 2009

Notes

Janus Adviser Series  January 31, 2009  91

Notes

92  Janus Adviser Series  January 31, 2009

Notes

Janus Adviser Series  January 31, 2009  93

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Modular Portfolio Construction®
Janus Adviser Modular Portfolio Construction® Fund invests in a diversified portfolio of underlying Janus mutual funds and securities. The Fund utilizes Janus Capital’s Modular Portfolio Construction process to allocate assets across the following three asset categories: CORE, ALPHA and ALTERNATIVE. The Fund is unique in its combination of funds and securities that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Funds distributed by Janus Distributors LLC (2/09)

C-309-062	108-24-400 03-09

2009 Semiannual Report
Janus Adviser Series

Alternative
Janus Adviser Long/Short Fund
Janus Adviser Global Real Estate Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Adviser Series

Useful Information About Your Fund Report	1
Management Commentary and Schedules of Investments
Alternative
Long/Short Fund	2
Global Real Estate Fund	17
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	29
Notes to Schedules of Investments	34
Notes to Financial Statements	36
Additional Information	55
Explanations of Charts, Tables and Financial Statements	58

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was January 31, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from August 1, 2008 to January 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, to certain limits until at least December 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series  January 31, 2009  1

Janus Adviser Long/Short Fund (unaudited)
(closed to new investors)

Fund Snapshot
The fund seeks to capitalize on global opportunities, utilizing both long and short positions to seek to deliver strong risk-adjusted returns over time.

David Decker
lead co-portfolio manager

Daniel Riff
co-portfolio manager

Thank you for your continued investment in the Janus Adviser Long/Short Fund. During the period ending January 31, 2009, the Fund’s S shares had a return of -14.60%, substantially outperforming the -33.95% return of the S&P 500® Index, the Fund’s primary benchmark. As we have discussed in the past, while the primary benchmark is the S&P 500® Index, the goal of the Fund is to preserve capital and to generate positive absolute returns over time. As we will discuss, this period proved to be one of the most severe dislocations in history for global markets for virtually every asset class. While we are never pleased to generate negative returns in any period, investment performance must be measured in years, not months. We are confident that our stock picking, both on the long and short side, will allow the Fund to take advantage of the many opportunities that the panic of the last six months could ultimately provide.

How Did We Get Here?

We thought it might be helpful to give some context around our views of how this crisis metastasized globally.

As we consider the past six months, the market downturn that took place before September 2008 had been for the most part rational and orderly and appeared to be properly reflective of a serious unwind of the significant housing bubble built over the previous decade. A recession in the U.S. was obviously occurring, and we believe the market was beginning to come to grips with its magnitude and duration. However, on September 15, 2008, Lehman Brothers declared bankruptcy, the credit markets froze, and global debt and equity markets began a sickening collapse that we believe has resulted in the prospect for a substantially worse economic recession than likely would have occurred otherwise.

Combining the tremendous negative wealth effect from collapsing home values with the recent collapse in equity market values has resulted in a destruction of wealth that has left consumers with no choice but to substantially alter their spending behavior. More and more companies we speak with observe that business simply froze in mid September and has yet to return. Faced with declining profits from the reduction in consumer spending, companies have reduced their costs by reducing personnel, further weakening consumer spending and the economy. This is why the unemployment level is so important to the economic picture – without the consumer, there is no economy.

It is our view that the problems we face today stem from the collapse of the housing bubble and the poor (or complete lack of) underwriting of credit that fueled it. Laying blame for the U.S. housing bubble is an essay in itself, but suffice it to say that blame does not reside at the feet of any one constituency; investment banks created the conduit that magnified the impact of inept and unscrupulous mortgage brokers, greedy speculators, careless homebuyers and bad government policy. Many share the blame; unfortunately everyone shares its costs.

Of those constituencies listed that bear the blame, we believe the investment banks made a bad situation much worse than it would have been by magnifying the problem through the securitization of mortgages using excessive leverage. This creative financial engineering took what might have been a domestic credit issue and exported it globally, contributing to the massive destabilization of the today’s global financial system. As the crisis has intensified globally, governments around the world have been forced to attempt to mollify a situation quickly spiraling out of control. Some have argued that any government action interferes with the natural course of markets and assert that to correct the problems that lead to a crisis, the global financial system needs a crash to “cleanse the system of excess.” We could not disagree more. Corrections cleanse the system but crashes eviscerate the system. By definition, a crash is a result of panic, and panic can lead to destructive and often permanent negative consequences. We believe that global government intervention in this situation continues to be vital even if bad decisions were made (and we believe many were), in order to mitigate the exceedingly dangerous and often permanent damage resulting from financial panic.

Though effective and coordinated government action is and continues to be necessary, oftentimes government decisions can make a bad situation worse. In our view, two important decisions – allowing Lehman to file for bankruptcy and unilaterally banning short-selling on a large number of companies – made the economic situation substantially worse and have left the global financial market in a very precarious position.

2  Janus Adviser Series  January 31, 2009

(unaudited)

Lehman Brothers’ bankruptcy on September 15, 2008, had a number of very important implications, the most critical of which was to show what can happen to a global financial system built on trust when trust disappears. When Lehman was permitted to go bankrupt, one of the unintended consequences was that money market funds suddenly were forced to “break the buck,” meaning that investors that invested in the perceived safe-haven of money market funds found themselves facing a capital loss. The immediate effect was a global freeze in the extension of credit, as banks didn’t even trust other banks to make overnight loans. The amazing impact of this was that the short-term U.S. Treasury Bond began to yield roughly the equivalent of the yield of cash under one’s mattress, i.e. zero. It is important to understand that in the financial world, nothing works in isolation. When investors fear for the safety of supposedly risk-less investments, such as money market funds, the result is excess demand for one of the only truly historically safe investments in the world, the U.S. Treasury Bill. However, the impact of excessive demand for the safety of U.S. Treasuries resulted in demand for the U.S. dollar. This also meant a sudden reduction in demand for those currencies that were being sold in order to buy U.S. dollars, which then had very negative implications for those companies and economies globally that were exposed to the violent moves in those currencies. Very quickly, the U.S. housing crisis became even more global.

The second important policy decision impacting the global markets was the U.S. Security and Exchange Commission’s (SEC) decision to ban short selling in approximately 800 U.S. companies. Unfortunately, countries around the world looking to the U.S. as an example for rational behavior, followed suit, eliminating from the markets an important counter-veiling force to excessive market enthusiasm. As managers that engage in short selling, it is important for us to convey our thoughts about this topic. Short selling, when conducted ethically and legally, is an important tool to hedge risk and express differing views; we firmly believe that opinions do not cause stocks to go up or down, company results do. By vilifying ethical and legal short selling, the efficiency of markets is hamstrung, which invariably leads to increased market volatility. Believing that a company is overvalued and is likely to decline in price is not unethical and in fact offers an important governor on excessive investor enthusiasm.

On the other hand, naked short selling, which involves shorting a position the investor has no intention of borrowing, as well as manipulative short selling, designed to create a so called “bear hug” (the strategy of creating a self-fulfilling negative downward spiral by virtue of relentless and excessive short selling), are both unethical and can be addressed through targeted rather than blanket government policy. In fact, we believe much of the bear hug activity that exists today could be addressed by reinstating the “uptick” rule, which forces short sellers to sell short on an uptick. The uptick rule was removed on July 6, 2007, based on six months of data from 2005, despite it being an effective tool to help prevent concentrated short selling since 1938.

We believe the extremely damaging decision to forbid short selling eliminated a completely legitimate tool to hedge risk by a number of investors, hedge funds included. While many may not shed a tear for the poor performance of hedge funds, the unfortunate consequence is that the horrible performance of a huge number of hedge funds, which once represented close to $2 trillion in assets, over the last few months has caused a massive request for redemptions in those funds, contributing to massive selling pressure in an already precarious market. Mass redemptions are the bane of well-functioning markets because they are generally based on emotion rather than on rational behavior. When someone yells “fire!” in a movie theater, rational behavior is abandoned for the sake of survival; when someone yells “redeem!” (whether out of a hedge fund or a mutual fund), the impact is the same. The goal is to get out before the next person, irrespective of the consequences.

Because of the highly complex nature of markets, it is impossible to offer simple cause and effect. However, we do believe that the combined effect of panic selling following the bankruptcy of Lehman and the impact of addressing problems with short selling through a blanket ban on the activity, magnified the extent of the problem, rather than enabling a solution. Markets are made up of individuals and therefore the emotions that drive individuals also drive the markets. Just as bubbles are built on the greed and complacency of market participants, so too are crashes built on the fear and panic of the same players.

This brings us to where we stood at the end of the period. Unfortunately, there has been a global feedback loop that continued to spiral economies downward making it difficult to cause a bottom. The export driven economies of Asia began to suffer substantially as western and eastern Europe spiraled into their own severe recessions. Furthermore, the ongoing global de-leveraging continued to drive asset prices down, further worsening the economic picture. In the face of this, it is very difficult for us to be optimistic about a turn-around in economic growth any time in the near future. That said, the real question in our view is not whether everyone agrees we are in a difficult economy, it is whether the market has adequately

Janus Adviser Series  January 31, 2009  3

Janus Adviser Long/Short Fund (unaudited)

discounted the magnitude of the downturn. Fortunately, as a Fund that can express both positive and negative views of companies, we can capitalize on both the wealth creation as well as the wealth destruction of different companies.

Performance

While we clearly lost money on many of our long positions, there is an important distinction between a permanent and temporary loss of capital. A permanent loss of capital typically comes from a mistake in analysis, such as Coventry Health Care, where we failed to realize the company’s cost structure was not as well controlled as we had believed. In such a case we sell the position and look for a new opportunity. A temporary loss of capital typically comes from the stock going down for reasons we think are not reasonable, such as Anheuser-Busch InBev (formerly InBev), following InBev’s purchase of Anheuser-Busch. We believe the market failed to understand the magnitude of the synergies that could be achieved by putting a highly cost conscious management team in charge of what we consider to be the extraordinarily valuable assets of Anheuser-Busch. Rather than selling, we substantially increased our position, which proved to be a very profitable decision for the Fund late in the period. As investors, our strategy has always been to try and take advantage of the human behavior of excessive fear of risk by buying when others are selling. The markets, driven by fear and forced redemption, may mark down the public trading value of a company, but as long as the intrinsic value has not changed by the same degree, we view it as a temporary loss of capital and will endeavor to capitalize on the situation by buying rather than selling.

A large exposure to natural gas stocks has also been very costly to the performance of our long positions. While natural gas has recently been in over-supply, causing natural gas prices to substantially decline, recent reductions in rig count will, we believe, bring the market back into a more balanced relationship between supply and demand. We then believe that our two natural gas stocks, Forest Oil and SandRidge Energy, will begin to be valued reflective of their underlying assets and not simply as a proxy for the short-term movements of natural gas prices. In other words, while the price of natural gas (or any commodity for that matter) always reflects the current relationship between supply and demand, we believe the true value of a company should be reflective of the cash flow it will generate over many years. We believe that these two companies are now valued reflective of a natural gas price that is unlikely to be this low for any reasonable period of time.

Lastly, several real estate holdings performed very poorly during the six-month period. In particular, Prologis, which is exposed to global development and global trade, suffered severely. While real estate in general has been substantially out of favor, the dividend yields and low valuations relative to conservative estimates of net asset value (NAV) have led us to conclude that while value may not express itself in the near-term, selling now would be the wrong decision.

We have made a decision not to discuss individual short decisions. We have generated very strong returns globally in areas such as financials, consumer products, technology, and retail. Our strategy on the short side is the opposite of that on the long. We are looking for companies that are valued too richly relative to the returns we believe they will generate. While we believe it is certainly easier to find these situations in this type of economic climate, we are confident that value destroying firms will continue to provide opportunity long after the global economies right themselves. We have been covering some of our better performing short positions because we believe most of the downside has been priced in and the risk/reward has become substantially less compelling.

Under existing market conditions, we continued to implement various hedging strategies using stock index call and put options in an attempt to protect against falling market values. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Where Are We Headed?

Unfortunately, we cannot say with conviction when the down cycle will end; we firmly believe that it will end, and when it does, it is vital to be invested. Because markets are driven by human behavior, they tend to overreact both positively and negatively. When the extremes are reached, the pendulum swings the other way, and generally does so before it is obvious as to why. When fear becomes pervasive, valuations typically become compelling, and we believe valuations are becoming compelling in many situations. That said, while we believe depressed market valuations are creating compelling long-term value opportunities, we are also still finding compelling short opportunities in businesses that we think will not create value for shareholders in any macroeconomic climate. Fortunately, companies create and destroy value in all economic environments and it is our job to identify those opportunities both on the long and the short side. Thank you again for your continued investment in Janus Adviser Long/Short Fund during these extraordinarily difficult times.

4  Janus Adviser Series  January 31, 2009

(unaudited)

Janus Adviser Long/Short Fund At A Glance

5 Top Performers – Holdings

Contribution

United States Oil	2.32%
Sirona Dental Systems, Inc.	1.20%
Urban Outfitters, Inc.	1.18%
Volkswagon A.G.	0.82%
CarMax, Inc.	0.80%

5 Bottom Performers – Holdings

Contribution

Forest Oil Corp.	-2.97%
Reliant Energy, Inc.	-2.63%
Volkswagon A.G.	-2.18%
Petroleo Brasileiro S.A. (ADR)	-2.04%
Owens-Illinois, Inc.	-1.92%

5 Top Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Telecommunication Services	0.00%	0.00%	3.46%
Other*	-0.01%	0.23%	0.00%
Information Technology	-0.70%	2.74%	15.94%
Consumer Staples	-1.23%	5.44%	12.60%
Health Care	-1.87%	5.67%	13.96%

5 Bottom Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	-14.06%	29.38%	13.96%
Energy	-7.72%	9.08%	13.46%
Utilities	-4.20%	8.66%	3.94%
Materials	-3.84%	4.80%	3.25%
Consumer Discretionary	-3.42%	11.41%	8.32%

*	Industry not classified by Global Industry Classification Standard

Janus Adviser Series  January 31, 2009  5

Janus Adviser Long/Short Fund (unaudited)

Top Country Allocations – Long Positions (% of Investment Securities)
As of January 31, 2009

Emerging markets comprised 7.7% of total net assets.

As of July 31, 2008

Emerging markets comprised 14.7% of total net assets.

Top Country Allocations – Short Positions (% of Securities Sold Short)
As of January 31, 2009

Emerging markets comprised 1.5% of total net assets.

As of July 31, 2008

Emerging markets comprised 0.5% of total net assets.

6  Janus Adviser Series  January 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009				Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Long/Short Fund – Class A Shares

NAV	–14.52%	–23.89%	–0.06%	3.40%	3.40%(a)

MOP	–19.41%	–28.26%	–2.40%

Janus Adviser Long/Short Fund – Class C Shares

NAV	–14.89%	–24.49%	–0.82%	4.18%	4.20%(a)

CDSC	–15.73%	–25.24%	–0.82%

Janus Adviser Long/Short Fund – Class I Shares	–14.44%	–23.72%	0.21%	3.14%	3.14%(b)

Janus Adviser Long/Short Fund – Class R Shares	–14.96%	–28.04%	–2.71%	4.13%	4.91%(c)

Janus Adviser Long/Short Fund – Class S Shares	–14.60%	–24.03%	–0.24%	3.63%	3.68%(c)

S&P 500® Index	–33.95%	–38.63%	–14.03%

London Interbank Offered Rate (LIBOR)	1.22%	2.62%	4.13%

Lipper Quartile – Class S Shares	–	2nd	1st

Lipper Ranking – Class S Shares based on total returns for Long/Short Equity Funds	–	30/90	9/49

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares, and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

Janus Adviser Series  January 31, 2009  7

Janus Adviser Long/Short Fund (unaudited)

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

Annual expense ratios include dividends and interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Janus Adviser Long/Short Fund held approximately 7.39% of its assets in Indian securities as of January 31, 2009 and the Fund may have experienced significant gains or losses due, in part, to its investments in India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

The Fund commenced operations on August 1, 2006. The performance shown for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares reflects the performance of the Fund’s respective class from August 1, 2006 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

August 3, 2006 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – August 1, 2006

8  Janus Adviser Series  January 31, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$775.70	$15.89

Hypothetical (5% return before expenses)	$1,000.00	$1,007.31	$17.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$767.30	$18.98

Hypothetical (5% return before expenses)	$1,000.00	$1,003.73	$21.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$778.60	$14.44

Hypothetical (5% return before expenses)	$1,000.00	$1,008.97	$16.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$731.30	$18.90

Hypothetical (5% return before expenses)	$1,000.00	$1,003.38	$21.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$853.10	$17.56

Hypothetical (5% return before expenses)	$1,000.00	$1,006.25	$19.01

†	Expenses are equal to the annualized expense ratio of 3.55% for Class A Shares, 4.26% for Class C Shares, 3.22% for Class I Shares, 4.33% for Class R Shares and 3.76% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  January 31, 2009  9

Janus Adviser Long/Short Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares/Principal/Contract Amounts		Value

Common Stock – 75.5%
Aerospace and Defense – 2.5%
39,685	Lockheed Martin Corp.	$3,255,757
101,045	Northrop Grumman Corp.	4,862,286
197,040	Spirit Aerosystems Holdings, Inc.*	2,679,744
		10,797,787
Airlines – 1.5%
685,580	UAL Corp.*	6,471,875
Athletic Footwear – 0.2%
29,346	Adidas – Salomon A.G.	1,019,552
Automotive – Cars and Light Trucks – 0.2%
37,602	BMW A.G.*	893,436
Brewery – 5.5%
780,976	Anheuser-Busch InBev N.V. – VVPR Strips	3,998
958,503	InBev N.V.	24,377,848
		24,381,846
Building – Mobile Home and Manufactured Homes – 0.2%
68,490	Thor Industries, Inc.	724,624
Building Products – Cement and Aggregate – 0.5%
290,957	Cemex S.A. de C.V. (ADR)*	2,266,555
Casino Hotels – 0.4%
62,565	Wynn Resorts, Ltd.*	1,881,955
Chemicals – Diversified – 0.3%
16,261	Wacker Chemie A.G.	1,167,777
Closed-End Funds – 0.7%
353,030	Calamos Convertible Opportunities & Income Fund	3,226,694
Commercial Banks – 3.0%
142,907	ICICI Bank, Ltd.	1,200,174
497,882	ICICI Bank, Ltd. (ADR)	8,205,095
63,532	Julius Baer Holding, Ltd.	1,888,092
134,508	Standard Chartered PLC	1,702,633
		12,995,994
Commercial Services – 0.5%
447,484	Aercap Holdings N.V. (U.S. Shares)*	2,183,722
Commodity – 0.4%
16,900	streetTracks Gold Trust*	1,543,139
Containers – Metal and Glass – 2.4%
546,362	Owens-Illinois, Inc.*	10,380,878
Diagnostic Kits – 0%
649,530	Trinity, Ltd. (Private Placement)*,°° ,§	126,488
Distribution/Wholesale – 0.2%
53,600	Canon Marketing Japan, Inc.	786,593
Diversified Minerals – 0.2%
212,670	Teck Cominco, Ltd. – Class B	822,433
Diversified Operations – 1.0%
55,705	Illinois Tool Works, Inc.	1,819,326
59,105	Tyco International, Ltd.	1,242,387
637,200	YTL Corporation Berhad	1,231,388
		4,293,101
E-Commerce/Services – 0.6%
233,790	eBay, Inc.*	2,810,156
Electric – Generation – 2.1%
2,443,793	National Thermal Power Corporation, Ltd.*	9,409,153
Electric – Integrated – 0.6%
1,700,930	Tenaga Nasional Berhad	2,765,338
Electric – Transmission – 1.3%
3,261,750	Power Grid Corporation of India Ltd.	5,820,360
Finance – Consumer Loans – 4.2%
1,596,325	SLM Corp.*	18,277,921
Finance – Investment Bankers/Brokers – 1.2%
65,085	Goldman Sachs Group, Inc.	5,254,312
Financial Guarantee Insurance – 0.3%
141,450	Assured Guaranty, Ltd.	1,079,264
Food – Retail – 0.5%
447,657	Tesco PLC	2,318,163
Forestry – 2.0%
281,074	Plum Creek Timber Company, Inc.	8,648,647
Independent Power Producer – 3.8%
500,430	NRG Energy, Inc.*	11,690,045
1,014,755	Reliant Energy, Inc.*	5,165,103
		16,855,148
Internet Security – 0.6%
163,840	Symantec Corp.*	2,511,667
Investment Companies – 1.6%
1,106,926	Australian Infrastructure Fund	1,212,643
18,200	iShares iBoxx $ High Yield Corporate Bond Fund	1,369,368
55,900	Market Vectors – Steel Index Fund	1,577,498
31,100	ProShares UltraShort 20+ Year Treasury	1,486,580
24,200	ProShares UltraShort Lehman 7-10 Year Treasury	1,363,912
		7,010,001
Investment Management and Advisory Services – 0.7%
1,088,800	GP Investments, Ltd. (BDR)*	3,004,881
Machinery – Construction and Mining – 0.3%
107,895	Terex Corp.*	1,277,477
Medical – Biomedical and Genetic – 0.9%
69,730	Amgen, Inc.*	3,824,691
Medical – HMO – 0.7%
114,315	UnitedHealth Group, Inc.	3,238,544
Medical Products – 1.3%
32,535	Baxter International, Inc.	1,908,178
100,215	Covidien, Ltd.	3,842,243
		5,750,421
Metal Processors and Fabricators – 0.8%
177,137	Bharat Forge, Ltd.	303,259
49,040	Precision Castparts Corp.	3,185,148
		3,488,407
Multi-Line Insurance – 1.2%
118,715	ACE, Ltd. (U.S. Shares)	5,183,097
Multimedia – 6.0%
1,448,983	Liberty Media Corp. – Entertainment – Class A*	26,588,838

See Notes to Schedules of Investments and Financial Statements.

10  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares/Principal/Contract Amounts		Value

Oil Companies – Exploration and Production – 4.9%
47,447	Devon Energy Corp.	$2,922,735
745,780	Forest Oil Corp.*	11,186,700
63,840	Occidental Petroleum Corp.	3,482,472
2,600	OGX Petroleo e Gas Participacoes S.A.*,**	616,645
482,175	SandRidge Energy, Inc.*	3,211,286
		21,419,838
Paper and Related Products – 0.2%
25,985	Aracruz Celulose S.A. (ADR)**	218,014
68,135	Votorantim Celulose e Papel S.A.(ADR)*,**	395,183
		613,197
Pipelines – 2.5%
147,609	Enbridge, Inc.	4,846,036
145,123	Kinder Morgan Management LLC*	6,308,497
		11,154,533
Property and Casualty Insurance – 0.4%
8,020	White Mountains Insurance Group, Ltd.	1,936,830
Real Estate Management/Services – 1.6%
740,325	CB Richard Ellis Group, Inc. – Class A*	2,665,170
34,445	Jones Lang LaSalle, Inc.	813,246
273,000	Mitsubishi Estate Company, Ltd.	3,569,011
		7,047,427
Real Estate Operating/Development – 6.1%
2,638,000	CapitaLand, Ltd.	4,134,493
1,262,753	Forestar Real Estate Group, Inc.*	14,079,695
363,240	St. Joe Co.*	8,735,922
		26,950,110
Reinsurance – 0.6%
935	Berkshire Hathaway, Inc. – Class B*	2,794,715
REIT – Diversified – 0.5%
38,300	Vornado Realty Trust	1,946,023
REIT – Mortgage – 0.1%
486,970	Gramercy Capital Corp.	579,494
REIT – Regional Malls – 0.6%
64,490	Simon Property Group, Inc.	2,771,780
REIT – Warehouse/Industrial – 2.7%
1,189,473	ProLogis	11,906,625
Resorts and Theme Parks – 2.5%
467,615	Vail Resorts, Inc.*	10,904,782
Retail – Major Department Stores – 0.1%
133,276	Pantaloon Retail India, Ltd.	435,825
		435,825
Semiconductor Components/Integrated Circuits – 0.7%
859,355	Atmel Corp.	2,870,246
1	Taiwan Semiconductor Manufacturing Company, Ltd.*	1
		2,870,247
Toys – 0.6%
9,000	Nintendo Company, Ltd.	2,769,149
Transportation – Railroad – 0.2%
23,595	CSX Corp.	683,311
Transportation – Services – 0.3%
2,007,001	Asciano Group	1,385,518
Wireless Equipment – 0.5%
29,610	QUALCOMM, Inc.	1,023,026
160,537	Telefonaktiebolaget L.M. Ericsson – Class B	1,282,893
		2,305,919

Total Common Stock (cost $516,233,162)		331,556,258

Preferred Stock – 0.2%
Steel – Producers – 0.2%
78,650	Usinas Siderurgicas de Minas Gerais S.A.** (cost $967,873)	978,801

Corporate Bonds – 2.1%
Apparel Manufacturers – 0.3%
$1,500,000	Levi Strauss & Co., 9.7500% due 1/15/15	1,237,243
Building Products – Cement and Aggregate – 0.4%
2,500,000	Texas Industries, Inc., 7.2500% due 7/15/13 (144A)	1,889,425
Quarrying – 0.2%
1,000,000	Vulcan Materials Co., 7.0000% due 6/15/18	828,760
REIT – Diversified – 0.8%
4,566,000	Vornado Realty Trust, 2.8500% convertible bond due 4/1/27	3,423,419
REIT – Warehouse/Industrial – 0.4%
3,032,000	Prologis, 2.2500% convertible bond due 4/1/37	1,588,096

Total Corporate Bonds (cost $8,752,243)		8,966,943

Purchased Options – Calls – 1.7%
750	ArcelorMittal expires December 2009 exercise price $18.00	388,303
3,000	Cadence Design Systems, Inc. expires January 2010 exercise price $5.00	210,000
2,381	Chicago Board Options Exchange S&P 500 Volatility Index expires February 2009 exercise price $42.50	1,357,170
1,000	Freeport-McMoRan Copper & Gold, Inc. expires January 2011 (LEAPS) exercise price $22.50	1,140,000
1,250	Masco Corp expires January 2010 exercise price $7.50	231,250
1,400	MEMC Electronic Materials, Inc. (LEAPS) expires January 2011 exercise price $10.00	956,200
2,500	NVIDIA Corp. (LEAPS) expires January 2011 exercise price $7.50	812,500
250	PowerShares QQQQ expires January 2010 exercise price $30.00	96,250
2,222	S&P 500® Index expires April 2009 exercise price $1,100.00	75,548

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  11

Janus Adviser Long/Short Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares/Principal/Contract Amounts		Value

Purchased Options – Calls – (continued)
20	S&P 500® Index (LEAPS) expires December 2010 exercise price $850.00	$279,200
400	SPDR Gold Shares expires January 2010 exercise price $84.00	732,000
516	St. Joe Co. (LEAPS) expires January 2010 exercise price $30.00	159,960
1,000	United States Oil (LEAPS) expires January 2011 exercise price $35.00	860,000
800	Western Digital Corp. expires July 2009 exercise price $12.50	336,000

Total Purchased Options – Calls (premiums paid $9,022,435)		7,634,381

Purchased Options – Puts – 3.4%
3,244	iShares MSCI EAFE Index expires March 2009 exercise price $40.00	973,200
12,891	iShares MSCI EAFE Index expires March 2009 exercise price $35.00	1,650,048
8,111	iShares MSCI EAFE Emerging Markets Index expires March 2009 exercise price $21.00	1,127,429
10,740	iShares MSCI EAFE Emerging Markets expires March 2009 exercise price $20.00	1,170,660
493	S&P 500® Index March 2009 exercise price $825.00	2,366,400
3,222	S&P 500® Index expires March 2009 exercise price $750	7,661,916

Total Purchased Options – Puts (premiums paid $21,225,828)		14,949,653

Total Investments (total cost $556,201,541) – 82.9%		364,086,036

Securities Sold Short – (52.5)%
Common Stock – (52.5)%
Agricultural Operations – (0.7)%
69,275	Bunge, Ltd.	(2,974,668)
Apparel Manufacturers – (1.9)%
83,479	Hermes International*	(8,418,001)
Athletic Footwear – (0.2)%
538,000	Yue Yuen Industrial Holdings, Ltd.	(983,500)
Audio and Video Products – (0.3)%
64,000	Sony Corp.	(1,237,844)
Automotive – Cars and Light Trucks – (0.5)%
78,983	DaimlerChrysler A.G.	(2,215,350)
Automotive – Truck Parts and Equipment – Original – 0%
175,085	American Axle & MFG Holdings	(190,844)
Brewery – (0.4)%
51,948	Carlsberg A/S – Class B	(1,715,596)
Building – Heavy Construction – (0.4)%
60,347	Grupo Ferrovial	(1,604,396)
Building and Construction – Miscellaneous – (0.2)%
53,055	Layne Christensen Co.*	(837,208)
Building and Construction Products – Miscellaneous – (0.4)%
96,765	Simpson Manufacturing Co., Inc.	(1,942,074)
Casino Services – (0.1)%
50,165	International Game Technology	(531,749)
Cellular Telecommunications – (0.4)%
1,716,000	China Unicom Hong Kong, Ltd.	(1,586,686)
Chemicals – Specialty – (0.2)%
1,210	Givaudan S.A.*	(820,557)
Coffee – (0.2)%
24,490	Green Mountain Coffee Roasters, Inc.*	(936,987)
Commercial Banks – (6.3)%
197,056	Commonwealth Bank of Australia	(3,318,102)
175,580	Deutsche Bank A.G.	(4,580,095)
544,113	Erste Bank der Oesterreichischen Sparkassen A.G.	(8,201,182)
5,581,120	VTB Bank OJSC (GDR)*	(6,641,533)
506,867	Westpac Banking Corporation, Ltd.	(4,975,080)
		(27,715,992)
Commercial Services – Finance – (2.3)%
474,415	Moody’s Corp.	(10,161,969)
Computers – Memory Devices – (0.2)%
83,625	Data Domain, Inc.*	(1,088,797)
Dental Supplies and Equipment – (1.3)%
468,825	Sirona Dental Systems, Inc.*	(5,630,588)
Distribution/Wholesale – (2.5)%
268,055	Fossil, Inc.*	(3,093,355)
298,390	Pool Corp.	(4,729,481)
27,845	W.W. Grainger, Inc.	(2,031,293)
36,155	Watsco, Inc.	(1,194,923)
		(11,049,052)
Diversified Operations – (1.5)%
1,649,400	Bombardier, Inc.	(5,113,584)
155,085	Textron, Inc.	(1,400,418)
		(6,514,002)
Electronic Measuring Instruments – (0.3)%
53,295	FLIR Systems, Inc.*	(1,330,776)
Enterprise Software/Services – (1.4)%
158,985	Concur Technologies, Inc.*	(3,925,340)
158,120	Ultimate Software Group, Inc.*	(2,177,312)
		(6,102,652)
Finance – Credit Card – (0.3)%
174,275	Discover Financial Services	(1,246,066)
Food – Miscellaneous/Diversified – (0.2)%
20,945	Groupe Danone	(1,077,149)
Garden Products – (0.2)%
35,425	Toro Co.	(1,048,934)
Internet Applications Software – (1.0)%
727,380	Tencent Holdings, Ltd.	(4,450,605)

See Notes to Schedules of Investments and Financial Statements.

12  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares/Principal/Contract Amounts		Value

Internet Security – (0.2)%
33,105	McAfee, Inc.*	$(1,009,371)
Investment Companies – (9.1)%
400,800	Financial Select Sector	(3,703,392)
195,300	iShares Dow Jones U.S. Broker Dealers Index Fund	(3,532,977)
25,600	iShares Dow Jones U.S. Financial Sector Index Fund	(882,944)
46,400	iShares Dow Jones U.S. Industrial Sector Index Fund	(1,776,656)
122,700	iShares Dow Jones U.S. Insurance Index Fund	(2,294,490)
47,700	iShares Dow Jones U.S. Regional Banks Index Fund	(775,602)
325,793	iShares MSCI Emerging Markets Index Fund	(7,372,696)
45,000	iShares MSCI India ETF (U.S. Shares)*	(147,272)
45,400	iShares MSCI Mexico Investable Market Index Fund	(1,257,126)
255,400	iShares MSCI Taiwan Index Fund	(1,739,274)
1,960	iShares Russell 1000 Growth Index Fund	(68,796)
15,400	iShares Russell 2000 Growth Index Fund	(727,188)
32,500	iShares S&P Global Financials Sector Index Fund	(897,975)
34,600	iShares S&P Global Industrials Sector Index Fund	(1,075,022)
31,800	iShares S&P N.A.*	(954,636)
314,225	SPDR S&P Retail ETF	(6,177,663)
359,200	United States Natural Gas Fund LP*	(6,512,296)
		(39,896,005)
Machinery – Construction and Mining – (1.2)%
170,300	Caterpillar, Inc.	(5,253,755)
Machinery – Farm – (1.0)%
208,175	AGCO Corp.	(4,429,964)
Medical – Drugs – (1.2)%
132,905	Allergan, Inc.	(5,066,339)
Medical Labs and Testing Services – (1.7)%
188,195	Covance, Inc.*	(7,264,327)
Metal – Aluminum – (1.4)%
388,655	Alcoa, Inc.	(3,027,622)
6,684,000	Aluminum Corp. of China, Ltd.	(3,009,271)
		(6,036,893)
Motorcycle and Motor Scooter Manufacturing – (0.6)%
201,845	Harley-Davidson, Inc.	(2,458,472)
Multimedia – (1.7)%
367,671	Reuters Group PLC	(7,452,800)
Oil Refining and Marketing – (0.1)%
25,000	Western Refining, Inc.	(291,501)
Optical Supplies – (0.2)%
59,505	Luxottica Group S.P.A. (ADR)	(846,161)
Patient Monitoring Equipment – (0.3)%
47,400	Masimo Corp.*	(1,316,298)
Quarrying – (1.5)%
87,770	Compass Minerals International, Inc.	(5,281,121)
29,970	Vulcan Materials Co.	(1,482,316)
		(6,763,437)
Real Estate Operating/Development – (1.0)%
11,894,000	Agile Property Holdings, Ltd.	(4,585,666)
REIT – Diversified – (0.3)%
9,335	Unibail	(1,256,850)
Retail – Apparel and Shoe – 0%
252	Pou Sheng International Holdings, Ltd.*	(26)
Retail – Automobile – (1.5)%
773,452	CarMax, Inc.*	(6,396,448)
Retail – Jewelry – (1.4)%
705,205	Bulgari S.p.A.	(2,921,283)
27,350	Swatch Group A.G.	(3,055,513)
		(5,976,796)
Retail – Major Department Stores – (1.0)%
824,500	Lifestyle International Holdings, Ltd.	(665,246)
95,620	Sears Holdings Corp.*	(3,912,770)
		(4,578,016)
Retail – Pet Food and Supplies – (0.3)%
69,570	PETsMART, Inc.	(1,305,829)
Retail – Regional Department Stores – (0.1)%
1,226,000	Golden Eagle Retail Group, Ltd.	(652,720)
Retail – Restaurants – (0.2)%
40,059	Tim Hortons, Inc.	(984,250)
Retail – Sporting Goods – (1.1)%
831,942	Cabela’s, Inc.*	(4,667,195)
Schools – (0.5)%
5,565	ITT Educational Services, Inc.*	(681,768)
6,265	Strayer Education, Inc.	(1,355,934)
		(2,037,702)
Steel – Producers – (1.5)%
120,200	JFE Holdings, Inc.	(2,980,301)
933,000	Nippon Steel Corp.	(2,727,624)
54,300	Olympic Steel, Inc.	(861,741)
		(6,569,666)

Total Securities Sold Short (proceeds $299,252,935) – (52.5)%		(230,508,529)

Cash, Receivables and Other Assets, net of Liabilities** – 69.6%		305,769,276

Net Assets – 100%		$439,346,783

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  13

Janus Adviser Long/Short Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$2,598,161	0.7%
Belgium	24,381,846	6.7%
Bermuda	11,105,605	3.1%
Brazil	2,208,643	0.6%
Canada	5,668,469	1.6%
Germany	3,080,764	0.8%
Hong Kong	126,488	0.0%
India	25,373,866	7.0%
Japan	7,124,753	2.0%
Malaysia	3,996,726	1.1%
Mexico	2,266,555	0.6%
Netherlands	2,183,722	0.6%
Singapore	4,134,493	1.1%
Sweden	1,282,893	0.4%
Switzerland	7,071,189	1.9%
Taiwan	1	0.0%
United Kingdom	4,020,796	1.1%
United States	257,461,066	70.7%

Total	$364,086,036	100.0%

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Australia	$(8,293,183)	3.6%
Austria	(8,201,182)	3.6%
Bermuda	(3,958,194)	1.7%
Canada	(5,113,584)	2.2%
Cayman Islands	(5,768,571)	2.5%
Denmark	(1,715,596)	0.7%
France	(10,752,000)	4.7%
Germany	(6,795,445)	3.0%
Hong Kong	(9,181,623)	4.0%
Italy	(3,767,444)	1.6%
Japan	(6,945,769)	3.0%
Russia	(6,641,533)	2.9%
Spain	(1,604,396)	0.7%
Sweden	(3,876,070)	1.7%
United Kingdom	(7,452,800)	3.2%
United States	(140,441,139)	60.9%

Total	$(230,508,529)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency Value	Unrealized
Settlement Date	Units Sold	in U.S.$	(Loss)

Brazilian Real 2/6/09	2,600,000	$1,120,134	$(52,372)

Total		$1,120,134	$(52,372)

Schedule of Written Options – Calls	Value

ACE, Ltd. expires February 2009 348 contracts exercise price $50.00	$(24,360)
ACE, Ltd. expires March 2009 419 contracts exercise price $55.00	(23,045)
Chicago Board Operations Exchange S&P 500 Volatility Index expires February 2009 2,381 contracts exercise price $65.00	$(214,290)
Devon Energy Corp. expires April 2009 237 contracts exercise price $70.00	(75,840)
Freeport-McMoran Copper & Gold, Inc. (LEAPS) expires January 2011 1,000 contracts exercise price $50.00	(420,000)
Goldman Sachs Group, Inc. expires February 2009 292 contracts exercise price $75.00	(284,700)
Goldman Sachs Group, Inc. expires March 2009 179 contracts exercise price $95.00	(68,557)
ICICI Bank, Ltd. expires February 2009 5,000 contracts exercise price $17.50	(437,500)
Illinois Tool Works, Inc. expires June 2009 278 contracts exercise price $40.00	(25,020)
Jones Lang Lasalle, Inc. expires March 2009 172 contracts exercise price $30.00	(19,780)
Liberty Entertainment Group expires February 2009 1,164 contracts exercise price $20.00	(69,840)
Lockheed Martin Corp. expires February 2009 396 contracts exercise price $85.00	(57,420)
Northrop Grumman Corp. expires March 2009 165 contracts exercise price $50.00	(28,050)
NRG Energy, Inc. expires June 2009 99 contracts exercise price $27.50	(16,335)
NRG Energy, Inc. expires June 2009 3,203 contracts exercise price $27.50	(596,078)

See Notes to Schedules of Investments and Financial Statements.

14  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Value

Schedule of Written Options – Calls – (continued)
Occidental Petroleum Corp. expires March 2009 319 contracts exercise price $60.00	$(65,395)
Owens-Illinois, Inc. expires May 2009 1,683 contracts exercise price $25.00	(159,885)
Precision Castoarts Corp. expires March 2009 245 contracts exercise price $70.00	(63,700)
QUALCOMM, Inc. expires February 2009 148 contracts exercise price $37.50	(5,772)
S&P 500 Index® expires April 2009 741 contracts exercise price $950.00	(807,690)
S&P 500 Index® expires June 2009 1,481 contracts exercise price $950.00	(3,576,615)
Simon Property Group, Inc. expires February 2009 644 contracts exercise price $55.00	(10,948)
SLM Corp. expires February 2009 88 contracts exercise price $12.50	(4,840)
SPDR Gold Shares expires January 2010 400 contracts exercise price $105.00	(444,000)
Terex Corp. expires April 2009 539 contracts exercise price $17.50	(24,255)
Thor Industries, Inc. expires March 2009 342 contracts exercise price $12.50	(20,520)
Tyco International, Ltd. expires April 2009 295 contracts exercise price $25.00	(20,650)
UnitedHealth Group, Inc. expires February 2009 571 contracts exercise price $30.00	(28,550)
Vornado Realty Trust expires February 2009 383 contracts exercise price $55.00	$(68,174)

Total Written Options – Calls
(Premiums received $9,387,521)	$(7,661,809)

Schedule of Written Options – Puts
AGCO Corp. expires February 2009 2,081 contracts exercise price $20.00	$(275,733)
Apple, Inc. expires February 2009 294 contracts exercise price $80.00	(24,637)
Chicago Board Options Exchange S&P 500 Volatility Index expires February 2009 2,381 contracts exercise price $32.50	(59,525)
Concur Technologies, Inc. expires February 2009 1,017 contracts exercise price $30.00	(589,860)
Freeport-McMoran Copper & Gold, Inc. (LEAPS) expires January 2011 1,000 contracts exercise price $17.50	(540,000)
Luxottica Group S.p.A. expires February 2009 595 contracts exercise price $15.00	(78,838)
Masco Corp. expires January 2010 1,250 contracts exercise price $7.50	(281,250)
MEMC Electronic Materials, Inc. (LEAPS) expires January 2011 1,400 contracts exercise price $10.00	(413,000)
Moody’s Corp. expires February 2009 3,409 contracts exercise price $17.50	(187,495)
NVIDIA Corp. (LEAPS) expires January 2011 2,500 contracts exercise price $7.50	(647,500)
Olympic Steel, Inc. expires February 2009 543 contracts exercise price $17.50	(138,248)
Pool Corp. expires February 2009 2,983 contracts exercise price $15.00	$(223,725)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  15

Janus Adviser Long/Short Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Value

Schedule of Written Options – Puts – (continued)
S&P 500 Index® expires March 2009 322 contracts exercise price $650.00	$(283,360)
Sears Holdings Corp. expires February 2009 956 contracts exercise price $35.00	(108,984)
Simon Property Group, Inc. expires February 2009 500 contracts exercise price $35.00	(57,500)
Simon Property Group, Inc. expires February 2009 1,304 contracts exercise price $35.00	(185,168)
Simon Property Group, Inc. expires February 2009 569 contracts exercise price $40.00	$(142,250)
SPDR Gold Shares expires January 2010 400 contracts exercise price $70.00	(172,000)
United States Oil (LEAPS) expires January 2011 1,000 contracts exercise price $25.00	(700,000)

Total Written Options – Puts
(Premiums received $5,243,312)	$(5,109,073)

Total Return Swaps outstanding at January 31, 2009

	Notional	Return Paid	Return Received
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Unrealized Appreciation

Morgan Stanley Capital Services	$2,047,657	Formosa Chemicals & Fibre Corp.	1- month LIBOR minus 600 basis points	9/7/2010	$181,242

Morgan Stanley Capital Services	3,435,279	SK Telecom Co., Ltd.	1- month LIBOR minus 400 basis points	1/24/2011	38,841

Morgan Stanley Capital Services	2,945,512	Honam Petrochemical Corp.	1- month LIBOR minus 300 basis points	1/24/2011	33,266

					$253,349

See Notes to Schedules of Investments and Financial Statements.

16  Janus Adviser Series  January 31, 2009

Janus Adviser Global Real Estate Fund (unaudited)

Fund Snapshot
A fund focused on real estate and real estate-related companies which leverage Janus’ research team to seek opportunities across the globe.

Patrick Brophy
portfolio manager

Performance Overview

The six-month period ending January 31, 2009 was a very difficult one for global real estate; the Janus Global Real Estate Fund’s Class S Shares took a beating, falling 42.90%, but outperformed its benchmark, the FTSE EPRA/NAREIT Global® Real Estate Index, which tumbled 47.64%. For the trailing one-year period, the Fund posted a loss of 47.24%, significantly outperforming its benchmark, which fell 52.42%.

Market/Economic Comments

Overall, 2008 proved one of the worst years ever for listed property companies; the global index finished down nearly 48%, with the vast majority of its collapse occurring in an exceptionally volatile fourth quarter. And with a further 13% decline in January, the stinging sell-off continued into 2009.

The pain in the property sector has been widespread, as all of the key geographies – the U.S., U.K., Australia, Continental Europe, Hong Kong and Japan – lost at least one-third of their value in 2008. Leading the retreat was Australia, which saw its real estate companies combine for a 64% loss. Close on its heels were the U.K. and Hong Kong, with declines of 61% and 58%, respectively. The U.S. (-40%) and Japan (-34%) were relative bright spots. All of the key geographies also kicked off 2009 with negative returns in January.

Even more unprecedented than the recent losses was how quickly they occurred; the sector fell off a cliff in early October and plummeted unchecked over a dizzying 40 to 60 days; the vast majority of the staggering declines for both 2008 and the last six months came in this brief period. As with the broader markets, the catalysts were clearly the unraveling of the U.S. financial system and the resulting profound state of tortured unknown, which left investors in a mad scramble to determine just how potentially disastrous the ramifications of the U.S. meltdown would prove to the global economy. For the real estate sector, the most daunting negative, beyond the implications of a looming global slowdown, was the immediate freezing of the debt markets. Real estate is a capital intensive business; it requires leverage and, therefore, functioning credit markets. The prospect of limited or no ability to borrow hit hard, with more highly leveraged companies and those with short-term debt maturities leading the way down.

Portfolio Comments

For both the last six months and the year, the Fund benefited from good geographic allocation, most particularly its significant underweighting of the U.K. and Australia; unfortunately, outsized losses in several top holdings offset those gains. Given that we are first and foremost bottom-up stock pickers, the underperformance of these top positions was especially disappointing. However, it’s our opinion that valuation was tossed out the window and no company was spared in the panic-selling that characterized the fourth quarter. When the selling is as indiscriminate as it was, stock picking likely makes little difference.

We would like to reiterate that as we work to position the Fund in these turbulent markets, we continue to seek out opportunistic investments, concentrating, as always, on the key characteristics of our long-established investment philosophy: focused businesses, disciplined allocation of capital, compelling valuation, high barrier-to-entry markets, attractive/irreplaceable real estate assets, development expertise, and quality management.

Stocks that contributed to relative performance

Very few holdings posted gains during the six-month period, but several turned in strong performance relative to other real estate holdings in the index. Of those, the most significant contributor was Ventas, a healthcare real estate investment trust (REIT) that owns senior housing facilities, hospitals, skilled nursing centers and medical office buildings scattered across the U.S. and Canada. Considered a relative safe haven in difficult economic times, the healthcare sector held up relatively well in the period, and Ventas, more specifically, was able to close several attractively-priced dispositions, allowing it to shore up its balance sheet and strategically cull its portfolio. Because of its defensive cash flows, stable balance sheet and well-covered dividend, Ventas remained a top holding.

Two other contributors, China Resources Land and Orient Express Hotels, were both purchased in the back half of 2008. In the case of China Resources, it was simply a matter of finding what we thought was the right entry point for this state-sponsored developer of residential and commercial properties in mainland China. With Orient Express, an owner of luxury hotel properties around the world, it was a more difficult process, as the company had been plagued by poor

Janus Adviser Series  January 31, 2009  17

Janus Adviser Global Real Estate Fund (unaudited)

management decisions and rapidly deteriorating market conditions. Ultimately, we believe it was confidence in future cash flows and debt coverage, as well as the opportunity to acquire a portfolio of irreplaceable properties at well below market value, that led to a well-timed buy.

Stocks that detracted from relative returns

Of the many “misses” for the year, top holding ProLogis was easily the most disappointing. This leader in the development of distribution and warehouse facilities worldwide has been discussed at length in recent commentaries, so we’ll try not to be repetitive here. Suffice it to say that when the financial crisis hit, ProLogis possessed the two things that nervous real estate investors feared most, significant debt maturities and a large development pipeline. Moreover, being perceived as a play on global trade was no longer a positive, nor was it a plus that the company faced sizable leasing hurdles in both Europe and Asia. In a matter of seven weeks, the share price tumbled from over $40 to less than $3, with an increasingly panicked market implying that a bankruptcy was not only likely, but also imminent. As irrational and overdone as the sell-off appeared to us, it did lead to a change at the CEO position and a rapid de-leveraging, which included the sale of the bulk of the company’s Asian business. With its balance sheet in better shape and added clarity on exit strategies for its whittled-down development pipeline, the stock rallied back to $15, still a far cry from what we believe is the fair value of the company.

U.S.-based mall REIT Simon Property Group was another disappointment during the period. The country’s largest owner, developer and manager of retail real estate, with assets ranging from regional malls and outlet centers to community/lifestyle centers and international shopping centers, Simon proved an easy target for generalist investors looking to make a short bet on deleveraging and the collapse of the U.S. consumer. While we, too, are negative on the U.S. consumer, we believe Simon is the wrong target, as its enviable portfolio of regional malls, characterized be irreplaceable locations, stable long-term leases and consistent rent increases, makes it attractive to us from a defensive standpoint, and its solid development pipeline and strategic international expansion efforts make it a compelling growth story in our view.

Due to certain circumstances and market conditions, we initiated positions in put and call options in order to mitigate the risks and potentially enhance the performance of the Fund. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Outlook

Looking out at the chaos of the global financial markets and the formidable headwinds hammering the already deteriorating global economy, it’s difficult for us to be optimistic, even with the massive public-sector resources being committed to an increasingly wide range of stimulative initiatives. However, given the unprecedented sell-off in the property sector and current valuations, it’s also difficult for us to be overly pessimistic. In fact, taking in the carnage back in November as the sector seemed to test new lows daily, it became our opinion that fear-driven markets were offering long-term investors in listed property companies an extraordinary buying opportunity. And we still believe this is the case, unless, of course, you have a macro view predicated on doomsday scenarios, which we don’t.

The conflicted combination of choppy seas ahead on the economic front and what we believe are attractive current valuations leads to our present approach, which is focused on conservative balance sheets, longer-term leases, tested management teams, and quality real estate trading well below replacement costs. Commercial real estate is a lagging indicator, and the headlines will likely continue to be bad as unemployment rises, vacancies increase, rental rates retreat, and cash flows slide. But we believe much of this plus a significantly dire outlook have been priced in to many property stocks, and we remind our investors that it is in these sorts of difficult times that the defensive qualities of commercial real estate – hard assets, contractual cash flows, reasonable leverage, inflation hedging – have proven attractive. So, we remain long-term bulls, even in this incredibly challenging, more volatile and slowing macro environment. And we believe, and history bears us out, that well-located, well-managed commercial properties will become increasingly valuable over time. In the meantime, the sector’s high dividends allowed investors to “get paid” while riding out what will hopefully be a relatively short-term, cyclical dip.

Lastly, as we have on several occasions over the past year, we want to once again emphasize that we see significant benefits to the Fund and its shareholders from leveraging Janus’ global research platform. Like most other industries, real estate is becoming increasingly global, and Janus has long been an international shop. The familiarity the research team has with markets, economies, companies and management teams outside the U.S. has allowed us to hit the ground running, and we think it will allow us to continue to uncover the best real estate investment opportunities around the world.

Thank you for your continued investment.

18  Janus Adviser Series  January 31, 2009

(unaudited)

Janus Adviser Global Real Estate Fund At A Glance

5 Top Performers – Holdings

Contribution

Ventas, Inc.	0.37%
China Resources Land, Ltd.	0.05%
UltraShort Real Estate ProShares	0.01%
Brookfield Infrastructure Partners L.P.	-0.01%
Feldman Mall Properties, Inc.	-0.01%

5 Bottom Performers – Holdings

Contribution

CapitaLand, Ltd.	-3.11%
Simon Property Group, Inc.	-2.81%
ProLogis	-2.06%
Brookfield Asset Management	-1.80%
Vornado Realty Trust	-1.70%

5 Top Performers – Sub-Industries

		Fund Weighting	FTSE EPRA/NAREIT Global® Real Estate
	Fund Contribution	(Average % of Equity)	Index Weighting

Real Estate Development	0.05%	0.75%	3.16%
Other Diversified Financial Services	0.01%	0.04%	0.00%
Asset Management & Custody Banks	0.00%	0.00%	0.10%
Diversified Commercial & Professional Services	0.00%	0.00%	0.08%
Health Care Facilities	0.00%	0.00%	0.10%

5 Bottom Performers – Sub-Industries

		Fund Weighting	FTSE EPRA/NAREIT Global® Real Estate
	Fund Contribution	(Average % of Equity)	Index Weighting

Diversified Real Estate Activities	-12.57%	27.36%	19.87%
Retail REITs	-8.88%	19.34%	26.40%
Office REITs	-7.36%	16.73%	12.12%
Industrial REITs	-4.23%	7.34%	4.14%
Real Estate Operating Companies	-2.86%	3.29%	5.32%

Janus Adviser Series  January 31, 2009  19

Janus Adviser Global Real Estate Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of January 31, 2009

ProLogis REIT – Warehouse/Industrial	3.4%
Hang Lung Properties, Ltd. Real Estate Operating/Development	3.1%
Digital Realty Trust, Inc. REIT – Diversified	2.6%
CapitaLand, Ltd. Real Estate Operating/Development	2.5%
Alexandria Real Estate Equities, Inc. REIT – Office Property	2.3%

13.9%

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Emerging markets comprised 1.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of January 31, 2009

As of July 31, 2008

20  Janus Adviser Series  January 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009				Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Global Real Estate Fund – Class A Shares

NAV	–42.95%	–47.22%	–45.17%	6.65%	1.51%(a)

MOP	–46.24%	–50.25%	–47.86%

Janus Adviser Global Real Estate Fund – Class C Shares

NAV	–43.11%	–47.56%	–45.52%	7.38%	2.26%(a)

CDSC	–43.66%	–48.06%	–45.52%

Janus Adviser Global Real Estate Fund – Class I Shares	–42.78%	–47.00%	–44.98%	6.22%	1.26%(b)

Janus Adviser Global Real Estate Fund – Class S Shares	–42.90%	–47.24%	–45.23%	6.82%	1.76%(c)

FTSE EPRA/NAREIT Global® Real Estate Index	–47.64%	–52.42%	–49.94%

Lipper Quartile – Class S Shares	–	1st	1st

Lipper Ranking – Class S Shares based on total returns for Global Real Estate Funds	–	6/83	5/81

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

Janus Adviser Series  January 31, 2009  21

Janus Adviser Global Real Estate Fund (unaudited)

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, fund holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – November 28, 2007

22  Janus Adviser Series  January 31, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$571.70	$5.39

Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$570.10	$7.00

Hypothetical (5% return before expenses)	$1,000.00	$1,016.28	$9.00

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$572.20	$4.95

Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$571.00	$5.74

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37

†	Expenses are equal to the annualized expense ratio of 1.36% for Class A Shares, 1.77% for Class C Shares, 1.25% for Class I Shares and 1.45% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  January 31, 2009  23

Janus Adviser Global Real Estate Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Common Stock – 57.0%
Building – Mobile Home and Manufactured Homes – 0.3%
645	Maisons France Confort	$11,886
Diversified Operations – 1.7%
8,000	China Merchants Holdings International Company, Ltd.	14,168
20,000	Wharf Holdings, Ltd.	49,665
		63,833
Electric – Transmission – 0%
108	Brookfield Infrastructure Partners L.P.	1,426
Forestry – 1.5%
1,860	Plum Creek Timber Company, Inc.	57,232
Hotels and Motels – 1.3%
3,200	Orient-Express Hotel, Ltd. – Class A	20,224
2,055	Starwood Hotels & Resorts Worldwide, Inc.	31,072
		51,296
Investment Companies – 0%
375	KKR Financial Holdings LLC	533
Real Estate Management/Services – 3.0%
4,075	CB Richard Ellis Group, Inc. – Class A*	14,670
1,370	Jones Lang LaSalle, Inc.	32,346
5,000	Mitsubishi Estate Company, Ltd.	65,366
331	Orco Property Group	3,564
		115,946
Real Estate Operating/Development – 15.7%
4,365	Ablon Group	1,832
5,165	Brookefield Asset Management, Inc. – Class A (U.S. Shares)	81,503
61,000	CapitaLand, Ltd.	95,603
30,725	China Resources Land, Ltd.	35,441
17,600	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes*	45,537
3,760	Forest City Enterprises, Inc. – Class A	25,418
54,000	Hang Lung Properties, Ltd.	121,243
545,000	HKC (Holdings), Ltd.	30,401
11,000	Hysan Development Company, Ltd.	17,861
5,000	Mitsui Fudosan Co., Ltd.	64,379
19,000	New World Development Company, Ltd.	18,165
10,855	Risanamento S.P.A.*	5,281
1,470	St. Joe Co.*	35,354
3,000	Sun Hung Kai Properties, Ltd.	26,673
		604,691
REIT – Apartments – 1.7%
644	Avalonbay Communities, Inc.	33,366
1,430	Boardwalk Real Estate Investment Trust	31,185
		64,551
REIT – Diversified – 7.4%
4,595	Brixton PLC	5,718
5,260	CapLease, Inc.	8,416
3,090	Digital Realty Trust, Inc.	98,570
5,760	Lexington Realty Trust	25,517
7,888	Macquarie Goodman Group	3,542
489	Unibail	65,838
1,530	Vornado Realty Trust**	77,739
		285,340
REIT – Health Care – 2.2%
3,100	Ventas, Inc.**	86,397
REIT – Hotels – 0.1%
545	LaSalle Hotel Properties	4,540
REIT – Mortgage – 0.2%
380	Crystal River Capital, Inc.	304
3,452	Gramercy Capital Corp.	4,107
1,780	Jer Investors Trust, Inc.	1,549
485	RAIT Financial Trust	839
640	Resource Capital Corp.	1,965
		8,764
REIT – Office Property – 5.7%
1,505	Alexandria Real Estate Equities, Inc.	89,306
1,060	Boston Properties, Inc.	45,898
3,020	Douglas Emmett, Inc.	28,086
1,495	Kilroy Realty Corp.	34,176
895	Maguire Properties, Inc.	1,862
1,350	SL Green Realty Corp.	21,209
		220,537
REIT – Regional Malls – 2.9%
1,850	Feldman Mall Properties, Inc.*	130
2,480	General Growth Properties, Inc.	1,612
1,925	Macerich Co.	28,375
1,910	Simon Property Group, Inc.	82,091
		112,208
REIT – Shopping Centers – 4.4%
3,799	Acadia Realty Trust	44,334
640	Federal Realty Investment Trust**	32,403
2,690	Kimco Realty Corp.	38,682
6,929	Westfield Group	52,506
		167,925
REIT – Storage – 0.7%
3,240	Extra Space Storage, Inc.	26,276
REIT – Warehouse/Industrial – 4.6%
1,955	AMB Property Corp.	31,515
2,130	First Potomac Realty Trust	17,636
12,960	ProLogis	129,730
		178,881
Resorts and Theme Parks – 2.1%
3,525	Vail Resorts, Inc.*	82,203
Transportation – Marine – 0.6%
980	Alexander & Baldwin, Inc.	21,599
Wireless Equipment – 0.9%
1,840	Crown Castle International Corp.*	35,917

Total Common Stock (cost $4,439,770)		2,201,981

Corporate Bonds – 2.1%
Commercial Banks – 0.7%
$200,000	Chaoda Modern Agriculture Holdings, Ltd. convertible, 0%, due 5/8/11	28,459
REIT – Diversified – 0.7%
35,000	Vornado Realty Trust, 2.8500%, due 4/1/27	26,250

See Notes to Schedules of Investments and Financial Statements.

24  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

REIT – Warehouse/Industrial – 0.7%
50,000	ProLogis, 2.2500%, due 4/1/37	$26,188

Total Corporate Bonds (cost $76,371)		80,897

Total Investments (total cost $4,516,141) – 59.1%		2,282,878

Cash, Receivables and Other Assets, net of Liabilities** – 40.9%		1,579,566

Net Assets – 100%		$3,862,444

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$56,048	2.5%
Bermuda	52,051	2.3%
Brazil	45,537	2.0%
Canada	112,689	4.9%
Cayman Islands	63,900	2.8%
France	77,724	3.4%
Guernsey	1,832	0.1%
Hong Kong	247,776	10.8%
Italy	5,280	0.2%
Japan	129,745	5.7%
Luxembourg	3,564	0.2%
Singapore	95,604	4.2%
United Kingdom	5,718	0.2%
United States	1,385,410	60.7%

Total	$2,282,878	100.0%

Schedule of Written Options – Calls	Value

Federal Realty Investment Trust expires February 2009 6 contracts exercise price $65.00	$(360)
Ventas, Inc. expires February 2009 25 contracts exercise price $35.00	(1,125)
Vornado Realty Trust expires February 2009 11 contracts exercise price $65.00	(440)

Total Written Options – Calls
(Premiums received $3,155)	$(1,925)

Schedule of Written Options – Puts
Alexandria Real Estate Equities, Inc. expires February 2009 12 contracts exercise price $50.00	$(2,424)
Avalonbay Communities, Inc. expires February 2009 12 contracts exercise price $40.00	(1,020)
Boston Properties, Inc. expires February 2009 10 contracts exercise price $45.00	(3,200)
Federal Realty Investment Trust expires February 2009 11 contracts exercise price $45.00	$(2,805)
Kimco Realty Corp. expires February 2009 30 contracts exercise price $12.50	(5,100)
ProLogis expires February 2009 50 contracts exercise price $7.50	(2,250)
Simon Property Group, Inc. expires February 2009 10 contracts exercise price $35.00	(1,150)
Simon Property Group, Inc. expires February 2009 11 contracts exercise price $40.00	(2,750)
Ventas, Inc. expires February 2009 30 contracts exercise price $20.00	(1,350)
Vornado Realty Trust expires February 2009 15 contracts exercise price $40.00	(1,275)

Total Written Options – Puts
(Premiums received $28,142)	$(23,324)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  25

Statements of Assets and Liabilities

		Janus Adviser
		Global
As of Januay 31, 2009 (unaudited)	Janus Adviser	Real
(all numbers in thousands except net asset value per share)	Long/Short Fund	Estate Fund

Assets:
Investments at cost	$556,202	$4,516
Unaffiliated investments at value	$364,086	$2,283
Affiliated money market investments	–	–
Cash	–	–
Cash denominated in foreign currency(1)	53	–
Restricted cash (Note 1)	4,000	385
Deposits with broker for short sales	299,253	–
Receivables:
Investments sold	33,867	5
Fund shares sold	437	1,445
Dividends	436	12
Interest	153	1
Non-interested Trustees’ deferred compensation	16	–
Due from adviser	–	12
Other assets	3,379	–
Unrealized appreciation on swap agreements	253	–
Forward currency contracts	–	–
Total Assets	705,933	4,143
Liabilities:
Payables:
Short sales, at value(2)	230,509	–
Options written, at value(3)	12,771	25
Due to custodian	6,706	240
Investments purchased	9,484	–
Fund shares repurchased	6,119	–
Dividends	1	–
Advisory fees	479	2
Transfer agent fees and expenses	13	2
Administrative services fees – Class R Shares	–	N/A
Administrative services fees – Class S Shares	2	–
Distribution fees – Class A Shares	40	–
Distribution fees – Class C Shares	117	–
Distribution fees – Class R Shares	–	N/A
Distribution fees – Class S Shares	2	–
Networking fees – Class A Shares	–	–
Networking fees – Class C Shares	–	–
Networking fees – Class I Shares	–	–
Non-interested Trustees’ fees and expenses	5	3
Non-interested Trustees’ deferred compensation	16	–
Accrued expenses	270	9
Forward currency contracts	52	–
Total Liabilities	266,586	281
Net Assets	$439,347	$3,862
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$675,537	$7,811
Undistributed net investment income/(loss)*	(5,529)	63
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(112,020)	(1,785)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(118,641)	(2,227)
Total Net Assets	$439,347	$3,862
Net Assets – Class A Shares	$174,765	$347
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,068	74
Net Asset Value Per Share(4)	$9.67	$4.72
Maximum Offering Price Per Share(5)	$10.26	$5.01
Net Assets – Class C Shares	$136,508	$253
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,258	53
Net Asset Value Per Share(4)	$9.57	$4.74
Net Assets – Class I Shares	$117,554	$3,014
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,125	638
Net Asset Value Per Share	$9.69	$4.73
Net Assets – Class R Shares	$134	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15	N/A
Net Asset Value Per Share	$9.12	N/A
Net Assets – Class S Shares	$10,386	$248
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,061	52
Net Asset Value Per Share	$9.79	$4.72

*	See Note 4 in Notes to Financial Statements.

(1)	Includes cost of $53,317 for Janus Adviser Long/Short Fund.
(2)	Includes proceeds of $299,252,935 on short sales for Janus Adviser Long/Short Fund.
(3)	Includes premiums of $14,600,833 and $31,297 on written options for Janus Adviser Long/Short Fund and Janus Adviser Global Real Estate Fund.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

26  Janus Adviser Series  January 31, 2009

Statements of Operations

		Janus Adviser
		Global
For the six – month period ended January 31, 2009 (unaudited)	Janus Adviser	Real
(all numbers in thousands)	Long/Short Fund	Estate Fund

Investment Income:
Interest	$354	$–
Interest proceeds from short sales	2,213	–
Dividends	3,494	102
Dividends from affiliates	–	5
Foreign tax withheld	(27)	(2)
Total Investment Income	6,034	105
Expenses:
Advisory fees	3,695	17
Transfer agent expenses	43	5
Registration fees	97	46
Custodian fees	101	4
Professional fees	19	15
Printing fees	16	10
System fees	17	13
Non-interested Trustees’ fees and expenses	16	2
Short sales dividend expenses	2,292	–
Stock Loan Fees	3,225	–
Distribution fees – Class A Shares	329	–
Distribution fees – Class C Shares	842	2
Distribution fees – Class R Shares	–	N/A
Distribution fees – Class S Shares	23	–
Administrative service fees – Class R Shares	–	N/A
Administrative service fees – Class S Shares	23	–
Networking fees – Class A Shares	86	–
Networking fees – Class C Shares	37	–
Networking fees – Class I Shares	14	1
Other expenses	11	3
Total Expenses	10,886	118
Expense and Fee Offset	(6)	–
Net Expenses	10,880	118
Less: Excess Expense Reimbursement	1	(88)
Plus: Previously waived investment advisory fees recouped by the Adviser (Note 2)	–	–
Net Expenses after Expense Reimbursement	10,881	30
Net Investment Income/(Loss)	(4,847)	75
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(177,749)	(1,772)
Net realized gain/(loss) from short sales	114,341	–
Net realized gain/(loss from swap contracts	310	–
Net realized gain/(loss) from options contracts	17,235	3
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(69,345)	(1,392)
Net Gain/(Loss) on Investments	(115,208)	(3,161)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(120,055)	$(3,086)

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  27

Statements of Changes in Net Assets

			Janus Adviser
			Global
For the six-month period ended January 31, 2009 (unaudited)	Janus Adviser		Real
and for the fiscal year or period ended July 31, 2008	Long/Short Fund		Estate Fund
(all numbers in thousands)	2009	2008	2009	2008(1)

Operations:
Net investment income/(loss)	$(4,847)	$2,461	$75	$98
Net realized gain/(loss) from investment and foreign currency transactions	(177,749)	(66,557)	(1,772)	(14)
Net realized gain/(loss) from short sales	114,341	2,477	–	–
Net realized gain/(loss) from swap contracts	310	191	–	–
Net realized gain/(loss) from options contracts	17,235	2,732	3	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(69,345)	(56,319)	(1,392)	(836)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(120,055)	(115,015)	(3,086)	(752)
Dividends and Distributions to Shareholders:
Net investment income *
Class A Shares	(3,286)	(430)	(16)	–
Class C Shares	(1,577)	(159)	(9)	–
Class I Shares	(2,173)	(325)	(74)	–
Class R Shares	(2)	–	N/A	N/A
Class S Shares	(43)	(121)	(11)	–
Net realized gain from investment transactions*
Class A Shares	–	(1,039)	–	–
Class C Shares	–	(513)	–	–
Class I Shares	–	(718)	(1)	–
Class R Shares	–	(6)	N/A	N/A
Class S Shares	–	(342)	–	–
Net Decrease from Dividends and Distributions	(7,081)	(3,653)	(111)	–
Capital Share Transactions:
Shares sold
Class A Shares	16,001	542,332	103	539
Class C Shares	6,531	259,094	1	527
Class I Shares	32,703	328,528	2,044	6,436
Class R Shares	108	89	N/A	N/A
Class S Shares	1,313	75,184	–	500
Redemption fees
Class I Shares	10	117	–	–
Class R Shares	–	–	N/A	N/A
Class S Shares	4	44	–	–
Reinvested dividends and distributions
Class A Shares	2,358	1,049	14	–
Class C Shares	846	345	9	–
Class I Shares	1,541	859	75	–
Class R Shares	2	6	N/A	N/A
Class S Shares	40	457	11	–
Shares repurchased
Class A Shares	(194,614)	(149,554)	(5)	–
Class C Shares	(61,939)	(32,344)	(17)	–
Class I Shares	(113,844)	(133,558)	(1,871)	(555)
Class R Shares	(33)	(1,291)	N/A	N/A
Class S Shares	(18,366)	(78,548)	–	–
Net Increase/(Decrease) from Capital Share Transactions	(327,339)	812,809	364	7,447
Net Increase/(Decrease) in Net Assets	(454,475)	694,141	(2,833)	6,695
Net Assets:
Beginning of period	893,822	199,681	6,695	–
End of period	$$439,347	$893,822	$3,862	$6,695

Undistributed net investment income/(loss)*	$(5,529)	$6,399	$63	$98

*	See Note 3 in Notes to Financial Statements.

(1)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

28  Janus Adviser Series  January 31, 2009

Financial Highlights

Class A Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Long/Short Fund
and through each fiscal year or period ended July 31	2009	2008	2007

Net Asset Value, Beginning of Period	$11.54	$12.69	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.05)	.04	.13
Net gain/(loss) on investments (both realized and unrealized)	(1.66)	(1.11)	2.62
Total from Investment Operations	(1.71)	(1.07)	2.75
Less Distributions:
Dividends (from net investment income)*	(.16)	(.02)	(.06)
Distributions (from capital gains)*	–	(.06)	–
Total Distributions	(.16)	(.08)	(.06)
Net Asset Value, End of Period	$9.67	$11.54	$12.69
Total Return**	(14.70)%	(8.47)%	27.62%
Net Assets, End of Period (in thousands)	$174,765	$409,082	$67,879
Average Net Assets for the Period (in thousands)	$261,548	$327,208	$18,205
Ratio of Gross Expenses to Average Net Assets***(1)	3.56%(2)	3.38%(2)	3.46%(2)
Ratio of Net Expenses to Average Net Assets***(1)	3.55%(2)	3.38%(2)	3.45%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.50)%	0.41%	1.46%
Portfolio Turnover Rate***	193%	156%	94%

		Janus Adviser
For a share outstanding during		Global Real Estate
the six-month period ended January 31, 2009 (unaudited)		Fund
and through each fiscal year or period ended July 31		2009	2008(3)

Net Asset Value, Beginning of Period		$8.65	$10.00
Income from Investment Operations:
Net investment income/(loss)		.08	.13
Net gain/(loss) on investments (both realized and unrealized)		(3.77)	(1.48)
Total from Investment Operations		(3.69)	(1.35)
Less Distributions:
Dividends (from net investment income)*		(.24)	–
Distributions (from capital gains)*		–	–
Total Distributions		(.24)	–
Net Asset Value, End of Period		$4.72	$8.65
Total Return**		(42.83)%	(13.50)%
Net Assets, End of Period (in thousands)		$347	$471
Average Net Assets for the Period (in thousands)		$387	$444
Ratio of Gross Expenses to Average Net Assets***(1)		1.38%	1.50%
Ratio of Net Expenses to Average Net Assets***(1)		1.36%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***		3.36%	2.31%
Portfolio Turnover Rate***		58%	8%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.67% and 1.67%, respectively, in 2009, 2.68% and 2.68%, respectively, in 2008 and 1.96% and 1.95%, respectively, in 2007, without the inclusion of dividends on short positions.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  29

Financial Highlights (continued)

Class C Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Long/Short Fund
and through each fiscal year or period ended July 31	2009	2008	2007

Net Asset Value, Beginning of Period	$11.40	$12.62	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.13)	(.01)	.08
Net gain/(loss) on investments (both realized and unrealized)	(1.59)	(1.13)	2.58
Total from Investment Operations	(1.72)	(1.14)	2.66
Less Distributions:
Dividends (from net investment income)*	(.11)	(.02)	(.04)
Distributions (from capital gains)*	–	(.06)	–
Total Distributions	(.11)	(.08)	(.04)
Net Asset Value, End of Period	$9.57	$11.40	$12.62
Total Return**	(15.06)%	(9.11)%	26.62%
Net Assets, End of Period (in thousands)	$136,508	$225,517	$26,945
Average Net Assets for the Period (in thousands)	$166,992	$158,175	$7,707
Ratio of Gross Expenses to Average Net Assets***(1)	4.26%(2)	4.18%(2)	4.20%(2)
Ratio of Net Expenses to Average Net Assets***(1)	4.26%(2)	4.17%(2)	4.20%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(2.23)%	(0.37)%	0.62%
Portfolio Turnover Rate***	193%	156%	94%

For a share outstanding during		Janus Adviser Global
the six-month period ended January 31, 2009 (unaudited)		Real Estate Fund
and through each fiscal year or period ended July 31		2009	2008(3)

Net Asset Value, Beginning of Period		$8.61	$10.00
Income from Investment Operations:
Net investment income/(loss)		.09	.09
Net gain/(loss) on investments (both realized and unrealized)		(3.78)	(1.48)
Total from Investment Operations		(3.69)	(1.39)
Less Distributions:
Dividends (from net investment income)*		(.18)	–
Distributions (from capital gains)*		–	–
Total Distributions		(.18)	–
Net Asset Value, End of Period		$4.74	$8.61
Total Return**		(42.99)%	(13.90)%
Net Assets, End of Period (in thousands)		$253	$459
Average Net Assets for the Period (in thousands)		$328	$441
Ratio of Gross Expenses to Average Net Assets***(1)		1.78%	2.25%
Ratio of Net Expenses to Average Net Assets***(1)		1.77%	2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***		2.83%	1.56%
Portfolio Turnover Rate***		58%	8%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 2.40% and 2.40%, respectively, in 2009, 3.48% and 3.47%, respectively, in 2008 and 2.75% and 2.74%, respectively, in 2007, without the inclusion of dividends on short positions.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

30  Janus Adviser Series  January 31, 2009

Class I Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Long/Short Fund
and through each fiscal year or period ended July 31	2009	2008	2007

Net Asset Value, Beginning of Period	$11.60	$12.72	$10.00
Income from Investment Operations:
Net investment income/(loss)	.04	.09	.14
Net gain/(loss) on investments (both realized and unrealized)	(1.75)	(1.13)	2.65
Total from Investment Operations	(1.71)	(1.04)	2.79
Less Distributions and Other:
Dividends (from net investment income)*	(.20)	(.03)	(.07)
Distributions (from capital gains)*	–	(.06)	–
Redemption fees	–	.01	–
Total Distributions and Other	(.20)	(.08)	(.07)
Net Asset Value, End of Period	$9.69	$11.60	$12.72
Total Return**	(14.62)%	(8.19)%	27.98%
Net Assets, End of Period (in thousands)	$117,554	$227,446	$62,987
Average Net Assets for the Period (in thousands)	$139,431	$212,623	$16,632
Ratio of Gross Expenses to Average Net Assets***(1)	3.22%(2)	3.12%(2)	3.21%(2)
Ratio of Net Expenses to Average Net Assets***(1)	3.22%(2)	3.12%(2)	3.21%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.19)%	0.72%	1.67%
Portfolio Turnover Rate***	193%	156%	94%

		Janus Adviser Global
For a share outstanding during		Real Estate
the six-month period ended January 31, 2009 (unaudited)		Fund
and through each fiscal year or period ended July 31		2009	2008(3)

Net Asset Value, Beginning of Period		$8.66	$10.00
Income from Investment Operations:
Net investment income/(loss)		.21	.13
Net gain/(loss) on investments (both realized and unrealized)		(3.90)	(1.47)
Total from Investment Operations		(3.69)	(1.34)
Less Distributions:
Dividends (from net investment income)*		(.24)	–
Distributions (from capital gains)*		–	–
Total Distributions		(.24)	–
Net Asset Value, End of Period		$4.73	$8.66
Total Return**		(42.78)%	(13.40)%
Net Assets, End of Period (in thousands)		$3,014	$5,331
Average Net Assets for the Period (in thousands)		$3,637	$4,778
Ratio of Gross Expenses to Average Net Assets***(1)		1.26%	1.25%
Ratio of Net Expenses to Average Net Assets***(1)		1.25%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***		3.21%	2.48%
Portfolio Turnover Rate***		58%	8%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.38% and 1.38%, respectively, in 2009, 2.42% and 2.42%, respectively, in 2008 and 1.75% and 1.74%, respectively, in 2007, without the inclusion of dividends on short positions.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  31

Financial Highlights (continued)

Class R Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Long/Short Fund
and through each fiscal year or period ended July 31	2009	2008	2007

Net Asset Value, Beginning of Period	$10.89	$12.65	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.50)	.78	.10
Net gain/(loss) on investments (both realized and unrealized)	(1.15)	(2.48)	2.59
Total from Investment Operations	(1.65)	(1.70)	2.69
Less Distributions:
Dividends (from net investment income)*	(.12)	–	(.04)
Distributions (from capital gains)*	–	(.06)	–
Total Distributions	(.12)	(.06)	(.04)
Net Asset Value, End of Period	$9.12	$10.89	$12.65
Total Return**	(15.05)%	(13.49)%	26.90%
Net Assets, End of Period (in thousands)	$134	$86	$1,280
Average Net Assets for the Period (in thousands)	$140	$601	$1,142
Ratio of Gross Expenses to Average Net Assets***(1)	4.34%(2)	4.89%(2)	3.67%(2)
Ratio of Net Expenses to Average Net Assets***(1)	4.33%(2)	4.89%(2)	3.67%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(2.32)%	(0.47)%	0.36%
Portfolio Turnover Rate***	193%	156%	94%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
*	See Note 3 in Notes to Financial Statements.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 2.47% and 2.47%, respectively, in 2009, 4.19% and 4.19%, respectively, in 2008 and 2.49% and 2.49%, respectively, in 2007, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

32  Janus Adviser Series  January 31, 2009

Class S Shares

For a share outstanding during
the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Long/Short Fund
and through each fiscal year or period ended July 31	2009	2008	2007

Net Asset Value, Beginning of Period	$11.52	$12.69	$10.00
Income from Investment Operations:
Net investment income/(loss)	.15	.16	.09
Net gain/(loss) on investments (both realized and unrealized)	(1.84)	(1.26)	2.65
Total from Investment Operations	(1.69)	(1.10)	2.74
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	(.02)	(.05)
Distributions (from capital gains)*	–	(.06)	–
Redemption fees	–	.01	–
Total Distributions and Other	(.04)	(.07)	(.05)
Net Asset Value, End of Period	$9.79	$11.52	$12.69
Total Return**	(14.69)%	(8.65)%	27.43%
Net Assets, End of Period (in thousands)	$10,386	$31,691	$40,590
Average Net Assets for the Period (in thousands)	$18,295	$59,260	$6,865
Ratio of Gross Expenses to Average Net Assets***(1)	3.77%(2)	3.66%(2)	3.99%(2)
Ratio of Net Expenses to Average Net Assets***(1)	3.76%(2)	3.66%(2)	3.98%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.18)%	0.30%	1.67%
Portfolio Turnover Rate***	193%	156%	94%

For a share outstanding during		Janus Adviser Global
the six-month period ended January 31, 2009 (unaudited)		Real Estate Fund
and through each fiscal year or period ended July 31		2009	2008(3)

Net Asset Value, Beginning of Period		$8.63	$10.00
Income from Investment Operations:
Net investment income/(loss)		.10	.12
Net gain/(loss) on investments (both realized and unrealized)		(3.79)	(1.49)
Total from Investment Operations		(3.69)	(1.37)
Less Distributions:
Dividends (from net investment income)*		(.22)	–
Distributions (from capital gains)*		–	–
Total Distributions		(.22)	–
Net Asset Value, End of Period		$4.72	$8.63
Total Return**		(42.90)%	(13.70)%
Net Assets, End of Period (in thousands)		$248	$434
Average Net Assets for the Period (in thousands)		$319	$437
Ratio of Gross Expenses to Average Net Assets***(1)		1.47%	1.75%
Ratio of Net Expenses to Average Net Assets***(1)		1.45%	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***		3.17%	2.08%
Portfolio Turnover Rate***		58%	8%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.85% and 1.85%, respectively, in 2009, 2.96% and 2.96%, respectively, in 2008 and 2.25% and 2.24%, respectively, in 2007, without the inclusion of dividends on short positions.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  33

Notes to Schedules of Investments (unaudited)

FTSE EPRA/NAREIT Global® Real Estate Index	A global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

Lipper Global Real Estate Funds	Funds that invest at least 25% but less than 75% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S.

Lipper Long/Short Equity Funds	Funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

VVPR Strips	The VVPR strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

°°  Schedule of Fair Valued Securities (as of January 31, 2009)

		Value as a %
	Value	of Net Assets

Janus Adviser Long/Short Fund
Trinity, Ltd.	$126,488	0.0%

Securites are valued at “fair value” pursuant to procedures adopted by the Fund’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

34  Janus Adviser Series  January 31, 2009

§  Schedule of Restricted and Illiquid Securities (as of January 31, 2009)

	Acquisition	Acquisition		Value as a % of Net
	Date	Cost	Value	Assets

Janus Adviser Long-Short Fund
Trinity, Ltd.°°	11/14/07	$298,978	$126,488	0.0%

The Funds have registration rights for certain restricted securities held as of January 31, 2009. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of January 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of January 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Adviser Long/Short Fund	$97,961,821	$12,905,164	$126,488
Janus Adviser Global Real Estate Fund	1,436,126	846,752	–

Investments in Purchased Options:
Janus Adviser Long/Short Fund	7,384,260	15,199,774	–

Other Financial Instruments(a):
Janus Adviser Long/Short Fund	(3,917,796)	(16,927,471)	–
Janus Adviser Global Real Estate Fund	(25,249)	–	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (as of the fiscal period ended January 31, 2009)

Change in
		Accrued		Unrealized	Net	Transfers In
	Balance as of	Discounts/	Realized	Appreciation/	Purchases/	and/or Out of	Balance as of
	July 31, 2008	Premiums	Gain/(Loss)	(Depreciation)(a)	(Sales)	Level 3	January 31, 2009

Investments in Securities:
Janus Adviser Long/Short Fund	$295,566	$–	$–	$(169,078)	$–	$–	$126,488

(a)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of January 31, 2009 is noted below.

Fund	Aggregate Value

Alternative
Janus Adviser Long/Short Fund	$6,208,643
Janus Adviser Global Real Estate Fund	541,294

Janus Adviser Series  January 31, 2009  35

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Adviser Long/Short Fund and Janus Adviser Global Real Estate Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of Janus Adviser Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers thirty-one funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as non-diversified, as defined in the 1940 Act.

Janus Adviser Long/Short Fund currently offers five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Janus Adviser Global Real Estate Fund currently offers four classes of shares: Class A Shares, Class C Shares, Class I Shares and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

36  Janus Adviser Series  January 31, 2009

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund in the Trust. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in each Schedule of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Funds may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Janus Adviser Series  January 31, 2009  37

Notes to Financial Statements (unaudited) (continued)

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in each accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in each Schedule of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian.

Swaps
The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts are reported as an asset or liability on the Statements of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic

38  Janus Adviser Series  January 31, 2009

and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in each Schedule of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The Funds recognized realized gains/(losses) from written options contracts during the six-month period ended January 31, 2009 as indicated in the table below:

Fund	Gains/(Losses)

Alternative
Janus Adviser Long/Short Fund	$(69,175,636)
Janus Adviser Global Real Estate Fund	2,688

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the six-month period ended January 31, 2009 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Adviser Long/Short Fund
Options outstanding at July 31, 2008	38,735	$5,343,288
Options written	72,728	21,364,250
Options closed	(25,033)	(7,391,182)
Options expired	(63,218)	(9,928,835)
Options exercised	–	–

Options outstanding at January 31, 2009	23,212	$9,387,521

	Number of	Premiums
Put Options	Contracts	Received

Janus Adviser Long/Short Fund
Options outstanding at July 31, 2008	25,948	$5,586,581
Options written	75,197	26,435,348
Options closed	(59,676)	(22,791,864)
Options expired	(10,370)	(2,616,634)
Options exercised	(6,595)	(1,370,119)

Options outstanding at January 31, 2009	24,504	$5,243,312

	Number of	Premiums
Call Options	Contracts	Received

Janus Adviser Global Real Estate Fund
Options outstanding at July 31, 2008	–	$–
Options written	42	3,155
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at January 31, 2009	42	$3,155

	Number of	Premiums
Put Options	Contracts	Received

Janus Adviser Global Real Estate Fund
Options outstanding at July 31, 2008	–	$–
Options written	461	72,797
Options closed	–	–
Options expired	(24)	(2,688)
Options exercised	(246)	(41,967)

Options outstanding at January 31, 2009	191	$28,142

Mortgage Dollar Rolls
The Funds may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the Funds sell a mortgage-related security (such as a Government National Mortgage Association (“Ginnie Mae”) security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a pre-determined price. The Funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Funds maintained, in a segregated account. To the extent that the Funds collateralize their obligations under a dollar roll agreement, the asset coverage

Janus Adviser Series  January 31, 2009  39

Notes to Financial Statements (unaudited) (continued)

requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Funds are required to purchase may decline below the agreed upon repurchase price.

Securities Traded on a To-Be-Announced Basis
The Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“Freddie Mac”) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Mortgage- and Asset-Backed Securities
The Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entities. The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ yield and the Funds’ return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Floating Rate Loans
Janus Adviser Long/Short Fund may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Bank Loans
Janus Adviser Long/Short Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating

40  Janus Adviser Series  January 31, 2009

rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year LIBOR.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own, or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of a Fund’s short sales positions, other than short sales against the box, will not exceed 10% of its net assets (limitation not applicable to Janus Adviser Long/Short Fund). Although the potential for gain as a result of a short sale is limited to the price at which a Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that a Fund may recognize upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted in each accompanying Schedule of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Borrowing
Janus Adviser Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. In addition to borrowing for leverage purposes, the Fund also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the

Janus Adviser Series  January 31, 2009  41

Notes to Financial Statements (unaudited) (continued)

case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which are meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in a Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested

42  Janus Adviser Series  January 31, 2009

in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Restricted Cash
As of January 31, 2009, Janus Adviser Global Real Estate Fund and Janus Adviser Long/Short Fund had restricted cash in the amounts of $385,350 and $4,000,000 respectively. The restricted cash represents collateral received in relation to options contracts invested in by Janus Adviser Global Real Estate Fund and swap agreements invested in by Janus Adviser Long/Short Fund at January 31, 2009. The restricted cash is held at the Funds’ custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended January 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based

Janus Adviser Series  January 31, 2009  43

Notes to Financial Statements (unaudited) (continued)

on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of each Fund’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1- Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and are based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of January 31, 2009 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedules of Investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

FASB Staff Position SFAS No. 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) is effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and has determined there is no impact on the Funds’ financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Fund.

	Average Daily Net	Management
Fund	Assets of Fund	Fee (%)

Alternative
Janus Adviser Long/Short Fund	All Asset Levels	1.25%
Janus Adviser Global Real Estate Fund	All Asset Levels	0.75%

For Janus Adviser Global Real Estate Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index

Alternative
Janus Adviser Global Real Estate Fund	FTSE EPRA/NAREIT Global® Real Estate Index

Only the base fee rate applied until December 2008 for Janus Adviser Global Real Estate Fund, at which time the calculation of the performance adjustment applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment)

44  Janus Adviser Series  January 31, 2009

The investment advisory fee paid to Janus Capital by the Fund listed above consists of two components: (i) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee”), plus or minus (ii) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began December 2008 for the Fund. No Performance Adjustment will be applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) against the cumulative investment record of the benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Funds. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of a Fund’s actual distribution and service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least December 1, 2009 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S

Janus Adviser Series  January 31, 2009  45

Notes to Financial Statements (unaudited) (continued)

Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Fund	Expense Limit %

Alternative
Janus Adviser Long/Short Fund	1.74%
Janus Adviser Global Real Estate Fund	1.25%

Janus Capital will be entitled to recoup such reimbursement or fee reduction from Janus Adviser Long/Short Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such reimbursements will expire August 1, 2009. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the six-month period ended January 31, 2009, the recoupment of expenses for Janus Adviser Long/Short Fund by Janus Capital was $272 for Class R Shares. As of January 31, 2009, the recoupment that may still be potentially made to Janus Capital is $43,914.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of January 31, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the six-month period ended January 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended January 31, 2009.

For the six-month period ended January 31, 2009, Janus Capital assumed $7,088 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $37,064 was paid by the Trust during the six-month period ended January 31, 2009. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the six-month period ended January 31, 2009, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Alternative
Janus Adviser Long/Short Fund	$41,862

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the six-month period ended January 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Alternative
Janus Adviser Long/Short Fund	$3,477

46  Janus Adviser Series  January 31, 2009

A 2.00% redemption fee may be imposed on Class I Shares, Class R Shares and Class S Shares of Janus Adviser Long/Short Fund and Class I Shares and Class S Shares of Janus Adviser Global Real Estate Fund held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by the Funds for the six-month period ended January 31, 2009 are indicated in the table below:

Fund	Redemption Fee

Alternative
Janus Adviser Long/Short Fund	$14,199

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the six-month period ended January 31, 2009, the following Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 1/31/09

Janus Institutional Cash Management Fund - Institutional Shares
Janus Adviser Global Real Estate Fund	$155,420	$(732,826)	$3,702	$–
Janus Institutional Money Market Fund - Institutional Shares
Janus Adviser Global Real Estate Fund	$765,257	$(879,745)	$1,636	$–

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the six-month period ended January 31, 2009, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 8/1/08	Purchases	Purchases	Redemptions	Redemption	at 1/31/09

Alternative
Janus Adviser Long/Short Fund - Class A Shares	$10	$–	–	$–	–	$10
Janus Adviser Long/Short Fund - Class C Shares	10	–	–	–	–	10
Janus Adviser Long/Short Fund - Class I Shares	10	–	–	–	–	10
Janus Adviser Long/Short Fund - Class R Shares	11	–	–	–	–	11
Janus Adviser Long/Short Fund - Class S Shares	10	–	–	–	–	10
Janus Adviser Global Real Estate Fund - Class A Shares	500,000	–	–	–	–	500,000
Janus Adviser Global Real Estate Fund - Class C Shares	500,000	–	–	–	–	500,000
Janus Adviser Global Real Estate Fund - Class I Shares	11	–	–	–	–	11
Janus Adviser Global Real Estate Fund - Class S Shares	500,000	–	–	–	–	500,000

Janus Adviser Series  January 31, 2009  47

Notes to Financial Statements (unaudited) (continued)

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of January 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Alternative
Janus Adviser Long/Short Fund - (Long Positions)	$568,776,184	$16,537,542	$(221,227,690)	$(204,690,148)
Janus Adviser Global Real Estate Fund	4,941,518	62,953	(2,721,593)	(2,658,640)

Net capital loss carryovers as of July 31, 2008 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

		Accumulated
Fund	July 31, 2016	Capital Losses

Alternative
Janus Adviser Long/Short Fund	$(4,142,011)	$(4,142,011)
Janus Adviser Global Real Estate Fund	–	–

48  Janus Adviser Series  January 31, 2009

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Janus Adviser Series  January 31, 2009  49

Notes to Financial Statements (unaudited) (continued)

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended January 31, 2009 (unaudited)
and for each fiscal year or period ended July 31

	Class A Shares			Class C Shares
Fund	2009	2008	2007	2009	2008	2007

Alternative
Janus Adviser Long/Short Fund	3.56%(1)	3.38%(1)	3.46%	4.26%(1)	4.18%(1)	4.60%
Janus Adviser Global Real Estate Fund	5.42%	6.64%(2)	N/A	6.12%	7.37%(2)	N/A

(1)	Without the recoupment of expenses, the ratio would have been 3.56% for Class A Shares, 4.26% for Class C Shares, 3.22% for Class I Shares, 3.98% for Class R Shares, 3.77% for Class S Shares in 2009, and 3.38% for Class A Shares, 4.16% for Class C Shares, 3.12% for Class I Shares, 4.11% for Class R Shares, and 3.61% for Class S Shares in 2008.
(2)	Period from November 28, 2007 (inception date) through July 31, 2008.

50  Janus Adviser Series  January 31, 2009

Class I Shares			Class R Shares			Class S Shares
2009	2008	2007	2009	2008	2007	2009	2008	2007

3.22%(1)	3.12%(1)	3.26%	4.34%(1)	4.89%(1)	7.95%	3.77%(1)	3.66%(1)	4.42%
4.88%	6.21%(2)	N/A	N/A	N/A	N/A	5.61%	6.81%(2)	N/A

Janus Adviser Series  January 31, 2009  51

Notes to Financial Statements (unaudited) (continued)

5.	Capital Share Transactions

	Janus Adviser		Janus Adviser
	Long/Short		Global Real
For the six-month period ended January 31, 2009 (unaudited) and the fiscal year ended July 31,	Fund		Estate Fund
2008 (all numbers in thousands)	2009	2008	2009	2008(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	1,526	42,250	18	54
Reinvested dividends and distributions	257	82	3	-
Shares repurchased	(19,152)	(12,245)	(1)	-
Net Increase/(Decrease) in Fund Shares	(17,369)	30,087	20	54
Shares Outstanding, Beginning of Period	35,437	5,350	54	-
Shares Outstanding, End of Period	18,068	35,437	74	54
Transactions in Fund Shares – Class C Shares:
Shares sold	676	20,312	-	53
Reinvested dividends and distributions	93	27	2	-
Shares repurchased	(6,295)	(2,690)	(2)	-
Net Increase/(Decrease) in Fund Shares	(5,526)	17,649	-	53
Shares Outstanding, Beginning of Period	19,784	2,135	53	-
Shares Outstanding, End of Period	14,258	19,784	53	53
Transactions in Fund Shares – Class I Shares:
Shares sold	3,307	25,512	391	675
Reinvested dividends and distributions	168	67	15	-
Shares repurchased	(10,952)	(10,931)	(384)	(59)
Net Increase/(Decrease) in Fund Shares	(7,477)	14,648	22	616
Shares Outstanding, Beginning of Period	19,602	4,954	616	-
Shares Outstanding, End of Period	12,125	19,602	638	616
Transactions in Fund Shares – Class R Shares:
Shares sold	10	7	N/A	N/A
Reinvested dividends and distributions	-	1	N/A	N/A
Shares repurchased	(3)	(101)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	7	(93)	N/A	N/A
Shares Outstanding, Beginning of Period	8	101	N/A	N/A
Shares Outstanding, End of Period	15	8	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	131	5,840	-	50
Reinvested dividends and distributions	4	36	2	-
Shares repurchased	(1,824)	(6,325)	-	-
Net Increase/(Decrease) in Fund Shares	(1,689)	(449)	2	50
Shares Outstanding, Beginning of Period	2,750	3,199	50	-
Shares Outstanding, End of Period	1,061	2,750	52	50

(1)	Period November 28, 2007 (inception date) through January 31, 2008.

6.	Purchases and Sales of Investment Securities

For the six-month period ended January 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

52  Janus Adviser Series  January 31, 2009

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Alternative
Janus Adviser Long/Short Fund	$386,603,674	$625,062,111	$–	$–
Janus Adviser Global Real Estate Fund(1)	1,274,434	2,158,762	–	–

(1)	Period from November 28, 2007 (inception date) through July 31, 2008.

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an

Janus Adviser Series  January 31, 2009  53

Notes to Financial Statements (unaudited) (continued)

affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

54  Janus Adviser Series  January 31, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Funds’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Adviser Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the seven Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Janus Adviser Worldwide Growth Fund, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Fund performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to

Janus Adviser Series  January 31, 2009  55

Additional Information (unaudited) (continued)

benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Janus Adviser Worldwide Growth Fund, the Trustees considered the continuing underperformance of the Fund, and requested that Janus Capital consider additional steps to improve long-term Fund performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was

56  Janus Adviser Series  January 31, 2009

below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively and the transfer agent receives compensation from certain Funds or certain share classes for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders, except that with respect to Janus Adviser Worldwide Growth Fund, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Fund performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Fund subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Funds’ shareholders.

Janus Adviser Series  January 31, 2009  57

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2008. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

58  Janus Adviser Series  January 31, 2009

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

Janus Adviser Series  January 31, 2009  59

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

60  Janus Adviser Series  January 31, 2009

Notes

Janus Adviser Series  January 31, 2009  61

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Modular Portfolio Construction®
Janus Adviser Modular Portfolio Construction® Fund invests in a diversified portfolio of underlying Janus mutual funds and securities. The Fund utilizes Janus Capital’s Modular Portfolio Construction process to allocate assets across the following three asset categories: CORE, ALPHA and ALTERNATIVE. The Fund is unique in its combination of funds and securities that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Funds distributed by Janus Distributors LLC (2/09)

C-309-062	108-24-600 03-09

2009 Semiannual Report
Janus Adviser Series

Bond
Janus Adviser Flexible Bond Fund
Janus Adviser Floating Rate High Income Fund
Janus Adviser High-Yield Fund
Money Market
Janus Adviser Money Market Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Adviser Series

Useful Information About Your Fund Report	1
Management Commentary and Schedules of Investments
Bond
Flexible Bond Fund	3
Floating Rate High Income Fund	14
High-Yield Fund	22
Money Market
Money Market Fund	33
Statements of Assets and Liabilities	36
Statements of Operations	37
Statements of Changes in Net Assets	38
Financial Highlights	39
Notes to Schedules of Investments	48
Notes to Financial Statements	50
Additional Information	69
Explanations of Charts, Tables and Financial Statements	72

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was January 31, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from August 1, 2008 to January 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, with the exception of Janus Adviser Money Market Fund, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least December 1, 2009. Janus Capital has agreed to waive Janus Adviser Money Market Fund’s total operating expenses, excluding any class specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares and Class S Shares), the administrative services fees (applicable to Class S Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees expenses, to a certain limit. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Janus Distributors LLC has contractually agreed to a waiver that will reduce the amount of 12b-1 fees payable by Janus Adviser Money Market Fund from 1.00% on Class C Shares to 0.25%. This waiver will continue until at least December 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Janus Adviser Series  January 31, 2009  1

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

2  Janus Adviser Series  January 31, 2009

Janus Adviser Flexible Bond Fund (unaudited)

Fund Snapshot
This bond fund adjusts its allocations among different types of bonds in an attempt to take advantage of ever-changing market conditions.

Gibson Smith
co-portfolio manager

Darrell Watters
co-portfolio manager

Performance Overview

In the six-month period ended January 31, 2009, Janus Adviser Flexible Bond Fund’s Class S Shares returned 5.22%, compared to a 3.23% return for the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Economic Update

Turmoil in the credit markets and fears of a prolonged recession characterized financial markets during the six-month period ending January 31, 2009. During the depths of the crisis in September and October, banks severely limited their lending to each other and corporations had difficulty securing short-term financing, as liquidity became all-important in the crisis of confidence that pervaded the markets. This atmosphere caused volatility to reach historic levels and prompted unprecedented governmental intervention. Investors sought safety by pushing U.S. Treasuries to record low yields in December, when the U.S. Federal Reserve (Fed) lowered the fed funds rate from 1% to a range of zero to 0.25%, a historic move. The yield declines across the curve benefited long-term government bonds the most, as they posted strong gains and were easily the best-performing segment during the period. Conversely, investors’ extreme risk aversion caused high-yield bond spreads relative to Treasuries to spike to historic levels, making it easily the worst-performing fixed income segment with significant losses. Investment grade corporates also performed poorly, as spreads widened to levels not seen since the 1930s. Commercial mortgage-backed securities (CMBS) performed similarly due to a lack of private lenders and concerns that significant defaults could be rising. By period end, the flight-to-quality trade showed signs of easing, as corporate bond spreads declined somewhat. After spiking to extreme highs during the period, the inter-bank lending market improved considerably thanks to governments’ efforts to inject liquidity into the financial system, as the three-month London Interbank Offered Rate (LIBOR) yield finished significantly lower than when it started the period.

Security Selection Drove Performance

Our holdings within the securitized debt, credit and agency/government sponsored debt sectors were the largest contributors to our outperformance during the period. Our overweight to Treasuries also aided relative performance. Within securitized debt, our lack of exposure to CMBS and asset-backed securities (ABS) contributed to performance, as these segments of the fixed income market significantly underperformed during the worst of the market turmoil. Our yield curve positioning within agencies also benefited performance. The Fund’s overweight in Treasuries was significantly higher during the worst of the market sell-off, which helped to boost returns; we gradually lowered the exposure in favor of credits later in the period, as we believed the latter became more attractive on a relative basis. This positioning contributed to our outperformance in January, when credits rallied somewhat.

Within credits, bonds issued by Berkshire Hathaway were the top contributor to performance in the period. During the tumultuous market conditions, investors gravitated toward blue chip names finding comfort in what we believe to be exceptional management teams with a long-standing history of market leadership. Virginia Electric & Power, an electric utility, was the next largest contributor, as investors were drawn toward what we consider to be its well-financed, cash generating assets. During the period, we increased our exposure to utility and media/cable companies, as we believed both could do well even in a recession given the assets that support their businesses and the essential nature of their products.

Detractors from Performance

Our overweight to credits and underweight in agencies as well as our yield curve positioning in Treasuries detracted from performance. Although an underweight to financials within credits provided a boost to relative returns, our holdings in Bank of America, Morgan Stanley and Goldman Sachs were the largest individual detractors during the period. All three were impacted negatively during the financial crisis.

Outlook

We have reduced our exposure to Treasuries and cash in favor of corporate credit. With spreads on all products still near all-time highs, we think there are a plethora of opportunities in investment grade credit in which to explore and possibly add to the portfolio. The main obstacles to the success of this

Janus Adviser Series  January 31, 2009  3

Janus Adviser Flexible Bond Fund (unaudited)

strategy in our view might be continued lack of liquidity and rising defaults. We believe that our ability to add value with individual credit selection will allow us to overcome these obstacles, but are being very cautious as to how and when we add risk to the portfolio. In terms of credit selection, our focus is on companies that have considerable assets, strong cash-flow generation and whose managements are focused on debt reduction over the next 18 to 24 months.

Thank you for your investment in Janus Adviser Flexible Bond Fund.

4  Janus Adviser Series  January 31, 2009

(unaudited)

Janus Adviser Flexible Bond Fund At A Glance

Fund Profile
January 31, 2009

Weighted Average Maturity	6.4 Years
Average Effective Duration*	4.2 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	4.00%
With Reimbursement	4.03%
Class A Shares at MOP
Without Reimbursement	3.81%
With Reimbursement	3.84%
Class C Shares***
Without Reimbursement	3.25%
With Reimbursement	3.29%
Class I Shares
Without Reimbursement	4.28%
With Reimbursement	4.30%
Class R Shares
Without Reimbursement	3.51%
With Reimbursement	3.55%
Class S Shares
Without Reimbursement	3.76%
With Reimbursement	3.80%
Weighted Average Fixed Income Credit Rating	AA-
Number of Bonds/Notes	248

*	A theoretical measure of price volatility.
**	Yield will fluctuate.
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Net Assets)
January 31, 2009

AAA	42.4%
AA	4.7%
A	11.5%
BBB	18.3%
BB	3.8%
B	2.3%
Other	17.0%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of January 31, 2009

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Janus Adviser Series  January 31, 2009  5

Janus Adviser Flexible Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009						Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Flexible Bond Fund – Class A Shares

NAV	5.35%	5.13%	4.28%	5.07%	6.53%	1.20%	0.81%(a)

MOP	0.32%	0.14%	3.48%	4.66%	6.42%

Janus Adviser Flexible Bond Fund – Class C Shares

NAV	5.05%	4.41%	3.76%	4.47%	5.86%	1.99%	1.56%(a)

CDSC	4.01%	3.40%	3.76%	4.47%	5.86%

Janus Adviser Flexible Bond Fund – Class I Shares	5.41%	5.40%	4.28%	5.07%	6.53%	0.99%	0.55%(b)

Janus Adviser Flexible Bond Fund – Class R Shares	5.17%	4.68%	4.00%	4.76%	6.29%	1.71%	1.30%(c)

Janus Adviser Flexible Bond Fund – Class S Shares	5.22%	4.95%	4.28%	5.07%	6.53%	1.46%	1.05%(c)

Barclays Capital U.S. Aggregate Bond Index	3.23%	2.59%	4.30%	5.46%	5.93%

Lipper Quartile – Class S Shares	–	1st	1st	1st	N/A**

Lipper Ranking – Class S Shares based on total returns for Intermediate Investment Grade Debt Funds	–	12/577	24/399	32/202	N/A**

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

6  Janus Adviser Series  January 31, 2009

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Flexible Bond Portfolio of Janus Aspen Series (the “Predecessor Fund”) into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – September 13, 1993

Janus Adviser Series  January 31, 2009  7

Janus Adviser Flexible Bond Fund (unaudited)

**	The Lipper ranking for the Fund’s Class S Shares is not available.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$1,053.50	$4.14

Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$1,050.50	$8.01

Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$1,054.10	$2.85

Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$1,051.70	$6.72

Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$1,052.20	$5.43

Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

†	Expenses are equal to the annualized expense ratio of 0.80% for Class A Shares, 1.55% for Class C Shares, 0.55% for Class I Shares, 1.30% for Class R Shares and 1.05% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

8  Janus Adviser Series  January 31, 2009

Janus Adviser Flexible Bond Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Principal Amount		Value

Corporate Bonds – 50.1%
Aerospace and Defense – 0.2%
$605,000	Lockheed Martin Corp., 6.1500% due 9/1/36	$600,201
Beverages – Non-Alcoholic – 1.0%
727,000	Dr. Pepper Snapple Group, 6.1200% due 5/1/13	714,969
493,000	Dr. Pepper Snapple Group, 6.8200% due 5/1/18	466,471
580,000	Dr. Pepper Snapple Group, 7.4500% due 5/1/38	524,252
650,000	PepsiCo, Inc., 7.9000% due 11/1/18	806,104
		2,511,796
Beverages – Wine and Spirits – 0.5%
1,200,000	Brown Forman Corp., 5.0000% due 2/1/14	1,212,551
Brewery – 1.7%
1,215,000	Anheuser-Busch InBev N.V., 7.2000% due 1/15/14 (144A)	1,234,532
1,215,000	Anheuser-Busch InBev N.V., 7.7500% due 1/15/19 (144A)	1,232,526
1,935,000	Anheuser-Busch InBev N.V., 8.2000% due 1/15/39 (144A)	1,949,935
		4,416,993
Building Products – Cement and Aggregate – 0.2%
515,000	Martin Marietta Materials Corp., 6.6000% due 4/15/18	419,891
Cable Television – 3.4%
567,000	Comcast Corp., 6.3000% due 11/15/17	568,674
834,000	Comcast Corp., 5.7000% due 5/15/18	810,881
981,000	Cox Communications, Inc., 4.6250% due 1/15/10	973,153
1,826,000	Cox Communications, Inc., 6.2500% due 6/1/18 (144A)	1,664,326
630,000	Cox Communications, Inc., 9.3750% due 1/15/19 (144A)	677,681
1,959,000	Cox Communications, Inc., 6.9500% due 6/1/38 (144A)	1,741,353
540,000	Time Warner Cable, Inc., 6.7500% due 7/1/18	527,357
300,000	Time Warner Cable, Inc., 8.7500% due 2/14/19	334,069
1,193,000	Time Warner Cable, Inc., 7.3000% due 7/1/38	1,240,616
		8,538,110
Cellular Telecommunications – 1.0%
1,150,000	Verizon Wireless, 7.3750% due 11/15/13 (144A)	1,243,840
1,150,000	Verizon Wireless, 8.5000% due 11/15/18 (144A)	1,319,407
		2,563,247
Chemicals – Diversified – 0.2%
558,000	E.I. DuPont De Nemours, 5.0000% due 7/15/13	579,134
Coal – 0.2%
$474,000	Arch Western Finance, 6.7500% due 7/1/13	449,115
Commercial Banks – 0.6%
1,129,000	Credit Suisse New York, 5.0000% due 5/15/13	1,093,658
320,000	Sovereign Bancorp, Inc., 2.7500% due 1/17/12	323,598
		1,417,256
Commercial Services – 0.5%
597,000	Aramark Services, Inc., 8.5000% due 2/1/15	580,583
823,000	Iron Mountain, Inc., 8.6250% due 4/1/13	819,913
		1,400,496
Consumer Products – Miscellaneous – 0.4%
269,000	Clorox Company, 5.0000% due 3/1/13	271,356
475,000	Clorox Company, 5.9500% due 10/15/17	478,475
195,000	Kimberly-Clark Corp., 7.5000% due 11/1/18	229,083
		978,914
Cosmetics and Toiletries – 0.6%
465,000	Estee Lauder Companies, Inc., 7.7500% due 11/1/13	509,920
881,000	Procter & Gamble Co., 4.6000% due 1/15/14	932,567
		1,442,487
Data Processing and Management – 0.2%
537,000	Fiserv, Inc., 6.8000% due 11/20/17	473,883
Diversified Operations – 4.8%
2,058,000	3M Company, 4.3750% due 8/15/13	2,136,455
399,000	Dover Corp., 5.4500% due 3/15/18	402,109
188,000	Dover Corp., 6.6000% due 3/15/38	197,277
495,000	Eaton Corp., 4.9000% due 5/15/13	491,948
650,000	Goldman Sachs Group, Inc., 5.4500% due 11/1/12	627,423
1,175,000	Goldman Sachs Group, Inc., 7.5000% due 2/15/19	1,166,188
635,000	JPMorgan Chase & Co., 2.1250% due 6/22/12	628,407
2,298,000	JPMorgan Chase & Co., 6.0000% due 1/15/18	2,307,369
701,000	Kansas City Southern, 7.5000% due 6/15/09	709,763
425,000	Kansas City Southern, 13.0000% due 12/15/13	439,875
705,000	Morgan Stanley Co., 6.0000% due 4/28/15	638,927
1,180,000	PNC Financial Services Group I, 2.0000% due 9/22/11	1,176,836
371,000	SPX Corp., 7.6250% due 12/15/14 (144A)	341,320

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  9

Janus Adviser Flexible Bond Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Principal Amount		Value

Diversified Operations – (continued)
$975,000	Tyco International Finance, 8.5000% due 1/15/19	$1,035,128
		12,299,025
Electric – Generation – 0.7%
597,000	Allegheny Energy Supply, 8.2500% due 4/15/12 (144A)	598,493
1,283,000	Edison Mission Energy, 7.0000% due 5/15/17	1,193,190
		1,791,683
Electric – Integrated – 6.2%
420,000	Centerpoint Energy Houston, 7.0000% due 3/1/14	432,354
1,165,000	CMS Energy Corp., 6.3000% due 2/1/12	1,094,097
190,000	Consumers Energy Co., 5.6500% due 9/15/18	184,587
283,000	Duke Energy Carolinas, 5.1000% due 4/15/18	283,102
375,000	Duke Energy Carolinas, 6.0500% due 4/15/38	383,912
1,265,000	Duke Energy Corp., 6.3000% due 2/1/14	1,297,455
770,000	Entergy Corp., 7.1250% due 2/1/19	750,491
455,000	Indiana Michigan Power, 7.0000% due 3/15/19	456,784
660,000	MidAmerican Energy Holdings, 5.9500% due 5/15/37	603,087
610,000	MidAmerican Energy Holdings, 6.5000% due 9/15/37	599,986
1,035,000	Monongahela Power Co., 6.7000% due 6/15/14	1,041,261
702,000	Oncor Electric Delivery, 5.9500% due 9/1/13 (144A)	686,563
483,000	Pacific Gas and Electric Co., 4.8000% due 3/1/14	487,050
315,000	Pacificorp, 5.5000% due 1/15/19	323,636
367,000	Pacificorp, 6.2500% due 10/15/37	375,482
440,000	Pacificorp, 6.0000% due 1/15/39	444,397
1,300,000	PG&E Corp., 8.2500% due 10/15/18	1,605,116
157,000	Public Service Colorado, 5.8000% due 8/1/18	164,657
1,137,000	Southern California Edison Co., 7.6250% due 1/15/10	1,178,626
1,015,000	Virginia Electric & Power Co., 5.1000% due 11/30/12	1,028,560
1,190,000	Virginia Electric & Power Co., 8.8750% due 11/15/38	1,535,350
1,005,000	West Penn Power Co., 5.9500% due 12/15/17 (144A)	899,697
		15,856,250
Electronic Components – Semiconductors – 0.1%
215,000	National Semiconductor Corp., 2.2463% due 6/15/10‡,ß	183,883
Enterprise Software/Services – 0.4%
$1,133,000	BMC Software, Inc., 7.2500% due 6/1/18	1,013,368
Fiduciary Banks – 0.2%
578,000	Bank of America Corp., 4.5000% due 4/1/13	576,631
Finance – Consumer Loans – 0.6%
435,000	John Deere Capital Corp., 4.8750% due 10/15/10	444,935
960,000	John Deere Capital Corp., 2.8750% due 6/19/12	973,607
		1,418,542
Finance – Investment Bankers/Brokers – 0.2%
635,000	Morgan Stanley, 6.6250% due 4/1/18	581,097
Food – Miscellaneous/Diversified – 1.4%
629,000	General Mills, Inc., 5.2500% due 8/15/13	643,988
419,000	General Mills, Inc., 5.2000% due 3/17/15	418,164
650,000	General Mills, Inc., 5.6500% due 2/15/19	661,960
295,000	Kellogg Company, 4.2500% due 3/6/13	297,637
730,000	Kraft Foods, Inc., 6.7500% due 2/19/14	790,886
660,000	Kraft Foods, Inc., 6.1250% due 2/1/18	673,009
		3,485,644
Food – Retail – 1.7%
295,000	Delhaize Group, 5.8750% due 2/1/14	297,719
415,000	Kroger Co., 7.5000% due 1/15/14	462,650
261,000	Kroger Co., 6.1500% due 1/15/20	259,758
1,050,000	Safeway, Inc., 6.2500% due 3/15/14	1,108,266
278,000	Stater Brothers Holdings, Inc., 8.1250% due 6/15/12	275,220
453,000	Stater Brothers Holdings, Inc., 7.7500% due 4/15/15	414,495
1,694,000	Supervalu, Inc., 7.5000% due 11/15/14	1,617,769
		4,435,877
Gas – Distribution – 0.2%
279,000	Centerpoint Energy, Inc., 6.5000% due 5/1/18	234,352
299,000	Southern Star Central Corp., 6.0000% due 6/1/16 (144A)	252,655
		487,007

See Notes to Schedules of Investments and Financial Statements.

10  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Principal Amount		Value

Independent Power Producer – 0.6%
$749,000	NRG Energy, Inc., 7.3750% due 2/1/16	$713,422
753,000	Reliant Energy, Inc., 7.6250% due 6/15/14	615,578
154,000	Reliant Energy, Inc., 7.8750% due 6/15/17	124,740
		1,453,740
Medical – Biomedical and Genetic – 0.7%
650,000	AMGEN, Inc., 5.7000% due 2/1/19	675,550
975,000	AMGEN, Inc., 6.4000% due 2/1/39	1,010,839
		1,686,389
Medical – HMO – 0.2%
570,000	UnitedHealth Group, 5.8000% due 3/15/36	448,496
Medical – Hospitals – 0.4%
598,000	HCA, Inc., 6.5000% due 2/15/16	418,600
697,000	HCA, Inc., 9.2500% due 11/15/16	665,635
		1,084,235
Medical Products – 0.7%
598,000	Covidien International, 5.4500% due 10/15/12	602,681
1,286,000	Covidien International, 6.0000% due 10/15/17	1,308,160
		1,910,841
Metal – Diversified – 0.2%
511,000	Freeport-McMoRan Copper & Gold, Inc. 8.3750% due 4/1/17	424,130
Multimedia – 0.3%
640,000	Walt Disney Company, 4.5000% due 12/15/13	659,419
Non-Hazardous Waste Disposal – 0.5%
737,000	Allied Waste Industries, Inc., 6.5000% due 11/15/10	737,000
635,000	Waste Management, Inc., 7.3750% due 8/1/10	649,908
		1,386,908
Office Automation and Equipment – 0.4%
231,000	Xerox Corp., 2.5975% due 12/18/09‡	214,826
398,000	Xerox Corp., 5.6500% due 5/15/13	361,093
569,000	Xerox Corp., 6.3500% due 5/15/18	470,847
		1,046,766
Oil – Field Services – 0.4%
590,000	Weatherford International, 9.6250% due 3/1/19	600,496
435,000	Weatherford International, 9.8750% due 3/1/39	420,700
		1,021,196
Oil and Gas Drilling – 0.4%
$965,000	Nabors Industries Ltd., 9.2500% due 1/15/19 (144A)	931,030
Oil Companies – Exploration and Production – 0.5%
385,000	Devon Energy Corp., 5.6250% due 1/15/14	391,868
325,000	Devon Energy Corp., 6.3000% due 1/15/19	325,214
70,000	Forest Oil Corp., 8.0000% due 12/15/11	67,375
545,000	Kerr-McGee Corp., 6.8750% due 9/15/11	541,244
		1,325,701
Oil Companies – Integrated – 3.1%
2,170,000	ConocoPhillips, 4.7500% due 2/1/14	2,188,227
1,450,000	ConocoPhillips, 5.7500% due 2/1/19	1,456,525
1,740,000	ConocoPhillips, 6.5000% due 2/1/39	1,733,214
295,000	Hess Corp., 7.0000% due 2/15/14	299,219
2,270,000	Hess Corp., 8.1250% due 2/15/19	2,321,302
		7,998,487
Pipelines – 2.9%
335,000	El Paso Corp., 12.0000% due 12/12/13	359,288
922,000	El Paso Corp., 7.0000% due 6/15/17	843,630
770,000	Enbridge Energy Partners, 9.8750% due 3/1/19	811,103
179,000	Kinder Morgan Energy Partners N.T. 5.9500% due 2/15/18	171,057
1,723,000	Kinder Morgan Energy Partners N.T. 6.9500% due 1/15/38	1,630,907
2,386,000	Kinder Morgan Finance Co., 5.7000% due 1/5/16	2,057,924
295,000	Plains All-American Pipelines, 6.5000% due 5/1/18	247,044
450,000	Trans-Canada Pipelines, 7.1250% due 1/15/19	476,973
645,000	Trans-Canada Pipelines, 7.6250% due 1/15/39	671,288
		7,269,214
Publishing – Books – 0.3%
325,000	Reed Elsevier PLC, 7.7500% due 1/15/14	321,583
325,000	Reed Elsevier PLC, 8.6250% due 1/15/19	325,941
		647,524
Reinsurance – 0.6%
1,091,000	Berkshire Hathaway, Inc., 5.0000% due 8/15/13	1,125,458
372,000	Berkshire Hathaway, Inc., 4.6250% due 10/15/13	377,023
		1,502,481

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  11

Janus Adviser Flexible Bond Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Principal Amount		Value

Retail – Discount – 0.3%
$398,000	Wal-Mart Stores, Inc., 4.2500% due 4/15/13	$422,295
399,000	Wal-Mart Stores, Inc., 6.2000% due 4/15/38	431,369
		853,664
Schools – 0.6%
490,000	Duke University, 4.2000% due 4/1/14	499,770
340,000	Duke University, 5.1500% due 4/1/19	349,730
325,000	Princeton University, 4.9500% due 3/1/19	326,268
325,000	Princeton University, 5.7000% due 3/1/39	326,385
		1,502,153
Special Purpose Entity – 0.3%
508,000	Petroplus Finance, Ltd., 6.7500% due 5/1/14 (144A)	378,460
374,000	Petroplus Finance, Ltd., 7.0000% due 5/1/17 (144A)	271,150
95,000	Source Gas LLC, 5.9000% due 4/1/17§	71,922
		721,532
Steel – Producers – 0.4%
1,193,000	Steel Dynamics, Inc., 7.7500% due 4/15/16 (144A)	954,400
Super-Regional Banks – 3.4%
2,300,000	Bank of America Corp., 1.7000% due 12/23/10	2,305,481
1,135,000	Bank of America Corp., 4.9000% due 5/1/13	1,083,651
2,410,000	Bank of America Corp., 8.0000% due 7/30/99‡	1,276,457
885,000	PNC Financial Services Group, 2.3000% due 6/22/12	880,525
645,000	Wachovia, Corp., 5.7500% due 2/1/18	634,777
1,235,000	Wells Fargo Capital XV, 9.7500% due 3/26/99‡	1,160,900
1,460,000	Wells Fargo Co., 5.6250% due 12/11/17	1,430,222
		8,772,013
Telephone – Integrated – 3.4%
1,626,000	AT&T, Inc., 4.9500% due 1/15/13	1,657,334
418,000	AT&T, Inc., 5.5000% due 2/1/18	415,250
569,000	AT&T, Inc., 5.6000% due 5/15/18	567,968
1,435,000	AT&T, Inc., 6.5500% due 2/15/39	1,429,117
747,000	BellSouth Corp., 4.7500% due 11/15/12	758,256
805,000	Verizon Communications, Inc., 5.2500% due 2/1/12 (144A)	808,083
1,340,000	Verizon Communications, Inc., 5.5500% due 2/1/14 (144A)	1,339,987
$490,000	Verizon Communications, Inc., 8.7500% due 11/1/18	570,732
1,150,000	Verizon Communications, Inc., 6.4000% due 2/15/38	1,138,293
		8,685,020
Transportation – Railroad – 0.9%
478,000	Burlington North Santa Fe, 5.7500% due 3/15/18	469,996
590,000	CSX Corp., 8.3750% due 10/15/14	606,644
171,000	Kansas City Southern Mex., 7.3750% due 6/1/14	147,060
1,159,000	Union Pacific Corp., 5.7000% due 8/15/18	1,110,505
		2,334,205
Transportation – Services – 0.4%
322,000	FedEx Corp., 5.5000% due 8/15/09	323,356
650,000	FedEx Corp., 8.0000% due 1/15/19	676,154
		999,510
Wireless Equipment – 1.0%
1,097,000	Rogers Communications, Inc., 6.3750% due 3/1/14	1,067,509
1,084,000	Rogers Communications, Inc., 6.8000% due 8/15/18	1,127,556
271,000	Rogers Communications, Inc., 7.5000% due 8/15/38	285,075
		2,480,140

Total Corporate Bonds (cost $124,978,053)		127,232,275

Mortgage Backed Securities – 14.4%
U.S. Government Agencies – 14.4%
	Fannie Mae:
125,269	6.5000%, due 11/1/17	130,750
358,627	5.0000%, due 11/1/18	369,015
121,146	5.5000%, due 8/1/19	125,185
46,288	5.5000%, due 9/1/19	47,882
269,521	5.5000%, due 9/1/19	278,507
338,056	6.0000%, due 10/1/21	352,065
255,353	6.0000%, due 11/1/23	265,935
589,629	5.5000%, due 9/1/24	604,823
121,692	7.0000%, due 11/1/28	129,403
163,847	6.5000%, due 2/1/31	172,033
304,035	7.0000%, due 2/1/32	323,299
1,193,243	6.0000%, due 10/1/32	1,236,846
1,046,842	5.5000%, due 2/1/33	1,076,262
248,710	6.5000%, due 3/1/33	260,915
741,367	5.5000%, due 11/1/33	761,739
1,330,639	6.0000%, due 7/1/34	1,380,271
76,101	6.5000%, due 9/1/34	79,502
120,741	5.5000%, due 11/1/34	123,908
1,270,402	5.5000%, due 11/1/34	1,303,724
191,758	6.0000%, due 1/1/35	198,286
102,698	5.5000%, due 1/1/36	105,295
322,303	6.5000%, due 1/1/36	336,205
911,207	6.0000%, due 3/1/36	940,233
5,072,123	6.0000%, due 7/1/36	5,233,692
64,128	6.0000%, due 8/1/36	66,171

See Notes to Schedules of Investments and Financial Statements.

12  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Principal Amount		Value

U.S. Government Agencies – (continued)
$170,323	6.0000%, due 8/1/36	$175,749
286,438	6.0000%, due 1/1/37	295,562
1,082,074	5.5000%, due 6/1/37	1,108,535
1,145,971	6.0000%, due 9/1/37	1,182,295
1,553,976	6.0000%, due 12/1/37	1,603,234
3,379,168	6.5000%, due 1/1/38	3,524,212
1,327,827	5.5000%, due 3/1/38	1,360,298
1,087,390	6.0000%, due 3/1/38	1,121,858
1,090,714	5.5000%, due 4/1/38	1,117,386
794,280	5.5000%, due 6/1/38	813,703
	Freddie Mac:
160,766	5.5000%, due 1/1/16	166,628
307,742	5.5000%, due 1/1/18	319,090
207,632	5.5000%, due 2/1/21	214,328
154,886	5.0000%, due 4/1/21	158,670
219,516	5.5000%, due 10/1/21	226,595
219,580	6.0000%, due 8/1/23	228,747
1,494,754	5.0000%, due 12/1/23	1,530,727
324,330	6.0000%, due 11/1/33	336,347
591,894	6.0000%, due 2/1/34	613,389
164,971	6.5000%, due 7/1/34	173,530
149,981	5.5000%, due 12/1/34	153,851
641,174	5.5000%, due 12/1/34	657,718
77,940	5.5000%, due 8/1/36	79,817
1,305,530	6.0000%, due 2/1/38	1,348,321
1,499,999	5.0000%, due 9/1/38	1,524,665
245,916	6.5000%, due 9/1/38	256,597
441,730	6.5000%, due 9/1/38	460,916

Total Mortgage Backed Securities (cost $35,984,058)		36,654,714

U.S. Government Agencies – 4.1%
	Fannie Mae:
2,373,000	2.8750%, due 10/12/10	2,432,078
1,174,000	3.6250%, due 8/15/11	1,225,671
2,180,000	3.8750%, due 7/12/13	2,315,038
	Freddie Mac:
2,373,000	3.1250%, due 10/25/10	2,443,044
1,174,000	3.8750%, due 6/29/11	1,232,023
337,000	3.7500%, due 6/28/13	356,173
374,000	4.8750%, due 6/13/18	406,530

U.S. Government Agencies (cost $10,036,636)		10,410,557

U.S. Treasury Notes/Bonds – 23.0%
	U.S. Treasury Notes/Bonds:
4,473,000	3.2500%, due 12/31/09	4,583,429
8,673,000	4.5000%, due 5/15/10	9,103,258
852,000	2.6250%, due 5/31/10	874,698
3,635,000	2.3750%, due 8/31/10	3,731,411
4,033,000	2.0000%, due 9/30/10	4,117,600
7,495,000	0.8750%, due 12/31/10	7,490,900
632,000	5.1250%, due 6/30/11	692,040
1,365,000	1.7500%, due 11/15/11	1,382,172
3,988,000	1.1250%, due 1/15/12	3,962,764
5,053,000	4.6250%, due 2/29/12	5,544,091
599,000	4.7500%, due 5/31/12	663,299
1,237,720	0.6250%, due 4/15/13ÇÇ	1,196,333
117,000	3.1250%, due 8/31/13	124,249
5,311,000	3.1250%, due 9/30/13	5,633,808
6,660,000	1.5000%, due 12/31/13	6,562,704
310,695	1.3750%, due 7/15/18ÇÇ	299,044
140,000	3.7500%, due 11/15/18	150,763
1,230,000	2.1250%, due 1/15/19ÇÇ	1,275,356
$15,000	7.2500%, due 8/15/22	20,377
903,000	4.5000%, due 5/15/38	1,048,609

Total U.S. Treasury Notes/Bonds (cost $57,744,190)		58,456,905

Money Market – 4.9%
12,489,000	Janus Cash Liquidity Fund LLC, 0% (cost $12,489,000)	12,489,000

Total Investments (total cost $241,231,937) – 96.5%		245,243,451

Cash, Receivables and Other Assets, net of Liabilities – 3.5%		8,788,413

Net Assets – 100%		$254,031,864

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$297,719	0.1%
Bermuda	1,670,806	0.7%
Canada	5,686,326	2.3%
Luxembourg	2,945,969	1.2%
Mexico	147,060	0.1%
Netherlands	325,940	0.1%
Switzerland	1,093,658	0.5%
United States††	233,075,973	95.0%

Total	$245,243,451	100.0%

††	Includes Short-Term Securities (90.0% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  13

Janus Adviser Floating Rate High Income Fund (unaudited)

Fund Snapshot
The fund is designed for long-term investors who primarily seek current income from an investment that may have lower correlation to fixed – income markets than a traditional fixed – income fund.

Jason Groom
portfolio manager

Performance Overview

For the six-month period ended January 31, 2009, Janus Adviser Floating Rate High Income Fund’s Class S Shares returned -13.89% versus the Fund’s benchmark, the Credit Suisse First Boston Leveraged Loan Index, which returned -22.54%.

Economic Update

Turmoil in the credit markets and fears of a prolonged recession characterized financial markets during the six-month period ending January 31, 2009. During the depths of the crisis in September and October, banks severely limited their lending to each other and corporations had difficulty securing short-term financing, as liquidity became all-important in the crisis of confidence that pervaded the markets. This atmosphere caused volatility to reach historic levels and prompted unprecedented governmental intervention. Investors sought safety by pushing U.S. Treasuries to record low yields in December, when the U.S. Federal Reserve (Fed) lowered the fed funds rate from 1% to a range of zero to 0.25%, a historic move. The yield declines across the curve benefited long-term government bonds the most, as they posted strong gains and were easily the best-performing segment during the period. Conversely, investors’ extreme risk aversion caused high-yield bond spreads relative to Treasuries to spike to historic levels, making it easily the worst-performing fixed income segment with significant losses. Investment grade corporates also performed poorly, as spreads widened to levels not seen since the 1930s. Commercial mortgage-backed securities (CMBS) performed similarly due to a lack of private lenders and concerns that significant defaults could be rising. By period end, the flight-to-quality trade showed signs of easing, as corporate bond spreads declined somewhat. After spiking to extreme highs during the period, the inter-bank lending market improved considerably thanks to governments’ efforts to inject liquidity into the financial system, as the three-month London Interbank Offered Rate (LIBOR) yield finished significantly lower than when it started the period.

Cash Equivalents and Sector Positioning Added to Relative Performance

Our significant cash position was the largest contributor to relative performance due to the significant and broad sell-off in the bank loan market. In addition, our more than twice-the-index exposure in the food and tobacco sector and our underweights in transportation and housing were top contributors as well.

Among individual holdings, Dean Foods benefited performance, as we opportunistically added to our position after investors began liquidating their most liquid positions; we subsequently benefited when the holding rebounded later in the period. We believe the large distributor of food and dairy products is a stable cash-flow business backed by quality assets; thus, we view it as a defensive holding in the current environment. Cablevision Systems Corporation, the fifth largest cable provider in the U.S., was another opportunistic purchase on forced selling by other investors; it, too, later rose. We feel Cablevision’s asset-heavy business made it another defensive holding for the portfolio.

Manufacturing and Aerospace Holdings Among Detractors

Our holdings in manufacturing, aerospace and financials detracted the most from relative performance. Among individual detractors was Fairpoint Communications, a telecommunications company that declined due to a longer than expected back-office service cutover from its former parent Verizon as well as weaker-than-expected landline losses. Another detractor was Manitowoc, a diversified industrial manufacturer that declined as the economic downturn became more evident during the period. While we continue to like the company, we underestimated the extent of the downturn; therefore, we sold the position.

Outlook

We believe the technical pressures in the leveraged loan market, which we witnessed in 2008, could persist in 2009. The collateralized loan obligation or CLO market, the largest buyer of bank loans, has remained closed and low LIBOR discouraged investment into the category. Rising default rates is another concern; however, the low pricing environment has attracted random opportunistic buying. As always, we continue to emphasize bottom-up fundamental credit research in an effort to create value for shareholders.

14  Janus Adviser Series  January 31, 2009

(unaudited)

Thank you for your investment in Janus Adviser Floating Rate High Income Fund.

Janus Adviser Floating Rate High Income Fund At A Glance

Fund Profile
January 31, 2009

Weighted Average Maturity	2.5 Years
Average Effective Duration*	-0.2
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	4.11%
With Reimbursement	6.62%
Class A Shares at MOP
Without Reimbursement	3.91%
With Reimbursement	6.30%
Class C Shares***
Without Reimbursement	3.37%
With Reimbursement	5.88%
Class I Shares
Without Reimbursement	4.39%
With Reimbursement	6.91%
Class S Shares
Without Reimbursement	3.89%
With Reimbursement	6.40%
Weighted Average Fixed Income Credit Rating	A-
Number of Bonds/Notes	76

*	A theoretical measure of price volatility.
**	Yield will fluctuate.
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Net Assets)
January 31, 2009

BBB	1.6%
BB	28.2%
CCC	5.0%
Other	65.2%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of January 31, 2009

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Janus Adviser Series  January 31, 2009  15

Janus Adviser Floating Rate High Income Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009				Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Floating Rate High Income Fund – Class A Shares

NAV	–13.65%	–12.38%	–9.99%	4.89%	1.17%(a)

MOP	–17.77%	–16.51%	–12.45%

Janus Adviser Floating Rate High Income Fund – Class C Shares

NAV	–14.04%	–13.08%	–10.67%	5.92%	1.92%(a)

CDSC	–14.87%	–13.90%	–10.67%

Janus Adviser Floating Rate High Income Fund – Class I Shares	–13.64%	–12.33%	–9.83%	5.05%	0.92%(b)

Janus Adviser Floating Rate High Income Fund – Class S Shares	–13.89%	–12.76%	–10.29%	5.44%	1.41%(c)

Credit Suisse First Boston (CSFB) Leveraged Loan Index	–22.54%	–22.24%	–15.24%**

Lipper Quartile – Class S Shares	–	1st	1st

Lipper Ranking – Class S Shares based on total returns for Loan Participation Funds	–	10/91	10/70

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

16  Janus Adviser Series  January 31, 2009

(unaudited)

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests primarily in floating rate securities, which are speculative in nature because they are sensitive to economic or political changes, or adverse developments specific to the borrower and are generally non-investment grade and therefore involve greater liquidity, default and credit risks. The Fund may also invest in derivative, foreign and emerging market securities which carry additional risks that could have a negative impact on performance. The Fund should not be considered a complete investment program.

One factor impacting the Fund’s performance significantly was investments in new issues. Given the Fund’s relatively small size at inception and short performance record, investments in new issues had a disproportionate impact on performance. There is no assurance that the Fund’s future investments in new issues will have the same effect on performance in the future.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value. The Fund’s prospectus allows for investment in non-investment grade securities.

The performance shown for Class A Shares, Class C Shares, Class I Shares and Class S Shares reflects the performance of the Fund’s respective class from May 2, 2007 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

In preparation for the February 27, 2009 liquidation, this Fund had an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s effective date – May 2, 2007

**	The Credit Suisse First Boston Leveraged Loan Index since inception return is calculated from April 30, 2007.

Janus Adviser Series  January 31, 2009  17

Janus Adviser Floating Rate High Income Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$862.50	$5.35

Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$859.80	$6.98

Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$862.70	$4.23

Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$861.20	$5.96

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.46

†	Expenses are equal to the annualized expense ratio of 1.14% for Class A Shares, 1.49% for Class C Shares, 0.90% for Class I Shares, and 1.27% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

18  Janus Adviser Series  January 31, 2009

Janus Adviser Floating Rate High Income Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Principal Amount		Value

Bank Loans – 46.3%
Advertising Services – 0.9%
$15,789	Dex Media West, LLC, 7.0000% due 10/24/14‡	$8,171
52,632	Dex Media West, LLC, 7.0000% due 10/24/14‡	27,237
31,579	Dex Media West, LLC, 7.0000% due 10/24/14‡	16,342
		51,750
Aerospace and Defense – 0.9%
5,520	Hawker Beechcraft, Inc., 1.3587% due 3/26/14‡	2,973
30,911	Hawker Beechcraft, Inc., 3.4587% due 3/26/14‡	16,647
63,091	Hawker Beechcraft, Inc., 2.4093% due 3/26/14‡	33,979
		53,599
Auction House – Art Dealer – 1.1%
51,118	Adesa, Inc., 3.7087% due 10/20/13‡	34,463
44,593	Adesa, Inc., 2.6600% due 10/20/13‡	30,063
		64,526
Automotive – Cars and Light Trucks – 1.3%
98,246	Ford Motor Co., 5.0000% due 12/15/13‡	35,178
99,492	General Motors Corp. 2.7843% due 11/29/13‡	42,782
		77,960
Cable Television – 2.6%
43,240	Charter Communications Operating LLC 4.2900%, due 3/6/14‡	33,145
502	Charter Communications Operating LLC 3.3600%, due 3/6/14‡	385
22,199	Charter Communications Operating LLC 3.3600%, due 3/6/14‡	17,016
132,807	Charter Communications Operating LLC 3.1800%, due 3/6/14‡	101,802
		152,348
Casino Hotels – 1.6%
49,500	Harrahs Entertainment, Inc., 4.4587% due 1/28/15‡	30,520
99,375	Harrahs Entertainment, Inc., 4.1593% due 1/28/15‡	61,270
		91,790
Cellular Telecommunications – 1.5%
63,613	MetroPCS Wireless, Inc., 5.5000% due 11/3/13‡	54,830
4,071	MetroPCS Wireless, Inc., 2.6875% due 11/3/13‡	3,509
31,807	MetroPCS Wireless, Inc., 2.6875% due 11/3/13‡	27,415
		85,754
Chemicals – Diversified – 0.6%
$55,249	Georgia Gulf Corp., 7.7500% due 10/3/13‡	26,678
15,049	Georgia Gulf Corp., 8.5000% due 10/3/13‡	7,266
		33,944
Computer Services – 0.8%
12,738	Solar Capital Corp., 2.1363% due 2/28/14‡	9,867
46,506	Solar Capital Corp., 4.1375% due 2/28/14‡	36,026
		45,893
Data Processing and Management – 1.1%
50,251	First Data Corp., 3.1393% due 9/24/14‡	31,679
5,913	First Data Corp., 3.1593% due 9/24/14‡	3,728
43,082	First Data Corp., 3.1393% due 9/24/14‡	27,160
		62,567
Electric – Integrated – 2.8%
35,821	Texas Competitive Electric Holdings Company LLC, 5.8875% due 10/10/14‡	24,796
47,691	Texas Competitive Electric Holdings Company LLC, 3.9062% due 10/10/14‡	33,013
425	Texas Competitive Electric Holdings Company LLC, 3.9093% due 10/10/14‡	294
148,115	Texas Competitive Electric Holdings Company LLC, 3.90625% due 10/10/14‡	102,617
754	Texas Competitive Electric Holdings Company LLC, 3.9093% due 10/10/14‡	522
		161,242
Electronic Components – Semiconductors – 0.9%
99,492	Freescale Semiconductor, Inc., 3.9312% due 11/29/13‡	51,164
Gambling – Non-Hotel – 1.1%
20,030	Isle of Capri Casinos, 3.2087% due 11/25/13‡	13,249
22,776	Isle of Capri Casinos, 3.2087% due 11/25/13‡	15,065
56,941	Isle of Capri Casinos, 3.2087% due 11/25/13‡	37,662
		65,976
Health Care Cost Containment – 0.3%
110,000	Concentra, Inc., 7.7100% due 6/25/15‡,ß	16,500

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  19

Janus Adviser Floating Rate High Income Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Principal Amount		Value

Independent Power Producer – 2.3%
$27,461	NRG Energy, Inc., 1.90938% due 2/1/13‡	$25,415
69,059	NRG Energy, Inc., 2.9587% due 2/1/13‡	63,914
47,519	NRG Energy, Inc., 1.3587% due 2/1/13‡	43,979
		133,308
Insurance Brokers – 1.0%
98,500	U.S.I. Holdings Corp., 4.2100% due 5/5/14‡	55,653
Medical – Hospitals – 6.7%
3,867	Community Health Systems, Inc., 3.4037% due 7/25/14‡,ß	3,261
199,149	Community Health Systems, Inc., 4.4462% due 7/25/14‡	167,939
27,682	Community Health Systems, Inc., 4.4393% due 7/25/14‡	23,344
247,106	HCA, Inc., 3.7087% due 11/18/13‡	204,199
		398,743
Medical – Outpatient and Home Medical Care – 1.3%
45	Select Medical Corp. 4.2500% due 2/24/12‡	35
99,617	Select Medical Corp. 4.1531% due 2/24/12‡	78,532
		78,567
Medical Instruments – 1.3%
99,487	Accellent, Inc. 4.6962% due 11/22/12‡	75,610
Medical Products – 1.1%
98,500	Cardinal Health 409, Inc. 3.7087% due 4/10/14‡	62,178
Oil Companies – Exploration and Production – 1.2%
93,515	Quicksilver Resources, Inc. 7.7500% due 8/8/13‡	69,902
Optical Supplies – 0.6%
39,600	Bausch & Lomb, Inc., 4.7087% due 4/24/15‡	32,797
5,000	Bausch & Lomb, Inc., 4.7087% due 4/24/15‡	4,141
1,000	Bausch & Lomb, Inc., 4.7087% due 4/24/15‡	828
		37,766
Paper and Related Products – 3.7%
12,179	Georgia-Pacific Corp., 4.1893% due 12/20/12‡	10,489
194,861	Georgia-Pacific Corp., 4.1893% due 12/20/12‡	167,824
8,178	Georgia-Pacific Corp., 2.4093% due 12/20/12‡	7,043
6,751	Georgia-Pacific Corp., 3.4587% due 12/20/12‡	5,814
49,500	New Page Corp., 5.3125% due 12/22/14‡	27,770
		218,940
Physical Therapy and Rehabilitation Centers – 1.4%
$77,947	Healthsouth Corp. 4.6900% due 3/10/13‡	67,644
6,043	Healthsouth Corp. 2.9300% due 3/10/13‡	5,244
4,067	Healthsouth Corp. 2.8400% due 3/10/13‡	3,530
3,001	Healthsouth Corp. 4.7500% due 3/10/13‡	2,604
		79,022
Publishing – Periodicals – 1.3%
73,252	VNU, Inc., 4.3875% due 8/9/13‡	58,693
24,990	VNU, Inc., 2.4062% due 8/9/13‡	20,023
		78,716
Retail – Regional Department Stores – 1.2%
100,000	Neiman Marcus Group, Inc., 4.1925% due 4/6/13‡	68,833
Schools – Day Care – 1.2%
274	Bright Horizons, 7.5000% due 5/28/15‡	191
98,178	Bright Horizons, 7.5000% due 5/28/15‡	69,177
48	Bright Horizons, 7.5000% due 5/28/15‡	33
		69,401
Special Purpose Entity – 1.5%
58,134	Vanguard Health Holding Company, LLC 3.7087%, due 9/23/11‡	49,879
41,367	Vanguard Health Holding Company, LLC 2.6593%, due 9/23/11‡	35,493
		85,372
Telecommunication Services – 2.5%
250,000	Fairpoint Communications, 5.7500% due 3/31/15‡	147,500
Travel Services – 0.5%
59,248	TDS Investor Corp., 3.7087% due 8/23/13‡	31,920

Total Bank Loans (cost $3,731,751)		2,706,444

Corporate Bonds – 6.7%
Food – Miscellaneous/Diversified – 1.9%
118,000	Dole Food Company, Inc., 8.6250%, 5/1/09	111,215
Medical Products – 1.6%
100,000	Hospira, Inc. 1.9500%, 3/30/10‡	91,017
Retail – Gardening Products – 0.5%
100,000	Harry & David Holdings, Inc., 9.0000%, 3/1/13	31,000
Retail – Restaurants – 2.7%
75,000	Denny’s Holdings, Inc., 10.0000%, 10/1/12	60,750
100,000	Landry’s Restaurants, Inc., 9.5000%, 12/15/14	98,500
		159,250

Total Corporate Bonds (cost $483,857)		392,482

See Notes to Schedules of Investments and Financial Statements.

20  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Principal Amount		Value

Repurchase Agreement – 34.2%
$2,000,000	HSBC Securities (USA), Inc. 0.3000% dated 1/30/09, maturing 2/2/09 to be repurchased at $2,000,050 collateralized by $3,243,041 in U.S. Government Agencies 0%, 10/15/25 – 12/20/36 with a value of $2,040,034 (cost $2,000,000)	$2,000,000

Total Investments (total cost $6,215,608) – 87.2%		5,098,926

Cash, Receivables and Other Assets, net of Liabilities – 12.8%		745,759

Net Assets – 100%		$5,844,685

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

United States††	$5,098,926	100.0%

Total	$5,098,926	100.0%

††	Includes Short-Term Securities (68.8% excluding Short-Term Securities).

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  21

Janus Adviser High-Yield Fund (unaudited)

Fund Snapshot
This bond fund strives to provide exposure to the best income and total return opportunities in the high-yield market.

Gibson Smith
co-portfolio manager

Darrell Watters
co-portfolio manager

Performance Overview

For the six-month period ended January 31, 2009, Janus Adviser High-Yield Fund’s Class S Shares returned -11.73%, compared to a -19.62% return of its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index.

Economic Update

Turmoil in the credit markets and fears of a prolonged recession characterized financial markets during the six-month period ending January 31, 2009. During the depths of the crisis in September and October, banks severely limited their lending to each other and corporations had difficulty securing short-term financing, as liquidity became all-important in the crisis of confidence that pervaded the markets. This atmosphere caused volatility to reach historic levels and prompted unprecedented governmental intervention. Investors sought safety by pushing U.S. Treasuries to record low yields in December, when the U.S. Federal Reserve (Fed) lowered the fed funds rate from 1% to a range of zero to 0.25%, a historic move.

The yield declines across the curve benefited long-term government bonds the most, as they posted strong gains and were easily the best-performing segment during the period. Conversely, investors’ extreme risk aversion caused high-yield bond spreads relative to Treasuries to spike to historic levels, making it easily the worst-performing fixed income segment with significant losses. Investment grade corporates also performed poorly, as spreads widened to levels not seen since the 1930s. Commercial mortgage-backed securities (CMBS) performed similarly due to a lack of private lenders and concerns that significant defaults could be rising. By period end, the flight-to-quality trade showed signs of easing, as corporate bond spreads declined somewhat. After spiking to extreme highs during the period, the inter-bank lending market improved considerably thanks to governments’ efforts to inject liquidity into the financial system, as the three-month London Interbank Offered Rate (LIBOR) yield finished significantly lower than when it started the period.

Focus on Higher Quality Credits Aided Performance

Our significant cash position and focus on higher quality corporate bonds drove our relative outperformance. The market rewarded companies with free-cash-flow generation, asset-heavy balance sheets and historically recession-resistant businesses that we have favored. Our more than double the index weighting and security selection in food and beverage companies was also a key driver of our returns during the period. In addition, our security selection within the technology, media and natural gas pipeline industries was particularly strong relative to the index holdings.

Among individual credits that were among top contributors included our overweight position in Landry’s Restaurants, which rose after the company announced it had secured financing for its going-private transaction. Another top individual contributor was Intelsat Ltd., a commercial satellite communications service provider for high-credit quality customers like DirecTV and Comcast. Due to the significant costs involved in launching and maintaining satellites, Intelsat has enjoyed high barriers to entry and long-term contracts, which generated high operating profit margins. We tendered a portion of our position into a buy-back program designed to help the company refinance debt at lower rates.

Select Healthcare and Automotive Holdings Detracted

Our underweight and security selection within the healthcare sector as well as holdings in diversified financials and automotives were among our largest detractors during the period.

Hospital operator HCA suffered as a highly liquid credit in the falling price environment, as investors placed a priority on selling the securities they could. Long-term, we believe the company’s cash flow generation potential, asset-heavy balance sheet, and generally recession-resistant business will be important drivers of bond performance. TXU Energy, a Texas-based utility, was another highly-liquid credit that was punished during the period. We continue to like the company due to what we view as its high potential for free-cash-flow generation and the essential nature of its business.

While our underweight in automotives was a positive, our security selection detracted due largely to our holdings in

22  Janus Adviser Series  January 31, 2009

(unaudited)

Ford. The Fund held long-term and short-term Ford bonds and bank loans; however, it was the firm’s intermediate-term bonds that benefited the most from the government bailout for the industry that was announced during the period. Relative to the rest of the auto sector, we still like this name due to the company’s significant cash holdings at period end and because we consider its financing business as more stable than competitors (i.e., focuses on autos alone.) We also view its product line to be stronger.

Outlook

We recognize that great uncertainty about the future persists and believe that there will be more negative surprises in 2009. However, we remain optimistic the seeds that will ultimately lead to recovery in the markets and the economy are being sown. If past history is any indication, we will likely see the markets improve before the economic data reflects signs of a recovery. In the Fund, we are investing in what we viewed as attractive credits. Our focus is on companies that have considerable assets, strong cash-flow generation and whose managements are focused on debt reduction over the next 18 to 24 months.

Thank you for your investment in Janus Adviser High-Yield Fund.

Janus Adviser Series  January 31, 2009  23

Janus Adviser High-Yield Fund (unaudited)

Janus Adviser High-Yield Fund At A Glance

Fund Profile
January 31, 2009

Weighted Average Maturity	6.0 Years
Average Effective Duration*	4.1 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	16.89%
With Reimbursement	18.20%
Class A Shares at MOP
Without Reimbursement	16.07%
With Reimbursement	17.30%
Class C Shares***
Without Reimbursement	15.78%
With Reimbursement	17.03%
Class I Shares
Without Reimbursement	17.33%
With Reimbursement	18.65%
Class R Shares
Without Reimbursement	16.82%
With Reimbursement	18.17%
Class S Shares
Without Reimbursement	16.93%
With Reimbursement	18.27%
Weighted Average Fixed Income Credit Rating	BB-
Number of Bonds/Notes	179

*	A theoretical measure of price volatility
**	Yield will fluctuate. The Fund’s relatively smaller asset size, cash flow activity, and/or market volatility may cause higher volatility in the Fund’s yield as well as divergence from the yield of similarly managed affiliated funds.
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Net Assets)
January 31, 2009

A	0.7%
BBB	11.2%
BB	25.7%
B	42.9%
CCC	8.5%
Other	11.0%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of January 31, 2009

Asset Allocation – (% of Net Assets)
As of January 31, 2009

Emerging markets comprised 0.9% of total net assets.

24  Janus Adviser Series  January 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2009				Expense Ratios – for the fiscal year ended July 31, 2008
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year- to- Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser High-Yield Fund – Class A Shares

NAV	–11.72%	–11.89%	–0.89%	6.82%	1.20%(a)

MOP	–15.88%	–16.06%	–2.26%

Janus Adviser High-Yield Fund – Class C Shares

NAV	–11.95%	–12.55%	–1.63%	7.60%	1.95%(a)

CDSC	–12.78%	–13.34%	–1.63%

Janus Adviser High-Yield Fund – Class I Shares	–11.50%	–11.66%	–1.36%	6.55%	0.95%(b)

Janus Adviser High-Yield Fund – Class R Shares	–11.84%	–12.33%	–1.38%	7.29%	1.70%(c)

Janus Adviser High-Yield Fund – Class S Shares	–11.73%	–12.10%	–1.14%	7.04%	1.45%(c)

Barclays Capital U.S. Corporate High-Yield Bond Index	–19.62%	–20.67%	–3.22%

Lipper Quartile – Class S Shares	–	1st	1st

Lipper Ranking – Class S Shares based on total returns for High Current Yield Funds	–	28/466	32/377

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

Janus Adviser Series  January 31, 2009  25

Janus Adviser High-Yield Fund (unaudited)

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Funds that invest in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s Class A Shares, Class C Shares, Class R Shares, and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflect the performance of the Fund’s respective class from August 1, 2005 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund’s Class I Shares from November 28, 2005 through the most recent period shown and the performance of the Fund’s Class S Shares from August 1, 2005 to November 28, 2005, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

August 4, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – August 1, 2005

26  Janus Adviser Series  January 31, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$882.80	$4.46

Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$880.50	$7.54

Hypothetical (5% return before expenses)	$1,000.00	$1,017.19	$8.08

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$885.00	$4.13

Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$882.80	$6.03

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.46

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$881.70	$5.45

Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

†	Expenses are equal to the annualized expense ratio of 0.94% for Class A Shares, 1.59% for Class C Shares, 0.87% for Class I Shares, 1.27% for Class R Shares and 1.15% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  January 31, 2009  27

Janus Adviser High-Yield Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Bank Loans – 0.6%
Automotive – Cars and Light Trucks – 0.2%
$113,000	Ford Motor Co. 0%, due 12/15/13‡	$40,461
Independent Power Producer – 0.4%
82,000	Calpine Corp. 0%, due 3/29/14‡	62,998
Medical – Outpatient and Home Medical Care – 0%
339	National Mentor Holdings, Inc. 2.0752%, due 6/29/13‡,ß	213
5,500	National Mentor Holdings, Inc. 3.4600%, due 6/29/13‡,ß	3,466
		3,679
Telecommunication Services – 0%
4,000	Fairpoint Communications, Inc. 5.7500%, due 3/31/15‡	2,360

Total Bank Loans (cost $132,192)		109,498

Corporate Bonds – 89.1%
Advertising Agencies – 0.3%
57,000	Interpublic Group 5.4000%, due 11/15/09	53,865
Advertising Services – 1.4%
86,000	Visant Holding Corp. 7.6250%, due 10/1/12	77,400
231,000	Visant Holding Corp. 8.7500%, due 12/1/13	203,280
		280,680
Agricultural Chemicals – 0.6%
124,000	Mosaic Co. 7.6250%, due 12/1/16 (144A)	116,560
Airlines – 0.2%
56,000	UAL Corp. 4.5000%, due 6/30/21	29,142
Apparel Manufacturers – 1.0%
17,000	Hanesbrands, Inc. 5.6975%, due 12/15/14‡,ß	12,410
52,000	Levi Strauss & Co. 9.7500%, due 1/15/15	42,835
49,000	Levi Strauss & Co. 8.8750%, due 4/1/16	37,730
192,000	Quiksilver, Inc. 6.8750%, due 4/15/15	105,360
		198,335
Automotive – Cars and Light Trucks – 0.6%
554,000	Ford Motor Co. 7.4500%, due 7/16/31‡	121,880
Automotive – Truck Parts and Equipment – Original – 0.4%
100,000	Arvinmeritor, Inc. 8.1250%, due 9/15/15	39,000
99,000	TRW Automotive, Inc. 7.0000%, due 3/15/14 (144A)	47,025
		86,025
Beverages – Non-Alcoholic – 1.2%
$102,000	Dr. Pepper Snapple Group 6.1200%, due 5/1/13	100,313
66,000	Dr. Pepper Snapple Group 6.8200%, due 5/1/18	62,448
81,000	Dr. Pepper Snapple Group 7.4500%, due 5/1/38	73,214
		235,975
Building – Residential and Commercial – 0.9%
64,000	K Hovnanian Enterprises 11.5000%, due 5/1/13	52,640
199,000	Meritage Homes Corp. 6.2500%, due 3/15/15	122,385
		175,025
Building Products – Cement and Aggregate – 0.4%
99,000	Texas Industries, Inc. 7.2500%, due 7/15/13 (144A)	74,745
Cable Television – 1.9%
99,000	Comcast Cable Communications Holdings 8.3750%, due 3/15/13	107,031
139,000	Kabel Deutschland 10.6250%, due 7/1/14	134,135
141,000	Mediacom LLC/Mediacom Capital Corp. 9.5000%, due 1/15/13	124,080
		365,246
Casino Hotels – 1.9%
180,000	Boyd Gaming Corp. 7.1250%, due 2/1/16	115,650
160,000	MGM Mirage, Inc. 8.5000%, due 9/15/10	128,800
80,000	MGM Mirage, Inc. 7.5000%, due 6/1/16	43,200
108,000	Wynn Las Vegas LLC 6.6250%, due 12/1/14	78,705
		366,355
Cellular Telecommunications – 1.4%
25,000	Metro PCS Wireless, Inc. 9.2500%, due 11/1/14 (144A)	22,938
199,000	Metro PCS Wireless, Inc. 9.2500%, due 11/1/14	184,323
75,000	Rogers Communications 6.3750%, due 3/1/14	72,984
		280,245
Chemicals – Diversified – 0%
9,000	Innophos Holdings, Inc. 9.5000%, due 4/15/12 (144A)§	6,638
Chemicals – Specialty – 0.8%
128,000	Macdermid, Inc. 9.5000%, due 4/15/17 (144A)	62,720
87,000	Nalco Co. 7.7500%, due 11/15/11	83,955
		146,675
Coal – 0.2%
49,000	Arch Western Finance 6.7500%, due 7/1/13	46,428

See Notes to Schedules of Investments and Financial Statements.

28  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Commercial Services – 2.7%
$18,000	Aramark Corp. 6.6925%, due 2/1/15‡,ß	$14,580
373,000	Aramark Services, Inc. 8.5000%, due 2/1/15	362,743
56,000	Iron Mountain Inc. 8.0000%, due 6/15/20	51,800
49,000	Ticketmaster 10.7500%, due 8/1/16 (144A)	29,400
98,000	U.S. Investigation Services 10.5000, due 11/1/15 (144A)	76,440
		534,963
Commercial Services – Finance – 0.7%
26,000	Cardtronics, Inc. 9.2500%, due 8/15/13	18,395
168,000	Cardtronics, Inc. 9.2500%, due 8/15/13	118,860
		137,255
Computer Services – 0.8%
156,000	SunGard Data Systems, Inc. 9.1250%, due 8/15/13	130,260
35,000	SunGard Data Systems, Inc. 10.6250%, due 5/15/15 (144A)	29,050
		159,310
Consumer Products – Miscellaneous – 1.0%
126,000	Amscan Holdings, Inc. 8.7500%, due 5/1/14	74,970
169,000	Jarden Corp. 7.5000%, due 5/1/17	121,680
		196,650
Containers – Metal and Glass – 1.8%
79,000	Greif, Inc 6.7500%, due 2/1/17	69,520
43,000	Owens-Brockway Glass Container, Inc. 8.2500%, due 5/15/13	43,215
208,000	Owens-Brockway Glass Container, Inc. 6.7500%, due 12/1/14	195,520
45,000	Owens-Illinois, Inc. 7.8000%, due 5/15/18	41,400
		349,655
Containers – Paper and Plastic – 1.5%
79,000	Graham Packaging Co. 8.5000%, due 10/15/12	60,435
134,000	Graham Packaging Co. 9.8750%, due 10/15/14	85,090
149,000	Rock-Tenn Co. 9.2500%, due 3/15/16 (144A)	146,020
		291,545
Cosmetics and Toiletries – 0.9%
199,000	Chattem, Inc. 7.0000%, due 3/1/14	178,603
Data Processing and Management – 1.1%
$256,000	First Data Corp. 9.8750%, due 9/24/15	143,360
189,000	First Data Corp. 11.2500%, due 3/31/16 (144A)	77,490
		220,850
Direct Marketing – 0.4%
119,000	Affinion Group, Inc. 11.5000%, due 10/15/15	77,350
Distribution/Wholesale – 0.6%
13,000	Ace Hardware Corp. 9.1250%, due 6/1/16 (144A)§	9,750
212,000	Nebraska Book Company, Inc. 8.6250%, due 3/15/12	107,060
		116,810
Diversified Operations – 1.1%
16,000	Harland Clarke Holdings 6.9000%, due 5/15/15‡	5,280
106,000	Harland Clarke Holdings 9.5000%, due 5/15/15ß	46,640
23,000	Kansas City Southern 13.0000%, due 12/15/13	23,805
118,000	Kansas City Southern Mex. 8.0000%, due 6/1/15	106,200
31,000	SPX Corp. 7.6250%, due 12/15/14 (144A)	28,520
		210,445
Electric – Generation – 2.4%
122,000	AES Corporation 8.0000%, due 10/15/17	114,680
181,000	Edison Mission Energy 7.0000%, due 5/15/17	168,330
205,000	Edison Mission Energy 7.2000%, due 5/15/19	186,038
		469,048
Electric – Integrated – 2.3%
15,000	CMS Energy Corp. 2.0444%, due 1/15/13‡,ß	12,000
199,000	Energy Future Holdings 10.8750%, due 11/1/17 (144A)	157,210
38,000	Nevada Power Co. 5.8750%, due 1/15/15	36,046
292,000	Texas Competitive Election Holdings 10.5000%, due 11/1/15 (144A)	216,080
45,000	TXU Energy Co. LLC 10.5000%, due 11/1/15 (144A)	33,300
		454,636
Electronic Components – Miscellaneous – 0.2%
80,000	Sanmina-SCI, Corp. 8.1250%, due 3/1/16	34,400
Electronic Components – Semiconductors – 0.1%
17,000	National Semiconductor Corp. 2.2463%, due 6/15/10‡,ß	14,540

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  29

Janus Adviser High-Yield Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Finance – Auto Loans – 1.7%
$181,000	Ford Motor Credit Co. 9.7500%, due 9/15/10	$149,389
374,000	General Motors Acceptance Corp. 8.0000%, due 11/1/31	192,125
		341,514
Food – Meat Products – 0.7%
76,000	National Beef Packing Company LLC 10.5000%, due 8/1/11	58,520
70,000	Smithfield Foods, Inc. 7.7500%, due 5/15/13	50,400
25,000	Tyson Foods, Inc. 3.2500%, due 10/15/13	21,625
		130,545
Food – Miscellaneous/Diversified – 3.6%
22,000	Chiquita Brands, Intl. 7.5000%, due 11/1/14	17,380
62,000	Chiquita Brands, Intl. 4.2500%, due 8/15/16	49,023
285,000	Del Monte Corp. 6.7500%, due 2/15/15	267,899
279,000	Dole Food Company, Inc. 8.6250%, due 5/1/09	262,958
133,000	Dole Food Company, Inc. 8.7500%, due 7/15/13	98,420
		695,680
Food – Retail – 2.1%
228,000	Stater Brothers Holdings, Inc. 7.7500%, due 4/15/15	208,620
204,000	Supervalu, Inc. 7.5000%, due 11/15/14	194,820
		403,440
Gambling – Non-Hotel – 1.3%
45,000	Isle of Capri Casinos 7.0000%, due 3/1/14	22,275
199,000	Pinnacle Entertainment, Inc. 8.2500%, due 3/15/12	182,085
23,000	Pinnacle Entertainment, Inc. 8.7500%, due 10/1/13	21,160
33,000	Pokagon Gaming Authority 10.3750%, due 6/15/14 (144A)	28,875
		254,395
Independent Power Producer – 2.2%
6,000	AES China Generating Company, Ltd. 8.2500%, due 6/26/10	4,129
173,000	NRG Energy, Inc. 7.3750%, due 2/1/16	164,782
190,000	Reliant Energy, Inc. 7.6250%, due 6/15/14	155,325
135,000	Reliant Energy, Inc. 7.8750%, due 6/15/17	109,350
		433,586
Industrial Gases – 0.2%
45,000	Airgas, Inc. 7.1250%, due 10/1/18 (144A)	41,400
Machine Tools and Related Products – 0.3%
80,000	Thermadyne Holdings Corp. 9.5000%, due 2/1/14‡	51,200
Medical – Hospitals – 3.9%
$164,000	CHS/Community Health Systems 8.8750%, due 7/15/15	157,850
565,000	HCA, Inc. 9.2500%, due 11/15/16**	539,574
41,000	Tenet Healthcare Corp. 7.3750%, due 2/1/13	33,210
36,000	Tenet Healthcare Corp. 9.2500%, due 2/1/15	28,440
		759,074
Medical – Outpatient and Home Medical Care – 0%
5,000	National Mentor Holdings, Inc. 11.2500%, due 7/1/14	3,850
Metal – Diversified – 1.5%
168,000	Freeport-McMoRan Copper & Gold, Inc. 8.2500%, due 4/1/15	143,010
183,000	Freeport-McMoRan Copper & Gold, Inc. 8.3750%, due 4/1/17	151,890
		294,900
Multimedia – 0.3%
140,000	LBI Media, Inc. 8.5000%, due 8/1/17 (144A)	49,000
Non-Hazardous Waste Disposal – 1.8%
100,000	Allied Waste Industries, Inc. 6.3750%, due 4/15/11	99,000
58,000	Allied Waste North America 7.8750%, due 4/15/13	58,145
206,000	Allied Waste Industries, Inc. 7.2500%, due 3/15/15	199,820
		356,965
Office Automation and Equipment – 0.2%
49,000	Xerox Corp. 6.8750%, due 8/15/11	47,875
Office Supplies and Forms – 0.5%
205,000	Acco Brands Corp. 7.6250%, due 8/15/15	92,250
Oil Companies – Exploration and Production – 3.1%
51,000	Encore Acquisition Co. 6.2500%, due 4/15/14	41,565
93,000	Forest Oil Corp. 8.0000%, due 12/15/11	89,513
40,000	Forest Oil Corp. 7.2500%, due 6/15/19 (144A)	33,300
146,000	Forest Oil Corp. 7.2500%, due 6/15/19	121,545
35,000	Hilcorp Energy, Inc. 9.0000%, due 6/1/16 (144A)	28,525
138,000	Petrohawk Energy Corp. 9.1250%, due 7/15/13	126,960
200,000	Quicksilver Resources, Inc. 8.2500%, due 8/1/15	160,999
3,000	Southwestern Energy Co. 7.5000%, due 2/1/18 (144A)	2,835
		605,242
Oil Field Machinery and Equipment – 0.2%
56,000	Dresser-Rand Group, Inc. 7.3750%, due 11/1/14	45,920

See Notes to Schedules of Investments and Financial Statements.

30  Janus Adviser Series  January 31, 2009

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Oil Refining and Marketing – 0.3%
$71,000	Frontier Oil Corp. 8.5000%, due 9/15/16	$67,450
Paper and Related Products – 2.1%
18,000	Boise Cascade LLC 7.1250%, due 10/15/14	9,360
247,000	Georgia-Pacific Corp. 7.1250%, due 1/15/17 (144A)	225,388
198,000	International Paper Co. 7.4000%, due 6/15/14	166,513
27,000	NewPage Corp. 12.0000%, due 5/1/13	6,480
		407,741
Physical Therapy and Rehabilitation Centers – 0.7%
147,000	HealthSouth Corp. 10.7500%, due 6/15/16	145,163
Pipelines – 5.5%
138,000	Dynegy Holdings, Inc. 8.3750%, due 5/1/16	112,470
17,000	El Paso Corp. 12.0000%, due 12/12/13	18,233
290,000	El Paso Corp. 7.0000%, due 6/15/17	265,349
189,000	Enterprise Products 6.3000%, due 9/15/17	174,327
22,000	Kinder Morgan Energy Partners N.T. 5.9500%, due 2/15/18	21,024
32,000	Kinder Morgan Energy Partners N.T. 6.9500%, due 1/15/38	30,290
167,000	Kinder Morgan Finance Co. 5.7000%, due 1/5/16	144,038
118,000	Tennessee Gas Pipeline 8.0000%, due 2/1/16 (144A)	117,115
203,000	Williams COS, Inc. 7.1250%, due 9/1/11	198,939
		1,081,785
Private Corrections – 0.5%
60,000	Corrections Corporation of America 7.5000%, due 5/1/11	60,000
34,000	Corrections Corporation of America 6.2500%, due 3/15/13	33,065
		93,065
Publishing – Books – 0.5%
201,000	Cengage Learning Acquisitions 10.5000%, due 1/15/15 (144A)	100,500
Publishing – Newspapers – 1.2%
317,000	Block Communications, Inc. 8.2500%, due 12/15/15 (144A)	227,844
Publishing – Periodicals – 0.1%
9,000	Medimedia USA, Inc. 11.3750%, due 11/15/14 (144A)§	5,850
13,000	Nielsen Finance LLC 11.6250%, due 2/1/14 (144A)	11,928
		17,778
REIT – Health Care – 0.5%
102,000	Senior Housing Properties Trust 8.6250%, due 1/15/12	89,760
REIT – Hotels – 0.5%
$123,000	Host Marriott L.P. 6.3750%, due 3/15/15	98,400
Rental Auto/Equipment – 0.3%
99,000	Hertz Corp. 8.8750%, due 1/1/14	64,598
Retail – Computer Equipment – 0.7%
130,000	GameStop Corp. 8.0000%, due 10/1/12	128,700
Retail – Gardening Products – 0%
14,000	Harry & David Holdings, Inc. 9.0000%, due 3/1/13‡	4,340
Retail – Leisure Products – 0.1%
36,000	Steinway Musical Instruments, Inc. 7.0000%, due 3/1/14 (144A)§	24,840
Retail – Miscellaneous/Diversified – 0.2%
45,000	Eye Care Centers of America, Inc. 10.7500%, due 2/15/15	41,850
Retail – Perfume and Cosmetics – 0.9%
102,000	Sally Holdings LLC 9.2500%, due 11/15/14	93,840
90,000	Sally Holdings LLC 10.5000%, due 11/15/16	74,250
		168,090
Retail – Propane Distribution – 2.0%
213,000	Amerigas Partners L.P. 7.2500%, due 5/20/15	197,025
124,000	Ferrellgas Partners L.P. 8.7500%, due 6/15/12	100,440
113,000	Ferrellgas Partners L.P. 6.7500%, due 5/1/14	90,400
		387,865
Retail – Restaurants – 0.6%
101,000	Denny’s Holdings, Inc. 10.0000%, due 10/1/12	81,810
41,000	Landry’s Restaurants, Inc. 9.5000%, due 12/15/14	40,385
		122,195
Retail – Vitamins/Nutritional Supplement – 0%
16,000	General Nutrition Center 7.5844%, due 3/15/14‡,ß	9,600
Satellite Telecommunications – 2.3%
121,000	Intelsat, Ltd. 6.5000%, due 11/1/13‡	86,515
326,000	Intelsat Jackson, Holdings, 11.2500%, due 6/15/16	311,738
46,000	Intelsat Subsidiary Holdings 8.8750%, due 1/15/15 (144A)‡	42,090
		440,343
Seismic Data Collection – 0.3%
79,000	Compagnie Generale de Geophysique-Veritas 7.7500%, due 5/15/17	56,485

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  31

Janus Adviser High-Yield Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Special Purpose Entity – 6.1%
$751,737	CDX HY 8.8750%, due 6/29/13 (144A)	$620,183
39,000	Fresenius SE CB 9.0000% due 7/15/15 (144A)	39,195
194,000	Kar Holdings, Inc. 8.7500%, due 5/1/14	83,905
149,000	NSG Holdings LLC 7.7500%, due 12/15/25 (144A)	120,690
440,000	Petroplus Finance, Ltd. 7.0000%, due 5/1/17 (144A)	319,000
		1,182,973
Steel – Producers – 0.9%
50,000	Steel Dynamics, Inc. 7.3750%, due 11/1/12	45,000
163,000	Steel Dynamics, Inc. 7.7500%, due 4/15/16 (144A)	130,400
		175,400
Super-Regional Banks – 0.7%
160,000	Bank of America 8.0000%, due 1/30/18‡	84,744
45,000	Wells Fargo Capital 9.7500%, due 9/26/13‡	42,300
		127,044
Telecommunication Services – 1.8%
240,000	Fairpoint Communications 13.1250%, due 4/1/18 (144A)‡	134,400
239,000	Time Warner Telecom Holdings 9.2500%, due 2/15/14	218,685
		353,085
Telephone – Integrated – 4.1%
133,000	Cincinnati Bell, Inc. 8.3750%, due 1/15/14	119,035
194,000	Level 3 Financing, Inc. 8.7500%, due 2/15/17	124,160
140,000	Qwest Communications, Int. 7.2500%, due 2/15/11	132,300
156,000	Sprint Capital Corp. 8.3750%, due 3/15/12	124,800
310,000	Sprint Nextel Corp. 6.0000%, due 12/1/16	207,699
110,000	Virgin Media Finance PLC 9.1250%, due 8/15/16	92,400
		800,394
Transportation – Marine – 0.9%
230,000	Ship Finance International, Ltd. 8.5000%, due 12/15/13	179,688
Transportation – Railroad – 0.9%
40,000	Grupo Transportacion Ferroviaria Mexicana S.A. de C.V. 9.3750%, due 5/1/12	38,100
163,000	Kansas City Southern Mex. 7.6250%, due 12/1/13	136,920
		175,020

Total Corporate Bonds (cost $17,847,326)		17,408,711

Preferred Stock – 0.2%
Metal – Diversified – 0.2%
900	Freeport-McMoRan Copper & Gold, Inc., convertible 6.7500% (cost $54,035)	41,940

Money Markets – 15.0%
2,238,000	Janus Cash Liquidity LLC, 0%	2,238,001
240,151	Janus Institutional Cash Management Fund – Institutional Shares, 0.51%	240,151
444,173	Janus Institutional Money Market Fund – Institutional Shares, 0.30%	444,173

Total Money Markets (cost $2,922,325)		2,922,325

Total Investments (total cost $20,955,878) – 104.9%		20,482,474

Liabilities, net of Cash, Receivables and Other Assets – (4.9)%		(950,380)

Net Assets – 100%		$19,532,094

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$943,159	4.6%
Canada	217,021	1.1%
France	56,485	0.3%
Germany	134,135	0.7%
Mexico	175,020	0.8%
United Kingdom	92,400	0.4%
United States††	18,864,254	92.1%

Total	$20,482,474	100.0%

††	Includes Short-Term Securities (77.8% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

32  Janus Adviser Series  January 31, 2009

Janus Adviser Money Market Fund (unaudited)

J. Eric Thorderson
co-portfolio manager
Average Annual Total Return	Craig Jacobson
For the Periods Ended January 31, 2009	co-portfolio manager

Class A Shares
Fiscal Year-to- Date	0.58%
1 Year	1.67%
5 Year	2.78%
10 Year	2.74%
Since Inception*	3.18%

Class C Shares
Fiscal Year-to- Date	0.59%
1 Year	1.68%
5 Year	3.05%
10 Year	2.79%
Since Inception*	3.14%

Class S Shares
Fiscal Year-to- Date	0.44%
1 Year	1.41%
5 Year	2.78%
10 Year	2.86%
Since Inception*	3.26%

Seven-Day Current Yield
Class A Shares
With Reimbursement	0.45%
Without Reimbursement	0.10%
Class C Shares
With Reimbursement	0.44%
Without Reimbursement	0.08%
Class S Shares
With Reimbursement	0.19%
Without Reimbursement	0.03%

Expense Ratios
for the fiscal year ended July 31, 2008

Class A Shares
Total Annual Fund Operating Expenses	1.83%
Class C Shares
Total Annual Fund Operating Expenses	1.89%
Class S Shares
Total Annual Fund Operating Expenses	2.05%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For Class A Shares and Class C Shares, Janus Capital has agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the extent the Fund’s Total Annual Operating Expenses exceed 0.36%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns and yields shown include fee waivers, if any, and without such waivers total returns and yields would have been lower.

For Class S Shares, Janus Capital has agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the extent the Fund’s Total Annual Operating Expenses exceed 0.36%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns and yields shown include fee waivers, if any, and without such waivers total returns and yields would have been lower.

Janus Distributors LLC has contractually agreed to a waiver that will reduce the amount of 12b-1 fees payable by Class C Shares of the Fund to the level indicated in the prospectus until at least December 1, 2009.

The Fund’s fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. Further information is available in the prospectus. Contractual waivers agreed to by Janus Distributors LLC for Class C Shares are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Fund than the total return.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Money Market Portfolio of Janus Aspen Series (the “Predecessor Fund”) into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Janus Adviser Series  January 31, 2009  33

Janus Adviser Money Market Fund (unaudited)

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ Predecessor Fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

See Notes to Schedules of Investments and Financial Statements.

See “Explanation of Charts, Tables and Financial Statements.”

*The predecessor Fund’s inception date – May 1, 1995

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$1,005.80	$3.08

Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	$3.11

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$1,005.90	$3.08

Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	$3.11

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$1,004.40	$4.34

Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38

†	Expenses are equal to the annualized expense ratio of 0.61% for Class A Shares, 0.61% for Class C Shares and 0.86% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of voluntary waivers by Janus Capital and contractual waivers by Janus Distributors LLC for Class C Shares.

34  Janus Adviser Series  January 31, 2009

Janus Adviser Money Market Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Principal Amount		Value

Commercial Paper – 8.5%
$1,000,000	Manhattan Asset Funding Company LLC 1.3000%, 4/30/09 (Section 4(2))	$996,822
1,000,000	Victory Receivables Corp. 0.4500%, 4/14/09 (Section 4(2))	999,100

Total Commercial Paper (amortized cost $1,995,922)		1,995,922

Repurchase Agreements – 51.4%
5,000,000	BNP Paribas Securities Corp., 0.3000% dated 1/30/09, maturing 2/2/09 to be repurchased at $5,000,125 collateralized by $25,781,238 in U.S. Government Agencies 0% – 44.7096%, 3/25/17 – 9/20/38 with a value of $5,100,000	5,000,000
2,100,000	HSBC Securities (USA), Inc., 0.3000% dated 1/30/09, maturing 2/2/09 to be repurchased at $2,100,053 collateralized by $3,405,193 in U.S. Government Agencies 0%, 10/15/25 – 12/20/36 with a value of $2,142,035	2,100,000
5,000,000	Societe Generale, NY Branch, 0.2800% dated 1/30/09, maturing 2/2/09 to be repurchased at $5,000,117 collateralized by $9,036,492 in U.S. Government Agencies 0% – 6.5000%, 3/1/18 – 9/1/38 with a value of $5,100,000	5,000,000

Total Repurchase Agreements (amortized cost $12,100,000)		12,100,000

Taxable Variable Rate Demand Notes – 18.1%
400,000	Arapahoe County, Colorado, Industrial Development Revenue, (Cottrell), Series B 1.7500%, 10/1/19	400,000
310,000	Breckenridge Terrace LLC, 1.8000%, 5/1/39	310,000
400,000	California Infrastructure and Economic Development, 1.4100%, 7/1/33	400,000
100,000	California Statewide Communities Development Authority, 0.8500%, 5/1/34	100,000
1,350,000	Colorado Housing Facilities Revenue (Tenderfoot Seasonal Housing LLC) Series A, 1.8000%, 7/1/35	1,350,000
160,000	Phoenix, Illinois Realty Special Account Multifamily Revenue, (Brightons Mark) 2.8800%, 4/1/20	160,000
250,000	Sacramento California Redevelopment Agency 0.8500%, 1/15/36	250,000
300,000	Saint Joseph, Missouri Industrial Development Authority Revenue, (Albaugh Inc. Project), Series B, 3.2250%, 11/1/19	300,000
1,000,000	Volunteers of America, Alabama, 1.5000% 8/1/23	1,000,000

Total Taxable Variable Rate Demand Notes (amortized cost $4,270,000)		4,270,000

U.S. Government Agency Notes – 21.2%
	Federal Home Loan Bank System:
1,000,000	2.6000%, 4/14/09	994,760
2,000,000	1.4500%, 5/5/09	1,992,495
	Freddie Mac:
$2,000,000	1.1500%, 4/15/09	1,995,330

Total U.S. Government Agency Notes (amortized cost $4,982,585)		4,982,585

Total Investments (total amortized cost $23,348,507) – 99.2%		23,348,507

Cash, Receivables and Other Assets net of Liabilities – 0.8%		190,333

Net Assets – 100%		$23,538,840

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  35

Statements of Assets and Liabilities

		Janus Adviser
		Floating
	Janus Adviser	Rate		Janus Adviser
As of January 31, 2009 (unaudited)	Flexible	High	Janus Adviser	Money
(all numbers in thousands except net asset value per share)	Bond Fund	Income Fund	High-Yield Fund	Market Fund

Assets:
Investments at cost	$241,232	$6,216	$20,956	$23,349
Unaffiliated investments at value	$232,754	$3,099	$17,560	$11,249
Repurchase Agreements	–	2,000	–	12,100
Affiliated money market investments	12,489	–	2,922	–
Cash	4,219	187	257	281
Receivables:
Investments sold	14,969	565	60	–
Fund shares sold	4,468	–	2,551	7
Dividends	–	–	2	–
Interest	2,131	21	475	7
Due from adviser	–	12	13	13
Prepaid money market insurance program	–	–	–	2
Non-interested Trustees’ deferred compensation	9	–	1	1
Other assets	10	–	–	1
Total Assets	271,049	5,884	23,841	23,661
Liabilities:
Payables:
Investments purchased	16,344	–	4,161	–
Fund shares repurchased	399	1	56	98
Dividends	95	1	46	–
Advisory fees	88	3	7	5
Transfer agent fees and expenses	4	2	3	2
Registration fees	–	12	–	–
Custodian fees	1	1	–	–
Audit fees	6	10	–	6
System fees	7	2	–	–
Administrative services fees – Class R Shares	–	N/A	–	N/A
Administrative services fees – Class S Shares	8	–	–	2
Distribution fees – Class A Shares	9	–	1	1
Distribution fees – Class C Shares	33	1	3	2
Distribution fees – Class R Shares	–	N/A	–	N/A
Distribution fees – Class S Shares	8	–	–	2
Networking fees – Class A Shares	–	1	1	–
Networking fees – Class C Shares	–	–	–	–
Networking fees – Class I Shares	–	1	–	N/A
Non-interested Trustees’ fees and expenses	6	2	5	2
Non-interested Trustees’ deferred compensation fees	9	–	1	1
Accrued expenses and other payables	–	2	25	1
Total Liabilities	17,017	39	4,309	122
Net Assets	$254,032	$5,845	$19,532	$23,539
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$247,627	$7,783	$20,557	$23,534
Undistributed net investment income/(loss)*	(30)	15	8	5
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	2,423	(837)	(560)	–
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,012	(1,116)	(473)	–
Total Net Assets	$254,032	$5,845	$19,532	$23,539
Net Assets – Class A Shares	$52,500	$1,117	$10,085	$7,745
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,254	149	1,376	7,747
Net Asset Value Per Share(1)	$12.34	$7.51	$7.33	$1.00
Maximum Offering Price Per Share(2)	$12.96	$7.88	$7.70	N/A
Net Assets – Class C Shares	$45,454	$1,204	$6,784	$8,540
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,694	161	926	8,543
Net Asset Value Per Share(1)	$12.31	$7.49	$7.33	$1.00
Net Assets – Class I Shares	$112,143	$2,478	$1,312	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,109	330	179	N/A
Net Asset Value Per Share	$12.31	$7.51	$7.33	N/A
Net Assets – Class R Shares	$514	N/A	$596	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	42	N/A	81	N/A
Net Asset Value Per Share	$12.34	N/A	$7.34	N/A
Net Assets – Class S Shares	$43,421	$1,046	$755	$7,254
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,519	139	103	7,244
Net Asset Value Per Share	$12.34	$7.50	$7.33	$1.00

*	See Note 3 in Notes to Financial Statements.

(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/95.25 of net asset value and is not applicable to Janus Adviser Money Market Fund.

See Notes to Financial Statements.

36  Janus Adviser Series  January 31, 2009

Statements of Operations

		Janus Adviser
		Floating
	Janus Adviser	Rate		Janus Adviser
For the six – month period ended January 31, 2009 (unaudited)	Flexible	High	Janus Adviser	Money
(all numbers in thousands)	Bond Fund	Income Fund	High-Yield Fund	Market Fund

Investment Income:
Interest	$4,258	$251	$477	$165
Securities lending income	10	–	–	–
Dividends	–	–	2	–
Dividends from affiliates	77	–	7	–
Total Investment Income	4,345	251	486	165
Expenses:
Advisory fees	437	22	20	26
Transfer agent expenses	10	5	7	4
Registration fees	38	15	46	27
Custodian fees	9	5	8	2
Audit fees	17	18	17	15
Non-interested Trustees’ fees and expenses	5	1	5	1
Printing expense	9	6	–	11
System fees	17	20	–	12
Distribution fees – Class A Shares	39	2	4	6
Distribution fees – Class C Shares	138	7	8	36
Distribution fees – Class R Shares	1	N/A	2	N/A
Distribution fees – Class S Shares	49	1	1	11
Administrative services fees – Class R Shares	–	N/A	1	N/A
Administrative services fees – Class S Shares	49	1	1	11
Networking fees – Class A Shares	6	–	2	–
Networking fees – Class C Shares	2	–	–	–
Networking fees – Class I Shares	–	–	–	N/A
Money market insurance program expense	N/A	N/A	N/A	3
Other expenses	7	5	27	7
Non-recurring costs (Note 2)	–	–	N/A	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	N/A	–
Total Expenses	833	108	149	172
Expense and Fee Offset	(1)	(1)	(1)	(1)
Net Expenses	832	107	148	171
Less: Excess Expense Reimbursement	(73)	(69)	(113)	(97)
Net Expenses after Expense Reimbursement	759	38	35	74
Net Investment Income/(Loss)	3,586	213	451	91
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	3,110	(519)	(297)	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,210	(841)	(307)	–
Net Gain/(Loss) on Investments	7,320	(1,360)	(604)	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	$10,906	$(1,147)	$(153)	$91

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  37

Statements of Changes in Net Assets

			Janus Adviser
			Floating
	Janus Adviser		Rate				Janus Adviser
For the six- month period ended January 31, 2009 (unaudited)	Flexible		High		Janus Adviser		Money
and for the fiscal year ended July 31, 2008	Bond Fund		Income Fund		High-Yield Fund		Market Fund
(all numbers in thousands)	2009	2008	2009	2008	2009	2008	2009	2008

Operations:
Net investment income/(loss)	$3,586	$2,107	$213	$332	$451	$258	$91	$379
Net realized gain/(loss) from investment and foreign currency transactions	3,110	587	(519)	(320)	(297)	(259)	–	15
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,210	142	(841)	(45)	(307)	(6)	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	10,906	2,836	(1,147)	(33)	(153)	(7)	91	394
Dividends and Distributions to Shareholders:
Net investment income *
Class A Shares	(637)	(373)	(53)	(75)	(227)	(90)	(22)	(19)
Class C Shares	(463)	(226)	(37)	(74)	(112)	(62)	(28)	(26)
Class I Shares	(1,772)	(23)	(87)	(101)	(29)	(8)	N/A	N/A
Class R Shares	(6)	(6)	N/A	N/A	(38)	(48)	N/A	N/A
Class S Shares	(747)	(1,484)	(34)	(73)	(40)	(50)	(36)	(334)
Net realized gain from investment transactions*
Class A Shares	–	–	–	–	–	(2)	(3)	–
Class C Shares	–	–	–	–	–	(1)	(6)	–
Class I Shares	–	–	–	–	–	–	N/A	N/A
Class R Shares	–	–	N/A	N/A	–	(1)	N/A	N/A
Class S Shares	–	–	–	–	–	(1)	(5)	–
Net Decrease from Dividends and Distributions	(3,625)	(2,112)	(211)	(323)	(446)	(263)	(100)	(379)
Capital Share Transactions:
Shares sold
Class A Shares	55,212	18,148	111	982	9,974	652	9,388	3,417
Class C Shares	38,614	10,829	80	223	5,957	103	13,923	3,782
Class I Shares	148,742	1,324	1,393	290	1,189	–	N/A	N/A
Class R Shares	329	17	N/A	N/A	–	–	N/A	N/A
Class S Shares	17,786	26,044	–	3	152	1	2,847	5,797
Redemption fees
Class I Shares	N/A	N/A	–	–	–	–	N/A	N/A
Class R Shares	N/A	N/A	N/A	N/A	–	–	N/A	N/A
Class S Shares	N/A	N/A	–	–	–	–	N/A	N/A
Reinvested dividends and distributions
Class A Shares	516	325	36	73	180	62	23	18
Class C Shares	243	167	34	68	84	52	32	23
Class I Shares	1,761	19	86	100	9	9	N/A	N/A
Class R Shares	3	6	N/A	N/A	38	49	N/A	N/A
Class S Shares	737	1,466	34	73	40	52	41	334
Shares repurchased
Class A Shares	(19,224)	(4,652)	(821)	(9)	(977)	(618)	(4,356)	(891)
Class C Shares	(6,950)	(3,081)	(119)	–	(118)	(72)	(7,386)	(2,053)
Class I Shares	(42,864)	(1,002)	(205)	(59)	(34)	–	N/A	N/A
Class R Shares	(9)	(7)	N/A	N/A	–	–	N/A	N/A
Class S Shares	(13,005)	(30,456)	(36)	–	–	–	(5,594)	(7,667)
Net Increase/(Decrease) from Capital Share Transactions	181,891	19,147	593	1,744	16,494	290	8,918	2,760
Net Increase/(Decrease) in Net Assets	189,172	19,871	(765)	1,388	15,895	20	8,909	2,775
Net Assets:
Beginning of period	64,860	44,989	6,610	5,222	3,637	3,617	14,630	11,855
End of period	$254,032	$64,860	$5,845	$6,610	$19,532	$3,637	$23,539	$14,630

Undistributed net investment income/(loss)*	$(30)	$9	$15	$13	$8	$3	$5	$–

*	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

38  Janus Adviser Series  January 31, 2009

Financial Highlights

Class A Shares

For a share outstanding during the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Flexible Bond Fund
and each fiscal year or period ended July 31	2009	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$11.96	$11.68	$11.64	$12.12	$12.53
Income from Investment Operations:
Net investment income/(loss)	.25	.52	.57	.52	.43
Net gain/(loss) on investments (both realized and unrealized)	.38	.28	.03	(.38)	(.24)
Total from Investment Operations	.63	.80	.60	.14	.19
Less Distributions:
Dividends (from net investment income)*	(.25)	(.52)	(.56)	(.52)	(.44)
Distributions (from capital gains)*	–	–	–	(.10)	(.16)
Total Distributions	(.25)	(.52)	(.56)	(.62)	(.60)
Net Asset Value, End of Period	$12.34	$11.96	$11.68	$11.64	$12.12
Total Return**	5.35%	6.94%	5.24%	1.16%	1.90%
Net Assets, End of Period (in thousands)	$52,500	$15,208	$1,461	$984	$76
Average Net Assets for the Period (in thousands)	$30,604	$8,853	$1,407	$265	$27
Ratio of Gross Expenses to Average Net Assets***(2)	0.80%	0.81%	0.80%	0.81%	0.81%
Ratio of Net Expenses to Average Net Assets***(2)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.10%	4.20%	4.79%	4.39%	3.93%
Portfolio Turnover Rate***	237%	149%(3)	147%(3)	140%(3)	186%(3)

			Janus Adviser Floating Rate
For a share outstanding during the six-month period ended January 31, 2009 (unaudited)			High Income Fund
and each fiscal year or period ended July 31			2009	2008	2007(4)

Net Asset Value, Beginning of Period			$9.00	$9.57	$10.00
Income from Investment Operations:
Net investment income/(loss)			.27	.58	.20
Net gain/(loss) on investments (both realized and unrealized)			(1.50)	(.59)	(.44)
Total from Investment Operations			(1.23)	(.01)	(.24)
Less Distributions:
Dividends (from net investment income)*			(.26)	(.56)	(.19)
Distributions (from capital gains)*			–	–	–
Total Distributions			(.26)	(.56)	(.19)
Net Asset Value, End of Period			$7.51	$9.00	$9.57
Total Return**			(13.75)%	(0.14)%	(2.41)%(5)
Net Assets, End of Period (in thousands)			$1,117	$2,184	$1,219
Average Net Assets for the Period (in thousands)			$1,706	$1,279	$1,252
Ratio of Gross Expenses to Average Net Assets***(2)			1.15%	1.17%	1.15%
Ratio of Net Expenses to Average Net Assets***(2)			1.14%	1.15%	1.15%
Ratio of Net Investment Income/(Loss) to Average Net Assets***			6.18%	6.18%	5.78%
Portfolio Turnover Rate***			146%	170%	349%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% in 2008, 147% in 2007, 142% in 2006 and 195% in 2005.
(4)	Period from April 2, 2007 (commencement of investments) through July 31, 2007. The Financial Highlights include financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).
(5)	One factor impacting the Fund’s performance significantly was investments in new issues. Given the Fund’s relatively small size at inception and short performance record, investments in new issues may have had a disproportionate impact on performance. There is no assurance that the Fund’s future investments in new issues will have the same effect on performance in the future. For the period from May 2, 2007 (effective date) to July 31, 2007, the cumulative total return was (3.44)%.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  39

Financial Highlights (continued)

Class A Shares

For a share outstanding during the six-month period ended January 31, 2009 (unaudited)		Janus Adviser High-Yield Fund
and each fiscal year ended July 31		2009	2008	2007	2006

Net Asset Value, Beginning of Period		$8.88	$9.56	$9.74	$10.00
Income from Investment Operations:
Net investment income/(loss)		.50	.71	.72	.62
Net gain/(loss) on investments (both realized and unrealized)		(1.54)	(.66)	(.18)	(.26)
Total from Investment Operations		(1.04)	.05	.54	.36
Less Distributions:
Dividends (from net investment income)*		(.51)	(.71)	(.72)	(.62)
Distributions (from capital gains)*		–	(.02)	–	–
Total Distributions		(.51)	(.73)	(.72)	(.62)
Net Asset Value, End of Period		$7.33	$8.88	$9.56	$9.74
Total Return**		(11.72)%	0.34%	5.49%	3.71%
Net Assets, End of Period (in thousands)		$10,085	$1,245	$1,241	$841
Average Net Assets for the Period (in thousands)		$2,991	$1,183	$902	$708
Ratio of Gross Expenses to Average Net Assets***(1)		0.95%	1.19%	1.19%	1.27%
Ratio of Net Expenses to Average Net Assets***(1)		0.94%	1.15%	1.15%	1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***		15.17%	7.60%	7.22%	6.39%
Portfolio Turnover Rate***		59%	134%	117%	162%

For a share outstanding during the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Money Market Fund
and each fiscal year or period ended July 31	2009	2008	2007	2006	2005(2)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.01	.03	.05	.04	.02
Net gain/(loss) on investments	–	–	–	–	–
Total from Investment Operations	.01	.03	.05	.04	.02
Less Distributions:
Dividends (from net investment income)*	(.01)	(.03)	(.05)	(.04)	(.02)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions:	(.01)	(.03)	(.05)	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.58%	3.40%	4.95%	4.06%	1.78%
Net Assets, End of Period (in thousands)	$7,745	$2,693	$148	$196	$10
Average Net Assets for the Period (in thousands)	$4,840	$633	$258	$22	$11
Ratio of Gross Expenses to Average Net Assets***(1)	0.61%	0.63%	0.61%	0.69%	0.62%
Ratio of Net Expenses to Average Net Assets***(1)	0.61%	0.61%	0.61%	0.61%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.90%	3.02%	4.84%	4.53%	2.15%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Period from September 30, 2004 (inception date) through July 31, 2005.

See Notes to Financial Statements.

40  Janus Adviser Series  January 31, 2009

Class C Shares

For a share outstanding during the six-month period ended January 31, 2009
(unaudited)	Janus Adviser Flexible Bond Fund
and each fiscal year ended July 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$11.92	$11.64	$11.60	$12.08	$12.30	$12.41
Income from Investment Operations:
Net investment income/(loss)	.20	.42	.48	.43	.39	.47
Net gain/(loss) on investments (both realized and unrealized)	.39	.28	.03	(.38)	(.01)	.02
Total from Investment Operations	.59	.70	.51	.05	.38	.49
Less Distributions:
Dividends (from net investment income)*	(.20)	(.42)	(.47)	(.43)	(.44)	(.42)
Distributions (from capital gains)*	–	–	–	(.10)	(.16)	(.18)
Total Distributions	(.20)	(.42)	(.47)	(.53)	(.60)	(.60)
Net Asset Value, End of Period	$12.31	$11.92	$11.64	$11.60	$12.08	$12.30
Total Return**	5.05%	6.16%	4.45%	0.42%	3.37%	3.91%
Net Assets, End of Period (in thousands)	$45,454	$12,294	$4,366	$4,433	$5,561	$9,798
Average Net Assets for the Period (in thousands)	$27,122	$6,493	$4,168	$4,744	$7,787	$14,662
Ratio of Gross Expenses to Average Net Assets***(1)	1.55%	1.56%	1.55%	1.55%	1.55%	1.69%
Ratio of Net Expenses to Average Net Assets***(1)	1.55%	1.55%	1.55%	1.55%	1.55%	1.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.34%	3.48%	4.02%	3.44%	3.20%	3.29%
Portfolio Turnover Rate***	237%	149%(2)	147%(2)	140%(2)	186%(2)	160%

For a share outstanding during the six-month period ended January 31, 2009				Janus Adviser Floating Rate
(unaudited)				High Income Fund
and each fiscal year or period ended July 31				2009	2008	2007(3)

Net Asset Value, Beginning of Period				$8.97	$9.57	$10.00
Income from Investment Operations:
Net investment income/(loss)				.24	.52	.17
Net gain/(loss) on investments (both realized and unrealized)				(1.50)	(.60)	(.43)
Total from Investment Operations				(1.26)	(.08)	(.26)
Less Distributions:
Dividends (from net investment income)*				(.22)	(.52)	(.17)
Distributions (from capital gains)*				–	–	–
Total Distributions				(.22)	(.52)	(.17)
Net Asset Value, End of Period				$7.49	$8.97	$9.57
Total Return**				(14.02)%	(0.84)%	(2.65)%(4)
Net Assets, End of Period (in thousands)				$1,204	$1,456	$1,253
Average Net Assets for the Period (in thousands)				$1,285	$1,316	$1,264
Ratio of Gross Expenses to Average Net Assets***(1)				1.50%	1.92%	1.90%
Ratio of Net Expenses to Average Net Assets***(1)				1.49%	1.90%	1.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***				5.94%	5.45%	5.04%
Portfolio Turnover Rate***				146%	170%	349%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% in 2008, 147% in 2007, 142% in 2006 and 195% in 2005.
(3)	Period from April 2, 2007 (commencement of investments) through July 31, 2007. The Financial Highlights include financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).
(4)	One factor impacting the Fund’s performance significantly was investments in new issues. Given the Fund’s relatively small size at inception and short performance record, investments in new issues may have had a disproportionate impact on performance. There is no assurance that the Fund’s future investments in new issues will have the same effect on performance in the future. For the period from May 2, 2007 (effective date) to July 31, 2007, the cumulative total return was (3.62)%.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  41

Financial Highlights (continued)

Class C Shares

For a share outstanding during the six-month period ended January 31, 2009 (unaudited)			Janus Adviser High-Yield Fund
and each fiscal year ended July 31			2009	2008	2007	2006

Net Asset Value, Beginning of Period			$8.87	$9.56	$9.73	$10.00
Income from Investment Operations:
Net investment income/(loss)			.47	.64	.65	.54
Net gain/(loss) on investments (both realized and unrealized)			(1.53)	(.67)	(.17)	(.27)
Total from Investment Operations			(1.06)	(.03)	.48	.27
Less Distributions:
Dividends (from net investment income)*			(.48)	(.64)	(.65)	(.54)
Distributions (from capital gains)*			–	(.02)	–	–
Total Distributions			(.48)	(.66)	(.65)	(.54)
Net Asset Value, End of Period			$7.33	$8.87	$9.56	$9.73
Total Return**			(11.95)%	(0.51)%	4.80%	2.85%
Net Assets, End of Period (in thousands)			$6,784	$928	$913	$664
Average Net Assets for the Period (in thousands)			$1,560	$906	$790	$626
Ratio of Gross Expenses to Average Net Assets***(1)			1.61%	1.94%	1.94%	2.02%
Ratio of Net Expenses to Average Net Assets***(1)			1.59%	1.90%	1.90%	1.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***			14.40%	6.82%	6.48%	5.58%
Portfolio Turnover Rate***			59%	134%	117%	162%

For a share outstanding during the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Money Market Fund
and each fiscal year ended July 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.01	.03	.05	.04	.02	.01
Net gain/(loss) on investments	–	–	–	–	–	–
Total from Investment Operations	.01	.03	.05	.04	.02	.01
Less Distributions:
Dividends (from net investment income)*	(.01)	(.03)	(.05)	(.04)	(.02)	(.01)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.01)	(.03)	(.05)	(.04)	(.02)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.59%	3.41%	4.95%	4.06%	1.95%	0.62%
Net Assets, End of Period (in thousands)	$8,540	$1,974	$221	$231	$10	$37
Average Net Assets for the Period (in thousands)	$7,193	$835	$344	$57	$26	$67
Ratio of Gross Expenses to Average Net Assets***(1)	0.61%	0.62%	0.61%	0.64%	0.61%	0.61%
Ratio of Net Expenses to Average Net Assets***(1)	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.81%	3.11%	4.84%	4.57%	1.72%	0.59%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

42  Janus Adviser Series  January 31, 2009

Class I Shares

For a share outstanding during the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Flexible Bond Fund
and each fiscal year or period ended July 31	2009	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$11.94	$11.66	$11.63	$11.99
Income from Investment Operations:
Net investment income/(loss)	.27	.55	.62	.37
Net gain/(loss) on investments (both realized and unrealized)	.37	.28	.01	(.24)
Total from Investment Operations	.64	.83	.63	.13
Less Distributions:
Dividends (from net investment income)*	(.27)	(.55)	(.60)	(.39)
Distributions (from capital gains)*	–	–	–	(.10)
Total Distributions	(.27)	(.55)	(.60)	(.49)
Net Asset Value, End of Period	$12.31	$11.94	$11.66	$11.63
Total Return**	5.41%	7.10%	5.48%	1.11%
Net Assets, End of Period (in thousands)	$112,143	$451	$104	$10
Average Net Assets for the Period (in thousands)	$78,700	$498	$91	$10
Ratio of Gross Expenses to Average Net Assets***(2)	0.55%	0.55%	0.55%	0.52%
Ratio of Net Expenses to Average Net Assets***(2)	0.55%	0.55%	0.55%	0.52%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.44%	4.65%	5.06%	4.52%
Portfolio Turnover Rate***	237%	149%(3)	147%(3)	140%(3)

For a share outstanding during the six-month period ended January 31, 2009 (unaudited)		Janus Adviser Floating Rate High Income Fund
and each fiscal year or period ended July 31		2009	2008	2007(4)

Net Asset Value, Beginning of Period		$9.01	$9.57	$10.00
Income from Investment Operations:
Net investment income/(loss)		.25	.61	.20
Net gain/(loss) on investments (both realized and unrealized)		(1.48)	(.60)	(.43)
Total from Investment Operations		(1.23)	.01	(.23)
Less Distributions:
Dividends (from net investment income)*		(.27)	(.57)	(.20)
Distributions (from capital gains)*		–	–	–
Total Distributions		(.27)	(.57)	(.20)
Net Asset Value, End of Period		$7.51	$9.01	$9.57
Total Return**		(13.73)%	0.09%	(2.33)%(5)
Net Assets, End of Period (in thousands)		$2,478	$1,717	$1,493
Average Net Assets for the Period (in thousands)		$2,562	$1,648	$1,423
Ratio of Gross Expenses to Average Net Assets***(2)		0.91%	0.92%	0.91%
Ratio of Net Expenses to Average Net Assets***(2)		0.90%	0.90%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***		6.77%	6.44%	6.09%
Portfolio Turnover Rate***		146%	170%	349%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2005 (inception date) through July 31, 2006.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% in 2008, 147% in 2007 and 142% in 2006
(4)	Period from April 2, 2007 (commencement of investments) through July 31, 2007. The Financial Highlights include financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).
(5)	One factor impacting the Fund’s performance significantly was investments in new issues. Given the Fund’s relatively small size at inception and short performance record, investments in new issues may have had a disproportionate impact on performance. There is no assurance that the Fund’s future investments in new issues will have the same effect on performance in the future. For the period from May 2, 2007 (effective date) to July 31, 2007, the cumulative total return was (3.38)%.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  43

Financial Highlights (continued)

Class I Shares

For a share outstanding during the six-month period ended January 31, 2009 (unaudited)	Janus Adviser High-Yield Fund
and each fiscal year or period ended July 31	2009	2008	2007	2006(2)

Net Asset Value, Beginning of Period	$8.87	$9.56	$9.73	$9.72
Income from Investment Operations:
Net investment income/(loss)	.51	.74	.76	.46
Net gain/(loss) on investments (both realized and unrealized)	(1.53)	(.68)	(.18)	.01
Total from Investment Operations	(1.02)	.06	.58	.47
Less Distributions:
Dividends (from net investment income)*	(.52)	(.73)	(.75)	(.46)
Distributions (from capital gains)*	–	(.02)	–	–
Total Distributions	(.52)	(.75)	(.75)	(.46)
Net Asset Value, End of Period	$7.33	$8.87	$9.56	$9.73
Total Return**	(11.50)%	0.49%	5.86%	4.92%
Net Assets, End of Period (in thousands)	$1,312	$106	$105	$10
Average Net Assets for the Period (in thousands)	$341	$106	$95	$10
Ratio of Gross Expenses to Average Net Assets***(1)	0.89%	0.94%	0.94%	1.03%
Ratio of Net Expenses to Average Net Assets***(1)	0.87%	0.90%	0.91%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	16.67%	7.81%	7.54%	6.93%
Portfolio Turnover Rate***	59%	134%	117%	162%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Period from November 28, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

44  Janus Adviser Series  January 31, 2009

Class R Shares

For a share outstanding during the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Flexible Bond Fund
and each fiscal year or period ended July 31	2009	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$11.95	$11.67	$11.63	$12.12	$12.53
Income from Investment Operations:
Net investment income/(loss)	.22	.46	.58	.45	.33
Net gain/(loss) on investments (both realized and unrealized)	.39	.28	(.03)	(.38)	(.19)
Total from Investment Operations	.61	.74	.55	.07	.14
Less Distributions:
Dividends (from net investment income)*	(.22)	(.46)	(.51)	(.46)	(.39)
Distributions (from capital gains)*	–	–	–	(.10)	(.16)
Total Distributions	(.22)	(.46)	(.51)	(.56)	(.55)
Net Asset Value, End of Period	$12.34	$11.95	$11.67	$11.63	$12.12
Total Return**	5.17%	6.42%	4.73%	0.63%	1.47%
Net Assets, End of Period (in thousands)	$514	$172	$152	$10	$10
Average Net Assets for the Period (in thousands)	$312	$164	$95	$10	$10
Ratio of Gross Expenses to Average Net Assets***(2)	1.30%	1.30%	1.31%	1.31%	1.30%
Ratio of Net Expenses to Average Net Assets***(2)	1.30%	1.30%	1.30%	1.30%	1.29%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.62%	3.80%	4.30%	3.70%	3.42%
Portfolio Turnover Rate***	237%	149%(3)	147%(3)	140%(3)	186%(3)

For a share outstanding during the six-month period ended January 31, 2009 (unaudited)		Janus Adviser High-Yield Fund
and each fiscal year ended July 31, 2008		2009	2008	2007	2006

Net Asset Value, Beginning of Period		$8.87	$9.56	$9.73	$10.00
Income from Investment Operations:
Net investment income/(loss)		.50	.66	.68	.57
Net gain/(loss) on investments (both realized and unrealized)		(1.54)	(.67)	(.18)	(.27)
Total from Investment Operations		(1.04)	(.01)	.50	.30
Less Distributions:
Dividends (from net investment income)*		(.49)	(.66)	(.67)	(.57)
Distributions (from capital gains)*		–	(.02)	–	–
Total Distributions		(.49)	(.68)	(.67)	(.57)
Net Asset Value, End of Period		$7.34	$8.87	$9.56	$9.73
Total Return**		(11.72)%	(0.26)%	5.07%	3.10%
Net Assets, End of Period (in thousands)		$596	$676	$677	$644
Average Net Assets for the Period (in thousands)		$602	$684	$685	$626
Ratio of Gross Expenses to Average Net Assets***(2)		1.27%	1.69%	1.68%	1.77%
Ratio of Net Expenses to Average Net Assets***(2)		1.27%	1.65%	1.65%	1.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets***		12.86%	7.06%	6.73%	5.83%
Portfolio Turnover Rate***		59%	134%	117%	162%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% in 2008, 147% for 2007, 142% for 2006 and 195% for 2005.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  45

Financial Highlights (continued)

Class S Shares

For a share outstanding during the six-month period ended January 31, 2009 (unaudited)	Janus Adviser Flexible Bond Fund
and each fiscal year ended July 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$11.96	$11.67	$11.63	$12.12	$12.34	$12.45
Income from Investment Operations:
Net investment income/(loss)	.23	.49	.54	.48	.44	.53
Net gain/(loss) on investments (both realized and unrealized)	.39	.29	.04	(.38)	–	.02
Total from Investment Operations	.62	.78	.58	.10	.44	.55
Less Distributions:
Dividends (from net investment income)*	(.24)	(.49)	(.54)	(.49)	(.50)	(.48)
Distributions (from capital gains)*	–	–	–	(.10)	(.16)	(.18)
Total Distributions	(.24)	(.49)	(.54)	(.59)	(.66)	(.66)
Net Asset Value, End of Period	$12.34	$11.96	$11.67	$11.63	$12.12	$12.34
Total Return**	5.22%	6.69%	5.01%	0.86%	3.88%	4.43%
Net Assets, End of Period (in thousands)	$43,421	$36,735	$38,906	$41,166	$52,701	$70,306
Average Net Assets for the Period (in thousands)	$38,266	$36,576	$39,901	$45,954	$60,793	$86,194
Ratio of Gross Expenses to Average Net Assets***(1)	1.05%	1.05%	1.05%	1.05%	1.05%	1.19%
Ratio of Net Expenses to Average Net Assets***(1)	1.05%	1.05%	1.05%	1.05%	1.05%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.78%	4.04%	4.53%	3.94%	3.71%	3.80%
Portfolio Turnover Rate***	237%	149%(2)	147%(2)	140%(2)	186%(2)	160%

				Janus Adviser Floating Rate
For a share outstanding during the six-month period ended January 31, 2009 (unaudited)				High Income Fund
and each fiscal year or period ended July 31				2009	2008	2007(3)

Net Asset Value, Beginning of Period				$8.99	$9.57	$10.00
Income from Investment Operations:
Net investment income/(loss)				.25	.56	.19
Net gain/(loss) on investments (both realized and unrealized)				(1.50)	(.60)	(.43)
Total from Investment Operations				(1.25)	(.04)	(.24)
Less Distributions:
Dividends (from net investment income)*				(.24)	(.54)	(.19)
Distributions (from capital gains)*				–	–	–
Total Distributions				(.24)	(.54)	(.19)
Net Asset Value, End of Period				$7.50	$8.99	$9.57
Total Return**				(13.88)%	(0.38)%	(2.49)%(4)
Net Assets, End of Period (in thousands)				$1,046	$1,253	$1,257
Average Net Assets for the Period (in thousands)				$1,096	$1,251	$1,258
Ratio of Gross Expenses to Average Net Assets***(1)				1.28%	1.41%	1.40%
Ratio of Net Expenses to Average Net Assets***(1)				1.27%	1.40%	1.40%
Ratio of Net Investment Income/(Loss) to Average Net Assets***				6.11%	5.96%	5.54%
Portfolio Turnover Rate***				146%	170%	349%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% in 2008, 147% for 2007, 142% for 2006 and 195% in 2005.
(3)	Period from April 2, 2007 (commencement of investments) through July 31, 2007. The Financial Highlights include financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).
(4)	One factor impacting the Fund’s performance significantly was investments in new issues. Given the Fund’s relatively small size at inception and short performance record, investments in new issues may have had a disproportionate impact on performance. There is no assurance that the Fund’s future investments in new issues will have the same effect on performance in the future. For the period from May 2, 2007 (effective date) to July 31, 2007, the cumulative total return was (3.50)%.

See Notes to Financial Statements.

46  Janus Adviser Series  January 31, 2009

Class S Shares

For a share outstanding during the six-month period
ended January 31, 2009 (unaudited)			Janus Adviser High-Yield Fund
and each fiscal year ended July 31, 2008			2009	2008	2007	2006

Net Asset Value, Beginning of Period			$8.88	$9.56	$9.73	$10.00
Income from Investment Operations:
Net investment income/(loss)			.50	.69	.70	.59
Net gain/(loss) on investments (both realized and unrealized)			(1.55)	(.67)	(.17)	(.27)
Total from Investment Operations			(1.05)	.02	.53	.32
Less Distributions:
Dividends (from net investment income)*			(.50)	(.68)	(.70)	(.59)
Distributions (from capital gains)*			–	(.02)	–	–
Total Distributions			(.50)	(.70)	(.70)	(.59)
Net Asset Value, End of Period			$7.33	$8.88	$9.56	$9.73
Total Return**			(11.83)%	0.10%	5.33%	3.34%
Net Assets, End of Period (in thousands)			$755	$682	$681	$646
Average Net Assets for the Period (in thousands)			$616	$689	$688	$641
Ratio of Gross Expenses to Average Net Assets***(1)			1.16%	1.44%	1.43%	1.52%
Ratio of Net Expenses to Average Net Assets***(1)			1.15%	1.40%	1.40%	1.49%
Ratio of Net Investment Income/(Loss) to Average Net Assets***			13.02%	7.31%	6.98%	6.07%
Portfolio Turnover Rate***			59%	134%	117%	162%

For a share outstanding during the six-month period
ended January 31, 2009 (unaudited)	Janus Adviser Money Market Fund
and each fiscal year ended July 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	–	.03	.05	.04	.02	–
Net gain/(loss) on investments	–	–	–	–	–	–
Total from Investment Operations	–	.03	.05	.04	.02	–
Less Distributions:
Dividends (from net investment income)*	–	(.03)	(.05)	(.04)	(.02)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	(.03)	(.05)	(.04)	(.02)	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.44%	3.14%	4.69%	3.79%	1.70%	0.37%
Net Assets, End of Period (in thousands)	$7,254	$9,963	$11,486	$9,878	$10,082	$16,523
Average Net Assets for the Period (in thousands)	$8,651	$10,602	$10,431	$9,044	$13,962	$17,671
Ratio of Gross Expenses to Average Net Assets***(1)	0.86%	0.86%	0.87%	0.87%	0.86%	0.86%
Ratio of Net Expenses to Average Net Assets***(1)	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.87%	3.15%	4.59%	3.72%	1.64%	0.37%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  47

Notes to Schedules of Investments (unaudited)

Credit Suisse First Boston (CSFB) Leveraged Loan Index	The CSFB Leveraged Loan Index is a market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

Barclays Capital U.S. Aggregate Bond Index	Is made up of the Barclays Capital U.S. Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.

Barclays Capital U.S. Corporate High-Yield Bond Index	Is composed of fixed-rate, publicly issued, non-investment grade debt. Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.

Lipper Loan Participation Funds	Funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates.

Lipper High Current Yield Funds	Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Lipper Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ß	Security is illiquid.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

§  Schedule of Restricted and Illiquid Securities (as of January 31, 2009)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Adviser Flexible Bond Fund
Source Gas LLC, 5.9000%, due 4/1/17	4/11/07-9/20/07	$94,516	$71,922	0.0%

Janus Adviser High-Yield Fund
Ace Hardware Corp., 9.1250%, due 6/1/16 (144A)	5/8/08	$12,818	$9,750	0.0%
Innophos Holdings, Inc., 9.5000%, due 4/15/12 (144A)	4/11/07-11/19/07	8,985	6,638	0.0%
Medimedia USA, Inc., 11.3750%, due 11/15/14 (144A)	11/1/06-11/2/06	9,150	5,850	0.0%
Steinway Musical Instruments, Inc., 7.0000%, due 3/1/14 (144A)	11/14/06-12/5/07	35,240	24,840	0.1%

		$66,193	$47,078	0.1%

The Funds have registration rights for certain restricted securities held as of January 31, 2009. The issuer incurs all registration costs.

48  Janus Adviser Series  January 31, 2009

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of January 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of January 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Adviser Flexible Bond Fund	$–	$245,243,451	$–
Janus Adviser Floating Rate High Income Fund	–	5,098,926	–
Janus Adviser High-Yield Fund	–	20,482,474	–
Janus Adviser Money Market Fund	–	23,348,507	–

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of January 31, 2009 is noted below.

Fund	Aggregate Value

Bond
Janus Adviser High-Yield Fund	$47,750

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2008.

Janus Adviser Money Market Fund may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Adviser Series  January 31, 2009  49

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Adviser Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund and Janus Adviser High-Yield Fund (collectively the “Bond Funds”) and Janus Adviser Money Market Fund (the “Money Market Fund”) are series funds. The Bond Funds and the Money Market Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of Janus Adviser Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers thirty-one funds, which include multiple series of shares with differing investment objectives and policies.

Janus Adviser Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund and Janus Adviser High-Yield Fund invest primarily in income-producing securities. Janus Adviser Money Market Fund invests in short-term money market securities. Each Bond Fund is classified as diversified as defined in the 1940 Act.

Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund currently offer five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Janus Adviser Floating Rate High Income Fund currently offers four classes of shares: Class A Shares, Class C Shares, Class I Shares, and Class S Shares. Janus Adviser Money Market Fund currently offers three classes of shares: Class A Shares, Class C Shares, and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

On April 2, 2007, Janus Capital Management LLC (“Janus Capital”) seeded each class of Janus Adviser Floating Rate High Income Fund with $1,250,000. During the period April 2, 2007 (“commencement of investments”) through May 2, 2007 (“effective date”), the Fund was unavailable for purchase to shareholders. Janus Adviser Floating Rate High Income Fund purchased and sold investment securities during this period which were valued on a daily basis in accordance with investment valuation policies. The financial data during this period reflects this investment activity, as well as associated expenses.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

Effective September 30, 2004, two additional classes were added to the Trust and designated as Class A Shares and Class R Shares. Effective November 28, 2005, the existing Class I Shares were renamed Class S Shares and a new Class I Shares was added to the Trust.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by Janus Adviser Money Market Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized

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capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund in the Trust. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral

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Notes to Financial Statements (unaudited) (continued)

invested by the Lending Agent is disclosed in each Schedule of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Bond Funds may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Bond Funds are fully collateralized by other securities, which are denoted in each accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
The Bond Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in each Schedule of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian.

Swaps
The Bond Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts are reported as an asset or liability on the Statements of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the

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return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Bond Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Bond Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Bond Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Bond Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Bond Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Bond Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in each Schedule of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Mortgage Dollar Rolls
The Bond Funds may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the Funds sell a mortgage-related security (such as a Government National Mortgage Association (“Ginnie Mae”) security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a pre-determined price. The Funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Funds, maintained in a segregated account. To the extent that the Funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Funds are required to purchase may decline below the agreed upon repurchase price.

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Notes to Financial Statements (unaudited) (continued)

Securities Traded on a To-Be-Announced Basis
The Bond Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“Freddie Mac”) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Mortgage- and Asset-Backed Securities
The Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entities. The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and the Fund’s return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Floating Rate Loans
The Bond Funds may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Bank Loans
The Bond Funds may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year LIBOR.

The Funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value.

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The Funds utilize an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the six-month period ended January 31, 2009 are indicated in the table below:

	Average
Fund	Monthly Value	Rates

Bond
Janus Adviser Floating Rate High Income Fund	$4,804,378	0.0100% - 9.2700%
Janus Adviser High-Yield Fund	38,106	2.07515% - 10.29313%

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own, or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Bond Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of a Fund’s short sales positions, other than short sales against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which a Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that a Fund may recognize upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted in each accompanying Schedule of Investment (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

Foreign Currency Translations
The Bond Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Borrowing
Janus Adviser Floating Rate High Income Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. In addition to borrowing for leverage purposes, the Fund also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio

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Notes to Financial Statements (unaudited) (continued)

securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Bond Funds may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Bond Funds may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which are meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Bond Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Bond Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Additional Investment Risk
The Bond Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed. The extent of the

56  Janus Adviser Series  January 31, 2009

exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in a Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Bond Fund’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Loan Commitment
Janus Adviser Floating Rate High Income Fund may enter into certain credit agreements, all or a portion of which may be funded. The Fund had unfunded delayed draw loan commitments of $4,000 as of January 31, 2009. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

Dividend Distributions
Dividends are declared daily and distributed monthly for the Funds. The majority of dividends and net realized capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Bond Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended January 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other

Janus Adviser Series  January 31, 2009  57

Notes to Financial Statements (unaudited) (continued)

accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of each Fund’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and are based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of January 31, 2009 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedules of Investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

FASB Staff Position Nos. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) is effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and has determined there is no impact on the Funds’ financial statement disclosures.

Temporary Money Market Fund Guarantee Program
The United States Department of the Treasury (the “Treasury Department”), through the Exchange Stabilization Fund (“ESF”), has established a Temporary Guarantee Program for money market mutual funds (the “Program”). The Board of Trustees of the Janus Funds has approved the continued participation of each Janus money market fund, including Janus Adviser Money Market Fund, in the Program through April 30, 2009. Subject to the terms of the Program and the availability of money available to the ESF for that purpose, the Treasury Department will guarantee the share price of participating money market funds that seek to maintain a stable net asset value of $1.00 per share, subject to certain conditions.

The cost to the Money Market Fund of participating in the Program is borne by all shareholders of the Fund. That cost will likely reduce the yield on the Fund during the period of the Fund’s participation in the Program. The cost of participating in the Program for the Fund for the term ended April 30, 2009 is 0.015% of the net assets of the Fund as of September 19, 2008 and is not reflected in the fee table of the Fund’s current prospectuses.

58  Janus Adviser Series  January 31, 2009

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Fund.

	Average Daily
	Net Assets	Management
Fund	of Fund	Fee (%)

Bond
Janus Adviser Flexible Bond Fund	First $300 Million	0.50%
	Over $300 Million	0.40%
Janus Adviser Floating Rate High Income Fund	First $300 Million	0.65%
	Over $300 Million	0.55%
Janus Adviser High-Yield Fund	First $300 Million	0.65%
	Over $300 Million	0.55%
Money Market
Janus Adviser Money Market Fund	All Asset Levels	0.25%

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Funds. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of a Fund’s actual distribution and service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least December 1, 2009 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Fund	Expense Limit %

Bond
Janus Adviser Flexible Bond Fund	0.55%
Janus Adviser Floating Rate High Income Fund	0.90%
Janus Adviser High-Yield Fund	0.90%
Money Market
Janus Adviser Money Market Fund	0.36%(1)

(1)	Waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.

Janus Capital will be entitled to recoup such reimbursement or fee reduction from Janus Adviser Floating Rate High Income Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such reimbursements will expire December 30, 2010. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the six-month period ended January 31, 2009, total reimbursement by Janus Capital was $69,057 for Janus Adviser Floating Rate High Income Fund. As of January 31, 2009, the recoupment that may be potentially made to Janus Capital is $373,223.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of January 31, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred

Janus Adviser Series  January 31, 2009  59

Notes to Financial Statements (unaudited) (continued)

compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” for the Bond Funds, and “Unrealized net appreciation/(depreciation) of investments for non-interested Trustees’ deferred compensation” for the Money Market Fund on the Statements of Assets and Liabilities. Deferred compensation expenses for the six-month period ended January 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended January 31, 2009.

For the six-month period ended January 31, 2009, Janus Capital assumed $7,088 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $37,064 was paid by the Trust during the six-month period ended January 31, 2009. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares may include a contingent deferred sales charge of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. During the six-month period ended January 31, 2009, redeeming shareholders of Class A Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class A Shares)	Sales Charge

Money Market
Janus Adviser Money Market Fund	$137

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the six-month period ended January 31, 2009, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Bond
Janus Adviser Flexible Bond Fund	$4,440
Janus Adviser High-Yield Fund	203
Money Market
Janus Adviser Money Market Fund	13,664

Class A Shares include a 4.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the six-month period ended January 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Bond
Janus Adviser Flexible Bond Fund	$13,496
Janus Adviser Floating Rate High Income Fund	88
Janus Adviser High-Yield Fund	4,049

A 2.00% redemption fee may be imposed on Class I Shares, Class R Shares and Class S Shares of Janus Adviser High-Yield Fund and Class I Shares and Class S Shares of Janus Adviser Floating Rate High Income Fund held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital.

The Bond Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Bond Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Bond Funds

60  Janus Adviser Series  January 31, 2009

are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the six-month period ended January 31, 2009, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 1/31/09

Janus Cash Liquidity Fund LLC
Janus Adviser Flexible Bond Fund	$24,950,000	$(12,461,000)	$714	$12,489,000
Janus Adviser High-Yield Fund	4,194,001	(1,956,000)	163	2,238,001

	$29,144,001	$(14,417,000)	$877	$14,727,001

Janus Institutional Cash Management Fund - Institutional Shares
Janus Adviser Flexible Bond Fund	$18,491,040	$(19,022,277)	$27,767	$–
Janus Adviser High-Yield Fund	164,379	(120,000)	2,352	240,151

	$18,655,419	$(19,142,277)	$30,119	$240,151

Janus Institutional Money Market Fund - Institutional Shares
Janus Adviser Flexible Bond Fund	$148,869,212	$(148,869,212)	$48,141	$–
Janus Adviser High-Yield Fund	2,519,897	(2,139,000)	4,423	444,173

	$151,389,109	$(151,008,212)	$52,564	$444,173

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the six-month period ended January 31, 2009, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 8/1/08	Purchases	Purchases	Redemptions	Redemption	at 1/31/09

Bond
Janus Adviser Flexible Bond Fund - Class I Shares	$116	$–	–	$–	–	$116
Janus Adviser Flexible Bond Fund - Class R Shares	100,000	–	–	–	–	100,000
Janus Adviser Floating Rate High Income Fund - Class A Shares	1,250,000	–	–	–	–	1,250,000
Janus Adviser Floating Rate High Income Fund - Class C Shares	1,250,000	–	–	–	–	1,250,000
Janus Adviser Floating Rate High Income Fund - Class I Shares	1,250,000	–	–	–	–	1,250,000
Janus Adviser Floating Rate High Income Fund - Class S Shares	1,250,000	–	–	–	–	1,250,000
Janus Adviser High-Yield Fund - Class A Shares	533,629	–	–	–	–	533,629
Janus Adviser High-Yield Fund - Class C Shares	625,000	–	–	–	–	625,000
Janus Adviser High-Yield Fund - Class I Shares	100,000	–	–	–	–	100,000
Janus Adviser High-Yield Fund - Class R Shares	625,000	–	–	–	–	625,000
Janus Adviser High-Yield Fund - Class S Shares	625,000	–	–	–	–	625,000

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of January 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Janus Adviser Series  January 31, 2009  61

Notes to Financial Statements (unaudited) (continued)

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation/(Depreciation)

Bond
Janus Adviser Flexible Bond Fund	$241,412,458	$6,233,702	$(2,402,709)	$3,830,993
Janus Adviser Floating Rate High Income Fund	6,215,608	1,504	(1,118,186)	(1,116,682)
Janus Adviser High-Yield Fund	21,004,129	181,153	(702,808)	(521,655)
Money Market
Janus Adviser Money Market Fund	23,348,507	–	–	–

Net capital loss carryovers as of July 31, 2008 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

	July	July	Accumulated
Fund	31, 2015	31, 2016	Capital Losses

Bond
Janus Adviser Flexible Bond Fund	$(590,382)	$–	$(590,382)
Janus Adviser Floating Rate High Income Fund	–	(18,275)	(18,275)
Janus Adviser High-Yield Fund	–	(27,476)	(27,476)
Money Market
Janus Adviser Money Market Fund	–	–	–

During the fiscal year ended July 31, 2008, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Capital Loss
Fund	Carryover Utilized

Bond
Janus Adviser Flexible Bond Fund	$366,633
Janus Adviser Floating Rate High Income Fund	–
Janus Adviser High-Yield Fund	–
Money Market
Janus Adviser Money Market Fund	–

62  Janus Adviser Series  January 31, 2009

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Janus Adviser Series  January 31, 2009  63

Notes to Financial Statements (unaudited) (continued)

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended January 31, 2009 (unaudited)
and for each fiscal year or period ended July 31

		Class A Shares					Class C Shares
Fund	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

Bond
Janus Adviser Flexible Bond Fund	0.93%	1.20%	1.19%	1.43%	1.02%(2)	1.65%	1.99%	1.93%	1.88%	1.84%	1.80%
Janus Adviser Floating Rate High Income Fund	2.97%	4.89%	8.40%(4)	N/A	N/A	3.84%	5.92%	9.10%(4)	N/A	N/A	N/A
Janus Adviser High-Yield Fund	4.52%	6.81%	6.49%	11.08%	N/A	5.06%	7.59%	7.22%	12.24%	N/A	N/A
Money Market
Janus Adviser Money Market Fund	1.26%	1.83%	1.94%	2.41%	1.59%(2)	1.97%	2.64%	2.65%	3.44%	2.22%	1.82%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements for all Funds, except Janus Adviser Floating Rate High Income Fund and Janus Adviser High-Yield Fund, and was less than 0.01%.
(2)	Period from September 30, 2004 (inception date) through July 31, 2005.
(3)	Period from November 28, 2005 (inception date of Class I Shares) through July 31, 2006.
(4)	Period from April 2, 2007 (commencement of investments) through July 31, 2007. The table includes financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).

64  Janus Adviser Series  January 31, 2009

	Class I Shares				Class R Shares				Class S Shares
2009(1)	2008(1)	2007(1)	2006(1)	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

0.58%	0.99%	0.90%	1.10%(3)	1.41%	1.71%	1.65%	1.75%	1.49%(2)	1.19%	1.46%	1.40%	1.48%	1.24%	1.30%
3.02%	5.05%	7.72%(4)	N/A	N/A	N/A	N/A	N/A	N/A	3.31%	5.44%	8.52%(4)	N/A	N/A	N/A
3.11%	6.54%	6.17%	7.69%	6.00%	7.28%	6.99%	11.98%	N/A	5.70%	7.03%	6.74%	11.58%	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.60%	2.05%	2.04%	2.44%	1.79%	1.53%

Janus Adviser Series  January 31, 2009  65

Notes to Financial Statements (unaudited) (continued)

5.	Capital Share Transactions

			Janus Adviser
	Janus Adviser		Floating		Janus Adviser		Janus Adviser
	Flexible		Rate High		High-Yield		Money Market
For the six-month period ended January 31, 2009 (unaudited) and	Bond Fund		Income Fund		Fund		Fund
the fiscal year ended July 31, 2008 (all numbers in thousands)	2009	2008	2009	2008	2009	2008	2009	2008

Transactions in Fund Shares – Class A Shares:
Shares sold	4,569	1,506	14	109	1,342	68	9,388	3,417
Reinvested dividends and distributions	43	27	5	8	24	7	23	19
Shares repurchased	(1,630)	(386)	(113)	(1)	(130)	(65)	(4,356)	(891)
Net Increase/(Decrease) in Fund Shares	2,982	1,147	(94)	116	1,236	10	5,055	2,545
Shares Outstanding, Beginning of Period	1,272	125	243	127	140	130	2,692	147
Shares Outstanding, End of Period	4,254	1,272	149	243	1,376	140	7,747	2,692
Transactions in Fund Shares – Class C Shares:
Shares sold	3,228	899	10	24	825	11	13,924	3,782
Reinvested dividends and distributions	20	14	4	7	11	6	32	23
Shares repurchased	(585)	(257)	(15)	-	(15)	(8)	(7,386)	(2,053)
Net Increase/(Decrease) in Fund Shares	2,663	656	(1)	31	821	9	6,570	1,752
Shares Outstanding, Beginning of Period	1,031	375	162	131	105	96	1,973	221
Shares Outstanding, End of Period	3,694	1,031	161	162	926	105	8,543	1,973
Transactions in Fund Shares – Class I Shares:
Shares sold	12,550	111	156	30	171	-	N/A	N/A
Reinvested dividends and distributions	147	2	11	11	1	1	N/A	N/A
Shares repurchased	(3,626)	(84)	(28)	(6)	(5)	-	N/A	N/A
Net Increase/(Decrease) in Fund Shares	9,071	29	139	35	167	1	N/A	N/A
Shares Outstanding, Beginning of Period	38	9	191	156	12	11	N/A	N/A
Shares Outstanding, End of Period	9,109	38	330	191	179	12	N/A	N/A
Transactions in Fund Shares – Class R Shares:
Shares sold	28	1	N/A	N/A	-	-	N/A	N/A
Reinvested dividends and distributions	1	1	N/A	N/A	5	5	N/A	N/A
Shares repurchased	(1)	(1)	N/A	N/A	-	-	N/A	N/A
Net Increase/(Decrease) in Fund Shares	28	1	N/A	N/A	5	5	N/A	N/A
Shares Outstanding, Beginning of Period	14	13	N/A	N/A	76	71	N/A	N/A
Shares Outstanding, End of Period	42	14	N/A	N/A	81	76	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	1,469	2,153	-	-	21	-	2,847	5,797
Reinvested dividends and distributions	62	122	4	8	5	6	41	334
Shares repurchased	(1,084)	(2,537)	(4)	-	-	-	(5,594)	(7,667)
Net Increase/(Decrease) in Fund Shares	447	(262)	-	8	26	6	(2,706)	(1,536)
Shares Outstanding, Beginning of Period	3,072	3,334	139	131	77	71	9,950	11,486
Shares Outstanding, End of Period	3,519	3,072	139	139	103	77	7,244	9,950

6.	Purchases and Sales of Investment Securities

For the six-month period ended January 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Bond
Janus Adviser Flexible Bond Fund	$347,526,663	$78,224,864	$143,486,013	$107,833,153
Janus Adviser Floating Rate High Income Fund	3,814,351	4,420,117	–	–
Janus Adviser High-Yield Fund	16,946,514	1,787,819	–	–

66  Janus Adviser Series  January 31, 2009

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus

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Notes to Financial Statements (unaudited) (continued)

Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

8.	Subsequent Event

The Board of Trustees of Janus Adviser Series approved a plan to liquidate and terminate Janus Adviser Floating Rate High Income Fund effective February 27, 2009.

The Board of Trustees of Janus Adviser Series approved a plan to liquidate and terminate Janus Adviser Money Market Fund effective on or about April 30, 2009.

68  Janus Adviser Series  January 31, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Funds’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Adviser Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the seven Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Janus Adviser Worldwide Growth Fund, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Fund performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to

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Additional Information (unaudited) (continued)

benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Janus Adviser Worldwide Growth Fund, the Trustees considered the continuing underperformance of the Fund, and requested that Janus Capital consider additional steps to improve long-term Fund performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was

70  Janus Adviser Series  January 31, 2009

below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively and the transfer agent receives compensation from certain Funds or certain share classes for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders, except that with respect to Janus Adviser Worldwide Growth Fund, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Fund performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Fund subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Funds’ shareholders.

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Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2008. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

72  Janus Adviser Series  January 31, 2009

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

Janus Adviser Series  January 31, 2009  73

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

74  Janus Adviser Series  January 31, 2009

Notes

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Notes

76  Janus Adviser Series  January 31, 2009

Notes

Janus Adviser Series  January 31, 2009  77

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Modular Portfolio Construction®
Janus Adviser Modular Portfolio Construction® Fund invests in a diversified portfolio of underlying Janus mutual funds and securities. The Fund utilizes Janus Capital’s Modular Portfolio Construction process to allocate assets across the following three asset categories: CORE, ALPHA and ALTERNATIVE. The Fund is unique in its combination of funds and securities that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Funds distributed by Janus Distributors LLC (2/09)

C-309-062	108-24-200 03-09

2009 Semiannual Report
Janus Adviser Series

Institutional Money Market
Janus Institutional Cash Management Fund
Janus Institutional Money Market Fund
Janus Institutional Government Money Market Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Adviser Series

Useful Information About Your Fund Report	1
Schedules of Investments
Institutional Money Market
Institutional Cash Management Fund	2
Institutional Money Market Fund	5
Institutional Government Money Market Fund	8
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Schedules of Investments	23
Notes to Financial Statements	24
Additional Information	34
Explanations of Charts, Tables and Financial Statements	37

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Premium Shares, Primary Shares and Select Shares only); administrative services fees (for all shares); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the period from August 1, 2008 to January 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital has contractually agreed to waive one-half of its advisory fee for Janus Institutional Cash Management Fund, Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. These waivers will continue until at least December 1, 2009.

Janus Capital has contractually agreed to a waiver for each fund that will reduce the amount of administrative services fees to certain limits noted in the prospectus until at least December 1, 2009. Janus Distributors LLC has contractually agreed to waivers that will reduce the amount of 12b-1 fees payable to the Premium Shares of Janus Institutional Cash Management Fund and the Premium Shares, Primary Shares and Select Shares of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. These waiver amounts are noted in the prospectus and will continue until at least December 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series  January 31, 2009  1

Janus Institutional Cash Management Fund (unaudited)

Eric Thorderson
co-portfolio manager
Average Annual Total Return	Craig Jacobson
for the periods ended January 31, 2009	co-portfolio manager

Institutional Shares
Fiscal Year-to-Date	0.87%
1 Year	2.36%
5 Year	3.52%
Since Inception of Predecessor Fund 5/15/02	2.97%

Premium Shares
Fiscal Year-to-Date	0.87%
1 Year	2.36%
5 Year	3.37%
Since Inception of Predecessor Fund 5/15/02	2.84%

Seven-Day Current Yield
Institutional Shares
With Reimbursement	0.56%
Without Reimbursement	0.54%
Premium Shares
With Reimbursement	0.56%
Without Reimbursement	0.54%

Expense Ratios
for the fiscal year ended July 31, 2008

Institutional Shares
Total Annual Fund Operating Expenses	0.35%
Net Annual Fund Operating Expenses	0.12%
Premium Shares
Total Annual Fund Operating Expenses	0.28%
Net Annual Fund Operating Expenses	0.12%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For Institutional Shares and Premium Shares, Janus Capital has contractually agreed to waive one-half of its investment advisory fee payable by the Fund until at least December 1, 2009. In addition, Janus Capital has contractually agreed to waivers that will reduce the amount of administrative service fees payable by the Fund to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such reductions.

For Institutional Shares and Premium Shares, Janus Capital has agreed to waive the Fund’s total operating expenses to the extent the Fund’s Total Annual Fund Operating Expenses exceed 0.12%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.

Janus Distributors LLC has contractually agreed to a waiver that will reduce the amount of 12b-1 fees payable by Premium Shares of the Fund to the level indicated in the prospectus until at least December 1, 2009.

The Fund’s expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2008. Further information is available in the prospectus. Contractual waivers agreed to by Janus Distributors LLC for Premium Shares are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Fund than the total return.

The Fund commenced operations on February 23, 2007, after the reorganization of Janus Institutional Cash Reserves Fund (the “predecessor fund”) into Institutional Cash Management Fund. The returns for the Institutional Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the predecessor fund prior to the reorganization. The performance shown reflects the fees and expenses of the predecessor fund, without the effect of any fee and expense limitations or waivers.

Janus Institutional Cash Reserves Fund (the “predecessor fund”) reorganized into Institutional Cash Management Fund on February 23, 2007. The returns for Premium Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the predecessor fund prior to the reorganization. The performance shown is restated to reflect the fees and expenses of the Fund’s Premium Shares, without the effect of any fee and expense limitations or waivers.

See Notes to Schedules of Investments and Financial Statements.

See “Explanation of Charts, Tables and Financial Statements.”

2  Janus Adviser Series  January 31, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$1,008.70	$0.61

Hypothetical (5% return before expenses)	$1,000.00	$1,024.60	$0.61

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Premium Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$1,008.70	$0.61

Hypothetical (5% return before expenses)	$1,000.00	$1,024.60	$0.61

†	Expenses are equal to the annualized expense ratio of 0.12% for Institutional Shares and 0.12% for Premium Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  January 31, 2009  3

Janus Institutional Cash Management Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Principal Amount		Value

Certificates of Deposit – 3.6%
$30,000,000	U.S. Bank, N.A., 2.8600%, 4/20/09 (cost $30,000,000)	$30,000,000

Commercial Paper – 15.9%
	Atlantic Asset Securitization LLC:
20,000,000	0.3500%, 3/27/09 (Section 4(2))	19,989,499
20,000,000	0.4000%, 4/13/09 (Section 4(2))	19,986,442
	Bryant Park Funding LLC:
18,000,000	0.3000%, 2/3/09 (Section 4(2))	17,999,700
25,000,000	0.3000%, 3/12/09 (Section 4(2))	24,991,874
	Three Pillars Funding LLC:
50,038,000	0.3900%, 2/10/09 (Section 4(2))	50,033,121

Total Commercial Paper (cost $133,000,636)		133,000,636

Floating Rate Notes – 19.7%
	Allied Irish Banks:
15,000,000	3.2263%, 2/4/09	15,000,000
25,000,000	2.4350%, 2/11/09	25,000,000
	HSH Nordbank A.G., New York:
50,000,000	0.4263%, 4/23/09 (144A)	50,000,000
	Skandinaviska Enskilda Bank, New York:
25,000,000	2.4900%, 2/11/09	25,000,000
	Westdeutsche Landesbank A.G.:
50,000,000	0.4433%, 4/9/09 (144A)	50,000,000

Total Floating Rate Notes (cost $165,000,000)		165,000,000

Time Deposits – 23.2%
40,000,000	ABN AMRO Holding N.V., 0.1875% 2/2/09	40,000,000
35,000,000	Bank of America Corp., 0.5125% 2/2/09	35,000,000
40,000,000	Bank of Montreal, Chicago, 0.1250% 2/2/09	40,000,000
40,000,000	Canadian Imperial Bank of Commerce 0.1875% 2/2/09	40,000,000
40,000,000	UBS Financial Services, Inc., 0.1500% 2/2/09	40,000,000

Total Time Deposits (cost $195,000,000)		195,000,000

Repurchase Agreements – 28.8%
50,000,000	BNP Paribas Securities Corp., 0.3000% dated 1/30/09, maturing 2/2/09 to be repurchased at $50,001,250 collateralized by $257,812,385 in U.S. Government Agencies 0% – 44.7096%, 3/25/17 – 9/20/38 with a value of $51,000,000	50,000,000
50,000,000	ING Financial Markets LLC, 0.2800% dated 1/30/09, maturing 2/2/09 to be repurchased at $50,001,167 collateralized by $110,244,188 in U.S. Government Agencies 0% – 9.0000%, 9/1/09 – 10/1/47 with a value of $51,000,487	50,000,000
50,000,000	JP Morgan Securities, Inc., 0.2800% dated 1/30/09, maturing 2/2/09 to be repurchased at $50,001,167 collateralized by $260,774,888 in U.S. Government Agencies 0% – 99.9900%, 1/15/13 – 6/15/37 with a value of $51,000,038	50,000,000
42,000,000	RBC Capital Markets Corp., 0.4125% dated 1/30/09, maturing 2/2/09 to be repurchased at $42,001,444 collateralized by $42,894,064 in U.S. Government Agencies 0% – 26.9570%, 2/17/09 – 6/25/47 with a value of $42,840,001	42,000,000
50,000,000	Societe Generale, NY Branch, 0.2800% dated 1/30/09, maturing 2/2/09 to be repurchased at $50,001,167 collateralized by $90,364,923 in U.S. Government Agencies 0% – 6.5000%, 3/1/18 – 9/1/38 with a value of $51,000,000	50,000,000

Total Repurchase Agreements (cost $242,000,000)		242,000,000

Taxable Variable Rate Demand Note – 0.3%
2,805,000	Lone Tree Building Authority, 2.5000% 12/1/17 (cost $2,805,000)	2,805,000

U.S. Government Agency Variable Notes – 6.9%
	Freddie Mac:
30,000,000	1.1800%, 4/1/09	29,941,902
27,800,000	1.2300%, 4/14/09	27,731,511

Total U.S. Government Agency Variable Notes (cost $57,673,413)		57,673,413

Total Investments (total cost $825,479,049) – 98.4%		825,479,049

Cash, Receivables and Other Assets, net of Liabilities – 1.6%		13,530,811

Net Assets – 100%		$839,009,860

See Notes to Schedules of Investments and Financial Statements.

4  Janus Adviser Series  January 31, 2009

Janus Institutional Money Market Fund (unaudited)

Eric Thorderson
co-portfolio manager
Average Annual Total Return	Craig Jacobson
for the periods ended January 31, 2009	co-portfolio manager

Institutional Shares
Fiscal Year-to-Date	0.82%
1 Year	2.28%
5 Year	3.48%
10 Year	3.59%
Since Inception of Predecessor Fund 4/14/95	4.16%

Premium Shares
Fiscal Year-to-Date	0.82%
1 Year	2.28%
5 Year	3.31%
10 Year	3.41%
Since Inception of Predecessor Fund 4/14/95	3.98%

Primary Shares
Fiscal Year-to-Date	0.66%
1 Year	1.95%
5 Year	2.99%
10 Year	3.09%
Since Inception of Predecessor Fund 4/14/95	3.66%

Select Shares
Fiscal Year-to-Date	0.73%
1 Year	2.11%
5 Year	3.14%
10 Year	3.24%
Since Inception of Predecessor Fund 4/14/95	3.81%

Service Shares
Fiscal Year-to-Date	0.69%
1 Year	2.03%
5 Year	3.22%
10 Year	3.33%
Since Inception of Predecessor Fund 11/22/96	3.70%

Seven-Day Current Yield
Institutional Shares
With Reimbursement	0.31%
Without Reimbursement	0.26%
Premium Shares
With Reimbursement	0.31%
Without Reimbursement	0.26%
Primary Shares
With Reimbursement	0.02%
Without Reimbursement	-0.04%
Select Shares
With Reimbursement	0.14%
Without Reimbursement	0.09%
Service Shares
With Reimbursement	0.06%
Without Reimbursement	0.01%

Expense Ratios
for the fiscal year ended July 31, 2008

Institutional Shares
Total Annual Fund Operating Expenses	0.35%
Net Annual Fund Operating Expenses	0.18%
Premium Shares
Total Annual Fund Operating Expenses	0.34%
Net Annual Fund Operating Expenses	0.18%
Primary Shares
Total Annual Fund Operating Expenses	0.66%
Net Annual Fund Operating Expenses	0.50%
Select Shares
Total Annual Fund Operating Expenses	0.51%
Net Annual Fund Operating Expenses	0.35%
Service Shares
Total Annual Fund Operating Expenses	0.60%
Net Annual Fund Operating Expenses	0.43%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For Institutional Shares, Premium Shares, Primary Shares, Select Shares and Service Shares, Janus Capital has contractually agreed to waive one-half of its investment advisory fee payable by the Fund until at least December 1, 2009. In addition, Janus Capital has contractually agreed to waivers that will reduce the amount of administrative service fees payable by the Fund to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such reductions.

Janus Distributors LLC has contractually agreed to waivers that will reduce the amount of 12b-1 fees payable by Premium Shares, Primary Shares and Select Shares of the Fund to the levels indicated in the prospectus until at least December 1, 2009.

The Fund’s expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2008. Further information is available in the prospectus. Contractual waivers agreed to by Janus Distributors LLC for Premium, Primary and Select Shares are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Adviser Series  January 31, 2009  5

Janus Institutional Money Market Fund (unaudited)

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Fund than the total return.

The Fund commenced operations on February 23, 2007, after the reorganization of the Institutional Shares of Janus Money Market Fund (the “predecessor fund”) into Institutional Money Market Fund. The returns for the Institutional Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown reflects the fees and expenses of the predecessor fund’s Institutional Shares, without the effect of any fee and expense limitations or waivers.

Institutional Shares of Janus Money Market Fund (the “predecessor fund”) reorganized into Institutional Money Market Fund on February 23, 2007. The returns for the Premium Shares, Primary Shares, and Select Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown is restated to reflect the fees and expenses of the Fund’s respective Share class without the effect of any fee and expense limitations or waivers.

The Fund commenced operations on February 23, 2007, after the reorganization of the Service Shares of Janus Money Market Fund (the “predecessor fund”) into Institutional Money Market Fund. The returns for the Service Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Service Shares of the predecessor fund prior to the reorganization. The performance shown reflects the fees and expenses of the predecessor fund’s Service Shares, without the effect of any fee and expense limitations or waivers.

The returns for the Premium Shares, Primary Shares, and Select Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown is restated to reflect the fees and expenses of the Fund’s respective Share class, without the effect of any fee and expense limitations or waivers.

See Notes to Schedules of Investments and Financial Statements.

See “Explanation of Charts, Tables and Financial Statements.”

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$1,008.20	$1.01

Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	$1.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Premium Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$1,008.20	$0.96

Hypothetical (5% return before expenses)	$1,000.00	$1,024.25	$0.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Primary Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$1,006.60	$2.63

Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	$2.65

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Select Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$1,007.30	$1.87

Hypothetical (5% return before expenses)	$1,000.00	$1,023.34	$1.89

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$1,006.90	$2.28

Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29

†	Expenses are equal to the annualized expense ratio of 0.20% for Institutional Shares, 0.19% for Premium, 0.52% for Primary Shares, 0.37% for Select Shares and 0.45% for Service Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

6  Janus Adviser Series  January 31, 2009

Janus Institutional Money Market Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Principal Amount		Value

Certificates of Deposit – 4.8%
$40,000,000	Bank of the West, 3.1000%, 2/9/09	$40,000,000
50,000,000	Toronto Dominion Bank, New York 3.0100%, 2/11/09	50,000,000
70,000,000	U.S. Bank, N.A., 2.8600%, 4/20/09	70,000,000

Total Certificates of Deposit (cost $160,000,000)		160,000,000

Commercial Paper – 2.0%
20,000,000	Gotham Funding Corp. 1.6000%, 2/4/09 (Section 4(2))	19,997,326
20,000,000	Gotham Funding Corp. 1.6000%, 2/5/09 (Section 4(2))	19,996,435
28,000,000	Gotham Funding Corp. 1.6000%, 2/6/09 (Section 4(2))	27,993,763

Total Commercial Paper (cost $67,987,524)		67,987,524

Floating Rate Notes – 9.5%
25,000,000	Allied Irish Banks, 3.2263%, 2/4/09	25,000,000
50,000,000	Allied Irish Banks, 2.4350%, 2/11/09	50,000,000
15,734,000	Dekabank, New York 1.1925%, 2/19/09 (144A)	15,734,000
70,805,000	HSH Nordbank A.G., New York 0.4263%, 4/23/09 (144A)	70,805,000
50,000,000	Skandinaviska Enskilda Bank New York, 2.4900%, 2/11/09	50,000,000
110,141,000	Westdeutsche Landesbank A.G. 0.4433%, 4/9/09 (144A)	110,141,000

Total Floating Rate Notes (cost $321,680,000)		321,680,000

Repurchase Agreements – 32.5%
200,000,000	BNP Paribas Securities Corp., 0.3000% dated 1/30/09, maturing 2/2/09 to be repurchased at $200,005,000 collateralized by $1,031,249,538 in U.S. Government Agencies 0% – 44.7096% , 3/25/17 – 9/20/38 with a value of $204,000,000	200,000,000
75,000,000	Dresdner Kleinwort Securities LLC, 0.4125% dated 1/30/09, maturing 2/2/09 to be repurchased at $75,002,578 collateralized by $80,275,000 in Asset Backed Securities 4.0000% – 8.0000%, 5/19/09 – 9/15/37 with a value of $78,750,850	75,000,000
47,700,000	HSBC Securities (USA), 0.3000% dated 1/30/09, maturing 2/2/09 to be repurchased at $47,701,193 collateralized by $77,346,535 in U.S. Government Agencies 0% , 10/15/25 – 12/20/36 with a value of $48,654,799	47,700,000
200,000,000	ING Financial Markets LLC, 0.2800% dated 1/30/09, maturing 2/2/09 to be repurchased at $200,004,667 collateralized by $440,976,750 in U.S. Government Agencies 0% – 9.5000% , 9/1/09 – 10/1/47 with a value of $204,001,948	200,000,000
$200,000,000	JP Morgan Securities, Inc., 0.2800% dated 1/30/09, maturing 2/2/09 to be repurchased at $200,004,667 collateralized by $1,043,099,551 in U.S. Government Agencies 0% – 99.9900% , 1/15/13 – 6/15/37 with a value of $204,000,152	200,000,000
175,000,000	RBC Capital Markets Corp., 0.4125% dated 1/30/09, maturing 2/2/09 to be repurchased at $175,006,016 collateralized by $296,358,349 in U.S. Government Agencies 0% – 26.9570%, 2/17/09 – 6/25/47 with a value of $177,949,582	175,000,000
200,000,000	Societe Generale, NY Branch, 0.2800% dated 1/30/09, maturing 2/2/09 to be repurchased at $200,004,667 collateralized by $361,459,691 in U.S. Government Agencies 0% – 6.5000% , 3/1/18 – 9/1/38 with a value of $204,000,000	200,000,000

Total Repurchase Agreements (cost $1,097,700,000)		1,097,700,000

Time Deposits – 23.9%
170,000,000	ABN AMRO Holding N.V. 0.1875%, 2/2/09	170,000,000
140,000,000	Bank of America Corp. 0.5125%, 2/2/09	140,000,000
165,000,000	Bank of Montreal, Chicago 0.1250%, 2/2/09	165,000,000
165,000,000	Canadian Imperial Bank of Commerce 0.1875%, 2/2/09	165,000,000
165,000,000	UBS Financial Services, Inc. 0.1500%, 2/2/09	165,000,000

Time Deposits (cost $805,000,000)		805,000,000

U.S. Government Agency Notes – 9.2%
70,000,000	Army & Air Force Exchange Services 0.8000%, 2/2/09	70,000,001
	Fannie Mae:
50,000,000	0.9000%, 2/11/09	49,987,487
50,000,000	1.0500%, 3/30/09	49,916,777
50,000,000	1.2500%, 4/6/09	49,888,732
47,225,000	Federal Home Loan Bank System 1.2500%, 4/17/09	47,101,834
	Freddie Mac:
14,000,000	1.1500%, 3/30/09	13,974,473
30,000,000	1.2300%, 4/14/09	29,926,091

Total U.S. Government Agency Notes (cost $310,795,395)		310,795,395

Total Investments (total cost $2,763,162,919) – 81.9%		2,763,162,919

Cash, Receivables and Other Assets, net of Liabilities – 18.1%		611,440,311

Net Assets – 100%		$3,374,603,230

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  January 31, 2009  7

Janus Institutional Government Money Market Fund (unaudited)

Eric Thorderson
co-portfolio manager
Average Annual Total Return	Craig Jacobson
for the periods ended January 31, 2009	co-portfolio manager

Institutional Shares
Fiscal Year-to- Date	0.65%
1 Year	1.92%
5 Year	3.34%
10 Year	3.49%
Since Inception of Predecessor Fund 4/14/95	4.06%

Premium Shares
Fiscal Year-to- Date	0.64%
1 Year	1.89%
5 Year	3.14%
10 Year	3.29%
Since Inception of Predecessor Fund 4/14/95	3.85%

Primary Shares
Fiscal Year-to- Date	0.49%
1 Year	1.58%
5 Year	2.83%
10 Year	2.97%
Since Inception of Predecessor Fund 4/14/95	3.54%

Select Shares
Fiscal Year-to- Date	0.55%
1 Year	1.72%
5 Year	2.97%
10 Year	3.12%
Since Inception of Predecessor Fund 4/14/95	3.68%

Service Shares
Fiscal Year-to- Date	0.53%
1 Year	1.68%
5 Year	3.09%
10 Year	3.24%
Since Inception of Predecessor Fund 11/22/96	3.60%

Seven-Day Current Yield
Institutional Shares
With Reimbursement	0.36%
Without Reimbursement	-0.03%
Premium Shares
With Reimbursement	0.33%
Without Reimbursement	0.04%
Primary Shares
With Reimbursement	0.13%
Without Reimbursement	-0.09%
Select Shares
With Reimbursement	0.19%
Without Reimbursement	-0.09%
Service Shares
With Reimbursement	0.17%
Without Reimbursement	-0.19%

Expense Ratios
for the fiscal year ended July 31, 2008

Institutional Shares
Total Annual Fund Operating Expenses	0.35%
Net Annual Fund Operating Expenses	0.15%
Premium Shares
Total Annual Fund Operating Expenses	0.34%
Net Annual Fund Operating Expenses	0.18%
Primary Shares
Total Annual Fund Operating Expenses	0.66%
Net Annual Fund Operating Expenses	0.50%
Select Shares
Total Annual Fund Operating Expenses	0.51%
Net Annual Fund Operating Expenses	0.35%
Service Shares
Total Annual Fund Operating Expenses	0.60%
Net Annual Fund Operating Expenses	0.40%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For Institutional Shares, Premium Shares, Primary Shares, Select Shares and Service Shares, Janus Capital has contractually agreed to waive one half of its investment advisory fee payable by the Fund until at least December 1, 2009. In addition, Janus Capital has contractually agreed to waivers that will reduce the amount of administrative service fees payable by the Fund to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such reductions.

Janus Distributors LLC has contractually agreed to waivers that will reduce the amount of 12b-1 fees payable by Premium Shares, Primary Shares and Select Shares of the Fund to the levels indicated in the prospectus until at least December 1, 2009.

The Fund’s expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2008. Further information is available in the prospectus. Contractual waivers agreed to by Janus Distributors LLC for Premium, Primary and Select Shares are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

8  Janus Adviser Series  January 31, 2009

(unaudited)

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Fund than the total return.

Due to certain investment strategies, the fund may have an increased position in cash.

The Fund commenced operations on February 23, 2007, after the reorganization of the Institutional Shares of Janus Government Money Market Fund (the “predecessor fund”) into Institutional Government Money Market Fund. The returns for the Institutional Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown reflects the fees and expenses of the predecessor fund’s Institutional Shares, without the effect of any fee and expense limitations or waivers.

Institutional Shares of Janus Government Money Market Fund (the “predecessor fund”) reorganized into Institutional Government Money Market Fund on February 23, 2007. The returns for the Premium Shares, Primary Shares and Select Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown is restated to reflect the fees and expenses of the Fund’s respective Shares class, without the effect of any fee and expense limitations or waivers.

The Fund commenced operations on February 23, 2007, after the reorganization of the Service Shares of Janus Government Money Market Fund (the “predecessor fund”) into Institutional Government Money Market Fund. The returns for the Service Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Service Shares of the predecessor fund prior to the reorganization. The performance shown reflects the fees and expenses of the predecessor fund’s Service Shares, without the effect of any fee and expense limitations or waivers.

The returns for the Premium Shares, Primary Shares and Select Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown is restated to reflect the fees and expenses of the Fund’s respective Shares class, without the effect of any fee and expense limitations or waivers.

See Notes to Schedules of Investments and Financial Statements.

See “Explanation of Charts, Tables and Financial Statements.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$1,006.50	$0.96

Hypothetical (5% return before expenses)	$1,000.00	$1,024.25	$0.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Premium Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$1,006.40	$1.16

Hypothetical (5% return before expenses)	$1,000.00	$1,024.05	$1.17

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Primary Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$1,004.90	$2.53

Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Select Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$1,005.50	$1.92

Hypothetical (5% return before expenses)	$1,000.00	$1,023.29	$1.94

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(8/1/08)	(1/31/09)	(8/1/08-1/31/09)†

Actual	$1,000.00	$1,005.30	$2.12

Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$2.14

†	Expenses are equal to the annualized expense ratio of 0.19% for Institutional Shares, 0.23% for Premium Shares, 0.50% for Primary Shares, 0.38% for Select Shares, and 0.42% for Service Shares, and multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  January 31, 2009  9

Janus Institutional Government Money Market Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Principal Amount		Value

U.S. Government Agency Notes – 3.8%
	Federal Home Loan Bank System:
$22,000,000	2.6500%, 5/6/09	$22,000,000
	Freddie Mac:
20,000,000	2.6400%, 2/2/09	19,998,729

Total U.S. Government Agency Notes (cost $41,998,729)		41,998,729

U.S. Government Agency Variable Notes – 12.9%
	Federal Farm Credit Bank:
20,000,000	0.2663%, 2/11/09	20,000,000
17,000,000	0.2800%, 4/17/09	17,000,000
	Federal Home Loan Bank System:
10,000,000	0.3700%, 2/13/09	9,998,562
35,000,000	2.1160%, 2/18/09	35,000,119
20,000,000	1.9810%, 2/27/09	20,000,516
20,000,000	0.2660%, 3/13/09	20,000,000
10,000,000	0.4900%, 3/27/09	10,000,000
	Freddie Mac:
10,000,000	0.3363%, 4/7/09	10,000,000

Total U.S. Government Agency Variable Notes (cost $141,999,197)		141,999,197

Repurchase Agreements – 57.2%
32,839,000	Barclay’s Capital Inc, 0.2600% dated 1/30/09, maturing 2/2/09 to be repurchased at$32,839,712 collateralized by $60,419,772 in U.S. Treasuries 0% – 4.8750%, 2/15/09 – 5/15/38 with a value of $33,495,780	32,839,000
200,000,000	BNP Paribas Securities Corp., 0.3000% dated 1/30/09, maturing 2/2/09 to be repurchased at $200,005,000 collateralized by $1,031,249,538 in U.S. Government Agencies 0% – 44.7096%, 3/25/17 – 9/20/38 with a value of $204,000,000	200,000,000
200,000,000	ING Financial Markets LLC, 0.2800% dated 1/30/09, maturing 2/2/09 to be repurchased at $200,004,667 collateralized by $440,976,750 in U.S. Government Agencies 0% – 9.0000%, 9/1/09 – 10/1/47 with a value of $204,001,948	200,000,000
200,000,000	Societe Generale, NY Branch, 0.2800% dated 1/30/09, maturing 2/2/09 to be repurchased at $200,004,667 collateralized by $361,459,691 in U.S. Government Agencies 0% – 6.5000%, 3/1/18 – 9/1/38 with a value of $204,000,000	200,000,000

Total Repurchase Agreements (cost $632,839,000)		632,839,000

Total Investments (total cost $816,836,926) – 73.9%		816,836,926

Cash, Receivables and Other Assets net of Liabilities – 26.1%		289,022,828

Net Assets – 100%		$1,105,859,754

See Notes to Schedules of Investments and Financial Statements.

10  Janus Adviser Series  January 31, 2009

Statements of Assets and Liabilities

			Janus Institutional
	Janus Institutional	Janus Institutional	Government
As of January 31, 2009 (unaudited)	Cash	Money	Money
(all numbers in thousands except net asset value per share)	Management Fund	Market Fund	Market Fund

Assets:
Investments at amortized cost	$583,479	$1,665,463	$183,998
Repurchase agreements	$242,000	$1,097,700	$632,839
Cash	12,604	610,331	290,003
Receivables:
Fund shares sold	–	–	–
Interest	1,130	3,783	402
Non-interested Trustees’ Deferred Compensation	30	121	40
Prepaid money market insurance program	26	301	268
Other assets	–	–	–
Total Assets	839,269	3,377,699	1,107,550
Liabilities:
Payables:
Investments purchased	–	–	–
Fund Share repurchased	–	73	–
Dividends	17	1,054	222
Advisory fees	69	231	202
Audit fees	18	–	14
Administrative services fees – Institutional Shares	16	254	91
Administrative services fees – Premium Shares	–	–	–
Administrative services fees – Primary Shares	N/A	–	–
Administrative services fees – Select Shares	N/A	–	–
Administrative services fees – Service Shares	N/A	13	6
Distribution fees – Premium Shares	–	13	6
Distribution fees – Primary Shares	N/A	–	–
Distribution fees – Select Shares	N/A	–	–
Service fees – Service Shares	N/A	41	27
Non-interested Trustees’ fees and expenses	34	37	–
Non-interested Trustees’ deferred compensation	30	121	40
Accrued expenses and other payables	75	1,259	1,082
Total Liabilities	259	3,096	1,690
Net Assets	$839,010	$3,374,603	$1,105,860
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$838,986	$3,374,792	$1,105,360
Undistributed net investment income/(loss)*	18	(418)	(447)
Undistributed net realized gain/(loss) from investment transactions*	4	221	944
Unrealized appreciation/(depreciation) of non-interested Trustees’ deferred compensation	2	8	3
Total Net Assets	$839,010	$3,374,603	$1,105,860
Net Assets – Class Institutional Shares	$838,902	$3,226,612	$954,593
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	838,879	3,226,753	954,161
Net Asset Value Per Share	$1.00	$1.00	$1.00
Net Assets – Class Premium Shares	$108	$38,384	$107
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	108	38,386	107
Net Asset Value Per Share	$1.00	$1.00	$1.00
Net Assets – Class Primary Shares	N/A	$107	106
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	107	106
Net Asset Value Per Share	N/A	$1.00	$1.00
Net Assets – Class Select Shares	N/A	$107	$106
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	107	106
Net Asset Value Per Share	N/A	$1.00	$1.00
Net Assets – Class Service Shares	N/A	$109,393	$150,948
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	109,439	150,907
Net Asset Value Per Share	N/A	$1.00	$1.00

*See Note 3 to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  11

Statements of Operations

			Janus Institutional
	Janus Institutional	Janus Institutional	Government
For the six – month period ended January 31, 2009 (unaudited)	Cash	Money	Money
(all numbers in thousands)	Management Fund	Market Fund	Market Fund

Investment Income:
Interest	$20,170	$52,453	$18,643
Total Investment Income	20,170	52,453	18,643
Expenses:
Advisory fees	1,912	5,460	2,660
Transfer agent expenses	–	–	–
Audit fees	16	19	16
Non-interested Trustees’ fees and expenses	46	101	34
Distribution fees – Premium Shares	–	71	60
Distribution fees – Primary Shares	N/A	–	–
Distribution fees – Select Shares	N/A	–	–
Administrative services fees – Institutional Shares	1,434	3,838	1,808
Administrative services fees – Premium Shares	–	24	20
Administrative services fees – Primary Shares	N/A	–	–
Administrative services fees – Select Shares	N/A	–	–
Administrative services fees – Service Shares	N/A	197	137
Service fees – Service Shares	N/A	329	229
Money market insurance program expense	45	521	464
Other expenses	–	1	–
Non-recurring costs (Note 2)	–	1	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	(1)	–
Total Expenses	3,453	10,561	5,428
Expense and Fee Offset	–	–	–
Net Expenses	3,453	10,561	5,428
Less: Excess Expense Reimbursement	(2,306)	(4,786)	(2,696)
Net Expenses after Expense Reimbursement	1,147	5,775	2,732
Net Investment Income/(Loss)	19,023	46,678	15,911

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions	52	221	1,079
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	(3)	(3)	(1)
Net Gain/(Loss) on Investments	49	218	1,078
Net Increase/(Decrease) in Net Assets Resulting from Operations	$19,072	$46,896	$16,989

See Notes to Financial Statements.

12  Janus Adviser Series  January 31, 2009

Statements of Changes in Net Assets

					Janus Institutional
	Janus Institutional		Janus Institutional		Government
For the six – month period ended January 31, 2009 (unaudited)	Cash		Money		Money
and the fiscal year July 31, 2008	Management Fund		Market Fund		Market Fund
(all numbers in thousands)	2009	2008	2009	2008	2009	2008

Operations:
Net investment income/(loss)	$19,023	$180,427	$46,678	$346,765	$15,911	$54,459
Net realized gain/(loss) from investment transactions	52	143	221	15	1,079	29
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	(3)	(2)	(3)	1	(1)	2
Net Increase/(Decrease) in Net Assets Resulting from Operations	19,072	180,568	46,896	346,781	16,989	54,490
Dividends and Distributions to Shareholders:
Net investment income *
Institutional Shares	(18,999)	(180,431)	(44,585)	(338,304)	(15,175)	(48,025)
Premium Shares	(1)	(4)	(821)	(4,170)	(229)	(4)
Primary Shares	N/A	N/A	(1)	(4)	(1)	(3)
Select Shares	N/A	N/A	(1)	(4)	(1)	(4)
Service Shares	N/A	N/A	(1,669)	(4,292)	(948)	(6,425)
Net realized gain from investment transactions*
Institutional Shares	–	–	(17)	–	(129)	(18)
Premium Shares	–	–	(1)	–	(4)	–
Primary Shares	N/A	N/A	–	–	–	–
Select Shares	N/A	N/A	–	–	–	–
Service Shares	N/A	N/A	(1)	–	(13)	(1)
Net Decrease from Dividends and Distributions	(19,000)	(180,435)	(47,096)	(346,774)	(16,501)	(54,480)
Capital Share Transactions:
Shares sold
Institutional Shares	3,680,512	31,955,202	24,274,055	98,870,575	15,934,915	21,569,487
Premium Shares	–	264	317,144	1,615,634	861,675	–
Primary Shares	N/A	N/A	–	–	–	–
Select Shares	N/A	N/A	–	–	–	–
Service Shares	N/A	N/A	1,522,398	2,604,233	294,341	679,463
Reinvested dividends and distributions
Institutional Shares	16,441	114,543	18,845	153,019	2,807	11,554
Premium Shares	1	4	591	4,170	210	4
Primary Shares	N/A	N/A	1	4	1	3
Select Shares	N/A	N/A	1	4	–	4
Service Shares	N/A	N/A	64	410	266	2,783
Shares repurchased
Institutional Shares	(5,990,732)	(33,237,147)	(27,521,799)	(98,972,603)	(16,948,400)	(20,312,624)
Premium Shares	–	(264)	(464,232)	(1,435,023)	(861,909)	–
Primary Shares	N/A	N/A	–	–	–	–
Select Shares	N/A	N/A	–	–	–	–
Service Shares	N/A	N/A	(1,522,420)	(2,543,223)	(308,007)	(672,026)
Net Increase/(Decrease) from Capital Share Transactions	(2,293,778)	(1,167,398)	(3,375,352)	297,200	(1,024,101)	1,278,648
Net Increase/(Decrease) in Net Assets	(2,293,706)	(1,167,265)	(3,375,552)	297,207	(1,023,613)	1,278,658
Net Assets:
Beginning of period	3,132,716	4,299,981	6,750,155	6,452,948	2,129,473	850,815
End of period	$839,010	$3,132,716	$3,374,603	$6,750,155	$1,105,860	$2,129,473

Undistributed net investment income/(loss)*	$18	$(5)	$(418)	$(19)	$(447)	$(4)

*	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  13

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended January 31, 2009 (unaudited),	Janus Institutional Cash Management Fund(1)
each fiscal year or period ended July 31 and for each fiscal year ended October 31	2009	2008	2007(2)	2006	2005	2004

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.01	.04	.04	.05	.03	.01
Net gain/(loss) on securities	–	–	–	–	–	–
Total from Investment Operations	.01	.04	.04	.05	.03	.01
Less Distributions:
Dividends (from net investment income)*	(.01)	(.04)	(.04)	(.05)	(.03)	(.01)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.01)	(.04)	(.04)	(.05)	(.03)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.87%	4.12%	4.01%	4.82%	2.84%	1.20%
Net Assets, End of Period (in thousands)	$838,902	$3,132,609	$4,299,879	$1,322,425	$1,523,010	$1,873,218
Average Net Assets for the Period (in thousands)	$1,896,241	$4,210,290	$2,721,493	$2,041,983	$1,494,573	$2,216,408
Ratio of Gross Expenses to Average Net Assets***(3) (4)	0.12%(5)	0.12%(5)	0.12%(5)	0.19%(5)	0.18%(5)	0.18%(5)
Ratio of Net Expenses to Average Net Assets***(3)	0.12%(5)	0.12%(5)	0.12%(5)	0.19%(5)	0.18%(5)	0.18%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.99%	4.29%	5.28%	4.78%	2.76%	1.18%

*	See Note 3 in Notes to Financial Statements.
**	Total Return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	On February 23, 2007, Janus Institutional Cash Reserves Fund (the “predecessor fund”) was reorganized into the Fund. The predecessor fund had a fiscal year end of October 31. The Fund changed its fiscal year end to July 31.
(2)	Period from November 1, 2006 to July 31, 2007.
(3)	See “Explanations of Charts, Tables and Financial Statements.”
(4)	The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(5)	The ratio was 0.36% in 2009, 0.35% in 2008, 0.35% in 2007, 0.36% in 2006, 0.35% in 2005, and 0.35% in 2004 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

14  Janus Adviser Series  January 31, 2009

Institutional Shares

	Janus Institutional Money Market
For a share outstanding during the six – month period ended January 31, 2009 (unaudited)	Fund(1)
and through each fiscal year or period ended July 31	2009	2008	2007

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.01	.04	.02
Net gain/(loss) on securities	–	–	–
Total from Investment Operations	.01	.04	.02
Less Distributions:
Dividends (from net investment income)*	(.01)	(.04)	(.02)
Distributions (from capital gains)*	–	–	–
Total Distributions	(.01)	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00
Total Return**	0.82%	4.05%	2.25%
Net Assets, End of Period (in thousands)	$3,226,612	$6,455,664	$6,404,665
Average Net Assets for the Period (in thousands)	$5,075,493	$8,228,758	$5,771,972
Ratio of Gross Expenses to Average Net Assets***(2)	0.20%(3)	0.18%(3)	0.18%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.20%(3)	0.18%(3)	0.18%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.73%	4.11%	5.23%

For a share outstanding during each fiscal year ended October 31 and	Janus Money Market Fund(4)
the period ended February 23, 2007	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.02	.05	.03	.01	.01
Net gain/(loss) on securities	–	–	–	–	–
Total from Investment Operations	.02	.05	.03	.01	.01
Less Distributions:
Dividends (from net investment income)*	(.02)	(.05)	(.03)	(.01)	(.01)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.02)	(.05)	(.03)	(.01)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	1.68%	4.82%	2.84%	1.17%	1.22%
Net Assets, End of Period (in thousands)	$5,687,736	$6,317,002	$3,638,018	$8,123,575	$9,141,167
Average Net Assets for the Period (in thousands)	$6,817,674	$4,785,018	$5,028,377	$7,453,480	$10,403,767
Ratio of Gross Expenses to Average Net Assets***(2)	0.18%(5)(6)	0.18%(5)(6)	0.18%(5)(6)	0.18%(5)(6)	0.18%(5)(6)
Ratio of Net Expenses to Average Net Assets***(2)	0.18%(5)	0.18%(5)	0.18%(5)	0.18%(5)	0.18%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.22%	4.79%	2.65%	1.17%	1.21%

*	See Note 3 in Notes to Financial Statements.
**	Total Return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	A reorganization of the Institutional Shares and Service Shares of Janus Money Market Fund (the “predecessor fund”) occurred at the close of business on February 23, 2007. The 2007 column is for the period from February 23, 2007 to July 31, 2007. All Capital and Shares were transferred to the corresponding classes of Janus Institutional Money Market Fund. The predecessor fund had a fiscal year end of October 31. The Fund changed its fiscal year to July 31. See Note 5 in Notes to Financial Statements.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The ratio was 0.37% in 2009, 0.35% in 2008 and 0.35% in 2007 before waiver of certain fees incurred by the Fund.
(4)	The information shown is for a share outstanding during the fiscal year ended October 31 for the Institutional Shares of Janus Money Market Fund (a series of Janus Investment Fund) prior to the reorganization. The 2007 column is for the period from November 1, 2006 to February 23, 2007.
(5)	The ratio was 0.35% in 2007, 0.36% in 2006, 0.35% in 2005, 0.35% in 2004, and 0.35% in 2003 before waiver of certain fees incurred by the Fund.
(6)	The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  15

Financial Highlights (continued)

Institutional Shares

For a share outstanding during the six – month period ended January 31, 2009 (unaudited)	Janus Institutional Government Money Market Fund(1)
and through each fiscal year or period ended July 31	2009	2008	2007

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.01	.04	.02
Net gain/(loss) on investments	–	–	–
Total from Investment Operations	.01	.04	.02
Less Distributions:
Dividends (from net investment income)*	(.01)	(.04)	(.02)
Distributions (from capital gains)*	–	–	–
Total Distributions	(.01)	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00
Total Return**	0.65%	3.67%	2.24%
Net Assets, End of Period (in thousands)	$954,593	$1,964,849	$696,422
Average Net Assets for the Period (in thousands)	$2,390,502	$1,408,902	$662,811
Ratio of Gross Expenses to Average Net Assets***(2)	0.19%(3)	0.15%(3)	0.16%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.19%(3)	0.15%(3)	0.16%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.23%	3.41%	5.20%

For a share outstanding during each fiscal year ended October 31 and the	Janus Government Money Market Fund(4)
period ended February 23, 2007	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.02	.05	.03	.01	.01
Net gain/(loss) on investments	–	–	–	–	–
Total from Investment Operations	.02	.05	.03	.01	.01
Less Distributions:
Dividends (from net investment income)*	(.02)	(.05)	(.03)	(.01)	(.01)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.02)	(.05)	(.03)	(.01)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	1.67%	4.78%	2.81%	1.13%	1.18%
Net Assets, End of Period (in thousands)	$606,644	$536,062	$517,650	$384,769	$775,826
Average Net Assets for the Period (in thousands)	$549,028	$645,831	$539,553	$610,052	$1,136,909
Ratio of Gross Expenses to Average Net Assets***(2)	0.16%(5)(6)	0.16%(5)(6)	0.16%(5)(6)	0.15%(5)(6)	0.15%(5)(6)
Ratio of Net Expenses to Average Net Assets***(2)	0.16%(5)	0.16%(5)	0.16%(5)	0.15%(5)	0.15%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.18%	4.75%	2.74%	1.12%	1.17%

*	See Note 3 in Notes to Financial Statements.
**	Total Return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	A reorganization of the Institutional Shares and Service Shares of Janus Government Money Market Fund (the “predecessor fund”) occurred at the close of business on February 23, 2007. The 2007 column is for the period from February 23, 2007 to July 31, 2007. All Capital and Shares were transferred to the corresponding classes of Janus Institutional Government Money Market Fund. The predecessor fund had a fiscal year end of October 31. The Fund changed its fiscal year to July 31. See Note 5 in Notes to Financial Statements.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The ratio was 0.39% in 2009, 0.35% in 2008 and 0.36% in 2007 before waiver of certain fees incurred by the Fund.
(4)	The information shown is for a share outstanding during the fiscal year ended October 31 for the Institutional Shares of Janus Government Money Market Fund (a series of Janus Investment Fund) prior to the reorganization. The 2007 column is for the period from November 1, 2006 to February 23, 2007.
(5)	The ratio was 0.36% in 2007, 0.36% in 2006, 0.36% in 2005, 0.35% in 2004, 0.35% in 2003 before waiver of certain fees incurred by the Fund.
(6)	The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

16  Janus Adviser Series  January 31, 2009

Premium Shares

For a share outstanding during the six – month period ended January 31, 2009 (unaudited)	Janus Institutional Cash Management Fund
and for each fiscal year or period ended July 31	2009	2008	2007(1)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.01	.04	.02
Net gain/(loss) on investments	–	–	–
Total from Investment Operations	.01	.04	.02
Less Distributions:
Dividends (from net investment income)*	(.01)	(.04)	(.02)
Distributions (from capital gains)*	–	–	–
Total Distributions	(.01)	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00
Total Return**	0.87%	4.12%	2.28%
Net Assets, End of Period (in thousands)	$108	$107	$102
Average Net Assets for the Period (in thousands)	$107	$106	$101
Ratio of Gross Expenses to Average Net Assets***(2)	0.12%(3)	0.12%(3)	0.12%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.12%(3)	0.12%(3)	0.12%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.72%	4.02%	5.29%

For a share outstanding during the six – month period ended January 31, 2009 (unaudited)	Janus Institutional Money Market Fund
and through each fiscal year or period ended July 31	2009	2008	2007(1)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.01	.04	.02
Net gain/(loss) on investments	–	–	–
Total from Investment Operations	.01	.04	.02
Less Distributions:
Dividends (from net investment income)*	(.01)	(.04)	(.02)
Distributions (from capital gains)*	–	–	–
Total Distributions	(.01)	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00
Total Return**	0.82%	4.05%	2.25%
Net Assets, End of Period (in thousands)	$38,384	$184,883	$102
Average Net Assets for the Period (in thousands)	$78,768	$133,456	$101
Ratio of Gross Expenses to Average Net Assets***(2)	0.19%(4)	0.18%(4)	0.18%(4)
Ratio of Net Expenses to Average Net Assets***(2)	0.19%(4)	0.18%(4)	0.18%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.06%	3.12%	5.23%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from February 23, 2007 (inception date) through July 31, 2007.
(2)	See “Explanations of Charts, Tables and Financial Statements”.
(3)	Ratio was 0.48% in 2009, 0.44% in 2008 and 0.45% in 2007 before waiver of certain fees incurred by the Fund.
(4)	Ratio was 0.46% in 2009, 0.44% in 2008 and 0.44% in 2007 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  17

Financial Highlights (continued)

Premium Shares

For a share outstanding during the six – month period ended January 31, 2009 (unaudited)	Janus Institutional Government Money Market Fund
and through each fiscal year or period ended July 31	2009	2008	2007(1)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	(.16)	.04	.02
Net gain/(loss) on investments	.17	–	–
Total from Investment Operations	.01	.04	.02
Less Distributions:
Dividends (from net investment income)*	(.01)	(.04)	(.02)
Distributions (from capital gains)*	–	–	–
Total Distributions	(.01)	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00
Total Return**	0.64%	3.64%	2.23%
Net Assets, End of Period (in thousands)	$107	$106	$102
Average Net Assets for the Period (in thousands)	$66,684	$104	$101
Ratio of Gross Expenses to Average Net Assets***(2)	0.23%(3)	0.18%(3)	0.19%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.23%(3)	0.18%(3)	0.19%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.63%	3.57%	5.17%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from February 23, 2007 (inception date) through July 31, 2007.
(2)	See “Explanations of Charts, Tables, and Financial Statements.”
(3)	Ratio was 0.50% in 2009, 0.44% in 2008 and 0.45% in 2007 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

18  Janus Adviser Series  January 31, 2009

Primary Shares

For a share outstanding during the six – month period ended January 31, 2009 (unaudited)	Janus Institutional Money Market Fund
and through each fiscal year or period ended July 31	2009	2008	2007(1)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.01	.04	.02
Net gain/(loss) on investments	–	–	–
Total from Investment Operations	.01	.04	.02
Less Distributions:
Dividends (from net investment income)*	(.01)	(.04)	(.02)
Distributions (from capital gains)*	–	–	–
Total Distributions	(.01)	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00
Total Return**	0.66%	3.72%	2.11%
Net Assets, End of Period (in thousands)	$107	$106	$102
Average Net Assets for the Period (in thousands)	$106	$104	$101
Ratio of Gross Expenses to Average Net Assets***(2)	0.52%(3)	0.50%(3)	0.51%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.52%(3)	0.50%(3)	0.51%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.29%	3.65%	4.91%

For a share outstanding during the six – month period ended January 31, 2009 (unaudited)	Janus Institutional Government Money Market Fund
and through each fiscal year or period ended July 31	2009	2008	2007(1)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	–	.03	.02
Net gain/(loss) on investments	–	–	–
Total from Investment Operations	–	.03	.02
Less Distributions:
Dividends (from net investment income)*	–	(.03)	(.02)
Distributions (from capital gains)*	–	–	–
Total Distributions	–	(.03)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00
Total Return**	0.49%	3.31%	2.09%
Net Assets, End of Period (in thousands)	$106	$105	$102
Average Net Assets for the Period (in thousands)	$106	$104	$101
Ratio of Gross Expenses to Average Net Assets***(2)	0.50%(3)	0.50%(3)	0.51%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.50%(3)	0.50%(3)	0.51%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.94%	3.25%	4.85%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from February 23, 2007 (inception date) through July 31, 2007.
(2)	See “Explanations of Charts, Tables and Financial Statements”.
(3)	The ratio was 0.80% in 2009, 0.76% in 2008 and 0.77% in 2007 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  19

Financial Highlights (continued)

Select Shares

For a share outstanding during the six – month period ended January 31, 2009 (unaudited)	Janus Institutional Money Market Fund
and through each fiscal year or period ended July 31	2009	2008	2007(1)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.01	.04	.02
Net gain/(loss) on investments	–	–	–
Total from Investment Operations	.01	.04	.02
Less Distributions:
Dividends (from net investment income)*	(.01)	(.04)	(.02)
Distributions (from capital gains)*	–	–	–
Total Distributions	(.01)	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00
Total Return**	0.73%	3.87%	2.18%
Net Assets, End of Period (in thousands)	$107	$106	$102
Average Net Assets for the Period (in thousands)	$107	$104	$101
Ratio of Gross Expenses to Average Net Assets***(2)	0.37%(3)	0.35%(3)	0.36%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.37%(3)	0.35%(3)	0.36%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.44%	3.80%	5.06%

For a share outstanding during the six – month period ended January 31, 2009 (unaudited)	Janus Institutional Government Money Market Fund
and through each fiscal year or period ended July 31	2009	2008	2007(1)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.01	.03	.02
Net gain/(loss) on investments	–	–	–
Total from Investment Operations	.01	.03	.02
Less Distributions:
Dividends (from net investment income)*	(.01)	(.03)	(.02)
Distributions (from capital gains)*	–	–	–
Total Distributions	(.01)	(.03)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00
Total Return**	0.55%	3.47%	2.16%
Net Assets, End of Period (in thousands)	$106	$106	$102
Average Net Assets for the Period (in thousands)	$106	$104	$101
Ratio of Gross Expenses to Average Net Assets***(2)	0.38%(3)	0.35%(3)	0.36%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.38%(3)	0.35%(3)	0.36%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.06%	3.40%	5.00%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from February 23, 2007 (inception date) through July 31, 2007.
(2)	See “Explanations of Charts, Tables and Financial Statements”.
(3)	The ratio was 0.65% in 2009, 0.61% in 2008 and 0.62% in 2007 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

20  Janus Adviser Series  January 31, 2009

Service Shares

For a share outstanding during the six-month period ended January 31, 2009 (unaudited) and	Janus Institutional Money Market Fund(1)
through each fiscal year or period ended July 31	2009	2008	2007

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.01	.04	.02
Net gain/(loss) on investments	–	–	–
Total from Investment Operations	.01	.04	.02
Less Distributions:
Dividends (from net investment income)*	(.01)	(.04)	(.02)
Distributions (from capital gains)*	–	–	–
Total Distributions	(.01)	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00
Total Return**	0.69%	3.79%	2.15%
Net Assets, End of Period (in thousands)	$109,393	$109,396	$47,977
Average Net Assets for the Period (in thousands)	$261,036	$129,036	$46,489
Ratio of Gross Expenses to Average Net Assets***(2)	0.45%(3)	0.43%(3)	0.43%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.45%(3)	0.43%(3)	0.43%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.23%	3.33%	4.97%

For a share outstanding during each fiscal year ended October 31 and the	Janus Money Market Fund(4)
period ended February 23, 2007	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.02	.04	.03	.01	.01
Net gain/(loss) on investments	–	–	–	–	–
Total from Investment Operations	.02	.04	.03	.01	.01
Less Distributions:
Dividends (from net investment income)*	(.02)	(.04)	(.03)	(.01)	(.01)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.02)	(.04)	(.03)	(.01)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	1.60%	4.56%	2.58%	0.92%	0.96%
Net Assets, End of Period (in thousands)	$30,801	$34,407	$26,849	$25,731	$60,326
Average Net Assets for the Period (in thousands)	$32,183	$26,778	$22,738	$36,421	$68,106
Ratio of Gross Expenses to Average Net Assets***(2)	0.43%(5)(6)	0.43%(5)(6)	0.43%(5)(6)	0.43%(5)(6)	0.43%(5)
Ratio of Net Expenses to Average Net Assets***(2)	0.43%(5)	0.43%(5)	0.43%(5)	0.43%(5)	0.43%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.97%	4.48%	2.59%	0.88%	0.95%

*	See Note 3 in Notes to Financial Statements.
**	Total Return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	A reorganization of the Institutional Shares and Service Shares of Janus Money Market Fund (the “predecessor fund”) occurred at the close of business on February 23, 2007. The 2007 column is for the period from February 23, 2007 to July 31, 2007. All Capital and Shares were transferred to the corresponding classes of Janus Institutional Money Market Fund. The predecessor fund had a fiscal year end of October 31. The Fund changed its fiscal year to July 31. See Note 5 in Notes to Financial Statements.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The ratio was 0.63 in 2009, 0.60% in 2008 and 0.61% in 2007 before waiver of certain fees incurred by the Fund.
(4)	The information shown is for a share outstanding during the fiscal year ended October 31 for the Institutional Shares of Janus Money Market Fund (a series of Janus Investment Fund) prior to the reorganization. The 2007 column is for the period from November 1, 2006 to February 23, 2007.
(5)	The ratio was 0.61% in 2007, 0.60% in 2006, 0.60% in 2005, 0.60% in 2004 and 0.60% in 2003 before waiver of certain fees incurred by the Fund.
(6)	The effect of non-recurring costs assumed by Janus Capital is included in the ration of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

Janus Adviser Series  January 31, 2009  21

Financial Highlights (continued)

Service Shares

For a share outstanding during the six – month period ended January 31, 2009 (unaudited)	Janus Institutional Government Money Market Fund(1)
and through each fiscal year or period ended July 31	2009	2008	2007

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.01	.03	.02
Net gain/(loss) on investments	–	–	–
Total from Investment Operations	.01	.03	.02
Less Distributions:
Dividends (from net investment income)*	(.01)	(.03)	(.02)
Distributions (from capital gains)*	–	–	–
Total Distributions	(.01)	(.03)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00
Total Return**	0.53%	3.41%	2.13%
Net Assets, End of Period (in thousands)	$150,948	$164,307	$154,086
Average Net Assets for the Period (in thousands)	$181,334	$194,189	$172,735
Ratio of Gross Expenses to Average Net Assets***(2)	0.42%(3)	0.40%(3)	0.41%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.42%(3)	0.40%(3)	0.41%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.02%	3.31%	4.95%

For a share outstanding during each fiscal year ended October 31 and the	Janus Government Money Market Fund(4)
period ended February 23, 2007	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.02	.04	.03	.01	.01
Net gain/(loss) on investments	–	–	–	–	–
Total from Investment Operations	.02	.04	.03	.01	.01
Less Distributions:
Dividends (from net investment income)*	(.02)	(.04)	(.03)	(.01)	(.01)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.02)	(.04)	(.03)	(.01)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	1.59%	4.52%	2.55%	0.88%	0.92%
Net Assets, End of Period (in thousands)	$177,229	$165,479	$129,083	$142,856	$190,913
Average Net Assets for the Period (in thousands)	$161,333	$143,637	$140,016	$164,773	$189,811
Ratio of Gross Expenses to Average Net Assets***(2)	0.41%(5)(6)	0.41%(5)(6)	0.41%(5)(6)	0.40%(5)(6)	0.40%(5)(6)
Ratio of Net Expenses to Average Net Assets***(2)	0.41%(5)(6)	0.41%(5)(6)	0.41%(5)(6)	0.40%(5)(6)	0.40%(5)(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.93%	4.44%	2.49%	0.87%	0.91%

*	See Note 3 in Notes to Financial Statements.
**	Total Return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	A reorganization of the Institutional Shares and Service Shares of Janus Government Money Market Fund (the “predecessor fund”) occurred at the close of business on February 23, 2007. The 2007 column is for the period from February 23, 2007 to July 31, 2007. All Capital and Shares were transferred to the corresponding classes of Janus Institutional Government Money Market Fund. The predecessor funds had a fiscal year end of October 31. The Fund changed its fiscal year to July 31. See Note 5 in Notes to Financial Statements.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The ratio was 0.63% in 2009, 0.60% in 2008 and 0.61% in 2007 before waiver of certain fees incurred by the Fund.
(4)	The information shown is for a share outstanding during the fiscal year ended October 31 for the Institutional Shares of Janus Government Money Market Fund (a series of Janus Investment Fund) prior to the reorganization. The 2007 column is for the period from November 1, 2006 to February 23, 2007.
(5)	The ratio was 0.60% in 2007, 0.61% in 2006, 0.61% in 2005, 0.60% in 2004, 0.60% in 2003 before waiver of certain fees incurred by the Fund.
(6)	The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

22  Janus Adviser Series  January 31, 2009

Notes to Schedules of Investments (unaudited)

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of January 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of January 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Institutional Cash Management Fund	$–	$825,479,049	$–
Janus Institutional Money Market Fund	–	2,763,162,919	–
Janus Institutional Government Money Market Fund	–	816,836,926	–

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of January 31, 2009.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Adviser Series  January 31, 2009  23

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Institutional Cash Management Fund, Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of Janus Adviser Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers thirty-one funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in short-term money market securities.

Effective February 23, 2007, Janus Institutional Cash Reserves Fund (originally part of the Janus Investment Fund series) was reorganized into Janus Institutional Cash Management Fund. Additionally on February 23, 2007, the Premium Share Class was added to Janus Institutional Cash Management Fund. Effective February 23, 2007, the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund (both part of the Janus Investment Fund series) were reorganized into corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund, respectively. Additionally, three new Classes of Shares were added to Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund effective February 23, 2007: Premium Shares, Primary Shares and Select Shares.

Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund currently offer five classes of shares: Institutional Shares, Premium Shares, Primary Shares, Select Shares and Service Shares. Janus Institutional Cash Management Fund currently offers two classes of shares: Institutional Shares and Premium Shares.

Institutional Shares are offered exclusively to institutional and individual clients meeting minimum investment requirements. Premium Shares, Primary Shares, Select Shares and Service Shares are available only through banks and other financial institutions in connection with trust accounts, cash management programs, and similar programs provided to their customers. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Investments held by the Funds with maturities over 60 days are valued at market value. Short-term securities with maturities of 60 days or less are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. If management believes that such valuation does not reflect the securities’ fair value, these securities may be valued at fair value as determined in good faith under procedures established by the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund in the Trust. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of

24  Janus Adviser Series  January 31, 2009

net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own, or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in a Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
Dividends are declared daily and distributed monthly for the Funds. The majority of dividends and net realized capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Janus Adviser Series  January 31, 2009  25

Notes to Financial Statements (unaudited) (continued)

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended, January 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Funds’ investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and are based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of January 31, 2009 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedules of Investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

FASB Staff Position SFAS No. 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) is effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under

26  Janus Adviser Series  January 31, 2009

the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and has determined there is no impact on the Funds’ financial statement disclosures.

Temporary Money Market Fund Guarantee Program
The United States Department of the Treasury (the “Treasury Department”), through the Exchange Stabilization Fund (“ESF”), has established a Temporary Guarantee Program for money market mutual funds (the “Program”). The Board of Trustees of the Janus Funds has approved the continued participation of each Janus money market fund, including Janus Institutional Cash Management Fund, Janus Institutional Government Money Market Fund and Janus Institutional Money Market Fund, in the Program through April 30, 2009. Subject to the terms of the Program and the availability of money available to the ESF for that purpose, the Treasury Department will guarantee the share price of participating money market funds that seek to maintain a stable net asset value of $1.00 per share, subject to certain conditions.

The cost to a Fund of participating in the Program is borne by all shareholders of the Fund. That cost will likely reduce the yield on the Funds during the period of the Funds’ participation in the Program. The cost of participating in the Program for the Fund for the term ended April 30, 2009 is 0.015% of the net assets of the Fund as of September 19, 2008 and is not reflected in the fee table of the Funds’ current prospectus.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Fund.

	Average Daily Net	Management
Fund	Assets of Fund	Fee (%)

Institutional Money Market
Janus Institutional Cash Management Fund	All Asset Levels	0.20%
Janus Institutional Money Market Fund	All Asset Levels	0.20%
Janus Institutional Government Money Market Fund	All Asset Levels	0.20%

Janus Capital has contractually agreed to waive one-half of its advisory fee for the Funds. The amounts waived for the Funds are included on the Statements of Operations as “Excess Expense Reimbursement”.

The Funds pay Janus Capital administrative services fees. The administrative services fee is calculated based upon average daily net assets. Janus Capital has agreed to reduce the administrative services fee for the Funds. The amounts waived for the Funds are included on the Statements of Operations as “Excess Expense Reimbursement”. The administrative services fee and waiver are shown in the table below.

	Administrative	Administrative Services
Fund	Services Fee	Fee Waiver

Janus Institutional Cash Management Fund
Institutional Shares	0.15%	0.13%
Premium Shares	0.06%	0.06%
Janus Institutional Money Market Fund
Institutional Shares	0.15%	0.07%
Premium Shares	0.06%	0.06%
Primary Shares	0.06%	0.06%
Select Shares	0.06%	0.06%
Service Shares	0.40%	0.07%
Janus Institutional Government Money Market Fund
Institutional Shares	0.15%	0.10%
Premium Shares	0.06%	0.06%
Primary Shares	0.06%	0.06%
Select Shares	0.06%	0.06%
Service Shares	0.40%	0.10%

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Fund. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any Fund’s actual distribution and service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be reimbursed for the difference. Janus Distributors has agreed to reduce the 12b-1 fee for the Funds. The amounts waived for the Funds are included on the Statements of Operations as

Janus Adviser Series  January 31, 2009  27

Notes to Financial Statements (unaudited) (continued)

“Excess Expense Reimbursement”. The Funds’ 12b-1 fees and waivers are shown in the table below.

		12b-1
Fund	12b-1 fee	Fee Waiver

Janus Institutional Cash Management Fund
Premium Shares	0.18%	0.16%
Janus Institutional Money Market Fund
Premium Shares	0.18%	0.10%
Primary Shares	0.50%	0.10%
Select Shares	0.35%	0.10%
Janus Institutional Government Money Market Fund
Premium Shares	0.18%	0.10%
Primary Shares	0.50%	0.10%
Select Shares	0.35%	0.10%

Janus Capital has voluntarily agreed to reimburse Janus Institutional Cash Management Fund by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class specific distribution and shareholder servicing fees applicable to Premium Shares, the administrative services fees applicable to Institutional Shares and Premium Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses exceed 0.12% of the daily average daily net assets of the Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

The Funds pay those expenses not assumed by Janus Capital. The expenses not assumed by Janus Capital include interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary expenses

In addition, during the period ended January 31, 2009, Janus Capital voluntarily waived $8 of distribution fees on Primary Shares, $3 of distribution fees on Select Shares and $2,204 of administrative fees and $9,698 of shareholder servicing fees on Select Shares of Janus Institutional Government Money Market Fund.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of January 31, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the six-month period ended January 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended January 31, 2009.

For the six-month period ended January 31, 2009, Janus Capital assumed $7,088 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $37,064 was paid by the Trust during the six-month period ended January 31, 2009. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the six-month period ended January 31, 2009, as indicated in the following table.

28  Janus Adviser Series  January 31, 2009

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 8/1/2008	Purchases	Purchases	Redemptions	Redemption	at 1/31/2009

Institutional Money Market
Janus Institutional Cash Management Fund - Premium Shares	$100,000	$–	–	$–	–	$100,000
Janus Institutional Money Market Fund - Premium Shares	68	–	–	–	–	68
Janus Institutional Money Market Fund - Primary Shares	100,000	–	–	–	–	100,000
Janus Institutional Money Market Fund - Select Shares	100,000	–	–	–	–	100,000
Janus Institutional Government Money Market Fund - Premium Shares	100,000	–	–	–	–	100,000
Janus Institutional Government Money Market Fund - Primary Shares	100,000	–	–	–	–	100,000
Janus Institutional Government Money Market Fund - Select Shares	100,000	–	–	–	–	100,000

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

Net capital loss carryovers as of July 31, 2008 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

	July	Accumulated
Fund	31, 2013	Capital Losses

Institutional Money Market
Janus Institutional Cash Management Fund	$(48,368)	$(48,368)
Janus Institutional Money Market Fund	-	-
Janus Institutional Government Money Market Fund	-	-

During the year ended July 31, 2008, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Capital Loss
Fund	Carryover Utilized

Institutional Money Market
Janus Institutional Cash Management Fund	$142,583
Janus Institutional Money Market Fund	–
Janus Institutional Government Money Market Fund	–

Janus Adviser Series  January 31, 2009  29

Notes to Financial Statements (unaudited) (continued)

4.	Capital Share Transactions

	Janus Institutional		Janus Institutional
For the six - month period ended January 31, 2009 (unaudited)	Cash Management		Money Market
and the fiscal year ended July 31, 2008	Fund		Fund
(all numbers in thousands)	2009	2008	2009	2008

Transactions in Fund Shares – Institutional Shares:
Shares sold	3,680,513	31,955,202	24,274,055	98,870,575
Reinvested dividends and distributions	16,441	114,543	18,845	153,019
Shares repurchased	(5,990,732)	(33,237,148)	(27,521,799)	(98,972,603)
Net Increase/(Decrease) in Fund Shares	(2,293,778)	(1,167,403)	(3,228,899)	50,991
Shares Outstanding, Beginning of Period	3,132,657	4,300,060	6,455,652	6,404,661
Shares Outstanding, End of Period	838,879	3,132,657	3,226,753	6,455,652
Transactions in Fund Shares – Premium Shares:
Shares sold	-	265	317,144	1,615,634
Reinvested dividends and distributions	1	4	591	4,170
Shares repurchased	-	(264)	(464,232)	(1,435,023)
Net Increase/(Decrease) in Fund Shares	1	5	(146,497)	184,781
Shares Outstanding, Beginning of Period	107	102	184,883	102
Shares Outstanding, End of Period	108	107	38,386	184,883
Transactions in Fund Shares – Primary Shares
Shares sold	N/A	N/A	-	-
Reinvested dividends and distributions	N/A	N/A	1	4
Shares repurchased	N/A	N/A	-	-
Net Increase/(Decrease) in Fund Shares	N/A	N/A	1	4
Shares Outstanding, Beginning of Period	N/A	N/A	106	102
Shares Outstanding, End of Period	N/A	N/A	107	106
Transactions in Fund Shares – Select Shares
Shares sold	N/A	N/A	-	-
Reinvested dividends and distributions	N/A	N/A	1	4
Shares repurchased	N/A	N/A	-	-
Net Increase/(Decrease) in Fund Shares	N/A	N/A	1	4
Shares Outstanding, Beginning of Period	N/A	N/A	106	102
Shares Outstanding, End of Period	N/A	N/A	107	106
Transactions in Fund Shares – Service Shares:
Shares sold	N/A	N/A	1,522,397	2,604,233
Shares transferred	N/A	N/A	-	-
Reinvested dividends and distributions	N/A	N/A	64	410
Shares repurchased	N/A	N/A	(1,522,419)	(2,543,223)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	42	61,420
Shares Outstanding, Beginning of Period	N/A	N/A	109,397	47,977
Shares Outstanding, End of Period	N/A	N/A	109,439	109,397

30  Janus Adviser Series  January 31, 2009

	Janus Institutional
For the six - month period ended January 31, 2009 (unaudited)	Government Money Market
and the fiscal year ended July 31, 2008	Fund
(all numbers in thousands)	2009	2008

Transactions in Fund Shares – Institutional Shares:
Shares sold	15,934,915	21,569,487
Reinvested dividends and distributions	2,807	11,554
Shares repurchased	(16,948,400)	(20,312,624)
Net Increase/(Decrease) in Fund Shares	(1,010,678)	1,268,417
Shares Outstanding, Beginning of Period	1,964,839	696,422
Shares Outstanding, End of Period	954,161	1,964,839
Transactions in Fund Shares – Premium Shares:
Shares sold	861,700	-
Reinvested dividends and distributions	210	4
Shares repurchased	(861,909)	-
Net Increase/(Decrease) in Fund Shares	1	4
Shares Outstanding, Beginning of Period	106	102
Shares Outstanding, End of Period	107	106
Transactions in Fund Shares – Primary Shares
Shares sold	-	-
Reinvested dividends and distributions	1	3
Shares repurchased	-	-
Net Increase/(Decrease) in Fund Shares	1	3
Shares Outstanding, Beginning of Period	105	102
Shares Outstanding, End of Period	106	105
Transactions in Fund Shares – Select Shares
Shares sold	-	-
Reinvested dividends and distributions	-	4
Shares repurchased	-	-
Net Increase/(Decrease) in Fund Shares	-	4
Shares Outstanding, Beginning of Period	106	102
Shares Outstanding, End of Period	106	106
Transactions in Fund Shares – Service Shares:
Shares sold	294,341	679,464
Reinvested dividends and distributions	266	2,783
Shares repurchased	(308,007)	(672,026)
Net Increase/(Decrease) in Fund Shares	(13,400)	10,221
Shares Outstanding, Beginning of Period	164,307	154,086
Shares Outstanding, End of Period	150,907	164,307

5.	Fund reorganization

Effective February 23, 2007, Janus Institutional Cash Reserves Fund (originally part of the Janus Investment Fund series) was reorganized into Janus Institutional Cash Management Fund – Institutional Shares. The reorganization was considered a non-taxable transaction and was accomplished by a transfer of 2,849,227,433 shares (valued at $2,849,227,433) from Janus Institutional Cash Reserves Fund into Janus Institutional Cash Management Fund – Institutional Shares.

Effective February 23, 2007, the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund (originally were both part of the Janus Investment Fund series) were reorganized into corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund, respectively. The reorganization was considered a taxable transaction for shareholders of Institutional Shares and Service Shares of the respective Funds. The reorganization was accomplished by a sale of shares of Janus Money Market Fund – Institutional Shares and Service Shares and the purchase of shares of Janus Institutional Money Market Fund – Institutional Shares and Service Shares, respectively, and the sale of shares of Janus Government Money Market Fund – Institutional Shares and Service Shares and the purchase of shares of Janus Institutional Government Money Market Fund – Institutional Shares and Service Shares, respectively, as indicated in the table below.

Janus Adviser Series  January 31, 2009  31

Notes to Financial Statements (unaudited) (continued)

	Reorganized	Shares	Value of Shares
Transferring Class of the Fund	Class of the Fund	Transferred	Transferred

Janus Money Market Fund - Institutional Shares	Janus Institutional Money Market Fund - Institutional Shares	5,687,770,855	$5,687,770,855
Janus Money Market Fund - Service Shares	Janus Institutional Money Market Fund - Service Shares	30,801,191	30,801,191
Janus Government Money Market Fund - Institutional Shares	Janus Institutional Government Money Market Fund - Institutional Shares	606,642,606	606,642,606
Janus Government Money Market Fund - Service Shares	Janus Institutional Government Money Market Fund -Service Shares	177,229,618	177,229,618

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September

32  Janus Adviser Series  January 31, 2009

2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

7.	Subsequent Event

The Board of Trustees of Janus Adviser Series approved a plan to liquidate and terminate Janus Institutional Cash Management Fund, Janus Institutional Government Money Market Fund, and Janus Institutional Money Market Fund effective on or about April 30, 2009.

Janus Adviser Series  January 31, 2009  33

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Funds’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Adviser Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the seven Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Janus Adviser Worldwide Growth Fund, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Fund performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to

34  Janus Adviser Series  January 31, 2009

benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Janus Adviser Worldwide Growth Fund, the Trustees considered the continuing underperformance of the Fund, and requested that Janus Capital consider additional steps to improve long-term Fund performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was

Janus Adviser Series  January 31, 2009  35

Additional Information (unaudited) (continued)

below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively and the transfer agent receives compensation from certain Funds or certain share classes for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders, except that with respect to Janus Adviser Worldwide Growth Fund, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Fund performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Fund subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Funds’ shareholders.

36  Janus Adviser Series  January 31, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2008. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (commercial paper, demand notes, U.S. Government notes, etc.).

The value of each security is quoted as of the last day of the reporting period. Investments held by the Funds with maturities over 60 days are valued at market value. Short-term investments maturing within 60 days are valued using the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, and gains and losses on securities.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had

Janus Adviser Series  January 31, 2009  37

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

These schedules provide a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, and expense ratios.

The first line in the tables reflect the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses). Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, and the frequency of dividend payments.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

38  Janus Adviser Series  January 31, 2009

Notes

Janus Adviser Series  January 31, 2009  39

Notes

40  Janus Adviser Series  January 31, 2009

Notes

Janus Adviser Series  January 31, 2009  41

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Modular Portfolio Construction®
Janus Adviser Modular Portfolio Construction® Fund invests in a diversified portfolio of underlying Janus mutual funds and securities. The Fund utilizes Janus Capital’s Modular Portfolio Construction process to allocate assets across the following three asset categories: CORE, ALPHA and ALTERNATIVE. The Fund is unique in its combination of funds and securities that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Funds distributed by Janus Distributors LLC (2/09)

C-309-062	108-24-300 03-09

2009 Semiannual Report
Janus Adviser Series

Janus Adviser Modular Portfolio Construction® Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Adviser Series

Useful Information About Your Fund Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	12
Notes to Schedule of Investments	14
Notes to Financial Statements	15
Additional Information	34
Explanations of Charts, Tables and Financial Statements	36

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Fund’s manager in the Management Commentaries are just that: opinions. They are a reflection of his best judgment at the time this report was compiled, which was January 31, 2009. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by his fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative services fees (applicable to Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the period from September 3, 2008 to January 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Fund’s total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares), the administrative services fees (applicable to Class S Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, to certain limits until at least December 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Fund’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series  January 31, 2009  1

Janus Adviser Modular Portfolio Construction® Fund (unaudited)

Fund Snapshot
This fund invests in a diversified portfolio of underlying Janus mutual funds and securities. The Fund utilizes Janus Capital’s Modular Portfolio Construction® process to allocate assets across the following three asset categories: CORE, ALPHA, and ALTERNATIVE.

Dan Scherman
portfolio manager

Janus Adviser Modular Portfolio Construction® (MPC) Fund’s Class S Shares returned -26.86% from its inception on September 3, 2008 to the period ending January 31, 2009. This compares to a return of -34.14% for the Russell 3000® Growth Index, the Fund’s primary benchmark, during the same period. These results compare to a -27.87% return by its secondary benchmark, the MPC Allocation Composite Index, a hypothetical combination of unmanaged indices, which combines the total returns from the Russell 3000® Index (50%), the Barclays Capital U.S. Aggregate Bond Index (previously known as Lehman Brothers) (25%), and the MSCI All Country World ex-U.S. Index (25%).

Market Review

Despite what proved to be somewhat ominous timing, Janus Adviser MPC Fund launched on September 3, 2008. Within a week of inception, the financial landscape began to change rapidly as mortgage giants Fannie Mae and Freddie Mac – burdened by the weight of billions of dollars of bad loans – were placed under U.S. Government control. Scarcely a week after that, insurer American International Group (AIG) suffered the same fate when it was forced to accept billions in government aid to remain afloat. In the meantime, Merrill Lynch and Bank of America were pushed together into lukewarm embrace by a federal government determined not to preside over a repeat of the messy collapse of investment bank Bear Stearns that had occurred a mere six months earlier. Then, less than 48 hours after the Merrill transaction, the storyline was replayed yet again as Lehman Brothers – a venerable U.S. banking franchise with more than a century and a half of history behind it – declared bankruptcy and would be forcibly absorbed by British bank Barclays.

The loss of investor confidence moved quickly to crisis proportions. Financial markets worldwide responded to this seemingly endless string of hits by simply imploding. Virtually no geography or asset class was entirely spared as correlations tightened toward 100% and the benefits of diversification – a key feature of this Fund – were temporarily suspended. So it was before Janus Adviser MPC Fund was barely a month old, it had been battered by a near-complete collapse of confidence in the global financial system, a dramatic drop in worldwide economic activity and the opening stages of the worst market decline since the Great Depression.

Portfolio Review

But as discouraging as this period has been, it serves as a reminder of exactly how important a diversified strategy can be. For example, while the Fund’s performance during this period has been disappointing, it could have been much worse if we had launched with a larger allocation to stocks, real estate or commodities – three asset classes hit harder than most during the downdraft. Instead, our allocation to bonds and alternative assets helped mitigate some of the most severe volatility suffered by our investments in these areas and allowed us to keep pace with – even slightly outperform – both our primary and secondary benchmarks.

Contributors and Detractors

In general, our CORE holdings performed roughly in line with expectations. Not surprisingly, fixed income investments such as Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund ranked among the portfolio’s best performers during this volatile period. Janus Adviser Perkins Mid Cap Value Fund and Janus Adviser Large Cap Growth Fund – two positions that were added late in the period as markets appeared to stabilize somewhat – also performed relatively well for the Fund.

Meanwhile, ALPHA investments such as Janus Adviser Orion Fund and Janus Contrarian Fund fared far worse than most of our CORE holdings. While disappointing, this is largely to be expected given the aggressive nature of these strategies and the sharp decline in equity markets during the period. As mentioned in the Investment Strategy section, our risk management discipline led us to rebalance a portion of the Fund’s assets away from the ALPHA category amid continued market volatility.

Finally, one area that at least partially failed to live up to expectations was our exposure to ALTERNATIVE assets, which uncharacteristically declined in tandem with the rest of the market. For example, our commodities-related investment ranked as our single worst performer as the economic crisis reached full bloom. Our investment in Janus Adviser Global

2  Janus Adviser Modular Portfolio Construction® Fund

(unaudited)

Real Estate Fund also lagged as that sector emerged as the epicenter of the current market crisis. We believe these assets will ultimately regain their ability to diversify the rest of the portfolio as markets normalize. For that reason, we have maintained our allocation to ALTERNATIVE assets.

Investment Process

Because this is our first formal report to shareholders, we would like to take this opportunity to review, in some detail, how the Fund is managed. Janus Adviser MPC Fund is structured as a proprietary fund-of-funds, which means we are allowed to select from any of the Janus, INTECH and Perkins funds currently available to shareholders. When we want exposure to an asset class not represented by any of these managers, we are free to invest outside our corporate umbrella, as we have done this period in the case of our commodities and hedge fund investments. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Our choice of investments is driven not only by an evaluation of the quality and sustainability of fund performance, but also by our characterization of each underlying strategy as CORE, ALPHA or ALTERNATIVE. While we employ very specific quantitative and qualitative criteria for inclusion in each of these “modules,” they can be simplified this way:

•	CORE strategies are stock and bond portfolios – both international and domestic – that seek to provide market-like exposure to the segments of the market in which the manager has demonstrated expertise.

•	ALPHA strategies are those that seek market-beating performance more or less independent of investment style or asset class.

•	ALTERNATIVE strategies march to their own beat and seek to diversify some of the risks assumed by investing in CORE and ALPHA strategies.

Once we’ve defined our investable universe and parsed it into these three categories, we then employ techniques such as mean-variance optimization (as well as a measured dose of qualitative judgment) to assemble each module independently. For example, in the CORE module, we mix and match the eligible CORE funds into a portfolio that best mimics what we believe represents “the market” to a modern investor. Next, we look across the roster of available ALPHA strategies to assemble a portfolio that gives us what we believe will be the greatest return in exchange for the least amount of risk. Finally, we assemble a portfolio of ALTERNATIVE assets that we believe will have the lowest possible correlation with the first two modules in an effort to diversify away some of the risks inherent in investing in the other two.

Once the three individual modules are built, we attempt to combine them in a way designed to take advantage of both the benefits of asset class diversification and the current market environment. We do this not by allocating tactically among the modules, or by investing a set percentage of Fund assets in each asset class and then periodically rebalancing back toward those targets, but instead by allocating assets on the basis of how much risk we believe shareholders can bear. When we think risky assets are performing well, we systematically allocate more to the ALPHA module; when we think they are performing poorly, we systematically allocate a greater percentage to CORE. Our allocation to ALTERNATIVES is designed to remain static at roughly 10% of Fund assets.

Investment Strategy

Our first opportunity to employ this rebalancing technique occurred in mid-January, when we rebalanced a portion of fund assets away from ALPHA and toward CORE in a reflection of both Fund performance and continued equity market weakness. As a result, our overall allocation to fixed income rose as a percent of fund assets, while our allocation to both international and domestic stocks declined. We expect these allocations to change over the long term, but believe the Fund is well-positioned for the current environment.

Outlook

Looking ahead, we do not believe markets will remain “locked” forever. We believe financial institutions will begin to extend credit and investor (and eventually consumer) sentiment will improve. We are confident that the fundamental (and time-tested) relationships between risk and return that guide the construction of this fund will reassert themselves as the market begins to normalize. We also have utmost confidence in the managers of the underlying strategies on our roster and are certain they are doing everything in their power to navigate this difficult environment.

In the meantime, we continue to look for ways to incrementally improve the MPC investment process. Specifically, we are actively investigating new investment options in the alternatives space and are researching improvements in how we measure and incorporate return estimates for our underlying managers. We hope these efforts will ultimately result in stronger returns for shareholders.

In closing, thank you for your investment and continuing trust in us during these difficult times.

Janus Adviser Modular Portfolio Construction® Fund    3

Janus Adviser Modular Portfolio Construction® Fund (unaudited)

Janus Adviser Modular Portfolio Construction® Fund (% of Net Assets)

Core
Janus Adviser Flexible Bond Fund – Class I Shares	32.5%
Janus Adviser Fundamental Equity Fund – Class I Shares	7.3%
Janus Adviser High-Yield Fund – Class I Shares	0.6%
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	2.9%
Janus Adviser INTECH Risk-Managed International – Class I Shares	3.1%
Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	3.0%
Janus Adviser International Equity Fund – Class I Shares	5.4%
Janus Adviser Large Cap Growth Fund – Class I Shares	0.5%
Janus Adviser Perkins Mid Cap Value Fund – Class I Shares	1.5%
Janus Adviser Small-Mid Growth Fund – Class I Shares	3.6%
Janus Research Fund	2.5%
Alpha
Janus Adviser Forty Fund – Class I Shares	4.4%
Janus Adviser International Growth Fund – Class I Shares	4.4%
Janus Adviser Orion Fund – Class I Shares	4.3%
Janus Contrarian Fund	4.3%
Alternative
Janus Adviser Global Real Estate Fund – Class I Shares	0.9%

Janus Adviser Modular Portfolio Construction® Fund At-A-Glance

Asset Allocation – (% of Net Assets)
As of January 31, 2009

4  Janus Adviser Modular Portfolio Construction® Fund

(unaudited)

Performance

Cumulative Total Return – for the period ended January 31, 2009		Expense Ratios – estimated for the initial fiscal year
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Modular Portfolio Construction® Fund – Class A Shares

NAV	–26.76%	1.63%	1.61%(a)

MOP	–30.97%

Janus Adviser Modular Portfolio Construction® Fund – Class C Shares

NAV	–26.96%	2.38%	2.36%(a)

CDSC	–27.68%

Janus Adviser Modular Portfolio Construction® Fund – Class I Shares	–26.55%	1.38%	1.36%(b)

Janus Adviser Modular Portfolio Construction® Fund – Class S Shares	–26.86%	1.77%	1.77%(c)

Russell 3000® Index	–34.14%

MPC Allocation Composite Index	–27.87%

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

See important disclosures on the next page.

Janus Adviser Modular Portfolio Construction® Fund    5

Janus Adviser Modular Portfolio Construction® Fund (unaudited)

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

Fees and expenses shown reflect estimated annualized expenses the Fund expects to incur during its initial fiscal year.

The Fund’s expense ratios were determined based on estimated annualized expenses the Fund expects to incur during the Fund’s initial fiscal year. Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under “Net Annual Fund Operating Expenses.”

The Fund’s and an underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds”. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Because Janus Capital is the adviser to the Janus Adviser Modular Portfolio Construction® Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying Janus funds. Performance of Janus Adviser Modular Portfolio Construction® Fund depends on that of the underlying funds. They are subject to the volatility of the financial markets in the U.S. and abroad and to the additional risks associated with investments.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s performance for very short time periods may not be indicative of future performance.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operation on September 3, 2008. The performance shown from Class A Shares, Class C Shares, Class I Shares, and Class S Shares reflect the performance of the Fund’s respective class from September 3, 2008 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Lipper does not rate (rank) this Fund as it is less than one year old.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 3, 2008

6  Janus Adviser Modular Portfolio Construction® Fund

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(9/3/08)	(1/31/09)	(9/3/08-1/31/09)†

Actual	$1,000.00	$733.50	$2.22

Hypothetical (5% return before expenses)	$1,000.00	$1,018.12	$2.59

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(9/3/08)	(1/31/09)	(9/3/08-1/31/09)†

Actual	$1,000.00	$730.40	$4.62

Hypothetical (5% return before expenses)	$1,000.00	$1,015.35	$5.38

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(9/3/08)	(1/31/09)	(9/3/08-1/31/09)†

Actual	$1,000.00	$734.50	$1.61

Hypothetical (5% return before expenses)	$1,000.00	$1,018.82	$1.88

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(9/3/08)	(1/31/09)	(9/3/08-1/31/09)†

Actual	$1,000.00	$732.50	$2.62

Hypothetical (5% return before expenses)	$1,000.00	$1,017.66	$3.05

†	Actual expenses paid reflect only the inception period (September 3, 2008 to January 31, 2009). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized expense ratio of 0.62% for Class A Shares, 1.29% for Class C Shares, 0.45% for Class I Shares and 0.73% for Class S Shares multiplied by the average account value over the period, multiplied by 151/365 (to reflect the period); however, hypothetical expenses are multiplied by 184/365 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Modular Portfolio Construction® Fund    7

Janus Adviser Modular Portfolio Construction® Fund

Schedule of Investments (unaudited)

As of January 31, 2009

Shares or Principal Amount		Value

Exchange Traded Fund – 4.1%
Commodity – 4.1%
2,160	iShares S&P GSCI Commodity-Indexed Trust ETF*,** (cost $84,740)	$55,361

Mutual Funds(1) – 81.2%
Equity Funds – 48.1%
2,767	Janus Adviser Forty Fund – Class I Shares	60,379
10,349	Janus Adviser Fundamental Equity Fund – Class I Shares	100,079
2,567	Janus Adviser Global Real Estate Fund – Class I Shares	12,143
4,940	Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	39,424
8,084	Janus Adviser INTECH Risk-Managed International – Class I Shares	41,956
6,497	Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	41,387
11,283	Janus Adviser International Equity Fund – Class I Shares	74,019
2,230	Janus Adviser International Growth Fund – Class I Shares	59,674
366	Janus Adviser Large Cap Growth Fund – Class I Shares	6,239
7,337	Janus Adviser Orion Fund – Class I Shares	58,106
1,730	Janus Adviser Perkins Mid Cap Value Fund – Class I Shares	20,832
6,838	Janus Adviser Small-Mid Growth Fund – Class I Shares	49,235
6,443	Janus Contrarian Fund	58,633
2,053	Janus Research Fund	33,340
		655,446
Fixed-Income Funds – 33.1%
36,007	Janus Adviser Flexible Bond Fund – Class I Shares	443,246
1,033	Janus Adviser High Yield Fund – Class I Shares	7,569
		450,815

Total Mutual Funds (cost $1,259,512)		1,106,261

Money Markets – 1.0%
1,000	Janus Cash Liquidity Fund LLC, 0%	1,000
13,080	Janus Institutional Money Market Fund – Institutional Shares, 0.30%	13,080

Total Money Markets (cost $14,080)		14,080

Total Investments (total cost $1,358,332) – 86.3%		1,175,702

Cash, Receivables and Other Assets, net of Liabilities – 13.7%		186,642

Net Assets – 100%		$1,362,344

(1)	The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

Total Return Swaps outstanding at January 31, 2009

	Notional	Return Paid	Return Received
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Unrealized Depreciation

Goldman Sachs	$48,300	Positive One Year Return on Goldman Sachs Absolute Return Tracker Index	Negative One Year Return on Goldman Sachs Absolute Return Tracker Index	9/4/2009	$(2,631)

					$(2,631)

See Notes to Schedules of Investments and Financial Statements.

8  Janus Adviser Modular Portfolio Construction® Fund

Statement of Assets and Liabilities

Janus Adviser
Modular
As of January 31, 2009 (unaudited)	Portfolio
(all numbers in thousands except net asset value per share)	Construction® Fund

Assets:
Investments at cost	$1,358
Investments at value	$56
Affiliated investments at value	1,120
Cash	98
Receivables:
Fund shares sold	77
Dividends	2
Interest	–
Non-interested Trustees’ deferred compensation	–
Other assets	47
Total Assets	1,400
Liabilities:
Payables:
Investments purchased	14
Dividends	–
Advisory fees	–
Custody fees	2
Transfer agent fees and expenses	8
Printing and mailing expenses	6
Administrative services fees – Class S Shares	–
Distribution fees – Class A Shares	–
Distribution fees – Class C Shares	1
Distribution fees – Class S Shares	–
Networking fees – Class A Shares	–
Networking fees – Class C Shares	–
Networking fees – Class I Shares	–
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	–
Unrealized depreciation on swap agreements	3
Accrued expenses and other payables	3
Total Liabilities	38
Net Assets	$1,362
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,653
Undistributed net investment income/(loss)*	32
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(138)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(185)
Total Net Assets	$1,362
Net Assets – Class A Shares	$232
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32
Net Asset Value Per Share(1)	$7.25
Maximum Offering Price Per Share(2)	$7.69
Net Assets – Class C Shares	$642
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	89
Net Asset Value Per Share(1)	$7.22
Net Assets – Class I Shares	$305
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	42
Net Asset Value Per Share	$7.26
Net Assets – Class S Shares	$183
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25
Net Asset Value Per Share	$7.24

*	See Note 3 in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Adviser Modular Portfolio Construction® Fund    9

Statement of Operations

Janus Adviser
Modular
For the period ended January 31, 2009 (unaudited)	Portfolio
(all numbers in thousands)	Construction® Fund(1)

Investment Income:
Interest	$–
Dividends	5
Dividends from affiliates	45
Total Investment Income	50
Expenses:
Advisory fees	–
Transfer agent expenses	9
Registration fees	89
Custodian fees	3
Audit fees	8
Non-interested Trustees’ fees and expenses	2
Distribution fees – Class A Shares	–
Distribution fees – Class C Shares	2
Distribution fees – Class S Shares	–
Administrative services fees – Class S Shares	–
Networking fees – Class A Shares	–
Networking fees – Class C Shares	–
Networking fees – Class I Shares	–
Other expenses	17
Total Expenses	130
Less: Excess Expense Reimbursement	(126)
Net Expenses after Expense Reimbursement	4
Net Investment Income/(Loss)	46

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(139)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee’s deferred compensation	(185)
Net Gain/(Loss) on Investments	(324)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(278)

(1)	Period from September 3, 2008 (inception date) through January 31, 2009.

See Notes to Financial Statements.

10  Janus Adviser Modular Portfolio Construction® Fund

Statement of Changes in Net Assets

Janus Adviser
Modular
Portfolio
For the period ended January 31, 2009 (unaudited)	Construction® Fund
(all numbers in thousands)	2009(1)

Operations:
Net investment income/(loss)	$46
Net realized gain/(loss) from investment and foreign currency transactions	(139)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(185)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(278)
Dividends and Distributions to Shareholders:
Net investment income *
Class A Shares	(3)
Class C Shares	(6)
Class I Shares	(3)
Class S Shares	(2)
Net Decrease from Dividends and Distributions	(14)
Capital Share Transactions:
Shares sold
Class A Shares	307
Class C Shares	719
Class I Shares	365
Class S Shares	250
Reinvested dividends and distributions
Class A Shares	3
Class C Shares	6
Class I Shares	3
Class S Shares	2
Shares repurchased
Class I Shares	(1)
Net Increase/(Decrease) from Capital Share Transactions	1,654
Net Increase/(Decrease) in Net Assets	1,362
Net Assets:
Beginning of period	–
End of period	$1,362

Undistributed net investment income/(loss)*	$32

*	See Note 3 in Notes to Financial Statements.
(1)	Period from September 3, 2008 (inception date) through January 31, 2009.

See Notes to Financial Statements.

Janus Adviser Modular Portfolio Construction® Fund    11

Financial Highlights

Class A Shares

Janus Adviser
Modular Portfolio
For a share outstanding during	Construction® Fund
the period ended January 31, 2009 (unaudited)	2009(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.28
Net gain/(loss) on investments (both realized and unrealized)	(2.95)
Total from Investment Operations	(2.67)
Less Distributions:
Dividends (from net investment income)*	(.08)
Distributions (from capital gains)*	–
Total Distributions	(.08)
Net Asset Value, End of Period	$7.25
Total Return**	(26.65)%
Net Assets, End of Period (in thousands)	$232
Average Net Assets for the Period (in thousands)	$222
Ratio of Gross Expenses to Average Net Assets***(2)	0.62%
Ratio of Net Expenses to Average Net Assets***(2)	0.62%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	9.53%
Portfolio Turnover Rate***	49%

Class C Shares

Janus Adviser
Modular Portfolio
For a share outstanding during	Construction® Fund
the period ended January 31, 2009 (unaudited)	2009(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.23
Net gain/(loss) on investments (both realized and unrealized)	(2.93)
Total from Investment Operations	(2.70)
Less Distributions:
Dividends (from net investment income)*	(.08)
Distributions (from capital gains)*	–
Total Distributions	(.08)
Net Asset Value, End of Period	$7.22
Total Return**	(26.96)%
Net Assets, End of Period (in thousands)	$642
Average Net Assets for the Period (in thousands)	$372
Ratio of Gross Expenses to Average Net Assets***(2)	1.29%
Ratio of Net Expenses to Average Net Assets***(2)	1.29%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	11.70%
Portfolio Turnover Rate***	49%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 3, 2008 (inception date) through January 31, 2009
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

12  Janus Adviser Modular Portfolio Construction® Fund

Class I Shares

Janus Adviser
Modular Portfolio
For a share outstanding during	Construction® Fund
the period ended January 31, 2009 (unaudited)	2009(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.29
Net gain/(loss) on investments (both realized and unrealized)	(2.95)
Total from Investment Operations	(2.66)
Less Distributions:
Dividends (from net investment income)*	(.08)
Distributions (from capital gains)*	–
Total Distributions	(.08)
Net Asset Value, End of Period	$7.26
Total Return**	(26.55)%
Net Assets, End of Period (in thousands)	$305
Average Net Assets for the Period (in thousands)	$247
Ratio of Gross Expenses to Average Net Assets***(2)	0.45%
Ratio of Net Expenses to Average Net Assets***(2)	0.45%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	11.73%
Portfolio Turnover Rate***	49%

Class S Shares

Janus Adviser
Modular Portfolio
For a share outstanding during	Construction® Fund
the period ended January 31, 2009 (unaudited)	2009(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.29
Net gain/(loss) on investments (both realized and unrealized)	(2.97)
Total from Investment Operations	(2.68)
Less Distributions:
Dividends (from net investment income)*	(.08)
Distributions (from capital gains)*	–
Total Distributions	(.08)
Net Asset Value, End of Period	$7.24
Total Return**	(26.75)%
Net Assets, End of Period (in thousands)	$183
Average Net Assets for the Period (in thousands)	$195
Ratio of Gross Expenses to Average Net Assets***(2)	0.73%
Ratio of Net Expenses to Average Net Assets***(2)	0.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	9.16%
Portfolio Turnover Rate***	49%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 3, 2008 (inception date) through January 31, 2009
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Modular Portfolio Construction® Fund    13

Notes to Schedules of Investments (unaudited)

MPC Allocation Composite Index	Is a hypothetical combination of unmanaged indices. This internally-calculated index combines the total returns from the Russell 3000® Index (50%), the Barclays Capital U.S. Aggregate Bond Index (25%), and the Morgan Stanley Capital International All Country World ex-U.S. Index (25%).

Russell 3000® Index	Measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indices.

ETF	Exchange-Traded Fund

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of January 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of January 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Adviser Modular Portfolio Construction® Fund	$55,361	$1,120,341	$–

Other Financial Instruments(a):
Janus Adviser Modular Portfolio Construction® Fund	–	45,669	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of January 31, 2009 is noted below.

Fund	Aggregate Value

Janus Adviser Modular Portfolio Construction® Fund	$3,845

14  Janus Adviser Modular Portfolio Construction® Fund

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Adviser Modular Portfolio Construction® Fund is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus mutual funds (the “underlying funds”). The Fund will normally allocate approximately 90% of its assets to Janus-managed mutual funds and approximately 10% to unaffiliated pooled investment vehicles (e.g., ETFs) and derivatives. The Fund is part of Janus Adviser Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers thirty-one funds which include multiple series of shares, with differing investment objectives and policies. The Fund in this report is classified as diversified, as defined in the 1940 Act.

On September 3, 2008, Janus Adviser Modular Portfolio Construction® Fund commenced operations and Janus Capital seeded each class of the Fund with $250,000.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Fund to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Underlying Funds
The Fund will indirectly invest in different asset classes such as equity securities (including both growth- and value-style equities), fixed-income instruments (including fixed-income instruments of any credit quality and having any maturity and duration), and alternative asset classes. The normal asset allocation ranges are as follows: 60%-90% in equity securities, 15%-30% in fixed-income securities, and 5%-15% in alternative strategies for the Fund. Alternative Strategies include, but are not limited to, commodities-related securities, real estate securities, and other securities less correlated to the market. A brief description of each of the underlying funds that the Fund may invest in are as follows.

INVESTMENTS IN EQUITY SECURITIES
INTECH RISK-MANAGED STOCK FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in common stocks from the universe of the fund’s benchmark, which is the S&P 500® Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS ADVISER BALANCED FUND – CLASS I and JANUS BALANCED FUND seek long-term capital growth, consistent with preservation of capital and balanced by current income. Each fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. Each fund normally invests at least 25% of its assets in fixed-income senior securities.

JANUS ADVISER CONTRARIAN FUND – CLASS I and JANUS CONTRARIAN FUND seek long-term growth of capital. Each fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with an attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

JANUS ADVISER FORTY FUND – CLASS I seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common

Janus Adviser Modular Portfolio Construction® Fund    15

Notes to Financial Statements (unaudited) (continued)

stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS ADVISER FUNDAMENTAL EQUITY FUND – CLASS I and JANUS FUNDAMENTAL EQUITY FUND seek long-term growth of capital. Each fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities in which each fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). Each fund may invest in companies of any size.

JANUS ADVISER GLOBAL REAL ESTATE FUND – CLASS I seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks and other equity securities, including, but not limited to, real estate investment trusts (REITs) and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets, but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

JANUS ADVISER GLOBAL RESEARCH FUND – CLASS I and JANUS GLOBAL RESEARCH FUND seek long-term growth of capital. Each fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Each fund may invest in companies of any size and located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. Each fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. Each fund may have significant exposure to emerging markets.

JANUS ADVISER GROWTH AND INCOME FUND – CLASS I and JANUS GROWTH AND INCOME FUND seek long-term capital growth and current income. Each fund pursues its investment objective by normally emphasizing investments in common stocks. Each fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which each fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). Equity securities may make up part or all of the income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments.

JANUS ADVISER INTECH RISK-MANAGED CORE FUND – CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the S&P 500® Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND – CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS ADVISER INTECH RISK-MANAGED INTERNATIONAL FUND – CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Morgan Stanley Capital International (“MSCI”) EAFE® (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS ADVISER INTECH RISK-MANAGED VALUE FUND – CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS ADVISER INTERNATIONAL EQUITY FUND – CLASS I seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located

16  Janus Adviser Modular Portfolio Construction® Fund

throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets, but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

JANUS ADVISER INTERNATIONAL FORTY FUND – CLASS I seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS ADVISER INTERNATIONAL GROWTH FUND – CLASS I and JANUS OVERSEAS FUND seek long-term growth of capital. Each fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. Each fund normally invests in securities of issuers from several different countries, excluding the United States. Although each fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. Each fund may have significant exposure to emerging markets.

JANUS ADVISER LARGE CAP GROWTH FUND – CLASS I seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase.

JANUS ADVISER LONG/SHORT FUND – CLASS I seeks strong absolute risk-adjusted returns over a full market cycle. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The fund’s portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle, and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the fund’s portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the fund’s investment policies.

JANUS ADVISER MID CAP GROWTH FUND – CLASS I seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company.

JANUS ADVISER PERKINS MID CAP VALUE FUND – CLASS I and JANUS PERKINS MID CAP VALUE FUND –INVESTOR SHARES seek capital appreciation. Each fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. Each fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. Each fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index.

JANUS ADVISER ORION FUND – CLASS I and JANUS ORION FUND seek long-term growth of capital. Each fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. Each fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS ADVISER PERKINS SMALL COMPANY VALUE FUND – CLASS I seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio manager. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index.

JANUS ADVISER SMALL-MID GROWTH FUND – CLASS I seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market

Janus Adviser Modular Portfolio Construction® Fund    17

Notes to Financial Statements (unaudited) (continued)

capitalization is a commonly used measure of the size and value of a company.

JANUS ADVISER WORLDWIDE FUND – CLASS I and JANUS WORLDWIDE FUND seek long-term growth of capital in a manner consistent with the preservation of capital. Each fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. Each fund normally invests in issuers from several different countries, including the United States. Each fund may, under unusual circumstances, invest in a single country. Each fund may have significant exposure to emerging markets.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index.

JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

INVESTMENTS IN FIXED-INCOME SECURITIES
JANUS ADVISER FLEXIBLE BOND FUND – CLASS I and JANUS FLEXIBLE BOND FUND seek to obtain maximum total return, consistent with preservation of capital. Each fund pursues its investment objective by primarily

18  Janus Adviser Modular Portfolio Construction® Fund

investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. Each fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. Each fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. Each fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. Due to the nature of the securities in which the funds invest, they may have relatively high portfolio turnover compared to other funds.

JANUS ADVISER FLOATING RATE HIGH INCOME FUND – CLASS I seeks to obtain high current income. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in floating or adjustable rate loans and other floating or adjustable rate securities, including other senior loan investment companies and derivatives with exposure to senior loans. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds. While the fund generally seeks to invest in senior floating rate loans, the fund may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-yield/high-risk bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates. The fund’s investments in floating rate securities are generally rated below investment grade or are unrated and have characteristics considered below investment grade.

JANUS ADVISER HIGH-YIELD FUND – CLASS I and JANUS HIGH-YIELD FUND seek to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. Each fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio manager believes offer attractive risk/return characteristics. Each fund may at times invest all of its assets in such securities. Due to the nature of the securities in which the fund invests, it may have relatively high portfolio turnover compared to other funds.

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

INVESTMENTS IN CASH EQUIVALENTS
JANUS INSTITUTIONAL MONEY MARKET FUND – INSTITUTIONAL SHARES seeks maximum current income to the extent consistent with stability of capital. The fund pursues its investment objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits. The fund also intends to invest in repurchase agreements.

CASH EQUIVALENTS include money market instruments (such as certificates of deposit, time deposits, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, and other short-term corporate instruments).

Investment Valuation
A Fund’s net asset value (“NAV”) is partially calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. In the case of underlying funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the Fund and the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the Fund or the underlying funds traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s and underlying funds’ Trustees. Short-term securities held by the Fund and the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the Fund and the underlying money market funds are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at is cost and thereafter assumes a

Janus Adviser Modular Portfolio Construction® Fund    19

Notes to Financial Statements (unaudited) (continued)

constant accretion/amortization to maturity of any discount or premium. Debt securities held by the Fund and the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the Fund and the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund and the underlying funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s and the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund and the underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s and the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the Fund and the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the Fund and the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses of the Fund are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income and capital gain distributions, if any, from the underlying funds are recorded on the ex-dividend date. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund in the Trust. Additionally, the Fund as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the underlying funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The underlying funds do not have the right to vote on securities while they are being lent; however, the underlying funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Fund and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each

20  Janus Adviser Modular Portfolio Construction® Fund

business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The Securities Lending Program was suspended and effective November 19, 2008, the underlying funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the underlying funds may be party to interfund lending agreements between the underlying funds and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each borrowing underlying fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Fund and the underlying funds, except INTECH Risk-Managed Stock Fund, Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, Janus Adviser INTECH Risk-Managed Value Fund (together, the “Risk-Managed funds”) and Janus Institutional Money Market Fund, may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings of the underlying funds and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Fund or the underlying funds are fully collateralized by other securities, which are denoted in each Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fund’s or the underlying funds’ custodian.

Futures Contracts
The Fund and the underlying funds, except Janus Institutional Money Market Fund, may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund and the underlying funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities of the underlying funds are designated as collateral for market value on futures contracts are noted in each Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s or the underlying funds’ custodian.

Swaps
The Fund and the underlying funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to a Fund or underlying fund. If the other party to a swap defaults, a Fund or underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund or underlying fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund or underlying fund and reduce the Fund’s and the underlying fund’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk

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Notes to Financial Statements (unaudited) (continued)

from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Fund and the underlying funds, except Janus Institutional Money Market Fund, may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The underlying funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Fund and the underlying funds, except the Risk-Managed funds and Janus Institutional Money Market Fund, may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund and the underlying funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The underlying funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund or the underlying funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the underlying funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the underlying funds could result in the underlying funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid by the underlying funds.

The Fund or the underlying funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Fund or the underlying funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund or the underlying funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund or the underlying funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s or the underlying funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Fund and the underlying funds may recognize due to written call options.

Mortgage Dollar Rolls
The underlying funds, Janus Adviser Global Real Estate Fund, Janus Adviser Long/Short Fund, Janus Adviser Flexible Bond Fund, Janus Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund, Janus Adviser High-Yield Fund, Janus

22  Janus Adviser Modular Portfolio Construction® Fund

High-Yield Fund, and Janus Short-Term Bond Fund, may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the underlying funds sell a mortgage-related security (such as a Government National Mortgage Association (“Ginnie Mae”) security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a pre-determined price. The underlying funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income of the underlying funds.

The underlying funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the underlying funds maintained in a segregated account. To the extent that the underlying funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the underlying funds are required to purchase may decline below the agreed upon repurchase price.

Securities Traded on a To-Be-Announced Basis
The underlying funds, Janus Adviser Global Real Estate Fund, Janus Adviser Long/Short Fund, Janus Adviser Flexible Bond Fund, Janus Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund, Janus Adviser High-Yield Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund, may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the underlying funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“Freddie Mac”) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the underlying funds, normally 15 to 45 days later. Beginning on the date the underlying funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Mortgage- and Asset-Backed Securities
The underlying funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entities. The Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the underlying funds’ yield and the underlying funds’ return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in the underlying fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Floating Rate Loans
The underlying funds, Janus Adviser Balanced Fund, Janus Balanced Fund, Janus Adviser Long/Short Fund, Janus Adviser Flexible Bond Fund, Janus Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund, Janus Adviser High-Yield Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior

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Notes to Financial Statements (unaudited) (continued)

floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Bank Loans
The underlying funds, Janus Adviser Balanced Fund, Janus Adviser Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund, Janus Adviser Long/Short Fund, Janus Balanced Fund, Janus Flexible Bond Fund, Janus Adviser High-Yield Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the underlying funds invest are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year LIBOR.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Short Sales
The underlying funds, except the Risk-Managed funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own, or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying fund loses the opportunity to participate in the gain.

The underlying funds, except the Risk-Managed funds and Janus Institutional Money Market Fund, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of an underlying fund’s, except Janus Adviser Long/Short Fund, short sales positions, other than short sales against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that an underlying fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. The underlying funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The underlying funds pay stock loan fees on assets borrowed from the security broker.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the

24  Janus Adviser Modular Portfolio Construction® Fund

date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Borrowing
The underlying funds, Janus Adviser Floating Rate High Income Fund and Janus Adviser Long/Short Fund, may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, an underlying fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. In addition to borrowing for leverage purposes, an underlying fund also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows an underlying fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by an underlying fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of an underlying fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of an underlying fund’s agreement with its lender, the NAV per share of an underlying fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if an underlying fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, an underlying fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that an underlying fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of an underlying fund compared with what it would have been without leverage.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Fund and underlying funds, except Janus Institutional Money Market Fund, may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund or an underlying fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Fund and underlying funds, except Janus Institutional Money Market Fund, may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the underlying funds’ total return. The Fund or underlying funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund or underlying funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the

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Notes to Financial Statements (unaudited) (continued)

ETN. There may be restrictions on the Fund’s or underlying funds’ right to redeem their investment in an ETN, which are meant to be held until maturity. The Fund’s or underlying funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The underlying funds, except the Risk-Managed funds and Janus Institutional Money Market Fund, may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The underlying funds, except Janus Institutional Money Market Fund, may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

Additional Investment Risk
The underlying funds, particularly Janus Adviser Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund, Janus Adviser High-Yield Fund, Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. The Risk-Managed funds do not intend to invest in high-yield/high-risk bonds.

Counterparties
The Fund or underlying fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Fund or an underlying fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund or an underlying fund. The Fund or an underlying fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Fund’s or underlying funds’ Statements of Assets and Liabilities.

The Fund or an underlying fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby an underlying fund’s cash balances are invested in one or more money market funds, as well as investment in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund or an underlying fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund or an underlying fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the

26  Janus Adviser Modular Portfolio Construction® Fund

underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Fund to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended, January 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Fund’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of January 31, 2009 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedules of Investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Fund’s financial statement disclosures.

Janus Adviser Modular Portfolio Construction® Fund    27

Notes to Financial Statements (unaudited) (continued)

FASB Staff Position SFAS No. 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) is effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and there is no impact on the Fund’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for the Fund.

	Average Daily Net	Management
Fund	Assets of Fund	Fee (%)

Janus Adviser Modular Portfolio Construction® Fund	All Asset Levels	0.07%

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Fund. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of a Fund’s actual distribution and service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least December 1, 2009 to reimburse the Fund by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares and Class S Shares, the administrative services fees applicable to Class S Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the following annual rates noted below. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Fund	Expense Limit %

Janus Adviser Modular Portfolio Construction® Fund	0.45%

Janus Capital will be entitled to recoup such reimbursement or fee reduction from Janus Adviser Modular Portfolio Construction® Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such expenses will expire September 3, 2011. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the period ended January 31, 2009, total reimbursement by Janus Capital was $125,983 for Janus Adviser Modular Portfolio Construction® Fund. As of January 31, 2009, the recoupment that may be potentially made to Janus Capital is $125,479.

28  Janus Adviser Modular Portfolio Construction® Fund

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of January 31, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended January 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the period ended January 31, 2009.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer. The Fund reimburses the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $37,064 was paid by the Trust during the period ended January 31, 2009. The Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price for the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended January 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Adviser Modular Portfolio Construction® Fund	$421

A 2.00% redemption fee may be imposed on Class I Shares and Class S Shares held for 90 days or less. The period during which a redemption fee may apply is 90 days or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund’s asset levels and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in-Capital.

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended January 31, 2009, as indicated in the following table.

		Date of		Date of	Seed Capital
Fund	Purchases	Purchases	Redemptions	Redemption	at 1/31/09

Janus Adviser Modular Portfolio Construction® Fund - Class A Shares	$250,000	9/2/08	$–	$–	$250,000
Janus Adviser Modular Portfolio Construction® Fund - Class C Shares	250,000	9/2/08	–	–	250,000
Janus Adviser Modular Portfolio Construction® Fund - Class I Shares	250,000	9/2/08	–	–	250,000
Janus Adviser Modular Portfolio Construction® Fund - Class S Shares	250,000	9/2/08	–	–	250,000

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Adviser Modular Portfolio Construction® Fund    29

Notes to Financial Statements (unaudited) (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of January 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Adviser Modular Portfolio Construction® Fund	$1,431,419	$16,177	$(271,894)	$(255,717)

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below is the gross expense ratios for the Fund that would have been in effect, absent the waiver of certain fees and offsets.

For the period ended January 31, 2009 (unaudited)

	Class A	Class C	Class I	Class S
	Shares	Shares	Shares	Shares
Fund	2009(1)	2009(1)	2009(1)	2009(1)

Janus Adviser Modular Portfolio Construction® Fund	33.99%	27.66%	27.54%	34.26%

(1)	Period from September 3, 2008 (inception date) through January 31, 2009.

30  Janus Adviser Modular Portfolio Construction® Fund

5.	Capital Share Transactions

Janus Adviser
Modular Portfolio
Construction®
For the period ended January 31, 2009	Fund
(all numbers in thousands)	2009(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	32
Reinvested dividends and distributions	-
Shares repurchased	-
Net Increase/(Decrease) in Fund Shares	32
Shares Outstanding, Beginning of Period	-
Shares Outstanding, End of Period	32
Transactions in Fund Shares – Class C Shares:
Shares sold	88
Reinvested dividends and distributions	1
Shares repurchased	-
Net Increase/(Decrease) in Fund Shares	89
Shares Outstanding, Beginning of Period	-
Shares Outstanding, End of Period	89
Transactions in Fund Shares – Class I Shares:
Shares sold	42
Reinvested dividends and distributions	-
Shares repurchased	-
Net Increase/(Decrease) in Fund Shares	42
Shares Outstanding, Beginning of Period	-
Shares Outstanding, End of Period	42
Transactions in Fund Shares – Class S Shares:
Shares sold	25
Reinvested dividends and distributions	-
Shares repurchased	-
Net Increase/(Decrease) in Fund Shares	25
Shares Outstanding, Beginning of Period	-
Shares Outstanding, End of Period	25
(1) Period from September 3, 2008 (inception date) through January 31, 2009.

6.	Purchases and Sales of Investment Securities

For the period ended January 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-Term	Proceeds from Sales
	Purchases of	Proceeds from Sales	U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Adviser Modular Portfolio Construction® Fund	$1,738,632	$207,578	$–	$–

7.	Affiliated Fund of Funds Transactions

The Fund invests in certain mutual funds within the Janus family of funds. While the Fund can invest in any or all of the underlying funds, it is expected that the Fund will normally invest in only some of the underlying funds at any particular time. The Fund’s investment in any of the underlying funds may exceed 25% of the Fund’s total assets. In such instances, the financial statements for the underlying fund may be obtained on the underlying fund’s website at www.janus.com/info. During the period ended January 31, 2009, the Fund recorded distributions from affiliated investment companies as dividend income and had the following purchases and sales:

Janus Adviser Modular Portfolio Construction® Fund    31

Notes to Financial Statements (unaudited) (continued)

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 1/31/09

Janus Adviser Modular Portfolio Construction® Fund
Janus Adviser Flexible Bond Fund – Class I Shares	38,075	$456,921	2,068	$24,945	$518	$4,046	$443,246
Janus Adviser Forty Fund – Class I Shares	3,987	121,100	1,220	45,535	(19,394)	3,995	60,379
Janus Adviser Fundamental Equity Fund – Class I Shares	11,166	150,379	817	13,891	(5,539)	9,055	100,079
Janus Adviser Global Real Estate Fund – Class I Shares	2,759	18,090	192	1,663	(645)	471	12,143
Janus Adviser High Yield Fund – Class I Shares	1,242	10,105	209	1,852	(353)	273	7,569
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	5,348	56,206	408	5,126	(1,765)	437	39,424
Janus Adviser INTECH Risk-Managed International – Class I Shares	8,665	59,207	581	4,832	(1,471)	1,085	41,956
Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	7,002	60,227	505	5,110	(1,545)	1,153	41,387
Janus Adviser International Equity Fund – Class I Shares	11,813	90,273	530	5,578	(2,014)	811	74,019
Janus Adviser International Growth Fund – Class I Shares	3,243	131,141	1,013	55,565	(29,129)	13,458	59,674
Janus Adviser Large Cap Growth Fund – Class I Shares	366	6,127	–	–	–	–	6,239
Janus Adviser Orion Fund – Class I Shares	10,444	117,932	3,107	44,551	(19,909)	1,099	58,106
Janus Adviser Perkins Mid Cap Value Fund – Class I Shares	1,730	20,833	–	–	–	–	20,832
Janus Adviser Small-Mid Growth Fund – Class I Shares	13,764	135,343	6,926	83,166	(34,415)	5,720	49,235
Janus Cash Liquidity Fund LLC	92,000	92,000	91,000	91,000	–	3	1,000
Janus Contrarian Fund	9,333	120,275	2,890	46,558	(19,948)	3,222	58,633
Janus Institutional Cash Management Fund – Institutional Shares	801	801	801	801	–	2	–
Janus Institutional Money Market Fund – Institutional Shares	1,266,306	1,266,306	1,253,226	1,253,226	–	271	13,080
Janus Research Fund	2,342	51,433	289	7,708	(2,892)	94	33,340

		$2,964,699		$1,691,107	$(138,501)	$45,195	$1,120,341

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the

32  Janus Adviser Modular Portfolio Construction® Fund

court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

9.	Subsequent Events for Certain Underlying Funds

INTECH Risk-Managed Stock Fund
Effective February 27, 2009, INTECH Risk-Managed Stock Fund will change its name to “INTECH Risk-Managed Core Fund” and will eliminate its policy to invest at least 80% of its net assets in common stocks. No change is anticipated in the day-to-day management of the Fund as a result of the elimination of this policy. The Fund will continue to apply a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index, which is the S&P 500® Index.

Janus Adviser Fundamental Equity Fund and Janus Fundamental Equity Fund
Effective February 27, 2009, Janus Adviser Fundamental Equity Fund and Janus Fundamental Equity Fund will change its name to “Janus Adviser Research Core Fund” and “Janus Research Core Fund,” respectively, and will eliminate its policy to invest at least 80% of its net assets in equity securities selected for their growth potential. No change is anticipated in the day-to-day management of the Fund as a result of the elimination of this policy. The Fund will continue to invest primarily in eligible equity securities which include domestic and foreign common stock, preferred stocks, securities convertible into common stocks or preferred stocks (such as convertible preferred stocks, bonds, and debentures), and other securities with equity characteristics (including the use of derivatives).

Janus Floating Rate High Income Fund
The Board of Trustees of Janus Adviser Series approved a plan to liquidate and terminate Janus Adviser Floating Rate High Income Fund effective February 27, 2009.

Janus Institutional Money Market Fund
The Board of Trustees of Janus Adviser Series approved a plan to liquidate and terminate Janus Institutional Money Market Fund effective on or about April 30, 2009.

Janus Adviser Modular Portfolio Construction® Fund    33

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Fund’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Adviser Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), the investment adviser of Janus Adviser Modular Portfolio Construction® Fund (the “New Fund”), considered the proposed investment advisory agreement for the New Fund. In the course of their consideration of that agreement, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Independent Trustees and their counsel, and also considered information provided by their independent fee consultant. Based on their evaluation of that information, as well as other information, the Trustees, at a meeting held on June 20, 2008, unanimously approved the investment advisory agreement for the New Fund for an initial term through February 1, 2010, subject to earlier termination as provided for in the agreement.

In considering the agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services
The Trustees’ analysis of the nature, extent, and quality of Janus Capital’s proposed services to the New Fund took into account the investment objective and strategies of the New Fund and the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing reviews of information related to Janus funds. In addition, the Trustees reviewed Janus Capital’s resources and key personnel, especially those who would be providing investment management and administrative services to the New Fund. The Trustees also considered other services to be provided to the New Fund by Janus Capital, such as the managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the New Fund’s administrator, monitoring adherence to the New Fund’s investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.

The Trustees concluded that the nature and extent of the services to be provided by Janus Capital to the New Fund were appropriate and consistent with the terms of the proposed investment advisory agreement and that the New Fund was likely to benefit from services provided under its agreement with Janus Capital. They also concluded that the quality of Janus Capital’s services to the other Funds for which it serves as investment adviser has generally been very good, and is consistent with or superior to quality norms in the mutual fund industry; that Janus Capital has sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively; and that Janus Capital’s financial condition is sound. In reaching their conclusions, the Trustees considered information provided by Janus Capital for their consideration of the proposed agreement, as well as information previously provided to them by Janus Capital in connection with their consideration of the continuation of other investment advisory agreements entered into with Janus Capital on behalf of other Funds.

Costs of Services Provided
The Trustees examined the proposed fee information and estimated expenses for the New Fund in comparison to information for other comparable funds as provided by an independent provider of investment company data.

The Trustees considered the methodology used by Janus Capital in determining compensation payable to the portfolio manager and the competition for investment management talent, as well as the competitive market for mutual funds in different distribution channels.

The Trustees concluded that the estimated overall expense ratio of each class of shares of the New Fund, taking into account the expense limitations agreed to by Janus Capital, was comparable to or more favorable than the median expense ratio of its peers and that the fees that the New Fund will pay to Janus Capital are reasonable in relation to the nature and

34  Janus Adviser Modular Portfolio Construction® Fund

quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital charges to other clients.

Benefits Derived from the Relationship with the New Fund
The Trustees also considered benefits that would accrue to Janus Capital and its affiliates from their relationship with the New Fund, noting that two affiliates of Janus Capital would serve the New Fund as transfer agent and distributor, respectively, and that the transfer agent would receive compensation from the New Fund’s Class S Shares for its services to the New Fund. They also considered Janus Capital’s proposed use of commissions (to be paid by the New Fund on its portfolio brokerage transactions) to obtain proprietary and third-party research products and services benefiting the New Fund and/or other clients of Janus Capital.

The Trustees concluded that, other than the services to be provided by Janus Capital and its affiliates pursuant to the proposed agreement and the fees to be paid by the New Fund therefore, the New Fund and Janus Capital may potentially benefit from their relationship with each other in other ways. They also concluded that Janus Capital may potentially benefit from the receipt of proprietary research products and services to be acquired through commissions paid on portfolio transactions of the New Fund and that the New Fund may potentially benefit from Janus Capital’s receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They also concluded that success of the New Fund could attract other business to Janus Capital or its other Funds and that the success of Janus Capital could enhance Janus Capital’s ability to serve the New Fund.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that approval of the New Fund’s investment advisory agreement was in the best interest of the New Fund and its shareholders.

Janus Adviser Modular Portfolio Construction® Fund    35

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio were determined based on estimated annualized expenses the Fund expects to incur during its initial fiscal year. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and

36  Janus Adviser Modular Portfolio Construction® Fund

expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Fund for shares held for 90 days or less by a shareholder. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the size asset of the

Janus Adviser Modular Portfolio Construction® Fund    37

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

38  Janus Adviser Modular Portfolio Construction® Fund

Notes

Janus Adviser Series  January 31, 2009  39

Notes

40  Janus Adviser Series  January 31, 2009

Notes

Janus Adviser Series  January 31, 2009  41

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Modular Portfolio Construction®
Janus Adviser Modular Portfolio Construction® Fund invests in a diversified portfolio of underlying Janus mutual funds and securities. The Fund utilizes Janus Capital’s Modular Portfolio Construction process to allocate assets across the following three asset categories: CORE, ALPHA and ALTERNATIVE. The Fund is unique in its combination of funds and securities that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Funds distributed by Janus Distributors LLC (2/09)

C-309-062	108-24-900 03-09

Item 2 — Code of Ethics
     Not applicable to semiannual reports.
Item 3 — Audit Committee Financial Expert
     Not applicable to semiannual reports.
Item 4 — Principal Accountant Fees and Services
     Not applicable to semiannual reports.
Item 5 — Audit Committee of Listed Registrants
     Not applicable.
Item 6 — Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers that conduct or have direct investments in certain business operations in Sudan.

Item 7 —	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies Not applicable.

Item 8 —	Portfolio Managers of Closed-End Management Investment Companies Not applicable.

Item 9 —	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable.

Item 10 —	Submission of Matters to a Vote of Security Holders There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11 —	Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 — Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Adviser Series
By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Adviser Series (Principal Executive Officer)
Date: March 31, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Adviser Series (Principal Executive Officer)
Date: March 31, 2009

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Adviser Series (Principal Accounting Officer and Principal Financial Officer)
Date: March 31, 2009